[LOGO]
HARTFORD LIFE


SEMI ANNUAL REPORT
JUNE 30, 2000

- MANAGER  DISCUSSIONS
- FINANCIALS


[GRAPHIC]

The Director
Table of Contents
Investment Review
Performance Summary of Hartford Mutual Funds

                                                             Page
                                                             ----
Hartford HLS Mutual Funds Financial Statements for:.........
 Hartford Global Health HLS Fund.
 Hartford Global Technology HLS Fund.
 Hartford Small Company HLS Fund, Inc.
 Hartford Capital Appreciation HLS  Fund, Inc.
 Hartford MidCap HLS  Fund, Inc.
 Hartford International Opportunities HLS Fund, Inc.
 Hartford Global Leaders HLS Fund.
 Hartford Stock HLS Fund, Inc.
 Hartford Growth and Income HLS Fund.
 Hartford Dividend and Growth HLS Fund, Inc.
 Hartford Index HLS Fund, Inc.
 Hartford International Advisors HLS Fund, Inc.
 Hartford Advisers HLS Fund, Inc.
 Hartford High Yield Bond HLS Fund
 Hartford Bond HLS Fund, Inc.
 Hartford Mortgage Securities HLS Fund, Inc.
 Hartford Money Market HLS Fund, Inc.

AmSouth Mutual Fund Financial Statements for:..............
 AmSouth Select Equity Fund
 AmSouth Equity Income Fund

BB&T Mutual Fund Financial Statements for:.................
 BB&T Growth & Income Fund

Huntington Mutual Fund Financial Statements for:...........
 Huntington Income Equity Fund

Armada Mutual Fund Financial Statements for:...............
 Armada Advantage Equity Growth Fund
 Armada Advantage International Equity Fund
 Armada Advantage Mid Cap Growth Fund

Evergreen Mutual Fund Financial Statements for:............
 Evergreen VIP Capital Growth Fund
 Evergreen VIP Foundation Fund
 Evergreen VIP Growth Fund
 Evergreen VIP Omega Fund
 Evergreen VIP Perpetual International Fund
 Evergreen VIP Special Equity Fund

First American Mutual Fund Financial Statements for:.......
 First American Large Cap Growth Portfolio
 First American Technology Portfolio
 First American International Portfolio

Merrill Lynch Mutual Fund Financial Statements for:........
 Merrill Lynch Mercury VI U.S. Large Cap
 Merrill Lynch Mercury Global Growth

Mitchell Hutchins Mutual Fund Financial Statements for:....
 Strategic Income Fund
 Tactical Allocation Fund
 Growth and Income Fund

Prudential Mutual Fund Financial Statements for:...........
 Prudential Jennison Portfolio

Salomon Brothers Mutual Fund Financial Statements..........
 Salomon Brothers VA Capital Fund
 Salomon Brothers VA Investors Fund
 Salomon Brothers VA Total Return Fund
 Salomon Brothers VA High Yield Bond Fund

Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

HARTFORD
  GLOBAL HEALTH HLS FUND

PORTFOLIO MANAGER

JOSEPH H. SCHWARTZ, CFA
Senior Vice President
Wellington Management Company, LLP

ANN C. GALLO
Vice President
Wellington Management Company, LLP

JEAN H. HYNES, CFA
Vice President
Wellington Management Company, LLP

KIRK J. MAYER
Assistant Vice President
Wellington Management Company, LLP

     PERFORMANCE OVERVIEW

             [CHART]

5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                    Global Health       Goldman Sachs
                      Fund IA          Health Care Index
                  ------------------   -----------------
5/00                 $10,000               $10,000
6/00                 $11,908               $11,456


Returns (Inception 5/1/00)

                                  Cumulative Returns
                                 as of June 30, 2000
                                   SINCE INCEPTION
Global Health IA                      19.08%
Goldman Sachs Health Care Index       14.56%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL HEALTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/1/00 WOULD HAVE BEEN VALUED AT $11,905 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund returned 19.1% (net of mutual fund fees but excluding insurance fees) since inception (May 1, 2000) through the period ending June 30, 2000. The Fund's return exceeded that of the Goldman Sachs Health Care Index of 14.6%.

Q. WHY DID THE FUND PERFORM THIS WAY?

During the second quarter, strength was exhibited throughout the healthcare sector, with meaningful contributions from essentially all of the sub-sectors. Health care as a sector significantly outperformed the general stock market during the second quarter. The Portfolio's current sub-sector emphasis reflects our opinion as to where growth opportunities are not adequately reflected in current stock prices.

The Portfolio's sub-sector weightings were in line with the Goldman Sachs Health Care Index. The analysts remained comparatively optimistic about health care services and medical product stocks as indicated by the overweight positions. The pharmaceuticals & biotech sub-sector weighting was moderately below average, given our view that the recent strong rebound in biotech stocks more than adequately reflects their bright growth prospects. Finally, the genomics & life science weighting was essentially in line with the benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We believe all of these sub-sectors benefit from aging demographics, technology breakthroughs, internet and information technology developments, and geographic expansion. Given future changes in absolute and relative price performance for stocks in the different sub-sectors, the Portfolio's weights will change accordingly to exploit developing investment opportunities. There are many fundamentally attractive companies within the global healthcare sector that are candidates for future investment. We are very optimistic about the health care sector's growth outlook.

HARTFORD
  GLOBAL TECHNOLOGY HLS FUND

PORTFOLIO MANAGER

SCOTT E. SIMPSON
Vice President
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Vice President
Wellington Management Company, LLP

BRUCE L. GLAZER
Assistant Vice President
Wellington Management Company, LLP

PAUL D. JACKSON
Assistant Vice President
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President & Partner
Wellington Management Company, LLP

     PERFORMANCE OVERVIEW

             [CHART]

5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                   Global Tech    Goldman Sachs
                     Fund IA       Tech Index
                   -----------    -------------
5/00                 $10,000         $10,000
6/00                 $10,278         $ 9,860

Returns (Inception 5/1/00)

                           Cumulative Returns
                          as of June 30, 2000
                            SINCE INCEPTION
Global Tech IA                   2.78%
Goldman Sachs Tech Index        -1.40%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL TECHNOLOGY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/1/00 WOULD HAVE BEEN VALUED AT $10,274 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund returned 2.8% since inception (May 1, 2000) through the period ending June 30, 2000. The Fund's return exceeded that of the Goldman Sachs Technology Composite Index, which returned -1.4%.

Q. WHY DID THE FUND PERFORM THIS WAY?

Over the last three months, all sectors of technology experienced weakness. However, the software and internet stocks fared the worst. After severa months of strong gains, our investments in the networking & telecommunications sub-sector also weakened and our holdings in the PC hardware & semiconductors sub-sector declined modestly. Seeing some incremental opportunities, the team took advantage of the weakness to add to positions in the telecommunications equipment, software and internet sectors given their superior growth characteristics.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

While we continue to believe this positioning is appropriate, and our long-term favorable outlook is unwavering, we are concerned about the near-term and expect that the recent volatility will continue. In particular, we remain concerned that rates may need to increase further and that valuations for some leading technology companies continue to look stretched. In addition, we are seeing some signs of weakness in the consumer markets and at the margin some easing of demand for wireless technologies. As a result, we continue to focus our attention on infrastructure plays where demand remains robust and valuations look much more attractive.

HARTFORD
  SMALL COMPANY HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

STEVE ANGELI, CFA
Vice President
Wellington Management Company, LLP


     PERFORMANCE OVERVIEW

           [CHART]

8/9/96 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

               Small Company
                  Fund IA      Russell 2000
8/96              $10,000        $10,000
12/96
12/97
12/98
12/99
6/00              $24,333        $16,608

Returns

                      Average Annual Returns
                       as of June 30, 2000
                     1 YEAR        SINCE INCEPTION
Small Co. IA         40.83%        25.66%
Russell 2000         14.32%        13.92%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 8/9/96 WOULD HAVE BEEN VALUED AT $24,160 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned 3.6% for the 6-month period ending June 30, 2000, underperforming the Lipper Small Cap VA-UF Average return of 7.1% but outperforming the Russell 2000 Index return of 3.0% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The first 6-months of the year have been extremely volatile for investors. Until halfway through March it looked as though we were headed for a down first quarter in the market in spite of excellent earnings prospects and continued low inflation. The only game in town seemed to be technology with little or no attention paid to any other sector of the market. While we had been "cautious about excessive and unprecedented valuations," the market initially pushed higher even into the headwind of a tight monetary policy. But in April, investors woke up to the reality of rising rates and escalating inflation and the bursting technology bubble that sent stocks spiraling downward.

While we reduced the fund's exposure by trimming positions in the technology sector, we could not escape the market's turmoil. The Portfolio was negatively impacted by a correction in technology stocks combined with a few fundamental disappointments. During the correction, we took advantage of cheaper valuations to increase or establish positions in fundamentally sound companies. The Portfolio benefited from an overweight position in the energy sector resulting from a sustainable rise in oil and natural gas prices. Our underweight position in retail, relative to the Russell 2000, benefited the Portfolio as the Fed's rate increases had a damaging effect on consumer spending and retail stocks.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We believe the major rate increases are history that consumer spending should stabilize, and most retail stocks are at attractive entry points. In such an environment we would expect consistent growth companies found in such sectors as consumer staples, financial services and technology to perform quite well. Cyclicals, both consumer and industrial, may continue to struggle with little pricing power and continued excess capacity. We remain cautiously optimistic about the outlook for the equity markets.

HARTFORD
  CAPITAL APPRECIATION HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

     PERFORMANCE OVERVIEW

           [CHART]

12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

          Capital Appreciation
                 Fund IA          S&P 500
12/89            $10,000          $10,000
'90
'91
'92
'93
'94
'95
'96
'97
'98
12/99
6/00             $64,172          $51,394

Returns

                 Average Annual Returns
                  as of June 30, 2000
              1 YEAR    5 YEAR    10 YEAR
Cap App IA    32.34%    23.74%     20.43%
S&P 500        7.24%    23.80%     17.79%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 4/2/84 WOULD HAVE BEEN VALUED AT $63,062 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund returned 12.7% for the 6-month period ending June 30, 2000, versus a return of 3.2% for the Lipper Capital Appreciation Average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The first half of 2000 has proven to be interesting for investors in equities as the market rotated out of what had been working in the past into some laggard sectors. We used the overall turmoil in the market to upgrade the portfolio, which led to strong returns in June. The Fund's performance was helped primarily by a diverse group of companies within several macroeconomic sectors.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. We will continue to roam off the beaten path where we believe the most upside potential resides. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame.

HARTFORD
  MIDCAP HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

PHILLIP H. PERELMUTER
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

           [CHART]

7/15/97 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                    MidCap Fund IA     S&P 400
7/97                  $10,000          $10,000
12/97
12/98
12/99
6/00                  $26,357          $16,598

Returns

                Average Annual Returns
                  as of June 30, 2000
               1 YEAR    SINCE INCEPTION
MidCap IA      47.45%        38.67%
S&P 400        16.98%        18.64%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MIDCAP HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 7/30/97 WOULD HAVE BEEN VALUED AT $26,216 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund returned 20.5% for the 6-month period ending June 30, 2000. The Fund's return exceeded that of the Lipper MidCap VA-UF Average by 12% and the S&P Midcap 400 Index by 11.5% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Midcap stocks as measured by the S&P Midcap 400 Index continue to outperform large-cap stocks (S&P 500 Index) and small-cap stocks (Russell 2000 Index) over the trailing 1, 2, 3 and 10-year time periods. Year-to-date, the S&P Midcap 400 Index significantly outperformed both the S&P 500 and the Russell 2000 Indices, 9.0%, -0.4%, 3.0%, respectively.

The two strongest sectors were energy and health care. High natural gas and crude oil prices helped all energy stocks. Health care stocks continued to remain strong with no cyclical risk due to a slowing economy. During the 6-month period, we increased our health care positions from 12% to 15% participating in all segments within health care: biotechnology, medical devices, health care services and medical products. As of the end of the period, we had the smallest sector bets vs. the S&P Midcap 400 Index than at any other time during the Portfolio's life. We do not currently see any areas of the market that are significantly undervalued across the board.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

For the remainder of the year we expect the economy to continue to slow, the inflation news to improve as energy prices cool off, and the Fed to hold off on further interest rate increases. In such an environment we would expect consistent growth companies found in such sectors as consumer staples, financial services and technology to perform quite well. Cyclicals, both consumer and industrial, may continue to struggle with little pricing power and continued excess capacity. We remain cautiously optimistic about the outlook for the equity markets.

HARTFORD
  INTERNATIONAL OPPORTUNITIES HLS FUND

LEAD PORTFOLIO MANAGER

     [PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

     PERFORMANCE OVERVIEW

           [CHART]

7/2/90 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                International
              Opportunities IA      EAFE GDP
7/90              $10,000            $10,000
12/90
'91
'92
'93
'94
'95
'96
'97
'98
'99
6/00              $24,140            $24,758


Returns

                       Average Annual Returns
                        as of June 30, 2000
                 1 YEAR    5 YEAR    SINCE INCEP.
Int'l. Opp. IA   19.08%    13.20%      9.21%
EAFE GDP*        19.76%    14.28%      9.49%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 7/2/90 WOULD HAVE BEEN VALUED AT $23,723 ON 6/30/00.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.


Q. HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -5.7% for the first half of 2000 versus a return of -3.5% for the Lipper VA-UF International Average over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

We believe that global economic growth will slow down somewhat as financial markets are more interested in the directions and rate of change in the economy rather than its level. Throughout the first half of 2000, we increased our position in the UK, which is now close to showing an upward inflection point in its economy. We also consistently added to our holdings in technology and health care. In the beginning of 2000, we were more optimistic about the prospects of the Japanese economy and had increased our exposure in that region. However, we have become a bit more cautious in this area and have reduced our weightings accordingly.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

As global economic growth is expected to slow from its current pace, we view health care, as the largest sector overweight, a good defensive play during the next several months as valuations are still attractive relative to expected earnings growth rates. In contrast, we expect economically sensitive consumer areas to fare poorly as economic growth slows, and we thus have our largest underweight in the consumer discretionary sector. In Europe, the continent is experiencing a volatile market environment and we increased our exposure to the UK market, as we believe it to be less exposed to this current environment. In addition, we expect UK profits to grow better relative to most other markets over the next year.

HARTFORD
  GLOBAL LEADERS HLS FUND

PORTFOLIO MANAGERS

     [PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President
 and Partner
Wellington Management
 Company, LLP

     [PHOTO]

ANDREW S. OFFIT
Vice President
Wellington Management
 Company, LLP

     PERFORMANCE OVERVIEW

           [CHART]

9/30/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                  Global Leaders IA     MSCI World
9/98                   $10,000           $10,000
12/98
6/99
9/99
12/99
6/00                   $20,429           $14,751


Returns
                             Average Annual Returns
                              as of June 30, 2000
                           1 YEAR    SINCE INCEPTION
Global Leaders IA          36.44%         50.39%
MSCI World                 12.21%         24.86%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL LEADERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 10/1/98 WOULD HAVE BEEN VALUED AT $20,365 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Hartford Global Leaders HLS Fund returned 3.0% for the 6-month period ending June 30, 2000, versus -0.2% for the Lipper Global Average over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Throughout this period, the markets were subject to exceptional volatility, particularly in technology, media and telecommunications sectors. However, the Fund remained focused on its themes and sector weightings, and continued to emphasize growth in both sectors and individual companies. This strategy contributed to the Fund's outperformance. The best performing sectors were health care and consumer staples, two areas that do better when there is a period of economic slowdown.We continue to remain committed to our research and sector strategy by investing in what we believe to be the best companies, regardless of where they are located.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

The market environment continues to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, overall this is good news for The Hartford Global Leaders portfolio. By their very nature, global leaders have superior products, market share and management, making them desirable investments, especially in turbulent times. Over the long term, so long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.

HARTFORD
  STOCK HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

           [CHART]

12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

            Stock Fund IA   S&P 500
12/89          $10,000      $10,000
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
6/00           $48,980      $51,371

Returns
                     Average Annual Returns
                       as of June 30, 2000
                   1 YEAR    5 YEAR    10 YEAR
Stock IA           4.93%     24.01%    17.22%
S&P 500            7.24%     23.78%    17.78%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 8/31/77 WOULD HAVE BEEN VALUED AT $48,109 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned -1.0% for the 6-month period ended June 30, 2000.The Fund's return underperformed the S&P 500 Index return of -0.4% and the Lipper Large-Cap Core Average return of 3.2%.

Q. WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. Many equity sectors underperformed during this period with the exception of health care, energy and technology. The Fund's performance was enhanced through accurate sector weighting, overweights in health care and energy, and above average stock selection, particularly in the finance sector. Finally, decreased exposure to the consumer discretionary spending sector in line with the slowing economy and increased exposure to consumer staples, financials and technology benefited the portfolio.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

With expectations for a soft economic landing and continued S&P 500 profit growth, our outlook on the market overall remains positive. The slowing economy, and possible end of Federal interest rate hikes bode well for interest sensitive stock and consistent growth companies. Continued robust growth in technology investment has favorable consequences for the US economy that will be enduring.

HARTFORD
  GROWTH AND INCOME HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

JAMES A. RULLO, CFA
Senior Vice President and Partner
Wellington Management Company, LLP


     PERFORMANCE OVERVIEW

           [CHART]

6/1/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

          Growth and Income Fund IA      S&P 500
6/98              $10,000                $10,000
9/98
12/98
6/99
9/99
12/99
6/00              $14,747                $13,695

Returns
                         Average Annual Returns
                          as of June 30, 2000
                       1 YEAR     SINCE INCEPTION
Growth and Income IA   10.27%         20.42%
S&P 500                 7.24%         16.23%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GROWTH AND INCOME HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/29/98 WOULD HAVE BEEN VALUED AT $48,109 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund returned 1.7% for the first half of 2000. The Fund's return exceeded that of the Lipper Growth & Income VA-UF Average of -1.1% over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Stock selection in the food, beverage, and tobacco sector positively contributed to portfolio performance due to recent consolidation activity. We believe this activity to continue going forward and are therefore slightly overweight in this area. For the retail sector, our underweight positioning benefited performance as these stocks have been under pressure due to rising interest rates and investors' concerns over wage and fuel costs. Stock selection coupled with an underweight position in banks boosted relative portfolio performance as this sector suffered due to concerns regarding loan quality. The Fund's holdings in the technology sector also contributed strongly to performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

The end of Federal Reserve interest rate rises will limit the magnitude of the slowing in the US economy and provide positive support to US financial markets. In addition, we anticipate deterioration in the fundamentals of the oil market going forward as evidenced in the moderation for oil demand. Increased OPEC production should eventually bring lower energy prices and we therefore have reduced our overweight positioning in energy sources.

HARTFORD
  DIVIDEND AND GROWTH HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

LAURIE A. GABRIEL, CFA
Senior Vice President and Managing Partner
Wellington Management Company, LLP

     PERFORMANCE OVERVIEW

           [CHART]

3/9/94 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

              Dividend and Growth
                    Fund IA          S&P 500
3/94                $10,000          $10,000
12/94
12/95
12/96
12/97
12/98
12/99
6/00                $27,215          $35,200

Returns
                             Average Annual Returns
                              as of June 30, 2000
                      1 YEAR    5 YEAR    SINCE INCEPTION
Div. and Grow. IA     -3.26%    18.13%        17.18%
S&P 500                7.24%    23.80%        22.05%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 3/9/94 WOULD HAVE BEEN VALUED AT $26,909 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -1.5% for the first half of 2000. The Fund's return exceeded that of the Lipper Equity Income VA-UF Average of -1.7% over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year with continued robust growth in technology investment. In line with our dividend-oriented value style, we continue to be underweight in the information technology sector. Strong stock selection, particularly in the health care sector, was the key to outperforming the benchmark for the first half of 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Going forward, we expect a deceleration in economic growth and an end to interest rate tightening. Strong technology spending and gains in productivity will continue to provide support in the US, moderating the impact of such rate increases. We continue to search for investment opportunities that produce a high level of current income coupled with growth of capital to maintain reasonable investment risk.

HARTFORD
  INTERNATIONAL ADVISERS HLS FUND

PORTFOLIO MANAGERS



     [PHOTO]

ROBERT EVANS
Senior Vice President
and Partner
Wellington Management
Company, LLP


     [PHOTO]

TROND SKRAMSTAD
Senior Vice President
 and Partner
Wellington Management
 Company, LLP


     PERFORMANCE OVERVIEW

           [CHART]

3/1/95 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

            International Advisers                 Salomon World Government
                   Fund IA            EAFE GDP        Bond ex-U.S. Index
3/95               $10,000            $10,000              $10,000
12/95
12/96
12/97
12/98
12/99
6/00               $18,781            $20,848              $13,235

Returns
                          Average Annual Returns
                            as of June 30, 2000
                   1 YEAR    5 YEAR    SINCE INCEPTION
Int'l Advisers IA   13.73%    11.90%         12.53%
EAFE GDP            19.76%    14.28%         14.06%
Salomon World
 Govt. Bond          5.65%     8.64%          9.27%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/1/00 WOULD HAVE BEEN VALUED AT $18,599 ON 6/30/00.


Q. HOW DID THE FUND PERFORM?

Hartford International Advisers HLS Fund returned -1.6% for the first half of 2000 versus a return of -0.1% for the Fund's Composite Index (55% MSCI EAFE, 35% SB Non-US World Government Bond - hedged, and 10% T-Bill) over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The major equity markets experienced a volatile time during the first half of 2000 as single digit gains (Paris CAC 40 index +3.9%) and losses (Frankfurt's DAX 30 index -9.2%) were the norm. We reduced our country weightings in Japan and emerging markets and increased our weight in the UK. For sectors, we reduced our holdings in selected telecom and technology stocks because they looked fully valued. This resulted in a lowering of the Fund's equity holdings to 54% from a previous 57% when compared to the beginning of the year.

As equity markets corrected, bonds outperformed in general with the US and UK prospering. The Fund continues to be underweight in Canadian government bonds and neutral on the currency. Due to the improving economic cycle in Australia and an undervalued Australian dollar, we are slightly overweight in this area. We ended the portfolio neutral to European bonds overall with an overweight in Germany, Greece, and Norway and an underweight in the UK and the other Euro-11 countries. We adjusted the portfolio's bond portion to 35%, up from 15% at the beginning of the year and cash has been reduced to 11% of the fund, from 28% over the same time period.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We expect double-digit earnings growth in the US, Europe, and Japan in 2000 and 2001. In addition, the prospect of more stable central bank interest rates over the next 12 months should help equity market performance. As the UK economy is closer to the end of interest rate increase, we believe that UK profit growth should fare better relative to most other markets over the next year. Although economic fundamentals are still negative for the global bond markets, valuations are now attractive and we have therefore began the process of reducing aggregate European interest exposure as we expect the Euro to appreciate.

HARTFORD
  ADVISERS HLS FUND


PORTFOLIO MANAGERS

     [PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President
 and Partner
Wellington Management
 Company, LLP


     [PHOTO]

PAUL D. KAPLAN
Senior Vice President
 and Partner
Wellington Management
 Company, LLP


     PERFORMANCE OVERVIEW

           [CHART]

12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

             Advisers Fund IA    S&P 500    Lehman Govt./Corp.
12/89             $10,000        $10,000        $10,000
'90
'91
'92
'93
'94
'95
'96
'97
'98
12/99
6/00              $36,045        $51,414        $21,271

Returns
                       Average Annual Returns
                        as of June 30, 2000
                   1 YEAR    5 YEAR     10 YEAR
Advisers IA         3.96%     17.42%    13.68%
S&P 500             7.24%     23.80%    17.79%
Lehman Govt./Corp.  4.32%      6.10%     7.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 3/31/83 WOULD HAVE BEEN VALUED AT $35,415 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund returned 0.5%, underperforming the Lipper Flexible VA- UF Average return of 1.9%. Since inception (7/31/1984), the Fund has returned 14.5% versus the 12.8% return of its Lipper peer group.

Q. WHY DID THE FUND PERFORM THIS WAY?

Relative performance has been below the historical trend reflecting substantial turmoil in the equity markets. Interest rate fears and continuing valuation concerns, particularly in growth stocks, hampered most equity markets. The equity portion of the Fund's performance benefited from sector weightings and stock selection, through increased exposure to consumer staples, financials and technology. In the bond market, we continued to find bond yields attractive given our outlook for economic growth and inflation.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. The rise in short-term interest rates that began one year ago is expected to bring some slowing in US economic activity during the remainder of 2000. We believe that the Fed rate cycle and the prospect for stable interest rates will bring improved equity market performance in the year ahead. From a cyclical standpoint, the end of Fed tightening, slower US growth and receding inflation pressures should also provide a positive underpinning to the US bond market.

HARTFORD
  HIGH YIELD HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
 Management Company


     PERFORMANCE OVERVIEW

           [CHART]

9/30/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                High Yield Fund IA     Lehman High Yield
9/98                  $10,000              $10,000
12/98
6/99
12/99
6/00                  $10,839               $10,329

Returns

                      Average Annual Returns
                       as of June 30, 2000
                     1 YEAR   SINCE INCEPTION
High Yield IA         1.28%        4.71%
Lehman High Yield    -1.03%        1.86%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HIGH YIELD HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 10/1/98 WOULD HAVE BEEN VALUED AT $10,806 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Fund's Class IA shares placed in the 23rd percentile of its Lipper peer group for the six months ended June 30, 2000, producing a total return of -0.15% versus the -1.15% return of the Lipper High Current Yield Fixed Income Variable Annuity Underlying Fund average.

Q. WHY DID THE FUND PERFORM THIS WAY?

There were three major factors that contributed to the Fund's performance in the first half of this year. First, the Fund's overweight position in BB-rated issuers, which dramatically outperformed all lower rated securities, boosted performance. The Fund's overweight of energy-related securities continued to contribute to the Fund's performance, as the price of oil reached a high toward the end of June and credit fundamentals improved.. Lastly, the Fund's performance benefited from exposure to euro-denominated high yield securities purchased in late May. These securities had lagged their dollar-denominated counterparts as the euro-currency reached a low in early May, but rebounded in June as the currency gained 7% from its lows. The Fund's underweight position in the gaming sector, however, hindered the Fund's performance, as these issuers prove resilient to the rate tightening environment.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, we are emphasizing three themes in the Fund. The first theme is to maintain our above average exposure to higher quality issuers, given heightened default risk and decreased issuer-access to capital markets. The second theme is to maintain overweight position in energy-related issuers and acute health providers, believing credit fundamentals will remain positive for energy-related issuers as they reduce leverage and shore up balance sheets, and for acute healthcare providers which are beginning to emerge from under governmental scrutiny. The final theme is remain cautious on consumer-sensitive sectors including retailers, consumer products and financial institutions given the recent Fed action and the signs of slower growth that are beginning to emerge in the economic data,

HARTFORD
  BOND HLS FUND

PORTFOLIO MANAGER

     [PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
 Management Company

PERFORMANCE OVERVIEW

     [PHOTO]

12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

              Bond IA    Lehman Govt/Corp
12/89
'90
'91
'92
'93
'94
'95
'96
'97
'98
12/99
6/00          $20,919        $21,271


Returns

                     Average Annual Returns
                       as of June 30, 2000
                     1 YEAR     5 YEAR     10 YEAR
Bond IA               5.41%      6.38%      7.66%
Lehman Govt./Corp.    4.32%      6.10%      7.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 8/31/77 WOULD HAVE BEEN VALUED AT $20,534 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund Class IA shares placed in the 7th percentile of its Lipper peer group for the six-months ended June 2000, producing a total return of 4.82% versus the 3.08% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?
There were three major factors that contributed to the Fund's performance in the first half of the year. The first factor was the Fund's position in U.S.Treasury securities where we continued to benefit from positive supply/demand factors. Our holdings in Treasury-Inflation-Protected Securities also performed well during the early spring. The second contributor to positive performance was the Fund's overweight in mortgage passthroughs, particularly in GNMA issues.
This sector provided a positive contribution relative to its peer group that we enjoyed throughout the first half of the year. Lastly, we were allowed to invest in non-US denominated securities as of May 1, 2000. We quickly established the Fund's positions in German and French government short-term obligations denominated in Euro (established in mid-May) which contributed to Fund returns as the Euro rallied off its lows relative to the dollar.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Given that the Fed has raised interest rates six times in the last 13 months, we expect to see signs of slowdown in the economy over the coming months. We are not convinced, however, that the Fed is entirely done with its rate increases and will remain watchful for signs that indicate the need to slow the economy further.

Looking ahead, we expect to maintain an overweight in mortgage passthrough securities for two reasons: the large percentage of the market which is trading at a discount to par value and the favorable supply/demand balance which our traders forecast. We favor GNMA issues, as they carry the full faith and credit of the U.S. government.

While Treasuries do not yield much relative to other fixed income alternatives, we continue to see opportunity in the Treasury market securities due to the U.S. government's positive fiscal position and continued focus on debt reduction. We also expect to be active investors in Treasury-Inflation-Protected Securities, as we believe that these securities offer attractive real return potential relative to other U.S. fixed income alternatives. Although yields on corporate issues are historically high relative to Treasuries, we remain cautious and selective in our holdings. On average, we favor investment grade over high yield issues, as we believe that the yield compensation for investing in fundamentally stable high yield issues is insufficient relative to that offered in higher-quality issues. We will monitor market offerings for attractive purchase candidates among stable, large investment-grade companies. Among specific industries, we favor energy and the acute care providers within the healthcare sector.

HARTFORD
  MORTGAGE SECURITIES HLS FUND


PORTFOLIO MANAGER

     [PHOTO]

PETER PERROTTI
Vice President
Hartford Investment
 Management Company (HIMCO)

PERFORMANCE OVERVIEW

           [CHART]

12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

            Mortgage Securities    Lehman Mortgage
                 Fund IA          Backed Securities
12/89            $10,000               $10,000
'90
'91
'92
'93
'94
'95
'96
'97
'98
12/99
6/00             $19,930               $21,093


Returns

                     Average Annual Returns
                      as of June 30, 2000
                  1 YEAR     5 YEAR    10 YEAR
Mort. Sec. IA      4.69%      6.17%     7.14%
Lehman Mort.       5.03%      6.56%     7.75%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 1/1/85 WOULD HAVE BEEN VALUED AT $19,561 ON 6/30/00.



Q. HOW DID THE FUND PERFORM?

The Hartford Mortgage HLS Fund Class IA shares placed in the 58th percentile of its Lipper peer group for the six-months ended June, 2000, producing a total return of 3.35% versus the 3.51% return of the Lipper Mortgage Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

The mortgage market in 2000 has been driven by several strong themes. The question of creditworthiness weighed heavily on the mortgage market over the first half of the year. GNMA securities are backed directly by the full faith and credit of the US government whereas FNMA and FHLMC securities have an implied full faith and credit backing. The increased scrutiny in Washington on the FNMA and FHLMC agencies caused their securities to underperform GNMA mortgage backed securities. Although GNMAs have cheapened in the second quarter, they still have outperformed their conventional counterparts by over half a point for the year. The fund's performance also benefited from a significant underweight in 15year mortgage backed securities as they lagged their 30 year counterparts by a quarter of a point. The Fund's overweight in higher coupon mortgages versus the lower coupon (deeper discount) securities hindered performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, we believe mortgages offer very attractive risk adjusted returns. With most outstanding mortgages having rates below what is currently available, refinancing activity should remain low. We will continue to maintain a significant overweight in the higher coupon and higher yielding mortgage securities, as we continue to believe they offer excellent relative value. With the cheapening in Ginnie Mae's, we have brought the weighting to neutral in the Fund and will look for opportunities to increase our exposure. We expect that the Government's relationship with Fannie Mae and Freddie Mac will continue to make headlines and probably will not be resolved until early next year.

BB&T
  GROWTH & INCOME FUND

PORTFOLIO MANAGER

     [PHOTO]

RICK B. JONES, CFA
Vice President
Branch Banking & Trust Co.


PERFORMANCE OVERVIEW

     [CHART]

6/3/97 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

          BB&T Growth and Income    S&P 500
6/97              $10,000           $10,000
12/97
6/98
12/98
6/99
9/99
12/99
6/00              $13,081           $17,907


Returns

                           Average Annual Returns
                             as of June 30, 2000
                          1 YEAR    SINCE INCEPTION
BB&T G&I                  -9.36%         9.13%
S&P 500                    7.25%        20.80%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BB&T GROWTH AND INCOME FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The BB&T Growth & Income Variable Annuity Fund provided a total return of 0.04% for the six-month period ended June 30, 2000. In comparison, the Lipper Growth & Income Variable Annuity-Underlying Fund Index lost 1.67%; the S&P 500 Index fell 0.42% and the Russell 1000 Value Index declined by 4.23%.

Q. WHY DID THE FUND PERFORM THIS WAY?

On a performance basis, the Fund was relatively flat for the six months. With the market's extreme volatility disconcerting to many investors, being flat wasn't necessarily a bad thing. During the first two-and-a-half months of the year, when growth stocks (especially in the technology sector) continued their sharp climb, our value-oriented style fell behind on a relative basis. The second quarter of the year, however, definitely was a time when the type of value stocks we favor remained steady in the face of a furious sell-off in growth issues. During those months, our slight overweighting in energy, basic materials and consumer staples served us well, and protected shareholders' capital. The strong second quarter allowed us to overcome our relatively slow start to the year.

As of June 30, 2000, the portfolio's five largest holdings were: Johnson & Johnson, Hewlett Packard, Emerson Electric, Kimberly Clark and AT&T.

Consistent with our objective, we continued to provide an above-average yield to shareholders. As of June 30, our yield was 2.5%, versus 1.1% for the S&P 500.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We're not market-timers, so in that respect, we're not going to make large bets on specific sectors or individual securities based on guesses as to which way the market will run. We will continue to do what we always do: carefully hunt for financially strong companies, with solid fundamentals, which are selling at attractive prices. We aren't concerned with short-term market gyrations; we are committed to providing long-term value. And we believe that value investing, which is our strong point, will continue to be a productive investment strategy.

AMSOUTH
  EQUITY INCOME FUND


PORTFOLIO MANAGER

CHRISTOPHER WILES, CFA
President
Rockhaven Asset Management

     PERFORMANCE OVERVIEW

           [CHART]

10/23/97 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

             AmSouth Equity Income    S&P 500
10/97               $10,000           $10,000
12/97
6/98
12/98
6/99
9/99
12/99
6/00                $15,204            $15,873

Returns

                     Average Annual Returns
                       as of June 30, 2000
                   1 YEAR     SINCE INCEPTION
Equity Income      20.48%         18.69%
S&P 500             7.25%         19.20%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH EQUITY INCOME FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The AmSouth Equity Income Variable Annuity Fund provided a total return of 5.56% for the six-month period ended June 30, 2000. In comparison, the Lipper Equity Income Variable Annuity-Underlying Fund Index lost -1.62%.

Q. WHY DID THE FUND PERFORM THIS WAY?

The volatile market fluctuations of the six-month period went a long way toward justifying our investment philosophy of being fully invested and remaining sector-neutral to the S&P 500 Index. During the first half of the period, we witnessed an explosion in the prices of many technology issues, and because we held a 30-35 percent weighting in technology (consistent with the S&P 500's allocation), we profited handsomely. When the tech rally sputtered, the fact that we weren't as overexposed to technology as some of our peers meant that the drop in prices didn't damage us as grievously as it did many other funds.

What sets us apart from most of our competitors in the equity income arena is our focus on flexible security selection. We are flexible in how we value securities. We are not wed to any particular valuation parameters, though we insist that the companies we buy have strong industry positions, and are run by managers who have proven they can make money for their shareholders. This disciplined portfolio construction continued to provide value to our shareholders during the period.

As of June 30, 2000, the portfolio's five largest holdings were: Amdox (convertible shares), Quaker Oaks (common shares), Calpine (convertible shares), Burr-Brown (convertible bond) and Citigroup (common shares).*

It always is our intent to provide a yield that is significantly higher than the benchmark's, and we once again achieved this objective. As of June 30, our yield was 2.6% versus 1.03% for the S&P 500 Index.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Being sector neutral, we don't spend time trying to predict which area of the market will do best going forward; we dedicate our resources to picking the best stocks in each sector, and avoiding the worst names. We will say that, in the current environment, it does appear that the economy has begun to slow a bit. We look for a pretty benign second half of 2000, with regard to both interest rates and inflation. Certain areas in the technology area are still showing strong growth and we anticipate that selected tech stocks will offer outstanding growth opportunities.


* The Funds portfolio composition is subject to change.

AMSOUTH
  SELECT EQUITY FUND

PORTFOLIO MANAGERS


     [PHOTO]

NEIL WRIGHT
OakBrook Investments


     [PHOTO]

JANNA SAMPSON
OakBrook Investments


     [PHOTO]

PETER JANKOVSKIS
OakBrook Investments


     PERFORMANCE OVERVIEW

           [CHART]

5/3/99 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                 AmSouth Select Equity     S&P 500
5/99                    $10,000            $10,000
6/99
9/99
12/99
6/00                    $ 7,870            $10,894


Returns

                               Average Annual
                            as of June 30, 2000
                         1 YEAR     SINCE INCEPTION
Select Equity            -20.80%       -18.67%
S&P 500                    7.25%         7.65%

* Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH SELECT EQUITY FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The AmSouth Select Equity Variable Annuity Fund provided a total return of -7.94% for the six-month period ended June 30, 2000. In comparison, the S&P 500 Stock Index fell -0.43%.

Q. WHY DID THE FUND PERFORM THIS WAY?

For much of the first quarter of this year, particularly in February, the Fund was handicapped by its emphasis on stable growth stocks (which we define as the stocks of companies with stable earnings growth). These stocks were at a severe disadvantage, as investors continued to clamor for technology and small-cap issues. Conditions began to change when the market grew more volatile at the end of the first quarter. As volatility continued to increase during the second quarter, investors began to abandon technology and small-cap stocks in favor of stable stocks, which can offer a safe haven in a stormy market. This rotation helped the Fund deliver a positive return during the second quarter, while the overall market (as measured by the S&P 500 Index) declined. However, our strong second quarter was not enough to fully overcome our losses earlier in the year.

As of June 30, 2000, the portfolio's five largest holdings were: Emerson Electric, General Mills, Automatic Data Processing, Sysco and Gannett.*

Emerson Electric, Automatic Data Processing and Sysco delivered particularly strong returns during the second quarter, with each stock gaining more than 10 percent. This performance demonstrates how investors were lured to stocks with earnings stability during this difficult period; all three companies have well-deserved reputations for delivering consistent earnings growth.

During the six-month period, the Fund produced an above-average dividend yield. As of June 30, the Fund's yield was 2.3%, versus 1.03% for the S&P 500 Index.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We expect the equity markets to remain volatile over the next six months; the factors which contributed to the market's choppiness during the first half of the year - richly valued technology shares and uncertainty regarding the future direction of the Federal Reserve's interest-rate policy - remain in place. Given the market's ongoing volatility, we remain confident that the Fund, and the stable growth stocks in which it invests, will be positioned to deliver strong relative returns in the coming months.

* The Fund's portfolio composition is subject to change.

HUNTINGTON
  VA INCOME EQUITY FUND

PORTFOLIO MANAGER

    [PHOTO]

JAMES BUSKIRK, CFA
Chief Investment Officer and
Senior Vice President
Huntington Funds


PERFORMANCE OVERVIEW

    [CHART]

10/19/99 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.


                         Huntington
                       Income Equity          S&P 500
                       -------------          -------
10/99                  $10,000                $10,000
11/99
12/99
6/00                   $ 9,539                $10,758

Returns

                           Cumulative Return
                          as of June 30, 2000
                             SINCE INCEPTION
                             ---------------
Income Equity                   -2.68%
S&P 500                         14.39%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HUNTINGTON VA INCOME EQUITY FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q.  HOW DID THE FUND PERFORM?

For the six-month period through June 30, the Huntington VA Income Equity Fund posted a total return of -1.97%. Since the Fund's inception in October 1999, its total return has been -2.68%.

Q.  WHY DID THE FUND PERFORM THIS WAY?

The VA Income Equity Fund's negative return can be summed up in one word: dividends. In short, no one seems to want to own stocks that pay out high and rising dividends, preferring to own stocks that offer a greater probability of capital appreciation. As a case in point, during the second quarter which ended June 30, those stocks in the S&P 500 which yielded 2% and above returned -7.8%, while those issues in the same broad 500-stock index with dividend yields of 0 to 1.0% returned -0.6%. In fact, for the past six quarters going back to the end of 1998, this same trend of high-yielding stocks being poor performers has been in place. Among the high yielding sectors coming under the greatest selling pressure (i.e. the poorer performers) during the past six months would include the banks and the industrial cyclicals, while relatively good returns were posted by the Fund's electric utilities and energy holdings.

Q.  WHAT IS YOUR OUTLOOK FOR THE
    REMAINDER OF 2000?

While offering market outlooks are something of expectation from investment professionals, I tend to view them as so much guesswork. The only commitment I'll make to what the market will do in the future is that the long-term return from stocks will, in my opinion, revert to 10-11% per year and that dividend income will account form 40-50% of that return. Our VA Income Equity Fund is well positioned to take good advantage of such an outcome.

EVERGREEN
  CAPITAL GROWTH FUND

PORTFOLIO MANAGERS

JOHN DAVENPORT, CFA
Chief Financial Officer (Managing Director)
Mentor Investment Advisors, LLC

RICHARD SKEPPSTROM
Senior Vice President & Portfolio Manager
Mentor Investment Advisors, LLC

STEVE CERTO
Vice President & Portfolio Manager
Mentor Investment Advisors, LLC

CRAIG DAUER
Vice President & Portfolio Manager
Mentor Investment Advisors, LLC

JOHN JORDAN
Vice President & Portfolio Manager
Mentor Investment Advisors, LLC

PERFORMANCE OVERVIEW

    [CHART]

3/3/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                  Capital Growth      S&P 500
                  --------------      -------
3/98              $10,000             $10,000
6/98
12/98
6/99
9/99
12/99
6/00              $12,066             $14,298


Returns

                      Average Annual Returns
                        as of June 30, 2000
                   1 YEAR        SINCE INCEPTION
                   ------        ---------------
Capital Growth      1.50%            8.41%
S&P 500            10.70%           16.56%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN CAPITAL GROWTH FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q.  HOW DID THE FUND PERFORM?

Evergreen VA Capital Growth Fund returned 4.30% for the six-month period ended June 30, 2000, surpassing its benchmark, the S&P 500 Index, which returned -0.42% for the same period. We attribute the stronger relative performance to the Fund's conservative investment philosophy, its bias toward quality and lower exposure to the technology sector particularly during March 2000 through May 2000 when the technology sector experienced a sharp correction.

Q.  WHY DID THE FUND PERFORM THIS WAY?

The stock market was filled with emotion and volatility in the first half of 2000. As the year opened, investor speculation that began in 1999 sent stock prices soaring and many valuations to unprecedented levels. The ensuing "wealth effect" of the stock market's rise had fueled both unsustainably strong economic growth and concerns about future inflation. Interest rates were rising; and investors believed the Federal Reserve Board - which began pushing interest rates higher in June 1999 - would continue the trend until inflationary pressures were sufficiently cooled.

The roller coaster ride intensified, mid-way through the Fund's fiscal period. Concerns that higher interest rates and slower economic growth would dampen corporate earnings replaced the euphoria that had driven valuations to elevated levels. Investors began to unwind many speculative trades, causing some stock prices to plummet. Technology issues, in particular, corrected sharply. As the period closed, market sentiment had once again reversed course. Signs of slower economic growth caused investors to be optimistic that the Fed might end its string of interest rate hikes and adopt a more neutral monetary policy. With new and growing confidence, the market regained an emotionally charged, highly speculative nature; and technology stocks - with their continued high valuations - resumed market leadership.

Q.  WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We think the environment will be similar to that of the last six months, a lot of volatility with little net change. In our opinion, the Federal Reserve Board is in a "catch-22" position. Clearly, the economy's growth is directly tied to the level of the stock market. We expect stocks to move higher again when investors are convinced the Fed is done raising rates. However, if stocks surge, the Fed will be forced to tighten policy further, which could bring prices down.

Also, investors are anticipating the annual earnings of S&P 500 companies to continue to grow in the 15% to 20% range like they have during the past several quarters. Expectations are exceptionally high for technology companies. We think these expectations are too aggressive and believe earnings could come in lower, especially if the economy slows. That leaves considerable downside risk for some stocks, since many valuations still range from 80 to 100 times earnings. In our opinion, the situation underscores the importance of selecting companies with sound financial fundamentals and reasonable valuations - we think the Fund's more conservative investment strategy will continue to serve its investors well.

EVERGREEN
  PERPETUAL INTERNATIONAL FUND

PORTFOLIO MANAGERS

SCOTT MCGLASHAN
Far East Team Leader
Mentor Perpetual Advisors, LLC

KATHRYN LANGRIDGE
Southeast Asia Team Leader
Mentor Perpetual Advisors, LLC

STEPHEN WHITTAKER
UK Team Leader
Mentor Perpetual Advisors, LLC

MARGARET RODDAN
Europe Team Leader
Mentor Perpetual Advisors, LLC

MARK TURNER
Latin America Team Leader
Mentor Perpetual Advisors, LLC

PERFORMANCE OVERVIEW

    [CHART]

3/3/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                    Perpetual International      MSCI EAFE
                    -----------------------      ---------
3/98                $10,000                      $10,000
6/98
12/98
6/99
9/99
12/99
6/00                $15,761                      $13,215

Returns
                                Average Annual Returns
                                  as of June 30, 2000
                            1 YEAR             SINCE INCEPTION
                            ------             ---------------
Perpetual International     25.89%                  21.60%
MSCI EAFE                   14.03%                  12.69%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN PERPETUAL INTERNATIONAL FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q.  HOW DID THE FUND PERFORM?

It was a turbulent time for international investors, as most overseas markets experienced broad-based declines. For the period, the Fund returned 0.46%, and the Fund's benchmark, the MSCI EAFE Index, returned 3.95%.

Q.  WHY DID THE FUND PERFORM THIS WAY?

There were remarkable similarities in the performance of the world's financial markets. Early in the period, investors favored technology, media and telecommunications stocks at the expense of virtually everything else. In mid-March, however, a number of factors combined to trigger declines in most financial markets. Not only were investors growing uneasy about the relatively high valuations of technology stocks, but concerns about higher U.S. interest rates and a potential decline in U.S. economic growth and corporate profits had a negative effect on the markets. In most markets, sell-offs occurred first in technology stocks and then expanded to the broader market. As the period drew to a close, volatility was the order of the day, and most overseas markets finished the six-month period in negative territory.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

While the U.S. market tries to reconcile the prospect of rising interest rises, if the economy does not cool quickly, with downward earnings estimate revisions, or if it cools too quickly, international markets will be influenced by factors in their own economies. The U.S. is in the late stages of an economic cycle. Europe is in mid-cycle, with monetary policy and inflation under control, and Japan is early in its economic recovery, with no inflation and interest rates at zero. Similar events affect the various economies differently. For example, growth in consumer demand and higher interest rates in Japan during the next three months would probably be viewed as a sign of confidence in the economy. The same developments in the U.S. might not be as well received. We believe being exposed to world markets and economies at different stages of their economic cycle has particular value. Such a strategy not only provides shareholders with wider opportunities, it also helps to moderate risk.

EVERGREEN
 GROWTH FUND

PORTFOLIO MANAGERS

TED PRICE, CFA
Managing Director
Mentor Investment Group

LINDA ZIGLAR, CFA
Managing Director
Mentor Investment Group

JEFF DRUMMOND, CFA
Senior Vice President
Mentor Investment Group

PERFORMANCE OVERVIEW

3/3/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                  VIP Growth      Russell 2000
                  ----------      ------------
3/98              $10,000         $10,000
6/98
12/98
6/99
9/99
12/99
6/00              $13,941         $11,519

Returns

                  Average Annual Returns
                    as of June 30, 2000
                1 YEAR        SINCE INCEPTION
                ------        ---------------
VIP Growth       60.91%           15.35%
Russell 2000     14.32%            6.25%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN GROWTH FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q.  HOW DID THE FUND PERFORM?

For the six-month period ended June 30, 2000, Evergreen Variable Annuity Growth Fund had a return of 25.45%, outperforming its benchmark, the Russell 2000 Index, which returned 3.04% for the same period. Returns are before the deduction of any applicable sales charges.

Q.  WHY DID THE FUND PERFORM THIS WAY?

Unlike 1999, when momentum drove the market, the first half of 2000 has been more of a stock-pickers market. The Fund advanced very strongly in the first quarter, surpassing the Russell 2000, and declined less than its benchmark in the second quarter. Aiding our performance were good picks in technology, especially telecommunications equipment, and also in health care.

After the first quarter strength in technology stocks, we trimmed our position fairly substantially. At the highest point, 48% of the portfolio was invested in technology, including telecommunications. We cut back that percentage to the high-30% level. This action worked to the Fund's benefit as the sector subsequently collapsed. We used that opportunity to increase technology holdings. At the end of the second quarter, technology stocks had accelerated, and we reduced the Fund's position again. These moves positively impacted the total return performance. Several concerns have arisen in the technology sector. The business-to-business industry has collapsed, and there has been a significant slowing in the rate of growth of cellular handsets. This points to the importance of careful stock selection in the months ahead.

One of the top holdings in the sector is Benchmark Electronics, a good performer. Benchmark is a technology outsourcer that provides manufacturing services to original equipment manufacturers in the telecommunications, computer and peripheral businesses, as well as high-end audio-visual businesses. We also like Parlax Assembly, which makes a unique product to connect semiconductors and other components with flexible printed circuits. Sales and earnings have accelerated rapidly, and a soaring backlog points to continuing rapid gains.

There were no fundamental changes in the health care industry from 1999, when the Fund's holdings detracted from performance. Yet the sector turned up sharply this year following positive comments from the Administration. We are over-weighted in health care, and within that broad category, are over-weighted in pharmaceuticals and health care services. However, we are under-weighted in biotechnology relative to the Russell 2000 because it is difficult to find good companies that meet our criteria. Including Affymetrix and Alkermes, we doown about ten biotechnology companies, but they constitute only 3% of the portfolio, while the Index has about 9%.

The portfolio is also over-weighted in capital goods companies. This sector includes telecommunications equipment companies that install the services. On the energy side, these firms build piping, compressors, etc.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

It appears that the Federal Reserve has been successful in slowing the economy. We do not expect a slowdown to impact our holdings much, mainly because they are growth companies that do not need to rely on price increases to generate sales.

EVERGREEN
  OMEGA FUND

PORTFOLIO MANAGER

    [PHOTO]

MAUREEN E. CULLINANE, CFA
Senior Vice President and
Senior Portfolio Manager
Evergreen Investment
Management Company

PERFORMANCE OVERVIEW

    [CHART]


                         Omega                Russell 1000
                         -----                ------------
2/97                     $10,000              $10,000
12/97
12/98
12/99
6/00                     $23,050              $19,302


Returns
                          Average Annual Returns
                            as of June 30, 2000
                          1 YEAR     SINCE INCEPTION
                          ------     ---------------
Omega                     50.56%     28.62%
Russell 1000              29.77%     29.43%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN OMEGA FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The Evergreen VA Omega Fund performed very well. For the six-month period ended June 30, 2000, the Fund had a return of 15.37%. During the same period, the Russell 1000 Growth Index and the S&P 500 returned 4.23% and -0.42%, respectively. Fund performance benefited both from a high technology weighting early in the period and a decision to reduce that weighting later in the period and invest in energy stocks.

Q. WHY DID THE FUND PERFORM THIS WAY?

For most of the period, stock market investors appeared to be fixated on interest rates and the policies of the U.S. Federal Reserve Board, which was raising short-term rates to slow the economy's rapid growth. The market was volatile as investors rotated from sector to sector. Technology stocks led the market in performance early in the period, but suffered a sharp correction in April and May when the market became concerned about high valuations in technology stocks as well as the effects of rising interest rates. During that time, rising energy prices encouraged investments in oil services and natural gas companies, and the energy sector performed well. Pharmaceutical stocks also advanced after having disappointed investors for much of 1999. By June, we began to see signs of more moderate economic growth, which led investors to believe the end of the interest rate increases might be at hand. This perception seemed to stabilize the market.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We think the market will become increasingly focused on corporate earnings during the next six months, in contrast to the past six months which was dominated by concern about interest rates. If the Federal Reserve is successful in slowing economic growth to an annual rate of 3.5% of Gross Domestic Product (GDP), a natural outgrowth would be a slowing of corporate earnings growth. With slower earnings growth as a backdrop, it would not be surprising to see greater volatility in the market as investors react to announcements about disappointing earnings by corporations. Slower economic growth, high interest rates, and moderately higher prices will pressure corporate earnings.While the remainder of 2000 might be relatively stable, market volatility could increase in early 2001 because of concerns about the effects of the new president's economic policies as well as worries about corporate earnings.

In this environment, we will look for companies with continued growth potential. We expect this will continue to lead to technology because of the need of corporations in general to use new tools to enhance their productivity. We also believe pharmaceutical companies should have a continued flow of new products to generate sustained earnings growth.

While we do not think the economy will fall into a recession, we expect investors will become increasingly selective. While the past several months have presented a challenging environment in the stock market, we don't think the challenges will become any easier in the coming months.

EVERGREEN
  SPECIAL EQUITY FUND

PORTFOLIO MANAGERS

    [PHOTO]

TIM STEVENSON, CFA, CMT
Chief Financial Officer
Meridian Investment Company

    [PHOTO]

ERIC TEAL
Vice President
Meridian Investment Company

PERFORMANCE OVERVIEW

    [CHART]

9/29/99 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.


                       Special Equity        Russell 2000
                       --------------        ------------
9/99                   $10,000               $10,000
12/99
6/00                   $12,395               $12,203

Returns
                          Cumulative Returns
                          as of June 30, 2000
                           SINCE INCEPTION
                           ---------------
Special Equity                  23.95%
Russell 2000                    22.03%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN SPECIAL EQUITY FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

Evergreen VA Special Equity Fund returned 4.27% for the six-month period ended June 30, 2000, outperforming the Russell 2000 Index, which returned 3.04%. We attribute the Fund's strong relative performance to its holdings in the technology and brokerage services sectors.

Q. WHY DID THE FUND PERFORM THIS WAY?

Expectations of strong earnings growth and increasing opportunities within certain industries drove prices higher, while investors' concerns that a tighter Federal Reserve policy would interrupt the quarterly progression of positive earnings surprises - particularly in light of some extraordinarily high stock valuations - pushed prices lower. Many of the big winners over the past several quarters were the big losers in the market's retreat. "New Economy" stocks such as internet and software companies provided much of the fireworks. Biotechnology stocks also captured headlines, as investor optimism soared over the prospects for human gene mapping. Some of the "Old Economy" stocks were not immune to the market's gyrations, either, as some industries experienced spectacular rallies in response to strong earnings growth. The energy sector, in particular, stood out as steadily rising oil and gas prices drove many of these stocks to new highs before succumbing to concerns about a slowdown in global demand in response to expectations of higher interest rates.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We think an improved earnings outlook and the ongoing boom in information technology will drive prices higher. We do not anticipate a significant economic slowdown in the third quarter of 2000 - therefore, we do not believe investors will redirect their assets to larger, more liquid stocks.

We think technology stocks could continue to achieve exceptional earnings growth, despite their high valuations. The productivity enhancing benefits of today's technology products compel many businesses to invest heavily in technology in order to remain competitive in the global marketplace. We expect demand for faster and better technology to remain solid. Other sectors also are poised for success, in our opinion. Many smaller companies have carved out profitable niches within their industries that may ultimately translate into higher stock prices. We expect a number of these companies to benefit from merger and acquisition activity as larger competitors view smaller companies as important sources of future earnings growth.

EVERGREEN
  FOUNDATION FUND

PORTFOLIO MANAGERS

    [PHOTO]

JEAN C. LEDFORD, CFA
President & CEO
Evergreen Asset
Management Corp.

    [PHOTO]

RICHARD WELSH
Senior Vice President
Evergreen Asset
Management Corp.


PERFORMANCE OVERVIEW

    [CHART]

2/28/93 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.


                       Foundation Fund        S&P 500
                       ---------------        -------
2/96                   $10,000                $10,000
12/96
12/97
12/98
12/99
6/00                   $17,855                $24,351

Returns
                           Average Annual Returns
                             as of June 30, 2000
                          1 YEAR       SINCE INCEPTION
                          ------       ---------------
Foundation                 4.08%       14.32%
S&P 500                   10.70%       22.80%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE EVERGREEN FOUNDATION FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

Evergreen Foundation Fund had a total return of -0.99% for the six-month period ended June 30, 2000.

Q. WHY DID THE FUND PERFORM THIS WAY?

In the equity portion of the portfolio, holdings in technology, healthcare and energy were the largest positive contributors. In technology, where we had a slight over-weighting relative to the S&P 500 Index, we continued to take advantage of increased spending on infrastructure development. Many of our larger technology holdings are global leaders in these areas, and were major contributors to performance. At the end of the fiscal period, on June 30, 2000, information technology was the largest single industry weighting in the portfolio, at 19.2% of total net assets.

The Fund's equity weighting in healthcare was about even with that of the benchmark S&P 500. Our healthcare investments did very well. One of our top contributors was Pfizer, the result of the merger of two powerful pharmaceutical companies, Warner Lambert and Pfizer. This combined company is benefiting both from strong revenue and earnings growth from an excellent flow of new products into the market. The Fund's healthcare weighting at the end of the fiscal period totaled 9.0% of net assets.

We substantially increased our investments in energy during the six-month period, and these holdings were strong contributors to performance. This sector benefited from increasing economic growth rates throughout the world and rising oil prices. Our investments in oil service companies such as Schlumberger, Halliburton and Baker Hughes all performed well, as did Exxon Mobil, the world's largest integrated energy company and a top holding of the Fund throughout the period. During the six-month period, our emphasis on energy went from an under-weighted position to a significant over-weighted position relative to the S&P 500. On June 30, energy accounted for 6.8% of total net assets.

Lastly, the fixed income portion of the portfolio tended to increase the stability of the overall fund, as we concentrated on those areas of the market where we could find relatively attractive yields without taking undue price risk.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We intend to remain consistent in our approach to managing this balanced fund. In the equity portion of the portfolio, we plan to concentrate on large-cap companies with growth, or the potential for growth, in both revenues and earnings. In the fixed income portion of the portfolio, we intend to maintain an emphasis on capital preservation and income through high quality investments.

We expect a continuation of the more recent trends that have favored the technology, healthcare and energy industries. Each of these areas has surpassed even the most optimistic forecasts of a year ago, as they have shown remarkable resilience in their earnings as the U.S. economy has shown continued strength and the foreign markets have accelerated in growth.

In the second half of the year, market opportunities will depend upon corporate profitability and the level of interest rates. We believe we are experiencing a long-term, secular increase in economic productivity, corporate profitability and improving returns on financial assets. Investments in companies with sustainable underlying earnings and revenue growth should continue to be rewarded.

MITCHELL HUTCHINS
  GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGER

MARK A. TINCHER, CFA
Managing Director and Chief Investment
Officer of Equities
Mitchell Hutchins Asset Management, Inc.

PERFORMANCE OVERVIEW

    [CHART]

1/2/92 - 6/30/00
GROWTH OF A $10,000 INVESTMENT


                      Growth & Income         S&P 500
                      ---------------         -------
1/92                  $10,000                 $10,000
12/92
12/94
12/96
12/98
6/00                  $25,707                 $46,670

Returns
                            Average Annual Returns
                             as of June 30, 2000
                       1 YEAR    5 YEAR    SINCE INCEP.
                       ------    ------    ------------
Growth & Income        -2.44%    17.94%    11.42%
S&P 500                 7.24%    23.80%    19.88%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MITCHELL HUTCHINS GROWTH & INCOME PORTFOLIO. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the three months ended June 30, 2000 the Portfolio returned -6.9%, trailing the overall U.S. stock market, as measured by the benchmark Standard & Poor's 500 Index (S&P 500), which returned -2.7%.

In the second quarter, the "new economy" remained the hot theme, with investors interested mostly in "dot-com" and other high-technology companies. During the period, however, uncertainty increased as the Federal Reserve continued to raise short-term interest rates, giving rise to worries that higher rates might weaken corporate earnings. Stock prices showed periods of extreme volatility, and the technology sector gave back much of its recently-achieved gains.The U.S. economy continued to grow, but showed signs of slowing late in the period, indications that the Fed's policy of tightening money to ward off inflation might be working. Although the economy remained solid and corporate earnings finished the period strongly, all major U.S. stock indices fell during the three-month period. The NASDAQ Composite, which is heavily weighted toward technology companies, lost 13.3% for the three months ended June 30, 2000, the S&P 500 lost 2.7%, and the Dow Jones Industrial Average (Dow), fell 4.0% for the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The primary cause of the Portfolio's underperformance was its continued reliance on a value-oriented investment methodology during a period when the market persisted in rewarding aggressive growth investors.

Portfolio management is considering opportunities in the energy, technology and healthcare sectors. Fund management believes analysts may be underestimating projected earnings for these sectors. Such underestimates could potentially be reflected in upward estimate revisions and positive earnings surprises in these sectors in periods to come.

The Portfolio continues to underweight many of the traditionally defensive sectors, including consumer staples, traditional electric utilities and financials,due to concerns about near-term interest rates and their effect on earnings. However, management believes that the financial sector may represent an opportunity if it is perceived that the Fed is near the end of its money-tightening cycle.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Our outlook for the rest of the year is positive. While uncertainty remains over whether the Fed can engineer a "soft" landing for the economy, or whether it will overshoot the target and create a "hard" landing, we think the Fed's policy is taking effect, and that a soft landing is the most likely scenario.

Accordingly, we believe that corporate profits should fare reasonably well in the second half of 2000 and into the first half of 2001; we expect corporate earnings to range from 17-18% for the S&P 500 in 2000 and 9-10% for the year 2001. As year-end approaches, we expect those strong earnings to provide a positive tilt to the market.

With the prospect for continued growth, moderate inflation and a stable bond market, we believe that the more economically sensitive sectors will exhibit stronger relative earnings growth than some of the more defensive sectors. We believe that the Fed may tighten one more time during the third quarter, however, we think this last rise has already been reflected in prices.

Given our expectation for strong corporate growth, we see opportunity in the capital goods sector and in the financial sector, particularly in larger financial companies that are not bound by a regional focus. In general, we favor stocks and sectors that can prosper in a still-growing economy and that can tolerate a modest rise in inflation.

The views expressed are as of June 30, 2000 and are those of Mitchell Hutchins Asset Management Inc. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of the Portfolio.

MITCHELL HUTCHINS
  STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGER

DENNIS L. MCCAULEY
Managing Director and Chief
Investment Officer of Fixed
Income Investments
Mitchell Hutchins Asset Management, Inc.


PERFORMANCE OVERVIEW

    [CHART]

9/28/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT


                   Strategic Income    ML High Yld. Master    Lehman Govt. Bond    SB World Govt. Bond
                   ----------------    -------------------    -----------------    -------------------
9/98               $10,000             $10,000                $10,000              $10,000
12/98
12/99
6/00               $10,136             $10,323                $10,345              $10,396

Returns
                           Average Annual Returns
                            as of June 30, 2000
                         1 YEAR     SINCE INCEPTION
                         ------     ---------------
Strategic Income         1.91%         3.79%
ML High Yld. Master      1.57%         3.57%
Lehman Govt. Bond       -1.86%        -2.23%
SB World Govt. Bond     -4.27%        -0.70%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MITCHELL HUTCHINS STRATEGIC INCOME PORTFOLIO. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the three-month period ended June 30, 2000, the Portfolio outperformed its global benchmark and its high yield benchmark, while trailing its broad-market benchmark (see table below).

During the three-month period ended June 30, 2000, the Federal Reserve continued to raise short-term interest rates in response to a strong economy, falling unemployment and a booming stock market. Rising rates created difficult conditions for all sectors of the fixed income market.
U.S.Treasurys fared the best, gaining 1.57% as measured by the Lehman
Brothers Government Bond Index. The broad market, as measured by Lehman Brothers Aggregate Bond Index, gained 1.74% for the quarter. Corporate bonds and mortgage-backed securities all lost ground.The high-yield sector made a slight gain of 0.63% as measured by the Merrill Lynch High Yield Master Index.

Q. WHY DID THE FUND PERFORM THIS WAY?

This underperformance was due to the Portfolio's high exposure to spread sectors in the United States, and within its global allocation, to the euro. We had weighted the Portfolio heavily toward high-yield bonds early in the reporting period in anticipation of a first-quarter rally--a generally predictable occurrence. The rally did not occur this year, and the Portfolio's high-yield exposure detracted from performance. The Portfolio's exposure to the euro impacted absolute performance over the semiannual period. Prospects for euro appreciation looked promising to us last fall. We believed the euro would appreciate based on an outlook for accelerating cyclical growth in Europe, a deteriorating U.S. current-account deficit and increasing volatility in the U.S. equity markets. Although each of these trends did develop in the first quarter, the euro weakened nevertheless.

We expect pressures on the euro to abate. Cyclically, Europe is recovering - its economy does not appear vunerable to financial shocks nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and we believe it will recover.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Although the Fed did not raise rates at its meeting on June 28, it did note that inflation remained a concern. The economy appears to be slowing, although it is unclear whether the slowdown will be sufficient to prevent another rate increase. However, we believe that any further Fed actions will impact the equities more seriously than bonds.While we think the economy will slow, we do not expect it to slip into recession. In such an environment we think the spread sectors stand a good chance to recover--particularly the mortgage-backed sector, and to a lesser extent, the corporate sector.

The spread sectors have had to cope with a triple whammy of reduced Treasury supply, equity-market volatility and rising interest rates. We believe current valuations are extremely attractive, and these sectors are now displaying signs of stability. We remain hopeful that spreads can narrow in the periods ahead, which could benefit the Portfolio's holdings.

Looking to 2000 and beyond, we believe the next big opportunity for the Portfolio may be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this occurs, we anticipate increasing our global allocation. We believe that over time the euro will strengthen against the dollar. For now, we are keeping the Portfolio's exposure to the euro about the same.

The views expressed are as of June 30, 2000 and are those of Mitchell Hutchins Asset Management Inc. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of the Portfolio.

PRUDENTIAL JENNISON PORTFOLIO

PORTFOLIO MANAGER

    [PHOTO]

SPIROS "SIG" SIGALAS
President and Chief
Investment Officer
Jennison Associates, LLC

    [PHOTO]

MICHAEL DELBALSO
Director and Executive
Vice President
Jennison Associates, LLC

    [PHOTO]

KATHLEEN MCCARRAGHER
Director and Executive
Vice President
Jennison Associates, LLC


PERFORMANCE OVERVIEW

    [CHART]

2/10/2000 - 6/30/00
GROWTH OF A $10,000 INVESTMENT


                      Prudential Jennison      S&P 500
                      -------------------      -------
1/00                  $10,000                  $10,000
3/00
6/00                  $9,819                   $10,484

Returns
                           Cumulative Returns
                           as of June 30, 2000
                             SINCE INCEPTION
                             ---------------
Prudential Jennison          -1.81%
S&P 500                       4.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE PRUDENTIAL JENNISON PORTFOLIO. (THE ANNUALIZED RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The high-growth areas that are the focuses of this portfolio all experienced extraordinary volatility between the inception of Class II shares on February 10 and June 30, 2000. The net result was a strong gain for its drug and financial holdings, but losses in communication services, technology, and retailers. Overall, the Portfolio returned -1.81% over that period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Our largest focus is in technology, which peaked in March, then corrected sharply, recovering somewhat in June. We had significant positive contributions to our return from several holdings, including Hewlett-Packard, Intel, Cisco Systems, and Juniper Networks. Our semiconductor companies (such as Intel and Texas Instruments) benefited from increasing demand for computer chips. On the other hand, our position in Microsoft declined in value, primarily because of the antitrust suit it faces. Motorola shares corrected after reporting tightening margins and after a very strong climb in 1999. We think its underlying businesses still have strong growth potential.

Some sectors that had been lagging in 1999 benefited when investors searched more broadly for growth opportunities that were not as expensive as the technology and telecommunication stocks. Our Pfizer shares, helped by enthusiasm about its acquisition of Warner Lambert, made the largest single contribution to our return. Our financial holdings continued to benefit from the merger and acquisition activity accompanying global consolidation in several industries.

In the communications sector, we owned CBS Corporation, which was acquired by Viacom. The CBS shares had been falling, but the Viacom shares we received in exchange more than offset the loss. Our return also was hurt by two U.K. holdings, Vodafone AirTouch (wireless telephones service) and NTL (cable TV). We think both are strong companies and the correction is temporary because companies that own bandwidth, such as these, are at the heart of the telecommunications expansion.

Fear of rising interest rates and a slowing economy hurt the consumer sector. We felt the impact particularly in our holdings of Home Depot and Gap.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

"We think the U.S. economy will slow to a sustainable pace and equity investors will regain their confidence by the fourth quarter of 2000. We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth. We are moving toward market sectors with above-average earnings growth rates, but where share prices are not so high as to reduce the likelihood we will benefit fully from that growth. Second-quarter earnings announcements from our holdings have generally been very strong."

SALOMON BROTHERS
  VARIABLE HIGH YIELD

PORTFOLIO MANAGER

    [PHOTO]

PETER J. WILBY, CFA
Managing Director and Senior
Portfolio Manager
Salomon Brothers Asset Management Inc.


PERFORMANCE OVERVIEW

    [CHART]

2/17/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

2/98                 $10,000   $10,000
12/98
12/99
6/00                 $9,932    $10,507

Returns
                           Average Annual Returns
                            as of June 30, 2000
                           1 YEAR      SINCE INCEPTION
                           ------      ---------------
Variable High Yield         1.64%       2.31%
Salomon Smith Barney
High Yield Market Index    -1.44%      -0.31%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SALOMON BROTHERS VARIABLE HIGH YIELD. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

For the six months ended June 30, 2000, the Fund returned a negative 0.54% versus a negative 1.42% return for the Salomon Smith Barney High Yield Market Index1 over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from overweightings in energy and gaming. It was also helped by an underweighting in supermarkets/drugstores. Performance was hurt, however, by overweightings in steel/metals and capital goods and under-weightings in telecommunications, technology and utilities. During the course of the period, the Fund responded to market conditions by increasing its positions in energy and gaming and reducing its positions in steel/metals and leisure/lodging.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Going forward, we expect the high-yield market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including:

- mutual fund flows;
- decreased Collateralized Bond Obligations ("CBO") demand;
- reduced secondary market liquidity; and
- continuing cyclical concerns.

In light of these conditions, we are pursuing a more conservative investment strategy geared to overweighting BB credit and aggressively pursuing selective opportunities in undervalued B and CCC credits.

Past performance is not a guarantee of future results.
(1) The Salomon Smith Barney High Yield Market Index covers a significant portion the below-investment-grade U.S. corporate bond market. An investor cannot invest directly in an index.

SALOMON BROTHERS
  VARIABLE CAPITAL FUND

  PORTFOLIO MANAGERS

    [PHOTO]

ROSS S. MARGOLIES
Managing Director and Portfolio Manager
Salomon Brothers Asset Management Inc.

    [PHOTO]

ROBERT M. DONAHUE JR.
Director and Portfolio Manager
Salomon Brothers Asset Management Inc

PERFORMANCE OVERVIEW

   [CHART]

2/17/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                    SB Variable
                    Capital Fund   Russell 3000
                    ------------   ------------
2/98                $10,000        $10,000
12/98
12/99
6/00                $16,420        $14,066

Returns
                           Average Annual Returns
                            as of June 30, 2000
                           1 YEAR   SINCE INCEPTION
                           ------   ---------------
Variable Capital           25.59%       23.31%
Russell 3000                9.59%       15.50%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SALOMON BROTHERS VARIABLE CAPITAL YIELD. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The Salomon Brothers Variable Capital Fund's shares returned 16.47% for the six-month period ended June 30, 2000. In comparison, the Russell 3000 Index returned 0.95% and the Standard and Poor's 500 Index ("S&P 500") declined 0.43% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Salomon Brothers Variable Capital Fund's multi-capitalization investment strategy worked exceptionally well throughout the six-month period. When the market was rising our broad, diversified equity exposure allowed us to participate even though much of what we liked was out of favor. The declines in less speculative stock provided us with opportunities as well. For the first time in over two years, we were given an attractive opportunity to start building position in drug stocks, a sector that we think should exhibit above-average growth well into the future due to favorable demographic and technological trends.

Later in the period, during the NASDAQ-led market decline, the Salomon Brothers Variable Capital Fund appreciated as money flowed to companies that could be more easily valued, most of which had been materially oversold in the previous few months. The rotation favored drug stocks as well as companies we previously owned such as Safeway, Nabisco Group Holdings and Devon Energy while giving us the opportunity to add to undervalued technology stocks like 3Com and Seagate. Going forward, we expect to continue to hold many of these stocks although there have been tender offers announced for Nabisco and Seagate.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominate and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will continue to lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their stock price.

We expect the Salomon Brothers Variable Capital Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk reward ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of the part of the market they currently reside in.

Past performance is not a guarantee of future results.
(1) The Standard & Poor's 500 Index ("S&P 500") is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

SALOMON BROTHERS
 VARIABLE TOTAL RETURN

PORTFOLIO MANAGERS

    [PHOTO]

GEORGE J. WILLIAMSON
Director and Portfolio Manager
Salomon Brothers Asset Management Inc.


PERFORMANCE OVERVIEW

    [CHART]

2/17/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                    SB Variable
                    Capital Fund    Russell 3000
                    ------------    ------------
2/98               $10,000          $10,000
12/98
12/99
6/00               $10,967         $12,701

Returns
                              Average Annual Returns
                               as of June 30, 2000
                             1 YEAR    SINCE INCEPTION
                             ------    ---------------
Variable Total Return         0.83%        3.98%
S&P 500                       6.15%       10.63%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SALOMON BROTHERS VARIABLE TOTAL RETURN. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the six months ended June 30, 2000, the Salomon Brothers Variable Total Return Fund generated a return of 3.13%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned a negative 0.43% for the period. In addition, a hypothetical index consisting of a 50% weighting of the Salomon Smith Barney Broad Investment Grade ("BIG") Bond Index(2) and 50% weighting of the S&P 5001 returned 1.87% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund outperformed its index due to an underweight position in the large NASDAQ technology names, which posted mixed results over the six-month period. An overweight position in Consumer Brands and Pharmaceuticals also served as a positive contributor to performance. Names that contributed include: Anheuser Busch, Pepsico, Avon Products, Pfizer, American Home Products and Pharmacia Corp.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

As the Federal Reserve ("Fed") moves to slow the economy, we anticipate moderate growth in the U.S. and continuing improvement in most of the major overseas countries. Earnings for U.S. companies should be restrained somewhat during the coming year.

Past performance is not a guarantee of future results.

(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.
(2) The 50% Salomon Smith Barney BIG Bond Index and 50% S&P 500 consists of domestic corporate, government and agency securities and 500 widely held common stocks. An investor cannot invest directly in an index.

SALOMON BROTHERS
  VARIABLE INVESTORS FUND

PORTFOLIO MANAGERS

    [PHOTO]

JOHN B. CUNNUINGHAM, CFA
Director and Portfolio Manager
Salomon Brothers
Asset Management Inc

    [PHOTO]

ROSS S. MARGOLIES
Managing Director and
Portfolio Manager
Salomon Brothers Asset
Management Inc.

PERFORMANCE OVERVIEW

    [CHART]

2/17/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                   SB Variable
                   Investor Fund    S&P 500
                   -------------    -------
2/98               $10,000       $10,000
12/98
12/99
6/00               $13,148       $14,295


Returns
                          Average Annual Returns
                           as of June 30, 2000
                         1 YEAR     SINCE INCEPTION
                         ------     ---------------
Variable Investors        5.67%         12.26%
S&P 500                   7.26%         16.30%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SALOMON BROTHERS VARIABLE INVESTOR FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The Fund's shares returned 9.16% for the six-month period ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned a negative 0.43% and the Lipper Inc.'s peer group of large cap value funds returned a negative 1.65% for the same period.(1)

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund performed quite well in the first six months, significantly outpacing both its large-cap value peer group and the S&P 500. During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that offered much more attractive valuations. In particular, we added consumer staples, financials and pharmaceuticals, all of which rebounded as investors rotated out of technology. Since the correction in technology in mid-March, we have been adding to selected tech stocks on weakness in the sector. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Recent economic data suggest that the economy may be slowing; however, inflationary concerns are likely to keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable.

Past performance is not a guarantee of future results.
(1) The Standard & Poor's 500 Index ("S&P 500") is a market capitalization-weighted measure of 500 widely held common stocks. Lipper, Inc. is a nationally recognized organization that reports on total return performance and calculates rankings based on total returns. Total returns are calculated based on changes in NAV including the reinvestment of dividends and capital gains. An investor cannot invest directly in an index.

FIRST AMERICAN
  INTERNATIONAL FUND

PORTFOLIO MANAGERS

   [PHOTO]

DAVID F. MARVIN
Team Leader
Chairman and CEO of Marvin &
Palmer Associates, Inc.

   [PHOTO]

STANLEY PALMER
Team Leader
President of Marvin & Palmer
Associates, Inc.

PERFORMANCE OVERVIEW

   [CHART]

5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                  FA International
                       Fund           MSCI EAFE
                  ----------------    ---------
5/00                 $10,000         $10,000
6/00                 $ 9,100          $10,084


Returns
                          Cumulative Returns
                          as of June 30, 2000
                            SINCE INCEPTION
                            ---------------
International                  -0.91%
MSCI EAFE                       3.93%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE FIRST AMERICAN INTERNATIONAL FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The First American International Fund was down 9% since the Fund's inception. The MSCI EAFE Index returned 3.93% during the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The underperformance for the period can be attributed to dramatic shifts in market leadership. On a sector basis, the Fund's overweighting in technology, media and telecom (TMT) sectors, which had been last year's leaders, suffered rapid declines as investors questioned their growth potential in a slowing economic environment. Geographically, Japan, which comprised the Fund's largest country allocation and had underperformed for nearly 18 months, suffered negative returns as investors questioned the pace at which restructuring and reform were occurring.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

June confirmed that new leadership is emerging in the financial, pharmaceutical and energy areas and we continued to increase exposure, especially to financials and pharmaceuticals. We have reduced our exposure dramatically in the telecom operators, but maintained significant positions in semiconductors, an area that continues to offer good growth prospects. The Japanese election doesn't appear to have changed anything in Japan. The consumption sector of the economy remains weak and restructuring continues to progress very slowly compared to the U.S. and Europe. We have reduced our exposure and are now underweight in Japan. Our increased European presence is mainly in the euro block.

FIRST AMERICAN
  LARGE CAP FUND

PORTFOLIO MANAGERS

    [PHOTO]

STEVE B. MARKUSEN, CFA
Team Leader First American Funds

    [PHOTO]

GERALD C. BREN, CFA
Team Leader
First American Funds

PERFORMANCE OVERVIEW

    [CHART]

5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                  FA Large
                  Cap Fund       MSCI EAFE
                  --------       ---------
5/00              $10,000        $10,000
6/00              $10,068        $ 9,677

Returns
                     Cumulative Returns
                     as of June 30, 2000
                       SINCE INCEPTION
                       ---------------
Large Cap Fund              2.90%
MSCI EAFE                   0.29%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE FIRST AMERICAN LARGE CAP FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The First American Large Cap Fund returned 2.90% since the Fund's inception. This compared favorably to the performance of the S&P 500 Index, which returned 0.29% during the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Driven by its broad diversification and stock selection in the financial and health science sectors, the Fund was able to capitalize on the market rebound that took place in June. Large pharmaceutical stocks such as Pfizer and Johnson & Johnson provided strong positive performance for the Fund while software giants Microsoft and Cisco were detractors.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We expect the economy to slow a bit and the Federal Reserve to adopt a neutral monetary policy, although when this will occur is subject to ongoing debate. In the absence of slower economic growth, there is little reason to expect the Federal Reserve to back away from tighter monetary policy. Easier monetary policy should lead to broader sector participation in the market, but slower growth may mean more difficult profit comparisons for many companies. Although the current economic and policy environment is unlikely to support a large gain in the stock market, there will be opportunities to upgrade portfolios in market pullbacks and to acquire attractively valued equities that seem forgotten in today's market.

FIRST AMERICAN
  TECHNOLOGY FUND

PORTFOLIO MANAGER

    [PHOTO]

ROLAND P. WHITCOMB
Director and Portfolio Manager
Salomon Brothers Asset Management Inc

PERFORMANCE OVERVIEW

    [CHART]

5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

                                            S&P
                    FA Technology       Technology
                        Fund          Composite Index
                    -------------     ---------------
5/00                 $10,000             $10,000
6/00                 $10,517             $ 9,842

Returns
                        Cumulative Returns
                        as of June 30, 2000
                          SINCE INCEPTION
                          ---------------
Technology Fund               11.80%
S&P Technology
Composite Index                7.12%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE FIRST AMERICAN TECHNOLOGY FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The First American Technology Fund returned 11.80%% since the Fund's inception. This compared favorably to the performance of both the S&P Technology Composite Index and the Nasdaq Composite, which returned 7.12% and 9.96%, respectively, during the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Strong revenue growth in business-to-business e-commerce and semi-conductors helped drive performance for the period. The early part of the quarter saw dramatic market declines as uncertainty of rate hikes, Microsoft litigation and changing investor sentiment of .com companies cascaded the market from euphoric optimism to an irrational sell-off.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

The team's outlook remains very favorable as fundamentals continue to remain compelling and the Asian economies continue to rebound with accelerating demand for technology products and services. In addition to an expected robust business environment, tech stocks are more attractively priced due to the recent sell-off. The sector provides an abundance of well managed companies with strong earnings.

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                       MARKET
 SHARES                                                 VALUE
---------                                            -----------
COMMON STOCKS -- 96.1%
           CHEMICALS -- 11.7%
  10,700   Aventis S.A. ADR........................  $   776,419
  37,400   Pharmacia Corp..........................    1,933,113
                                                     -----------
                                                       2,709,532
                                                     -----------
           CONSUMER NON-DURABLES -- 4.3%
   5,900   Cardinal Health, Inc....................      436,600
  26,900   McKesson HBOC, Inc......................      563,219
                                                     -----------
                                                         999,819
                                                     -----------
           DRUGS -- 48.3%
  18,700   Abbott Laboratories.....................      833,319
  24,100   American Home Products Corp.............    1,415,868
  37,000   AstraZeneca Group PLC ADR...............    1,720,500
  15,000   Banyu Pharmaceutical Co., Ltd...........      367,906
 *16,500   BioChem Pharma, Inc.....................      406,313
   4,500   Bristol-Myers Squibb Co.................      262,125
 *15,000   Connetics Corp..........................      220,313
  12,000   Eisai Co., Ltd..........................      385,628
  *4,100   Forest Laboratories, Inc................      414,100
  *8,700   Genzyme Corp............................      517,106
  *5,100   Gilead Sciences, Inc....................      362,738
  *1,800   IDEC Pharmaceuticals Corp...............      211,163
 *15,000   Immunex Corp............................      741,563
   6,400   Nycomed Amersham PLC ADR................      313,600
  *7,600   Regeneron Pharmacy, Inc.................      226,575
  14,800   SmithKline Beecham PLC ADR, Class A.....      964,775
   9,000   Takeda Chemical Industries Ltd..........      592,052
  35,000   Tanabe Seiyaku Co., Ltd.................      268,285
 *21,700   Triangle Pharmaceuticals, Inc...........      196,656
  *1,500   Vertex Pharmaceuticals, Inc.............      158,063
 *10,400   ViroPharma, Inc.........................      162,500
  *9,000   Watson Pharmaceuticals, Inc.............      483,750
                                                     -----------
                                                      11,224,898
                                                     -----------
           HEALTH SERVICES -- 10.1%
 *10,200   Biovail Corp............................      565,463
  *9,400   Exelixis, Inc...........................      313,725
  10,300   HCA Healthcare Corp.....................      312,863
  *8,700   Laboratory Corp. of America Holdings....      670,988
 *17,600   Tenet Healthcare Corp...................      475,200
                                                     -----------
                                                       2,338,239
                                                     -----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 16.1%
   6,300   Bausch & Lomb, Inc......................      487,463
   9,700   Baxter International, Inc...............      682,031
  12,900   Becton, Dickinson & Co..................      370,069
  15,200   Biomet, Inc.............................      584,250
 *16,300   Boston Scientific Corp..................      357,581
  40,760   Gambro AB, Class B......................      325,309
   6,800   Guidant Corp............................      336,600
  82,384   Smith & Nephew PLC ADR..................      299,331
  *6,600   St. Jude Medical, Inc...................      302,775
                                                     -----------
                                                       3,745,409
                                                     -----------
                                                       MARKET
 SHARES                                                VALUE
---------                                            -----------

                                                       MARKET
 SHARES                                                VALUE
---------                                            -----------
           RESEARCH & TESTING FACILITIES -- 4.2%
  *3,800   CV Therapeutics, Inc....................  $   263,388
 *30,300   Quintiles Transnational Corp............      427,988
  *6,500   Sequenom, Inc...........................      294,938
                                                     -----------
                                                         986,314
                                                     -----------
           SOFTWARE & SERVICES -- 1.4%
  18,000   IMS Health, Inc.........................      324,000
                                                     -----------
           Total common stocks.....................  $22,328,211
                                                     ===========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.0%
           REPURCHASE AGREEMENT -- 4.0%
$937,000   Interest in $2,066,447,000 joint
           repurchase agreement dated 06/30/00 with
           State Street Bank, 6.598% due 07/03/00;
           maturity amount $937,515 (Collateralized
           by $125,835,832 U.S. Treasury Notes
           5.50% - 7.875% due 08/31/01 - 11/15/04,
           $1,943,730,718 U.S. Treasury Bonds 5.25%
           -10.625% due 08/15/15 - 02/15/29).......  $   937,000
                                                     -----------
           Total short-term securities.............  $   937,000
                                                     ===========


STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, at value (total
 cost $20,730,267) - see accompanying portfolio...  $23,265,211
Receivable for securities sold....................     211,076
Receivable for fund shares sold...................   1,026,255
Receivable for dividends and interest.............       9,403
Securities lending collateral.....................   5,219,902
Cash and other assets.............................       1,164
                                                    ----------
Total assets......................................  29,733,011
                                                    ----------
LIABILITIES
Payable for securities purchased..................   1,254,653
Securities lending collateral payable to
 brokers..........................................   5,219,902
Other liabilities.................................       5,918
                                                    ----------
Total liabilities.................................   6,480,473
                                                    ----------
Net assets........................................  $23,252,538
                                                    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-1 _____________________________________

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 19,541,591 shares
 outstanding......................................  $   19,542
Capital surplus...................................  20,289,862
Accumulated undistributed net investment income...      13,666
Accumulated undistributed net realized gain on
 investments......................................     393,818
Unrealized appreciation of investments............   2,534,944
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w.................         171
Unrealized appreciation of other assets and
 liabilities in foreign currencies................         535
                                                    ----------
Net assets........................................  $23,252,538
                                                    ==========

Class IA
Net asset value per share
 ($21,731,647  DIVIDED BY 18,263,058 shares
 outstanding) (600,000,000 shares authorized).....  $1.19
                                                    ====
Class IB
Net asset value per share
 ($1,520,891  DIVIDED BY 1,278,533 shares
 outstanding) (200,000,000 shares authorized).....  $1.19
                                                    ====

  *  Non-income producing during the period.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                           TOTAL       CONTRACT   DELIVERY    UNREALIZED
DESCRIPTION             MARKET VALUE    AMOUNT      DATE     APPRECIATION
-----------             ------------   --------   --------   -------------
Japanese Yen (Buy)        $65,721      $65,550    07/05/00       $171
                                                                 ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-2 _____________________________________

 HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 95.9%
            BUSINESS SERVICES -- 1.8%
   *10,000  eBay, Inc...............................  $   543,125
      *300  StorageNetworks, Inc....................       27,075
                                                      -----------
                                                          570,200
                                                      -----------
            COMMUNICATIONS -- 10.3%
    10,000  Comverse Technology, Inc................      930,000
   *17,800  Digital Microwave Corp..................      678,625
   *16,100  Exodus Communications, Inc..............      741,606
    10,700  Lucent Technologies, Inc................      633,975
    *4,600  Phone.com, Inc..........................      299,575
                                                      -----------
                                                        3,283,781
                                                      -----------
            COMPUTERS & OFFICE
            EQUIPMENT -- 25.9%
   *45,900  Cisco Systems, Inc......................    2,917,519
   *32,900  Dell Computer Corp......................    1,622,381
   *14,900  EMC Corp................................    1,146,369
     9,400  Hewlett-Packard Co......................    1,173,825
    12,500  International Business Machines Corp....    1,369,531
                                                      -----------
                                                        8,229,625
                                                      -----------
            ELECTRICAL EQUIPMENT -- 1.6%
    *9,400  Credence Systems Corp...................      518,763
                                                      -----------
            ELECTRONICS -- 18.9%
   *14,300  Analog Devices, Inc.....................    1,086,800
   *12,000  Cypress Semiconductor Corp..............      507,000
     5,300  Intel Corp..............................      708,544
   *13,100  JDS Uniphase Corp.......................    1,570,363
   *34,100  MEMC Electronic Materials, Inc..........      613,800
   *14,600  Micron Technology, Inc..................    1,285,713
    *5,600  REMEC, Inc..............................      234,500
                                                      -----------
                                                        6,006,720
                                                      -----------
            MACHINERY -- 2.9%
    *5,800  Applied Materials, Inc..................      525,625
    *6,100  Brooks Automation, Inc..................      390,019
                                                      -----------
                                                          915,644
                                                      -----------
            SOFTWARE & SERVICES -- 34.5%
   *11,400  3Com Corp...............................      656,925
   *10,400  America Online, Inc.....................      548,600
   *22,900  Answerthink, Inc........................      380,713
    *6,600  BMC Software, Inc.......................      240,797
   *41,300  Ceridian Corp...........................      993,781
   *12,800  Cognos, Inc.............................      529,600
    15,000  Electronic Data Systems Corp............      618,750
   *21,700  Informix Corp...........................      161,394
    *9,400  LookSmart, Ltd..........................      173,900
    *6,600  Macromedia, Inc.........................      638,138
   *23,600  Microsoft Corp..........................    1,888,000
   *80,300  Quantum Hard Disk Drive Corp............      888,316
   *10,500  Rational Software Corp..................      975,844
    *6,908  VeriSign, Inc...........................    1,219,174
   *12,100  Verity, Inc.............................      459,800
   *11,400  Vignette Corp...........................      592,978
                                                      -----------
                                                       10,966,710
                                                      -----------
            Total common stocks.....................  $30,491,443
                                                      ===========
                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
PREFERRED STOCKS -- 0.6%
            COMMUNICATIONS -- 0.6%
     3,900  Nokia Corp..............................  $   194,754
                                                      -----------
            Total preferred stocks..................  $   194,754
                                                      ===========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 8.0%
            REPURCHASE AGREEMENT -- 8.0%
$2,546,000  Interest in $2,066,447,000 joint
            repurchase agreement dated 06/30/00 with
            State Street Bank, 6.598% due 07/03/00;
            maturity amount $2,547,400
            (Collateralized by $125,835,832 U.S.
            Treasury Notes 5.50% - 7.875% due
            08/31/01 - 11/15/04, $1,943,730,718 U.S.
            Treasury Bonds 5.25% - 10.625% due
            08/15/15 - 02/15/29)....................  $ 2,546,000
                                                      -----------
            Total short-term securities.............  $ 2,546,000
                                                      ===========



STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, at value (total
 cost $31,893,883) - see accompanying portfolio...  $33,232,197
Receivable for securities sold....................   1,456,641
Receivable for fund shares sold...................     492,935
Receivable for dividends and interest.............       2,616
Securities lending collateral.....................   4,646,169
Cash and other assets.............................         786
                                                    ----------
Total assets......................................  39,831,344
                                                    ----------
LIABILITIES
Payable for securities purchased..................   3,375,072
Securities lending collateral payable to
 brokers..........................................   4,646,169
Other liabilities.................................       7,597
                                                    ----------
Total liabilities.................................   8,028,838
                                                    ----------
Net assets........................................  $31,802,506
                                                    ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 30,421,463 shares
 outstanding......................................  $   30,421
Capital surplus...................................  30,171,870
Accumulated net investment loss...................     (10,338)
Accumulated undistributed net realized gain on
 investments......................................     272,239
Unrealized appreciation of investments............   1,338,314
                                                    ----------
Net assets........................................  $31,802,506
                                                    ==========

Class IA
Net asset value per share
 ($29,501,636  DIVIDED BY 28,219,859 shares
 outstanding) (600,000,000 shares authorized).....  $1.05
                                                    ====
Class IB
Net asset value per share
 ($2,300,870  DIVIDED BY 2,201,604 shares
 outstanding) (200,000,000 shares authorized).....  $1.05
                                                    ====

  *  Non-income producing during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-3 _____________________________________

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 91.4%
             APPAREL & TEXTILE -- 0.1%
   *176,300  Steven Madden Ltd.......................  $    1,156,969
                                                       --------------
             BUSINESS SERVICES -- 5.6%
   *589,500  APAC Customer Services, Inc.............       6,521,344
   *706,500  Iron Mountain, Inc......................      24,021,000
    516,700  Manpower, Inc...........................      16,534,400
   *595,100  NCO Group, Inc..........................      13,761,688
    *11,200  StorageNetworks, Inc....................       1,010,800
                                                       --------------
                                                           61,849,232
                                                       --------------
             COMMUNICATIONS -- 12.0%
   *297,200  AirGate PCS, Inc........................      15,621,575
   *493,400  Andrew Corp.............................      16,559,738
   *109,600  Carrier Access Corp.....................       5,795,100
   *473,500  Digital Microwave Corp..................      18,052,188
   *383,600  MGC Communications, Inc.................      22,992,025
   *304,100  Primus Telecommunications Group, Inc....       7,564,488
   *171,900  Rural Cellular Corp., Class A...........      13,161,094
   *127,300  SBA Communications Corp.................       6,611,644
    *67,000  SonicWall, Inc..........................       5,900,188
   *372,900  Spectrasite Holdings, Inc...............      10,581,038
   *-92,900  Tecnomen Oyj............................         801,476
   *600,800  US Unwired Inc., Class A................       7,810,400
    *18,600  Westell Technologies, Inc., Class A.....         279,000
                                                       --------------
                                                          131,729,954
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 1.4%
   *836,000  Splash Technology Holdings, Inc.........       6,583,500
   *291,200  Visual Networks, Inc....................       8,299,200
                                                       --------------
                                                           14,882,700
                                                       --------------
             CONSTRUCTION -- 1.2%
   *241,500  Quanta Services, Inc....................      13,282,500
                                                       --------------
             DRUGS -- 3.1%
   *249,503  Gilead Sciences, Inc....................      17,745,901
   *122,700  Lynx Therapeutics, Inc..................       5,835,919
     *8,340  MediGene AG.............................         543,635
    *50,100  Myriad Genetics, Inc....................       7,418,714
    *45,200  Visible Genetics, Inc...................       2,039,650
                                                       --------------
                                                           33,583,819
                                                       --------------
             ELECTRICAL EQUIPMENT -- 3.0%
    *41,800  Capstone Turbine Corp...................       1,883,613
   *112,000  Newport Corp............................      12,026,000
    257,600  Veeco Instruments, Inc..................      18,869,200
                                                       --------------
                                                           32,778,813
                                                       --------------
             ELECTRONICS -- 11.2%
    *74,800  Alliance Semiconductor Corp.............       1,837,275
   *376,000  ASM International N.V...................       9,964,000
   *153,000  Burr-Brown Corp.........................      13,263,175
   *164,600  Emcore Corp.............................      19,752,000
   *160,100  GSI Lumonics, Inc.......................       5,623,513
   *310,000  International Rectifier Corp............      17,360,000
    210,500  Methode Electronics, Inc., Class A......       8,130,563
   *177,700  Plexus Corp.............................      20,080,100
   *255,200  REMEC, Inc..............................      10,686,500
   *154,900  Supertex, Inc...........................       7,783,725
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           ELECTRONICS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
   *217,400  Telcom Semiconductors, Inc..............  $    8,709,588
                                                       --------------
                                                          123,190,439
                                                       --------------
             ENERGY & SERVICES -- 4.0%
    770,500  Cross Timbers Oil Co....................      17,047,313
   *439,900  Hanover Compressor Co...................      16,716,200
   *429,875  Varco International, Inc................       9,994,594
                                                       --------------
                                                           43,758,107
                                                       --------------
             FINANCIAL SERVICES -- 4.8%
    393,200  Annuity & Life Re (Holdings), Ltd.......       9,633,400
   *338,900  Investment Technology Group, Inc........      13,386,550
    313,400  Legg Mason, Inc.........................      15,670,000
    302,700  People's Bank...........................       5,562,113
   *156,500  Trigon Healthcare, Inc..................       8,069,531
                                                       --------------
                                                           52,321,594
                                                       --------------
             HEALTH SERVICES -- 3.1%
 *1,625,100  Caremark Rx, Inc........................      11,070,994
   *203,900  Express Scripts, Inc., Class A..........      12,667,288
   *816,100  Foundation Health Systems, Inc.,
              Class A................................      10,609,300
                                                       --------------
                                                           34,347,582
                                                       --------------
             MACHINERY -- 1.9%
   *335,200  Brooks Automation, Inc..................      21,431,851
                                                       --------------
             MEDIA & ENTERTAINMENT -- 2.2%
   *503,300  Cumulus Media, Inc., Class A............       4,592,613
    248,000  Pegasus Communications Corp., Class A..       12,167,500
   *839,100  Regent Communications, Inc..............       7,211,016
                                                       --------------
                                                           23,971,129
                                                       --------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 0.2%
    360,400  Omnicare, Inc...........................       3,266,125
                                                       --------------
             METALS, MINERALS & MINING -- 2.6%
    872,000  Minas Buenaventura ADR, Class B.........      15,096,500
   *479,500  Stillwater Mining Co....................      13,366,063
                                                       --------------
                                                           28,462,563
                                                       --------------
             REAL ESTATE -- 1.7%
    365,600  Liberty Property Trust (REIT)...........       9,482,750
    386,600  Reckson Associates Realty Corp. (REIT)..       9,181,750
                                                       --------------
                                                           18,664,500
                                                       --------------
             RESEARCH & TESTING FACILITIES -- 5.1%
    *80,100  Aurora Biosciences Corp.................       5,461,819
   *297,600  Gene Logic, Inc.........................      10,620,600
   *434,500  Quest Diagnostics, Inc..................      32,478,875
   *159,600  Sequenom, Inc...........................       7,241,850
                                                       --------------
                                                           55,803,144
                                                       --------------
             RETAIL -- 4.2%
    321,600  Applebee's International, Inc...........       9,748,500
   *397,050  Cheesecake Factory, Inc. (The)..........      10,918,875
   *445,250  Pacific Sunwear of California, Inc......       8,348,438
   *257,500  Whole Foods Market, Inc.................      10,637,969
   *217,200  Williams-Sonoma, Inc....................       7,045,425
                                                       --------------
                                                           46,699,207
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-4 _____________________________________

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
             SOFTWARE & SERVICES -- 17.4%
   *551,900  Affiliated Computer Services, Inc.,
              Class A................................  $   18,247,194
   *880,000  Brio Technology, Inc....................      18,645,000
   *389,200  Cognos, Inc.............................      16,103,150
   *296,100  Documentum, Inc.........................      26,463,938
   *230,000  Macromedia, Inc.........................      22,238,125
   *317,200  Mercator Software, Inc..................      21,807,500
   *483,000  Novadigm, Inc...........................       9,539,250
   *531,800  Peregrine Systems, Inc..................      18,446,813
   *336,300  Remedy Corp.............................      18,748,725
   *429,400  Verity, Inc.............................      16,317,200
    *88,700  WatchGuard Technologies, Inc............       4,872,956
                                                       --------------
                                                          191,429,851
                                                       --------------
             TRANSPORTATION -- 6.6%
   *484,100  Atlas Air, Inc..........................      17,367,088
    142,800  Robinson (C.H.) Worldwide, Inc..........       7,068,600
   *379,300  Ryanair Holdings PLC ADR................      13,844,450
    506,700  SkyWest, Inc............................      18,779,569
 *1,134,000  Swift Transportation Co., Inc...........      15,876,000
                                                       --------------
                                                           72,935,707
                                                       --------------
             Total common stocks.....................  $1,005,545,786
                                                       ==============
                              PRINCIPAL
                               AMOUNT
---------------------------------------------------------------------
SHORT-TERM SECURITIES -- 7.3%
             REPURCHASE AGREEMENT -- 7.3%
$80,624,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $80,668,330
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $   80,624,000
                                                       --------------
             Total short-term securities.............  $   80,624,000
                                                       --------------


DIVERSIFICATION OF NET ASSETS:
Total common stocks
 (cost $892,170,011)....................   91.4% $1,005,545,786
Total short-term securities
 (cost $80,624,000).....................    7.3     80,624,000
                                          -----  -------------
Total investment in securities
 (total cost $972,794,011)..............   98.7  1,086,169,786
Cash, receivables and other assets......    3.6     39,531,670
Securities lending collateral...........   18.2    199,894,731
Payable for securities purchased........   (2.2)   (24,290,926)
Payable for fund shares redeemed........   (0.1)      (544,307)
Securities lending collateral payable to
 brokers................................  (18.2)  (199,894,731)
Other liabilities.......................   (0.0)        (1,807)
                                          -----  -------------
Net assets..............................  100.0% $1,100,864,416
                                          =====  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000,000 shares authorized; 547,503,658
 shares outstanding............................  $  54,750,366
Capital surplus................................    844,745,938
Accumulated net investment loss................     (1,029,598)
Accumulated undistributed net realized gain on
 investments...................................     89,018,325
Unrealized appreciation of investments.........    113,375,766
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w..............         17,873
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............        (14,254)
                                                 -------------
Net assets.....................................  $1,100,864,416
                                                 =============

Class IA
Net asset value per share
 ($1,073,047,826  DIVIDED BY 533,648,115 shares
 outstanding) (1,125,000,000 shares authorized).......  $2.01
                                                        ====
Class IB
Net asset value per share ($27,816,590  DIVIDED BY
 13,855,543 shares outstanding) (375,000,000 shares
 authorized)..........................................  $2.01
                                                        ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $801,476 or 0.1% of net assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                           TOTAL       CONTRACT   DELIVERY    UNREALIZED
DESCRIPTION             MARKET VALUE    AMOUNT      DATE     APPRECIATION
-----------             ------------   --------   --------   -------------
EURO (Buy)                $335,774     $334,475   07/03/00      $ 1,299
EURO (Buy)                 756,949     740,375    07/03/00       16,574
                                                                -------
                                                                $17,873
                                                                =======

_____________________________________ MF-5 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 89.3%
              APPAREL & TEXTILE -- 0.4%
     374,200  Gucci Group NV..........................  $   35,455,450
                                                        --------------
              BUSINESS SERVICES -- 2.6%
  *1,390,750  Concord EFS, Inc........................      36,159,500
    *985,000  Critical Path, Inc......................      57,437,813
    *821,200  eBay, Inc...............................      44,601,425
   2,550,000  Manpower, Inc...........................      81,600,000
  *1,500,000  United Rentals (North America), Inc.....      25,687,500
                                                        --------------
                                                           245,486,238
                                                        --------------
              CHEMICALS -- 3.6%
   2,589,300  Dow Chemical Co. (The)..................      78,164,494
   5,100,000  Pharmacia Corp..........................     263,606,250
                                                        --------------
                                                           341,770,744
                                                        --------------
              COMMUNICATIONS -- 6.4%
  *2,000,000  American Tower Corp., Class A...........      83,375,000
   1,300,000  AT&T Corp...............................      41,112,500
   2,225,600  Broadwing, Inc..........................      57,726,500
    *825,000  Crown Castle International Corp.........      30,112,500
  *2,534,800  Global Crossing Ltd.....................      66,696,923
  *2,000,000  Intermedia Communications, Inc..........      59,500,000
  *1,617,500  Phone.com, Inc..........................     105,339,688
   4,000,000  Portugal Telecom S.A. ADR...............      45,000,000
  *1,000,000  Teligent, Inc., Class A.................      23,625,000
  *1,900,000  Worldcom, Inc...........................      87,162,500
                                                        --------------
                                                           599,650,611
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.6%
    *900,000  Cisco Systems, Inc......................      57,206,250
  *3,000,000  Maxtor Corp.............................      31,687,500
  *2,500,000  Solectron Corp..........................     104,687,500
   2,700,000  Symbol Technologies, Inc................     145,800,000
                                                        --------------
                                                           339,381,250
                                                        --------------
              CONSUMER DURABLES -- 0.5%
   1,650,000  Grainger (W.W.), Inc....................      50,840,625
                                                        --------------
              CONSUMER NON-DURABLES -- 3.0%
   4,100,000  McKesson HBOC, Inc......................      85,843,750
   2,314,100  Procter & Gamble Co. (The)..............     132,482,225
  *5,100,000  Smurfit-Stone Container Corp............      65,662,500
                                                        --------------
                                                           283,988,475
                                                        --------------
              DRUGS -- 5.6%
   1,600,000  American Home Products Corp.............      94,000,000
   2,865,700  AstraZeneca Group PLC...................     133,882,428
      37,000  Fujisawa Pharmaceutical Co..............       1,500,262
  *2,000,000  Genzyme Corp............................     118,875,000
    *990,000  Gilead Sciences, Inc....................      70,413,750
  *2,130,800  Immunex Corp............................     105,341,425
                                                        --------------
                                                           524,012,865
                                                        --------------
              ELECTRICAL EQUIPMENT -- 1.2%
  *1,500,000  Credence Systems Corp...................      82,781,250
    *934,900  Ionics, Inc.............................      28,631,313
                                                        --------------
                                                           111,412,563
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              ELECTRONICS -- 8.5%
  *1,700,000  Analog Devices, Inc.....................  $  129,200,000
    *843,600  JDS Uniphase Corp.......................     101,126,550
   3,600,000  Koninklijke Philips Electronics N.V.
               ADR, NY Shares.........................     171,000,000
  *2,350,000  Micron Technology, Inc..................     206,946,875
     136,670  Samsung Electronics.....................      45,230,280
     550,000  Siemens AG..............................      82,668,715
  *1,600,000  UCAR International, Inc.................      20,900,000
  *1,216,300  Vishay Intertechnology, Inc.............      46,143,381
                                                        --------------
                                                           803,215,801
                                                        --------------
              ENERGY & SERVICES -- 5.0%
   1,765,600  Exxon Mobil Corp........................     138,599,600
    *541,800  R&B Falcon Corp.........................      12,766,163
   1,094,500  Repsol YPF S.A. ADR.....................      21,684,781
   6,200,000  Suncor Energy, Inc......................     144,537,500
   1,691,570  Transocean Sedco Forex, Inc.............      90,393,272
   2,891,300  Union Pacific Resources Group, Inc......      63,608,600
                                                        --------------
                                                           471,589,916
                                                        --------------
              FINANCIAL SERVICES -- 9.5%
   3,564,200  Ace Ltd.................................      99,797,600
   1,500,000  Bank One Corp...........................      39,843,750
   1,573,900  Citigroup, Inc..........................      94,827,475
   1,436,440  Fleet Boston Financial Corp.............      48,838,960
   2,900,000  Heller Financial, Inc., Class A.........      59,450,000
   1,065,500  Legg Mason, Inc.........................      53,275,000
     900,000  Marsh & McLennan Cos., Inc..............      93,993,750
   2,200,000  MBIA, Inc...............................     106,012,500
  *2,645,900  MetLife, Inc............................      55,729,269
   1,700,000  Morgan Stanley Dean Witter & Co.........     141,525,000
   1,300,000  UnitedHealth Group, Inc.................     111,475,000
                                                        --------------
                                                           904,768,304
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 2.0%
   1,905,000  Philip Morris Co., Inc..................      50,601,563
     963,000  Reynolds (R.J) Tobacco Holdings, Inc....      26,903,813
   5,584,800  Sara Lee Corp...........................     107,856,450
                                                        --------------
                                                           185,361,826
                                                        --------------
              HEALTH SERVICES -- 0.7%
   2,100,000  HCA Healthcare Corp.....................      63,787,500
                                                        --------------
              HOTELS & GAMING -- 0.7%
   2,028,100  Starwood Hotels & Resorts
               Worldwide, Inc.........................      66,040,006
                                                        --------------
              MACHINERY -- 0.3%
  *2,000,000  Terex Corp..............................      28,250,000
                                                        --------------
              MEDIA & ENTERTAINMENT -- 4.5%
  *1,000,000  AMFM, Inc...............................      69,000,000
  *1,084,300  AT&T - Liberty Media Group, Class A.....      26,294,275
   3,000,000  Dai Nippon Printing Co., Ltd............      52,995,465
  *4,084,300  Rogers Communications, Inc., Class B....     116,402,550
     900,000  Seagram Company Ltd. (The)..............      52,200,000
  *1,251,200  SFX Entertainment, Inc., Class A........      56,695,000
  *1,600,000  TV Guide, Inc...........................      54,800,000
                                                        --------------
                                                           428,387,290
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-6 _____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.5%
     910,200  Bausch & Lomb, Inc......................  $   70,426,725
   4,500,000  Becton, Dickinson & Co..................     129,093,750
  *1,500,000  Boston Scientific Corp..................      32,906,250
                                                        --------------
                                                           232,426,725
                                                        --------------
              METALS, MINERALS &
              MINING -- 3.1%
   2,785,900  Alcan Aluminum Ltd......................      86,362,900
   2,501,000  AngloGold Ltd. ADR......................      51,426,813
   1,500,000  Engelhard Corp..........................      25,593,750
  *4,600,000  Freeport-McMoRan Copper & Gold, Inc.,
               Class B................................      42,550,000
   2,204,800  General Cable Corp......................      17,914,000
   1,550,200  Precision Castparts Corp................      70,146,550
                                                        --------------
                                                           293,994,013
                                                        --------------
              REAL ESTATE -- 1.1%
  *1,315,000  Beacon Capital Partners, Inc. (REIT)....      17,095,000
   1,000,000  Boston Properties, Inc. (REIT)..........      38,625,000
  *2,794,400  Security Capital Group, Inc.,
               Class B................................      47,504,800
                                                        --------------
                                                           103,224,800
                                                        --------------
              RESEARCH & TESTING
              FACILITIES -- 0.2%
  *1,633,300  Quintiles Transnational Corp............      23,070,363
                                                        --------------
              RETAIL -- 0.8%
  *1,500,000  Cheesecake Factory, Inc. (The)..........      41,250,000
   1,853,190  Hennes & Mauritz AB.....................      38,877,853
                                                        --------------
                                                            80,127,853
                                                        --------------
              RUBBER & PLASTICS PRODUCTS -- 0.3%
     711,500  NIKE, Inc., Class B.....................      28,326,594
                                                        --------------
              SOFTWARE & SERVICES -- 14.5%
  *2,400,000  3Com Corp...............................     138,300,000
  *1,850,000  America Online, Inc.....................      97,587,500
  *1,476,400  Avant! Corp.............................      27,659,431
  *1,800,000  BMC Software, Inc.......................      65,671,875
  *2,500,000  Cabletron Systems, Inc..................      63,125,000
  *1,589,200  China Unicom Ltd. ADR...................      33,770,500
  *1,055,000  Cognex Corp.............................      54,596,250
  *2,000,000  Cognos, Inc.............................      82,750,000
   1,200,300  Comdisco, Inc...........................      26,781,694
     765,400  Electronic Data Systems Corp............      31,572,750
   2,300,000  First Data Corp.........................     114,137,500
    *350,000  Genuity, Inc............................       3,204,688
    *420,000  Healtheon/WebMD Corp....................       6,221,250
    *799,100  Intuit, Inc.............................      33,062,763
  *1,300,000  LookSmart, Ltd..........................      24,050,000
  *1,900,000  Rational Software Corp..................     176,581,250
  *1,476,400  VeriSign, Inc...........................     260,584,600
  *2,599,400  Vignette Corp...........................     135,209,412
                                                        --------------
                                                         1,374,866,463
                                                        --------------
              TRANSPORTATION -- 3.5%
  *2,633,000  AMR Corp................................      69,609,938
   1,600,000  Canadian Pacific Ltd....................      41,900,000
   3,000,000  Delphi Automotive Systems Corp..........      43,687,500
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   1,781,200  Northrop Grumman Corp...................  $  118,004,500
   1,140,000  USFreightways Corp......................      28,001,250
   2,154,000  Werner Enterprises, Inc.................      24,905,625
                                                        --------------
                                                           326,108,813
                                                        --------------
              UTILITIES -- 5.1%
  *5,325,900  Calpine Corp............................     350,177,925
   2,091,900  CMS Energy Corp.........................      46,283,288
   4,200,000  Waste Management, Inc...................      79,800,000
                                                        --------------
                                                           476,261,213
                                                        --------------
              Total common stocks.....................  $8,421,806,301
                                                        ==============
CONVERTIBLE PREFERRED STOCKS -- 0.1%
              HOTELS & GAMING -- 0.1%
     -62,427  Wyndham International, Inc., Class B....  $    6,116,315
                                                        --------------
              Total convertible preferred stocks......  $    6,116,315
                                                        ==============
VOTING TRUSTS -- 0.0%
              COMMUNICATIONS -- 0.0%
   *-234,525  Cypress Communications, Inc.............  $    1,530,273
                                                        --------------
              SOFTWARE & SERVICES -- 0.0%
    *-72,315  Internap Network Services Corp..........       2,701,978
                                                        --------------
              Total voting trusts.....................  $    4,232,251
                                                        ==============
                              PRINCIPAL
                                AMOUNT
----------------------------------------------------------------------
SHORT-TERM SECURITIES -- 9.3%
              REPURCHASE AGREEMENT -- 9.3%
$879,472,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $879,955,570
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718 U.S.
              Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  879,472,000
                                                        --------------
              Total short-term securities.............  $  879,472,000
                                                        ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,784,936,353)....    89.3%  $8,421,806,301
Total convertible preferred stocks (cost
 $5,711,961).................................     0.1       6,116,315
Total voting trusts (cost $1,432,036)........     0.0       4,232,251
Total short-term securities (cost
 $879,472,000)...............................     9.3     879,472,000
                                               ------   -------------
Total investment in securities (total cost
 $7,671,552,350).............................    98.7   9,311,626,867
Cash, receivables and other assets...........     2.3     219,181,562
Securities lending collateral................     8.4     790,421,193
Payable for securities purchased.............    (1.0)    (99,323,694)
Payable for fund shares redeemed.............    (0.0)     (1,679,031)
Securities lending collateral payable to
 brokers.....................................    (8.4)   (790,421,193)
Other liabilities............................    (0.0)       (301,766)
                                               ------   -------------
Net assets...................................   100.0%  $9,429,503,938
                                               ======   =============

_____________________________________ MF-7 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,587,054,220
 shares outstanding.................................   $ 158,705,422
Capital surplus.....................................   6,086,243,577
Accumulated undistributed net investment income.....      28,097,122
Accumulated undistributed net realized gain on
 investments........................................   1,516,523,055
Unrealized appreciation of investments..............   1,640,075,682
Unrealized appreciation of forward foreign currency
 contracts (See Note 2)w............................          28,861
Unrealized depreciation of other assets and
 liabilities in foreign currencies..................        (169,781)
                                                       -------------
Net assets..........................................   $9,429,503,938
                                                       =============

Class IA
Net asset value per share ($9,370,818,719  DIVIDED BY
 1,577,172,355 shares outstanding) (2,250,000,000 shares
 authorized)..................................................  $5.94
                                                                ====
Class IB
Net asset value per share ($58,685,219  DIVIDED BY 9,881,865 shares outstanding) (750,000,000 shares authorized)..........  $5.94
                                                                ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $10,348,566 or 0.1% of net assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
Japanese Yen (Sell)      $4,038,913    $4,072,497   07/05/00      $ 33,584
Japanese Yen (Sell)       7,101,489     7,083,012   07/05/00       (18,477)
Japanese Yen (Sell)       5,961,935     5,975,689   07/03/00        13,754
                                                                  --------
                                                                  $ 28,861
                                                                  ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-8 _____________________________________

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 98.6%
             AEROSPACE & DEFENSE -- 0.8%
   *280,100  SCI Systems, Inc........................  $   10,976,419
                                                       --------------
             APPAREL & TEXTILE -- 0.3%
    121,100  Liz Claiborne, Inc......................       4,268,775
                                                       --------------
             BUSINESS SERVICES -- 6.4%
    167,700  Cintas Corp.............................       6,152,494
   *409,300  Convergys Corp..........................      21,232,438
    *83,800  Critical Path, Inc......................       4,886,588
   *476,050  Iron Mountain, Inc......................      16,185,700
   *185,600  Lamar Advertising Co., Class A..........       8,038,800
    899,500  Manpower, Inc...........................      28,784,000
                                                       --------------
                                                           85,280,020
                                                       --------------
             CHEMICALS -- 0.9%
    251,900  Eastman Chemical Co.....................      12,028,225
                                                       --------------
             COMMUNICATIONS -- 7.3%
   *830,200  American Tower Corp., Class A...........      34,608,963
    *58,600  Crown Castle International Corp.........       2,138,900
 *1,017,900  McLeodUSA, Inc., Class A................      21,057,806
   *440,900  Nextel Partners, Inc....................      14,356,806
   *197,200  RCN Corp................................       5,003,950
   *251,000  TeleCorp PCS, Inc.......................      10,118,438
   *181,800  Western Wireless Corp., Class A.........       9,908,100
                                                       --------------
                                                           97,192,963
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 2.1%
   *320,300  Handspring, Inc.........................       8,648,100
   *404,100  Jabil Circuit, Inc......................      20,053,463
                                                       --------------
                                                           28,701,563
                                                       --------------
             CONSUMER DURABLES -- 1.1%
    545,900  Herman Miller, Inc......................      14,125,163
                                                       --------------
             CONSUMER NON-DURABLES -- 0.8%
    536,000  McKesson HBOC, Inc......................      11,222,500
                                                       --------------
             DRUGS -- 5.2%
   *173,200  Forest Laboratories, Inc................      17,493,200
   *214,200  Gilead Sciences, Inc....................      15,234,975
   *102,900  IDEC Pharmaceuticals Corp...............      12,071,456
   *503,100  Immunex Corp............................      24,872,006
                                                       --------------
                                                           69,671,637
                                                       --------------
             EDUCATION -- 0.9%
   *465,800  DeVry, Inc..............................      12,314,588
                                                       --------------
             ELECTRICAL EQUIPMENT -- 5.2%
    259,500  Danaher Corp............................      12,829,031
    211,900  Tektronix, Inc..........................      15,680,600
   *177,400  Teradyne, Inc...........................      13,038,900
   *125,100  Waters Corp.............................      15,614,041
    268,000  White Electronic Designs Corp...........      11,825,500
                                                       --------------
                                                           68,988,072
                                                       --------------
             ELECTRONICS -- 8.1%
   *176,820  Analog Devices, Inc.....................      13,438,320
   *360,000  Flextronics International Ltd...........      24,727,500
    *93,200  Lattice Semiconductor Corp..............       6,442,450
     70,900  Molex, Inc., Class A....................       2,481,500
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           ELECTRONICS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
   *271,000  Novellus Systems, Inc...................  $   15,328,438
    *85,600  Rambus, Inc.............................       8,816,800
   *348,200  Sanmina Corp............................      29,771,100
    *98,700  Vitesse Semiconductor Corp..............       7,260,619
                                                       --------------
                                                          108,266,727
                                                       --------------
             ENERGY & SERVICES -- 8.5%
    432,900  Anadarko Petroleum Corp.................      21,347,381
   *456,400  Global Marine, Inc......................      12,864,775
   *224,200  Nabors Industries, Inc..................       9,318,313
 *1,223,800  R&B Falcon Corp.........................      28,835,781
    625,900  Suncor Energy, Inc......................      14,591,294
    495,700  Transocean Sedco Forex, Inc.............      26,488,969
                                                       --------------
                                                          113,446,513
                                                       --------------
             FINANCIAL SERVICES -- 5.8%
  1,056,900  Ace Ltd.................................      29,593,200
    247,096  Legg Mason, Inc.........................      12,354,800
    284,000  MBIA, Inc...............................      13,685,250
    204,100  State Street Corp.......................      21,647,356
                                                       --------------
                                                           77,280,606
                                                       --------------
             FOREST & PAPER PRODUCTS -- 1.0%
  1,418,500  Abitibi-Consolidated, Inc...............      13,298,438
                                                       --------------
             HEALTH SERVICES -- 3.2%
 *1,008,500  Health Management Associates, Inc.,           13,173,531
              Class A................................
   *108,100  Human Genome Sciences, Inc..............      14,417,838
   *565,300  Tenet Healthcare Corp...................      15,263,100
                                                       --------------
                                                           42,854,469
                                                       --------------
             HOTELS & GAMING -- 0.9%
    361,400  Starwood Hotels & Resorts                     11,768,088
              Worldwide, Inc.........................
                                                       --------------
             MACHINERY -- 2.0%
   *258,700  Grant Prideco, Inc......................       6,467,500
     60,300  Harris Corp.............................       1,974,825
   *310,000  Lam Research Corp.......................      11,625,000
    *85,800  Smith International, Inc................       6,247,313
                                                       --------------
                                                           26,314,638
                                                       --------------
             MEDIA & ENTERTAINMENT -- 4.9%
   *343,000  Adelphia Communications Corp.,                16,078,125
              Class A................................
   *152,500  Allegiance Telecom, Inc.................       9,760,000
    370,400  Pegasus Communications Corp., Class A..       18,172,750
    289,800  Scripps (E.W.) Co. (The), Class A.......      14,272,650
    *69,700  Univision Communications, Inc.,                7,213,950
              Class A................................
                                                       --------------
                                                           65,497,475
                                                       --------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 3.2%
    227,600  Becton, Dickinson & Co..................       6,529,275
    567,700  Biomet, Inc.............................      21,820,969
   *319,600  St. Jude Medical, Inc...................      14,661,650
                                                       --------------
                                                           43,011,894
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-9 _____________________________________

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
             METALS, MINERALS & MINING -- 0.9%
    279,000  Vulcan Materials Co.....................  $   11,909,813
                                                       --------------
             RESEARCH & TESTING FACILITIES -- 1.2%
   *209,200  Quest Diagnostics, Inc..................      15,637,700
                                                       --------------
             RETAIL -- 6.8%
  1,617,568  Dollar General Corp.....................      31,542,576
    556,700  Family Dollar Stores, Inc...............      10,890,444
  1,105,040  Intimate Brands, Inc., Class A..........      21,824,540
    351,100  RadioShack Corp.........................      16,633,363
   *272,300  Starbucks Corp..........................      10,398,456
                                                       --------------
                                                           91,289,379
                                                       --------------
             RUBBER & PLASTICS PRODUCTS -- 1.9%
   *356,600  Sealed Air Corp.........................      18,676,925
   *160,700  Weatherford International, Inc..........       6,397,869
                                                       --------------
                                                           25,074,794
                                                       --------------
             SOFTWARE & SERVICES -- 16.1%
   *264,900  Affiliated Computer Services, Inc.,            8,758,256
              Class A................................
 *1,080,200  Cabletron Systems, Inc..................      27,275,050
 *1,160,700  Cadence Design Systems, Inc.............      23,649,263
 *1,318,910  Ceridian Corp...........................      31,736,272
 *1,379,000  Gartner Group, Inc., Class A............      16,548,000
   *220,400  HomeStore.com, Inc......................       6,432,925
   *444,200  Intuit, Inc.............................      18,378,775
   *363,800  Keane, Inc..............................       7,867,175
    *52,100  Macromedia, Inc.........................       5,037,419
   *331,700  Rational Software Corp..................      30,827,369
   *126,840  VeriSign, Inc...........................      22,387,260
   *299,300  Vignette Corp...........................      15,568,277
                                                       --------------
                                                          214,466,041
                                                       --------------
             TRANSPORTATION -- 2.3%
   *336,000  Ryanair Holdings PLC ADR................      12,264,000
    991,127  Southwest Airlines Co...................      18,769,468
                                                       --------------
                                                           31,033,468
                                                       --------------
             UTILITIES -- 0.8%
   *171,200  Calpine Corp............................      11,256,400
                                                       --------------
             Total common stocks.....................  $1,317,176,368
                                                       ==============
                              PRINCIPAL
                               AMOUNT
---------------------------------------------------------------------
SHORT-TERM SECURITIES -- 3.0%
             REPURCHASE AGREEMENT -- 3.0%
$39,950,000  Interest in $2,066,447,000 joint          $   39,950,000
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $39,971,966
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................
                                                       --------------
             Total short-term securities.............  $   39,950,000
                                                       ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,158,647,824)........................    98.6% $1,317,176,368
Total short-term securities (cost
 $39,950,000)...........................     3.0     39,950,000
                                          ------  -------------
Total investment in securities (total
 cost $1,198,597,824)...................   101.6  1,357,126,368
Cash, receivables and other assets......     0.7      9,789,643
Securities lending collateral...........    25.3    338,262,039
Payable for securities purchased........    (2.3)   (30,959,053)
Payable for fund shares redeemed........    (0.0)      (138,148)
Securities lending collateral payable to
 brokers................................   (25.3)  (338,262,039)
Other liabilities.......................    (0.0)       (28,712)
                                          ------  -------------
Net assets..............................   100.0% $1,335,790,098
                                          ======  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per
 share; 2,000,000,000 shares authorized;
 562,307,024 shares outstanding.........          $  56,230,702
Capital surplus.........................          1,006,306,941
Accumulated net investment loss.........             (1,047,402)
Accumulated undistributed net realized
 gain on investments....................            115,771,313
Unrealized appreciation of
 investments............................            158,528,544
                                                  -------------
Net assets..............................          $1,335,790,098
                                                  =============

Class IA
  Net asset value per share
   ($1,325,025,406  DIVIDED BY
   557,770,343 shares outstanding)
   (1,500,000,000 shares authorized)....          $2.38
                                                  ====
Class IB
  Net asset value per share
   ($10,764,692  DIVIDED BY 4,536,681
   shares outstanding) (500,000,000
   shares authorized)...................          $2.37
                                                  ====

  *  Non-income producing during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-10 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 91.8%
              AUSTRALIA -- 1.0%
     300,900  News Corp., Ltd. ADR (Media &
               Entertainment).........................  $   16,399,050
                                                        --------------
              BELGIUM -- 1.0%
      13,000  Compagnie Luxembourgeoise pour
               l'Audio-Visuel et la Finance
               (Audiofina) (Media & Entertainment)....       1,682,324
     303,600  Lernout & Hauspie Speech Products N.V.
               (Electronics)..........................      13,377,375
                                                        --------------
                                                            15,059,699
                                                        --------------
              CANADA -- 2.0%
     382,000  Alcan Aluminum Ltd. (Metals, Minerals &
               Mining)................................      11,859,591
      39,000  Nortel Networks Corp.
               (Communications).......................       2,703,234
     240,600  Nortel Networks Holdings Corp.
               (Communications).......................      16,420,950
                                                        --------------
                                                            30,983,775
                                                        --------------
              CHINA -- 1.3%
      32,700  China Mobile (Hong Kong) Ltd.
               (Communications).......................       5,814,469
     367,300  China Unicom Ltd. ADR (Software &
               Services)..............................       7,805,125
     311,500  PetroChina Co., Ltd. (Energy &
               Services)..............................       6,522,031
                                                        --------------
                                                            20,141,625
                                                        --------------
              FINLAND -- 2.2%
     521,588  Nokia Oyj (Communications)..............      26,724,386
     291,934  UPM-Kymmene Group (Forest & Paper
               Products)..............................       7,275,963
                                                        --------------
                                                            34,000,349
                                                        --------------
              FRANCE -- 13.0%
      93,940  Air Liquids S.A. (Chemicals)............      12,300,810
     314,300  Alcatel (Communications)................      20,698,247
     478,592  Aventis S.A. (Drugs)....................      35,073,198
     134,300  AXA (Financial Services)................      21,241,853
     172,871  BNP Paribas (Financial Services)........      16,703,794
      34,852  Canal Plus (Media & Entertainment)......       5,879,939
      32,200  Castorama Dubois Investissement S.A.
               (Retail)...............................       7,994,441
      47,600  France Telecom S.A. (Communications)....       6,680,062
      10,100  L'Oreal (Consumer Non-Durables).........       8,781,346
      89,600  Pinault-Printemps - Redoute S.A.
               (Retail)...............................      19,986,504
      33,796  Thomson Multimedia (Media &
               Entertainment).........................       2,196,481
     228,930  Total Fina S.A., B Shares (Energy &
               Services)..............................      35,243,635
     135,600  Vivendi S.A. (Media & Entertainment)....      12,017,083
                                                        --------------
                                                           204,797,393
                                                        --------------
              GERMANY -- 6.8%
     363,369  BASF AG (Chemicals).....................      14,803,665
     368,000  Bayerische Motoren Werke (BMW) AG
               (Transportation).......................      11,253,068
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            GERMANY -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     158,000  Deutsche Bank AG (Financial Services)...  $   13,260,066
      89,700  Infineon Technologies AG (Software &
               Services)..............................       7,343,156
     163,192  Linde AG (Machinery)....................       6,617,161
     340,600  RWE AG (Utilities)......................      11,606,912
      15,234  SAP AG (Software & Services)............       2,859,296
     265,491  Siemens AG (Electronics)................      39,905,091
                                                        --------------
                                                           107,648,415
                                                        --------------
              HONG KONG -- 1.6%
   1,099,000  Cheung Kong (Holdings) Ltd. (Real
               Estate)................................      12,160,147
   3,240,000  Hong Kong Telecommunications
               (Communications).......................       7,128,385
     825,000  Sun Hung Kai Properties (Real Estate)...       5,926,851
                                                        --------------
                                                            25,215,383
                                                        --------------
              INDIA -- 0.6%
     222,900  ICICI Ltd. (Financial Services).........       4,179,375
    -304,700  Videsh Sanchar Nigam Ltd.
               (Communications).......................       4,760,938
                                                        --------------
                                                             8,940,313
                                                        --------------
              IRELAND -- 0.3%
     593,944  Allied Irish Banks PLC (Financial
               Services)..............................       5,351,873
                                                        --------------
              ITALY -- 3.1%
     491,570  Mediaset S.p.A. (Media &
               Entertainment).........................       7,539,418
     822,800  San Paolo - IMI S.p.A. (Financial
               Services)..............................      14,662,435
   1,788,600  Telecom Italia Mobile S.p.A.
               (Communications).......................      18,345,495
     570,700  Telecom Italia S.p.A. (Communications)..       7,877,761
                                                        --------------
                                                            48,425,109
                                                        --------------
              JAPAN -- 18.7%
   1,070,000  Asahi Glass Co., Ltd. (Consumer
               Durables)..............................      11,984,234
     260,000  Canon, Inc. (Computers & Office
               Equipment).............................      12,975,241
     652,000  Dai Nippon Printing Co., Ltd. (Media &
               Entertainment).........................      11,517,681
     453,000  Fujisawa Pharmaceutical Co. (Drugs).....      18,368,075
     178,000  Hoya Corp. (Medical Instruments &
               Supplies)..............................      15,982,750
     170,500  Matsumotokiyoshi Co., Ltd. (Retail).....      17,919,972
      54,000  Matsushita Communication Industrial Co.,
               Ltd. (Communications)..................       6,318,625
     504,000  Minebea Co., Ltd. (Electronics).........       6,335,638
     769,000  Mitsubishi Electric Corp.
               (Electronics)..........................       8,344,040
      33,000  Murata Manufacturing Co., Ltd.
               (Electronics)..........................       4,747,191
     586,000  NEC Corp. (Electronics).................      18,443,783
     843,000  Nikko Securities Co., Ltd. (Financial
               Services)..............................       8,366,138
       1,588  Nippon Telegraph & Telephone Corp.
               (Communications).......................      21,163,026

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-11 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
         276  NTT Mobile Communication Network, Inc.
               (Media & Entertainment)................  $    7,486,850
     540,000  Omron Corp. (Electrical Equipment)......      14,699,224
     122,900  Promise Co., Ltd. (Financial Services)..       9,734,285
     832,000  Ricoh Co., Ltd. (Media &
               Entertainment).........................      17,654,191
      78,400  Softbank Corp. (Software & Services)....      10,670,548
      97,900  Sony Corp. (Media & Entertainment)......       9,160,645
     343,000  Takeda Chemical Industries Ltd.
               (Drugs)................................      22,563,762
   1,050,000  Tokyo Style Co., Ltd. (Apparel &
               Textile)...............................       9,924,244
   1,394,000  Toshiba Corp. (Computers & Office
               Equipment).............................      15,771,212
     102,100  Uni-Charm Corp. (Consumer Non-
               Durables)..............................       6,195,394
     174,000  Yamanouchi Pharmaceuticals Co., Ltd.
               (Drugs)................................       9,522,171
                                                        --------------
                                                           295,848,920
                                                        --------------
              MEXICO -- 1.2%
   4,744,200  Cifra S.A. de CV (Retail)...............      11,133,694
     158,300  Fomento Economico Mexicano S.A. de C.V.
               (Food, Beverage & Tobacco).............       6,816,794
      95,800  Grupo Financiero - Banacci (Financial
               Services)..............................         408,770
                                                        --------------
                                                            18,359,258
                                                        --------------
              NETHERLANDS -- 6.6%
     409,500  Aegon N.V. (Financial Services).........      14,630,048
      43,229  Heineken N.V. (Food, Beverage &
               Tobacco)...............................       2,641,726
     258,657  ING Groep N.V. (Financial Services).....      17,554,559
      99,200  Koninklijke KPN N.V. (Communications)...       4,455,062
     525,204  Koninklijke Philips Electronics N.V.
               (Electronics)..........................      24,870,666
      59,800  Royal Dutch Petroleum Co. (NY)
               (Energy & Services)....................       3,681,438
     422,200  Royal Dutch Petroleum Co. (Energy &
               Services)..............................      26,347,030
      95,900  STMicroelectronics N.V. (Electronics)...       6,067,293
     150,000  United Pan-Europe Communications N.V.
               (Media & Entertainment)................       4,050,000
                                                        --------------
                                                           104,297,822
                                                        --------------
              SINGAPORE -- 0.6%
     894,600  Overseas-Chinese Banking Corp., Ltd.
               (Financial Services)...................       6,157,244
     722,886  Overseas Union Bank Ltd. (Financial
               Services)..............................       2,801,271
                                                        --------------
                                                             8,958,515
                                                        --------------
              SOUTH KOREA -- 2.0%
      53,160  Korea Telecom Corp. (Communications)....       4,681,944
      82,520  Korea Telecom Corp. ADR
               (Communications).......................       3,991,905
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            SOUTH KOREA -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      68,410  Samsung Electronics (Electronics).......  $   22,639,961
                                                        --------------
                                                            31,313,810
                                                        --------------
              SPAIN -- 5.6%
     353,500  Banco Popular Espanol S.A. (Financial
               Services)..............................      10,979,103
   1,972,400  Banco Santander Central Hispano S.A.
               (Financial Services)...................      20,892,466
     999,100  Endesa S.A. (Utilities).................      19,432,266
     150,900  Endesa S.A. ADR (Utilities).............       2,942,550
     -35,961  Groupo Prisa S.A. (Media &
               Entertainment).........................         837,665
     671,400  Repsol YPF S.A. (Energy & Services).....      13,418,990
     317,640  Telefonica S.A. (Communications)........      20,348,813
                                                        --------------
                                                            88,851,853
                                                        --------------
              SWEDEN -- 2.5%
   1,955,520  Skandinaviska Enskilda, Class A
               (Financial Services)...................      23,299,310
     811,440  Telefonaktiebolaet LM Ericsson AB
               (Communications).......................      16,144,193
                                                        --------------
                                                            39,443,503
                                                        --------------
              SWITZERLAND -- 3.1%
       4,840  Holderbank Financiere Glarus AG (Bearer)
               (Consumer Durables)....................       5,953,022
      17,879  Nestle S.A. (Food, Beverage &
               Tobacco)...............................      35,899,509
       4,900  Novartis AG (Drugs).....................       7,786,651
                                                        --------------
                                                            49,639,182
                                                        --------------
              THAILAND -- 0.4%
     115,500  Siam Cement Co. (Consumer Durables).....       2,167,260
   5,249,567  Siam Commercial Bank (Financial
               Services)..............................         615,479
   3,303,400  Thai Farmers Bank (Financial Services)..       2,779,241
                                                        --------------
                                                             5,561,980
                                                        --------------
              UNITED KINGDOM -- 18.1%
     984,800  Abbey National PLC (Financial
               Services)..............................      11,778,014
     549,300  AstraZeneca Group PLC ADR (Drugs).......      25,662,706
     587,000  Barclays PLC (Financial Services).......      14,574,004
   3,233,122  BP Amoco PLC (Energy & Services)........      31,031,894
   3,248,311  British Airways PLC (Transportation)....      18,699,232
   1,572,300  British American Tobacco PLC (Food,
               Beverage & Tobacco)....................      10,520,942
   1,045,827  Cable & Wireless PLC (Utilities)........      17,764,363
     374,779  COLT Telecom Group PLC
               (Communications).......................      12,453,938
     371,000  III Group PLC (Financial Services)......       7,616,063
   2,303,000  Invensys PLC (Electrical Equipment).....       8,637,828
     402,672  Lloyds TSB Group PLC (Financial
               Services)..............................       3,816,126
     752,500  Marconi PLC (Communications)............       9,780,110
   1,091,946  Prudential Corp. PLC (Financial
               Services)..............................      16,001,970
     825,045  Psion PLC GBP (Software & Services).....       7,950,107

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-12 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   4,005,500  Smith & Nephew PLC ADR (Medical
               Instruments & Supplies)................  $   14,553,415
     455,700  SmithKline Beecham PLC (Drugs)..........       5,988,192
     176,000  SmithKline Beecham PLC ADR, Class A
               (Drugs)................................      11,473,000
   1,317,370  Standard Chartered PLC (Financial
               Services)..............................      16,383,711
   1,699,700  Tomkins PLC (Food, Beverage &
               Tobacco)...............................       5,480,861
   7,687,555  Vodafone AirTouch PLC
               (Communications).......................      31,190,331
     789,400  Williams PLC (Business Services)........       4,571,150
                                                        --------------
                                                           285,927,957
                                                        --------------
              UNITED STATES OF AMERICA -- 0.3%
      85,100  Telefonos de Mexico S.A. ADR
               (Communications).......................       4,861,338
                                                        --------------
              Total common stocks.....................  $1,450,027,122
                                                        ==============
 PRINCIPAL
   AMOUNT
------------
FOREIGN/YANKEE BONDS & NOTES -- 2.4%
              FOREIGN GOVERNMENTS -- 2.4%
$ 39,210,000  Bundesschatzanweisungen
               3.25% due 09/15/00.....................  $   37,482,912
                                                        --------------
              Total foreign/yankee bonds & notes......  $   37,482,912
                                                        ==============
SHORT-TERM SECURITIES -- 6.5%
              REPURCHASE AGREEMENT -- 6.5%
$102,711,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $102,767,475
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718
              U.S.Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  102,711,000
                                                        --------------
              Total short-term securities.............  $  102,711,000
                                                        ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,284,826,807)......    91.8% $1,450,027,122
Total foreign/yankee bonds & notes (cost
 $35,451,385)..................................     2.4     37,482,912
Total short-term securities (cost
 $102,711,000).................................     6.5    102,711,000
                                                 ------  -------------
Total investment in securities (total cost
 $1,422,989,192)...............................   100.7  1,590,221,034
Cash, receivables and other assets.............     4.3     67,232,929
Securities lending collateral..................     9.1    144,256,076
Payable for securities purchased...............    (1.8)   (28,818,180)
Payable for fund shares redeemed...............    (3.1)   (48,790,923)
Securities lending collateral payable to
 brokers.......................................    (9.1)  (144,256,076)
Other liabilities..............................    (0.1)    (1,108,727)
                                                 ------  -------------
Net assets.....................................   100.0% $1,578,736,133
                                                 ======  =============



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,500,000,000 shares authorized; 1,009,100,177
 shares outstanding............................  $ 100,910,018

Capital surplus................................  1,171,109,090
Accumulated undistributed net investment
 income........................................      6,140,661
Accumulated undistributed net realized gain on
 investments...................................    133,752,617
Unrealized appreciation of investments.........    167,231,842
Unrealized depreciation of forward foreign
 currency contracts (See Note 2)w..............       (313,270)
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............        (94,825)
                                                 -------------
Net assets.....................................  $1,578,736,133
                                                 =============

Class IA
Net asset value per share ($1,567,313,276  DIVIDED BY
 1,001,794,038 shares outstanding) (1,875,000,000 shares
 authorized)............................................  $1.56
                                                          ====
Class IB
Net asset value per share ($11,422,857  DIVIDED BY
 7,306,139 shares outstanding) (625,000,000 shares
 authorized)............................................  $1.56
                                                          ====

DIVERSIFICATION BY INDUSTRY:
  Apparel & Textile............................     0.6% $   9,924,244
  Business Services............................     0.3      4,571,150
  Chemicals....................................     1.7     27,104,474
  Communications...............................    16.0    252,543,209
  Computers & Office Equipment.................     1.8     28,746,453
  Consumer Durables............................     1.3     20,104,515
  Consumer Non-Durables........................     0.9     14,976,740
  Drugs........................................     8.6    136,437,754
  Electrical Equipment.........................     1.5     23,337,051
  Electronics..................................     9.2    144,731,038
  Energy & Services............................     7.4    116,245,017
  Financial Services...........................    16.7    263,787,199
  Food, Beverage & Tobacco.....................     3.9     61,359,832
  Forest & Paper Products......................     0.5      7,275,963
  Machinery....................................     0.4      6,617,161
  Media & Entertainment........................     6.1     96,421,326
  Medical Instruments & Supplies...............     1.9     30,536,174
  Metals, Minerals & Mining....................     0.8     11,859,591
  Real Estate..................................     1.1     18,086,998
  Retail.......................................     3.6     57,034,610
  Software & Services..........................     2.3     36,628,231
  Transportation...............................     1.9     29,952,300
  Utilities....................................     3.3     51,746,092
                                                 ------  -------------
  Total common stocks..........................    91.8% $1,450,027,122
                                                 ======  =============

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $5,598,603 or 0.3% of net assets.

_____________________________________ MF-13 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)     $1,993,994    $1,992,086   07/05/00     $   1,908
British Pounds (Buy)      9,301,903     9,335,702   07/06/00       (33,799)
British Pounds (Sell)     2,132,126     2,110,580   07/03/00       (21,546)
British Pounds (Sell)     1,684,549     1,687,843   07/07/00         3,294
EURO (Buy)                3,142,898     3,136,213   07/31/00         6,685
EURO (Sell)               5,962,716     5,834,646   07/31/00      (128,070)
EURO (Sell)               6,029,201     5,916,056   07/03/00      (113,145)
EURO (Sell)               5,945,596     5,909,814   07/05/00       (35,782)
Japanese Yen (Buy)          187,677       188,110   07/03/00          (433)
Japanese Yen (Sell)       7,500,255     7,562,622   07/05/00        62,367
Swedish Krona (Sell)      9,806,063     9,705,284   07/05/00      (100,779)
Swiss Franc (Buy)         8,321,477     8,276,002   07/03/00        45,475
Swiss Franc (Buy)           230,074       229,519   07/05/00           555
                                                                 ---------
                                                                 $(313,270)
                                                                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-14 ____________________________________

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 94.3%
             AUSTRALIA -- 1.5%
    130,600  News Corp., Ltd. ADR (Media &
              Entertainment).........................  $  7,117,700
                                                       ------------
             FINLAND -- 0.9%
     82,180  Nokia Oyj (Communications)..............     4,210,622
                                                       ------------
             FRANCE -- 11.4%
     80,300  Alcatel (Communications)................     5,288,162
    141,600  Aventis S.A. (Drugs)....................    10,377,033
     63,300  AXA (Financial Services)................    10,011,983
     34,300  Pinault-Printemps - Redoute S.A.
              (Retail)...............................     7,651,084
   *118,118  Thomson Multimedia (Media &
              Entertainment).........................     7,676,765
     46,610  Total Fina S.A., B Shares (Energy &
              Services)..............................     7,175,581
     80,800  Vivendi S.A. (Media & Entertainment)....     7,160,621
                                                       ------------
                                                         55,341,229
                                                       ------------
             GERMANY -- 4.0%
    203,400  Bayerische Motoren Werke (BMW) AG
              (Transportation).......................     6,219,766
    *41,900  Infineon Technologies AG (Software &
              Services)..............................     3,430,081
     65,200  Siemens AG (Electronics)................     9,800,000
                                                       ------------
                                                         19,449,847
                                                       ------------
             ITALY -- 1.2%
    314,400  San Paolo - IMI S.p.A. (Financial
              Services)..............................     5,602,661
                                                       ------------
             JAPAN -- 6.8%
    122,000  Fujisawa Pharmaceutical Co. (Drugs).....     4,946,810
     72,000  Fujitsu Ltd. (Electronics)..............     2,497,507
    604,000  Mitsubishi Electric Corp.
              (Electronics)..........................     6,553,706
    115,000  Ricoh Co., Ltd. (Media &
              Entertainment).........................     2,440,183
     23,800  Softbank Corp. (Software & Services)....     3,239,273
     97,000  Takeda Chemical Industries Ltd.
              (Drugs)................................     6,381,006
    591,000  Toshiba Corp. (Computers & Office
              Equipment).............................     6,686,360
                                                       ------------
                                                         32,744,845
                                                       ------------
             NETHERLANDS -- 5.0%
     82,500  ING Groep N.V. (Financial Services).....     5,599,118
    152,888  Koninklijke Philips Electronics N.V.
              (Electronics)..........................     7,239,904
    184,400  Royal Dutch Petroleum Co. (Energy &
              Services)..............................    11,507,324
                                                       ------------
                                                         24,346,346
                                                       ------------
             SOUTH KOREA -- 0.9%
    -21,300  Samsung Electronics GDR (Electronics)...     4,174,800
                                                       ------------
             SPAIN -- 2.1%
     70,900  Banco Popular Espanol S.A. (Financial
              Services)..............................     2,202,032
    265,800  Banco Santander Central Hispano S.A.
              (Financial Services)...................     2,815,462
   *-11,138  Groupo Prisa S.A. (Media &
              Entertainment).........................       259,445
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           SPAIN -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
   *221,300  Telefonica S.A. (Communications)........  $  4,773,054
                                                       ------------
                                                         10,049,993
                                                       ------------
             SWEDEN -- 0.8%
    320,260  Skandinaviska Enskilda, Class A
              (Financial Services)...................     3,815,781
                                                       ------------
             SWITZERLAND -- 3.3%
     17,810  Credit Suisse Group (Financial
              Services)..............................     3,554,191
      6,100  Nestle S.A. (Food, Beverage & Tobacco)..    12,248,280
                                                       ------------
                                                         15,802,471
                                                       ------------
             UNITED KINGDOM -- 10.9%
    173,100  AstraZeneca Group PLC ADR (Drugs).......     8,087,046
    817,420  BP Amoco PLC (Energy & Services)........     7,845,696
    916,000  British Airways PLC (Transportation)....     5,273,047
    348,700  Cable & Wireless PLC (Utilities)........     5,923,000
     82,400  III Group PLC (Financial Services)......     1,691,546
    432,600  Marconi PLC (Communications)............     5,622,426
    663,100  Psion PLC GBP (Software & Services).....     6,389,610
    663,000  SmithKline Beecham PLC ADR, Class A
              (Drugs)................................     8,712,247
    819,745  Vodafone AirTouch PLC
              (Communications).......................     3,325,910
                                                       ------------
                                                         52,870,528
                                                       ------------
             UNITED STATES OF AMERICA -- 45.5%
   *110,700  3Com Corp. (Software & Services)........     6,379,086
    135,400  Abbott Laboratories (Drugs).............     6,033,763
    *73,500  Akamai Technologies, Inc. (Software &
              Services)..............................     8,726,977
    134,100  American Home Products Corp. (Drugs)....     7,878,375
     95,200  Automatic Data Processing, Inc.
              (Software & Services)..................     5,099,150
     67,600  Baxter International, Inc. (Medical
              Instruments & Supplies)................     4,753,125
    *84,400  Biogen, Inc. (Drugs)....................     5,443,800
   *310,700  Boston Scientific Corp. (Medical
              Instruments & Supplies)................     6,815,981
     43,500  Cardinal Health, Inc. (Consumer Non-
              Durables)..............................     3,219,000
   *133,880  Cisco Systems, Inc. (Computers & Office
              Equipment).............................     8,509,748
    121,685  Citigroup, Inc. (Financial Services)....     7,331,521
   *145,400  Echostar Communications Corp.
              (Communications).......................     4,814,103
    128,800  Exxon Mobil Corp. (Energy & Services)...    10,110,800
   *163,800  FedEx Corp. (Transportation)............     6,224,400
    142,680  General Electric Co. (Electronics)......     7,562,040
   *132,300  Genzyme Corp. (Drugs)...................     7,863,581
     87,300  Gillette Co. (The)......................     3,050,044
     66,000  Goldman Sachs Group, Inc. (The)
              (Financial Services)...................     6,261,750
   *132,900  Immunex Corp. (Drugs)...................     6,570,244
     16,480  Intel Corp. (Electronics)...............     2,203,170
    *47,000  Intuit, Inc. (Software & Services)......     1,944,625
    *47,300  JDS Uniphase Corp. (Electronics)........     5,670,088
   *206,000  Lernout & Hauspie Speech Products N.V.
              (Electronics)..........................     9,076,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-15 ____________________________________

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           UNITED STATES OF AMERICA -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
    *88,700  Micron Technology, Inc. (Electronics)...  $  7,811,144
   *125,200  Microsoft Corp. (Software & Services)...    10,016,000
    *82,100  NTL, Inc. (Media & Entertainment).......     4,915,738
     84,000  PepsiCo, Inc. (Food, Beverage &
              Tobacco)...............................     3,732,750
    153,742  Pharmacia Corp. (Chemicals).............     7,946,540
    281,800  Philip Morris Co., Inc. (Food,
              Beverage & Tobacco)....................     7,485,313
    *71,400  Red Hat, Inc. (Software & Services).....     1,932,263
     68,300  Schlumberger Ltd. (Energy & Services)...     5,096,888
     90,900  Sprint Corp. (Communications)...........     4,635,900
    *15,500  Sycamore Networks, Inc.
              (Communications).......................     1,710,813
    101,200  Transocean Sedco Forex, Inc. (Energy &
              Services)..............................     5,407,875
    *30,400  VeriSign, Inc. (Software & Services)....     5,365,600
    158,400  Walt Disney Co. (The) (Media &
              Entertainment).........................     6,147,900
    398,000  Waste Management, Inc. (Utilities)......     7,562,000
                                                       ------------
                                                        221,308,970
                                                       ------------
             Total common stocks.....................  $456,835,793
                                                       ============

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 9.6%
             REPURCHASE AGREEMENT -- 9.6%
$46,560,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $46,585,601
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $ 46,560,000
                                                       ------------
             Total short-term securities.............  $ 46,560,000
                                                       ============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $427,335,432)..........................    94.3% $456,835,793
Total short-term securities (cost
 $46,560,000)...........................     9.6   46,560,000
                                          ------  -----------
Total investment in securities (total
 cost $473,895,432).....................   103.9  503,395,793
Cash, receivables and other assets......     4.0   19,585,179
Securities lending collateral...........     8.4   40,600,358
Payable for securities purchased........    (7.4) (35,953,208)
Payable for fund shares redeemed........    (0.5)  (1,922,612)
Securities lending collateral payable to
 brokers................................    (8.4) (40,600,358)
Other liabilities.......................     0.0      (31,156)
                                          ------  -----------
Net assets..............................   100.0% $485,073,996
                                          ======  ===========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 247,516,986
 shares outstanding............................  $   247,517

Capital surplus................................  443,753,125
Accumulated undistributed net investment
 income........................................    1,794,497
Accumulated undistributed net realized gain on
 investments...................................    9,776,896
Unrealized appreciation of investments.........   29,500,361
Unrealized appreciation of forward foreign
 currencies contracts (See Note 2)w............       52,414
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............      (50,814)
                                                 -----------
Net assets.....................................  $485,073,996
                                                 ===========

Class IA
Net asset value per share ($477,909,619  DIVIDED BY
 243,856,983 shares outstanding) (600,000,000 shares
 authorized)............................................  $1.96
                                                          ====
Class IB
Net asset value per share ($7,164,377  DIVIDED BY
 3,660,003 shares outstanding) (200,000,000 shares
 authorized)............................................  $1.96
                                                          ====

DIVERSIFICATION BY INDUSTRY:
  Chemicals....................................     1.6% $ 7,946,540
  Communications...............................     7.1   34,380,990
  Computers & Office Equipment.................     3.1   15,196,108
  Consumer Non-Durables........................     1.3    6,269,044
  Drugs........................................    14.9   72,293,905
  Electronics..................................    12.9   62,589,234
  Energy & Services............................     9.7   47,144,163
  Financial Services...........................    10.2   48,886,046
  Food, Beverage & Tobacco.....................     4.8   23,466,343
  Media & Entertainment........................     7.4   35,718,352
  Medical Instruments & Supplies...............     2.4   11,569,106
  Retail.......................................     1.6    7,651,084
  Software & Services..........................    10.8   52,522,665
  Transportation...............................     3.7   17,717,213
  Utilities....................................     2.8   13,485,000
                                                 ------  -----------
  Total common stocks..........................    94.3% $456,835,793
                                                 ======  ===========

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $4,434,245 or 0.9% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-16 ____________________________________
        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)     $3,157,082    $3,125,178   07/03/00     $  31,904
British Pounds (Buy)        979,573       974,753   07/03/00         4,820
British Pounds (Sell)        43,792        43,952   07/06/00           160
EURO (Buy)                  410,666       406,237   07/31/00         4,429
EURO (Buy)                  557,591       550,152   07/31/00         7,439
EURO (Sell)               1,787,856     1,777,096   07/05/00       (10,760)
EURO (Sell)               1,200,810     1,195,563   07/31/00        (5,247)
Japanese Yen (Sell)       1,077,815     1,086,778   07/05/00         8,963
Swiss Franc (Buy)         1,959,286     1,948,580   07/03/00        10,706
                                                                 ---------
                                                                 $  52,414
                                                                 =========

_____________________________________ MF-17 ____________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 98.3%
              AEROSPACE & DEFENSE -- 1.8%
    *450,000  General Motors, Class H.................  $   39,487,500
     629,000  Honeywell International, Inc............      21,189,438
   1,900,000  United Technologies Corp................     111,862,500
                                                        --------------
                                                           172,539,438
                                                        --------------
              BUSINESS SERVICES -- 0.2%
   1,302,350  ServiceMaster Co. (The).................      14,814,231
                                                        --------------
              CHEMICALS -- 3.1%
   2,700,000  Dow Chemical Co. (The)..................      81,506,250
     384,700  du Pont (E.I.) de Nemours & Co..........      16,830,625
   2,742,000  Pharmacia Corp..........................     141,727,125
   1,550,000  Praxair, Inc............................      58,028,125
                                                        --------------
                                                           298,092,125
                                                        --------------
              COMMUNICATIONS -- 12.5%
   2,810,000  AT&T Corp...............................      88,866,250
     *50,000  COLT Telecom Group PLC..................       1,661,504
  *2,688,800  Global Crossing Ltd.....................      70,749,050
   2,600,000  Lucent Technologies, Inc................     154,050,000
   2,650,000  Motorola, Inc...........................      77,015,625
      20,000  Nippon Telegraph & Telephone Corp.
               ADR....................................      13,675,000
   3,400,000  Nokia Corp. ADR.........................     169,787,500
     500,000  Nortel Networks Holdings Corp...........      34,125,000
   4,300,000  SBC Communications, Inc.................     185,975,000
    *700,000  Sprint PCS Group........................      41,650,000
    *300,000  Tellabs, Inc............................      20,531,250
   2,300,000  Verizon Communications..................     116,868,750
   4,607,925  Worldcom, Inc...........................     211,388,558
                                                        --------------
                                                         1,186,343,487
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 9.5%
  *5,046,500  Cisco Systems, Inc......................     320,768,156
  *1,750,000  Dell Computer Corp......................      86,296,875
  *1,800,000  EMC Corp................................     138,487,500
     850,000  Hewlett-Packard Co......................     106,143,750
   1,500,000  International Business Machines Corp....     164,343,750
  *2,200,000  Solectron Corp..........................      92,125,000
                                                        --------------
                                                           908,165,031
                                                        --------------
              CONSUMER NON-DURABLES -- 6.0%
   2,200,000  Cardinal Health, Inc....................     162,800,000
   1,600,000  Gillette Co. (The)......................      55,900,000
   1,430,000  Procter & Gamble Co. (The)..............      81,867,500
  *4,000,000  Safeway, Inc............................     180,500,000
   2,000,000  Tyco International Ltd..................      94,750,000
                                                        --------------
                                                           575,817,500
                                                        --------------
              DRUGS -- 7.6%
   2,610,000  Abbott Laboratories.....................     116,308,125
   3,050,000  American Home Products Corp.............     179,187,500
   1,150,000  Bristol-Myers Squibb Co.................      66,987,500
   2,300,000  Merck & Co., Inc........................     176,237,500
   3,791,125  Pfizer, Inc.............................     181,974,000
                                                        --------------
                                                           720,694,625
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              ELECTRICAL EQUIPMENT -- 1.2%
  *1,592,700  Teradyne, Inc...........................  $  117,063,450
                                                        --------------
              ELECTRONICS -- 9.1%
   6,090,000  General Electric Co.....................     322,770,000
   2,107,000  Intel Corp..............................     281,679,563
  *1,300,000  Micron Technology, Inc..................     114,481,250
   1,800,000  Texas Instruments, Inc..................     123,637,500
    *337,200  Vitesse Semiconductor Corp..............      24,805,275
                                                        --------------
                                                           867,373,588
                                                        --------------
              ENERGY & SERVICES -- 5.9%
     100,000  Conoco, Inc., Class B...................       2,456,250
   3,100,000  Exxon Mobil Corp........................     243,350,000
   1,500,000  Royal Dutch Petroleum Co................      92,343,750
   1,250,800  Schlumberger Ltd........................      93,340,950
   1,500,000  Texaco, Inc.............................      79,875,000
   1,500,000  Unocal Corp.............................      49,687,500
                                                        --------------
                                                           561,053,450
                                                        --------------
              FINANCIAL SERVICES -- 12.7%
   1,381,250  American International Group, Inc.......     162,296,875
   5,857,000  Associates First Capital Corp.,
               Class A................................     130,684,313
   3,079,500  Citigroup, Inc..........................     185,539,875
   1,900,000  Fleet Boston Financial Corp.............      64,600,000
   3,050,000  Franklin Resources, Inc.................      92,643,750
     250,000  Goldman Sachs Group, Inc. (The).........      23,718,750
   2,200,000  Marsh & McLennan Cos., Inc..............     229,762,500
   1,100,000  Merrill Lynch & Co., Inc................     126,500,000
   1,850,000  State Street Corp.......................     196,215,625
                                                        --------------
                                                         1,211,961,688
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 2.0%
     600,000  Coca-Cola Co. (The).....................      34,462,500
   3,600,000  PepsiCo, Inc............................     159,975,000
                                                        --------------
                                                           194,437,500
                                                        --------------
              FOREST & PAPER PRODUCTS -- 2.1%
   1,800,000  Kimberly-Clark Corp.....................     103,275,000
   2,150,000  Weyerhaeuser Co.........................      92,450,000
                                                        --------------
                                                           195,725,000
                                                        --------------
              MACHINERY -- 0.7%
   2,000,000  Caterpillar, Inc........................      67,750,000
                                                        --------------
              MEDIA & ENTERTAINMENT -- 4.6%
  *5,446,000  AT&T - Liberty Media Group, Class A.....     132,065,500
   2,838,900  Gannett Co., Inc........................     169,801,706
  *2,039,800  Viacom, Inc., Class B...................     139,088,863
                                                        --------------
                                                           440,956,069
                                                        --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.1%
   1,000,000  Guidant Corp............................      49,500,000
   1,450,000  Johnson & Johnson Co....................     147,718,750
                                                        --------------
                                                           197,218,750
                                                        --------------
              METALS, MINERALS &
              MINING -- 1.9%
   3,600,000  Alcoa, Inc..............................     104,400,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-18 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS &
            MINING -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   1,350,000  Illinois Tool Works, Inc................  $   76,950,000
                                                        --------------
                                                           181,350,000
                                                        --------------
              REAL ESTATE -- 0.1%
      *6,150  Security Capital Group, Inc.,
               Class A................................       5,082,975
                                                        --------------
              RETAIL -- 5.9%
   2,100,000  CVS Corp................................      84,000,000
   2,407,500  Home Depot, Inc. (The)..................     120,224,531
   5,300,000  McDonald's Corp.........................     174,568,750
   3,200,000  Wal-Mart Stores, Inc....................     184,400,000
                                                        --------------
                                                           563,193,281
                                                        --------------
              SOFTWARE & SERVICES -- 9.0%
    *350,000  3Com Corp...............................      20,168,750
  *1,750,000  America Online, Inc.....................      92,312,500
   2,251,000  Automatic Data Processing, Inc..........     120,569,188
  *1,638,400  China Unicom Ltd. ADR...................      34,816,000
  *1,300,000  Computer Sciences Corp..................      97,093,750
   1,516,600  Electronic Data Systems Corp............      62,559,750
  *4,700,000  Microsoft Corp..........................     376,000,000
    *289,150  VeriSign, Inc...........................      51,034,975
                                                        --------------
                                                           854,554,913
                                                        --------------
              TRANSPORTATION -- 0.3%
  *1,068,154  Sabre Group Corp........................      30,442,389
                                                        --------------
              Total common stocks.....................  $9,364,629,490
                                                        ==============

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 1.5%
              REPURCHASE AGREEMENT -- 1.5%
$138,497,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $138,573,151
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718 U.S.
              Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  138,497,000
                                                        --------------
              Total short-term securities.............  $  138,497,000
                                                        ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,860,642,369)......    98.3% $9,364,629,490
Total short-term securities (cost
 $138,497,000).................................     1.5    138,497,000
                                                 ------  -------------
Total investment in securities (total cost
 $6,999,139,369)...............................    99.8  9,503,126,490
Cash, receivables and other assets.............     0.3     24,754,714
Securities lending collateral..................     1.9    178,727,476
Payable for fund shares redeemed...............    (0.1)    (1,751,210)
Securities lending collateral payable to
 brokers.......................................    (1.9)  (178,727,476)
                                                 ------  -------------
Net assets.....................................   100.0% $9,526,129,994
                                                 ======  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,506,295,782
 shares outstanding............................  $ 150,629,578
Capital surplus................................  6,564,457,632
Accumulated undistributed net investment
 income........................................     31,316,736
Accumulated undistributed net realized gain on
 investments...................................    275,738,927
Unrealized appreciation of investments.........  2,503,987,121
                                                 -------------
Net assets.....................................  $9,526,129,994
                                                 =============

Class IA
Net asset value per share ($9,446,867,680
  DIVIDED BY 1,493,757,418 shares outstanding)
 (2,250,000,000 shares authorized).............  $6.32
                                                 ====
Class IB
Net asset value per share ($79,262,314
  DIVIDED BY 12,538,364 shares outstanding)
 (750,000,000 shares authorized)...............  $6.32
                                                 ====

  *  Non-income producing during the period.

_____________________________________ MF-19 ____________________________________

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 97.6%
             AEROSPACE & DEFENSE -- 2.2%
    *15,983  General Motors, Class H.................  $  1,402,469
     34,800  Honeywell International, Inc............     1,172,325
     87,600  United Technologies Corp................     5,157,450
                                                       ------------
                                                          7,732,244
                                                       ------------
             BUSINESS SERVICES -- 0.5%
    *32,896  eBay, Inc...............................     1,786,664
                                                       ------------
             CHEMICALS -- 2.7%
     34,900  du Pont (E.I.) de Nemours & Co..........     1,526,875
   *111,100  Grace (W.R.) & Co.......................     1,347,088
    125,509  Pharmacia Corp..........................     6,487,246
                                                       ------------
                                                          9,361,209
                                                       ------------
             COMMUNICATIONS -- 10.6%
    *29,800  American Tower Corp., Class A...........     1,242,288
     69,200  AT&T Corp...............................     2,188,450
    *33,500  Comverse Technology, Inc................     3,115,500
    *30,900  Echostar Communications Corp.,
              Class A................................     1,023,080
    *37,800  Global Crossing Ltd.....................       994,613
     76,100  Lucent Technologies, Inc................     4,508,925
     67,200  Nortel Networks Holdings Corp...........     4,586,400
    *22,700  Phone.com, Inc..........................     1,478,338
     59,786  SBC Communications, Inc.................     2,585,745
     78,700  Sprint Corp.............................     4,013,700
    *34,400  Sprint PCS Group........................     2,046,800
     95,200  Verizon Communications..................     4,837,350
    *12,100  VoiceStream Wireless Corp...............     1,407,192
    *67,050  Worldcom, Inc...........................     3,075,919
                                                       ------------
                                                         37,104,300
                                                       ------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 11.2%
   *199,700  Cisco Systems, Inc......................    12,693,431
   *112,100  Dell Computer Corp......................     5,527,931
    *56,000  EMC Corp................................     4,308,500
    *37,600  Handspring, Inc.........................     1,015,200
     42,800  Hewlett-Packard Co......................     5,344,650
     64,800  International Business Machines Corp....     7,099,650
    *70,100  Solectron Corp..........................     2,935,438
                                                       ------------
                                                         38,924,800
                                                       ------------
             CONSUMER DURABLES -- 0.8%
      9,800  Corning, Inc............................     2,644,775
                                                       ------------
             CONSUMER NON-DURABLES -- 2.7%
     32,300  Cardinal Health, Inc....................     2,390,200
     25,300  Procter & Gamble Co. (The)..............     1,448,425
    *38,100  Safeway, Inc............................     1,719,263
     78,600  Tyco International Ltd..................     3,723,675
                                                       ------------
                                                          9,281,563
                                                       ------------
             DRUGS -- 7.3%
     82,300  Abbott Laboratories.....................     3,667,494
     54,800  American Home Products Corp.............     3,219,500
     29,400  Bristol-Myers Squibb Co.................     1,712,550
    *25,200  Forest Laboratories, Inc................     2,545,200
    *63,100  Genzyme Corp............................     3,750,506
    *47,300  Immunex Corp............................     2,338,394
     46,800  Merck & Co., Inc........................     3,586,050
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           DRUGS -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     98,900  Pfizer, Inc.............................  $  4,747,200
                                                       ------------
                                                         25,566,894
                                                       ------------
             ELECTRICAL EQUIPMENT -- 0.7%
    *32,800  Teradyne, Inc...........................     2,410,800
                                                       ------------
             ELECTRONICS -- 10.5%
    *24,900  Analog Devices, Inc.....................     1,892,400
     19,400  Eaton Corp..............................     1,299,800
    258,300  General Electric Co.....................    13,689,900
     97,700  Intel Corp..............................    13,061,269
    *13,700  JDS Uniphase Corp.......................     1,642,288
    *48,900  Micron Technology, Inc..................     4,306,256
    *10,200  RF Micro Devices, Inc...................       893,775
                                                       ------------
                                                         36,785,688
                                                       ------------
             ENERGY & SERVICES -- 5.2%
    111,000  Conoco, Inc., Class B...................     2,726,438
     16,600  Enron Corp..............................     1,070,700
    112,700  Exxon Mobil Corp........................     8,846,950
     42,800  Helmerich & Payne, Inc..................     1,599,650
     31,900  Kerr-McGee Corp.........................     1,880,106
     92,800  Union Pacific Resources Group, Inc......     2,041,600
                                                       ------------
                                                         18,165,444
                                                       ------------
             FINANCIAL SERVICES -- 13.2%
     58,200  American International Group, Inc.......     6,838,500
     22,400  CIGNA Corp..............................     2,094,400
    136,450  Citigroup, Inc..........................     8,221,113
     72,200  Cullen/Frost Bankers, Inc...............     1,899,763
     66,600  Edwards (A.G.) & Sons, Inc..............     2,597,400
     40,900  Fannie Mae..............................     2,134,469
     16,600  Goldman Sachs Group, Inc. (The).........     1,574,925
    136,400  KeyCorp.................................     2,404,050
     36,000  Marsh & McLennan Cos., Inc..............     3,759,750
     53,600  Merrill Lynch & Co., Inc................     6,164,000
     41,700  Morgan Stanley Dean Witter & Co.........     3,471,525
    135,200  Pacific Century Financial Corp..........     1,977,300
     52,100  Wachovia Corp...........................     2,826,425
                                                       ------------
                                                         45,963,620
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 3.9%
     35,500  Anheuser-Busch Cos., Inc................     2,651,406
     19,900  Coca-Cola Co. (The).....................     1,143,006
     69,200  Nabisco Group Holding Corp..............     1,794,875
    100,300  PepsiCo, Inc............................     4,457,081
    131,200  Philip Morris Co., Inc..................     3,485,000
                                                       ------------
                                                         13,531,368
                                                       ------------
             FOREST & PAPER PRODUCTS -- 1.6%
     74,400  Kimberly-Clark Corp.....................     4,268,700
     31,500  Temple-Inland, Inc......................     1,323,000
                                                       ------------
                                                          5,591,700
                                                       ------------
             HEALTH SERVICES -- 0.4%
    *56,000  Tenet Healthcare Corp...................     1,512,000
                                                       ------------
             MACHINERY -- 0.6%
     29,000  Black & Decker Corp.....................     1,140,063

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-20 ____________________________________

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           MACHINERY -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     48,600  Pall Corp...............................  $    899,100
                                                       ------------
                                                          2,039,163
                                                       ------------
             MEDIA & ENTERTAINMENT -- 1.8%
   *120,400  AT&T - Liberty Media Group, Class A.....     2,919,700
     41,300  Gannett Co., Inc........................     2,470,256
     15,400  Pegasus Communications Corp.,
              Class A................................       755,563
                                                       ------------
                                                          6,145,519
                                                       ------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 1.5%
     88,000  Becton, Dickinson & Co..................     2,524,500
    *54,700  Boston Scientific Corp..................     1,199,981
     14,900  Johnson & Johnson Co....................     1,517,938
                                                       ------------
                                                          5,242,419
                                                       ------------
             METALS, MINERALS & MINING -- 1.4%
     34,600  Alcoa, Inc..............................     1,003,400
    104,700  Engelhard Corp..........................     1,786,444
    117,700  Freeport-McMoRan Copper & Gold, Inc.,
              Class A................................     1,074,013
     16,900  Illinois Tool Works, Inc................       963,300
                                                       ------------
                                                          4,827,157
                                                       ------------
             RETAIL -- 3.9%
    *19,400  Best Buy Co., Inc.......................     1,227,050
     61,800  Dollar General Corp.....................     1,205,100
     24,850  Home Depot, Inc. (The)..................     1,240,947
     41,800  Target Corp.............................     2,424,400
    130,300  Wal-Mart Stores, Inc....................     7,508,538
                                                       ------------
                                                         13,606,035
                                                       ------------
             SOFTWARE & SERVICES -- 10.8%
    *26,800  3Com Corp...............................     1,544,350
    *67,600  America Online, Inc.....................     3,565,900
    *28,300  BMC Software, Inc.......................     1,032,508
    *70,800  Cabletron Systems, Inc..................     1,787,700
     24,400  Computer Associates
              International, Inc.....................     1,248,975
     50,500  First Data Corp.........................     2,506,063
    114,300  IMS Health, Inc.........................     2,057,400
   *171,200  Microsoft Corp..........................    13,696,000
    *55,600  Oracle Corp.............................     4,672,866
    *38,400  Sun Microsystems, Inc...................     3,492,000
    *10,858  VeriSign, Inc...........................     1,916,349
                                                       ------------
                                                         37,520,111
                                                       ------------
             TRANSPORTATION -- 1.6%
    *41,700  AMR Corp................................     1,103,444
     82,377  Delphi Automotive Systems Corp..........     1,199,615
    *56,700  Ford Motor Co...........................     2,438,100
     33,200  USFreightways Corp......................       815,475
      7,424  Visteon Corp............................        90,015
                                                       ------------
                                                          5,646,649
                                                       ------------
             UTILITIES -- 2.6%
    *26,500  Calpine Corp............................     1,742,375
     44,200  El Paso Energy Corp.....................     2,251,438
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           UTILITIES -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     48,600  Pinnacle West Capital Corp..............  $  1,646,325
     87,300  Unicom Corp.............................     3,377,419
                                                       ------------
                                                          9,017,557
                                                       ------------
             Total common stocks.....................  $340,407,679
                                                       ============

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 4.0%
             REPURCHASE AGREEMENT -- 4.0%
$14,046,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $14,053,723
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $ 14,046,000
                                                       ------------
             Total short-term securities.............  $ 14,046,000
                                                       ============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $324,693,945)......    97.6% $340,407,679
Total short-term securities (cost
 $14,046,000)................................     4.0   14,046,000
                                               ------  -----------
Total investment in securities (total cost
 $338,739,945)...............................   101.6  354,453,679
Cash, receivables and other assets...........     5.0   17,320,445
Payable for securities purchased.............    (6.5) (22,803,919)
Other liabilities............................    (0.1)     (15,010)
                                               ------  -----------
Net assets...................................   100.0% $348,955,195
                                               ======  ===========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 242,068,683 shares
 outstanding.........................................  $   242,069
Capital surplus......................................  320,258,243
Accumulated undistributed net investment income......      595,793
Accumulated undistributed net realized gain on
 investments.........................................   12,153,097
Unrealized appreciation of investments...............   15,713,734
Unrealized depreciation of futures contracts ++......       (7,741)
                                                       -----------
Net assets...........................................  $348,955,195
                                                       ===========

Class IA
Net asset value per share ($345,650,750  DIVIDED BY
 239,771,491 shares outstanding) (600,000,000 shares
 authorized)...............................................  $1.44
                                                             ====
Class IB
Net asset value per share ($3,304,445  DIVIDED BY 2,297,192
 shares outstanding) (200,000,000 shares authorized).......  $1.44
                                                             ====

  *  Non-income producing during the period.
 ++ The Fund had 9 Standard & Poor's 500 September 2000 Futures contracts open as of June 30, 2000. These contracts had a value of $3,303,225 as of June 30, 2000 and were collateralized by $168,750 of cash.

_____________________________________ MF-21 ____________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
COMMON STOCKS -- 96.8%
                      AEROSPACE & DEFENSE -- 4.2%
             403,500  Honeywell International, Inc............  $   13,592,906
           1,878,200  United Technologies Corp................     110,579,025
                                                                --------------
                                                                   124,171,931
                                                                --------------
                      CHEMICALS -- 3.8%
             165,400  Akzo Nobel N.V. ADR.....................       6,957,138
             450,928  du Pont (E.I.) de Nemours & Co..........      19,728,100
             105,700  Eastman Chemical Co.....................       5,047,175
           1,289,363  Pharmacia Corp..........................      66,643,950
             114,400  PPG Industries, Inc.....................       5,069,350
             223,500  Rohm & Haas Co..........................       7,710,750
                                                                --------------
                                                                   111,156,463
                                                                --------------
                      COMMUNICATIONS -- 10.0%
           2,549,800  AT&T Corp...............................      80,637,425
             470,300  Broadwing, Inc..........................      12,198,406
             725,300  Lucent Technologies, Inc................      42,974,025
             728,526  SBC Communications, Inc.................      31,508,750
           1,863,246  Verizon Communications..................      94,676,187
             375,100  US West, Inc............................      32,164,825
                                                                --------------
                                                                   294,159,618
                                                                --------------
                      COMPUTERS & OFFICE
                      EQUIPMENT -- 1.1%
             140,800  International Business Machines Corp....      15,426,400
             218,400  Minnesota Mining &
                       Manufacturing Co.......................      18,018,000
                                                                --------------
                                                                    33,444,400
                                                                --------------
                      CONSUMER DURABLES -- 2.6%
             286,500  Corning, Inc............................      77,319,188
                                                                --------------
                      CONSUMER NON-DURABLES -- 3.7%
             412,000  Cardinal Health, Inc....................      30,488,000
             328,400  Clorox Co. (The)........................      14,716,425
             122,300  Eastman Kodak Co........................       7,276,850
             415,600  Gillette Co. (The)......................      14,520,025
             716,000  Procter & Gamble Co. (The)..............      40,991,000
                                                                --------------
                                                                   107,992,300
                                                                --------------
                      DRUGS -- 7.0%
             547,200  Abbott Laboratories.....................      24,384,600
             672,200  American Home Products Corp.............      39,491,750
             867,300  AstraZeneca Group PLC ADR...............      40,329,450
             392,000  Bristol-Myers Squibb Co.................      22,834,000
             373,500  Eli Lilly & Co..........................      37,303,313
             524,900  Merck & Co., Inc........................      40,220,463
                                                                --------------
                                                                   204,563,576
                                                                --------------
                      ELECTRICAL EQUIPMENT -- 0.2%
             154,700  White Electronic Designs Corp...........       6,826,138
                                                                --------------
                      ELECTRONICS -- 5.4%
             273,700  Eaton Corp..............................      18,337,900
           2,126,580  General Electric Co.....................     112,708,740
             199,600  Intel Corp..............................      26,684,025
                                                                --------------
                                                                   157,730,665
                                                                --------------
                      ENERGY & SERVICES -- 10.4%
             463,000  Ashland, Inc............................      16,233,938
             866,817  Conoco, Inc., Class B...................      21,291,193
             394,100  Enron Corp..............................      25,419,450
           1,339,983  Exxon Mobil Corp........................     105,188,666
           3,780,000  Repsol YPF S.A. ADR.....................      74,891,250
           2,661,800  Suncor Energy, Inc......................      62,053,213
                                                                --------------
                                                                   305,077,710
                                                                --------------
                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
                      FINANCIAL SERVICES -- 17.3%
             888,000  Associates First Capital Corp.,
                       Class A................................  $   19,813,500
             202,500  CIGNA Corp..............................      18,933,750
           1,423,050  Citigroup, Inc..........................      85,738,763
             575,300  Fannie Mae..............................      30,023,469
             578,650  Marsh & McLennan Cos., Inc..............      60,432,759
             375,000  MBIA, Inc...............................      18,070,302
             439,600  Merrill Lynch & Co., Inc................      50,554,000
             184,800  Morgan Stanley Dean Witter & Co.........      15,384,600
             149,000  National Commerce Bancorporation........       2,393,313
           1,375,700  Pacific Century Financial Corp..........      20,119,613
           1,323,700  People's Bank...........................      24,322,988
           2,397,800  U.S. Bancorp............................      46,157,650
             522,200  UnionBanCal Corp........................       9,693,338
             953,100  Wachovia Corp...........................      51,705,675
           1,174,100  Washington Mutual, Inc..................      33,902,138
             364,700  XL Capital Ltd., Class A................      19,739,388
                                                                --------------
                                                                   506,985,246
                                                                --------------
                      FOOD, BEVERAGE &
                      TOBACCO -- 7.2%
             251,700  Coca-Cola Co. (The).....................      14,457,019
           1,751,500  McCormick & Co., Inc....................      56,923,750
             906,600  PepsiCo, Inc............................      40,287,038
             966,700  Philip Morris Co., Inc..................      25,677,969
             486,900  Reynolds (R.J.) Tobacco
                       Holdings, Inc..........................      13,602,769
           3,140,100  Sara Lee Corp...........................      60,643,181
                                                                --------------
                                                                   211,591,726
                                                                --------------
                      FOREST & PAPER PRODUCTS -- 2.7%
             852,600  Abitibi-Consolidated, Inc...............       7,993,125
             693,600  Kimberly-Clark Corp.....................      39,795,300
             339,300  Temple-Inland, Inc......................      14,250,600
             367,000  Weyerhaeuser Co.........................      15,781,000
                                                                --------------
                                                                    77,820,025
                                                                --------------
                      HOTELS & GAMING -- 0.3%
             253,748  Starwood Hotels & Resorts
                       Worldwide, Inc.........................       8,262,669
                                                                --------------
                      MACHINERY -- 0.5%
             367,100  Caterpillar, Inc........................      12,435,513
             125,000  CNH Global N.V..........................       1,156,250
                                                                --------------
                                                                    13,591,763
                                                                --------------
                      MEDIA & ENTERTAINMENT -- 1.8%
             608,800  Gannett Co., Inc........................      36,413,850
             285,100  Knight-Ridder, Inc......................      15,163,756
                                                                --------------
                                                                    51,577,606
                                                                --------------
                      MEDICAL INSTRUMENTS &
                      SUPPLIES -- 1.8%
             748,000  Baxter International, Inc...............      52,593,750
                                                                --------------
                      METALS, MINERALS &
                      MINING -- 0.9%
             862,000  Alcoa, Inc..............................      24,998,000
                                                                --------------
                      REAL ESTATE -- 2.6%
             734,500  Archstone Communities Trust (REIT)......      15,470,406
             620,100  Equity Office Properties Trust (REIT)...      17,091,506
             375,700  Kimco Realty Corp. (REIT)...............      15,403,700
             662,300  Liberty Property Trust (REIT)...........      17,178,406
             231,100  Spieker Properties, Inc. (REIT).........      10,630,600
                                                                --------------
                                                                    75,774,618
                                                                --------------
                      RETAIL -- 2.8%
             883,900  Family Dollar Stores, Inc...............      17,291,294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-22 ____________________________________

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
             RETAIL -- (CONTINUED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
           2,712,060  Intimate Brands, Inc., Class A..........  $   53,563,185
             461,400  May Department Stores Co................      11,073,600
                                                                --------------
                                                                    81,928,079
                                                                --------------
                      SOFTWARE & SERVICES -- 1.9%
             569,100  Electronic Data Systems Corp............      23,475,375
             552,500  First Data Corp.........................      27,417,813
             *55,801  Microsoft Corp..........................       4,464,080
                                                                --------------
                                                                    55,357,268
                                                                --------------
                      TRANSPORTATION -- 2.0%
             569,500  Ford Motor Co...........................      24,488,500
             612,000  Genuine Parts Co........................      12,240,000
             186,100  TRW, Inc................................       8,072,088
             497,400  USFreightways Corp......................      12,217,388
             *74,566  Visteon Corp............................         904,117
                                                                --------------
                                                                    57,922,093
                                                                --------------
                      UTILITIES -- 6.6%
             279,400  Dominion Resources, Inc.................      11,979,275
             718,600  DQE, Inc................................      28,384,700
             243,100  Duke Energy Corp........................      13,704,763
             251,200  Edison International....................       5,149,600
             694,100  El Paso Energy Corp.....................      35,355,719
             635,900  Endesa S.A..............................      12,400,050
             410,400  Montana Power Co. (The).................      14,492,250
             487,600  PECO Energy Co..........................      19,656,375
             766,300  Pinnacle West Capital Corp..............      25,958,413
             647,900  Unicom Corp.............................      25,065,631
             242,850  UtiliCorp United, Inc...................       4,826,644
                                                                --------------
                                                                   196,973,420
                                                                --------------
                      Total common stocks.....................  $2,837,818,252
                                                                ==============

     PRINCIPAL
       AMOUNT
--------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
                      COMMUNICATIONS -- 0.6%
$         -9,200,000  American Tower Corp.
                       9.25% due 08/16/02.....................  $   16,939,500
                                                                --------------
                      MEDIA & ENTERTAINMENT -- 0.6%
             160,000  Tribune Co.
                       2.00% due 05/15/29.....................      18,440,000
                                                                --------------
                      UTILITIES -- 0.1%
              65,400  Texas Utilities Co.
                       6.25% due 10/15/09.....................       2,542,425
                                                                --------------
                      Total convertible preferred stocks......  $   37,921,925
                                                                ==============

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
EQUITY LINKED SECURITIES -- 0.7%
                      FINANCIAL SERVICES -- 0.7%
             160,000  Salomon Smith Barney Holdings, Inc.
                       (ELKS)
                         3.25% due 10/06/00...................  $   21,073,600
                                                                --------------
                      Total equity linked securities..........  $   21,073,600
                                                                ==============

     PRINCIPAL
       AMOUNT
--------------------
SHORT-TERM SECURITIES -- 1.5%
                      REPURCHASE AGREEMENT -- 1.5%
$         43,043,000  Interest in $2,066,447,000 joint
                      repurchase agreement dated 06/30/00 with
                      State Street Bank, 6.598% due 07/03/00;
                      maturity amount $43,066,667
                      (Collateralized by $125,835,832 U.S.
                      Treasury Notes 5.50% - 7.875% due
                      08/31/01 - 11/15/04, $1,943,730,718 U.S.
                      Treasury Bonds 5.25% - 10.625% due
                      08/15/15 - 02/15/29)....................  $   43,043,000
                                                                --------------
                      Total short-term securities.............  $   43,043,000
                                                                ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,653,056,046)......   96.7% $2,837,818,252
Total convertible preferred stocks (cost
 $37,626,591)..................................    1.3     37,921,925
Total equity linked securities (cost
 $15,272,800)..................................    0.7     21,073,600
Total short-term securities (cost
 $43,043,000)..................................    1.5     43,043,000
                                                 -----  -------------
Total investment in securities (total cost
 $2,748,998,437)...............................  100.2  2,939,856,777
Cash, receivables and other assets.............    0.7     21,311,895
Securities lending collateral..................    5.4    158,547,001
Payable for securities purchased...............   (0.8)   (24,960,032)
Payable for fund shares redeemed...............   (0.1)    (2,094,969)
Securities lending collateral payable to
 brokers.......................................   (5.4)  (158,547,001)
Other liabilities..............................   (0.0)      (416,520)
                                                 -----  -------------
Net assets.....................................  100.0% $2,933,697,151
                                                 =====  =============


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 4,000,000,000 shares authorized; 1,525,652,564 shares
 outstanding..........................................  $ 152,565,256
Capital surplus.......................................  2,408,487,290
Accumulated undistributed net investment income.......     23,091,974
Accumulated undistributed net realized gain on
 investments..........................................    158,694,755
Unrealized appreciation of investments................    190,858,340
Unrealized depreciation of other assets and
 liabilities in foreign currencies....................           (464)
                                                        -------------
Net assets............................................  $2,933,697,151
                                                        =============


Class IA
Net asset value per share ($2,914,866,706  DIVIDED BY
 1,515,860,716 shares outstanding) (3,500,000,000 shares
 authorized)...................................................  $1.92
                                                                 ====
Class IB
Net asset value per share ($18,830,445  DIVIDED BY 9,791,848 shares outstanding) (500,000,000 shares authorized)...........  $1.92
                                                                 ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $16,939,500 or 0.6% of net assets.

_____________________________________ MF-23 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 99.7%
              AEROSPACE & DEFENSE -- 0.4%
     166,496  Honeywell International, Inc............  $    5,608,834
      98,069  United Technologies Corp................       5,773,812
                                                        --------------
                                                            11,382,646
                                                        --------------
              APPAREL & TEXTILE -- 0.0%
      11,400  Liz Claiborne, Inc......................         401,850
       6,809  Russell Corp............................         136,180
       3,758  Springs Industries, Inc.................         120,256
      23,787  V. F. Corp..............................         566,428
                                                        --------------
                                                             1,224,714
                                                        --------------
              BUSINESS SERVICES -- 0.6%
    *150,392  Cendant Corp............................       2,105,488
     *32,100  Convergys Corp..........................       1,665,188
      29,468  Equifax, Inc............................         773,535
      16,147  Fluor Corp..............................         510,649
      63,019  Interpublic Group of Companies, Inc.
               (The)..................................       2,709,817
      37,078  Omnicom Group, Inc......................       3,302,259
      77,501  Paychex, Inc............................       3,255,042
      10,149  PerkinElmer, Inc........................         671,103
      15,100  Young & Rubicam, Inc....................         863,531
                                                        --------------
                                                            15,856,612
                                                        --------------
              CHEMICALS -- 1.5%
      47,847  Air Products & Chemicals, Inc...........       1,474,286
      23,370  Avery Dennison Corp.....................       1,568,711
     140,851  Dow Chemical Co. (The)..................       4,251,940
     218,400  du Pont (E.I.) de Nemours & Co..........       9,555,000
      16,155  Eastman Chemical Co.....................         771,401
      *6,404  FMC Corp................................         371,432
     *13,932  Grace (W.R.) & Co.......................         168,926
      11,400  Great Lakes Chemical Corp...............         359,100
      21,646  International Flavors &
               Fragrances, Inc........................         653,439
     264,807  Pharmacia Corp..........................      13,687,196
      36,366  PPG Industries, Inc.....................       1,611,468
      33,019  Praxair, Inc............................       1,236,149
      45,397  Rohm & Haas Co..........................       1,566,197
      28,034  Union Carbide Corp......................       1,387,683
                                                        --------------
                                                            38,662,928
                                                        --------------
              COMMUNICATIONS -- 11.5%
     *70,274  ADC Telecommunications, Inc.............       5,894,232
      65,794  ALLTEL Corp.............................       4,075,116
     *17,017  Andrew Corp.............................         571,133
     661,835  AT&T Corp...............................      20,930,511
     392,642  BellSouth Corp..........................      16,736,365
      29,304  CenturyTel, Inc.........................         842,490
     *31,856  Comverse Technology, Inc................       2,962,608
    *183,883  Global Crossing Ltd.....................       4,838,421
     200,896  GTE Corp................................      12,505,776
     679,200  Lucent Technologies, Inc................      40,242,600
     449,045  Motorola, Inc...........................      13,050,370
     *63,660  Network Appliance, Inc..................       5,124,630
    *158,156  NEXTEL Communications, Inc..............       9,677,170
     618,008  Nortel Networks Holdings Corp...........      42,179,046
    *154,592  QUALCOMM, Inc...........................       9,275,520
     709,794  SBC Communications, Inc.................      30,698,591
      33,298  Scientific-Atlanta, Inc.................       2,480,701
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            COMMUNICATIONS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     183,026  Sprint Corp.............................  $    9,334,326
    *190,866  Sprint PCS Group........................      11,356,527
     *85,476  Tellabs, Inc............................       5,849,764
     105,887  US West, Inc............................       9,079,810
     322,620  Verizon Communications..................      16,393,129
    *597,251  Worldcom, Inc...........................      27,398,890
                                                        --------------
                                                           301,497,726
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 9.7%
     *67,648  Apple Computer, Inc.....................       3,543,064
  *1,451,782  Cisco Systems, Inc......................      92,278,893
     354,335  Compaq Computer Corp....................       9,057,688
    *537,378  Dell Computer Corp......................      26,499,453
    *452,902  EMC Corp................................      34,845,148
     *67,220  Gateway, Inc............................       3,814,735
     208,700  Hewlett-Packard Co......................      26,061,413
     369,894  International Business Machines Corp....      40,526,511
     *27,020  Lexmark International, Inc..............       1,817,095
      82,612  Minnesota Mining & Manufacturing Co.....       6,815,490
      53,772  Pitney Bowes, Inc.......................       2,150,880
     *47,579  Seagate Technology, Inc.................       2,616,845
    *124,408  Solectron Corp..........................       5,209,585
                                                        --------------
                                                           255,236,800
                                                        --------------
              CONSTRUCTION -- 0.2%
      12,394  Centex Corp.............................         291,259
      92,737  Halliburton Co..........................       4,376,027
      10,056  Kaufman & Broad Home Corp...............         199,235
      12,593  McDermott International, Inc............         110,976
       8,741  Pulte Corp..............................         189,024
                                                        --------------
                                                             5,166,521
                                                        --------------
              CONSUMER DURABLES -- 0.7%
      57,697  Corning, Inc............................      15,570,978
      19,804  Grainger (W.W.), Inc....................         610,211
      17,978  Johnson Controls, Inc...................         922,496
      41,041  Leggett & Platt, Inc....................         677,177
      55,805  Newell Rubbermaid, Inc..................       1,436,979
      11,679  Owens Corning...........................         108,031
     *30,508  Owens-Illinois, Inc.....................         356,562
                                                        --------------
                                                            19,682,434
                                                        --------------
              CONSUMER NON-DURABLES -- 3.1%
      11,682  Alberto-Culver Co., Class B.............         357,031
      *8,531  Armstrong Holdings, Inc.................         130,631
      49,450  Avon Products, Inc......................       2,200,525
      14,323  Brown-Forman Corp., Class B.............         769,861
      57,639  Cardinal Health, Inc....................       4,265,286
      48,969  Clorox Co. (The)........................       2,194,423
     120,399  Colgate-Palmolive Co....................       7,208,890
      64,531  Eastman Kodak Co........................       3,839,595
      27,222  Ecolab, Inc.............................       1,063,359
     217,835  Gillette Co. (The)......................       7,610,610
      36,100  Hasbro, Inc.............................         543,756
      88,869  Mattel, Inc.............................       1,171,960
      58,925  McKesson HBOC, Inc......................       1,233,742
       9,345  Polaroid Corp...........................         168,794
     273,028  Procter & Gamble Co. (The)..............      15,630,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-24 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            CONSUMER NON-DURABLES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
    *103,362  Safeway, Inc............................  $    4,664,210
      27,452  SuperValu, Inc..........................         523,304
      69,678  SYSCO Corp..............................       2,935,186
     352,171  Tyco International Ltd..................      16,684,101
     119,254  Unilever N.V............................       5,127,922
     139,160  Xerox Corp..............................       2,887,570
                                                        --------------
                                                            81,211,609
                                                        --------------
              CONSUMER SERVICES -- 0.0%
      20,618  H&R Block, Inc..........................         667,508
      12,509  Ryder System, Inc.......................         236,889
                                                        --------------
                                                               904,397
                                                        --------------
              DRUGS -- 8.2%
     323,156  Abbott Laboratories.....................      14,400,639
     *21,431  ALZA Corp...............................       1,267,108
     272,157  American Home Products Corp.............      15,989,224
    *214,223  Amgen, Inc..............................      15,049,166
     *31,000  Biogen, Inc.............................       1,999,500
     411,570  Bristol-Myers Squibb Co.................      23,973,953
     235,560  Eli Lilly & Co..........................      23,526,555
     *43,500  MedImmune, Inc..........................       3,219,000
     479,741  Merck & Co., Inc........................      36,760,154
   1,313,730  Pfizer, Inc.............................      63,059,040
     305,483  Schering-Plough Corp....................      15,426,892
      17,929  Sigma-Aldrich Corp......................         524,423
     *20,312  Watson Pharmaceuticals, Inc.............       1,091,770
                                                        --------------
                                                           216,287,424
                                                        --------------
              ELECTRICAL EQUIPMENT -- 0.6%
      27,030  Allergan, Inc...........................       2,013,735
     *40,500  American Power Conversion...............       1,652,906
      29,563  Danaher Corp............................       1,461,521
     *38,874  KLA-Tencor Corp.........................       2,276,559
      14,031  Mallinckrodt, Inc.......................         609,472
       9,747  Millipore Corp..........................         734,680
      43,564  PE Corp - PE Bidsystems Group...........       2,869,779
      10,053  Tektronix, Inc..........................         743,922
     *36,158  Teradyne, Inc...........................       2,657,613
     *32,614  Thermo Electron Corp....................         686,932
                                                        --------------
                                                            15,707,119
                                                        --------------
              ELECTRONICS -- 11.5%
     *21,737  Adaptec, Inc............................         494,517
     *31,980  Advanced Micro Devices, Inc.............       2,470,455
     *94,112  Agilent Technologies, Inc...............       6,940,760
     *41,600  Altera Corp.............................       4,240,600
     *73,826  Analog Devices, Inc.....................       5,610,776
     *44,900  Broadcom Corp...........................       9,830,294
     *45,400  Conexant Systems, Inc...................       2,207,575
      15,335  Eaton Corp..............................       1,027,445
      89,116  Emerson Electric Co.....................       5,380,379
   2,064,758  General Electric Co.....................     109,432,174
     698,977  Intel Corp..............................      93,444,488
      64,900  Linear Technology Corp..................       4,149,544
     *64,060  LSI Logic Corp..........................       3,467,248
     *59,000  Maxim Integrated Products, Inc..........       4,008,313
      16,384  Maytag Corp.............................         604,160
    *115,732  Micron Technology, Inc..................      10,191,649
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            ELECTRONICS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      41,031  Molex, Inc..............................  $    1,974,617
     *37,147  National Semiconductor Corp.............       2,108,092
       8,632  National Service Industries, Inc........         168,324
     *27,400  Novellus Systems, Inc...................       1,549,813
      71,023  Ryanair Holdings PLC ADR................       1,367,193
     *30,900  Sanmina Corp............................       2,641,950
     341,320  Texas Instruments, Inc..................      23,444,418
      11,985  Thomas & Betts Corp.....................         229,213
      15,446  Whirlpool Corp..........................         720,170
     *67,230  Xilinx, Inc.............................       5,550,677
                                                        --------------
                                                           303,254,844
                                                        --------------
              ENERGY & SERVICES -- 5.6%
      18,995  Amerada Hess Corp.......................       1,172,941
      26,815  Anadarko Petroleum Corp.................       1,322,315
      23,671  Apache Corp.............................       1,392,151
      14,735  Ashland, Inc............................         516,646
      44,929  Burlington Resources, Inc...............       1,718,534
     136,137  Chevron Corp............................      11,546,119
      44,595  Coastal Corp. (The).....................       2,714,721
     130,543  Conoco, Inc., Class B...................       3,206,462
     152,825  Enron Corp..............................       9,857,213
     726,221  Exxon Mobil Corp........................      57,008,349
      19,800  Kerr-McGee Corp.........................       1,166,963
      77,036  Occidental Petroleum Corp...............       1,622,571
      53,025  Phillips Petroleum Co...................       2,687,705
     *19,700  Rowan Companies, Inc....................         598,388
     447,386  Royal Dutch Petroleum Co................      27,542,201
     118,683  Schlumberger Ltd........................       8,856,719
      18,695  Sunoco, Inc.............................         550,334
     115,101  Texaco, Inc.............................       6,129,128
      30,096  Tosco Corp..............................         852,093
      44,044  Transocean Sedco Forex, Inc.............       2,353,601
      52,621  Union Pacific Resources Group, Inc......       1,157,662
      50,590  Unocal Corp.............................       1,675,794
      65,006  USX-Marathon Group......................       1,629,213
                                                        --------------
                                                           147,277,823
                                                        --------------
              FINANCIAL SERVICES -- 12.8%
      30,988  Aetna, Inc..............................       1,989,042
      58,666  AFLAC, Inc..............................       2,694,969
     160,301  Allstate Corp. (The)....................       3,566,697
     278,392  American Express Co.....................      14,511,183
      54,614  American General Corp...................       3,331,454
     331,366  American International Group, Inc.......      38,935,505
      81,982  AmSouth Bancorporation..................       1,291,217
      53,410  Aon Corp................................       1,659,048
     151,998  Associates First Capital Corp...........       3,391,455
     345,770  Bank of America Corp....................      14,868,110
     153,895  Bank of New York Co., Inc. (The)........       7,156,118
     238,977  Bank One Corp...........................       6,347,827
      72,741  BB&T Corp...............................       1,736,691
      23,340  Bear Stearns Cos., Inc. (The)...........         971,528
      40,943  Capital One Financial Corp..............       1,827,081
     284,171  Charles Schwab Corp. (The)..............       9,555,250
      44,000  Charter One Financial...................       1,012,000
     257,818  Chase Manhattan Corp. (The).............      11,875,742
      37,574  Chubb Corp. (The).......................       2,310,801

_____________________________________ MF-25 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      35,606  CIGNA Corp..............................  $    3,329,161
      34,738  Cincinnati Financial Corp...............       1,092,076
     704,109  Citigroup, Inc..........................      42,422,567
      32,559  Comerica, Inc...........................       1,461,085
      71,727  Conseco, Inc............................         699,338
      23,668  Countrywide Credit Industries, Inc......         717,436
     210,239  Fannie Mae..............................      10,971,848
      64,559  Fifth Third Bancorp.....................       4,083,357
     204,647  First Union Corp........................       5,077,804
     202,365  Firstar Corp............................       4,262,313
     188,068  Fleet Boston Financial Corp.............       6,394,312
      50,921  Franklin Resources, Inc.................       1,546,725
     145,065  Freddie Mac.............................       5,875,133
      32,938  Golden West Financial Corp..............       1,344,282
      98,658  Household International, Inc............       4,100,473
     *34,946  Humana, Inc.............................         170,362
      46,406  Huntington Bancshares, Inc..............         733,795
      22,143  Jefferson-Pilot Corp....................       1,249,696
      90,662  KeyCorp.................................       1,597,918
      25,190  Lehman Brothers Holdings, Inc...........       2,382,029
      42,248  Lincoln National Corp...................       1,526,209
      21,050  Loews Corp..............................       1,263,000
      56,210  Marsh & McLennan Cos., Inc..............       5,870,432
      20,626  MBIA, Inc...............................         993,915
     167,287  MBNA Corp...............................       4,537,660
     102,475  Mellon Financial Corp...................       3,733,933
      81,004  Merrill Lynch & Co., Inc................       9,315,460
      22,156  MGIC Investment Corp....................       1,008,098
      33,872  Morgan (J.P.) & Co., Inc................       3,730,154
     236,068  Morgan Stanley Dean Witter & Co.........      19,652,661
     126,514  National City Corp......................       2,158,645
      46,526  Northern Trust Corp.....................       3,027,098
      28,756  Old Kent Financial Corp.................         769,232
      30,374  Paine Webber Group, Inc.................       1,382,017
      60,690  PNC Financial Services Group............       2,844,844
      15,838  Progressive Corp. (The).................       1,172,012
      29,712  Providian Financial Corp................       2,674,080
      46,129  Regions Financial Corp..................         916,814
      27,728  SAFECO Corp.............................         551,094
      32,724  SLM Holding Corp........................       1,225,105
      35,146  SouthTrust Corp.........................         795,178
      45,518  St. Paul Companies, Inc. (The)..........       1,553,302
      33,625  State Street Corp.......................       3,566,352
      36,877  Summit Bancorp..........................         908,096
      63,448  SunTrust Banks, Inc.....................       2,898,781
      58,934  Synovus Financial Corp..................       1,038,712
      25,195  T. Rowe Price Associates, Inc...........       1,070,788
      28,433  Torchmark Corp..........................         701,940
     156,802  U.S. Bancorp............................       3,018,439
      28,166  Union Planters Corp.....................         786,888
      33,665  UnitedHealth Group, Inc.................       2,886,774
      52,899  UNUMProvident Corp......................       1,061,286
      42,359  Wachovia Corp...........................       2,297,976
     114,543  Washington Mutual, Inc..................       3,307,429
     *12,914  Wellpoint Health Networks, Inc..........         935,458
     336,273  Wells Fargo & Co........................      13,030,579
                                                        --------------
                                                           336,753,869
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              FOOD, BEVERAGE & TOBACCO -- 3.6%
       7,720  Adolph Coors Co., Class B...............  $      467,060
      94,423  Anheuser-Busch Cos., Inc................       7,052,218
     125,649  Archer-Daniels-Midland Co...............       1,232,931
      57,309  Bestfoods...............................       3,968,648
      88,214  Campbell Soup Co........................       2,569,233
     516,444  Coca-Cola Co. (The).....................      29,663,252
      87,884  Coca-Cola Enterprises, Inc..............       1,433,608
     102,590  ConAgra, Inc............................       1,955,622
      60,796  General Mills, Inc......................       2,325,447
      73,468  Heinz (H.J.) Co.........................       3,214,225
      22,546  Hercules, Inc...........................         317,053
      28,655  Hershey Foods Corp......................       1,389,768
      84,720  Kellogg Co..............................       2,520,420
      68,262  Nabisco Group Holding Corp..............       1,770,546
     300,664  PepsiCo, Inc............................      13,360,757
     477,186  Philip Morris Co., Inc..................      12,675,253
      27,436  Quaker Oats Co. (The)...................       2,061,130
      63,900  Ralston Purina Co.......................       1,274,006
     181,543  Sara Lee Corp...........................       3,506,049
      34,067  UST, Inc................................         500,359
      23,779  Wrigley, (Wm.) Jr. Co...................       1,906,779
                                                        --------------
                                                            95,164,364
                                                        --------------
              FOREST & PAPER PRODUCTS -- 0.7%
      11,170  Bemis Co., Inc..........................         375,591
      11,886  Boise Cascade Corp......................         307,550
      43,020  Fort James Corp.........................         994,838
      35,659  Georgia-Pacific Corp....................         936,049
     100,799  International Paper Co..................       3,005,070
     116,036  Kimberly-Clark Corp.....................       6,657,566
      21,650  Louisiana-Pacific Corp..................         235,444
      21,433  Mead Corp. (The)........................         541,183
     *35,255  Pactiv Corp.............................         277,633
       6,194  Potlatch Corp...........................         205,176
      11,082  Temple-Inland, Inc......................         465,444
      21,126  Westvaco Corp...........................         524,189
      48,568  Weyerhaeuser Co.........................       2,088,424
      23,263  Willamette Industries, Inc..............         633,917
                                                        --------------
                                                            17,248,074
                                                        --------------
              HEALTH SERVICES -- 0.2%
     116,538  HCA Healthcare Corp.....................       3,539,842
     *80,452  HEALTHSOUTH Corp........................         578,249
     *21,249  Manor Care, Inc.........................         148,743
     *65,312  Tenet Healthcare Corp...................       1,763,424
                                                        --------------
                                                             6,030,258
                                                        --------------
              HOTELS & GAMING -- 0.1%
      76,902  Hilton Hotels Corp......................         720,956
      50,010  Marriott International, Inc.............       1,803,486
                                                        --------------
                                                             2,524,442
                                                        --------------
              MACHINERY -- 1.1%
    *168,446  Applied Materials, Inc..................      15,265,419
      68,981  Baker Hughes, Inc.......................       2,207,392
      17,984  Black & Decker Corp.....................         706,996
       4,676  Briggs & Stratton Corp..................         160,153
      72,658  Caterpillar, Inc........................       2,461,290
       8,737  Cummins Engine Co., Inc.................         238,083

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-26 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            MACHINERY -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      48,961  Deere & Co..............................  $    1,811,557
      42,579  Dover Corp..............................       1,727,111
      33,688  Ingersoll-Rand Co.......................       1,355,942
      25,904  Pall Corp...............................         479,224
      23,604  Parker-Hannifin Corp....................         808,437
      18,390  Stanley Works (The).....................         436,763
      12,802  Timken Co. (The)........................         238,437
                                                        --------------
                                                            27,896,804
                                                        --------------
              MEDIA & ENTERTAINMENT -- 3.9%
      13,520  American Greetings Corp.................         256,880
     *70,900  Clear Channel Communications, Inc.......       5,317,500
    *187,400  Comcast Corp., Class A..................       7,589,700
      25,516  Donnelly (R.R.) & Sons Co...............         575,705
      18,596  Dow Jones & Company, Inc................       1,362,157
      55,611  Gannett Co., Inc........................       3,326,233
      15,032  Harcourt General, Inc...................         817,365
     *25,518  Harrah's Entertainment, Inc.............         534,283
      16,164  Knight-Ridder, Inc......................         859,723
      40,741  McGraw-Hill Cos., Inc. (The)............       2,200,014
     127,276  MediaOne Group, Inc.....................       8,416,126
      10,569  Meredith Corp...........................         356,704
      35,467  New York Times Co. (The)................       1,400,947
      39,423  Rockwell International Corp.............       1,241,825
      91,209  Seagram Company Ltd. (The)..............       5,290,122
     274,514  Time Warner, Inc........................      20,863,064
      64,572  Tribune Co..............................       2,260,020
    *318,470  Viacom, Inc., Class B...................      21,715,697
     433,419  Walt Disney Co. (The)...................      16,822,075
                                                        --------------
                                                           101,206,140
                                                        --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.1%
      10,467  Bard (C.R.), Inc........................         503,724
      10,887  Bausch & Lomb, Inc......................         842,382
      60,648  Baxter International, Inc...............       4,264,313
      52,515  Becton, Dickinson & Co..................       1,506,524
      24,666  Biomet, Inc.............................         948,099
     *85,147  Boston Scientific Corp..................       1,867,912
      63,984  Guidant Corp............................       3,167,208
     290,180  Johnson & Johnson Co....................      29,562,088
     249,623  Medtronic, Inc..........................      12,434,346
     *17,676  St. Jude Medical, Inc...................         810,887
                                                        --------------
                                                            55,907,483
                                                        --------------
              METALS, MINERALS &
              MINING -- 0.9%
      45,836  Alcan Aluminum Ltd......................       1,420,916
     180,172  Alcoa, Inc..............................       5,224,988
      17,460  Allegheny Technologies, Inc.............         314,280
       6,399  Ball Corp...............................         205,968
      82,570  Barrick Gold Corp.......................       1,501,742
     *27,626  Bethlehem Steel Corp....................          98,418
      19,708  Cooper Industries, Inc..................         641,742
      12,720  Crane Co................................         309,255
      26,799  Crown Cork & Seal Co., Inc..............         401,985
      26,710  Engelhard Corp..........................         455,739
      33,042  Fortune Brands, Inc.....................         762,031
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            METALS, MINERALS &
            MINING -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     *33,533  Freeport-McMoRan Copper &
               Gold, Inc..............................  $      310,180
      54,348  Homestake Mining Co.....................         373,643
      62,942  Illinois Tool Works, Inc................       3,587,694
      37,925  Inco Ltd................................         583,097
      83,487  Lockheed Martin Corp....................       2,071,521
      93,743  Masco Corp..............................       1,693,233
      35,239  Newmont Mining Corp.....................         762,043
      17,784  Nucor Corp..............................         590,207
      16,564  Phelps Dodge Corp.......................         615,974
      68,361  Placer Dome, Inc........................         653,702
      12,314  Snap-On, Inc............................         327,860
      18,688  USX Corp................................         346,896
      21,126  Vulcan Materials Co.....................         901,816
      17,999  Worthington Industries, Inc.............         188,990
                                                        --------------
                                                            24,343,920
                                                        --------------
              RESEARCH & TESTING
              FACILITIES -- 0.0%
      33,925  Dun & Bradstreet Corp. (The)............         971,103
     *24,074  Quintiles Transnational Corp............         340,045
                                                        --------------
                                                             1,311,148
                                                        --------------
              RETAIL -- 5.9%
      88,545  Albertson's, Inc........................       2,944,121
     *27,885  AutoZone, Inc...........................         613,470
     *29,355  Bed Bath & Beyond, Inc..................       1,064,119
     *42,664  Best Buy Co., Inc.......................       2,698,498
      42,355  Circuit City Stores Group...............       1,405,657
     *23,159  Consolidated Stores Corp................         277,908
     *93,238  Costco Wholesale Corp...................       3,076,854
      81,376  CVS Corp................................       3,255,040
      26,030  Darden Restaurants, Inc.................         422,988
      19,548  Dillard's, Inc..........................         239,463
      68,715  Dollar General Corp.....................       1,339,943
     *44,679  Federated Department Stores, Inc........       1,507,916
     177,506  Gap, Inc. (The).........................       5,547,063
       8,125  Great Atlantic & Pacific Tea Co., Inc.
               (The)..................................         135,078
     482,546  Home Depot, Inc. (The)..................      24,097,141
    *100,408  Kmart Corp..............................         684,030
     *68,160  Kohl's Corp.............................       3,791,400
    *174,102  Kroger Co. (The)........................       3,841,125
      89,494  Limited, Inc. (The).....................       1,935,308
       8,328  Longs Drug Store Corp...................         181,134
      79,943  Lowe's Cos., Inc........................       3,282,659
      69,539  May Department Stores Co................       1,668,936
     278,913  McDonald's Corp.........................       9,186,697
      28,157  Nordstrom, Inc..........................         679,288
     *66,121  Office Depot, Inc.......................         413,256
      54,459  Penney (J.C.) Co., Inc..................       1,004,088
      39,030  RadioShack Corp.........................       1,849,046
      54,143  Rite Aid Corp...........................         355,313
      73,639  Sears Roebuck & Co......................       2,402,472
      34,151  Sherman-Williams Co. (The)..............         723,574
    *101,114  Staples, Inc............................       1,554,628
     *37,900  Starbucks Corp..........................       1,447,306

_____________________________________ MF-27 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      95,040  Target Corp.............................  $    5,512,320
      15,400  Tiffany & Co............................       1,039,500
      62,735  TJX Cos., Inc. (The)....................       1,176,281
     *45,207  Toys R Us, Inc..........................         658,320
     *30,930  Tricon Global Restaurants, Inc..........         873,773
     929,797  Wal-Mart Stores, Inc....................      53,579,552
     210,269  Walgreen Co.............................       6,768,033
      23,596  Wendy's International, Inc..............         420,304
      30,284  Winn-Dixie Stores, Inc..................         433,440
                                                        --------------
                                                           154,087,042
                                                        --------------
              RUBBER & PLASTICS
              PRODUCTS -- 0.2%
      15,547  Cooper Tire & Rubber Co.................         172,960
      32,709  Goodyear Tire & Rubber Co. (The)........         654,180
      57,016  NIKE, Inc., Class B.....................       2,269,950
     *11,883  Reebok International Ltd................         189,385
     *17,696  Sealed Air Corp.........................         926,828
      12,188  Tupperware Corp.........................         268,136
                                                        --------------
                                                             4,481,439
                                                        --------------
              SOFTWARE & SERVICES -- 10.2%
     *73,165  3Com Corp...............................       4,216,133
      24,998  Adobe Systems, Inc......................       3,249,740
    *479,320  America Online, Inc.....................      25,284,130
      12,192  Autodesk, Inc...........................         422,910
     130,916  Automatic Data Processing, Inc..........       7,012,188
     *50,779  BMC Software, Inc.......................       1,852,640
     *38,067  Cabletron Systems, Inc..................         961,192
     *30,372  Ceridian Corp...........................         730,826
     *38,772  Citrix Systems, Inc.....................         734,245
     122,701  Computer Associates
               International, Inc.....................       6,280,757
     *34,821  Computer Sciences Corp..................       2,600,693
     *75,163  Compuware Corp..........................         779,816
      15,247  Deluxe Corp.............................         359,257
      97,206  Electronic Data Systems Corp............       4,009,748
      86,098  First Data Corp.........................       4,272,613
      62,119  IMS Health, Inc.........................       1,118,142
     *16,500  Mercury Interactive Corp................       1,596,375
  *1,098,300  Microsoft Corp..........................      87,864,000
     *20,000  NCR Corp................................         778,750
     *68,791  Novell, Inc.............................         636,317
    *592,228  Oracle Corp.............................      49,784,166
     *57,677  Parametric Technology Corp..............         634,447
     *57,492  PeopleSoft, Inc.........................         962,991
     *12,300  Sapient Corp............................       1,315,331
     *41,800  Siebel Systems, Inc.....................       6,836,913
    *331,042  Sun Microsystems, Inc...................      30,104,132
     *65,097  Unisys Corp.............................         947,975
     *81,600  VERITAS Software, Corp..................       9,222,075
    *113,316  Yahoo!, Inc.............................      14,037,020
                                                        --------------
                                                           268,605,522
                                                        --------------
              TRANSPORTATION -- 2.2%
     *31,390  AMR Corp................................         829,873
     189,327  Boeing Co. (The)........................       7,916,235
      18,600  Brunswick Corp..........................         308,063
      89,415  Burlington Northern Santa Fe Corp.......       2,050,957
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     126,198  Carnival Corp...........................  $    2,460,861
      45,609  CSX Corp................................         966,341
      31,676  Dana Corp...............................         671,135
     117,478  Delphi Automotive Systems Corp..........       1,710,773
      25,557  Delta Air Lines, Inc....................       1,292,226
     *60,389  FedEx Corp..............................       2,294,782
     251,541  Ford Motor Co...........................      10,816,263
      41,949  General Dynamics Corp...................       2,191,835
     111,300  General Motors Corp.....................       6,462,356
      37,033  Genuine Parts Co........................         740,660
      22,558  Goodrich (B.F.) Co. (The)...............         768,382
      63,500  Harley-Davidson, Inc....................       2,444,750
      18,586  ITT Industries, Inc.....................         564,550
      23,360  Kansas City Southern
               Industries, Inc........................       2,071,740
     *12,916  Navistar International Corp.............         401,203
      79,940  Norfolk Southern Corp...................       1,189,108
      14,526  Northrop Grumman Corp...................         962,348
      16,155  PACCAR, Inc.............................         641,152
     *26,922  Sabre Group Corp........................         767,277
     103,542  Southwest Airlines Co...................       1,960,827
      30,089  Textron, Inc............................       1,634,209
      25,595  TRW, Inc................................       1,110,183
      51,807  Union Pacific Corp......................       1,926,573
     *13,933  US Airways Group, Inc...................         543,387
     *27,135  Visteon Corp............................         329,012
                                                        --------------
                                                            58,027,061
                                                        --------------
              UTILITIES -- 2.0%
     *88,642  AES Corp. (The).........................       4,044,291
     *39,414  Allied Waste Industries, Inc............         394,140
      28,747  Ameren Corp.............................         970,211
      67,145  American Electric Power Co., Inc........       1,989,171
     *33,520  C P & L Energy, Inc.....................       1,070,545
      33,318  CINergy Corp............................         847,527
      22,885  CMS Energy Corp.........................         506,331
      16,967  Columbia Energy Group...................       1,113,459
      44,520  Consolidated Edison, Inc................       1,318,905
      31,287  Constellation Energy Group, Inc.........       1,018,783
      49,553  Dominion Resources, Inc.................       2,124,585
      29,873  DTE Energy Co...........................         912,994
      76,641  Duke Energy Corp........................       4,320,636
       5,687  Eastern Enterprises.....................         358,281
      69,431  Edison International....................       1,423,336
      48,242  El Paso Energy Corp.....................       2,457,327
      48,004  Entergy Corp............................       1,305,109
      48,262  FirstEnergy Corp........................       1,128,124
      20,620  Florida Progress Corp...................         966,563
      37,384  FPL Group, Inc..........................       1,850,508
      25,509  GPU, Inc................................         690,337
      24,275  New Century Energies, Inc...............         728,250
     *36,100  Niagara Mohawk Power Corp...............         503,144
       9,754  NICOR, Inc..............................         318,224
      32,702  Northern States Power Co................         660,172
       6,203  ONEOK, Inc..............................         160,890
      35,408  PECO Energy Co..........................       1,427,385
       7,416  Peoples Energy Corp.....................         240,093
      80,351  PG&E Corp...............................       1,978,643
      17,776  Pinnacle West Capital Corp..............         602,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-28 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      30,214  PPL Corp................................  $      662,820
      45,214  Public Service Enterprise
               Group, Inc.............................       1,565,535
      61,656  Reliant Energy, Inc.....................       1,822,706
      42,600  Sempra Energy...........................         724,200
     135,426  Southern Co.............................       3,157,119
      55,115  Texas Utilities Co......................       1,625,893
      37,108  Unicom Corp.............................       1,435,616
     129,499  Waste Management, Inc...................       2,460,481
      92,314  Williams Cos., Inc. (The)...............       3,848,340
                                                        --------------
                                                            54,732,836
                                                        --------------
              Total common stocks.....................  $2,621,673,999
                                                        ==============

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 0.5%
              U.S. TREASURY BILLS -- 0.0%
$  1,000,000  5.82% due 09/07/00......................  $      989,330
                                                        --------------
              REPURCHASE AGREEMENT -- 0.5%
  12,681,000  Interest in $320,669,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.436% due 07/03/00;
              maturity amount $12,687,802
              (Collateralized by $151,504,351 U.S.
              Treasury Bonds 8.125% due 05/15/21,
              $171,295,551 U.S. Treasury Inflation-
              Indexed Securities 3.625% due
              05/15/02)...............................      12,681,000
                                                        --------------
              Total short-term securities.............  $   13,670,330
                                                        ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,659,749,410)...........................   99.7% $2,621,673,999
Total short-term securities (cost
 $13,670,330)..............................    0.5      13,670,330
                                             -----  --------------
Total investment in securities (total cost
 $1,673,419,740)...........................  100.2   2,635,344,329
Cash, receivables and other assets.........    0.1       3,874,276
Securities lending collateral..............    2.1      54,357,458
Payable for securities purchased...........   (0.3)    (11,932,888)
Payable for fund shares redeemed...........   (0.0)       (809,683)
Securities lending collateral payable to
 brokers...................................   (2.1)    (54,357,458)
Other liabilities..........................   (0.0)        (13,523)
                                             -----  --------------
Net assets.................................  100.0% $2,626,462,511
                                             =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 637,304,857
 shares outstanding...............................  $  63,730,486
Capital surplus...................................  1,595,695,950
Accumulated undistributed net investment income...      9,767,523
Accumulated net realized loss on investments......     (4,620,493)
Unrealized appreciation of investments............    961,924,589
Unrealized depreciation of futures
 contracts ++.....................................        (35,544)
                                                    -------------
Net assets........................................  $2,626,462,511
                                                    =============

Class IA
Net asset value per share ($2,622,420,196  DIVIDED BY
 636,323,098 shares outstanding) (1,500,000,000 shares
 authorized)..............................................  $4.12
                                                            ====
Class IB
Net asset value per share ($4,042,315  DIVIDED BY 981,759
 shares outstanding) (500,000,000 shares authorized)......  $4.12
                                                            ====

  *  Non-income producing during the period.
 ++ The Fund had 12 Standard & Poor's 500 September 2000 Futures contracts open as of June 30, 2000. These contracts had a value of $4,404,300 as of June 30, 2000 and were collateralized by various U.S. Treasury Bills with a market value of $989,330.

_____________________________________ MF-29 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
ASSET-BACKED SECURITIES -- 1.0%
$     -1,020,000  AESOP Funding II LLC, Series 1997-1A,     $  1,018,878
                   Class A1
                    6.22% due 10/20/01....................
         500,000  Capital Auto Receivables Asset Trust,          496,095
                   Series 1999-2, Class A3
                    6.25% due 03/15/03....................
           6,170  Daimler-Benz Vehicle Owner Trust,                6,170
                   Series 1998-A, Class A2
                    5.23% due 12/20/01....................
         173,305  Ford Credit Auto Owner Trust,                  172,778
                   Series 1999-B, Class A3
                    5.47% due 09/15/01....................
       1,149,043  Ford Credit Auto Owner Trust,                1,145,090
                   Series 1999-D, Class A3
                    6.20% due 04/15/02....................
       1,000,000  SLM Student Loan Trust, Series 2000-2,         999,390
                   Class A1L
                    6.406% due 07/25/08...................
         532,085  USAA Auto Loan Grantor Trust,                  525,339
                   Series 1999-1, Class A
                    6.10% due 02/15/06....................
                                                            ------------
                  Total asset-backed securities...........  $  4,363,740
                                                            ============
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
         200,000  Chase Manhattan Auto Trust,               $    199,128
                   Series 1997-B, Class A5
                    6.60% due 03/15/02....................
       1,500,000  Chase Manhattan Credit Card Master           1,497,420
                   Trust, Series 1996-3, Class A
                    7.04% due 02/15/05....................
        -660,000  GS Mortgage Security Corp. II,                 660,000
                   Series 2000-GSFL, Class A
                    6.80% due 08/15/04....................
         660,000  Honda Auto Lease Trust, Series 1999-A,         655,354
                   Class A5
                    6.65% due 07/15/05....................
         159,025  NewCourt Equipment Trust Securities,           158,883
                   Series 1999-1, Class A2
                    6.31% due 08/20/01....................
        -351,001  SASCO Floating Rate Commercial Mortgage,       351,344
                   Series 1999-C3, Class A
                    7.008% due 11/20/01...................
                                                            ------------
                  Total collateralized mortgage             $  3,522,129
                  obligations.............................
                                                            ============

     SHARES
----------------
COMMON STOCKS -- 50.7%
                  AUSTRALIA -- 0.6%
          42,103  News Corp., Ltd. ADR (Media &
                   Entertainment).........................  $  2,294,455
                  BELGIUM -- 0.5%
           1,900  Compagnie Luxembourgeoise pour
                   l'Audio-Visuel et la Finance
                   (Audiofina) (Media & Entertainment)....       245,878
          42,800  Lernout & Hauspie Speech Products N.V.
                   (Electronics)..........................     1,885,875
                                                            ------------
                                                               2,131,753
                                                            ------------
                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
                  CANADA -- 1.1%
          56,200  Alcan Aluminum Ltd. (Metals, Minerals &
                   Mining)................................  $  1,744,788
           5,400  Nortel Networks Corp.
                   (Communications).......................       374,294
          34,600  Nortel Networks Holdings Corp.
                   (Communications).......................     2,361,450
                                                            ------------
                                                               4,480,532
                                                            ------------
                  CHINA -- 0.7%
          *4,700  China Mobile (Hong Kong) Ltd. ADR
                   (Communications).......................       835,719
         *52,800  China Unicom Ltd. ADR (Software &
                   Services)..............................     1,122,000
         *43,700  PetroChina Co., Ltd. (Energy &
                   Services)..............................       914,969
                                                            ------------
                                                               2,872,688
                                                            ------------
                  CZECH REPUBLIC -- 0.1%
          36,300  Cesky Telecom (Communications)..........       610,766
                                                            ------------
                  FINLAND -- 1.2%
          74,972  Nokia Oyj (Communications)..............     3,841,309
          42,199  UPM-Kymmene Group (Forest & Paper
                   Products)..............................     1,051,739
                                                            ------------
                                                               4,893,048
                                                            ------------
                  FRANCE -- 6.9%
          13,640  Air Liquids S.A. (Chemicals)............     1,786,067
          44,100  Alcatel (Communications)................     2,904,208
          71,857  Aventis S.A. (Drugs)....................     5,265,978
          18,840  AXA (Financial Services)................     2,979,870
          23,240  BNP Paribas (Financial Services)........     2,245,583
           4,579  Canal Plus S.A. (Media &
                   Entertainment).........................       772,531
           4,500  Castorama Dubois Investissement S.A.
                   (Retail)...............................     1,117,235
           6,500  France Telecom S.A. (Communications)....       912,193
           1,400  L'Oreal (Consumer Non-Durables).........     1,217,216
          11,500  Pinault-Printemps - Redoute S.A.
                   (Retail)...............................     2,565,232
           4,782  Thomson Multimedia (Media &
                   Entertainment).........................       310,793
          33,966  Total Fina S.A., B Shares (Energy &
                   Services)..............................     5,229,045
          17,500  Vivendi S.A. (Media & Entertainment)....     1,550,877
                                                            ------------
                                                              28,856,828
                                                            ------------
                  GERMANY -- 4.0%
          52,941  BASF AG (Chemicals).....................     2,156,817
         106,200  Bayerische Motoren Werke (BMW) AG
                   (Transportation).......................     3,247,489
          21,200  Deutsche Bank AG (Financial Services)...     1,779,199
         *12,000  Infineon Technologies AG (Software &
                   Services)..............................       982,362
          23,647  Linde AG (Machinery)....................       958,846
          45,700  RWE AG (Utilities)......................     1,557,357
           2,457  SAP AG (Software & Services)............       461,159
          37,316  Siemens AG (Electronics)................     5,608,847
                                                            ------------
                                                              16,752,076
                                                            ------------
                  HONG KONG -- 1.2%
         271,000  Cheung Kong (Holdings) Ltd. (Real
                   Estate)................................     2,998,544
         454,800  Hong Kong Telecommunications
                   (Communications).......................     1,000,614

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-30 ____________________________________

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)
             HONG KONG -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
         116,000  Sun Hung Kai Properties (Real Estate)...  $    833,351
                                                            ------------
                                                               4,832,509
                                                            ------------
                  INDIA -- 0.3%
          29,900  ICICI Ltd. (Financial Services).........       560,625
         -39,200  Videsh Sanchar Nigam Ltd.
                   (Communications).......................       612,500
                                                            ------------
                                                               1,173,125
                                                            ------------
                  IRELAND -- 0.2%
          87,014  Allied Irish Banks PLC (Financial
                   Services)..............................       784,060
                                                            ------------
                  ITALY -- 1.8%
          70,370  Mediaset S.p.A. (Media &
                   Entertainment).........................     1,079,295
         119,900  San Paolo - IMI S.p.A. (Financial
                   Services)..............................     2,136,638
         262,500  Telecom Italia Mobile S.p.A.
                   (Communications).......................     2,692,437
         105,444  Telecom Italia S.p.A. (Communications)..     1,455,515
                                                            ------------
                                                               7,363,885
                                                            ------------
                  JAPAN -- 10.2%
         144,000  Asahi Glass Co., Ltd. (Consumer
                   Durables)..............................     1,612,831
          37,000  Canon, Inc. (Computers & Office
                   Equipment).............................     1,846,476
          92,000  Dai Nippon Printing Co., Ltd. (Media &
                   Entertainment).........................     1,625,194
          64,000  Fujisawa Pharmaceutical Co. (Drugs).....     2,595,048
          25,000  Hoya Corp. (Medical Instruments &
                   Supplies)..............................     2,244,770
          33,400  Matsumotokiyoshi Co., Ltd. (Retail).....     3,510,423
           7,000  Matsushita Communication Industrial Co.,
                   Ltd. (Communications)..................       819,081
          53,000  Minebea Co., Ltd. (Electronics).........       666,248
         108,000  Mitsubishi Electric Corp.
                   (Electronics)..........................     1,171,855
          83,000  NEC Corp. (Electronics).................     2,612,345
         147,000  Nikko Securities Co., Ltd. (Financial
                   Services)..............................     1,458,864
             217  Nippon Telegraph & Telephone Corp.
                   (Communications).......................     2,891,925
              39  NTT Mobile Communication Network, Inc.
                   (Media & Entertainment)................     1,057,924
          78,000  Omron Corp. (Electrical Equipment)......     2,123,221
          21,000  Promise Co., Ltd. (Financial
                   Services)..............................     1,663,303
         106,000  Ricoh Co., Ltd. (Media &
                   Entertainment).........................     2,249,212
          11,000  Softbank Corp. (Software & Services)....     1,497,143
          13,800  Sony Corp. (Media & Entertainment)......     1,291,286
          46,000  Takeda Chemical Industries Ltd.
                   (Drugs)................................     3,026,044
         135,000  Tokyo Style Co., Ltd. (Apparel &
                   Textile)...............................     1,275,974
         195,000  Toshiba Corp. (Computers & Office
                   Equipment).............................     2,206,160
          14,400  Uni-Charm Corp. (Consumer Non-
                   Durables)..............................       873,787
          36,000  Yamanouchi Pharmaceuticals Co., Ltd.
                   (Drugs)................................     1,970,104
                                                            ------------
                                                              42,289,218
                                                            ------------
                  MEXICO -- 0.8%
        *681,200  Cifra S.A. de CV (Retail)...............  $  1,598,641
                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

             MEXICO -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
          22,700  Fomento Economico Mexicano S.A. de C.V.
                   (Food, Beverage & Tobacco).............       977,519
         *13,800  Grupo Financiero - Banacci (Financial
                   Services)..............................        58,883
          12,200  Telefonos de Mexico S.A. ADR
                   (Communications).......................       696,925
                                                            ------------
                                                               3,331,968
                                                            ------------
                  NETHERLANDS -- 3.8%
         *64,500  Aegon N.V. (Financial Services).........     2,304,366
           6,157  Heineken N.V. (Food, Beverage &
                   Tobacco)...............................       376,255
          42,191  ING Groep N.V. (Financial Services).....     2,863,423
          24,600  Koninklijke KPN N.V. (Communications)...     1,104,783
          74,240  Koninklijke Philips Electronics N.V.
                   (Electronics)..........................     3,515,583
          62,500  Royal Dutch Petroleum Co. (Energy &
                   Services)..............................     3,900,259
           8,600  Royal Dutch Petroleum Co. ADR (Energy &
                   Services)..............................       529,438
          12,600  STMicroelectronics N.V. (Electronics)...       797,163
          22,200  United Pan-Europe Communications N.V.
                   ADR (Media & Entertainment)............       599,400
                                                            ------------
                                                              15,990,670
                                                            ------------
                  SINGAPORE -- 0.3%
         131,250  Overseas-Chinese Banking Corp., Ltd.
                   (Financial Services)...................       903,352
         103,922  Overseas Union Bank Ltd. (Financial
                   Services)..............................       402,710
                                                            ------------
                                                               1,306,062
                                                            ------------
                  SOUTH KOREA -- 1.0%
           6,940  Korea Telecom Corp.(Communications).....       611,225
          11,880  Korea Telecom Corp. ADR
                   (Communications).......................       574,695
           8,810  Samsung Electronics (Electronics).......     2,915,627
                                                            ------------
                                                               4,101,547
                                                            ------------
                  SPAIN -- 3.0%
          47,500  Banco Popular Espanol S.A. (Financial
                   Services)..............................     1,475,268
         264,900  Banco Santander Central Hispano S.A.
                   (Financial Services)...................     2,805,929
         139,900  Endesa S.A. (Utilities).................     2,721,023
          20,200  Endesa S.A. ADR (Utilities).............       393,900
         *-5,167  Groupo Prisa S.A. (Media &
                   Entertainment).........................       120,359
         108,200  Repsol YPF S.A. (Energy & Services).....     2,162,548
          46,561  Telefonica S.A. (Communications)........     2,982,814
                                                            ------------
                                                              12,661,841
                                                            ------------
                  SWEDEN -- 1.3%
         273,430  Skandinaviska Enskilda, Class A
                   (Financial Services)...................     3,257,819
         111,240  Telefonaktiebolaget LM Ericsson AB
                   (Communications).......................     2,213,201
                                                            ------------
                                                               5,471,020
                                                            ------------
                  SWITZERLAND -- 1.7%
             690  Holderbank Financiere Glarus AG (Bearer)
                   (Consumer Durables)....................       848,675
           2,565  Nestle S.A. (Food, Beverage & Tobacco)..  $  5,150,301

_____________________________________ MF-31 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)
             SWITZERLAND -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
             690  Novartis AG (Drugs).....................     1,096,488
                                                            ------------
                                                               7,095,464
                                                            ------------
                  THAILAND -- 0.2%
         *17,000  Siam Cement Co. (Consumer Durables).....       318,991
        *747,367  Siam Commercial Bank (Financial
                   Services)..............................        87,636
        *478,600  Thai Farmers Bank (Financial Services)..       402,659
                                                            ------------
                                                                 809,286
                                                            ------------
                  UNITED KINGDOM -- 9.8%
         132,300  Abbey National PLC (Financial
                   Services)..............................     1,582,281
          78,900  AstraZeneca Group PLC ADR (Drugs).......     3,686,123
          82,400  Barclays PLC (Financial Services).......     2,045,823
         464,980  BP Amoco PLC (Energy & Services)........     4,462,934
         468,636  British Airways PLC (Transportation)....     2,697,751
         267,900  British American Tobacco PLC (Food,
                   Beverage & Tobacco)....................     1,792,635
         146,844  Cable & Wireless PLC (Utilities)........     2,494,285
         *49,446  COLT Telecom Group PLC
                   (Communications).......................     1,643,095
          51,200  III Group PLC (Financial Services)......     1,051,058
         348,800  Invensys PLC (Electrical Equipment).....     1,308,239
          56,533  Lloyds TSB Group PLC (Financial
                   Services)..............................       535,764
         107,300  Marconi PLC (Communications)............     1,394,559
         174,215  Prudential Corp. PLC (Financial
                   Services)..............................     2,553,040
         108,370  Psion PLC GBP (Software & Services).....     1,044,250
         587,600  Smith & Nephew PLC (Medical
                   Instruments & Supplies)................     2,134,961
          64,400  SmithKline Beecham PLC (Drugs)..........       846,257
          24,700  SmithKline Beecham PLC ADR, Class A
                   (Drugs)................................     1,610,131
         176,880  Standard Chartered PLC (Financial
                   Services)..............................     2,199,800
         244,200  Tomkins PLC (Food, Beverage &
                   Tobacco)...............................       787,449
       1,059,264  Vodafone AirTouch PLC
                   (Communications).......................     4,297,699
         109,900  Williams PLC (Business Services)........       636,394
                                                            ------------
                                                              40,804,528
                                                            ------------
                  Total common stocks.....................  $210,907,329
                                                            ============
   PRINCIPAL
     AMOUNT
   (IN LOCAL
   CURRENCY)
----------------
CORPORATE NOTES -- 5.5%
                  AUSTRALIA -- 0.2%
$      1,000,000  National Australia Bank (Financial
                   Services)
                    6.098% due 02/12/02...................  $    997,651
                  GERMANY -- 0.6%
$      1,500,000  Bayerische Hypo Vereinsbank AG
                   (Financial Services)
                    7.25% due 05/14/01....................     1,500,900

   PRINCIPAL
     AMOUNT
   (IN LOCAL                                                   MARKET
   CURRENCY)                                                   VALUE
----------------                                            ------------
CORPORATE NOTES -- (CONTINUED)
                  GERMANY -- (CONTINUED)
-      1,900,000  Toyota Motor Credit Corp. (Financial
                   Services)
                    5.375% due 12/28/01...................  $    930,525
                                                            ------------
                                                               2,431,425
                                                            ------------
                  JAPAN -- 1.0%
-    460,000,000  KFW International Finance, Inc.
                   (Financial Services)
                    1.00% due 12/20/04....................     4,368,199
                                                            ------------
                  NETHERLANDS -- 0.2%
$        750,000  Bank Nederlandse Gemeenten N.V.
                   (Financial Services)
                    3.25% due 07/16/01....................       721,268
                                                            ------------
                  SWEDEN -- 0.4%
$      1,500,000  Svenska Handelsbanken (Financial
                   Services)
                    6.60% due 03/07/01....................     1,494,062
                                                            ------------
                  UNITED KINGDOM -- 0.6%
-        525,000  British Gas PLC (Energy & Services)
                    5.3.75% due 12/07/09..................       707,814
-      1,100,000  European Investment Bank (Financial
                   Services)
                    7.625% due 12/07/06...................     1,760,910
                                                            ------------
                                                               2,468,724
                                                            ------------
                  UNITED STATES OF AMERICA -- 2.5%
$        700,000  American General Finance Corp.
                   (Financial Services)
                    6.875% due 12/14/01...................       694,655
-        500,000  Federal Home Loan Bank (Financial
                   Services)
                    5.625% due 06/10/03...................       738,669
-      1,300,000  Federal Home Loan Mortgage Association
                   (Financial Services)
                    5.50% due 12/07/03....................     1,906,468
-        705,000  General Electric Capital Corp.
                   (Financial Services)
                    5.125% due 01/12/04...................     1,015,210
$        341,000  General Electric Capital Corp.
                   (Financial Services)
                    7.375% due 05/09/01...................       341,273
$      1,000,000  General Electric Capital Corp.
                   (Financial Services)
                    7.38% due 05/23/01....................     1,001,525
-        350,000  General Motors Acceptance Corp.
                   (Financial Services)
                    6.875% due 09/09/04...................       531,109
$      1,550,000  International Bank for Reconstruction &
                   Development (Financial Services)
                    5.625% due 04/23/01...................     1,531,555
$        816,000  Morgan Guaranty Trust (Financial
                   Services)
                    6.375% due 03/26/01...................       810,737
$        800,000  Wells Fargo & Co. (Financial Services)
                    6.35% due 09/15/01....................       801,139
$      1,230,000  Worldcom, Inc. (Communications)
                    6.125% due 08/15/01...................     1,214,418
                                                            ------------
                                                              10,586,758
                                                            ------------
                  Total corporate notes...................  $ 23,068,086
                                                            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-32 ____________________________________

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.2%
$        750,000  Daimler Chrysler Auto Trust,
                   Series 2000-A, Class A2
                    6.76% due 01/06/03....................  $    747,435
                                                            ------------
                  Total enhanced equipment trust
                  certificates............................  $    747,435
                                                            ============
   PRINCIPAL
     AMOUNT
   (IN LOCAL
   CURRENCY)
----------------
FOREIGN GOVERNMENT BONDS -- 20.4%
-     17,800,000  Denmark Kingdom
                    7.00% due 07/15/04....................  $  2,387,925
-      4,000,000  Deutschland Republic
                    4.50% due 07/04/09....................     3,639,187
-      4,000,000  Deutschland Republic
                    6.00% due 02/16/06....................     3,988,497
-      3,200,000  Deutschland Republic
                    6.25% due 01/04/24....................     3,325,154
-      5,000,000  Deutschland Republic
                    6.875% due 05/12/05...................     5,146,665
-      4,000,000  Finland Republic
                    5.75% due 02/23/11....................     3,935,966
-      3,000,000  France BTAN
                    3.00% due 07/12/01....................     2,821,127
-      6,000,000  France BTAN
                    4.50% due 07/12/03....................     5,663,536
-      7,000,000  France BTAN
                    5.75% due 02/23/11....................     6,325,968
-      5,750,000  France O.A.T.
                    6.00% due 10/25/25....................     5,726,851
-    750,000,000  Hellenic Republic
                    6.50% due 01/11/14....................     2,190,231
-        381,000  Iceland Republic
                    8.75% due 05/12/03....................       604,684
-      5,700,000  Italy BTPS
                    4.00% due 07/15/04....................     5,216,986
-      1,750,000  Italy BTPS
                    4.50% due 05/01/09....................     1,558,762
-      7,500,000  Italy BTPS
                    4.75% due 07/01/05....................     7,016,871
-        568,102  Italy BTPS
                    6.50% due 11/01/27....................       585,201
-    473,900,000  JAPAN #213
                    1.40% due 06/22/09....................     4,334,466
-    310,000,000  JAPAN #215
                    1.90% due 09/21/09....................     2,977,481
-    260,000,000  JAPAN #184
                    2.90% due 12/20/05....................     2,665,576
-     12,200,000  Norway Kingdom
                    5.50% due 05/15/09....................     1,362,381
-      4,290,000  Republic of South Africa
                    13.00% due 08/31/10...................       592,496
-      9,000,000  Spanish Kingdom
                    4.25% due 07/30/02....................     8,484,951
-     10,500,000  Sweden Kingdom #1034
                    9.00% due 04/20/09....................     1,503,627
-        900,000  U.K. Treasury Gilt
                    5.75% due 12/07/09....................     1,422,460
-        800,000  U.K. Treasury Gilt
                    7.75% due 09/08/06....................     1,346,038
                                                            ------------
                  Total foreign government bonds..........  $ 84,823,087
                                                            ============

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.8%
                  FEDERAL HOME LOAN MORTGAGE ASSOCIATION
                  -- 0.9%
$      1,099,950    7.00% due 09/01/29 - 01/01/30.........  $  1,062,971
       2,744,619    7.11% due 10/15/29....................     2,808,374
                                                            ------------
                                                               3,871,345
                                                            ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                  -- 0.6%
       2,368,062    7.50% due 10/15/29....................     2,352,898
                                                            ------------
                  U.S. TREASURY BONDS -- 0.1%
         575,000    6.50% due 02/15/10....................       594,586
                                                            ------------
                  U.S. TREASURY NOTES -- 0.2%
         910,000    5.50% due 01/31/03....................       890,947
                                                            ------------
                  Total U.S. treasuries & federal
                  agencies................................  $  7,709,776
                                                            ============
SHORT-TERM SECURITIES -- 21.3%
                  COMMERCIAL PAPER -- 4.4%
       4,500,000  British Telecommunications
                    6.18% due 11/15/00....................  $  4,395,712
       1,500,000  Delaware Funding
                    6.744% due 07/24/00...................     1,494,208
       1,500,000  du Pont (E.I.) de Nemours & Co.
                    6.53% due 07/17/00....................     1,496,118
       2,200,000  Falcon Asset Security
                    6.746% due 07/14/00...................     2,195,563
       1,450,000  Falcon Asset Security
                    6.795% due 08/25/00...................     1,435,847
       2,000,000  France Telecom S.A.
                    6.716% due 07/12/00...................     1,996,710
       1,500,000  Halifax PLC
                    6.803% due 09/06/00...................     1,482,125
       1,500,000  Island Finance
                    6.769% due 07/24/00...................     1,494,216
       2,200,000  Scripps (E.W.) Co. (The)
                    6.16% due 07/18/00....................     2,194,353
                                                            ------------
                                                              18,184,852
                                                            ------------
                  CORPORATE BONDS -- 2.5%
         670,000  Bayerische Hypo Vereinsbank AG
                    6.375% due 09/06/00...................       668,398
       1,000,000  Columbia/HCA Healthcare Corp.
                    5.89% due 12/15/00....................       995,888
       2,000,000  General Motors Acceptance Corp.
                    6.90% due 07/05/00....................     2,000,000
       1,734,000  Inter-American Development Bank
                    6.375% due 08/01/09...................     1,732,476
         844,000  International Bank for Reconstruction &
                   Development
                    6.00% due 08/22/00....................       842,734
       1,000,000  KFW International Finance, Inc.
                    5.75% due 12/01/00....................       993,315
       3,000,000  Prudential Funding Corp.
                    6.13% due 12/21/00....................     2,998,500
         300,000  Statoil
                    6.25% due 10/10/00....................       299,311
                                                            ------------
                                                              10,530,622
                                                            ------------
                  U.S. TREASURY BILLS -- 0.4%
       1,800,000    5.57% due 07/27/00....................     1,793,316
                                                            ------------

_____________________________________ MF-33 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------

SHORT-TERM SECURITIES -- (CONTINUED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
                  REPURCHASE AGREEMENT -- 14.0%
$     58,138,000  Interest in $2,066,447,000 joint
                  repurchase agreement dated 06/30/00 with
                  State Street Bank, 6.598% due 07/03/00;
                  maturity amount $58,169,967
                  (Collateralized by $125,835,832 U.S.
                  Treasury Notes 5.50% - 7.875% due
                  08/31/01 - 11/15/04, $1,943,730,718 U.S.
                  Treasury Bonds 5.25% - 10.625% due
                  08/15/15 - 02/15/29)....................  $ 58,138,000
                                                            ------------
                  Total short-term securities.............  $ 88,646,790
                                                            ============


DIVERSIFICATION OF NET ASSETS:
Total asset-backed securitities (cost
 $4,375,885).................................    1.0% $ 4,363,740
Total collateralized mortgage obligations
 (cost $3,518,080)...........................    0.8    3,522,129
Total common stocks (cost $186,246,407)......   50.7  210,907,329
Total corporate notes (cost $23,850,678).....    5.5   23,068,086
Total enhanced equipment trust certificates
 (cost $747,736).............................    0.2      747,435
Total foreign government bonds (cost
 $86,443,074)................................   20.4   84,823,087
Total U.S. treasuries & federal agencies
 (cost $7,654,083)...........................    1.8    7,709,776
Total short-term securities (cost
 $88,651,404)................................   21.3   88,646,790
                                               -----  -----------
Total investment in securities (total cost
 $401,487,347)...............................  101.7  423,788,372
Cash, receivables and other assets...........    3.7   15,534,136
Securities lending collateral................    2.7   11,048,701
Payable for securities purchased.............   (4.3) (18,309,045)
Payable for fund shares redeemed.............   (0.9)  (3,658,025)
Securities lending collateral payable to
 brokers.....................................   (2.7) (11,048,701)
Other liabilities............................   (0.2)  (1,323,865)
                                               -----  -----------
Net assets...................................  100.0% $416,031,573
                                               =====  ===========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
 750,000,000 shares authorized; 327,683,375
 shares outstanding..........................  $32,768,338
Capital surplus..............................  336,472,756
Accumulated undistributed net investment
 income......................................    4,010,344
Accumulated undistributed net realized gain
 on investments..............................   23,850,123
Unrealized appreciation of investments.......   22,301,024
Unrealized depreciation of futures
 contracts -.................................     (111,273)
Unrealized depreciation of forward foreign
 currency contracts (See Note 2)w............   (3,263,767)
Unrealized appreciation of other assets and
 liabilities in foreign currencies...........        4,028
                                               -----------
Net assets, applicable to shares
 outstanding.................................  $416,031,573
                                               ===========

Class IA
Net asset value per share ($414,486,740  DIVIDED BY
 326,465,403 shares outstanding) (562,500,000 shares
 authorized)...............................................  $1.27
                                                             ====
Class IB
Net asset value per share ($1,544,833  DIVIDED BY 1,217,972
 shares outstanding) (187,500,000 shares authorized).......  $1.27
                                                             ====


DIVERSIFICATION BY INDUSTRY:
Apparel & Textile............................    0.3% $ 1,275,974
Business Services............................    0.2      636,394
Chemicals....................................    0.9    3,942,884
Communications...............................    8.9   36,831,008
Computers & Office Equipment.................    1.0    4,052,636
Consumer Durables............................    0.7    2,780,497
Consumer Non-Durables........................    0.5    2,091,003
Drugs........................................    4.8   20,096,174
Electrical Equipment.........................    0.8    3,431,460
Electronics..................................    4.6   19,173,542
Energy & Services............................    4.1   17,199,192
Financial Services...........................    9.2   38,137,955
Food, Beverage & Tobacco.....................    2.2    9,084,159
Forest & Paper Products......................    0.3    1,051,739
Machinery....................................    0.2      958,846
Media & Entertainment........................    3.2   13,197,204
Medical Instruments & Supplies...............    1.1    4,379,731
Metals, Minerals & Mining....................    0.4    1,744,788
Real Estate..................................    0.9    3,831,895
Retail.......................................    2.1    8,791,531
Software & Services..........................    1.2    5,106,914
Transportation...............................    1.4    5,945,239
Utilities....................................    1.7    7,166,564
                                               -----  -----------
Total common stocks..........................   50.7% $210,907,329
                                               =====  ===========
Communications...............................    0.3% $ 1,214,418
Energy & Services............................    0.2      707,814
Financial Services...........................    5.0   21,145,854
                                               -----  -----------
Total corporate notes........................    5.5% $23,068,086
                                               =====  ===========

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $2,763,081 or 0.7% of net assets.
  -  German Mark
  -  Danish Krone
  -  Euro
  -  British Pound
  -  Greek Drachma
  -  Japanese Yen
  -  Norwegian Kroner
  -  Swedish Krona
  -  South African Rand
  -  U.S. Dollars

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-34 ____________________________________

- The Fund had 28 September 2000 NEW FTSE 100 Index future contracts, 1 September 2000 S&P/Toronto Stock Exchange 60 Index futures contracts, 3 September 2000 ASX All Ordinaries Share Price Index futures contracts, 5 September 2000 TSE 5 year JGB Index futures contracts, 16 September 2000 TSE 10 year JGB Index futures contracts, 23 September 2000 TSE Tokyo Price Index futures contracts, 68 July 2000 OMX Index futures contracts, 125
  September 2000 Dow Jones Euro STOXX 50 Index futures contracts open as of June 30, 2000. These contracts had a market value of $39,099,183 as of June 30, 2000, and were collateralized by various U.S. Treasury obligations with a market value of $1,793,316.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                      UNREALIZED
                               TOTAL        AGGREGATE    DELIVERY    APPRECIATION
DESCRIPTION                 MARKET VALUE   FACE VALUE      DATE     (DEPRECIATION)
-----------                 ------------   -----------   --------   --------------
Australian Dollar (Buy)     $   135,541    $   135,536   09/29/00    $         5
Australian Dollar (Buy)       1,111,576      1,121,506   09/29/00         (9,930)
British Pounds (Buy)          2,770,011      2,762,390   09/15/00          7,621
British Pounds (Buy)            533,155        532,645   07/05/00            510
British Pounds (Buy)          1,048,267      1,052,076   07/06/00         (3,809)
British Pounds (Sell)        10,254,553      9,968,610   11/30/00       (285,943)
British Pounds (Sell)           226,385        226,828   07/07/00            443
British Pounds (Sell)           342,479        339,018   07/03/00         (3,461)
Canadian Dollars (Buy)           81,088         81,331   09/15/00           (243)
Danish Krone (Sell)           2,434,327      2,443,427   08/14/00          9,100
EURO (Buy)                    1,554,917      1,497,779   07/18/00         57,138
EURO (Buy)                      467,372        445,415   07/18/00         21,957
EURO (Buy)                        1,431          1,401   07/17/00             30
EURO (Buy)                    1,173,125      1,161,858   07/17/00         11,267
EURO (Buy)                    2,009,572      2,002,577   07/17/00          6,995
EURO (Buy)                      663,340        659,682   07/17/00          3,658
EURO (Buy)                    2,753,282      2,749,461   10/03/00          3,821
EURO (Buy)                      445,450        444,503   07/31/00            947
EURO (Sell)                   6,512,273      6,188,216   07/17/00       (324,057)
EURO (Sell)                  54,556,503     52,152,896   07/17/00     (2,403,607)
EURO (Sell)                     591,331        565,279   07/17/00        (26,052)
EURO (Sell)                   1,146,420      1,081,487   07/17/00        (64,933)
EURO (Sell)                   2,431,134      2,378,141   07/17/00        (52,993)
EURO (Sell)                  11,481,960     11,245,800   09/08/00       (236,160)
EURO (Sell)                   4,006,746      4,015,484   07/17/00          8,738
EURO (Sell)                   1,468,883      1,481,326   07/18/00         12,443
EURO (Sell)                     878,182        859,320   07/31/00        (18,862)
EURO (Sell)                     794,066        789,287   07/05/00         (4,779)
EURO (Sell)                   1,368,966      1,377,481   09/05/00          8,515
EURO (Sell)                     805,221        790,112   07/03/00        (15,109)
Hong Kong Dollar (Sell)         305,090        305,071   07/03/00            (19)
Israeli Shekel (Buy)            681,846        683,093   09/22/00         (1,247)
Israeli Shekel (Buy)            730,549        727,096   09/22/00          3,453
Israeli Shekel (Sell)           754,901        751,479   09/22/00         (3,422)
Isreali Shekel (Buy)            673,079        688,247   09/22/00        (15,168)
Japanese Yen (Buy)            3,373,509      3,307,541   09/07/00         65,968
Japanese Yen (Buy)               42,155         42,252   07/03/00            (97)
Japanese Yen (Sell)             883,786        890,975   08/09/00          7,189
Japanese Yen (Sell)             952,155        958,186   08/09/00          6,031
Japanese Yen (Sell)             666,414        669,234   08/09/00          2,820
Japanese Yen (Sell)           1,108,007      1,117,220   07/05/00          9,213
Japanese Yen (Sell)           5,374,778      5,417,673   09/05/00         42,895
Japanese Yen (Sell)           1,071,853      1,069,065   07/05/00         (2,788)
South African Rand (Buy)         20,258         20,163   07/03/00             95
Swedish Krona (Buy)           1,059,325      1,071,808   07/28/00        (12,483)
Swedish Krona (Sell)          1,554,978      1,495,087   07/19/00        (59,891)
Swedish Krona (Sell)          1,407,229      1,392,766   07/05/00        (14,463)
Swiss Franc (Buy)                19,878         19,830   07/05/00             48
Swiss Franc (Buy)               970,304        965,001   07/03/00          5,303
Thai Baht (Sell)                741,195        740,741   08/22/00           (454)
                                                                     -----------
                                                                     $(3,263,767)
                                                                     ===========

_____________________________________ MF-35 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
ASSET-BACKED SECURITIES -- 0.3%
$         -43,000,000  AESOP Funding II LLC, Series 1998-1,
                        Class A
                         6.14% due 05/20/06....................  $   40,739,920
                                                                 --------------
                       Total asset-backed securities...........  $   40,739,920
                                                                 ==============
COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.5%
           18,000,000  Asset Securitization Corp.,
                        Series 1997-D4, Class A1D
                         7.49% due 04/14/29....................  $   18,016,272
           10,000,000  Asset Securitization Corp.,
                        Series 1997-D5, Class A1E
                         6.93% due 02/14/41....................       9,368,660
           25,000,000  Chase Commercial Mortgage Securities
                        Corp., Series 1997-1, Class A2
                         7.37% due 02/19/07....................      24,967,075
           17,225,000  First Union - Lehman Brothers Commercial
                        Mortgage Trust, Series 1997-C1,
                        Class A3
                         7.38% due 04/18/07....................      17,232,596
                                                                 --------------
                       Total commercial mortgage backed
                       securities..............................  $   69,584,603
                                                                 ==============
       SHARES
---------------------
COMMON STOCKS -- 61.0%
                       AEROSPACE & DEFENSE -- 1.0%
             *450,000  General Motors, Class H.................  $   39,487,500
            1,650,000  United Technologies Corp................      97,143,750
                                                                 --------------
                                                                    136,631,250
                                                                 --------------
                       BUSINESS SERVICES -- 0.1%
            1,256,050  ServiceMaster Co. (The).................      14,287,569
                                                                 --------------
                       CHEMICALS -- 2.0%
            2,550,000  Dow Chemical Co. (The)..................      76,978,125
              520,500  du Pont (E.I.) de Nemours & Co..........      22,771,875
            2,404,000  Pharmacia Corp..........................     124,256,750
            1,400,000  Praxair, Inc............................      52,412,500
                                                                 --------------
                                                                    276,419,250
                                                                 --------------
                       COMMUNICATIONS -- 6.6%
            2,780,000  AT&T Corp...............................      87,917,500
              *50,000  COLT Telecom Group PLC..................       1,661,504
           *2,385,900  Global Crossing Ltd.....................      62,778,994
            2,400,000  Lucent Technologies, Inc................     142,200,000
            2,200,000  Motorola, Inc...........................      63,937,500
               20,000  Nippon Telegraph & Telephone Corp.
                        ADR....................................      13,675,000
              500,000  Nortel Networks Holdings Corp...........      34,125,000
            4,125,000  SBC Communications, Inc.................     178,406,250
             *400,000  Sprint PCS Group........................      23,800,000
             *300,000  Tellabs, Inc............................      20,531,250
            1,800,000  Verizon Communications..................      91,462,500
           *4,300,000  Worldcom, Inc...........................     197,262,500
                                                                 --------------
                                                                    917,757,998
                                                                 --------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 6.1%
           *4,551,300  Cisco Systems, Inc......................     289,292,006
           *1,750,000  Dell Computer Corp......................      86,296,875
                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
              COMPUTERS & OFFICE
              EQUIPMENT -- (CONTINUED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
           *1,600,000  EMC Corp................................  $  123,100,000
              750,000  Hewlett-Packard Co......................      93,656,250
            1,540,000  International Business Machines Corp....     168,726,250
           *2,000,000  Solectron Corp..........................      83,750,000
                                                                 --------------
                                                                    844,821,381
                                                                 --------------
                       CONSUMER NON-DURABLES -- 3.7%
            1,700,000  Cardinal Health, Inc....................     125,800,000
            1,400,000  Gillette Co. (The)......................      48,912,500
            1,375,000  Procter & Gamble Co. (The)..............      78,718,750
           *3,614,000  Safeway, Inc............................     163,081,750
            2,000,000  Tyco International Ltd..................      94,750,000
                                                                 --------------
                                                                    511,263,000
                                                                 --------------
                       DRUGS -- 4.8%
            2,410,000  Abbott Laboratories.....................     107,395,625
            3,100,000  American Home Products Corp.............     182,125,000
            1,050,000  Bristol-Myers Squibb Co.................      61,162,500
            2,320,000  Merck & Co., Inc........................     177,770,000
            3,024,925  Pfizer, Inc.............................     145,196,400
                                                                 --------------
                                                                    673,649,525
                                                                 --------------
                       ELECTRICAL EQUIPMENT -- 0.8%
           *1,444,100  Teradyne, Inc...........................     106,141,350
                                                                 --------------
                       ELECTRONICS -- 5.7%
            5,400,000  General Electric Co.....................     286,200,000
            1,933,900  Intel Corp..............................     258,538,256
           *1,100,000  Micron Technology, Inc..................      96,868,750
            1,800,000  Texas Instruments, Inc..................     123,637,500
             *305,800  Vitesse Semiconductor Corp..............      22,495,413
                                                                 --------------
                                                                    787,739,919
                                                                 --------------
                       ENERGY & SERVICES -- 3.6%
              100,000  Conoco, Inc., Class B...................       2,456,250
            2,700,000  Exxon Mobil Corp........................     211,950,000
            1,300,000  Royal Dutch Petroleum Co................      80,031,250
            1,134,100  Schlumberger Ltd........................      84,632,213
            1,550,000  Texaco, Inc.............................      82,537,500
            1,375,000  Unocal Corp.............................      45,546,875
                                                                 --------------
                                                                    507,154,088
                                                                 --------------
                       FINANCIAL SERVICES -- 8.4%
            1,375,000  American International Group, Inc.......     161,562,500
            5,305,400  Associates First Capital Corp.,
                        Class A................................     118,376,737
            2,700,000  Citigroup, Inc..........................     162,675,000
            1,900,000  Fleet Boston Financial Corp.............      64,600,000
            3,150,000  Franklin Resources, Inc.................      95,681,250
              250,000  Goldman Sachs Group, Inc. (The).........      23,718,750
            2,195,000  Marsh & McLennan Cos., Inc..............     229,240,313
            1,100,000  Merrill Lynch & Co., Inc................     126,500,000
            1,750,000  State Street Corp.......................     185,609,375
                                                                 --------------
                                                                  1,167,963,925
                                                                 --------------
                       FOOD, BEVERAGE &
                       TOBACCO -- 1.2%
              600,000  Coca-Cola Co. (The).....................      34,462,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-36 ____________________________________

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE &
              TOBACCO -- (CONTINUED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
            3,100,000  PepsiCo, Inc............................  $  137,756,250
                                                                 --------------
                                                                    172,218,750
                                                                 --------------
                       FOREST & PAPER PRODUCTS -- 1.3%
            1,700,000  Kimberly-Clark Corp.....................      97,537,500
            1,950,000  Weyerhaeuser Co.........................      83,850,000
                                                                 --------------
                                                                    181,387,500
                                                                 --------------
                       MACHINERY -- 0.4%
            1,700,000  Caterpillar, Inc........................      57,587,500
                                                                 --------------
                       MEDIA & ENTERTAINMENT -- 3.1%
           *5,546,000  AT&T - Liberty Media Group, Class A.....     134,490,500
            2,700,000  Gannett Co., Inc........................     161,493,750
           *1,953,000  Viacom, Inc., Class B...................     133,170,188
                                                                 --------------
                                                                    429,154,438
                                                                 --------------
                       MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
              900,000  Guidant Corp............................      44,550,000
            1,670,000  Johnson & Johnson Co....................     170,131,250
                                                                 --------------
                                                                    214,681,250
                                                                 --------------
                       METALS, MINERALS &
                       MINING -- 1.1%
            3,200,000  Alcoa, Inc..............................      92,800,000
            1,050,000  Illinois Tool Works, Inc................      59,850,000
                                                                 --------------
                                                                    152,650,000
                                                                 --------------
                       REAL ESTATE -- 0.0%
               *6,150  Security Capital Group, Inc., Class A..        5,082,974
                                                                 --------------
                       RETAIL -- 3.9%
            2,219,600  CVS Corp................................      88,784,000
            2,400,000  Home Depot, Inc. (The)..................     119,850,000
            5,000,000  McDonald's Corp.........................     164,687,500
            3,000,000  Wal-Mart Stores, Inc....................     172,875,000
                                                                 --------------
                                                                    546,196,500
                                                                 --------------
                       SOFTWARE & SERVICES -- 5.5%
             *350,000  3Com Corp...............................      20,168,750
           *1,450,000  America Online, Inc.....................      76,487,500
            2,000,000  Automatic Data Processing, Inc..........     107,125,000
           *1,476,100  China Unicom Ltd. ADR...................      31,367,125
           *1,200,000  Computer Sciences Corp..................      89,625,000
            1,483,400  Electronic Data Systems Corp............      61,190,250
           *4,200,000  Microsoft Corp..........................     336,000,000
             *262,150  VeriSign, Inc...........................      46,269,475
                                                                 --------------
                                                                    768,233,100
                                                                 --------------
                       TRANSPORTATION -- 0.2%
           *1,181,436  Sabre Group Corp........................      33,670,926
                                                                 --------------
                       Total common stocks.....................  $8,504,692,193
                                                                 ==============

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
CORPORATE NOTES -- 16.8%
                       AEROSPACE & DEFENSE -- 0.1%
$          13,135,000  Honeywell International, Inc.
                         6.60% due 04/15/01....................  $   13,084,613
                                                                 --------------
                       CHEMICALS -- 0.6%
           20,000,000  ICI Wilmington, Inc.
                         6.95% due 09/15/04....................      19,285,320
           25,000,000  Praxair, Inc.
                         6.15% due 04/15/03....................      24,011,625
           40,000,000  Rohm & Haas Co.
                         7.40% due 07/15/09....................      39,777,240
                                                                 --------------
                                                                     83,074,185
                                                                 --------------
                       COMMUNICATIONS -- 0.2%
           40,000,000  AT&T Corp.
                         6.50% due 03/15/29....................      33,500,360
                                                                 --------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 0.7%
           50,000,000  Hewlett-Packard Co.
                         7.15% due 06/15/05....................      50,182,100
           30,000,000  International Business Machines Corp.
                         6.50% due 01/15/28....................      27,095,700
           18,000,000  Pitney Bowes, Inc.
                         5.50% due 04/15/04....................      17,175,762
                                                                 --------------
                                                                     94,453,562
                                                                 --------------
                       CONSUMER NON-DURABLES -- 0.5%
           25,000,000  Alberto Culver Co.
                         8.25% due 11/01/05....................      25,205,450
           18,000,000  Colgate-Palmolive Co.
                         5.58% due 11/06/08....................      16,242,282
          -30,000,000  Tyco International Ltd.
                         6.875% due 09/05/02...................      29,692,230
                                                                 --------------
                                                                     71,139,962
                                                                 --------------
                       DRUGS -- 0.2%
           26,000,000  American Home Products Corp.
                         7.25% due 03/01/23....................      24,792,040
           10,000,000  Zeneca Wilmington, Inc.
                         6.30% due 06/15/03....................       9,889,820
                                                                 --------------
                                                                     34,681,860
                                                                 --------------
                       EDUCATION -- 0.1%
           10,900,000  Harvard University
                         8.125% due 04/15/2007.................      11,244,985
                                                                 --------------
                       ELECTRICAL EQUIPMENT -- 0.2%
           30,000,000  Danaher Corp.
                         6.00% due 10/15/08....................      26,998,860
                                                                 --------------
                       ELECTRONICS -- 0.5%
           50,000,000  Eaton Corp.
                         6.95% due 11/15/04....................      48,573,050
           21,000,000  Motorola, Inc.
                         7.60% due 01/01/07....................      21,478,842
                                                                 --------------
                                                                     70,051,892
                                                                 --------------
                       ENERGY & SERVICES -- 0.5%
           12,250,000  BP Amoco PLC
                         6.50% due 08/01/07....................      11,782,650

_____________________________________ MF-37 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

CORPORATE NOTES -- (CONTINUED)
              ENERGY & SERVICES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          15,000,000  Husky Oil Ltd.
                         6.875% due 11/15/03...................  $   14,480,955
           15,000,000  Hydro-Quebec
                         7.375% due 02/01/03...................      15,014,700
           17,285,000  Northern Border Pipeline
                         7.75% due 09/01/09....................      16,596,245
           10,000,000  Southern California Gas Co.
                         5.75% due 11/15/03....................       9,627,070
                                                                 --------------
                                                                     67,501,620
                                                                 --------------
                       FINANCIAL SERVICES -- 8.0%
           40,000,000  ACE INA Holdings
                         8.30% due 08/15/06....................      40,288,160
           30,000,000  Allmerica Financial Corp.
                         7.625% due 10/15/25...................      26,118,480
           24,000,000  Allstate Corp. (The)
                         6.75% due 06/15/03....................      23,482,176
           26,485,000  Amerus Life Holdings
                         6.95% due 06/15/05....................      24,234,358
           21,670,000  Amvescap PLC
                         6.60% due 05/15/05....................      20,377,558
           30,000,000  Apache Finance Property Ltd.
                         7.00% due 03/15/09....................      28,503,510
           25,000,000  Associates Corp. of North America
                         6.00% due 07/15/05....................      23,219,675
           15,000,000  Associates Corp. of North America
                         6.50% due 10/15/02....................      14,700,270
           10,000,000  Bank of Boston Corp.
                         6.625% due 02/01/04...................       9,700,020
           40,000,000  Bank One Corp.
                         6.875% due 08/01/06...................      38,333,160
           20,000,000  BankAmerica Corp.
                         5.875% due 02/15/09...................      17,664,220
           14,825,000  Banponce Corp.
                         6.75% due 12/15/05....................      13,855,875
           15,000,000  Bayerische Landesbank Girozentrale (NY)
                         5.625% due 02/26/01...................      14,853,045
           25,000,000  Bayerische Landesbank Girozentrale (NY)
                         5.65% due 02/01/09....................      22,052,875
           10,000,000  Chase Manhattan Corp. (The)
                         8.50% due 02/15/02....................      10,166,800
           15,740,000  CIGNA Corp.
                         7.40% due 05/15/07....................      14,968,047
           30,000,000  Cincinnati Financial Corp.
                         6.90% due 05/15/28....................      25,311,870
           20,000,000  CIT Group, Inc. (The)
                         6.75% due 05/14/01....................      19,906,260
           20,000,000  Citigroup, Inc.
                         5.625% due 02/15/01...................      19,809,240
           10,000,000  Citigroup, Inc.
                         6.25% due 12/01/05....................       9,473,710
           24,000,000  Credit National
                         7.00% due 11/14/05....................      23,169,504
          -28,715,000  Development Bank of Singapore
                         7.875% due 08/10/09...................      28,488,238
           30,000,000  Equitable Cos., Inc.
                         7.00% due 04/01/28....................      26,311,890
      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

              FINANCIAL SERVICES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          10,000,000  Fairfax Financial Holdings
                         7.75% due 12/15/03....................  $    9,425,620
          100,000,000  Fannie Mae
                         7.25% due 01/15/10....................     100,816,400
           18,000,000  Finova Capital Corp.
                         6.39% due 10/08/02....................      15,821,766
           25,000,000  First Union National Bank
                         5.80% due 12/01/08....................      21,397,825
           20,000,000  Fleet Financial Group, Inc.
                         6.875% due 01/15/28...................      17,050,020
           20,000,000  Heller Financial, Inc.
                         6.382% due 11/10/20...................      19,954,180
           15,000,000  Home Savings of America
                         6.00% due 11/01/00....................      14,937,600
          -27,000,000  Jackson National Life Insurance Co.
                         8.15% due 03/15/27....................      24,951,969
           36,745,000  Key Bank N.A.
                         5.80% due 04/01/04....................      34,778,959
           11,400,000  Liberty Financial Co.
                         6.75% due 11/15/08....................      10,409,203
          -30,000,000  Liberty Mutual Insurance
                         8.20% due 05/04/07....................      29,494,290
          -10,000,000  Lumbermens Mutual Casualty
                         9.15% due 07/01/26....................       8,927,740
           20,000,000  Nationsbank Corp.
                         7.80% due 09/15/16....................      19,387,580
          -30,000,000  New England Mutual Life Insurance
                         7.875% due 02/15/24...................      29,457,480
           40,296,742  Postal Square LP
                         8.95% due 06/15/22....................      45,878,647
           27,600,000  Torchmark Corp.
                         8.25% due 08/15/09....................      27,811,664
           30,000,000  Toyota Motor Credit Corp.
                         5.50% due 12/15/08....................      26,401,140
           25,000,000  Transamerica Financial Corp.
                         6.125% due 11/01/01...................      24,596,625
           10,000,000  Travelers Property & Casualty
                         6.75% due 04/15/01....................       9,970,070
           43,000,000  TXU Eastern Funding Co.
                         6.45% due 05/15/05....................      40,091,265
          -40,000,000  USAA Capital Corp.
                         6.90% due 11/01/02....................      39,450,560
           50,000,000  Wells Fargo & Co.
                         6.50% due 09/03/02....................      49,284,500
                                                                 --------------
                                                                  1,115,284,044
                                                                 --------------
                       FOOD, BEVERAGE &
                       TOBACCO -- 0.4%
           30,000,000  Coca-Cola Enterprises, Inc.
                         6.75% due 09/15/28....................      25,783,770
           35,000,000  Whitman Corp.
                         6.375% due 05/01/09...................      32,208,400
                                                                 --------------
                                                                     57,992,170
                                                                 --------------
                       FOREST & PAPER PRODUCTS -- 0.2%
           25,000,000  Boise Cascade Office
                         7.05% due 05/15/05....................      23,730,600
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-38 ____________________________________

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

CORPORATE NOTES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
                       HEALTH SERVICES -- 0.2%
$          29,000,000  United Healthcare Corp.
                         6.60% due 12/01/03....................  $   27,672,380
                                                                 --------------
                       MACHINERY -- 0.2%
           25,000,000  Parker Hannifin Corp.
                         5.65% due 09/15/03....................      23,811,175
                                                                 --------------
                       MEDIA & ENTERTAINMENT -- 0.4%
           30,000,000  Rockwell International Corp.
                         6.70% due 01/15/28....................      26,320,170
           19,420,000  Scripps (E.W.) Co. (The)
                         6.375% due 10/15/02...................      19,173,793
           10,400,000  Times Mirror Co.
                         7.50% due 07/01/23....................       9,753,588
                                                                 --------------
                                                                     55,247,551
                                                                 --------------
                       MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
           22,000,000  Becton, Dickinson & Co.
                         6.70% due 08/01/28....................      19,265,994
                                                                 --------------
                       METALS, MINERALS &
                       MINING -- 0.2%
           30,000,000  Alcan Aluminum Ltd.
                         7.25% due 11/01/28....................      28,400,430
                                                                 --------------
                       REAL ESTATE -- 0.1%
           20,000,000  Liberty Property Trust (REIT)
                         7.25% due 08/15/07....................      18,535,420
                                                                 --------------
                       RETAIL -- 1.1%
           40,000,000  Albertson's, Inc.
                         6.55% due 08/01/04....................      38,662,040
           20,200,000  Dayton Hudson Corp.
                         5.875% due 11/01/08...................      17,912,855
           50,000,000  Home Depot, Inc. (The)
                         6.50% due 09/15/04....................      49,532,150
           50,000,000  Wal-Mart Stores, Inc.
                         6.875% due 08/10/09...................      48,893,000
                                                                 --------------
                                                                    155,000,045
                                                                 --------------
                       SOFTWARE & SERVICES -- 0.2%
           25,000,000  Computer Associates International, Inc.
                         6.50% due 04/15/08....................      22,540,950
                                                                 --------------
                       TRANSPORTATION -- 1.0%
           22,551,578  Continental Airlines
                         6.90% due 01/02/18....................      20,947,936
           30,000,000  DaimlerChrysler North America Holding
                        Corp.
                         7.125% due 04/10/03...................      29,857,860
           30,000,000  DaimlerChrysler North America Holding
                        Corp.
                         7.75% due 05/27/03....................      30,222,810
      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

              TRANSPORTATION -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          35,000,000  Ford Motor Co.
                         6.625% due 10/01/28...................  $   29,544,970
           35,000,000  General Motors Corp.
                         6.75% due 05/01/28....................      30,385,145
                                                                 --------------
                                                                    140,958,721
                                                                 --------------
                       UTILITIES -- 1.1%
           45,000,000  Alabama Power Co.
                         7.125% due 08/15/04...................      44,600,355
           10,000,000  Bellsouth Telecommunications, Inc.
                         6.375% due 06/01/28...................       8,250,840
           21,350,000  Duke Energy Corp.
                         6.00% due 12/01/28....................      16,910,097
           30,000,000  MCI WorldCom, Inc.
                         6.40% due 08/15/05....................      28,436,250
           29,000,000  Monsanto Co.
                         6.85% due 12/01/28....................      25,662,187
           11,000,000  Pacific Gas & Electric Co.
                         7.875% due 03/01/02...................      11,117,579
           20,000,000  Williams Cos., Inc. (The)
                         6.50% due 11/15/02....................      19,636,760
                                                                 --------------
                                                                    154,614,068
                                                                 --------------
                       Total corporate notes...................  $2,348,785,447
                                                                 ==============
FOREIGN GOVERNMENT AGENCIES -- 0.1%
          -20,000,000  Santiago Air
                         6.95% due 07/01/12....................  $   18,413,000
                                                                 --------------
                       Total foreign government agencies.......  $   18,413,000
                                                                 ==============
FOREIGN GOVERNMENT BONDS -- 0.1%
           13,000,000  City of Naples Italy
                         7.52% due 07/15/06....................  $   12,954,630
                                                                 --------------
                       Total foreign government bonds..........  $   12,954,630
                                                                 ==============
MUNICIPAL BONDS -- 0.1%
            7,000,000  Miami Beach, Florida
                         8.80% due 12/01/15....................  $    7,139,440
           13,070,000  Mount Sinai School of Medicine NY
                         6.00% due 07/01/03....................      12,619,216
                                                                 --------------
                       Total municipal bonds...................  $   19,758,656
                                                                 ==============

       SHARES
---------------------
PREFERRED STOCKS -- 1.2%
COMMUNICATIONS -- 1.2%
            3,400,000  Nokia Corp..............................  $  169,787,500
                                                                 --------------
                       Total preferred stocks..................  $  169,787,500
                                                                 ==============

_____________________________________ MF-39 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                   PRINCIPAL                         MARKET
                                    AMOUNT                           VALUE
-------------------------------------------------------------------------------
U.S. TREASURIES & FEDERAL AGENCIES -- 17.4%
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                       -- 3.3%
$         242,859,824  6.00% due 06/15/24 - 08/15/29...........  $  223,681,521
          170,963,720  6.50% due 03/15/26 - 08/15/29...........     162,243,827
           70,931,648  7.00% due 11/15/23 - 11/15/24...........      69,222,441
              759,967  9.00% due 06/20/16 - 07/20/16...........         784,079
                                                                 --------------
                                                                    455,931,868
                                                                 --------------
                       U.S. GOVERNMENT
                       AGENCIES -- 0.3%
           50,000,000  Tennesse Valley Authority
                         6.00% due 03/15/2013..................      44,910,050
                                                                 --------------
                       U.S. TREASURY BONDS -- 9.9%
          165,000,000    4.625% due 12/31/00...................     163,504,770
          350,000,000    5.75% due 10/31/02 - 04/30/03.........     344,703,300
          531,750,000    6.25% due 08/15/23....................     535,073,438
          132,000,000    6.375% due 08/15/02...................     131,793,816
          107,000,000    7.25% due 08/15/04....................     110,577,866
          100,000,000    7.50% due 11/15/01....................     101,281,300
                                                                 --------------
                                                                  1,386,934,490
                                                                 --------------
                       U.S. TREASURY NOTES -- 3.9%
          268,000,000    5.75% due 06/30/01....................     266,073,884
          275,000,000    5.875% due 10/31/01 - 11/30/01........     272,687,500
                                                                 --------------
                                                                    538,761,384
                                                                 --------------
                                                                 $2,426,537,792
                       Total U.S. treasuries & federal
                       agencies................................
                                                                 ==============
SHORT-TERM SECURITIES -- 1.7%
                       REPURCHASE AGREEMENT -- 1.7%
          237,926,000  Interest in $2,066,447,000 joint
                       repurchase agreement dated 06/30/00 with
                       State Street Bank, 6.598% due 07/03/00;
                       maturity amount $238,056,821
                       (Collateralized by $125,835,832 U.S.
                       Treasury Notes 5.50% - 7.875% due
                       08/31/01 - 11/15/04, $1,943,730,718 U.S.
                       Treasury Bonds 5.25% - 10.625% due
                       08/15/15 - 02/15/29)....................  $  237,926,000
                                                                 --------------
                       Total short-term securities.............  $  237,926,000
                                                                 ==============



DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities
 (cost $42,834,289).....................    0.3% $   40,739,920
Total commercial mortgage-backed
 securities (cost $71,124,641)..........    0.5      69,584,603
Total common stocks (cost
 $6,016,090,228)........................   61.0   8,504,692,193
Total corporate notes (cost
 $2,495,440,801)........................   16.8   2,348,785,447
Total foreign government agencies
 (cost $19,988,800).....................    0.1      18,413,000
Total government bonds (cost
 $13,000,000)...........................    0.1      12,954,630
Total municipal bonds (cost
 $20,261,589)...........................    0.1      19,758,656
Total preferred stocks (cost
 $63,971,370)...........................    1.2     169,787,500
Total U.S. treasuries & federal agencies
 (cost $2,463,266,432)..................   17.4   2,426,537,792
Total short-term securities (cost
 $237,926,000)..........................    1.7     237,926,000
                                          -----  --------------
Total investment in securities (total
 cost $11,443,904,150)..................   99.2  13,849,179,741
Cash, receivables and other assets......    0.8     103,600,455
Securities lending collateral...........    4.6     647,144,941
Payable for fund shares redeemed........   (0.0)    (10,646,763)
Securities lending collateral payable to
 brokers................................   (4.6)   (647,144,941)
Other liabilities.......................   (0.0)        (94,748)
                                          -----  --------------
Net assets..............................  100.0% $13,942,038,685
                                          =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 7,000,000,000 shares authorized; 5,134,852,908
 shares outstanding...............................  $  513,485,291
Capital surplus...................................  10,598,575,260
Accumulated undistributed net investment income...     175,123,306
Accumulated undistributed net realized gain on
 investments......................................     249,579,237
Unrealized appreciation of investments............   2,405,275,591
                                                    --------------
Net assets........................................  $13,942,038,685
                                                    ==============

Class IA
Net asset value per share ($13,759,228,031
  DIVIDED BY 5,067,501,214 shares outstanding)
 (6,500,000,000 shares authorized)................  $2.72
                                                    ====
Class IB
Net asset value per share ($182,810,654
  DIVIDED BY 67,351,694 shares outstanding)
 (500,000,000 shares authorized)..................  $2.71
                                                    ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $249,615,427 or 1.8% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-40 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
$  150,000  DLJ Commercial Mortgage Corp.,
             Series 1998-CF1, Class B2
              7.33% due 01/15/10....................  $   133,081
                                                      -----------
            Total collateralized mortgage
            obligations.............................  $   133,081
                                                      ===========
CORPORATE NOTES -- 82.2%
            APPAREL & TEXTILE -- 0.4%
   266,000  Levi Straus & Co.
              7.00% due 11/01/06....................  $   202,160
                                                      -----------
            CHEMICALS -- 3.4%
   225,000  ARCO Chemical Co.
              9.80% due 02/01/20....................      207,956
   450,000  Equistar Chemicals L.P.
              8.50% due 02/15/04....................      443,340
   150,000  General Chemical Industrial
             Products, Inc.
              10.625% due 05/01/09..................      130,500
    60,000  Georgia Gulf Corp.
              10.375% due 11/01/07..................       62,400
  -500,000  Huntsman Corp.
              9.50% due 07/01/07....................      455,000
  -300,000  Huntsman Corp.
              13.00% due 06/01/10...................      309,000
   210,000  Huntsman ICI Chemicals LLC
              10.125% due 07/01/09..................      211,575
    75,000  Lyondell Chemical Co.
              9.625% due 05/01/07...................       73,875
                                                      -----------
                                                        1,893,646
                                                      -----------
            COMMUNICATIONS -- 13.1%
   300,000  Centennial Communications
              10.75% due 12/15/08...................      291,374
   108,000  Global Crossing Holdings Ltd.
              9.50% due 11/15/09....................      104,220
   800,000  Global Crossing Holdings Ltd.
              9.625% due 05/15/08...................      776,000
  -875,000  Level 3 Communications
              11.25% due 03/15/10...................      784,886
   350,000  Loral Space & Communications Ltd.
              9.50% due 01/15/06....................      253,750
   100,000  McLeodUSA, Inc.
              8.125% due 02/15/09...................       90,250
   100,000  McLeodUSA, Inc.
              9.25% due 07/15/07....................       96,500
   400,000  McLeodUSA, Inc.
              9.50% due 11/01/08....................      391,000
   450,000  Metromedia Fiber Network, Inc.
              10.00% due 11/15/08...................      443,250
 1,000,000  NEXTEL Communications, Inc.
              9.375% due 11/15/09...................      955,000
   600,000  NEXTLINK Communications, Inc.
              10.75% due 11/15/08...................      591,000
   150,000  NEXTLINK Communications, Inc.
              12.50% due 04/15/06...................      156,750
   850,000  Primus Telecommunications Group, Inc.
              11.25% due 01/15/09...................      663,000
  -250,000  Rhythms Netconnections, Inc.
              14.00% due 02/15/10...................      181,250
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          COMMUNICATIONS -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  120,000  Teligent, Inc.
              11.50% due 12/01/07...................  $    93,000
   590,000  Time Warner Telecom, Inc.
              9.75% due 07/15/08....................      570,825
   875,000  Williams Communications Group, Inc.
              10.875% due 10/01/09..................      855,313
  -120,000  Winstar Communications, Inc.
              12.75% due 04/15/10...................      111,900
                                                      -----------
                                                        7,409,268
                                                      -----------
            CONSTRUCTION -- 1.6%
   150,000  Del Webb Corp.
              9.375% due 05/01/09...................      124,500
   100,000  Del Webb Corp.
              10.25% due 02/15/10...................       86,750
   250,000  Kaufman & Broad Home Corp.
              9.625% due 11/15/06...................      238,125
   100,000  MDC Holdings, Inc.
              8.375% due 02/01/08...................       88,500
   150,000  Newport News Shipbuilding, Inc.
              8.625% due 12/01/06...................      147,750
   125,000  Toll Corp.
              7.75% due 09/15/07....................      111,875
   100,000  Toll Corp.
              8.75% due 11/15/06....................       95,750
                                                      -----------
                                                          893,250
                                                      -----------
            CONSUMER DURABLES -- 1.8%
   200,000  Federal-Mogul Corp.
              7.375% due 01/15/06...................      145,451
   500,000  Federal-Mogul Corp.
              7.50% due 01/15/09....................      342,928
    75,000  Hayes Lemmerz International, Inc.
              8.25% due 12/15/08....................       63,375
   325,000  HMH Properties, Inc.
              8.45% due 12/01/08....................      301,031
   200,000  Owens-Illinois, Inc.
              7.80% due 05/15/18....................      162,582
                                                      -----------
                                                        1,015,367
                                                      -----------
            CONSUMER NON-DURABLES -- 2.4%
   700,000  American Standard Co., Inc.
              7.375% due 02/01/08...................      633,500
   710,000  Polaroid Corp.
              11.50% due 02/15/06...................      738,400
                                                      -----------
                                                        1,371,900
                                                      -----------
            CONSUMER SERVICES -- 1.2%
   200,000  Service Corp. International
              6.50% due 03/15/08....................      102,000
   400,000  Service Corp. International
              7.875% due 02/01/13...................      200,000
   125,000  Simmons Co.
              10.25% due 03/15/09...................      110,938
   250,000  Six Flags Entertainment Corp.
              8.875% due 04/01/06...................      238,750
                                                      -----------
                                                          651,688
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-41 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
            DRUGS -- 1.3%
$  800,000  Watson Pharmaceuticals, Inc.
              7.125% due 05/15/08...................  $   714,395
                                                      -----------
            ELECTRONICS -- 0.5%
  -550,000  Condor Systems, Inc.
              11.875% due 05/01/09..................      265,375
                                                      -----------
            ENERGY & SERVICES -- 10.6%
   200,000  Belco Oil & Gas Corp.
              8.875% due 09/15/07...................      185,000
   100,000  Clark Refining & Marketing, Inc.
              8.375% due 11/15/07...................       78,500
   125,000  Clark Refining & Marketing, Inc.
              8.625% due 08/15/08...................       98,124
   200,000  CODA Energy, Inc.
              10.50% due 04/01/06...................      201,250
    75,000  Cross Timbers Oil Co.
              8.75% due 11/01/09....................       71,250
    50,000  Gulf Canada Resources Ltd.
              8.375% due 11/15/05...................       49,500
   100,000  Gulf Canada Resources Ltd.
              9.625% due 07/01/05...................      101,750
   100,000  Newpark Resources, Inc.
              8.625% due 12/15/07...................       87,250
   103,000  Nuevo Energy Co.
              9.50% due 06/01/08....................      101,713
   550,000  Pioneer Natural Resources Co.
              6.50% due 01/15/08....................      473,805
  -550,000  Plains Resources, Inc.
              10.25% due 03/15/06...................      554,125
   850,000  Pogo Producing Co.
              10.375% due 02/15/09..................      871,250
   150,000  R&B Falcon Corp.
              6.50% due 04/15/03....................      138,750
   100,000  R&B Falcon Corp.
              7.375% due 04/15/18...................       81,000
   550,000  R&B Falcon Corp.
              11.375% due 03/15/09..................      596,750
   525,000  Seagull Energy Corp.
              7.50% due 09/15/27....................      435,638
   300,000  Snyder Oil Corp.
              8.75% due 06/15/07....................      301,500
   675,000  Tesoro Petroleum Corp.
              9.00% due 07/01/08....................      641,250
   400,000  Tuboscope, Inc.
              7.50% due 02/15/08....................      352,000
   300,000  Valero Energy Corp.
              8.75% due 06/15/30....................      310,709
   100,000  Vintage Petroleum, Inc.
              9.00% due 12/15/05....................       99,500
   125,000  Vintage Petroleum, Inc.
              9.75% due 06/30/09....................      127,188
                                                      -----------
                                                        5,957,802
                                                      -----------
            FINANCIAL SERVICES -- 2.5%
  -600,000  Dresdner Bank Funding Trust
              8.151% due 06/30/31...................      522,437
   250,000  Golden State Holdings, Inc.
              6.75% due 08/01/01....................      242,871
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          FINANCIAL SERVICES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  150,000  Golden State Holdings, Inc.
              7.125% due 08/01/05...................  $   133,874
   150,000  Interpool, Inc.
              7.35% due 08/01/07....................      122,258
   150,000  Rogers Cantel, Inc.
              9.375% due 06/01/08...................      154,500
    50,000  Rogers Cantel, Inc.
              9.75% due 06/01/16....................       53,875
   200,000  Sumitomo Bank International Finance N.V.
              8.50% due 06/15/09....................      202,201
                                                      -----------
                                                        1,432,016
                                                      -----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
   600,000  Canandaigua Brands, Inc.
              8.50% due 03/01/09....................      546,000
                                                      -----------
            FOREST & PAPER PRODUCTS -- 2.5%
   500,000  Boise Cascade Corp.
              7.35% due 02/01/16....................      423,967
   175,000  Container Corp. of America
              11.25% due 05/01/04...................      176,750
   300,000  Domtar, Inc.
              8.75% due 08/01/06....................      309,750
   150,000  Stone Container Corp.
              10.75% due 10/01/02...................      152,063
   125,000  Stone Container Corp.
              12.58% due 08/01/16...................      128,750
   250,000  Tembec Industries, Inc.
              8.625% due 06/30/09...................      240,000
                                                      -----------
                                                        1,431,280
                                                      -----------
            HEALTH SERVICES -- 10.5%
   200,000  Columbia/HCA Healthcare Corp.
              6.91% due 06/15/05....................      182,701
   400,000  Columbia/HCA Healthcare Corp.
              7.05% due 12/01/27....................      294,456
   150,000  Columbia/HCA Healthcare Corp.
              9.00% due 12/15/14....................      143,279
   700,000  HEALTHSOUTH Corp.
              6.875% due 06/15/05...................      599,894
   460,000  HEALTHSOUTH Corp.
              7.00% due 06/15/08....................      371,965
 1,000,000  IASIS Healthcare Corp.
              13.00% due 10/15/09...................      995,000
   700,000  Manor Care, Inc.
              7.50% due 06/15/06....................      569,932
   550,000  Owens & Minor, Inc.
              10.875% due 06/01/06..................      563,750
   960,000  Quorum Health Group, Inc.
              8.75% due 11/01/05....................      912,000
   200,000  Tenet Healthcare Corp.
              7.625% due 06/01/08...................      183,250
   505,000  Tenet Healthcare Corp.
              8.00% due 01/15/05....................      484,800
   100,000  Tenet Healthcare Corp.
              8.625% due 12/01/03...................       98,942

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-42 ____________________________________

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          HEALTH SERVICES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  500,000  Universal Health Services, Inc.
              8.75% due 08/15/05....................  $   494,903
                                                      -----------
                                                        5,894,872
                                                      -----------
            HOTELS & GAMING -- 1.5%
   200,000  MGM Grand, Inc.
              6.875% due 02/06/08...................      179,461
   400,000  Park Place Entertainment
              9.375% due 02/15/07...................      400,000
    50,000  Starwood Hotels & Resorts
             Worldwide, Inc.
              6.75% due 11/15/05....................       45,226
   272,000  Starwood Hotels & Resorts
             Worldwide, Inc.
              7.375% due 11/15/15...................      229,183
                                                      -----------
                                                          853,870
                                                      -----------
            MACHINERY -- 0.1%
   955,000  Grove Holdings LLC
              0.00% due 05/01/09....................       70,431
                                                      -----------
            MEDIA & ENTERTAINMENT -- 14.1%
   325,000  Adelphia Business Solutions, Inc.
              12.00% due 11/01/07...................      305,500
   300,000  Adelphia Communications Corp.
              8.375% due 02/01/08...................      265,124
   400,000  Adelphia Communications Corp.
              8.875% due 01/15/07...................      368,000
   200,000  Cablevision Systems Corp.
              8.125% due 08/15/09...................      194,580
   800,000  Charter Communications Holdings LLC
              8.625% due 04/01/09...................      703,000
   300,000  Comcast Corp.
              10.25% due 10/15/01...................      309,146
   350,000  CSC Holdings, Inc.
              7.625% due 07/15/18...................      313,915
   400,000  CSC Holdings, Inc.
              8.125% due 07/15/09...................      389,268
    25,000  CSC Holdings, Inc.
              9.25% due 11/01/05....................       25,156
 1,000,000  Echostar DBS Corp.
              9.375% due 02/01/09...................      960,000
   500,000  Fox Kids Worldwide, Inc.
              9.25% due 11/01/07....................      450,000
   475,000  Hollinger International
             Publishing, Inc.
              9.25% due 02/01/06....................      468,469
   550,000  Liberty Media Group
              8.25% due 02/01/30....................      505,045
   225,000  News America Holdings
              8.25% due 10/17/96....................      200,520
   350,000  PRIMEDIA, Inc.
              7.625% due 04/01/08...................      311,500
   250,000  PRIMEDIA, Inc.
              10.25% due 06/01/04...................      250,000
   200,000  Rogers Cablesystems, Inc.
              10.00% due 12/01/07...................      204,500
   243,000  Rogers Cablesystems, Inc.
              10.125% due 09/01/12..................      248,468
   360,000  Telewest Communications PLC
              0.00% 10/01/07........................      341,424
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          MEDIA & ENTERTAINMENT -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  950,000  Telewest Communications PLC
              11.25% due 11/01/08...................  $   950,000
    25,000  World Color Press, Inc.
              7.75% due 02/15/09....................      208,309
                                                      -----------
                                                        7,971,924
                                                      -----------
            MEDICAL INSTRUMENTS &
            SUPPLIES -- 1.2%
   138,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      126,270
   575,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      526,125
                                                      -----------
                                                          652,395
                                                      -----------
            METALS, MINERALS & MINING -- 3.9%
   350,000  AK Steel Corp.
              7.875% due 02/15/09...................      310,625
   300,000  Bethlehem Steel Corp.
              7.625% due 08/01/04...................      271,577
   900,000  Inco Ltd.
              9.60% due 06/15/22....................      882,304
   600,000  LTV Corp.
              11.75% due 11/15/09...................      504,000
   100,000  Placer Dome, Inc.
              7.125% due 06/15/07...................       91,519
   180,000  WHX Corp.
              10.50% due 04/15/05...................      140,400
                                                      -----------
                                                        2,200,425
                                                      -----------
            REAL ESTATE -- 0.5%
   187,000  Crescent Real Estate Equities Ltd.
              7.00% due 09/15/02....................      172,197
   100,000  Trizec Finance Ltd.
              10.875% due 10/15/05..................      100,500
                                                      -----------
                                                          272,697
                                                      -----------
            RESEARCH & TESTING FACILITIES -- 0.6%
   375,000  Sequa Corp.
              9.00% due 08/01/09....................      360,000
                                                      -----------
            RETAIL -- 0.5%
   325,000  Duane Reade, Inc.
              9.25% due 02/15/08....................      287,625
                                                      -----------
            TRANSPORTATION -- 1.4%
   750,000  Teekay Shipping Corp.
              8.32% due 02/01/08....................      690,000
   100,000  United Air Lines, Inc.
              9.125% due 01/15/12...................       95,540
                                                      -----------
                                                          785,540
                                                      -----------
            UTILITIES -- 5.6%
   660,000  AES Corp. (The)
              9.50% due 06/01/09....................      646,800
   100,000  AES Corp. (The)
              10.25% due 07/15/06...................       99,750
   360,000  Allied Waste North American, Inc.
              10.00% due 08/01/09...................      300,600
   375,000  Browning-Ferris Industries, Inc.
              7.40% due 09/15/35....................      261,205

_____________________________________ MF-43 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          UTILITIES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  100,000  Calpine Corp.
              10.50% due 05/15/06...................  $   104,000
   300,000  CMS Energy Corp.
              6.75% due 01/15/04....................      277,736
   100,000  CMS Energy Corp.
              7.50% due 01/15/09....................       89,454
   250,000  CMS Energy Corp.
              7.625% due 11/15/04...................      236,198
   500,000  Cogentrix Energy, Inc.
              8.75% due 10/15/08....................      478,125
   125,000  El Paso Electric Co.
              9.40% due 05/01/11....................      131,244
   250,000  Waste Management, Inc.
              6.875% due 05/15/09...................      220,330
   400,000  Waste Management, Inc.
              7.375% due 05/15/29...................      323,572
                                                      -----------
                                                        3,169,014
                                                      -----------
            Total corporate notes...................  $46,302,940
                                                      ===========
FOREIGN/YANKEE BONDS & NOTES -- 5.7%
            FOREIGN CORPORATIONS -- 4.2%
   600,000  British Sky Broadcasting Group PLC
              8.20% due 07/15/09....................  $   562,778
   585,000  Kappa Beheer BV
              10.625% due 07/15/09..................      573,392
   675,000  Petroleos Mexicanos
              9.50% due 09/15/27....................      681,750
   550,000  United Mexican States
              9.875% due 02/01/10...................      569,250
                                                      -----------
                                                        2,387,170
                                                      -----------
            FOREIGN GOVERNMENTS -- 1.5%
   500,000  Republic of Brazil
              12.75% due 01/15/20...................      476,300
   250,000  Republic of Colombia
              8.375% due 02/15/27...................      158,750
   500,000  Republic of Ecuador
              6.75% due 02/28/25....................      195,000
                                                      -----------
                                                          830,050
                                                      -----------
            Total foreign/yankee bonds & notes......  $ 3,217,220
                                                      ===========

  SHARES
----------
PREFERRED STOCKS -- 2.2%
            ENERGY & SERVICES -- 1.3%
    32,000  Coastal Finance Corp....................  $   726,000
                                                      -----------
            METALS, MINERALS & MINING -- 0.9%
    29,000  Rio Algom, Ltd..........................      514,750
                                                      -----------
            Total preferred stocks..................  $ 1,240,750
                                                      ===========

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
U.S. TREASURIES & FEDERAL AGENCIES -- 0.2%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION
            -- 0.2%
$  145,000    7.60% due 12/15/03....................  $   138,915
                                                      -----------
            Total U.S. treasuries & federal
            agencies................................  $   138,915
                                                      ===========
SHORT-TERM SECURITIES -- 6.8%
            REPURCHASE AGREEMENT -- 6.8%
 3,859,000  Interest in $320,669,000 joint            $ 3,859,000
            repurchase agreement dated 06/30/00 with
            State Street Bank, 6.436% due 07/03/00;
            maturity amount $3,861,070
            (Collateralized by $151,504,351 U.S.
            Treasury Bonds 8.125% due 05/15/21,
            $171,295,551 U.S. Treasury
            Inflation-Indexed Securities 3.625% due
            05/15/02)...............................
                                                      -----------
            Total short-term securities.............  $ 3,859,000
                                                      ===========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
 (cost $141,006)............................    0.2% $  133,081
Total corporate notes (cost $48,246,335)....   82.2  46,302,940
Total foreign/yankee bonds & notes
 (cost $3,386,437)..........................    5.7   3,217,220
Total preferred stocks (cost $1,260,000)....    2.2   1,240,750
Total U.S. treasuries & federal agencies....    0.2     138,915
Total short-term securities
 (cost $3,859,000)..........................    6.8   3,859,000
                                              -----  ----------
Total investment in securities (total
 cost $56,896,778)..........................   97.3  54,891,906
Cash, receivables and other assets..........    3.6   2,004,020
Securities lending collateral...............    9.3   5,247,140
Payable for securities purchased............   (0.8)   (452,947)
Securities lending collateral payable to
 brokers....................................   (9.3) (5,247,140)
Other liabilities...........................   (0.1)    (59,691)
                                              -----  ----------
Net assets..................................  100.0% $56,383,288
                                              =====  ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 56,257,365 shares
 outstanding........................................  $   56,257
Capital surplus.....................................  57,887,062
Accumulated undistributed net investment income.....   2,262,827
Accumulated net realized loss on investments........  (1,811,860)
Unrealized depreciation of investments..............  (2,011,039)
Unrealized appreciation of other assets and
 liabilities in foreign currencies..................          41
                                                      ----------
Net assets..........................................  $56,383,288
                                                      ==========

Class IA
Net asset value per share ($55,810,566  DIVIDED BY
 55,685,252
 shares outstanding) (600,000,000 shares authorized)......  $1.00
                                                            ====
Class IB
Net asset value per share ($572,722  DIVIDED BY 572,113
 shares outstanding) (200,000,000 shares authorized)......  $1.00
                                                            ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $3,178,973 or 5.6% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-44 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
$     2,565,136  California Infrastructure,
                  Series 1997-1, Class A3
                   6.17% due 03/25/03....................  $  2,550,746
     11,000,000  California Infrastructure,
                  Series 1997-1, Class A6
                   6.38% due 09/25/08....................    10,662,520
      4,394,817  Capital Lease Funding Securitization,
                  Series 1997-CTL1, Class A1
                   7.421% due 06/22/24...................     4,388,465
     11,400,000  Chemical Master Credit Card Trust,
                  Series 1996-1, Class A
                   5.55% due 09/15/03....................    11,308,230
      7,600,000  Comed Transitional Funding Trust,
                  Series 1998-1, Class A5
                   5.44% due 03/25/07....................     7,130,016
      5,175,000  DLJ Commercial Mortgage Corp.,
                  Series 1998-CF1, Class B2
                   7.33% due 01/15/10....................     4,591,301
      2,232,001  NorthWest Airlines Trust,
                  Series 1994-2, Class C
                   11.30% due 06/21/14...................     2,628,583
        128,496  Premier Auto Trust, Series 1998-5,
                  Class A2
                   5.07% due 04/09/01....................       128,445
                                                           ------------
                 Total collateralized mortgage
                 obligations.............................  $ 43,388,306
                                                           ============
CORPORATE NOTES -- 36.4%
                 CHEMICALS -- 0.6%
      5,700,000  du Pont (E.I.) de Nemours & Co.
                   6.75% due 09/01/07....................  $  5,533,503
                                                           ------------
                 COMMUNICATIONS -- 1.9%
      9,500,000  AT&T Corp.
                   6.50% due 03/15/29....................     7,956,336
      1,000,000  Lucent Technologies, Inc.
                   5.50% due 11/15/08....................       891,093
      5,000,000  US West Capital Funding, Inc.
                   6.875% due 08/15/01...................     4,975,865
      5,000,000  Williams Communications Group, Inc.
                   10.875% due 10/01/09..................     4,887,500
                                                           ------------
                                                             18,710,794
                                                           ------------
                 CONSUMER DURABLES -- 0.6%
      1,150,000  Federal-Mogul Corp.
                   7.375% due 01/15/06...................       836,346
      1,000,000  Owens-Illinois, Inc.
                   8.10% due 05/15/07....................       923,828
      4,500,000  TRW, Inc.
                   8.75% due 05/15/06....................     4,584,231
                                                           ------------
                                                              6,344,405
                                                           ------------
                 CONSUMER NON-DURABLES -- 0.1%
      1,000,000  Tosco Corp.
                   8.125% due 02/15/30...................     1,008,229
                                                           ------------
                 CONSUMER SERVICES -- 0.2%
      4,000,000  Service Corp. International
                   7.875% due 02/01/13...................     2,000,000
                                                           ------------
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
                 EDUCATION -- 1.1%
$     7,700,000  Massachusetts Institute of Technology
                   7.25% due 11/02/2096..................  $  7,277,439
      3,500,000  Yale University
                   7.375% due 04/15/2096.................     3,207,638
                                                           ------------
                                                             10,485,077
                                                           ------------
                 ENERGY & SERVICES -- 8.4%
      8,250,000  Amoco Co.
                   6.00% due 06/09/08....................     7,502,054
      1,500,000  Chesapeake & Potomac Telephone Co.
                   8.30% due 08/01/31....................     1,540,160
      3,600,000  CMS Panhandle Holding Co.
                   6.125% due 03/15/04...................     3,371,850
      6,500,000  Enterprise Oil PLC
                   6.50% due 05/01/05....................     6,135,435
      8,000,000  Enterprise Oil PLC
                   6.70% due 09/15/07....................     7,510,032
      1,000,000  Gulf Canada Resources Ltd.
                   8.25% due 03/15/17....................       920,000
      1,200,000  Gulf Canada Resources Ltd.
                   8.375% due 11/15/05...................     1,188,000
      6,500,000  Noble Drilling Corp.
                   7.50% due 03/15/19....................     6,148,422
      6,800,000  Occidental Petroleum Corp.
                   7.375% due 11/15/08...................     6,575,770
      3,500,000  Ocean Energy, Inc.
                   7.625% due 07/01/05...................     3,325,000
      4,400,000  Phillips Petroleum Co.
                   9.00% due 06/01/01....................     4,447,278
      1,000,000  Pioneer Natural Resources Co.
                   6.50% due 01/15/08....................       861,464
      5,650,000  Pioneer Natural Resources Co.
                   7.20% due 01/15/28....................     4,399,988
      1,975,000  R&B Falcon Corp.
                   6.75% due 04/15/05....................     1,777,500
      2,000,000  R&B Falcon Corp.
                   7.375% due 04/15/18...................     1,620,000
      2,500,000  R&B Falcon Corp.
                   11.375% due 03/15/09..................     2,712,500
      9,511,000  Seagull Energy Corp.
                   7.50% due 09/15/27....................     7,892,095
      4,500,000  Sonat, Inc.
                   9.00% due 05/01/01....................     4,552,821
      1,000,000  Tesoro Petroleum Corp.
                   9.00% due 07/01/08....................       950,000
      2,850,000  Tuboscope, Inc.
                   7.50% due 02/15/08....................     2,508,000
      2,500,000  Union Oil Co. of California
                   9.375% due 02/15/11...................     2,762,820
      4,500,000  Vaster Resources, Inc.
                   6.50% due 04/01/09....................     4,280,391
                                                           ------------
                                                             82,981,580
                                                           ------------
                 FINANCIAL SERVICES -- 7.8%
      7,650,000  Allstate Corp. (The)
                   7.875% due 05/01/05...................     7,712,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-45 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$     7,000,000  Bayerische Landesbank Girozentrale (NY)
                   6.20% due 02/09/06....................  $  6,580,728
      4,500,000  CIT Group, Inc. (The)
                   7.125% due 06/17/02...................     4,461,336
      5,000,000  Ford Motor Credit Co.
                   5.75% due 02/23/04....................     4,701,100
      5,000,000  Ford Motor Credit Co.
                   7.375% due 10/28/09...................     4,837,600
     13,000,000  Ford Motor Credit Co.
                   7.75% due 11/15/02....................    13,084,136
      3,800,000  General Motors Acceptance Corp.
                   6.19% due 08/18/03....................     3,783,459
      4,850,000  Golden State Holdings, Inc.
                   6.75% due 08/01/01....................     4,711,702
      7,900,000  Inter-American Development Bank
                   8.875% due 06/01/09...................     8,740,955
        500,000  Interpool, Inc.
                   7.20% due 08/01/07....................       403,850
      4,300,000  Trenwick Group, Inc.
                   6.70% due 04/01/03....................     4,170,819
     15,000,000  TXU Eastern Funding Co.
                   6.15% due 05/15/02....................    14,512,785
                                                           ------------
                                                             77,700,489
                                                           ------------
                 FOREST & PAPER PRODUCTS -- 0.9%
      2,550,000  Domtar, Inc.
                   9.50% due 08/01/16....................     2,655,187
      6,300,000  Weyerhaeuser Co.
                   7.25% due 07/01/13....................     5,983,249
                                                           ------------
                                                              8,638,436
                                                           ------------
                 HEALTH SERVICES -- 2.2%
      2,250,000  Columbia/HCA Healthcare Corp.
                   7.05% due 12/01/27....................     1,656,315
      2,250,000  Columbia/HCA Healthcare Corp.
                   7.50% due 11/15/95....................     1,693,062
      1,675,000  Columbia/HCA Healthcare Corp.
                   7.50% due 12/15/23....................     1,368,631
      4,670,000  HEALTHSOUTH Corp.
                   6.875% due 06/15/05...................     4,002,153
      3,870,000  HEALTHSOUTH Corp.
                   7.00% due 06/15/08....................     3,129,359
      5,640,000  Manor Care, Inc.
                   7.50% due 06/15/06....................     4,592,020
      6,000,000  Tenet Healthcare Corp.
                   8.00% due 01/15/05....................     5,760,000
                                                           ------------
                                                             22,201,540
                                                           ------------
                 HOTELS & GAMING -- 0.0%
         62,000  Harrah's Operating Co., Inc.
                   7.875% due 12/15/05...................        58,280
                                                           ------------
                 MEDIA & ENTERTAINMENT -- 3.3%
      1,000,000  Continental Cablevision, Inc.
                   9.50% due 08/01/13....................     1,083,111
      1,750,000  CSC Holdings, Inc.
                   7.25% due 07/15/08....................     1,623,727
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

            MEDIA & ENTERTAINMENT -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$   -12,000,000  Hughes Electronics Corp.
                   7.472% due 10/23/00...................  $ 11,995,382
      5,000,000  Liberty Media Group
                   8.25% due 02/01/30....................     4,591,315
      1,230,000  Rogers Cablesystems, Inc.
                   10.125% due 09/01/12..................     1,257,675
      3,660,000  Shaw Communications, Inc.
                   8.25% due 04/11/10....................     3,701,464
     10,000,000  Time Warner, Inc.
                   6.625% due 05/15/29...................     8,409,460
                                                           ------------
                                                             32,662,134
                                                           ------------
                 METALS, MINERALS & MINING -- 1.0%
      3,600,000  Placer Dome, Inc.
                   7.125% due 05/15/03...................     3,485,826
      7,300,000  Placer Dome, Inc.
                   7.125% due 06/15/07...................     6,680,894
                                                           ------------
                                                             10,166,720
                                                           ------------
                 REAL ESTATE -- 0.5%
      5,000,000  Duke Realty LP
                   7.25% due 09/22/02....................     4,945,195
                                                           ------------
                 RETAIL -- 1.3%
      5,000,000  Kmart Corp.
                   8.96% due 12/10/19....................     4,522,180
      8,585,000  Stop & Shop Cos., Inc. (The)
                   9.75% due 02/01/02....................     8,799,874
                                                           ------------
                                                             13,322,054
                                                           ------------
                 SOFTWARE & SERVICES -- 0.5%
      5,500,000  Gartner Group, Inc., Class A
                   6.52% due 10/08/23                      5,423,863...
                                                           ------------
                 TRANSPORTATION -- 1.6%
     10,000,000  DaimlerChrysler North America Holding
                  Corp.
                   7.75% due 06/15/05....................    10,085,970
      1,500,000  Norfolk Southern Corp.
                   6.875% due 05/01/01...................     1,495,130
      4,512,067  US Airways Group, Inc.
                   6.76% due 04/15/08....................     4,028,734
                                                           ------------
                                                             15,609,834
                                                           ------------
                 UTILITIES -- 4.4%
      5,750,000  Browning-Ferris Industries, Inc.
                   7.40% due 09/15/35....................     4,005,162
      1,750,000  Cleveland Electric Illuminating Co.
                   7.13% due 07/01/07....................     1,645,341
      2,225,000  CMS Energy Corp.
                   6.75% due 01/15/04....................     2,059,876
        800,000  CMS Energy Corp.
                   7.50% due 01/15/09....................       715,630
      1,341,000  El Paso Electric Co.
                   9.40% due 05/01/11....................     1,407,982
    -10,000,000  Entergy Gulf States, Inc.
                   8.04% due 06/02/03....................     9,997,930
      7,250,000  Illinois Power Co.
                   6.25% due 07/15/02....................     7,086,099

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-46 ____________________________________

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$     4,725,000  Niagara Mohawk Power Corp.
                   6.875% due 03/01/01...................  $  4,699,036
      5,179,270  Niagara Mohawk Power Corp.
                   7.25% due 10/01/02....................     5,109,645
      3,100,000  PacifiCorp
                   6.12% due 01/15/06....................     2,874,999
      4,000,000  Public Service Electric & Gas Co.
                   7.00% due 09/01/24....................     3,551,968
        475,000  Waste Management, Inc.
                   6.875% due 05/15/09...................       418,626
                                                           ------------
                                                             43,572,294
                                                           ------------
                 Total corporate notes...................  $361,364,427
                                                           ============
FOREIGN/YANKEE BONDS & NOTES -- 8.3%
                 FOREIGN CORPORATIONS -- 2.5%
     17,000,000  Deutsche Telekom International
                  Finance AG
                   7.75% due 06/15/05....................  $ 17,116,025
      1,800,000  Hydro-Quebec
                   8.40% due 01/15/22....................     1,902,778
      5,500,000  KFW International Finance, Inc.
                   9.50% due 12/15/00....................     5,556,799
                                                           ------------
                                                             24,575,602
                                                           ------------
                 FOREIGN GOVERNMENTS -- 5.8%
     49,500,000  Bundesobligation
                   5.125% due 11/21/00...................    47,530,821
      8,850,000  Province of Quebec
                   5.75% due 02/15/09....................     7,917,572
      2,200,000  Province of Quebec
                   7.50% due 09/15/29....................     2,157,294
                                                           ------------
                                                             57,605,687
                                                           ------------
                 Total foreign/yankee bonds & notes......  $ 82,181,289
                                                           ============

    SHARES
---------------
PREFERRED STOCKS -- 0.2%
                 ENERGY & SERVICES - 0.2%
         98,966  Coastal Finance Corp....................  $  2,245,291
                                                           ------------
                 Total preferred stocks..................  $  2,245,291
                                                           ============

   PRINCIPAL
    AMOUNT
---------------
U.S. TREASURIES & FEDERAL AGENCIES -- 42.5%
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                 7.9%
$    61,944,088  6.00% due 07/01/12 - 08/01/14...........  $ 58,679,652
      5,119,961  6.50% due 10/01/12 - 09/01/28...........     4,906,076
     12,534,062  7.50% due 08/01/29 - 05/01/30...........    12,353,584
      2,855,872  FNMA Multifamily DUS
                   6.48% due 12/01/05....................     2,747,663
                                                           ------------
                                                             78,686,976
                                                           ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 -- 15.5%
    166,877,949  6.00% due 01/15/29 - 10/15/29...........   153,513,920
                                                           ------------
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
                 U.S. TREASURY BONDS -- 12.9%
$     4,400,000  6.375% due 08/15/27.....................  $  4,525,127
     24,970,000  6.875% due 08/15/25.....................    27,147,084
      2,150,000  7.625% due 02/15/25.....................     2,535,656
     26,770,000  8.75% due 05/15/20 - 08/15/20...........    34,313,998
     16,595,000  8.75% due 08/15/17......................    21,106,766
      7,300,000  10.375% due 11/15/09....................     8,365,347
     10,000,000  10.625% due 08/15/15....................    14,218,750
      5,830,000  11.875% due 11/15/03....................     6,790,131
      6,460,000  13.875% due 05/15/11....................     8,777,525
                                                           ------------
                                                            127,780,385
                                                           ------------
                 U.S. TREASURY INFLATION-INDEXED
                 SECURITIES -- 3.8%
      6,537,691  3.375% due 01/15/07.....................     6,274,143
     27,235,318  3.625% due 01/15/08.....................    26,409,761
      5,088,000  4.25% due 01/15/10......................     5,162,733
                                                           ------------
                                                             37,846,637
                                                           ------------
                 U.S. TREASURY NOTES -- 2.4%
     23,700,000  6.125 due 12/31/01......................    23,566,688
                                                           ------------
                 Total U.S. treasuries & federal
                 agencies................................  $421,394,605
                                                           ============
SHORT-TERM SECURITIES -- 9.2%
                 REPURCHASE AGREEMENT -- 9.2%
     90,912,000  Interest in $320,669,000 joint
                 repurchase agreement dated 06/30/00 with
                 State Street Bank, 6.436% due 07/03/00;
                 maturity amount $90,960,761
                 (Collateralized by $151,504,351 U.S.
                 Treasury Bonds 8.125% due 05/15/21,
                 $171,295,551 U.S. Treasury Inflation-
                 Indexed Securities 3.625% due
                 05/15/02)...............................  $ 90,912,000
                                                           ------------
                 Total short-term securities.............  $ 90,912,000
                                                           ============



DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
 obligations (cost $44,391,242).........    4.4% $   43,388,306
Total corporate notes (cost
 $374,162,065)..........................   36.4     361,364,427
Total foreign/yankee bonds & notes (cost
 $79,524,563)...........................    8.3      82,181,289
Total preferred stocks (cost
 $2,214,364)............................    0.2       2,245,291
Total U.S. treasuries & federal agencies
 (cost $417,963,322)....................   42.5     421,394,605
Total short-term securities (cost
 $90,912,000)...........................    9.2      90,912,000
                                          -----  --------------
Total investment in securities (total
 cost $1,009,167,556)...................  101.0   1,001,485,918
Cash, receivables and other assets......    1.9      17,861,035
Securities lending collateral...........    4.0      39,882,246
Payable for securities purchased........   (2.8)    (27,273,735)
Payable for fund shares redeemed........   (0.1)     (1,285,013)
Securities lending collateral payable to
 brokers................................   (4.0)    (39,882,246)
Other liabilities.......................   (0.0)         (7,152)
                                          -----  --------------
Net assets..............................  100.0% $  990,781,053
                                          =====  ==============

_____________________________________ MF-47 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 955,479,538 shares
 outstanding........................................  $95,547,954
Capital surplus.....................................  904,108,458
Accumulated undistributed net investment income.....   31,000,048
Accumulated net realized loss on investments........  (31,138,530)
Unrealized depreciation of investments..............   (9,062,226)
Unrealized appreciation of futures
 contracts Section..................................      240,518
Unrealized appreciation of other assets and
 liabilities in foreign currencies..................       84,831
                                                      -----------
Net assets..........................................  $990,781,053
                                                      ===========

Class IA
Net asset value per share ($970,072,971
  DIVIDED BY 935,504,589 shares outstanding)
 (1,600,000,000 shares authorized)................  $1.04
                                                    ====
Class IB
Net asset value per share ($20,708,082
  DIVIDED BY 19,974,949 shares outstanding)
 (400,000,000 shares authorized)..................  $1.04
                                                    ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $21,993,312 or 2.2% of net assets.
Section The Fund had 298 10 year U.S. Treasury Notes September 2000 Index
     Futures z]contracts open as of June 30, 2000. These contracts had a value of $29,348,344 as of June 30, 2000 and were collateralized by Entergy Gulf States, Inc., 8.04% 06/02/03 and Hughes Electronics Corp., 7.472% 10/23/00 Corporate Notes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-48 ____________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
ASSET-BACKED SECURITIES -- 1.4%
$ 3,000,000  Chase Manhattan RV Owner Trust,
              Series 1997-A, Class A9
               6.32% due 12/15/08....................  $   2,902,680
  1,338,315  Corestates Home Equity Trust,
              Series 1994-1, Class A
               6.65% due 05/15/09....................      1,325,654
                                                       -------------
             Total asset-backed securities...........  $   4,228,334
                                                       =============
COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.2%
  2,812,183  BA Mortgage Securities, Inc.,
              Series 1997-1, Class A10
               7.10% due 07/25/26....................  $   2,795,281
  2,146,124  BA Mortgage Securities, Inc.,
              Series 1997-2, Class 2A1
               7.25% due 10/25/27....................      2,136,653
  7,490,913  Citicorp Mortgage Securities, Inc.,
              Series 1994-8, Class A6
               6.25% due 05/25/24....................      7,025,607
  5,083,657  Citicorp Mortgage Securities, Inc.,
              Series 1998-8, Class A3
               6.75% due 09/25/28....................      4,735,781
  3,342,560  Countrywide Home Loans., Series 1998-6,
              Class A
               6.50% due 06/25/13....................      3,210,495
   -430,167  DLJ Mortgage Acceptance Corp.,
              Series 1996-I, Class B1
               7.25% due 09/25/11....................        407,979
   -143,389  DLJ Mortgage Acceptance Corp.,
              Series 1996-I, Class B2
               7.25% due 09/25/11....................        134,694
  2,413,000  GE Capital Mortgage Services, Inc.,
              Series 1993-10, Class A3
               6.50% due 09/25/23....................      2,302,050
  2,102,664  GE Capital Mortgage Services, Inc.,
              Series 1994-19, Class A6
               7.50% due 06/25/24....................      2,099,361
  3,621,982  GE Capital Mortgage Services, Inc.,
              Series 1994-26, Class A
               6.902% due 07/25/09...................      3,548,202
    497,830  GE Capital Mortgage Services, Inc.,
              Series 1996-1, Class B2
               6.75% due 02/25/11....................        465,884
  1,491,904  GE Capital Mortgage Services, Inc.,
              Series 1996-1, Class M
               6.75% due 02/25/11....................      1,438,135
    507,418  GE Capital Mortgage Services, Inc.,
              Series 1996-10, Class B1
               6.75% due 06/25/11....................        484,432
    507,418  GE Capital Mortgage Services, Inc.,
              Series 1996-10, Class B2
               6.75% due 06/25/11....................        473,158
  3,111,629  GE Capital Mortgage Services, Inc.,
              Series 1998-7, Class A
               6.50% due 04/25/13....................      2,988,907
  6,016,641  GE Capital Mortgage Services, Inc.,
              Series 1999-16, Class A
               6.50% due 07/25/14....................      5,745,471
 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

COLLATERALIZED MORTGAGE OBLIGATIONS --  (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$ 1,841,528  Housing Securities, Inc.,
              Series 1993-E, Class E15
               10.00% due 09/25/08...................  $   1,940,599
  4,622,899  Norwest Asset Securities Corp.,
              Series 1999-22, Class A1
               6.50% due 09/25/14....................      4,412,881
    486,854  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B1
               6.60% due 02/25/11....................        466,338
    162,285  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B2
               6.60% due 02/25/11....................        155,446
    259,655  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B3
               6.60% due 02/25/11....................        244,037
  4,200,000  Prudential Home Mortgage Securities Co.
              Inc., Series 1994-8, Class A3
               6.75% due 03/25/24....................      4,008,606
  1,001,224  Prudential Home Mortgage Securities Co.
              Inc., Series 96-3, Class B1
               6.75% due 03/25/11....................        935,804
    500,211  Prudential Home Mortgage Securities Co.
              Inc., Series 96-3, Class B2
               6.75% due 03/25/11....................        467,528
    604,022  Residential Funding Mortgage Securities
              I, Inc., Series 1995-S18, Class M3
               7.00% due 11/25/10....................        570,094
    232,369  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S11, Class M3
               7.00% due 04/25/11....................        218,875
    441,120  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S19, Class M3
               7.50% due 09/25/11....................        422,192
    476,917  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S5, Class M3
               6.75% due 02/25/11....................        443,251
  2,034,596  Residential Funding Mortgage Securities
              I, Inc., Series 1998-S22, Class A1
               6.50% due 09/25/13....................      1,950,913
  2,875,682  Residential Funding Mortgage Securities
              I, Inc., Series 1999-S22, Class A2
               7.00% due 10/25/14....................      2,800,569
                                                       -------------
             Total collateralized mortgage
             obligations.............................  $  59,029,223
                                                       =============
U.S. TREASURIES & FEDERAL AGENCIES -- 78.9%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION
             -- 27.9%
  7,850,473  FHLMC Strip, Series 192, Class IO
               6.50% due 02/01/28....................  $   2,447,777
 19,134,819    7.00% due 10/01/26 - 11/01/29.........     18,495,031
 58,556,487    7.50% due 01/01/24 - 07/01/30.........     57,739,469
  1,932,930    8.00% due 02/01/13 - 11/01/24.........      1,949,299
  1,172,743    8.50% due 07/01/01 - 05/01/25.........      1,193,360
  1,117,503    9.00% due 07/01/02 - 10/01/06.........      1,133,463
  1,496,803    9.50% due 11/01/08....................      1,540,468

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-49 ____________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
           FEDERAL HOME LOAN MORTGAGE ASSOCIATION --  (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$   894,711    10.00% due 09/01/05 - 11/01/20........  $     950,663
                                                       -------------
                                                          85,449,530
                                                       -------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
             19.0%
 38,470,133    6.50% due 09/01/25 - 07/01/30.........     36,246,866
 11,988,291    7.00% due 02/01/30 - 05/01/30.........     11,570,271
  3,750,000    7.25% due 01/15/10....................      3,780,615
  3,000,000  Fannie Mae, Series 1997-28, Class PD
               7.50% due 07/18/23....................      2,992,815
  1,564,687    9.00% due 05/01/21 - 09/01/21.........      1,634,767
  1,706,584  Fannie Mae, Series 1998-12, Class AM
               9.00% due 03/18/28....................      1,725,250
    424,553  Fannie Mae Strip, Series D, Class 2
               11.00% due 04/01/09...................        453,078
                                                       -------------
                                                          58,403,662
                                                       -------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             -- 24.4%
 23,867,758    7.50% due 04/15/22 - 04/20/30.........     23,658,550
 33,913,448    8.00% due 02/15/01 - 07/01/30.........     34,268,088
 14,717,929    9.00% due 06/15/17 - 12/15/25.........     15,080,180
  1,713,940    9.50% due 10/15/09 - 11/15/09.........      1,785,792
     54,946    10.00% due 05/15/13...................         57,819
      2,531    11.25% due 01/15/01...................          2,579
     74,682    12.50% due 05/15/15 - 08/15/15........         82,879
                                                       -------------
                                                          74,935,887
                                                       -------------
             U.S. TREASURY BONDS -- 4.8%
 10,000,000    6.50% due 02/15/10....................     10,340,630
  4,000,000    6.75% due 08/15/26....................      4,298,752
                                                       -------------
                                                          14,639,382
                                                       -------------
             U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 2.8%
  8,510,640    3.625% due 07/15/02...................      8,495,961
                                                       -------------
             Total U.S. treasuries & federal
             agencies................................  $ 241,924,422
                                                       =============
SHORT-TERM SECURITIES -- 41.2%
             COMMERCIAL PAPER -- 32.8%
 10,000,000  Associated Corp.
               6.520% due 07/18/00...................  $   9,972,832
 10,000,000  AT&T Corp.
               6.50% due 07/17/00....................      9,974,722
 10,000,000  Fleet Boston Financial Corp.
               6.55% due 07/17/00....................      9,974,528
 10,000,000  Ford Motor Credit Co.
               6.53% due 07/17/00....................      9,974,606
 10,750,000  Gillette Co. (The)
               6.90% due 07/05/00....................     10,745,879
 10,000,000  Goldman Sachs Group, Inc. (The)
               6.54% due 07/17/00....................      9,974,567
 10,000,000  IBM Credit Corp.
               6.49% due 07/17/00....................      9,974,761
 10,000,000  Salomon Smith Barney Holdings, Inc.
               6.53% due 07/17/00....................      9,974,606
 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

SHORT-TERM SECURITIES -- (CONTINUED)
           COMMERCIAL PAPER -- (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$10,000,000  Toyota Motor Credit Corp.
               6.51% due 07/18/00....................  $   9,972,875
 10,000,000  Wood Street Funding Corp.
               6.55% due 07/17/00....................      9,974,528
                                                       -------------
             Total commercial paper..................  $ 100,513,904
                                                       -------------
             REPURCHASE AGREEMENT -- 8.4%
 25,703,000  Interest in $320,669,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.436% due 07/03/00;
             maturity amount $25,716,762
             (Collateralized by $151,504,351 U.S.
             Treasury Bonds 8.125% due 05/15/21,
             $171,295,551 U.S. Treasury Inflation-
             Indexed Securities 3.625% due
             05/15/02)...............................     25,703,000
                                                       -------------
             Total short-term securities.............  $ 126,216,904
                                                       =============


DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $4,344,689)................................    1.4% $  4,228,334
Total collateralized mortgage obligations
 (cost $60,314,342).........................   19.2    59,029,223
Total U.S. treasuries & federal agencies
 (cost $240,966,070)........................   78.9   241,924,422
Total short-term securities
 (cost $126,216,904)........................   41.2   126,216,904
                                              -----  ------------
Total investment in securities (total
 cost $431,842,005).........................  140.7   431,398,883
Cash, receivables and other assets..........    0.8     2,315,582
Payable for securities purchased............  (37.8) (115,752,205)
Payable for fund shares redeemed............   (0.2)     (501,206)
Other liabilities...........................   (3.5)  (10,813,829)
                                              -----  ------------
Net assets..................................  100.0% $306,647,225
                                              =====  ============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 800,000,000 shares authorized; 287,472,257 shares
 outstanding........................................  $ 28,747,226
Capital surplus.....................................   286,394,392
Accumulated undistributed net investment income.....    10,025,835
Accumulated net realized loss on investments........   (18,077,108)
Unrealized depreciation of investments..............      (443,120)
                                                      ------------
Net assets..........................................  $306,647,225
                                                      ============

Class IA
Net asset value per share ($306,413,341  DIVIDED BY
 287,252,790
 shares outstanding) (600,000,000 shares authorized)......  $1.07
                                                            ====
Class IB
Net asset value per share ($233,884  DIVIDED BY 219,467
 shares outstanding) (200,000,000 shares authorized)......  $1.07
                                                            ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $542,673 or 0.2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-50 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
COMMERCIAL PAPER -- 71.0%
$   20,000,000  Abbey National North America PLC
                  6.58% due 09/12/00....................  $   19,740,457
    11,000,000  American Honda Finance Corp.
                  6.19% due 07/12/00....................      10,982,978
    12,110,000  American Honda Finance Corp.
                  6.19% due 07/24/00....................      12,066,273
    10,000,000  ANZ (Delaware), Inc.
                  6.02% due 08/25/00....................       9,911,372
    15,000,000  Associated Corp.
                  6.56% due 07/11/00....................      14,978,133
   -20,000,000  AT&T Corp.
                  6.78% due 06/14/01....................      20,000,000
    10,000,000  Bradford & Bingley Building Society
                  6.15% due 07/21/00....................       9,969,250
    20,000,000  Bradford & Bingley Building Society
                  6.56% due 07/10/00....................      19,974,489
    20,000,000  CAFCO
                  6.55% due 08/07/00....................      19,872,639
    20,000,000  CAFCO
                  6.62% due 08/01/00....................      19,893,344
    20,000,000  CIESCO L.P.
                  6.14% due 07/18/00....................      19,948,833
    10,000,000  CIESCO L.P.
                  6.55% due 08/02/00....................       9,945,417
    10,000,000  CIESCO L.P.
                  6.59% due 08/02/00....................       9,945,083
    10,000,000  Coca-Cola Co. (The)
                  6.10% due 07/03/00....................      10,000,000
    20,000,000  Coca-Cola Co. (The)
                  6.52% due 08/14/00....................      19,847,867
    35,000,000  Countrywide Home Loan
                  7.13% due 07/05/00....................      34,986,136
    30,000,000  DaimlerChrysler North America Holding
                 Corp.
                  6.15% due 07/25/00....................      29,887,250
    15,000,000  du Pont (E.I.) de Nemours & Co.
                  6.09% due 07/07/00....................      14,989,850
    17,800,000  Emerson Electric Co.
                  6.46% due 07/06/00....................      17,790,418
    20,000,000  Ford Motor Credit Co.
                  6.59% due 08/03/00....................      19,886,506
    20,000,000  General Electric Capital Corp.
                  5.98% due 07/10/00....................      19,976,744
    10,000,000  General Electric Capital Corp.
                  6.00% due 08/21/00....................       9,918,333
    10,000,000  General Electric Capital Corp.
                  6.59% due 09/18/00....................       9,859,047
    10,000,000  General Motors Acceptance Corp.
                  6.00% due 08/14/00....................       9,930,000
    35,000,000  Gillette Co. (The)
                  6.90% due 07/05/00....................      34,986,583
    10,000,000  Goldman Sachs Group, Inc. (The)
                  6.03% due 08/14/00....................       9,929,650
    10,000,000  Goldman Sachs Group, Inc. (The)
                  6.63% due 10/24/00....................       9,791,892
    10,000,000  Market Street Funding Corp.
                  6.60% due 07/24/00....................       9,961,500
    20,000,000  Market Street Funding Corp.
                  6.63% due 09/11/00....................      19,742,167
  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
$   20,000,000  Merita Bank North America, Inc.
                  6.14% due 12/04/00....................  $   19,474,689
    10,000,000  Merrill Lynch & Co., Inc.
                  6.03% due 08/21/00....................       9,917,925
    10,000,000  Merrill Lynch & Co., Inc.
                  6.14% due 07/17/00....................       9,976,122
    10,000,000  Merrill Lynch & Co., Inc.
                  6.54% due 08/07/00....................       9,936,417
    10,000,000  Morgan (J.P.) & Co.
                  6.12% due 11/15/00....................       9,770,500
    20,000,000  Morgan Stanley Dean Witter & Co.
                  6.00% due 07/05/00....................      19,993,333
    20,000,000  Morgan Stanley Dean Witter & Co.
                  6.55% due 09/18/00....................      19,719,806
    20,000,000  Motorola, Inc.
                  6.57% due 07/26/00....................      19,916,050
    15,000,000  Motorola, Inc.
                  6.60% due 09/27/00....................      14,763,500
    20,000,000  National Rural Utilities Cooperative
                 Finance Corp.
                  6.14% due 11/06/00....................      19,570,200
    20,000,000  Nationwide Building Society
                  6.59% due 10/18/00....................      19,608,261
    10,000,000  Old Line Funding Corp.
                  6.56% due 07/20/00....................       9,969,022
    18,435,000  Pfizer, Inc.
                  6.58% due 08/07/00....................      18,317,067
    10,000,000  Salomon Smith Barney Holdings, Inc.
                  6.60% due 09/18/00....................       9,858,833
    10,000,000  Salomon Smith Barney Holdings, Inc.
                  6.61% due 09/18/00....................       9,858,619
    20,000,000  Sara Lee Corp.
                  6.49% due 07/06/00....................      19,989,183
    10,000,000  SwedBank
                  5.97% due 07/10/00....................       9,988,392
    10,000,000  SwedBank
                  6.19% due 11/28/00....................       9,745,522
    10,000,000  SwedBank
                  6.19% due 12/05/00....................       9,733,486
    30,000,000  Toronto-Dominion Holdings
                  6.24% due 10/23/00....................      29,417,600
    20,000,000  Triple A One Funding Corp.
                  6.60% due 07/24/00....................      19,923,000
    10,000,000  Wood Street Funding Corp.
                  6.55% due 07/14/00....................       9,979,986
                                                          --------------
                Total commercial paper..................  $  808,139,724
                                                          ==============
CORPORATE NOTES -- 15.9%
    10,000,000  Citigroup, Inc.
                  5.625% due 02/15/01...................  $    9,934,274
    10,000,000  First Union National Bank
                  6.80% due 02/22/01....................      10,000,000
    20,000,000  Fleet Financial Group, Inc.
                  6.707% due 03/13/01...................      19,989,949
    10,000,000  Fleet National Bank
                  6.91% due 03/27/01....................      10,008,797
    20,000,000  General Mills, Inc.
                  6.161% due 07/17/00...................      19,999,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-51 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------

CORPORATE NOTES -- (CONTINUED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
$   10,000,000  General Mills, Inc.
                  6.68% due 02/09/01....................  $    9,997,283
   -18,000,000  Goldman Sachs Group, Inc. (The)
                  6.713% due 01/16/01...................      18,038,751
    20,000,000  Key Bank N.A.
                  6.76% due 05/25/01....................      19,993,562
    13,000,000  Nationsbank Corp.
                  5.75% due 03/15/01....................      12,911,082
    30,000,000  Toyota Motor Credit Corp.
                  6.181% due 01/09/01...................      29,989,225
    20,000,000  Wachovia Bank
                  6.82% due 09/14/00....................      19,999,225
                                                          --------------
                Total corporate notes...................  $  180,861,402
                                                          ==============
REPURCHASE AGREEMENT -- 14.9%
   169,259,000    Interest in $320,669,000 joint
                  repurchase agreement dated 06/30/00
                  with State Street Bank, 6.436% due
                  07/03/00; maturity amount $169,349,783
                  (Collateralized by $151,504,351 U.S.
                  Treasury Bonds 8.125% due 05/15/21,
                  $171,295,551 U.S. Treasury Inflation-
                  Indexed Securities 3.625% due
                  05/15/02).............................  $  169,259,000
                                                          --------------
                Total repurchase agreement..............  $  169,259,000
                                                          ==============



DIVERSIFICATION OF NET ASSETS:
Total commercial paper
 (cost $808,139,724)....................   71.0% $ 808,139,724
Total corporate notes
 (cost $108,861,402)....................   15.9    180,861,402
Total repurchase agreement
 (cost $169,259,000)....................   14.9    169,259,000
                                          -----  -------------
Total investment in securities
 (total cost $1,158,260,126)............  101.8  1,158,260,126
Cash, receivables and other assets......    0.9     10,107,975
Payable for fund shares redeemed........   (2.2)   (24,245,388)
Dividends payable.......................   (0.5)    (5,932,814)
Other liabilities.......................   (0.0)      (289,974)
                                          -----  -------------
Net assets..............................  100.0% $1,137,899,925
                                          =====  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,137,899,924
 shares outstanding...............................  $ 113,789,993
Capital surplus...................................  1,024,109,932
                                                    -------------
Net assets........................................  $1,137,899,925
                                                    =============
Class IA
Shares of benefical interest outstanding, $0.10
 par value 2,475,000,000 shares authorized (Net
 assets $1,122,864,964)...........................  1,122,864,964
                                                    =============

Net asset value...................................  $1.00
                                                    ====

Class IB
Shares of benefical interest outstanding, $0.10
 par value 525,000,000 shares authorized (Net
 assets $15,034,961)..............................    15,034,961
                                                    ============

Net asset value...................................  $1.00
                                                    ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $38,038,751 or 3.3% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-52 ____________________________________

                      [This page intentionally left blank]

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                              HARTFORD       HARTFORD
                               GLOBAL         GLOBAL
                               HEALTH       TECHNOLOGY
                              HLS FUND*     HLS FUND*
                             -----------    ----------
INVESTMENT INCOME:
  Dividends..............    $   19,307     $    1,878
  Interest...............        22,025         24,159
  Securities lending.....         1,868            123
  Less foreign tax
   withheld..............          (889)        --
                             ----------     ----------
    Total investment
     income, net.........        42,311         26,160
                             ----------     ----------
EXPENSES:
  Investment advisory
   fees..................        16,745         21,340
  Administrative services
   fees..................         5,152          6,566
  Accounting services....           382            488
  Custodian fees gross...         6,334          9,274
  Custodian fees expense
   offset................          (443)        (1,740)
  Board of Directors
   fees..................             3              4
  Distribution fees --
   Class IB..............           521            628
  Other expenses.........            96            113
                             ----------     ----------
    Total expenses,
     (before waivers)....        28,790         36,673
  Distribution fees --
   Class IB waived.......          (146)          (176)
                             ----------     ----------
    Total expenses,
     net.................        28,644         36,497
                             ----------     ----------
  Net investment income
   (loss)................        13,667        (10,337)
                             ----------     ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........       397,001        272,239
  Net realized gain on
   futures contracts.....        --             --
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............        (7,968)        --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........         4,785         --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     2,534,944      1,338,314
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....        --             --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....           171         --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............           535         --
                             ----------     ----------
  Net realized and
   unrealized gain (loss)
   on investments........     2,929,468      1,610,553
                             ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $2,943,135     $1,600,216
                             ==========     ==========

  *  From inception May 1, 2000 to June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-54 ____________________________________

                             HARTFORD         HARTFORD                           HARTFORD
                              SMALL            CAPITAL          HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD
                             COMPANY        APPRECIATION         MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK
                          HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.
                          --------------   ---------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............  $    602,444    $   39,415,449     $  1,940,915    $  14,237,320     $ 2,428,258     $  42,624,938
  Interest...............     1,961,587        19,044,897          733,093        3,581,627       1,016,339        11,476,898
  Securities lending.....        20,674           103,914           56,681          113,325          40,029            38,495
  Less foreign tax
   withheld..............      --              (1,248,687)         (35,558)      (1,884,559)       (226,823)         (336,046)
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total investment
     income, net.........     2,584,705        57,315,573        2,695,131       16,047,713       3,257,803        53,804,285
                           ------------    --------------     ------------    -------------     -----------     -------------
EXPENSES:
  Investment advisory
   fees..................     2,509,852        19,479,789        2,601,180        3,857,193       1,008,699        11,985,452
  Administrative services
   fees..................       980,718         8,959,915        1,026,234        1,608,104         361,108         9,412,373
  Accounting services....        73,554           671,994           76,968          120,608          27,083           705,928
  Custodian fees gross...        12,018           184,293           19,284          425,505          32,546            22,323
  Custodian fees expense
   offset................        (8,309)          (73,365)          (4,110)         (28,394)         (6,554)           (2,768)
  Board of Directors
   fees..................         1,501             9,656            1,143            1,890             482             9,609
  Distribution fees --
   Class IB..............        22,314            45,901            3,668            8,033           2,399            74,796
  Other expenses.........        28,903           230,854           19,193           42,239           9,509           305,780
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total expenses,
     (before waivers)....     3,620,551        29,509,037        3,743,560        6,035,178       1,435,272        22,513,493
  Distribution fees --
   Class IB waived.......        (6,248)          (12,852)          (1,027)          (2,249)           (672)          (20,943)
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total expenses,
     net.................     3,614,303        29,496,185        3,742,533        6,032,929       1,434,600        22,492,550
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net investment income
   (loss)................    (1,029,598)       27,819,388       (1,047,402)      10,014,784       1,823,203        31,311,735
                           ------------    --------------     ------------    -------------     -----------     -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........    90,249,152     1,516,935,742      119,140,580      143,346,294      10,514,401       275,733,865
  Net realized gain on
   futures contracts.....      --                --               --                110,369         --               --
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............         3,505         6,180,549         --             (1,392,592)       (341,815)              928
  Net realized gain
   (loss) on foreign
   currency
   transactions..........          (319)       (5,630,570)             977         (893,655)         59,489             9,134
  Net unrealized
   appreciation
   (depreciation) of
   investments...........   (67,807,033)     (511,603,284)      52,161,771     (226,349,654)     (5,131,260)     (395,863,520)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....            (9)            1,165         --               (103,692)        --               --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        17,873           975,589         --               (317,887)         64,440          --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............       (14,254)         (150,003)        --                176,077         (55,738)         --
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net realized and
   unrealized gain (loss)
   on investments........    22,448,915     1,006,709,188      171,303,328      (85,424,740)      5,109,517      (120,119,593)
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $ 21,419,317    $1,034,528,576     $170,255,926    $ (75,409,956)    $ 6,932,720     $ (88,807,858)
                           ============    ==============     ============    =============     ===========     =============

                            HARTFORD
                           GROWTH AND
                             INCOME
                            HLS FUND
                           -----------
INVESTMENT INCOME:
  Dividends..............  $ 1,365,532
  Interest...............      355,968
  Securities lending.....      --
  Less foreign tax
   withheld..............         (245)
                           -----------
    Total investment
     income, net.........    1,721,255
                           -----------
EXPENSES:
  Investment advisory
   fees..................      803,529
  Administrative services
   fees..................      282,906
  Accounting services....       21,218
  Custodian fees gross...        6,119
  Custodian fees expense
   offset................         (865)
  Board of Directors
   fees..................          374
  Distribution fees --
   Class IB..............          810
  Other expenses.........       11,598
                           -----------
    Total expenses,
     (before waivers)....    1,125,689
  Distribution fees --
   Class IB waived.......         (227)
                           -----------
    Total expenses,
     net.................    1,125,462
                           -----------
  Net investment income
   (loss)................      595,793
                           -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........   11,639,925
  Net realized gain on
   futures contracts.....      760,797
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............      --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........      --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........   (4,897,473)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....      (66,690)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....      --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............      --
                           -----------
  Net realized and
   unrealized gain (loss)
   on investments........    7,436,559
                           -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $ 8,032,352
                           ===========

_____________________________________ MF-55 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                HARTFORD
                              DIVIDEND AND        HARTFORD
                                 GROWTH            INDEX
                             HLS FUND, INC.    HLS FUND, INC.
                             --------------    --------------
INVESTMENT INCOME:
  Dividends..............    $  33,062,547      $ 14,483,757
  Interest...............        1,927,815           778,246
  Securities lending.....           20,677            18,078
  Less foreign tax
   withheld..............         (214,952)          (77,299)
                             -------------      ------------
    Total investment
     income, net.........       34,796,087        15,202,782
                             -------------      ------------
EXPENSES:
  Investment advisory
   fees..................        6,878,180         2,573,343
  Administrative services
   fees..................        3,029,746         2,573,343
  Accounting services....          227,231           193,001
  Custodian fees gross...           12,654            12,548
  Custodian fees expense
   offset................           (4,883)             (920)
  Board of Directors
   fees..................            3,072             2,882
  Distribution fees --
   Class IB..............           20,646             2,118
  Other expenses.........          101,456            94,337
                             -------------      ------------
    Total expenses,
     (before waivers)....       10,268,102         5,450,652
  Distribution fees --
   Class IB waived.......           (5,781)             (593)
                             -------------      ------------
    Total expenses,
     net.................       10,262,321         5,450,059
                             -------------      ------------
  Net investment
   income................       24,533,766         9,752,723
                             -------------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on securities
   transactions..........      159,541,345        (2,940,322)
  Net realized gain
   (loss) on futures
   contracts.............         --                 196,818
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............          136,770          --
  Net realized gain on
   option contracts......           28,665          --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........         (157,391)              (62)
  Net unrealized
   (depreciation)
   appreciation of
   investments...........     (238,039,071)      (22,643,114)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....         --                (267,893)
  Net unrealized
   (depreciation) of
   forward foreign
   currency contracts....         --                --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............           (8,948)         --
                             -------------      ------------
  Net realized and
   unrealized (loss) gain
   on investments........      (78,498,630)      (25,654,573)
                             -------------      ------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............    $ (53,964,864)     $(15,901,850)
                             =============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-56 ____________________________________

                             HARTFORD                                                         HARTFORD
                          INTERNATIONAL       HARTFORD       HARTFORD        HARTFORD         MORTGAGE         HARTFORD
                             ADVISERS         ADVISERS      HIGH YIELD         BOND          SECURITIES      MONEY MARKET
                          HLS FUND, INC.   HLS FUND, INC.    HLS FUND     HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                          --------------   --------------   -----------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............  $  2,084,717    $  40,196,470    $    33,500    $    103,605     $   --            $  --
  Interest...............     5,404,850      180,965,848      2,450,485      33,464,352      10,794,579        35,250,992
  Securities lending.....        14,211           67,353          1,387           5,741         --               --
  Less foreign tax
   withheld..............      (289,446)        (305,934)       --             --               --               --
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total investment
     income, net.........     7,214,332      220,923,737      2,485,372      33,573,698      10,794,579        35,250,992
                           ------------    -------------    -----------    ------------     -----------       -----------
EXPENSES:
  Investment advisory
   fees..................     1,135,244       30,134,618        146,333       1,451,414         399,043         1,430,921
  Administrative services
   fees..................       408,530       13,973,950         50,898         987,006         319,234         1,144,737
  Accounting services....        30,640        1,048,046          3,817          74,025          23,942            85,855
  Custodian fees gross...        93,081           41,337          4,144          23,359           9,234             4,285
  Custodian fees expense
   offset................        (6,752)         (13,438)          (181)         (3,069)           (837)             (908)
  Board of Directors
   fees..................         4,914           16,737             65           1,298           1,278             4,214
  Distribution fees --
   Class IB..............           617          194,957            206          22,342              49            11,839
  Other expenses.........        11,284          458,810          3,207          23,531          16,815            35,621
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total expenses,
     (before waivers)....     1,677,558       45,855,017        208,489       2,579,906         768,758         2,716,564
  Distribution fees --
   Class IB waived.......          (173)         (54,588)           (58)         (6,256)            (14)           (3,315)
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total expenses,
     net.................     1,677,385       45,800,429        208,431       2,573,650         768,744         2,713,249
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net investment
   income................     5,536,947      175,123,308      2,276,941      31,000,048      10,025,835        32,537,743
                           ------------    -------------    -----------    ------------     -----------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on securities
   transactions..........    17,397,479      249,570,124     (1,599,240)    (11,801,915)     (4,387,210)          (35,716)
  Net realized gain
   (loss) on futures
   contracts.............       261,778         --              --             (174,572)        --               --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............     7,315,101              928        (11,025)      1,360,919         --               --
  Net realized gain on
   option contracts......      --               --              --             --               --               --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........       (39,611)           8,183          9,826      (1,030,323)        --               --
  Net unrealized
   (depreciation)
   appreciation of
   investments...........   (31,286,900)    (357,178,395)      (663,149)     26,157,650       4,491,447          --
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....    (1,254,738)        --              --              471,924         --               --
  Net unrealized
   (depreciation) of
   forward foreign
   currency contracts....    (4,194,086)        --              --             --               --               --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............       207,878         --                  631          84,831         --               --
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net realized and
   unrealized (loss) gain
   on investments........   (11,593,099)    (107,599,160)    (2,262,957)     15,068,514         104,237           (35,716)
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net (decrease) increase
   in net assets
   resulting from
   operations............  $ (6,056,152)   $  67,524,148    $    13,984    $ 46,068,562     $10,130,072       $32,502,027
                           ============    =============    ===========    ============     ===========       ===========

_____________________________________ MF-57 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                  HARTFORD     HARTFORD
                                   GLOBAL       GLOBAL
                                   HEALTH     TECHNOLOGY
                                 HLS FUND*     HLS FUND*
                                ------------  -----------
OPERATIONS:
  Net investment income
   (loss).....................  $    13,667   $   (10,337)
  Net realized gain on
   investments................      393,818       272,239
  Net unrealized appreciation
   (depreciation) of
   investments................    2,535,650     1,338,314
                                -----------   -----------
  Net increase (decrease) in
   net assets resulting from
   operations.................    2,943,135     1,600,216
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      --            --
    Class IB..................      --            --
  From realized gain on
   investments
    Class IA..................      --            --
    Class IB..................      --            --
                                -----------   -----------
    Total distributions.......      --            --
                                -----------   -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................   19,008,094    28,004,765
    Class IB..................    1,301,309     2,197,525
                                -----------   -----------
        Net increase from
       capital share
       transactions...........   20,309,403    30,202,290
                                -----------   -----------
        Net increase in net
       assets.................   23,252,538    31,802,506
NET ASSETS:
  Beginning of period.........      --            --
                                -----------   -----------
  End of period...............  $23,252,538   $31,802,506
                                ===========   ===========
  Accumulated undistributed
   net investment income
   (loss).....................  $    13,666   $   (10,338)
                                ===========   ===========

  *  From inception May 1, 2000 to June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-58 ____________________________________

                                  HARTFORD          HARTFORD                            HARTFORD
                                    SMALL            CAPITAL          HARTFORD        INTERNATIONAL      HARTFORD
                                   COMPANY        APPRECIATION         MIDCAP         OPPORTUNITIES   GLOBAL LEADERS
                               HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                               ---------------   ---------------   ---------------   ---------------  --------------
OPERATIONS:
  Net investment income
   (loss)..................... $   (1,029,598)   $   27,819,388    $   (1,047,402)   $   10,014,784    $  1,823,203
  Net realized gain on
   investments................     90,252,338     1,517,485,721       119,141,557       141,170,416      10,232,075
  Net unrealized appreciation
   (depreciation) of
   investments................    (67,803,423)     (510,776,533)       52,161,771      (226,595,156)     (5,122,558)
                               --------------    ---------------   --------------    --------------    ------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     21,419,317     1,034,528,576       170,255,926       (75,409,956)      6,932,720
                               --------------    ---------------   --------------    --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................       --              (3,805,460)         --             (10,708,194)        (20,051)
    Class IB..................       --                 (22,902)         --                 (76,325)           (291)
  From realized gain on
   investments
    Class IA..................   (117,754,046)   (1,257,339,181)      (52,224,942)     (171,516,585)     (2,622,287)
    Class IB..................     (3,079,849)       (7,712,912)         (412,501)       (1,223,514)        (38,228)
                               --------------    ---------------   --------------    --------------    ------------
    Total distributions.......   (120,833,895)   (1,268,880,455)      (52,637,443)     (183,524,618)     (2,680,857)
                               --------------    ---------------   --------------    --------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................    412,727,319     1,638,386,046       534,961,884       249,825,858     294,031,644
    Class IB..................     20,049,442        39,473,394        10,495,924         9,806,041       7,046,570
                               --------------    ---------------   --------------    --------------    ------------
        Net increase from
       capital share
       transactions...........    432,776,761     1,677,859,440       545,457,808       259,631,899     301,078,214
                               --------------    ---------------   --------------    --------------    ------------
        Net increase in net
       assets.................    333,362,183     1,443,507,561       663,076,291           697,325     305,330,077
NET ASSETS:
  Beginning of period.........    767,502,233     7,985,996,377       672,713,807     1,578,038,808     179,743,919
                               --------------    ---------------   --------------    --------------    ------------
  End of period............... $1,100,864,416    $9,429,503,938    $1,335,790,098    $1,578,736,133    $485,073,996
                               ==============    ===============   ==============    ==============    ============
  Accumulated undistributed
   net investment income
   (loss)..................... $   (1,029,598)   $   28,097,122    $   (1,047,402)   $    6,140,661    $  1,794,497
                               ==============    ===============   ==============    ==============    ============

                                                   HARTFORD
                                   HARTFORD       GROWTH AND
                                     STOCK          INCOME
                                HLS FUND, INC.     HLS FUND
                                ---------------  ------------
OPERATIONS:
  Net investment income
   (loss).....................  $   31,311,735   $    595,793
  Net realized gain on
   investments................     275,743,927     12,400,722
  Net unrealized appreciation
   (depreciation) of
   investments................    (395,863,520)    (4,964,163)
                                ---------------  ------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     (88,807,858)     8,032,352
                                ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (2,419,284)       (16,018)
    Class IB..................         (19,101)          (140)
  From realized gain on
   investments
    Class IA..................    (999,115,721)    (3,335,223)
    Class IB..................      (8,268,704)       (29,168)
                                ---------------  ------------
    Total distributions.......  (1,009,822,810)    (3,380,549)
                                ---------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................   1,136,680,629    139,171,726
    Class IB..................      40,256,537      3,259,830
                                ---------------  ------------
        Net increase from
       capital share
       transactions...........   1,176,937,166    142,431,556
                                ---------------  ------------
        Net increase in net
       assets.................      78,306,498    147,083,359
NET ASSETS:
  Beginning of period.........   9,447,823,496    201,871,836
                                ---------------  ------------
  End of period...............  $9,526,129,994   $348,955,195
                                ===============  ============
  Accumulated undistributed
   net investment income
   (loss).....................  $   31,316,736   $    595,793
                                ===============  ============

_____________________________________ MF-59 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                   HARTFORD
                                 DIVIDEND AND       HARTFORD
                                    GROWTH           INDEX
                                HLS FUND, INC.   HLS FUND, INC.
                                ---------------  --------------
OPERATIONS:
  Net investment income.......  $   24,533,766   $    9,752,723
  Net realized gain (loss) on
   investments................     159,549,389       (2,743,566)
  Net unrealized
   (depreciation) appreciation
   of investments.............    (238,048,019)     (22,911,007)
                                --------------   --------------
  Net (decrease) increase in
   net assets resulting from
   operations.................     (53,964,864)     (15,901,850)
                                --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (2,426,419)        (264,144)
    Class IB..................         (15,305)            (393)
  From realized gain on
   investments
    Class IA..................    (266,487,174)     (24,783,748)
    Class IB..................      (1,715,211)         (36,848)
                                --------------   --------------
    Total distributions.......    (270,644,109)     (25,085,133)
                                --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................      29,669,469       82,006,135
    Class IB..................       4,817,195        3,996,698
                                --------------   --------------
        Net increase
       (decrease) from capital
       share transactions.....      34,486,664       86,002,833
                                --------------   --------------
        Net (decrease)
       increase in net
       assets.................    (290,122,309)      45,015,850
NET ASSETS:
  Beginning of period.........   3,223,819,460    2,581,446,661
                                --------------   --------------
  End of period...............  $2,933,697,151   $2,626,462,511
                                ==============   ==============
  Accumulated undistributed
   net investment income
   (loss).....................  $   23,091,974   $    9,767,523
                                ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-60 ____________________________________

                                   HARTFORD                                                        HARTFORD
                                INTERNATIONAL        HARTFORD       HARTFORD       HARTFORD        MORTGAGE        HARTFORD
                                   ADVISERS          ADVISERS      HIGH YIELD        BOND         SECURITIES     MONEY MARKET
                                HLS FUND, INC.    HLS FUND, INC.    HLS FUND    HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.
                                --------------   ----------------  -----------  --------------  --------------  --------------
OPERATIONS:
  Net investment income.......   $  5,536,947    $   175,123,308   $ 2,276,941   $ 31,000,048    $ 10,025,835   $   32,537,743
  Net realized gain (loss) on
   investments................     24,934,747        249,579,235    (1,600,439)   (11,645,891)     (4,387,210)         (35,716)
  Net unrealized
   (depreciation) appreciation
   of investments.............    (36,527,846)      (357,178,395)     (662,518)    26,714,405       4,491,447         --
                                 ------------    ---------------   -----------   ------------    ------------   --------------
  Net (decrease) increase in
   net assets resulting from
   operations.................     (6,056,152)        67,524,148        13,984     46,068,562      10,130,072       32,502,027
                                 ------------    ---------------   -----------   ------------    ------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................     (4,961,334)       (29,849,092)      (61,191)    (4,426,549)     (2,172,319)     (32,239,227)
    Class IB..................        (18,042)          (389,528)         (621)       (93,698)         (1,623)        (262,798)
  From realized gain on
   investments
    Class IA..................    (26,882,615)    (1,188,034,853)      --            --              --               --
    Class IB..................        (97,763)       (15,622,606)      --            --              --               --
                                 ------------    ---------------   -----------   ------------    ------------   --------------
    Total distributions.......    (31,959,754)    (1,233,896,079)      (61,812)    (4,520,247)     (2,173,942)     (32,502,025)
                                 ------------    ---------------   -----------   ------------    ------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................     56,247,852        827,867,303     3,131,858    (49,574,084)    (41,308,984)    (134,570,848)
    Class IB..................      1,641,421         60,330,059       465,887      4,128,454         223,265        6,231,037
                                 ------------    ---------------   -----------   ------------    ------------   --------------
        Net increase
       (decrease) from capital
       share transactions.....     57,889,273        888,197,362     3,597,745    (45,445,630)    (41,085,719)    (128,339,811)
                                 ------------    ---------------   -----------   ------------    ------------   --------------
        Net (decrease)
       increase in net
       assets.................     19,873,367       (278,174,569)    3,549,917     (3,897,315)    (33,129,589)    (128,339,809)
NET ASSETS:
  Beginning of period.........    396,158,206     14,220,213,254    52,833,371    994,678,368     339,776,814    1,266,239,734
                                 ------------    ---------------   -----------   ------------    ------------   --------------
  End of period...............   $416,031,573    $13,942,038,685   $56,383,288   $990,781,053    $306,647,225   $1,137,899,925
                                 ============    ===============   ===========   ============    ============   ==============
  Accumulated undistributed
   net investment income
   (loss).....................   $  4,010,344    $   175,123,306   $ 2,262,827   $ 31,000,048    $ 10,025,835   $     --
                                 ============    ===============   ===========   ============    ============   ==============

_____________________________________ MF-61 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                HARTFORD          HARTFORD
                                 SMALL             CAPITAL
                                COMPANY         APPRECIATION
                             HLS FUND, INC.    HLS FUND, INC.
                             --------------    ---------------
OPERATIONS:
  Net investment
   income................     $ (1,976,601)    $   29,590,553
  Net realized (loss)
   gain..................      147,233,369      1,275,672,031
  Net unrealized
   (depreciation)
   appreciation of
   investments...........      121,502,066        843,016,317
                              ------------     --------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............      266,758,834      2,148,278,901
                              ------------     --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............         --              (24,013,346)
    Class IB.............         --                  (47,938)
  From realized gain on
   investments
    Class IA.............         (986,389)      (373,170,325)
    Class IB.............          (13,611)        (2,166,173)
                              ------------     --------------
    Total
     distributions.......       (1,000,000)      (399,397,782)
                              ------------     --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............      143,679,160        409,058,426
    Class IB.............        6,634,327         14,635,220
                              ------------     --------------
        Net increase
       (decrease) from
       capital share
       transactions......      150,313,487        423,693,646
                              ------------     --------------
        Net increase
       (decrease) in net
       assets............      416,072,321      2,172,574,765
NET ASSETS:
  Beginning of year......      351,429,912      5,813,421,612
                              ------------     --------------
  End of year............     $767,502,233     $7,985,996,377
                              ============     ==============
  Accumulated
   undistributed net
   investment income.....     $   --           $    4,106,096
                              ============     ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-62 ____________________________________

                                              HARTFORD                                          HARTFORD        HARTFORD
                             HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD       GROWTH AND     DIVIDEND AND
                              MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK           INCOME          GROWTH
                          HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.     HLS FUND     HLS FUND, INC.
                          --------------   --------------   --------------   --------------   ------------   ---------------
OPERATIONS:
  Net investment
   income................  $   (453,470)   $  15,471,910     $    293,806    $  65,458,296    $    556,158   $   50,807,217
  Net realized (loss)
   gain..................    74,256,853      200,445,808        2,920,899    1,025,416,628       4,442,200      275,965,619
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    87,291,822      249,333,414       33,754,415      408,912,415      17,368,897     (162,877,806)
                           ------------    --------------    ------------    --------------   ------------   --------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............   161,095,205      465,251,132       36,969,120    1,499,787,339      22,367,255      163,895,030
                           ------------    --------------    ------------    --------------   ------------   --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............      --            (15,254,141)        (230,000)     (64,230,258)       (540,261)     (51,584,635)
    Class IB.............      --                (26,724)        --               (285,493)            (17)        (240,626)
  From realized gain on
   investments
    Class IA.............   (27,865,705)        --               (835,856)    (619,031,959)     (1,243,909)    (120,723,195)
    Class IB.............          (445)        --                   (435)      (6,820,829)            (91)        (820,318)
                           ------------    --------------    ------------    --------------   ------------   --------------
    Total
     distributions.......   (27,866,150)     (15,280,865)      (1,066,291)    (690,368,539)     (1,784,278)    (173,368,774)
                           ------------    --------------    ------------    --------------   ------------   --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............   395,957,351      (71,217,452)     138,030,655    1,405,976,600     155,965,699      185,464,195
    Class IB.............        33,758        1,929,411           10,990       39,214,926              35        7,935,212
                           ------------    --------------    ------------    --------------   ------------   --------------
        Net increase
       (decrease) from
       capital share
       transactions......   395,991,109      (69,288,041)     138,041,645    1,445,191,526     155,965,734      193,399,407
                           ------------    --------------    ------------    --------------   ------------   --------------
        Net increase
       (decrease) in net
       assets............   529,220,164      380,682,226      173,944,474    2,254,610,326     176,548,711      183,925,663
NET ASSETS:
  Beginning of year......   143,493,643    1,197,356,582        5,799,445    7,193,213,170      25,323,125    3,039,893,797
                           ------------    --------------    ------------    --------------   ------------   --------------
  End of year............  $672,713,807    $1,578,038,808    $179,743,919    $9,447,823,496   $201,871,836   $3,223,819,460
                           ============    ==============    ============    ==============   ============   ==============
  Accumulated
   undistributed net
   investment income.....  $   --          $   6,910,396     $     (8,364)   $   2,443,386    $     16,158   $      999,932
                           ============    ==============    ============    ==============   ============   ==============

_____________________________________ MF-63 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                   HARTFORD
                                HARTFORD        INTERNATIONAL
                                  INDEX            ADVISERS
                             HLS FUND, INC.     HLS FUND, INC.
                             ---------------    --------------
OPERATIONS:
  Net investment income
   (loss)................    $   20,579,345      $  8,380,352
  Net realized gain
   (loss)................        26,366,138        28,196,505
  Net unrealized
   (depreciation)
   appreciation of
   investments...........       369,300,044        34,812,206
                             --------------      ------------
  Net increase in net
   assets resulting from
   operations............       416,245,527        71,389,063
                             --------------      ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       (23,997,823)       (6,999,809)
    Class IB.............               (82)             (191)
  From realized gain on
   investments
    Class IA.............       (32,133,595)         --
    Class IB.............                (9)         --
                             --------------      ------------
    Total
     distributions.......       (56,131,509)       (7,000,000)
                             --------------      ------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       375,205,423        45,906,614
    Class IB.............            10,000            10,000
                             --------------      ------------
        Net increase from
       capital share
       transactions......       375,215,423        45,916,614
                             --------------      ------------
        Net increase in
       net assets........       735,329,441       110,305,677
NET ASSETS:
  Beginning of year......     1,846,117,220       285,852,529
                             --------------      ------------
  End of year............    $2,581,446,661      $396,158,206
                             ==============      ============
  Accumulated
   undistributed net
   investment income.....    $      279,337      $  3,452,773
                             ==============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-64 ____________________________________

                                                                                 HARTFORD
                              HARTFORD        HARTFORD         HARTFORD          MORTGAGE         HARTFORD
                              ADVISERS       HIGH YIELD          BOND           SECURITIES      MONEY MARKET
                           HLS FUND, INC.     HLS FUND      HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                          ----------------   -----------   ----------------   --------------   ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   320,121,537    $ 3,010,849   $     58,520,227    $ 21,173,942    $   51,797,629
  Net realized gain
   (loss)................   1,204,132,542       (207,453)       (18,936,883)     (6,343,967)           22,249
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    (201,833,722)    (1,512,476)       (58,549,134)     (9,624,058)         --
                          ---------------    -----------   ----------------    ------------    --------------
  Net increase in net
   assets resulting from
   operations............   1,322,420,357      1,290,920        (18,965,790)      5,205,917        51,819,878
                          ---------------    -----------   ----------------    ------------    --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............    (294,114,825)    (2,960,585)       (53,765,163)    (18,999,447)      (51,531,940)
    Class IB.............      (2,712,215)        (5,858)          (835,869)           (553)         (265,689)
  From realized gain on
   investments
    Class IA.............    (985,224,028)        (6,008)        (6,264,409)       --                 (22,169)
    Class IB.............     (10,509,514)           (28)           (48,164)       --                     (80)
                          ---------------    -----------   ----------------    ------------    --------------
    Total
     distributions.......  (1,292,560,582)    (2,972,479)       (60,913,605)    (19,000,000)      (51,819,878)
                          ---------------    -----------   ----------------    ------------    --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............   2,243,273,127     39,928,946        155,218,570      (3,273,436)      384,949,803
    Class IB.............     106,955,218          1,851         11,573,774          10,000         6,624,881
                          ---------------    -----------   ----------------    ------------    --------------
        Net increase from
       capital share
       transactions......   2,350,228,345     39,930,797        166,792,344      (3,263,436)      391,574,684
                          ---------------    -----------   ----------------    ------------    --------------
        Net increase in
       net assets........   2,380,088,120     38,249,238         86,912,949     (17,057,519)      391,574,684
NET ASSETS:
  Beginning of year......  11,840,125,134     14,584,133        907,765,419     356,834,333       874,665,050
                          ---------------    -----------   ----------------    ------------    --------------
  End of year............ $14,220,213,254    $52,833,371   $    994,678,368    $339,776,814    $1,266,239,734
                          ===============    ===========   ================    ============    ==============
  Accumulated
   undistributed net
   investment income..... $    30,238,618    $    47,698   $      4,520,247    $  2,173,942    $     --
                          ===============    ===========   ================    ============    ==============

_____________________________________ MF-65 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
 1.  ORGANIZATION:

    Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers Fund HLS
    Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the state of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

       Hartford Global Health HLS Fund                     Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of health care companies worldwide.
       Hartford Global Technology HLS Fund                 Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of technology companies worldwide.
       Hartford Small Company HLS Fund, Inc.               Seeks maximum capital appreciation by investing at
                                                           least 65% of its total assets in common stocks of
                                                           companies with a market capitalization within the
                                                           range represented by the Russell 2000 Index.
       Hartford Capital Appreciation HLS Fund, Inc         Seeks growth of capital through investment in
                                                           equity securities of companies with high growth
                                                           potential, including small, medium and large
                                                           companies.
       Hartford MidCap HLS Fund, Inc.                      Seeks long-term capital growth through capital
                                                           appreciation by investing primarily in equity
                                                           securities with market capitalizations within the
                                                           range represented by the S&P's MidCap 400 Index.
       Hartford International Opportunities HLS            Seeks growth of capital through investing
        Fund, Inc.                                         primarily in foreign equity securities issues.
       Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing primarily in
                                                           equity securities, issued by U.S. and non-U.S.
                                                           companies.
       Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
                                                           in a diversified portfolio of equity securities.
       Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by
                                                           investing primarily in equity securities with
                                                           earnings growth potential and steady or rising
                                                           dividends.
       Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
                                                           with growth of capital and moderate investment
                                                           risk. Primary investments are equity securities
                                                           and securities convertible into equity securities
                                                           that typically have above average yield.
       Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield
                                                           performance represented by the Standard & Poor's
                                                           500 Composite Stock Price Index through
                                                           investments in common stocks.
       Hartford International Advisers HLS Fund, Inc.      Seeks a long-term total rate of return consistent
                                                           with moderate risk. Investments include a mix of
                                                           debt, equity and money market instruments
                                                           primarily with foreign issuers.
       Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
                                                           (capital growth and current income) through
                                                           investment in a varying mix of stocks, bonds and
                                                           money market instruments.
       Hartford High Yield HLS Fund                        Seeks high current income by investing in high
                                                           yield, below investment grade securities. Growth
                                                           of capital is a secondary objective.

_____________________________________ MF-66 ____________________________________

       Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
                                                           preservation of capital through investing
                                                           primarily in debt securities.
       Hartford Mortgage Securities HLS Fund, Inc.         Seeks a high level of current income by investing
                                                           primarily in mortgage-related securities,
                                                           including securities issued by the Government
                                                           National Mortgage Association.
       Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
                                                           with liquidity and preservation of capital through
                                                           investment in money-market securities.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12-b1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

      Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc., are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

   c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or

_____________________________________ MF-67 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
      exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

   e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Funds' Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which a Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

      The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows as of June 30, 2000:

_____________________________________ MF-68 ____________________________________

                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.


                                           OPTIONS CONTRACTS
                                                WRITTEN
                                           DURING THE PERIOD
                                          --------------------
                                          NUMBER OF   DOLLAR
WRITTEN CALLS                             CONTRACTS   AMOUNTS
----------------------------------------  ---------  ---------
Beginning of Period.....................     --      $  --
During the Period.......................     1,022     116,328
Expired during the period...............     --         --
Closed during the period................    (1,022)   (116,328)
Exercised during the period.............     --         --
                                          --------   ---------
Balanced at the end of period...........     --      $  --
                                          ========   =========

   g) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 2000, Hartford Global Health HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

   h) SECURITIES LENDING--Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford High Yield HLS Fund and Hartford Bond HLS Fund, Inc. may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2000, the market value of the securities loaned and the market value of the collateral were as follows:


                                                     VALUE OF SECURITIES LOANED  VALUE OF COLLATERAL
                                                            ------------            ------------
           Hartford Global Health HLS Fund.........         $  5,043,418            $  5,219,902
           Hartford Global Technology HLS Fund.....            4,516,306               4,646,169
           Hartford Small Company HLS
            Fund, Inc..............................          192,767,904             199,894,731
           Hartford Capital Appreciation HLS
            Fund, Inc..............................          765,019,281             790,421,193
           Hartford MidCap HLS Fund, Inc...........          327,411,335             338,262,039
           Hartford International Opportunities HLS
            Fund, Inc..............................          138,837,303             144,256,076
           Hartford Global Leaders HLS Fund........           39,432,530              40,600,358
           Hartford Stock HLS Fund, Inc............          173,984,150             178,727,476
           Hartford Dividend and Growth HLS
            Fund, Inc..............................          153,491,362             158,547,001
           Hartford Index HLS Fund, Inc............           52,771,639              54,357,458
           Hartford International Advisers HLS
            Fund, Inc..............................           10,730,644              11,048,701
           Hartford Advisers HLS Fund, Inc.........          634,102,602             647,144,941
           Hartford High Yield HLS Fund............            5,123,476               5,247,140
           Hartford Bond HLS Fund, Inc.............           39,059,323              39,882,246

   i) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the

_____________________________________ MF-69 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
     requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   j) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the fund is informed of the dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/ or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds, except the Hartford Money Market HLS Fund, Inc., is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts.

   k) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as

_____________________________________ MF-70 ____________________________________
      of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   l) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS
      Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2000 the Funds did not hold any restricted securities (excluding 144A issues).

 3.  EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Fund's Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.325%
On next $250 million                                    0.300
On next $500 million                                    0.275
Over $1 billion                                         0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
                      HARTFORD ADVISERS HLS FUND, INC. AND
                          HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.575%
On next $250 million                                    0.525
On next $500 million                                    0.475
Over $1 billion                                         0.425

_____________________________________ MF-71 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                        HARTFORD GLOBAL HEALTH HLS FUND
                    AND HARTFORD GLOBAL TECHNOLOGY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.650%
On next $250 million                                    0.600
Over $500 million                                       0.550

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

   b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

   c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

   d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

   e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

_____________________________________ MF-72 ____________________________________

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 2000, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                  AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                    UNREALIZED        UNREALIZED      APPRECIATION/
           FUND                                    TAX COST        APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
           ----                                 ---------------   ---------------   ---------------   --------------
           Hartford Small Company HLS
             Fund, Inc........................      979,723,736      176,891,514       (66,980,610)      109,630,905
           Hartford Capital Appreciation HLS
             Fund, Inc........................    7,681,495,566    2,631,843,107    (1,001,710,643)    1,630,132,464
           Hartford MidCap HLS Fund, Inc......    1,212,324,501      207,988,526       (63,186,658)      144,801,867
           Hartford International
             Opportunities HLS Fund, Inc......    1,428,837,746      231,444,589       (70,061,301)      161,383,288
           Hartford Global Leaders HLS Fund...      479,381,795       37,819,542       (13,805,542)       24,014,000
           Hartford Stock HLS Fund, Inc.......    6,999,139,369    3,076,663,436      (572,696,314)    2,503,987,121
           Hartford Growth and Income HLS
             Fund.............................      339,385,691       40,848,341       (25,778,323)       15,070,018
           Hartford Dividend and Growth HLS
             Fund, Inc........................    2,749,226,589      487,891,888      (297,261,700)      190,630,188
           Hartford Index HLS Fund, Inc.......    1,675,468,269    1,142,540,138      (182,664,078)      959,876,060
           Hartford International Advisers HLS
             Fund, Inc........................      402,695,861       34,615,096       (13,522,584)       21,092,512
           Hartford Advisers HLS
             Fund, Inc........................   11,443,904,150    3,113,872,532      (708,596,941)    2,405,275,591
           Hartford High Yield HLS Fund.......       56,903,588          481,321        (2,499,170)       (2,017,849)
           Hartford Bond HLS Fund, Inc........    1,009,617,530       10,292,490       (19,804,690)       (9,512,200)
           Hartford Mortgage Securities HLS
             Fund, Inc........................      431,842,005        1,799,859        (2,242,980)         (443,120)

 5.  AFFILIATE HOLDINGS:

    a) As of June 30, 2000, HL Investment Advisers, LLC held direct interests in shares as follows:


                                                       PERCENT                PERCENT
           FUND                             CLASS IA   OF SHARES   CLASS IB   OF SHARES
           ------------------------------  ----------  ---------  ----------  ---------
           Hartford Global Health HLS
            Fund.........................   9,000,000     49.28%   1,000,000     78.21%
           Hartford Global Technology HLS
            Fund.........................   9,000,000     31.89%   1,000,000     45.42%
           Hartford Growth and Income HLS
            Fund.........................      --         --          10,031      0.44%
           Hartford High Yield HLS
            Fund.........................      --         --         101,821     17.80%
           Hartford Mortgage Securities
            HLS Fund, Inc................      --         --           9,030      4.11%

_____________________________________ MF-73 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    b) As of June 30, 2000, certain HL group pension contracts held direct interests in shares as follows:


                                                                  PERCENT OF
           FUND                                        SHARES     TOTAL SHARES
           ----------------------------------------  -----------  ------------
           Hartford Global Health HLS Fund.........   10,000,000       51.17%
           Hartford Global Technology HLS Fund.....   10,000,000       32.87%
           Hartford Small Company HLS
            Fund, Inc..............................   13,934,755        2.55%
           Hartford Capital Appreciation HLS
            Fund, Inc..............................   60,396,260        3.81%
           Hartford MidCap HLS Fund, Inc...........    2,860,381        0.51%
           Hartford International Opportunities HLS
            Fund, Inc..............................   17,758,736        1.76%
           Hartford Global Leaders HLS Fund........      913,432        0.37%
           Hartford Stock HLS Fund, Inc............   61,396,110        4.08%
           Hartford Growth and Income HLS Fund.....      728,317        0.30%
           Hartford Dividend and Growth HLS
            Fund, Inc..............................   12,905,815        0.85%
           Hartford Index HLS Fund, Inc............   46,482,154        7.29%
           Hartford International Advisers HLS
            Fund, Inc..............................    3,475,592        1.06%
           Hartford Advisers HLS Fund, Inc.........  110,556,823        2.15%
           Hartford High Yield HLS Fund............      198,657        0.35%
           Hartford Bond HLS Fund, Inc.............   41,490,053        4.34%
           Hartford Mortgage Securities HLS
            Fund, Inc..............................   14,272,477        4.96%
           Hartford Money Market HLS Fund, Inc.....   14,263,447        1.25%

 6.  INVESTMENT TRANSACTIONS:
     As of June 30, 2000, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:


           FUND                                      COST OF PURCHASE   PROCEEDS FROM SALES
           ----------------------------------------  -----------------  -------------------
           Hartford Global Health HLS Fund.........   $   21,597,242      $    2,200,976
           Hartford Global Technology HLS Fund.....       33,308,430           4,232,787
           Hartford Small Company HLS
            Fund, Inc..............................    1,118,998,637         831,403,171
           Hartford Capital Appreciation HLS
            Fund, Inc..............................    4,323,654,820       4,116,689,919
           Hartford MidCap HLS Fund, Inc...........    1,279,314,773         774,157,944
           Hartford International Opportunities HLS
            Fund, Inc..............................    1,227,065,118       1,176,320,843
           Hartford Global Leaders HLS Fund........    1,011,790,518         726,129,489
           Hartford Stock HLS Fund, Inc............    2,125,663,609       1,629,891,882
           Hartford Growth and Income HLS Fund.....      239,464,572         103,506,989
           Hartford Dividend and Growth HLS
            Fund, Inc..............................      957,348,093       1,116,224,104
           Hartford Index HLS Fund, Inc............      133,967,906          53,404,988
           Hartford International Advisers HLS
            Fund, Inc..............................      363,788,224         316,166,175
           Hartford Advisers HLS Fund, Inc.........    2,538,265,743       2,238,611,724
           Hartford High Yield HLS Fund............       18,911,605          18,721,176
           Hartford Bond HLS Fund, Inc.............      848,279,072         889,541,199
           Hartford Mortgage Securities HLS
            Fund, Inc..............................      732,595,334         646,628,954

 7.  CAPITAL LOSS CARRY FORWARD:
     At December 31, 1999 (tax year-end), the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:


           FUND                                        AMOUNT     YEAR OF EXPIRATION
           ----------------------------------------  -----------  ------------------
           Hartford Bond HLS Fund, Inc.............  $12,947,896            2007
           Hartford Mortgage Securities HLS Fund,
            Inc....................................    7,251,161            2002
           Hartford Mortgage Securities HLS Fund,
            Inc....................................    6,080,766            2007
           Hartford High Yield HLS Fund............      145,594            2007

_____________________________________ MF-74 ____________________________________

 8.  CAPITAL SHARE TRANSACTIONS:
     The following information is as of June 30, 2000:

                                                                                                        HARTFORD SMALL
                                                                                                           COMPANY
                                                                         HARTFORD GLOBAL TECHNOLOGY          HLS
                                      HARTFORD GLOBAL HEALTH HLS FUND             HLS FUND               FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      18,743,746  $    19,509,569      29,539,986  $    29,379,687     369,963,055
           Shares issued on
            reinvestment of
            distributions...........        --              --               --              --             59,606,427
           Shares redeemed..........        (480,688)        (501,475)     (1,320,127)      (1,374,922)   (242,072,625)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      18,263,058  $    19,008,094      28,219,859  $    28,004,765     187,496,857
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   846,191,291
           Shares issued on
            reinvestment of
            distributions...........      117,754,047
           Shares redeemed..........     (551,218,019)
                                      ---------------
           Net Increase.............  $   412,727,319
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD CAPITAL APPRECIATION                                         HLS
                                              HLS FUND, INC.           HARTFORD MIDCAP HLS FUND, INC.    FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     127,529,830  $   846,343,960     316,968,749  $   733,932,178   1,366,792,263
           Shares issued on
            reinvestment of
            distributions...........     213,399,917    1,261,144,642      22,210,677       52,224,943     116,800,049
           Shares redeemed..........     (70,155,520)    (469,102,556)   (108,985,306)    (251,195,237) (1,321,292,231)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     270,774,227  $ 1,638,386,046     230,194,120  $   534,961,884     162,300,081
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 2,443,209,487
           Shares issued on
            reinvestment of
            distributions...........      182,224,778
           Shares redeemed..........   (2,375,608,407)
                                      ---------------
           Net Increase.............  $   249,825,858
                                      ===============

                                                                                                           HARTFORD
                                                                                                          GROWTH AND
                                        HARTFORD GLOBAL LEADERS HLS                                         INCOME
                                                   FUND                HARTFORD STOCK HLS FUND, INC.       HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     171,128,571  $   336,220,323      67,772,880  $   473,573,095     129,241,637
           Shares issued on
            reinvestment of
            distributions...........       1,355,445        2,642,338     159,171,259    1,001,535,005       2,329,162
           Shares redeemed..........     (22,555,047)     (44,831,017)    (48,406,251)    (338,427,471)    (32,796,564)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     149,928,969  $   294,031,644     178,537,888  $ 1,136,680,629      98,774,235
                                      ==============  ===============  ==============  ===============  ==============



                                      HARTFORD GROWTH
                                        AND INCOME
                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   182,300,369
           Shares issued on
            reinvestment of
            distributions...........        3,351,241
           Shares redeemed..........      (46,479,884)
                                      ---------------
           Net Increase.............  $   139,171,726
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                           ADVISERS
                                       HARTFORD DIVIDEND AND GROWTH                                          HLS
                                              HLS FUND, INC.           HARTFORD INDEX HLS FUND, INC.     FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      93,122,239  $   198,227,923      61,499,120  $   252,327,061      58,808,200
           Shares issued on
            reinvestment of
            distributions...........     138,736,184      268,913,593       6,076,554       25,047,892      25,147,279
           Shares redeemed..........    (208,780,407)    (437,472,047)    (47,526,515)    (195,368,818)    (41,122,876)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      23,078,016  $    29,669,469      20,049,159  $    82,006,135      42,832,603
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    81,015,428
           Shares issued on
            reinvestment of
            distributions...........       31,843,949
           Shares redeemed..........      (56,611,525)
                                      ---------------
           Net Increase.............  $    56,247,852
                                      ===============

_____________________________________ MF-75 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                             HARTFORD ADVISERS                                          HARTFORD BOND
                                             HLS FUND, INC.             HARTFORD HIGH YIELD HLS FUND    HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     109,084,495  $   321,265,771      10,018,446  $     9,887,028      85,859,198
           Shares issued on
            reinvestment of
            distributions...........     450,784,634    1,217,883,945          61,120           61,191       4,294,267
           Shares redeemed..........    (242,441,932)    (711,282,413)     (6,869,717)      (6,816,361)   (139,554,833)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase
            (Decrease)..............     317,427,197  $   827,867,303       3,209,849  $     3,131,858     (49,401,368)
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    86,137,889
           Shares issued on
            reinvestment of
            distributions...........        4,426,547
           Shares redeemed..........     (140,138,520)
                                      ---------------
           Net Increase
            (Decrease)..............  $   (49,574,084)
                                      ===============


                                            HARTFORD MORTGAGE SECURITIES         HARTFORD MONEY MARKET
                                                  HLS FUND, INC.                   HLS FUND, INC.
                                           -------------------------------  -------------------------------
                                               SHARES          AMOUNT           SHARES          AMOUNT
                                           --------------  ---------------  --------------  ---------------
           CLASS IA
           Shares sold...................      34,652,010  $    36,151,826   4,054,050,337  $ 4,054,050,337
           Shares issued on reinvestment
            of distributions.............       2,045,966        2,172,319      32,239,220       32,239,220
           Shares redeemed...............     (76,304,250)     (79,633,129) (4,220,860,405)  (4,220,860,405)
                                           --------------  ---------------  --------------  ---------------
           Net (Decrease)................     (39,606,274) $   (41,308,984)   (134,570,848) $  (134,570,848)
                                           ==============  ===============  ==============  ===============

                                                                                                        HARTFORD SMALL
                                          HARTFORD GLOBAL HEALTH         HARTFORD GLOBAL TECHNOLOGY        COMPANY
                                                 HLS FUND                         HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       1,279,010  $     1,301,823       2,213,199  $     2,209,370       8,381,764
           Shares issued on
            reinvestment of
            distributions...........        --              --               --              --              1,561,431
           Shares redeemed..........            (477)            (514)        (11,595)         (11,845)       (752,437)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       1,278,533  $     1,301,309       2,201,604  $     2,197,525       9,190,758
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    18,557,198
           Shares issued on
            reinvestment of
            distributions...........        3,079,848
           Shares redeemed..........       (1,587,604)
                                      ---------------
           Net Increase.............  $    20,049,442
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                       HARTFORD CAPITAL APPRECIATION           HARTFORD MIDCAP          OPPORTUNITIES
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       4,918,653  $    32,529,240       4,733,443  $    11,015,997       5,453,812
           Shares issued on
            reinvestment of
            distributions...........       1,309,591        7,735,814         175,633          412,501         833,696
           Shares redeemed..........        (116,794)        (791,660)       (390,049)        (932,574)       (688,297)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       6,111,450  $    39,473,394       4,519,027  $    10,495,924       5,599,211
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     9,728,256
           Shares issued on
            reinvestment of
            distributions...........        1,299,839
           Shares redeemed..........       (1,222,054)
                                      ---------------
           Net Increase.............  $     9,806,041
                                      ===============

_____________________________________ MF-76 ____________________________________

                                                                                                           HARTFORD
                                                                                                          GROWTH AND
                                          HARTFORD GLOBAL LEADERS                                           INCOME
                                                 HLS FUND              HARTFORD STOCK HLS FUND, INC.      HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       3,668,345  $     7,133,398       4,734,785  $    33,016,147       2,334,678
           Shares issued on
            reinvestment of
            distributions...........          19,782           38,519       1,317,685        8,287,805          20,315
           Shares redeemed..........         (64,218)        (125,347)       (147,893)      (1,047,415)        (67,831)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       3,623,909  $     7,046,570       5,904,577  $    40,256,537       2,287,162
                                      ==============  ===============  ==============  ===============  ==============



                                      HARTFORD GROWTH
                                      AND INCOME
                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     3,328,230
           Shares issued on
            reinvestment of
            distributions...........           29,166
           Shares redeemed..........          (97,566)
                                      ---------------
           Net Increase.............  $     3,259,830
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                       HARTFORD DIVIDEND AND GROWTH                                        ADVISERS
                                             HLS FUND, INC.            HARTFORD INDEX HLS FUND, INC.    HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       2,291,043  $     4,896,578       1,101,041  $     4,502,383       1,509,101
           Shares issued on
            reinvestment of
            distributions...........         892,705        1,730,516           9,043           37,240          91,540
           Shares redeemed..........        (870,977)      (1,809,899)       (130,875)        (542,925)       (390,361)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       2,312,771  $     4,817,195         979,209  $     3,996,698       1,210,280
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     2,062,486
           Shares issued on
            reinvestment of
            distributions...........          115,805
           Shares redeemed..........         (536,870)
                                      ---------------
           Net Increase.............  $     1,641,421
                                      ===============

                                             HARTFORD ADVISERS                                          HARTFORD BOND
                                             HLS FUND, INC.               HARTFORD HIGH YIELD FUND        FUND, INC
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............      15,816,181  $    46,321,799         470,108  $       465,700       5,075,024
           Shares issued on
            reinvestment of
            distributions...........       5,928,589       16,012,134             509              509          90,918
           Shares redeemed..........        (682,911)      (2,003,874)           (324)            (322)     (1,096,224)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      21,061,859  $    60,330,059         470,293  $       465,887       4,069,718
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     5,143,856
           Shares issued on
            reinvestment of
            distributions...........           93,698
           Shares redeemed..........       (1,109,100)
                                      ---------------
           Net Increase.............  $     4,128,454
                                      ===============


                                            HARTFORD MORTGAGE SECURITIES         HARTFORD MONEY MARKET
                                                  HLS FUND, INC.                   HLS FUND, INC.
                                           -------------------------------  -------------------------------
                                               SHARES          AMOUNT           SHARES          AMOUNT
                                           --------------  ---------------  --------------  ---------------
           CLASS IB
           Shares sold...................         209,124  $       221,873      18,564,291  $    18,564,291
           Shares issued on reinvestment
            of distributions.............           1,466            1,555         262,798          262,798
           Shares redeemed...............            (153)            (163)    (12,596,052)     (12,596,052)
                                           --------------  ---------------  --------------  ---------------
           Net Increase..................         210,437  $       223,265       6,231,037  $     6,231,037
                                           ==============  ===============  ==============  ===============

_____________________________________ MF-77 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    The following information is for the year ended December 31, 1999:

                                                                                                           HARTFORD
                                          HARTFORD SMALL COMPANY        HARTFORD CAPITAL APPRECIATION       MIDCAP
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     449,380,629  $   730,073,657     271,404,748  $ 1,126,019,680     332,613,613
           Shares issued on
            reinvestment of
            distributions...........         465,522          986,389      87,389,279      397,183,670      14,798,773
           Shares redeemed..........    (369,178,185)    (587,380,886)   (218,690,362)  (1,114,144,924)   (119,536,017)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      80,667,966  $   143,679,160      86,103,665  $   409,058,426     227,876,369
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   574,935,141
           Shares issued on
            reinvestment of
            distributions...........       27,768,034
           Shares redeemed..........     (206,745,824)
                                      ---------------
           Net Increase.............  $   395,957,351
                                      ===============

                                          HARTFORD INTERNATIONAL           HARTFORD GLOBAL LEADERS      HARTFORD STOCK
                                      OPPORTUNITIES HLS FUND, INC.                HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............   1,187,527,101  $ 1,833,047,660      93,678,716  $   143,929,047     235,050,891
           Shares issued on
            reinvestment of
            distributions...........       8,503,477       15,254,141         552,543        1,016,174     110,768,543
           Shares redeemed..........  (1,239,798,936)  (1,919,519,253)     (4,785,794)      (6,914,566)   (125,298,498)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net (Decrease)
            Increase................     (43,768,358) $   (71,217,452)     89,445,465  $   138,030,655     220,520,936
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 1,558,714,874
           Shares issued on
            reinvestment of
            distributions...........      683,262,216
           Shares redeemed..........     (836,000,490)
                                      ---------------
           Net (Decrease)
            Increase................    1,405,976,600
                                      ===============

                                        HARTFORD GROWTH AND INCOME      HARTFORD DIVIDEND AND GROWTH    HARTFORD INDEX
                                                 HLS FUND                     HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     124,785,805  $   162,231,545     180,202,994  $   388,544,304     168,042,345
           Shares issued on
            reinvestment of
            distributions...........       1,261,977        1,784,141      83,476,813      172,307,830      14,933,404
           Shares redeemed..........      (6,393,685)      (8,049,987)   (173,958,180)    (375,387,939)    (83,755,947)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     119,654,097  $   155,965,699      89,721,627  $   185,464,195      99,219,802
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   636,888,276
           Shares issued on
            reinvestment of
            distributions...........       56,131,418
           Shares redeemed..........     (317,814,271)
                                      ---------------
           Net Increase.............  $   375,205,423
                                      ===============

                                                                                                        HARTFORD HIGH
                                      HARTFORD INTERNATIONAL ADVISERS         HARTFORD ADVISERS             YIELD
                                             HLS FUND, INC.                   HLS FUND, INC.              HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      76,211,389  $    96,821,259     614,913,572  $ 1,778,189,829      44,459,567
           Shares issued on
            reinvestment of
            distributions...........       5,069,911        6,999,809     460,621,368    1,279,338,852       2,365,811
           Shares redeemed..........     (45,206,504)     (57,914,454)   (280,036,788)    (814,255,554)     (8,593,897)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      36,074,796  $    45,906,614     795,498,152  $ 2,243,273,127      38,231,481
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    46,499,472
           Shares issued on
            reinvestment of
            distributions...........        2,375,999
           Shares redeemed..........       (8,946,525)
                                      ---------------
           Net Increase.............  $    39,928,946
                                      ===============

_____________________________________ MF-78 ____________________________________

                                                                                                        HARTFORD MONEY
                                                                        HARTFORD MORTGAGE SECURITIES        MARKET
                                      HARTFORD BOND HLS FUND, INC.            HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     277,049,634  $   292,698,172      57,420,210  $    62,723,439   3,906,482,986
           Shares issued on
            reinvestment of
            distributions...........      60,010,055       60,029,553      18,281,971       18,999,447      51,555,581
           Shares redeemed..........    (187,269,736)    (197,509,155)    (77,858,092)     (84,996,322) (3,573,088,764)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase
            (Decrease)..............     149,789,953  $   155,218,570      (2,155,911) $    (3,273,436)    384,949,803
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 3,906,482,986
           Shares issued on
            reinvestment of
            distributions...........       51,555,581
           Shares redeemed..........   (3,573,088,764)
                                      ---------------
           Net Increase
            (Decrease)..............  $   384,949,803
                                      ===============

                                                                                                           HARTFORD
                                          HARTFORD SMALL COMPANY        HARTFORD CAPITAL APPRECIATION       MIDCAP
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       4,416,848  $     7,085,792       2,434,908  $    12,891,538          17,655
           Shares issued on
            reinvestment of
            distributions...........           6,427           13,611         492,766        2,214,111        --
           Shares redeemed..........        (284,642)        (465,076)        (80,356)        (470,429)             (1)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       4,138,633  $     6,634,327       2,847,318  $    14,635,220          17,654
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $        33,761
           Shares issued on
            reinvestment of
            distributions...........        --
           Shares redeemed..........               (3)
                                      ---------------
           Net Increase.............  $        33,758
                                      ===============

                                          HARTFORD INTERNATIONAL           HARTFORD GLOBAL LEADERS      HARTFORD STOCK
                                      OPPORTUNITIES HLS FUND, INC.                HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       1,364,850  $     2,144,186           5,350  $        10,000       4,730,353
           Shares issued on
            reinvestment of
            distributions...........          14,727           26,724             744              992       1,162,222
           Shares redeemed..........        (160,935)        (241,499)             (1)              (2)       (114,277)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       1,218,642  $     1,929,411           6,093  $        10,990       5,778,298
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    33,043,242
           Shares issued on
            reinvestment of
            distributions...........        7,106,322
           Shares redeemed..........         (934,638)
                                      ---------------
           Net Increase.............  $    39,214,926
                                      ===============

                                        HARTFORD GROWTH AND INCOME      HARTFORD DIVIDEND AND GROWTH    HARTFORD INDEX
                                                 HLS FUND                     HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............        --        $     --              3,660,327  $     7,937,438           2,550
           Shares issued on
            reinvestment of
            distributions...........              31               35         515,604        1,060,945        --
           Shares redeemed..........        --              --               (491,624)      (1,063,171)       --
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............              31  $            35       3,684,307  $     7,935,212           2,550
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $        10,000
           Shares issued on
            reinvestment of
            distributions...........        --
           Shares redeemed..........        --
                                      ---------------
           Net Increase.............  $        10,000
                                      ===============

_____________________________________ MF-79 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                                                                        HARTFORD HIGH
                                      HARTFORD INTERNATIONAL ADVISERS         HARTFORD ADVISERS             YIELD
                                             HLS FUND, INC.                   HLS FUND, INC.              HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............           7,691  $        10,000      31,941,537  $    94,086,190        --
           Shares issued on
            reinvestment of
            distributions...........        --              --              4,764,781       13,221,729           1,821
           Shares redeemed..........        --              --               (120,576)        (352,701)       --
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............           7,691  $        10,000      36,585,742  $   106,955,218           1,821
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     --
           Shares issued on
            reinvestment of
            distributions...........            1,851
           Shares redeemed..........        --
                                      ---------------
           Net Increase.............  $         1,851
                                      ===============

                                                                                                        HARTFORD MONEY
                                                                        HARTFORD MORTGAGE SECURITIES        MARKET
                                      HARTFORD BOND HLS FUND, INC.            HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............      12,086,492  $    12,742,994           9,030  $        10,000      13,572,465
           Shares issued on
            reinvestment of
            distributions...........         885,821          884,032        --              --                265,771
           Shares redeemed..........      (1,947,721)      (2,053,252)       --              --             (7,213,355)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      11,024,592  $    11,573,774           9,030  $        10,000       6,624,881
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    13,572,465
           Shares issued on
            reinvestment of
            distributions...........          265,771
           Shares redeemed..........       (7,213,355)
                                      ---------------
           Net Increase.............  $     6,624,881
                                      ===============

 11.  LINE OF CREDIT:

    The funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2000, the Funds did not have any borrowings under this facility.

 12.  REVERSE STOCK SPLIT FOR CLASS B:

    On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                               REVERSE SPLIT
                                                                PERCENTAGE
                                                               -------------
           Hartford Small Company HLS Fund, Inc..............    74.613827%
           Hartford Capital Appreciation HLS Fund, Inc.......    15.418052%
           Hartford International Opportunities
            HLS Fund, Inc....................................    71.625006%
           Hartford Stock HLS Fund, Inc......................     9.265642%
           Hartford Dividend and Growth HLS Fund, Inc........    44.378756%
           Hartford Advisers HLS Fund, Inc...................    29.667722%
           Hartford Bond HLS Fund, Inc.......................    93.065183%

_____________________________________ MF-80 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED                DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET     IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT   NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME         INCOME
                           ---------  ----------  ------------  ----------  -----------  --------------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............   $1.000     $ 0.001      $ 0.189      $ 0.190    $   --         $  --
  Class IB...............    1.000       0.001        0.189        0.190        --            --
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............    1.000       --           0.045        0.045        --            --
  Class IB...............    1.000       --           0.045        0.045        --            --
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.188       0.001        0.072        0.073        --            --
  Class IB...............    2.187       0.001        0.070        0.071        --            --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.321      (0.005)       0.875        0.870        --            --
  Class IB...............    1.323(6)   (0.004)(6)     0.871(6)    0.867(6)         --(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.202      (0.002)       0.141        0.139        --            --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.340(6)   (0.002)(6)    (0.015)(6)   (0.017)(6)         --(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.069       0.001        0.195        0.196        (0.001)       --
  From inception,
   August 9, 1996 through
   December 31, 1996.....    1.000       0.002        0.069        0.071        (0.002)       --
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    6.095       0.010        0.762        0.772        (0.003)       --
  Class IB...............    6.098      (0.068)       0.834        0.766        (0.003)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    4.759       0.023        1.643        1.666        (0.018)       --
  Class IB...............    6.437(6)    0.150(6)     1.503(6)     1.653(6)     (0.013)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    4.410       0.025        0.525        0.550        (0.026)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    6.486(6)    0.013(6)     0.094(6)     0.107(6)     (0.156)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    3.914       0.020        0.794        0.814        (0.022)       --
  1996...................    3.490       0.022        0.655        0.677        (0.025)       --
  1995...................    2.860       0.030        0.785        0.815        (0.030)       --
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.053      (0.001)       0.422        0.421        --            --
  Class IB...............    2.053      (0.001)       0.419        0.418        --            --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.439       --           0.725        0.725        --            --
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............    1.758       --           0.373        0.373        --            --
  For the Year Ended
   December 31
  1998...................    1.137      (0.001)       0.303        0.302        (0.000)       --
  From inception,
   July 15, 1997 through
   December 31, 1997.....    1.000       0.001        0.137        0.138        (0.001)       --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.876       0.010       (0.116)      (0.106)       (0.012)       --
  Class IB...............    1.876       0.018       (0.126)      (0.108)       (0.012)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.355       0.019        0.520        0.539        (0.018)       --
  Class IB...............    1.357(6)    0.017(6)     0.519(6)     0.536(6)     (0.017)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.294       0.021        0.147        0.168        (0.019)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.396(6)    0.004(6)    (0.021)(6)    0.017(6)     (0.022)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.407       0.022       (0.019)       0.003        (0.012)       --
  1996...................    1.306       0.023        0.140        0.163        (0.025)       --
  1995...................    1.176       0.020        0.141        0.161        (0.020)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-80 ____________________________________

                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  -----------------  ---------  ------------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............    $  --          $  --            $--              $ 0.190        $1.190          19.08
  Class IB...............       --             --             --                0.190         1.190          19.05
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............       --             --             --                0.045         1.045           2.78
  Class IB...............       --             --             --                0.045         1.045           2.75
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.250)       --             (0.250)          (0.177)        2.011           3.63%
  Class IB...............        (0.250)       --             (0.250)          (0.179)        2.008           3.54
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.003)       --             (0.003)           0.867         2.188          65.83
  Class IB...............        (0.003)(6)          --(6)     (0.003)(6)        0.864(6)     2.187(6)       65.54
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.020)       --             (0.020)           0.119         1.321          11.62
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)         --(6)        (0.017)(6)     1.323(6)       (1.30)(2)
  For the Year Ended
   December 31
  1997...................        (0.062)       --             (0.063)           0.133         1.202          18.38
  From inception,
   August 9, 1996 through
   December 31, 1996.....       --             --             (0.002)           0.069         1.069           7.15(2)
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.922)       --             (0.925)          (0.153)        5.942          12.73
  Class IB...............        (0.922)       --             (0.925)          (0.159)        5.939          12.63
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.312)       --             (0.330)           1.336         6.095          37.46
  Class IB...............        (1.979)(6)          --(6)     (1.992)(6)       (0.339)(6)    6.098(6)       37.21
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.175)       --             (0.201)           0.349         4.759          15.48(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.156)(6)       (0.049)(6)     6.437(6)        1.65(2)
  For the Year Ended
   December 31
  1997...................        (0.296)       --             (0.318)           0.496         4.410          22.34
  1996...................        (0.228)       --             (0.253)           0.424         3.914          20.70
  1995...................        (0.155)       --             (0.185)           0.630         3.490          30.25
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.098)       --             (0.098)           0.323         2.376          20.51
  Class IB...............        (0.098)       --             (0.098)           0.320         2.373          20.40
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.111)       --             (0.111)           0.614         2.053          51.81
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............        (0.078)       --             (0.078)           0.295         2.053          21.39(2)
  For the Year Ended
   December 31
  1998...................       --             --             (0.000)           0.302         1.439          26.57
  From inception,
   July 15, 1997 through
   December 31, 1997.....       --             --             (0.001)           0.137         1.137          13.81(2)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.205)          (0.311)        1.565          (5.66)
  Class IB...............        (0.193)       --             (0.205)          (0.313)        1.563          (5.74)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.018)           0.521         1.876          39.86
  Class IB...............            --(6)          --(6)     (0.017)(6)        0.519(6)      1.876(6)       39.61
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.088)       --             (0.107)           0.061         1.355          13.16
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.022)(6)       (0.039)(6)     1.357(6)       (1.13)(2)
  For the Year Ended
   December 31
  1997...................        (0.104)       --             (0.116)          (0.113)        1.294           0.34
  1996...................        (0.037)       --             (0.062)           0.101         1.407          12.93
  1995...................        (0.011)       --             (0.031)           0.130         1.306          13.93

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............   $    21,732         0.60%(1)      0.60%(1)      0.29%(1)    18.51%
  Class IB...............         1,521         0.70(1)      0.74(1)      0.20(1)    --
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............        29,502         0.64(1)      0.64(1)     (0.17)    27.27
  Class IB...............         2,301         0.74(1)      0.77(1)     (0.27)    --
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,073,048         0.74(1)      0.74(1)     (0.21)    92.12
  Class IB...............        27,817         0.92(1)      0.99(1)     (0.39)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       757,302         0.78        0.78       (0.45)    181.34
  Class IB...............        10,200         0.96        1.03       (0.63)     --
  For the Year Ended
   December 31, 1998
  Class IA...............       350,734         0.77      --           (0.24)    235.72
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           696         0.95(1)    --          (0.46)(1)    --
  For the Year Ended
   December 31
  1997...................       210,769         0.77      --            0.08     222.20
  From inception,
   August 9, 1996 through
   December 31, 1996.....        42,812         0.72(1)      0.88(1)      0.31(1)(3)    31.80
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,370,819         0.66(1)      0.66(1)      0.62(1)    50.45
  Class IB...............        58,685         0.84(1)      0.91(1)      0.44(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     7,963,003         0.66        0.66        0.46      66.36
  Class IB...............        22,993         0.84        0.91        0.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............     5,807,480         0.64      --            0.59      51.15
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,942         0.82(1)    --           0.30(1)    --
  For the Year Ended
   December 31
  1997...................     4,802,992         0.64      --            0.44      57.60
  1996...................     3,386,670         0.65      --            0.60      85.40
  1995...................     2,157,892         0.68      --            0.95      78.60
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,325,025         0.73(1)      0.73(1)     (0.20)(1)    76.62
  Class IB...............        10,765         0.91(1)      0.98(1)     (0.38)(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       672,678         0.79        0.79       (0.15)    120.71
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............            36         0.97(1)      1.04(1)     (0.32)(1)    --
  For the Year Ended
   December 31
  1998...................       143,494         0.79      --           (0.15)    134.07
  From inception,
   July 15, 1997 through
   December 31, 1997.....        27,589         0.46(1)      0.86(1)      0.45(1)(3)    46.10
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,567,313         0.76(1)      0.76(1)      1.25(1)    79.39
  Class IB...............        11,423         0.94(1)      1.01(1)      1.07(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,574,836         0.78        0.78        1.20     133.20
  Class IB...............         3,203         0.96        1.03        1.02      --
  For the Year Ended
   December 31, 1998
  Class IA...............     1,196,694         0.77      --            1.51     157.39
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           663         0.94(1)    --           0.71(1)    --
  For the Year Ended
   December 31
  1997...................     1,092,946         0.77      --            1.48      72.70
  1996...................       996,543         0.79      --            1.74      70.00
  1995...................       686,475         0.86      --            1.60      55.60

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-81 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1.913    $ 0.007      $ 0.051      $  0.058    $ --         $  --
  Class IB...............     1.912     (0.005)       0.061         0.056      --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.285      0.003        0.642         0.645     (0.003)        --
  Class IB...............     1.285      0.007        0.634         0.641      --            --
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............     1.000      0.001        0.318         0.319     (0.002)        --
  Class IB...............     1.000      0.002        0.316         0.318     (0.001)        --
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     7.147      0.021       (0.094)       (0.073)    (0.002)        --
  Class IB...............     7.151      0.049       (0.128)       (0.079)    (0.002)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     6.562      0.050        1.143         1.193     (0.049)        --
  Class IB...............    11.884(6)    0.021(6)     1.200(6)   (10.687)(6)   (0.056)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     5.123      0.051        1.622         1.673     (0.050)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    10.793(6)    0.043(6)     1.565(6)     1.608(6)   (0.517)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     4.143      0.050        1.196         1.246     (0.049)        --
  1996...................     3.527      0.060        0.763         0.823     (0.059)        --
  1995...................     2.801      0.070        0.840         0.910     (0.070)        --
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1.432      0.002        0.022         0.024      --            --
  Class IB...............     1.430     (0.009)       0.031         0.022      --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.186      0.004        0.255         0.259     (0.004)        --
  Class IB...............     1.185      0.006        0.250         0.256     (0.002)        --
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............     1.000      0.005        0.185         0.190     (0.004)        --
  Class IB...............     1.000      0.009        0.179         0.188     (0.003)        --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2.149      0.016       (0.047)       (0.031)    (0.002)        --
  Class IB...............     2.151      0.020       (0.053)       (0.033)    (0.002)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.160      0.034        0.075         0.109     (0.035)        --
  Class IB...............     2.267(6)    0.024(6)     0.077(6)     0.101(6)   (0.034)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.952      0.033        0.280         0.313     (0.035)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     2.253(6)    0.016(6)     0.068(6)     0.084(6)   (0.070)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     1.547      0.035        0.445         0.480     (0.031)        --
  1996...................     1.317      0.034        0.258         0.292     (0.034)        --
  1995...................     0.994      0.033        0.323         0.356     (0.033)        --
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     4.189      0.015       (0.044)       (0.029)     --            --
  Class IB...............     4.189      0.033       (0.066)       (0.033)     --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     3.570      0.034        0.685         0.719     (0.040)        --
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............     3.922      0.004        0.298         0.302     (0.032)        --
  For the Year Ended
   December 31
  1998...................     2.878      0.032        0.759         0.791     (0.027)        --
  1997...................     2.382      0.035        0.692         0.727     (0.035)        --
  1996...................     2.028      0.044        0.393         0.437     (0.044)        --
  1995...................     1.522      0.044        0.507         0.551     (0.044)        --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-82 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    $   (0.011)    $  --            $(0.011)          $ 0.047        $1.960           3.03%
  Class IB...............        (0.011)       --             (0.011)            0.045         1.957           2.93
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.014)       --             (0.017)            0.628         1.913          50.37
  Class IB...............        (0.014)       --             (0.014)            0.627         1.912          50.11
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............        (0.032)       --             (0.034)            0.285         1.285          31.88(2)
  Class IB...............        (0.032)       --             (0.033)            0.285         1.285          31.82(2)
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.748)       --             (0.750)           (0.823)        6.324          (0.97)
  Class IB...............        (0.748)       --             (0.750)           (0.829)        6.322          (1.06)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.559)       --             (0.608)            0.585         7.147          19.78
  Class IB...............        (5.898)(6)          --(6)      5.954(6)        (4.733)(6)     7.151(6)       19.57
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.184)       --             (0.234)            1.439         6.562          33.47(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.517)(6)         1.092(6)     11.884(6)       14.91(2)
  For the Year Ended
   December 31
  1997...................        (0.217)       --             (0.266)            0.980         5.123          31.38
  1996...................        (0.148)       --             (0.207)            0.616         4.143          24.37
  1995...................        (0.114)       --             (0.184)            0.726         3.527          34.10
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.014)       --             (0.014)            0.010         1.442           1.69
  Class IB...............        (0.014)       --             (0.014)            0.008         1.438           1.60
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.009)       --             (0.013)            0.246         1.432          21.82
  Class IB...............        (0.009)       --             (0.011)            0.245         1.430          21.61
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............       --             --             (0.004)            0.186         1.186          19.05(2)
  Class IB...............       --             --             (0.003)            0.185         1.185          18.82(2)
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.195)           (0.226)        1.923          (1.51)
  Class IB...............        (0.193)       --             (0.195)           (0.228)        1.923          (1.60)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.085)       --             (0.120)           (0.011)        2.149           5.31
  Class IB...............        (0.183)(6)          --(6)     (0.217)(6)        (0.116)(6)    2.151(6)        5.12
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.070)       --             (0.105)            0.208         2.160          16.42(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.070)(6)         0.014(6)      2.267(6)        3.67(2)
  For the Year Ended
   December 31
  1997...................        (0.044)       --             (0.075)            0.405         1.952          31.89
  1996...................        (0.028)       --             (0.062)            0.230         1.547          22.91
  1995...................       --             --             (0.033)            0.323         1.317          36.37
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.039)       --             (0.039)           (0.068)        4.121          (0.66)
  Class IB...............        (0.039)       --             (0.039)           (0.072)        4.117          (0.75)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.060)       --             (0.100)            0.619         4.189          20.49
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............        (0.003)       --              0.035             0.267         4.189           7.73(2)
  For the Year Ended
   December 31
  1998...................        (0.072)       --             (0.099)            0.692         3.570          28.06
  1997...................        (0.196)       --             (0.231)            0.496         2.878          32.61
  1996...................        (0.039)       --             (0.083)            0.354         2.382          22.09
  1995...................        (0.001)       --             (0.045)            0.506         2.028          36.55

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $   477,910         0.80%(1)      0.80%(1)      1.01%(1)   221.44%
  Class IB...............         7,164         0.98(1)      1.05(1)      0.83(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       179,675         0.86        0.91        0.54     207.43
  Class IB...............            69         1.04        1.16        0.36(3)    --
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............         5,761         0.89(1)      1.46(1)      0.63(1)(3)    47.89
  Class IB...............            39         0.98(1)      1.55(1)      0.59(1)(3)    --
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,446,868         0.48(1)      0.48(1)      0.67(1)    18.14
  Class IB...............        79,262         0.66(1)      0.73(1)      0.49(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     9,400,385         0.48        0.48        0.80      38.54
  Class IB...............        47,439         0.66        0.73        0.62      --
  For the Year Ended
   December 31, 1998
  Class IA...............     7,183,046         0.46      --            0.95      27.13
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        10,167         0.65(1)    --           0.73(1)    --
  For the Year Ended
   December 31
  1997...................     4,713,322         0.45      --            1.11      31.60
  1996...................     2,994,209         0.46      --            1.59      42.30
  1995...................     1,876,884         0.48      --            2.23      52.90
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       414,487         0.80(1)      0.80(1)      0.42(1)    38.45
  Class IB...............         1,545         0.98(1)      1.05(1)      0.24(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       201,857         0.82        0.82        0.63      53.75
  Class IB...............            14         1.00        1.07        0.45      --
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............        25,312         0.28(1)      0.84(1)      1.42(1)(3)    29.58
  Class IB...............            11         0.44(1)      1.00(1)      1.34(1)(3)    --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2,914,867         0.68(1)      0.68(1)      1.63(1)    32.51
  Class IB...............        18,830         0.86(1)      0.93(1)      1.45(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     3,207,733         0.68        0.68        1.60      55.93
  Class IB...............        16,087         0.86        0.93        1.42      --
  For the Year Ended
   December 31, 1998
  Class IA...............     3,031,293         0.66      --            1.81      48.21
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         8,600         0.85(1)    --           1.57(1)    --
  For the Year Ended
   December 31
  1997...................     1,994,653         0.68      --            2.21      34.20
  1996...................       879,980         0.73      --            2.52      56.90
  1995...................       265,070         0.77      --            2.91      41.40
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2,622,420         0.43(1)      0.43(1)      0.76(1)     2.10
  Class IB...............         4,042         0.61(1)      0.68(1)      0.58(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     2,581,436         0.43        0.43        0.95       2.83
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............            11         0.61(1)      0.68(1)      0.77(1)    --
  For the Year Ended
   December 31
  1998...................     1,846,117         0.40      --            1.21       4.50
  1997...................     1,123,455         0.39      --            1.52       5.70
  1996...................       621,065         0.39      --            2.07      19.30
  1995...................       318,253         0.39      --            2.46       1.50

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-83 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $1.397     $ 0.026      $(0.048)     $(0.022)    $(0.016)     $  --
  Class IB...............    1.397       0.028       (0.052)      (0.024)     (0.016)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.155       0.040        0.227        0.267      (0.025)        --
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............    1.300       0.004        0.118        0.122      (0.025)        --
  For the Year Ended
   December 31
  1998...................    1.175       0.064        0.082        0.146      (0.039)         (0.006)
  1997...................    1.167       0.056        0.006        0.062      (0.050)        --
  1996...................    1.109       0.040        0.093        0.133      (0.051)        --
  From inception,
   March 1, 1995, through
   December 31, 1995.....    1.000       0.030        0.126        0.156      (0.030)        --
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.965       0.034       (0.021)       0.013      (0.006)        --
  Class IB...............    2.966       0.043       (0.032)       0.011      (0.006)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    2.985       0.068        0.221        0.289      (0.063)        --
  Class IB...............    3.577(6)    0.061(6)     0.221(6)     0.282(6)   (0.064)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    2.527       0.061        0.546        0.607      (0.060)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    3.371(6)    0.034(6)     0.367(6)     0.401(6)   (0.195)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    2.169       0.056        0.455        0.511      (0.055)        --
  1996...................    1.958       0.059        0.255        0.314      (0.059)        --
  1995...................    1.600       0.064        0.377        0.441      (0.064)        --
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.005       0.041       (0.043)      (0.002)     (0.001)        --
  Class IB...............    1.005      (0.013)       0.010       (0.003)     (0.001)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.017       0.060       (0.013)       0.047      (0.059)        --
  Class IB...............    1.017       0.085       (0.039)       0.046      (0.058)        --
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............    1.000       0.019        0.017        0.036      (0.019)        --
  Class IB...............    1.000       0.022        0.014        0.036      (0.019)        --
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    0.994       0.033        0.015        0.048      (0.005)        --
  Class IB...............    0.995       0.033        0.014        0.047      (0.005)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.081       0.062       (0.084)      (0.022)     (0.058)        --
  Class IB...............    1.083(6)    0.061(6)    (0.084)(6)   (0.023)(6)   (0.057)(6)       (0.008)(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.050       0.053        0.032        0.085      (0.054)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.075(6)    0.023(6)     0.040(6)     0.063(6)   (0.055)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.000       0.063        0.047        0.110      (0.060)        --
  1996...................    1.028       0.064       (0.029)       0.035      (0.063)        --
  1995...................    0.926       0.064        0.102        0.166      (0.064)        --
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.039       0.037       (0.001)       0.036      (0.008)        --
  Class IB...............    1.039       0.056       (0.021)       0.035      (0.008)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.085       0.068       (0.052)       0.016      (0.062)        --
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............    1.107       0.009       (0.016)       0.007      (0.061)        --
  For the Year Ended
   December 31
  1998...................    1.084       0.067        0.006        0.073      (0.067)         (0.003)
  1997...................    1.056       0.071        0.022        0.093      (0.065)        --
  1996...................    1.071       0.069       (0.018)       0.051      (0.066)        --
  1995...................    0.984       0.068        0.087        0.155      (0.068)        --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-84 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    $   (0.089)    $  --            $(0.105)          $(0.127)       $1.270          (1.55)%
  Class IB...............        (0.089)       --             (0.105)           (0.129)        1.268          (1.64)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.025)            0.242         1.397          23.16
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............       --             --             (0.025)            0.097         1.397           9.35(2)
  For the Year Ended
   December 31
  1998...................        (0.032)        (0.089)       (0.166)           (0.020)        1.155          13.35
  1997...................        (0.004)       --             (0.054)            0.008         1.175           5.52
  1996...................        (0.024)       --             (0.075)            0.058         1.167          12.25
  From inception,
   March 1, 1995, through
   December 31, 1995.....        (0.017)       --             (0.047)            0.109         1.109          13.24(2)
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.257)       --             (0.263)           (0.250)        2.715           0.51
  Class IB...............        (0.257)       --             (0.263)           (0.252)        2.714           0.42
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.246)       --             (0.309)           (0.020)        2.965          10.59
  Class IB...............        (0.829)(6)          --(6)     (0.893)(6)        (0.611)(6)    2.966(6)       10.39
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.089)       --             (0.149)            0.458         2.985          24.66(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.195)(6)         0.206(6)      3.577(6)       11.96(2)
  For the Year Ended
   December 31
  1997...................        (0.098)       --             (0.153)            0.358         2.527          24.51
  1996...................        (0.044)       --             (0.103)            0.211         2.169          16.59
  1995...................        (0.019)       --             (0.083)            0.358         1.958          28.34
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.001)           (0.003)        1.002          (0.15)
  Class IB...............       --             --             (0.001)           (0.004)        1.001          (0.24)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.059)           (0.012)        1.005           4.70
  Class IB...............       --             --             (0.058)           (0.012)        1.005           4.49
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............       --             --             (0.019)            0.017         1.017           3.59(2)
  Class IB...............       --             --             (0.019)            0.017         1.017           3.53(2)
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.005)            0.043         1.037           4.82
  Class IB...............       --             --             (0.005)            0.042         1.037           2.14
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.007)       --             (0.065)           (0.087)        0.994          (2.02)
  Class IB...............            --(6)      (0.065)(6)     (0.088)(6)         0.995(6)     (2.19)        15,818
  For the Year Ended
   December 31, 1998
  Class IA...............       --             --             (0.054)            0.031         1.081           8.15(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.055)(6)         0.008(6)      1.083(6)        5.89(2)
  For the Year Ended
   December 31
  1997...................       --             --             (0.060)            0.050         1.050          11.35
  1996...................       --             --             (0.063)           (0.028)        1.000           3.52
  1995...................       --             --             (0.064)            0.102         1.028          18.49
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.008)            0.028         1.067           3.35
  Class IB...............       --             --             (0.008)            0.027         1.066           3.26
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.062)           (0.046)        1.039           1.52
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............       --             --             (0.061)           (0.068)        1.039           0.60(2)
  For the Year Ended
   December 31
  1998...................       --              (0.002)       (0.072)            0.001         1.085           6.72
  1997...................       --             --             (0.065)            0.028         1.084           9.01
  1996...................       --             --             (0.066)           (0.015)        1.056           5.07
  1995...................       --             --             (0.068)            0.087         1.071          16.17

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $   414,487         0.83%(1)      0.83%(1)      2.72%(1)    94.84%
  Class IB...............         1,545         1.01(1)      1.08(1)      2.54(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       396,147         0.85        0.85        2.59     141.50
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............            11         1.03(1)      1.10(1)      2.42(1)    --
  For the Year Ended
   December 31
  1998...................       285,853         0.86      --            2.77     161.06
  1997...................       207,582         0.87      --            3.08     162.50
  1996...................       104,486         0.96      --            3.24      95.20
  From inception,
   March 1, 1995, through
   December 31, 1995.....        31,264         0.65(1)      1.23(1)      3.36(1)(3)    47.20
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    13,759,228         0.66(1)      0.66(1)      2.52(1)    16.86
  Class IB...............       182,811         0.84(1)      0.91(1)      2.34(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............    14,082,895         0.65        0.66        2.46      38.38
  Class IB...............       137,318         0.83        0.91        2.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............    11,805,411         0.63      --            2.40      36.67
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        34,714         0.83(1)    --           2.22(1)    --
  For the Year Ended
   December 31
  1997...................     8,283,912         0.63      --            2.44      36.10
  1996...................     5,879,529         0.63      --            2.92      53.80
  1995...................     4,262,769         0.65      --            3.57      63.50
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        55,811         0.83(1)      0.83(1)      9.02(1)    39.47
  Class IB...............           573         1.01(1)      1.08(1)      8.84(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............        52,731         0.72        0.84        8.36(3)    46.94
  Class IB...............           102         0.90        1.09        8.18      --
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............        14,482         0.35(1)      0.92(1)      8.04(1)(3)    15.40
  Class IB...............           102         0.53(1)      1.10(1)      7.77(1)(3)    --
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       970,073         0.54(1)      0.54(1)      6.31(1)    94.56
  Class IB...............        20,708         0.72(1)      0.79(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       978,861         0.52        0.52        6.09     110.70
  Class IB...............          0.70         0.77        5.91      --
  For the Year Ended
   December 31, 1998
  Class IA...............       902,480         0.50      --            5.86     122.33
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,285         0.69(1)    --           5.54(1)    --
  For the Year Ended
   December 31
  1997...................       552,870         0.51      --            6.58     112.90(5)
  1996...................       402,548         0.52      --            6.37     212.00
  1995...................       342,495         0.53      --            6.51     215.00
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       306,413         0.49(1)      0.48(1)      6.32(1)   207.78
  Class IB...............           234         0.67(1)      0.74(1)      6.13(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       339,767         0.48        0.48        5.98     472.00
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............             9         0.66(1)      0.73(1)      5.80(1)    --
  For the Year Ended
   December 31
  1998...................       356,834         0.46      --            6.18     207.80
  1997...................       325,702         0.45      --            6.60      46.50(5)
  1996...................       325,495         0.45      --            6.67     201.00
  1995...................       327,565         0.47      --            6.50     489.40

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-85 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $1.000      $0.034      $--          $ 0.034     $(0.034)      $--
  Class IB...............    1.000       0.033       --            0.033      (0.033)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.000       0.070       --            0.070      (0.070)       --
  Class IB...............    1.000       0.068       --            0.068      (0.068)       --
  For the Year Ended
   December 31, 1998
  Class IA...............    1.000       0.051       --            0.051      (0.051)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.000       0.037       --            0.037      (0.037)       --
  For the Year Ended
   December 31
  1997...................    1.000       0.049       --            0.049      (0.049)       --
  1996...................    1.000       0.050       --            0.050      (0.050)       --
  1995...................    1.000       0.056       --            0.056      (0.056)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-86 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     $--             $--            $(0.034)         -$-             $1.000           2.86%
  Class IB...............      --              --             (0.033)         --               1.000           2.76
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.070)         --               1.000           4.89
  Class IB...............      --              --             (0.068)         --               1.000           4.71
  For the Year Ended
   December 31, 1998
  Class IA...............      --              --             (0.051)         --               1.000           5.25(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --              --             (0.037)         --               1.000           3.76(2)
  For the Year Ended
   December 31
  1997...................      --              --             (0.049)         --               1.000           5.31
  1996...................      --              --             (0.050)         --               1.000           5.18
  1995...................      --              --             (0.056)         --               1.000           5.74

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1,122,865         0.48%(1)      0.48%(1)      5.72%(1)      N/A
  Class IB...............        15,035         0.66(1)      1.36(1)      5.54(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,257,436         0.47        0.47        4.81        N/A
  Class IB...............         8,804         0.65        0.72        4.63      --
  For the Year Ended
   December 31, 1998
  Class IA...............       872,486         0.45      --            5.12        N/A
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         2,179         0.64(1)    --           4.81(1)    --
  For the Year Ended
   December 31
  1997...................       612,480         0.44      --            5.21        N/A
  1996...................       542,586         0.44      --            5.04        N/A
  1995...................       339,709         0.45      --            5.57        N/A

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-87 ____________________________________

 AMSOUTH EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES
         OR
      PRINCIPAL                          SECURITY                      MARKET
       AMOUNT                          DESCRIPTION                      VALUE
---------------------    ----------------------------------------    -----------
COMMON STOCKS & SECURITIES
CONVERTIBLE TO COMMON STOCKS (99.5%):
                         BASIC MATERIALS (1.8%):
          5,900          E.I. du Pont de Nemours.................    $   529,375
         12,500          Sealed Air Corp., 4.00%, CVT. PFD.,
                           4/1/18................................        632,813
                                                                     -----------
                                                                       1,162,188
                                                                     -----------
                         CAPITAL GOODS/DIVERSIFIED (9.2%):
          3,000          Corning Glass Works, Inc................        809,625
         32,150          General Electric Co.....................      1,703,950
     $  250,000          Oak Industries/Corning, 4.88%, CVT. BD.,
                           3/1/08................................      1,423,750
     $  600,000          Sanmina Corp., 4.25%, CVT. BD.,
                           5/1/04................................      1,197,000
     $  950,000          Solectron, 0.00%, CVT. BD., 1/27/19.....        640,063
                                                                     -----------
                                                                       5,774,388
                                                                     -----------
                         COMMUNICATION SERVICES (6.9%):
         31,900          Intermedia Communications, 7.00%,
                           Series E, CVT. PFD., 10/18/00.........        825,413
            379          Intermedia Communications...............         11,275
     $1,285,000          Level 3 Communications, Inc., 6.00%,
                           CVT. BD., 3/15/10.....................      1,156,500
     $1,150,000          Nextel Communications, Inc., 5.25%, CVT.
                           BD., 1/15/10..........................      1,162,000
         30,200          Vodafone/Mediaone Group, 7.00%, CVT.
                           PFD., 11/5/02.........................      1,223,100
                                                                     -----------
                                                                       4,378,288
                                                                     -----------
                         CONSUMER CYCLICAL/TRANSPORTATION (7.6%):
     $1,885,000          Costco Co., 0.00%, CVT. BD., 8/19/02....      1,552,768
         28,700          Ford Motor Co...........................      1,234,100
     $  380,000          Omnicom Group, 4.25%, CVT. BD.,.........      1,065,425
         16,900          Wal-Mart Stores, Inc....................        973,863
                                                                     -----------
                                                                       4,826,156
                                                                     -----------
                         ENERGY (5.5%):
         39,700          EOG Resources., 7.00%, CVT. PFD.,
                           7/31/02...............................      1,225,738
         21,105          Exxon Mobil Corp........................      1,656,742
         12,250          Shell Transport & Trading PLC (ADR).....        611,734
                                                                     -----------
                                                                       3,494,214
                                                                     -----------
                         FINANCE (12.9%):
          9,800          American International Group, Inc.......      1,151,500
         22,050          Chase Manhattan Corp....................      1,015,678
         28,400          Citigroup, Inc..........................      1,711,099
          7,050          J.P. Morgan & Co., Inc..................        776,381
         13,000          Lehman Brothers Holdings, Inc., 5.00%,
                           Series B, CVT. PFD., 12/31/49.........        464,750
          7,100          Lehman Brothers Holdings, Inc...........        671,394
          8,100          Merrill Lynch & Co., Inc................        931,500
         20,500          Metlife Capital Trust I, 8.00%, CVT.
                           PFD., 5/15/03.........................      1,418,344
                                                                     -----------
                                                                       8,140,646
                                                                     -----------
                         HEALTH CARE (10.1%):
         22,400          Abbott Laboratories.....................        998,200
         13,100          Bausch & Lomb, Inc......................      1,013,613
         18,700          Bristol-Myers Squibb Co.................      1,089,275
     $1,030,000          Centocor/Johnson & Johnson, Inc., 4.75%,
                           CVT. BD., 2/15/05.....................      1,389,212
         25,750          Monsanto (ACES), 6.50%, CVT. PFD.,
                           11/30/01..............................      1,165,188
     $  830,000          Roche Holding, Inc., 0.00%, CVT. BD.,
                           1/19/15 (b)...........................        744,925
                                                                     -----------
                                                                       6,400,413
                                                                     -----------
                         STAPLES (10.4%):
     $1,050,000          Clear Channel Communication, 2.63%, CVT.
                           BD., 4/1/03...........................      1,353,188
         14,400          Coca-Cola Co............................        827,100
         19,000          Cox Communications, Inc., 7.00%, CVT.
                           PFD., 8/16/02.........................      1,167,313

       SHARES
         OR
      PRINCIPAL                          SECURITY                      MARKET
       AMOUNT                          DESCRIPTION                      VALUE
---------------------    ----------------------------------------    -----------
                         STAPLES -- (CONTINUED)
         14,000          Estee Lauder, 6.25%, CVT. PFD.,
                           2/23/02...............................    $ 1,253,000
         26,000          Quaker Oats Co..........................      1,953,249
                                                                     -----------
                                                                       6,553,850
                                                                     -----------
                         TECHNOLOGY (32.1%):
         35,000          Amdocs Ltd., 6.75%, CVT. PFD.,
                           9/11/02...............................      2,209,400
     $1,000,000          American Tower Corp., 5.00%, CVT. BD.,
                           2/15/10...............................      1,012,500
         26,000          Automatic Data Processing, Inc..........      1,392,625
     $1,030,000          Burr-Brown Corp., 4.25%, CVT. BD.,
                           2/15/07 (b)...........................      1,732,974
         22,200          Computer Associates
                           International, Inc....................      1,136,363
     $  770,000          Conexant Systems, 4.25%, CVT. BD.,
                           5/1/06................................      1,677,638
     $1,200,000          Juniper Networks, Inc., 4.75%, CVT. BD.,
                           3/15/07...............................      1,306,500
     $  770,000          Lattice Semiconductor Corp., 4.75%, CVT.
                           BD., 11/1/06..........................      1,382,150
     $  400,000          Level One Communications, 4.00%, CVT.
                           BD., 9/1/04...........................      1,693,000
     $1,320,000          LSI Logic Corp., 4.00%, CVT. BD.,
                           2/15/05...............................      1,397,550
         21,300          Lucent Technologies, Inc................      1,262,025
         36,100          Motorola, Inc...........................      1,049,156
     $  950,000          Rational Software, 5.00%, CVT. BD.,
                           2/1/07 (b)............................      1,411,938
     $   13,100          Tribune Co., 2.00%, CVT. BD., 5/15/29...      1,509,775
                                                                     -----------
                                                                      20,173,594
                                                                     -----------
                         UTILITIES (3.0%):
         26,000          Calpine Capital Trust II, 5.50%, CVT.
                           PFD., 2/1/05 (b)......................      1,878,500
                                                                     -----------
                         Total Common Stocks & Securities
                         Convertible to Common Stocks............     62,782,237
                                                                     -----------
                         INVESTMENT COMPANIES (2.7%):
      1,709,408          Firstar Stellar Treasury Fund...........      1,709,408
                                                                     -----------
                         Total Investment Companies..............      1,709,408
                                                                     -----------
                         TOTAL (Cost $58,868,866) (102.2%) (a)...    $64,491,645
                                                                     ===========
------------------------------

Percentages indicated are based on net assets of $63,118,457.
                  (a)   Represents cost for federal income tax and financial
                        reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............  $8,163,198
Unrealized depreciation..............  (2,540,419)
                                       ----------
Net unrealized appreciation..........  $5,622,779
                                       ==========

                  (b)   Represents a restricted security, purchased under
                        Rule 144A, which is exempt from registration under the
                        Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of
                        Trustees.

                 ACES   -- Adjustable Conversion-Rate Equity Securities
                  ADR   -- American Depository Receipt
             CVT. BD.   -- Convertible Bond
            CVT. PFD.   -- Convertible Preferred
                  PLC   -- Public Limited Co.

BREAKDOWN OF SECTORS
--------------------
Common Stocks                                 38.0%
Convertible Preferred Stocks                  20.9%
Convertible Bonds                             38.5%
Investment Companies                           2.6%
                                            ------
TOTAL                                       100.00%
                                            ======

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
 (UNAUDITED)
--------------------------------------------------------------------------------

                                         SECURITY                       MARKET
       SHARES                           DESCRIPTION                     VALUE
---------------------    -----------------------------------------    ----------
COMMON STOCKS (98.5%):
                         BATTERIES/BATTERY SYSTEMS (1.3%):
          2,500          Energizer Holdings, Inc. (b).............    $   45,625
                                                                      ----------
                         CONSUMER GOODS (3.0%):
          5,500          American Greetings Corp., Class A........       104,500
                                                                      ----------
                         DATA PROCESSING & REPRODUCTION (6.6%):
          4,300          Automatic Data Processing, Inc...........       230,319
                                                                      ----------
                         ELECTRICAL EQUIPMENT (4.2%):
          5,800          Hubbell Harvey, Inc., Class B............       147,900
                                                                      ----------
                         ELECTRONIC COMPONENTS/INSTRUMENTS (8.3%):
          4,800          Emerson Electric Co......................       289,800
                                                                      ----------
                         FINANCIAL SERVICES (10.9%):
          7,500          Dun & Bradstreet Corp....................       214,687
          5,100          H & R Block, Inc.........................       165,113
                                                                      ----------
                                                                         379,800
                                                                      ----------
                         FOOD DISTRIBUTORS & WHOLESALERS (13.4%):
          8,500          Ralston Purina Group.....................       169,469
          3,900          Smuckers Co., Class A....................        75,075
          5,300          SYSCO Corp...............................       223,262
                                                                      ----------
                                                                      467,806...
                                                                      ----------
                         FOOD PRODUCTS, PROCESSING &
                         PACKAGING (15.5%):
          6,700          General Mills, Inc.......................       256,274
          2,900          Hershey Foods Corp.......................       141,194
          4,600          International Flavors &                         138,863
                         Fragrances, Inc..........................
                                                                      ----------
                                                                      536,331...
                                                                      ----------
                         HEALTH CARE SERVICES (2.7%):
          5,300          IMS Health, Inc..........................        95,400
                                                                      ----------
                         MACHINERY & EQUIPMENT (6.7%):
          3,100          Briggs & Stratton Corp...................       106,175
          4,800          Snap-On, Inc.............................       127,800
                                                                      ----------
                                                                         233,975
                                                                      ----------

                                         SECURITY                       MARKET
       SHARES                           DESCRIPTION                     VALUE
---------------------    -----------------------------------------    ----------
                         NEWSPAPERS (10.7%):
          3,600          Gannett Co., Inc.........................    $  215,325
          2,600          Lee Enterprises..........................        60,613
            200          Washington Post, Class B.................        95,600
                                                                      ----------
                                                                         371,538
                                                                      ----------
                         OFFICE EQUIPMENT & SERVICES (4.5%):
          3,900          Pitney Bowes, Inc........................       156,000
                                                                      ----------
                         PHARMACEUTICALS (4.9%):
          2,900          Bristol-Myers Squibb Co..................       168,925
                                                                      ----------
                         POLLUTION CONTROL SERVICES &
                         EQUIPMENT (5.8%):
         10,700          Waste Management, Inc....................       203,300
                                                                      ----------
                         Total Common Stocks......................     3,431,219
                                                                      ----------
                         INVESTMENT COMPANIES (1.4%):
         47,011          Bony Hamilton Prime Money Market.........        47,011
                                                                      ----------
                         Total Investment Companies...............        47,011
                                                                      ----------
                         TOTAL (Cost $3,890,325) (99.9%) (a)......    $3,478,230
                                                                      ==========
------------------------------

Percentages indicated are based on net assets of $3,481,052.
                  (a)   Represents cost for federal income tax and financial
                        reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation...............  $ 134,894
Unrealized depreciation...............   (546,989)
                                        ---------
Net unrealized depreciation...........  $(412,095)
                                        =========

                  (b)   Represents non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000
 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                EQUITY INCOME    SELECT EQUITY
                                                                    FUND             FUND
                                                                -------------    -------------
ASSETS:
  Investments, at value (Cost $58,868,866 and $3,890,325)...     $64,491,645      $3,478,230
  Cash......................................................         --                  721
  Interest and dividends receivable.........................         235,056           6,200
  Receivable for investments sold...........................         548,115         --
  Reimbursement receivable..................................         --                5,097
  Prepaid expenses and other................................           6,387             383
                                                                 -----------      ----------
    Total assets............................................      65,281,203       3,490,631
                                                                 -----------      ----------
LIABILITIES:
  Payable for investments purchased.........................       2,130,054         --
  Accrued expenses and other payables:
    Investment advisory fees................................          11,129             755
    Administration fees.....................................             684         --
    Distribution fees.......................................          12,273             719
    Transfer agent fees.....................................              51               3
    Custody fees............................................             295              17
    Other...................................................           8,260           8,085
                                                                 -----------      ----------
      Total liabilities.....................................       2,162,746           9,579
                                                                 -----------      ----------
NET ASSETS:
    Capital.................................................      53,898,256       4,018,560
    Undistributed (distributions in excess of) net
     investment income......................................           8,799             603
    Net unrealized appreciation (depreciation) on
     investments............................................       5,622,779        (412,095)
    Undistributed net realized gains (losses) on investment
     transactions and option contracts......................       3,588,623        (126,016)
                                                                 -----------      ----------
      Net Assets............................................     $63,118,457      $3,481,052
                                                                 ===========      ==========
  Outstanding units of beneficial interest (shares).........       4,336,414         447,033
                                                                 ===========      ==========
  Net asset value -- offering and redemption price per
   share....................................................     $     14.56      $     7.79
                                                                 ===========      ==========

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                EQUITY INCOME    SELECT EQUITY
                                                                    FUND             FUND
                                                                -------------    -------------
INVESTMENT INCOME:
  Interest income...........................................      $  418,353       $ --
  Dividend income...........................................         257,238          37,650
                                                                  ----------       ---------
    Total income............................................         675,591          37,650
                                                                  ----------       ---------
EXPENSES:
    Investment advisory fees................................         143,271          12,373
    Administration fees.....................................          47,757           3,093
    Distribution fees.......................................          59,696           3,866
    Custodian fees..........................................           1,433              93
    Accounting fees.........................................           9,163           1,310
    Legal fees..............................................           9,126           9,077
    Audit fees..............................................           5,534           4,989
    Trustees' fees and expenses.............................           3,831             200
    Transfer agent fees.....................................           5,000           5,000
    Other...................................................           5,384             195
                                                                  ----------       ---------
      Total expenses........................................         290,195          40,196
    Expenses waived.........................................         (10,715)         (9,562)
    Expenses voluntarily reimbursed.........................         --              (11,306)
                                                                  ----------       ---------
    Net expenses............................................         279,480          19,328
                                                                  ----------       ---------
  Net investment income.....................................         396,111          18,322
                                                                  ----------       ---------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from investment
   transactions.............................................       2,802,564        (130,187)
  Net realized gains (losses) from option contracts.........          26,159         --
  Net change in unrealized appreciation (depreciation) from
   investments..............................................        (854,285)       (128,577)
                                                                  ----------       ---------
    Net realized/unrealized gains (losses) on investments...       1,974,438        (258,764)
                                                                  ----------       ---------
    Change in net assets resulting from operations..........      $2,370,549       $(240,442)
                                                                  ==========       =========

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       EQUITY INCOME                   SELECT EQUITY
                                                                            FUND                            FUND
                                                                ----------------------------    ----------------------------
                                                                SIX MONTHS        FOR THE       SIX MONTHS        FOR THE
                                                                   ENDED        YEAR ENDED         ENDED       PERIOD ENDED
                                                                 JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                                   2000            1999            2000           1999(A)
                                                                -----------    -------------    -----------    -------------
                                                                (UNAUDITED)                     (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $   396,111     $   352,317     $   18,322      $    8,407
  Net realized gains (losses) from investment
   transactions.............................................      2,802,564       2,044,397       (130,187)          4,171
  Net realized gains (losses) from options transactions.....         26,159         --              --             --
  Net change in unrealized appreciation/depreciation from
   investments..............................................       (854,285)      4,178,324       (128,577)       (283,518)
                                                                -----------     -----------     ----------      ----------
  Change in net assets resulting from operations............      2,370,549       6,575,038       (240,442)       (270,940)
                                                                -----------     -----------     ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................       (380,098)       (352,317)       (17,905)         (8,221)
  In excess of net investment income........................        --               (1,802)        --             --
                                                                -----------     -----------     ----------      ----------
  Change in net assets resulting from shareholder
   distributions............................................       (380,098)       (354,119)       (17,905)         (8,221)
                                                                -----------     -----------     ----------      ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     25,404,387      10,079,377      1,571,448       3,284,776
  Dividends reinvested......................................        379,779         354,119         17,906           8,221
  Cost of shares redeemed...................................       (210,527)     (3,642,784)      (731,069)       (132,722)
                                                                -----------     -----------     ----------      ----------
  Change in net assets from capital transactions............     25,573,639       6,790,712        858,285       3,160,275
                                                                -----------     -----------     ----------      ----------
  Change in net assets......................................     27,564,090      13,011,631        599,938       2,881,114
NET ASSETS:
  Beginning of period.......................................     35,554,367      22,542,736      2,881,114         --
                                                                -----------     -----------     ----------      ----------
  End of period.............................................    $63,118,457     $35,554,367     $3,481,052      $2,881,114
                                                                ===========     ===========     ==========      ==========
SHARE TRANSACTIONS:
  Issued....................................................      1,765,070         833,355        201,404         353,116
  Reinvested................................................         26,253          29,478          2,326             937
  Redeemed..................................................        (14,903)       (304,781)       (95,312)        (15,438)
                                                                -----------     -----------     ----------      ----------
  Change in shares..........................................      1,776,420         558,052        108,418         338,615
                                                                ===========     ===========     ==========      ==========

                  (a)   For the period from May 3, 1999 (commencement of operations)
                        through December 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
 (UNAUDITED)

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund ("Equity Income") and the AmSouth Select Equity Fund ("Select Equity") (collectively, "the Funds" and individually "a Fund"). Shares of the Funds are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The Equity Income Fund seeks to provide above average income and capital appreciation. It seeks this objective by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Select Equity Fund seeks to provide long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies with market capitalization that are greater than $2 billion at the time of purchase.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that AmSouth Bank ("AmSouth") deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

    FINANCIAL INSTRUMENTS--The Equity Income Fund may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund.

    The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
 (UNAUDITED)
    has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

    The table below reflects the Equity Income Fund's activity in covered calls, all of which were for purposes of earning additional income, during the six months ended June 30, 2000. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.

    Option activities for the six months ended June 30, 2000:

                                                         COVERED CALL
                                                           OPTIONS
                                                    ----------------------
                                                    NUMBER OF
                                                     OPTIONS     PREMIUMS
                                                    CONTRACTS    RECEIVED
                                                    ----------   ---------
       Contracts outstanding at January 1, 2000        --           --
       Options written                                     30    $ 26,159
       Options expired                                    (30)    (26,159)
       Options closed                                  --           --
       Options exercised                               --           --
                                                     --------    --------
       Contracts outstanding at June 30, 2000          --           --
                                                     ========    ========

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    FEDERAL INCOME TAXES--It is the intention of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    OTHER--Expenses that are directly related to a Fund are charged directly to that Fund, while general Trust expenses are allocated between the Funds based on their relative net assets or another appropriate method.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 2000 through June 30, 2000 were as follows:

                                                 PURCHASES        SALES
                                                -----------    -----------
       Equity Income Fund...................    $60,221,663    $34,793,801
       Select Equity Fund...................    $ 1,205,956    $   357,775

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven"). Under the terms of the sub-advisory agreement, Rockhaven is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Rockhaven has agreed that its sub-advisory fee shall not exceed 60% of AmSouth's net investment advisory fee.

    Sub-advisory services are provided to the Select Equity Fund by Oakbrook Investments, LLC ("Oakbrook"). Under the terms of the sub-advisory agreement, Oakbrook is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Oakbrook has agreed that its sub-advisory fee shall not exceed 70% of AmSouth's net investment advisory fee.

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
 (UNAUDITED)

    AmSouth also serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from the Funds for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

    BISYS Fund Services Ohio, Inc. (BISYS Ohio) with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Funds. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Fund's. BISYS Ohio also serves the Funds as Transfer Agent and Fund Accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS
    Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Funds have entered into a specific arrangement with AmSouth Investment Services, Inc. ("AIS") for the provision of such services and reimburses AIS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Funds. AIS has subcontracted all of the services to Hartford Life Insurance Company.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six-month period ended June 30, 2000:

                                                       EQUITY      SELECT
                                                       INCOME      EQUITY
                                                      --------    --------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
 (percentage of average daily net assets).........       0.60%       0.80%
Voluntary fee reductions..........................     $9,297     $ 1,237

ADMINISTRATION FEES:
Voluntary fee reductions..........................     $--        $ 3,093
Voluntary fee reimbursements......................     $--        $11,306

VARIABLE CONTRACT OWNER SERVICING FEES:
Annual fee (percentage of average daily net
 assets)..........................................       0.25%       0.25%

TRANSFER AGENT FEES:
Voluntary fee reductions..........................     $1,418     $ 4,768

FUND ACCOUNTING FEES:
Voluntary fee reductions..........................     $--        $   464

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           EQUITY INCOME                                    SELECT EQUITY
                                   --------------------------------------------------------------    ----------------------------
                                   SIX MONTHS        FOR THE          FOR THE        OCTOBER 23,     SIX MONTHS        MAY 3,
                                      ENDED        YEAR ENDED       YEAR ENDED         1997 TO          ENDED          1999 TO
                                    JUNE 30,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                      2000            1999             1998            1997(A)          2000           1999(A)
                                   -----------    -------------    -------------    -------------    -----------    -------------
                                   (UNAUDITED)                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD........................     $  13.89        $  11.26         $  10.23          $ 10.00         $  8.51         $ 10.00
                                    --------        --------         --------          -------         -------         -------
INVESTMENT ACTIVITIES:
  Net investment income........         0.12(d)         0.15             0.22             0.03            0.05(d)         0.04
  Net realized and unrealized
   gains.......................         0.66            2.64             1.03             0.23           (0.73)          (1.49)
                                    --------        --------         --------          -------         -------         -------
  Total investment
   activities..................         0.78            2.79             1.25             0.26           (0.68)          (1.45)
                                    --------        --------         --------          -------         -------         -------
DISTRIBUTIONS:
  From net investment income...        (0.11)          (0.16)           (0.22)           (0.03)          (0.04)          (0.04)
                                    --------        --------         --------          -------         -------         -------
  Total distributions..........        (0.11)          (0.16)           (0.22)           (0.03)          (0.04)          (0.04)
                                    --------        --------         --------          -------         -------         -------
NET ASSET VALUE, END OF
 PERIOD........................     $  14.56        $  13.89         $  11.26          $ 10.23         $  7.79         $  8.51
                                    ========        ========         ========          =======         =======         =======
  Total return.................         5.56%(b)       25.00%           12.36%            2.27%(b)       (7.94%)(b)     (14.51%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period
   (000).......................     $ 63,118        $ 35,554         $ 22,543          $ 2,387         $ 3,481         $ 2,881
  Ratio of expenses to average
   net assets..................         1.17%(c)        1.22%            1.14%            1.22%(c)        1.25%(c)        1.23%(c)
  Ratio of net investment
   income to average net
   assets......................         1.60%(c)        1.31%            2.13%            2.39%(c)        1.18%(c)        0.69%(c)
  Ratio of expenses to average
   net assets*.................         1.21%(c)        1.37%            1.53%            7.26%(c)        2.60%(c)        3.50%(c)
  Portfolio turnover rate......        72.68%         110.31%          120.83%            4.00%          11.61%          18.21%
------------------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Net investment income is based on average shares outstanding during the period.
 * During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                      SECURITY DESCRIPTION                 VALUE
---------------------    ----------------------------------------    -----------
COMMON STOCKS -- 97.8%
                         AEROSPACE/DEFENSE -- 2.1%
         14,900          Parker Hannifin Corp....................    $   510,325
         27,000          Raytheon Co.-Class A....................        524,813
          5,000          Raytheon Co.-Class B....................         96,250
                                                                     -----------
                                                                       1,131,388
                                                                     -----------
                         APPAREL -- 0.7%
         16,600          V F Corp................................        397,363
                                                                     -----------
                         AUTOMOBILES & TRUCKS -- 0.7%
          9,000          Ford Motor Co...........................        387,000
                                                                     -----------
                         AUTOMOTIVE -- 0.0%
          1,178          Visteon Corp............................         14,288
                                                                     -----------
                         BANKING -- 8.3%
         20,000          Bank Of America Corp....................        860,000
         20,000          Bank One Corp...........................        531,250
         12,600          Central Carolina Bank Financial Corp....        466,200
         16,000          Citigroup, Inc..........................        963,999
          5,700          J.P. Morgan & Co........................        627,713
         19,000          Pacific Century Financial Corp..........        277,875
         20,000          U.S. Bancorp............................        385,000
          7,200          Wachovia Corp...........................        390,600
                                                                     -----------
                                                                       4,502,637
                                                                     -----------
                         BUSINESS EQUIPMENT & SERVICES -- 2.6%
         17,200          Harris Corp.............................        563,300
         21,000          Pitney Bowes, Inc.......................        840,000
                                                                     -----------
                                                                       1,403,300
                                                                     -----------
                         CHEMICALS -- 1.5%
         26,000          Air Products & Chemicals, Inc...........        801,125
                                                                     -----------
                         COMPUTER - PERIPHERALS -- 2.3%
          9,600          Adobe Systems, Inc......................      1,248,000
                                                                     -----------
                         COMPUTER SOFTWARE -- 1.0%
         11,000          Computer Associates                             563,063
                         International, Inc......................
                                                                     -----------
                         COMPUTERS - MAIN & MINI -- 5.8%
          8,000          Electronic Data Systems Corp............        330,000
         11,600          Hewlett-Packard Co......................      1,448,549
         10,800          IBM Corp................................      1,183,275
          7,000          Xerox Corp..............................        145,250
                                                                     -----------
                                                                       3,107,074
                                                                     -----------
                         CONTAINERS -- 0.7%
         18,800          Sonoco Products Co......................        386,575
                                                                     -----------
                         COSMETICS/PERSONAL CARE -- 2.4%
         23,000          Kimberly-Clark Corp.....................      1,319,625
                                                                     -----------
                         DIVERSIFIED PRODUCTS -- 0.7%
          9,000          E.I. duPont de Nemours Co...............        393,750
                                                                     -----------
                         ELECTRICAL EQUIPMENT -- 4.3%
         23,500          Emerson Electric Co.....................      1,418,813
         30,000          TXU Corp................................        885,000
                                                                     -----------
                                                                       2,303,813
                                                                     -----------

                                                                       MARKET
       SHARES                      SECURITY DESCRIPTION                 VALUE
---------------------    ----------------------------------------    -----------
                         ELECTRONIC COMPONENTS -- 3.6%
         12,700          Avnet, Inc..............................        752,475
          9,000          Intel Corp..............................    $ 1,203,188
                                                                     -----------
                                                                       1,955,663
                                                                     -----------
                         ELECTRONIC INSTRUMENTS -- 2.3%
          4,424          Agilent Technologies, Inc...............        326,270
         12,150          Tektronix, Inc..........................        899,100
                                                                     -----------
                                                                       1,225,370
                                                                     -----------
                         ENGINEERING -- 0.7%
         12,400          Fluor Corp..............................        392,150
                                                                     -----------
                         FINANCIAL SERVICES -- 2.5%
         19,000          Fannie Mae..............................        991,562
         12,500          Franklin Resources, Inc.................        379,688
                                                                     -----------
                                                                       1,371,250
                                                                     -----------
                         FOOD & RELATED -- 3.7%
         19,300          Bob Evans Farms.........................        288,294
         11,000          Dole Food Co., Inc......................        154,000
         55,800          SUPERVALU, Inc..........................      1,063,687
         26,000          Universal Foods Corp....................        481,000
                                                                     -----------
                                                                       1,986,981
                                                                     -----------
                         FOREST & PAPER PRODUCTS -- 1.2%
         15,000          Weyerhaeuser Co.........................        645,000
                                                                     -----------
                         HEALTH CARE - DRUGS -- 2.2%
         27,200          Abbott Laboratories.....................      1,212,100
                                                                     -----------
                         HOUSEHOLD - GENERAL PRODUCTS -- 3.5%
         28,000          American Greetings Corp.................        532,000
          2,000          Corning, Inc............................        539,750
         18,785          Unilever N.V............................        807,755
                                                                     -----------
                                                                       1,879,505
                                                                     -----------
                         HOUSEHOLD - MAJOR APPLIANCES -- 1.0%
         11,100          Whirlpool Corp..........................        517,538
                                                                     -----------
                         INSURANCE -- 6.8%
         16,000          Aetna Services, Inc.....................      1,026,999
         19,500          AON Corp................................        605,719
         27,200          Lincoln National Corp...................        982,600
         23,800          SAFECO Corp.............................        473,025
         17,600          Saint Paul Companies, Inc...............        600,600
                                                                     -----------
                                                                       3,688,943
                                                                     -----------
                         LEISURE TIME INDUSTRIES -- 1.0%
         34,300          Hasbro, Inc.............................        516,644
                                                                     -----------
                         MEDIA -- 1.4%
         10,000          Banta Corp..............................        189,375
         11,100          Media General, Inc......................        539,044
                                                                     -----------
                                                                         728,419
                                                                     -----------
                         MEDICAL EQUIPMENT & SUPPLIES -- 4.7%
         15,700          Johnson & Johnson.......................      1,599,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
                         MEDICAL EQUIPMENT & SUPPLIES --
                         (CONTINUED)
         21,600          Mallinckrodt, Inc.......................        938,250
                                                                     -----------
                                                                       2,537,687
                                                                     -----------
                         METAL FABRICATION -- 0.5%
         14,100          Trinity Industries, Inc.................    $   260,850
                                                                     -----------
                         OIL & GAS -- 1.2%
         13,100          National Fuel Gas.......................        638,625
                                                                     -----------
                         PETROLEUM - DOMESTIC -- 5.4%
         20,100          Ashland, Inc............................        704,756
         15,316          Exxon Mobil Corp........................      1,202,305
         19,700          Phillips Petroleum Co...................        998,544
                                                                     -----------
                                                                       2,905,605
                                                                     -----------
                         PETROLEUM - INTERNATIONAL -- 2.3%
          7,900          Chevron Corp............................        670,019
          9,500          Royal Dutch Petroleum Co. - NY Shares...        584,844
                                                                     -----------
                                                                       1,254,863
                                                                     -----------
                         PHARMACEUTICALS -- 2.8%
          7,600          Bristol-Myers Squibb Co.................        442,700
         14,000          Merck & Co., Inc........................      1,072,750
                                                                     -----------
                                                                       1,515,450
                                                                     -----------
                         PHOTOGRAPHIC EQUIPMENT -- 1.0%
          9,000          Eastman Kodak Co........................        535,500
                                                                     -----------
                         RAILROAD -- 0.9%
         33,200          Norfolk Southern Corp...................        493,850
                                                                     -----------
                         RETAIL - FOOD STORES -- 1.3%
         20,400          Albertson's, Inc........................        678,300
                                                                     -----------
                         RETAIL - GENERAL MERCHANDISE -- 0.9%
         19,400          May Department Stores Co................        465,600
                                                                     -----------
                         SECURITY & COMMISSION BROKERS -- 1.2%
         17,150          A.G. Edwards, Inc.......................        668,850
                                                                     -----------
                         TELECOMMUNICATION - EQUIPMENT -- 1.5%
         11,563          Nortel Networks Corp....................        789,175
                                                                     -----------

                         TELECOMMUNICATIONS -- 0.8%
         18,000          BCE, Inc................................        428,625
                                                                     -----------
                         TOBACCO -- 1.0%
         20,000          Philip Morris Companies, Inc............    $   531,250
                                                                     -----------
                         UTILITIES - ELECTRIC -- 1.9%
         32,200          New Century Energies, Inc...............        966,000
          2,000          Texas Utilities Co......................         67,500
                                                                     -----------
                                                                       1,033,500
                                                                     -----------
                         UTILITIES - GAS & PIPELINE -- 0.5%
          7,900          Nicor, Inc..............................        257,738
                                                                     -----------
                         UTILITIES - TELEPHONE -- 6.6%
         40,150          AT&T Corp...............................      1,269,743
         25,800          BellSouth Corp..........................      1,099,725
         27,400          SBC Communications, Inc.................      1,185,050
                                                                     -----------
                                                                       3,554,518
                                                                     -----------
                         WIRELESS EQUIPMENT -- 0.3%
          5,000          Motorola, Inc...........................        145,313
                                                                     -----------
                         Total Common Stocks (Cost                    52,773,863
                         $52,228,873)............................
                                                                     ===========
MONEY MARKET -- 3.7%
      1,996,085          Dreyfus Government Cash Management......      1,996,085
                                                                     -----------
                         Total Money Market (Cost $1,996,085)....      1,996,085
                                                                     ===========


Total Investments (Cost $54,224,958) (a) --
 101.5%.............................................     54,769,948
Liabilities in excess of other assets -- (1.5)%.....       (826,338)
                                                        -----------
TOTAL NET ASSETS -- 100.0%..........................    $53,943,610
                                                        ===========
-------------------------------------------------------------------

                  (a)   Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation..............  $ 8,313,550
Unrealized depreciation..............   (7,768,560)
                                       -----------
Net unrealized appreciation..........  $   544,990
                                       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $54,224,958)..................    $54,769,948
  Receivable for investment securities sold.................        312,977
  Interest and dividends receivable.........................        116,637
  Prepaid expenses and other assets.........................          5,016
                                                                -----------
      Total Assets..........................................     55,204,578
                                                                -----------
LIABILITIES:
  Dividends payable.........................................        602,514
  Payable for investment securities purchased...............        612,555
  Accrued expenses and other payables:
    Investment advisory fees................................         27,751
    Administration fees.....................................            456
    Other...................................................         17,692
                                                                -----------
      Total Liabilities.....................................      1,260,968
                                                                -----------
NET ASSETS:
  Capital...................................................     51,628,453
  Undistributed net investment income.......................        360,501
  Net unrealized appreciation (depreciation) from
   investments..............................................      1,409,666
  Accumulated undistributed net realized gains (losses) from
   investment transactions..................................        544,990
                                                                -----------
      Net Assets............................................    $53,943,610
                                                                ===========
Outstanding units of beneficial interest (shares)...........      4,407,648
                                                                ===========
Net asset value -- offering and redemption price per
 share......................................................    $     12.24
                                                                ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................    $    11,858
  Dividend income...........................................      1,434,610
                                                                -----------
      Total Income..........................................      1,446,468
                                                                -----------
EXPENSES:
  Investment advisory fees..................................        195,678
  Administration fees.......................................         54,061
  Custodian fees............................................          6,346
  Accounting fees...........................................         14,312
  Legal fees................................................         13,979
  Audit fees................................................          4,260
  Trustees' fees and expenses...............................          3,606
  Transfer agent fees.......................................          4,341
  Printing costs............................................          1,311
  Insurance.................................................          3,850
  Other.....................................................          1,137
                                                                -----------
  Total expenses before voluntary reductions................        302,881
  Expenses voluntarily reduced..............................        (74,371)
                                                                -----------
    Net expenses............................................        228,510
                                                                -----------
  Net Investment Income.....................................      1,217,958
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
  Net realized gains (losses) from investment
   transactions.............................................        984,023
  Net change in unrealized appreciation (depreciation) from
   investments..............................................     (2,089,645)
                                                                -----------
    Net realized/unrealized gains (losses) from
     investments............................................     (1,105,622)
                                                                -----------
    Change in net assets resulting from operations..........    $   112,336
                                                                ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD      FOR THE YEAR
                                                                    ENDED               ENDED
                                                                JUNE 30, 2000     DECEMBER 31, 1999
                                                                --------------    -----------------
                                                                 (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $ 1,217,958         $   727,741
  Net realized gains (losses) from investment
   transactions.............................................         984,023           1,227,474
  Net change in unrealized appreciation (depreciation) from
   investments..............................................      (2,089,645)         (4,036,397)
                                                                 -----------         -----------
  Change in net assets resulting from operations............         112,336          (2,081,182)
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................        (989,254)           (594,896)
  Net realized gains from investment transactions...........         --                 (741,928)
                                                                 -----------         -----------
  Change in net assets from shareholder distributions.......        (989,254)         (1,336,824)
                                                                 -----------         -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................       3,961,338           6,717,001
  Dividends reinvested......................................         426,778           1,440,251
  Cost of shares redeemed...................................      (2,092,458)         (1,275,983)
                                                                 -----------         -----------
  Change in net assets from capital transactions............       2,295,658           6,881,269
                                                                 -----------         -----------
  Change in net assets......................................       1,418,740           3,463,263
NET ASSETS:
  Beginning of period.......................................      52,524,870          49,061,607
                                                                 -----------         -----------
  End of period.............................................     $53,943,610         $52,524,870
                                                                 ===========         ===========
SHARE TRANSACTIONS:
  Issued....................................................         328,665             513,205
  Reinvested................................................          34,327             112,776
  Redeemed..................................................        (169,550)           (100,033)
                                                                 -----------         -----------
  Change in shares..........................................         193,442             525,948
                                                                 ===========         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 101 _____________________________________

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end investment company established as a Massachusetts business trust. Between the date of organization and the dates of commencement of operations (June 3, 1997), the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

    The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust presently offers shares of the BB&T Growth & Income Fund (The "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The investment objective of the Fund is to seek to provide capital growth, current income or both. Under normal market conditions, it seeks this objective by investing at least 65% of its total assets in stocks, which for this purpose may include common stock, preferred stock, warrants, or debt instruments that are, convertible into common stock.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange listed securities are valued at the closing sales price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid price is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that Branch Banking and Trust Company ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price, including accrued interest. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    DIVIDENDS AND DISTRIBUTIONS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any are declared and distributed at least annually.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    FEDERAL INCOME TAXES--It is the Funds's policy to continue to comply with the requirement of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from June 3, 1997, the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds may be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares the Fund being redeemed bears to the number of initial shares of the Fund of that fund that are outstanding at the time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Cost of purchases and proceeds from sales of portfolio securities, excluding short-term securities, were $10,641,932 and $7,699,736, respectively, for the six months ended June 30, 2000.

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Fund.

    BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS Ohio"), with whom certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Fund. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Fund. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") also serves the Fund as Transfer Agent and Mutual fund accountant. BISYS LP, an Ohio Limited Partnership and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of the compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Fund.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six months ended June 30, 2000:

    INVESTMENT ADVISORY FEES:
      Annual fee before voluntary fee
        reductions (percentage of average
        net assets).......................     0.74%
      Voluntary fee reductions............  $37,019
    ADMINISTRATION FEES:
      Annual fee before voluntary fee
        reductions (percentage of average
        net assets).......................     0.20%
      Voluntary fee reductions............  $37,352

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD    FOR THE YEAR     FOR THE YEAR     JUNE 3, 1997
                                                                    ENDED             ENDED            ENDED           THROUGH
                                                                   JUNE 30,       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                     2000             1999             1998            1997(A)
                                                                --------------    -------------    -------------    -------------
                                                                 (UNAUDITED)
NET ASSETS VALUE, BEGINNING OF PERIOD.......................        $ 12.46          $ 13.30          $ 11.88          $ 10.00
                                                                    -------          -------          -------          -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................           0.27             0.18             0.16             0.10
  Net realized and unrealized gain..........................          (0.27)           (0.69)            1.42             1.89
                                                                    -------          -------          -------          -------
  Total investment activities...............................        --                 (0.51)            1.58             1.99
                                                                    -------          -------          -------          -------
DISTRIBUTIONS:
  Net investment income.....................................          (0.22)           (0.15)           (0.16)           (0.10)
  In excess of net investment income........................        --                --               --                (0.01)
  Net realized gains........................................        --                 (0.18)          --               --
                                                                    -------          -------          -------          -------
  Total distributions.......................................          (0.22)           (0.33)           (0.16)           (0.11)
                                                                    -------          -------          -------          -------
  NET ASSET VALUE, END OF PERIOD............................        $ 12.24          $ 12.46          $ 13.30          $ 11.88
                                                                    =======          =======          =======          =======
  Total Return..............................................           0.04%(b)        (3.85)%          13.36%           19.96%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)........................        $53,944          $52,525          $49,062          $28,829
  Ratio of expenses to average net assets...................           0.86%(c)         0.87%            0.91%            0.91%(c)
  Ratio of net investment income to average net assets......           4.89%(c)         1.43%            1.37%            1.68%(c)
  Ratio of expenses to average net assets*..................           1.14%(c)         1.16%            1.24%            2.31%(c)
  Ratio of net investment income to average net assets*.....           4.61%(c)         1.14%            1.04%            0.28%(c)
  Portfolio turnover rate...................................          14.95%           11.98%            2.77%            7.75%
------------------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
 * During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             MARKET
                                                                             VALUE
       SHARES                                                                (000)
---------------------                                                       --------
COMMON STOCK -- 78.2%
                         AUTO/TRUCK PARTS & EQUIPMENT -- 7.6%
        3,500            Dana...........................................     $   74
        1,700            Ford Motor.....................................         73
        3,000            Genuine Parts..................................         60
          223            Visteon*.......................................          3
                                                                             ------
                                                                                210
                                                                             ------
                         BANKS -- 13.4%
        1,800            Bank One.......................................         48
        1,625            Chase Manhattan................................         75
        2,900            First Union....................................         72
        1,800            Fleet Boston Financial.........................         61
        3,450            National City..................................         59
        2,000            Washington Mutual..............................         58
                                                                             ------
                                                                                373
                                                                             ------
                         BEAUTY PRODUCTS -- 1.5%
        1,400            International Flavors & Fragrances.............         42
                                                                             ------
                         CHEMICALS -- 3.0%
          950            E.I. duPont de Nemours.........................         42
        4,700            M.A. Hanna.....................................         42
                                                                             ------
                                                                                 84
                                                                             ------
                         DRUGS & HEALTH CARE -- 8.9%
        1,700            Abbott Laboratories............................         76
        1,900            American Home Products.........................        112
        1,050            Bristol-Myers Squibb...........................         61
                                                                             ------
                                                                                249
                                                                             ------
                         ELECTRICAL UTILITIES -- 4.9%
        2,750            Ipalco Enterprises.............................         55
          900            LG&E Energy....................................         21
        3,200            NiSource.......................................         60
                                                                             ------
                                                                                136
                                                                             ------
                         FOOD & BEVERAGE -- 6.5%
        4,500            Conagra........................................         86
        4,800            Flowers Industries.............................         96
                                                                             ------
                                                                                182
                                                                             ------
                         GAS & NATURAL GAS -- 1.4%
        1,200            Peoples Energy.................................         39
                                                                             ------
                         HOUSEHOLD PRODUCTS -- 5.1%
        1,550            Clorox.........................................         69
        1,350            General Electric...............................         72
                                                                             ------
                                                                                141
                                                                             ------
                         MACHINERY -- 1.9%
        1,550            Caterpillar....................................         52
                                                                             ------
                         MISCELLANEOUS BUSINESS SERVICES -- 0.9%
        1,000            Deluxe.........................................         24
                                                                             ------
                         PETROLEUM REFINING -- 7.9%
        1,200            Conoco.........................................         29
          800            Exxon Mobil....................................         63
        1,000            Royal Dutch Petroleum, ADR.....................         62
        1,250            Texaco.........................................         67
                                                                             ------
                                                                                221
                                                                             ------
                                                                            MARKET
                                                                            VALUE
   SHARES                                                                   (000)
---------------------                                                       --------

COMMON STOCK -- (CONTINUED)
                         PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.5%
        2,050            Xerox..........................................     $   42
                                                                             ------
                         REAL ESTATE INVESTMENT TRUSTS -- 4.6%
        1,350            Mack-Cali Realty...............................         35
        5,800            Nationwide Health Properties...................         81
          600            Simon Property Group...........................         13
                                                                             ------
                                                                                129
                                                                             ------
                         STEEL & STEEL WORKS -- 3.0%
        7,950            Worthington Industries.........................         83
                                                                             ------
                         TELEPHONE & TELECOMMUNICATION -- 6.1%
          600            Alltel.........................................         37
          850            Bell Atlantic..................................         43
        1,950            Cable & Wireless, ADR..........................         42
          550            GTE............................................         34
          300            SBC Communications.............................         13
                                                                             ------
                                                                                169
                                                                             ------
                         Total Common Stock (Cost $2,276)...............     $2,176
                                                                             ======

     PAR
    (000)
---------------------
CORPORATE BONDS -- 7.1%
       $   50            Bank One
                         8.000% due 04/29/2027..........................     $   48
           50            Deere
                         8.100% due 05/15/2030..........................         50
           50            New Jersey Bell
                         7.850% due 11/13/2029..........................         49
           50            Province of Quebec
                         7.500% due 09/15/2029..........................         49
                                                                             ------
                         Total Corporate Bonds (Cost $199)..............     $  196
                                                                             ======
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.2%
          100            FNMA
                         6.400% due 07/05/2000..........................     $  100
          100            FNMA
                         6.400% due 07/11/2000..........................        100
                                                                             ------
                         Total U.S. Government Agency Obligations
                         (Cost $200)....................................     $  200
                                                                             ======
U.S. TREASURY OBLIGATION -- 4.3%
          120            U.S. Treasury Bonds
                         6.125% due 08/15/2029..........................     $  121
                                                                             ------
                         Total U.S. Treasury Obligation (Cost $120).....     $  121
                                                                             ======


DIVERSIFICATION OF NET ASSETS
Total Common Stock (Cost $2,276)..................   78.2%   $2,176
Total Corporate Bonds (Cost $199).................    7.1       196
Total U.S. Government Agency
 Obligations (Cost $200)..........................    7.2       200
Total U.S. Treasury Obligation (Cost $120)........    4.3       121
                                                    -----    ------
Total investments in securities (total cost
 $2,795)..........................................   96.8     2,693
Cash, receivable and other assets net of
 liabilities......................................    3.2        89
                                                    -----    ------
Net assets........................................    100%   $2,782
                                                    =====    ======

* Non-income producing securities.
ADR  - American Depository Receipt
FNMA - Federal National Mortgage Association

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
 (ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (total cost $2,795) --
   see accompanying portfolio...............................    $2,693
  Receivable for Fund shares sold...........................         6
  Receivable for dividends and interest.....................        12
  Receivable from Adviser (see note 3)......................        36
  Cash and other assets.....................................        66
                                                                ------
      Total assets..........................................     2,813
                                                                ------
LIABILITIES:
  Accrued expenses payable..................................        31
                                                                ------
      Total liabilities.....................................        31
                                                                ------
      Net Assets............................................    $2,782
                                                                ======
SUMMARY OF SHAREHOLDERS' EQUITY:
      Capital stock, par value $0.001 per share; unlimited
      shares authorized; 292,681 shares outstanding.........    $2,880
      Undistributed net investment income...................         4
      Unrealized depreciation of investments................      (102)
                                                                ------
      Net assets............................................    $2,782
                                                                ======

Net asset value, offering and redemption price per share....    $9.51
                                                                =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
(ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................................    $  36
  Interest..................................................       13
                                                                -----
    Total investment income.................................       49
                                                                -----
EXPENSES:
  Investment advisory fees..................................        7
  Administrative services fees..............................        2
  Transfer agent fees.......................................        3
  Professional fees.........................................       18
  Directors fees............................................        6
  Printing fees.............................................       14
  Other expenses............................................        2
                                                                -----
  Total expenses............................................       52
  Less: investment advisory fees waived.....................       (7)
  Reimbursement from Adviser................................      (36)
                                                                -----
    Net expenses............................................        9
                                                                -----
  Net investment income.....................................       40
                                                                -----
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
  Net realized and unrealized (loss) on investments.........      (86)
                                                                -----
  Net decrease in net assets resulting from operations......    $ (46)
                                                                =====

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                FOR THE SIX MONTH
                                                                  PERIOD ENDED
                                                                  JUNE 30, 2000      FOR THE PERIOD ENDED
                                                                   (UNAUDITED)        DECEMBER 31, 1999*
                                                                -----------------    --------------------
OPERATIONS:
  Net investment income.....................................         $   40                 $     9
  Net unrealized depreciation of investments................            (86)                    (16)
                                                                     ------                 -------
  Net decrease in net assets resulting from operations......            (46)                     (7)
                                                                     ------                 -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................            (36)                     (9)
  Return of capital.........................................        --                           (6)
                                                                     ------                 -------
  Total Distributions.......................................            (36)                    (15)
                                                                     ------                 -------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................            663                   2,228
  Reinvestment of distributions.............................             35                      15
  Cost of share redeemed....................................            (55)               --
                                                                     ------                 -------
    Net increase from capital share transactions............            643                   2,243
                                                                     ------                 -------
  Net increase in net assets................................            561                   2,221
NET ASSETS:
  Beginning of period.......................................          2,221                --
                                                                     ------                 -------
  End of period.............................................         $2,782                 $ 2,221
                                                                     ======                 =======
SHARES ISSUED AND REDEEMED:
  Shares issued.............................................             69                     225
  Reinvestments of distributions............................              4                       1
  Share redeemed............................................             (6)               --
                                                                     ------                 -------
  Total Share Transactions..................................             67                     226
                                                                     ======                 =======

                    *   Fund commenced operations on October 20, 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                FOR THE SIX MONTH
                                                                  PERIOD ENDED
                                                                  JUNE 30, 2000      FOR THE PERIOD ENDED
                                                                   (UNAUDITED)        DECEMBER 31, 1999*
                                                                -----------------    --------------------

SELECTED PER-SHARE DATA
  Net Asset Value at Beginning of Period....................        $  9.84                 $10.00
                                                                    -------                 ------
  Net Investment Income.....................................           0.15                   0.06
  Net Realized and Unrealized Gain (Loss) on Investments....          (0.34)                 (0.13)
                                                                    -------                 ------
  Total from Investment Operations..........................          (0.19)                 (0.07)
                                                                    -------                 ------
  Dividends from Net Investment Income......................          (0.14)                 (0.05)
  Return of Capital.........................................        --                       (0.04)
                                                                    -------                 ------
  Total Distributions.......................................          (0.14)                 (0.09)
                                                                    -------                 ------
  Net Increase (Decrease) in Net Assets Value...............          (0.33)                 (0.16)
                                                                    -------                 ------
  Net Asset Value at End of Period..........................        $  9.51                 $ 9.84
                                                                    -------                 ------
  Total Return(1)...........................................          (1.97)%                (0.72)%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets at End of Period (in thousands)................        $ 2,782                 $2,221
  Ratio of Expenses to Average Net Assets After
   Waivers(2)...............................................           0.77%                  0.77%
  Ratio of Expenses to Average Net Assets Before
   Waivers(2)...............................................           4.49%                 10.85%
  Ratio of Net Investment Income to Average Net Assets(2)...           3.25%                  4.30%
  Portfolio Turnover Rate...................................              1%                     0%

                    *   Fund commenced operations on October 20, 1999
                   1.   Not Annualized
                   2.   Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
--------------------------------------------------------------------------------

  (1) ORGANIZATION
     Huntington VA Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Huntington VA Funds are a series of mutual funds established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating Insurance Companies. Currently, Hartford Life Insurance Company is the only participant. As of December 31, 1999, the Trust consisted of two diversified portfolios (individually referred to as a "Fund", or collectively as the "Funds") as follows:

         Huntington VA Income Equity Fund
         Huntington VA Growth Fund*

     *Fund has yet to commence operations as of June 30, 2000

     The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held. Currently, there is only one class of shares.

  (2) SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statements. The actual results could differ from those estimates.

          INVESTMENT VALUATIONS--Each Fund values its securities in calculating net asset values as follows. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a pricing service using methodology approved and authorized by the Board of Trustees (an "Authorized Pricing Service"). Debt securities traded on a national securities exchange or in the over-the-counter market are valued at their last-reported sale price, or, if there is no reported sale, at a bid price estimated by an Authorized Pricing Service. For the other debt securities, including zero-coupon securities, and foreign securities, an Authorized Pricing Service will be used.

          Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

          For securities, which cannot be priced by an Authorized Pricing Service, the Board of Trustees has authorized the Trust's recordkeeper to seek a good faith fair value determination from a broker-dealer or other financial intermediary. In certain circumstances, in accordance with the Trust's Security Valuation Policy, the record-keeper may seek a good faith value determination where an Authorized Pricing Service has provided a price. The Trust's Security Valuation Policy has also established a Pricing Committee, which will price a security in the event that no price can be obtained from an Authorized Pricing Service, a broker-dealer or other financial intermediary.

          REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian banks' vault, all securities held as collateral under repurchase agreement transactions. Additionally, it is the policy of the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

          The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

          INVESTMENT INCOME, EXPENSE AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are

 HUNTINGTON VA FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

          amortized, as required by the Internal Revenue Code, as amended (the "Code") which does not differ materially from GAAP.

          FEDERAL TAXES--It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

          OTHER--Investment transactions are accounted for on the trade date.

          Gains or losses realized from the sale of securities are determined by comparing the identified cost of the security sold with the net sales proceeds.

  (3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE--The Huntington National Bank, the Trust's investment adviser ("Huntington" or the "Adviser"), receives for its service an annual investment advisory fee for each of the Funds at an annual rate of 0.60% of the Fund's average daily net assets. The Adviser has contractually agreed through April 30, 2001 to waive all or a portion of its fees and to reimburse expenses in order to limit the total operating expenses for the VA Income Equity Fund (as a percentage of daily net assets on an annualized basis) to not more than 0.77%.

     ADMINISTRATION AND FUND ACCOUNTING FEES--Huntington also serves as administrator to the Trust and is entitled to receive an annual fee of 0.11% for administrative services and 0.03% for accounting services of each Fund's average net assets, paid monthly, for services performed under the Trust's Administration Agreement. Huntington pays monthly to SEI Investments Mutual Funds Services ("SIMFS"), under a Sub-Administration Agreement, an annual fee of 0.08% of each Fund's average net assets for services performed.

     DISTRIBUTION AGREEMENT--SEI Investments Distribution Co. ("SIDCO") acts as the Trust's distributor pursuant to a Distribution Agreement. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investment Company, is the owner of all beneficial interests in SIMFS. SIDCO is a wholly owned subsidiary of SEI Investments Company.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND CUSTODIAN FEES--State Street Bank and Trust Company ("State Street") serves as the Trust's transfer agent and dividend disbursing agent. The fees payable to State Street for transfer agent and dividend disbursing services are based on the size, type and number of accounts and transactions made by shareholders.

     Huntington also receives a fee for its services as the custodian of the Funds' investments and other assets. For the six-month period ended June 30, 2000, Huntington received fees of $456.

     OTHER AFFILIATE RELATIONSHIPS--For the six months ended June 30, 2000, certain Officers of the Trust were Officers of SIMFS and SIDCO. Such Officers receive no compensation from the Trust.

  (4) INVESTMENT TRANSACTIONS

     Purchase and sales of investments, excluding short-term securities for the six-month period ended June 30, 2000, were as follows (all numbers in thousands):

     INVESTMENT SECURITIES

                                                    PURCHASES    SALES
                                                    ---------   --------
         VA Income Equity                            $1,588       $26

     At June 30, 2000, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. Based on cost for federal income tax purposes, the aggregate gross unrealized gain on securities, the aggregate gross unrealized loss on securities and the net unrealized gain/(loss) at June 30, 2000 is as follows (all numbers in thousands):

                                   AGGREGATE    AGGREGATE       NET
                                   UNREALIZED   UNREALIZED   UNREALIZED
                                      GAIN         LOSS         LOSS
                                   ----------   ----------   ----------
         VA Income Equity             $133        $(235)       $(102)

Notes

                                    EVERGREEN
                             VARIABLE ANNUITY TRUST








                                SEMIANNUAL REPORT
                                  JUNE 30, 2000



[LOGO]
                              EVERGREEN FUNDS-SM-
                                      S I N C E 1932

[LOGO]

                               TABLE OF CONTENTS


Letter to Shareholders ....................................................  E-1
EVERGREEN VA CAPITAL GROWTH FUND
      Fund at a Glance & Portfolio Manager Interview  .....................  E-2
      Financial Highlights  ...............................................  E-5
      Schedule of Investments & Financial Statements ......................  E-6

EVERGREEN VA FOUNDATION FUND
      Fund at a Glance & Portfolio Manager Interview  ..................... E-12
      Financial Highlights  ............................................... E-15
      Schedule of Investments & Financial Statements ...................... E-16

EVERGREEN VA GROWTH FUND
      Fund at a Glance & Portfolio Manager Interview  ..................... E-25
      Financial Highlights  ............................................... E-28
      Schedule of Investments & Financial Statements ...................... E-29

EVERGREEN VA OMEGA FUND
      Fund at a Glance & Portfolio Manager Interview  ..................... E-38
      Financial Highlights  ............................................... E-42
      Schedule of Investments & Financial Statements ...................... E-43

EVERGREEN VA PERPETUAL INTERNATIONAL FUND
      Fund at a Glance & Portfolio Manager Interview  ..................... E-50
      Financial Highlights  ............................................... E-54
      Schedule of Investments & Financial Statements ...................... E-55

EVERGREEN VA SPECIAL EQUITY FUND
      Fund at a Glance & Portfolio Manager Interview  ..................... E-67
      Financial Highlights  ............................................... E-70
      Schedule of Investments & Financial Statements ...................... E-71

COMBINED NOTES TO SCHEDULES OF INVESTMENTS ................................ E-81

COMBINED NOTES TO FINANCIAL STATEMENTS .................................... E-82

                             LETTER TO SHAREHOLDERS
                             ----------------------
                                  AUGUST 2000
[PHOTO]
  William M. Ennis
  President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2000.

INTEREST RATE UNCERTAINTY INFLUENCES THE MARKETS

During the past six months, the U.S. markets have experienced significant ups and down. Technology, communications and biotechnology stocks reigned supreme during the first half of the period only to undergo a volatile environment during the latter half of the period. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

During the six-month period the Federal Reserve Board raised short-term interest rates three times. One key question for investors is whether the Federal Reserve Board will be able to negotiate a so-called "soft landing" by increasing interest rates just enough to cool inflation and promote moderate economic growth or whether there will be a more destructive outcome, with a recession and bear market. We continue to lean toward the optimistic view. A pickup in productivity is what typically allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

Despite the recent volatility and the potential effects of interest rate increases in the U.S., we believe investors remain generally positive about the markets and their long-term potential. At Evergreen, we believe these economies are still fundamentally strong and remain cautiously optimistic about continued growth in the markets.

WEBSITE ENHANCEMENTS
Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.




Sincerely,

/s/ William M. Ennis
--------------------------------------
    William M. Ennis
    President and CEO
    Evergreen Investment Company, Inc.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                      FUND AT A GLANCE AS OF JUNE 30, 2000


"WE EMPLOYED THE FUND'S ONGOING STRATEGY OF INVESTING IN LARGE, FUNDAMENTALLY STABLE COMPANIES WITH REASONABLE STOCK VALUATIONS, AND IT HELD UP WELL."

             PORTFOLIO MANAGEMENT
-----------------------------------------
     [PHOTO]                  [PHOTO]
  JOHN DAVENPORT,             RICHARD
      CFA                   SKEPPSTROM
TENURE: MARCH 1998      TENURE: MARCH 1998

     [PHOTO]                  [PHOTO]
    STEVE CERTO             CRAIG DAUER
TENURE: MARCH 1998      TENURE: MARCH 1998

                [PHOTO]
            JAY JORDAN,CFA
           TENURE: MARCH 1998


-------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS(1)
-------------------------------------------------------------------------------
PORTFOLIO INCEPTION DATE:                                  3/3/1998
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
6-month                                                    4.30%
-------------------------------------------------------------------------------
1 year                                                     1.50%
-------------------------------------------------------------------------------
Since Portfolio Inception                                  8.41%
-------------------------------------------------------------------------------
6-month income dividends per share                       $ 0.01
-------------------------------------------------------------------------------
6-month capital gain distributions per share             $ 0.45
-------------------------------------------------------------------------------

                                LONG TERM GROWTH
-------------------------------------------------------------------------------
[GRAPH]

      VA CAPITAL GROWTH FUND    S&P 500    RUSSELL 1000 VALUE    CPI
      ----------------------    -------    ------------------    ---
3/98         $10,000            $10,000         $10,000        $10,000
6/00         $12,066            $14,298         $11,298        $10,582

Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value, and the Consumer Price Index (CPI).

The S&P 500 and the RUSSELL 1000 VALUE are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


(1)Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                          PORTFOLIO MANAGER INTERVIEW


HOW DID THE FUND PERFORM?

Evergreen VA Capital Growth Fund returned 4.30% for the six-month period ended June 30, 2000, surpassing its benchmark, the S&P 500 Index, which returned -0.42% for the same period. For the same period, the Russell 1000 Value Index returned -4.23%. We attribute the strong relative performance to the Fund's conservative investment philosophy, its bias toward quality and lower exposure to the technology sector particularly during March 2000 through May 2000 when the technology sector experienced a sharp correction.


                   PORTFOLIO
                CHARACTERISTICS
              -------------------
               (AS OF 6/30/2000)

Total Net Assets                      $29,951,035
----------------------------------------------------------
Number of Holdings                             39
----------------------------------------------------------
P/E Ratio                                    28.0X
----------------------------------------------------------


WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE PERIOD?

The stock market was filled with emotion and volatility in the first half of 2000. As the year opened, investor speculation that began in 1999 sent stock prices soaring and many valuations to unprecedented levels. The ensuing "wealth effect" of the stock market's rise had fueled both unsustainably strong economic growth and concerns about future inflation. Interest rates were rising; and investors believed the Federal Reserve Board--which began pushing interest rates higher in June 1999--would continue the trend until inflationary pressures were sufficiently cooled.

The roller coaster ride intensified, mid-way through the Fund's fiscal period. Concerns that higher interest rates and slower economic growth would dampen corporate earnings replaced the euphoria that had driven valuations to elevated levels. Investors began to unwind many speculative trades, causing some stock prices to plummet. Technology issues, in particular, corrected sharply. As the period closed, market sentiment had once again reversed course. Signs of slower economic growth caused investors to be optimistic that the Fed might end its string of interest rate hikes and adopt a more neutral monetary policy. With new and growing confidence, the market regained an emotionally charged, highly speculative nature; and technology stocks--with their continued high valuations--resumed market leadership.



           TOP 5 SECTORS
           -------------
(AS A PERCENTAGE OF 6/30/2000 NET ASSETS)


Industrials                            26.6%
----------------------------------------------------------
Consumer Staples                       15.2%
----------------------------------------------------------
Health Care                            13.9%
----------------------------------------------------------
Financials                             13.1%
----------------------------------------------------------
Information Technology                 10.8%
----------------------------------------------------------

HOW DID THIS ENVIRONMENT AFFECT THE FUND'S INVESTMENT STRATEGIES?

We employed the Fund's ongoing strategy of investing in large, fundamentally stable companies with reasonable stock valuations, and it held up well. Several companies, in particular, turned in impressive performances. Tyco International, the Fund's largest position, climbed 22% during the period. The stock rebounded from a slump in the fourth quarter of 1999, which stemmed from an acquisition accounting

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                           PORTFOLIO MANAGER INTERVIEW

controversy. Tyco, itself, requested that the Securities and Exchange Commission
(SEC) look into the matter, and the SEC cleared the company of using any marginal practices. Another holding, Intel Corporation, rose 62% since the beginning of the year. Intel, which was the Fund's only significant position in the so-called high-flying stocks, was one of the market's best-performing larger technology stocks. Further, it carried a reasonable valuation. When other technology stocks were trading at 100 times earnings, Intel was valued at approximately 30 times earnings.

We believed it was a high quality company with strong growth prospects. The health care sector also contributed to the Fund's performance. On the flipside, the Fund was slightly over-weighted in the financial sector, which detracted from performance. Other holdings, such as Masco Corporation and Illinois Tool Works, also limited returns.


           TOP 10 HOLDINGS
           ---------------
(AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Tyco International Ltd.            5.3%
----------------------------------------------------
First Data Corp.                   4.5%
----------------------------------------------------
SYSCO Corp.                        4.5%
----------------------------------------------------
Automatic Data Processing, Inc.    4.3%
----------------------------------------------------
Philip Morris Co., Inc.            4.2%
----------------------------------------------------
Intel Corp.                        4.2%
----------------------------------------------------
Tenet Healthcare Corp.             4.1%
----------------------------------------------------
WorldCom, Inc.                     3.6%
----------------------------------------------------
Kimberly-Clarke Corp.              3.3%
----------------------------------------------------
Sherwin Williams Co.               3.2%
----------------------------------------------------

WHAT IS YOUR OUTLOOK?

We think the environment will be similar to that of the last six months, a lot of volatility with little net change. In our opinion, the Federal Reserve Board is in a "catch-22" position. Clearly, the economy's growth is directly tied to the level of the stock market. We expect stocks to move higher again when investors are convinced the Federal Reserve Board is done raising rates. However, if stocks surge, the Federal Reserve Board will be forced to tighten policy further, which could bring prices down.

Also, investors are anticipating the annual earnings of S&P 500 companies to continue to grow in the 15% to 20% range like they have during the past several quarters. Expectations are exceptionally high for technology companies. We think these expectations are too aggressive and believe earnings could come in lower, especially if the economy slows. That leaves considerable downside risk for some stocks, since many valuations still range from 80 to 100 times earnings. In our opinion, the situation underscores the importance of selecting companies with sound financial fundamentals and reasonable valuations--we think the Fund's more conservative investment strategy will continue to serve its investors well.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 Six Months Ended      Year Ended December 31,
                                                  June 30, 2000     -------------------------------
                                                 (Unaudited) (a)       1999 (a) 1998 (a)(b)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $14.42            $13.58   $12.50
                                                     ======            ======   ======
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                  0.05              0.01     0.03
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on securities        0.55              0.87     1.05
                                                     ------                     ------
-------------------------------------------------------------------------------------------------------
Total from investment operations                       0.60              0.88     1.08
                                                     ------            ------   ------
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
-------------------------------------------------------------------------------------------------------
Net investment income                                 (0.01)            (0.02)       0
-------------------------------------------------------------------------------------------------------
Net realized gains                                    (0.45)            (0.02)       0
                                                     ------            ------   ------
-------------------------------------------------------------------------------------------------------
Total distributions                                   (0.46)            (0.04)       0
                                                     ------            ------   ------
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $14.56            $14.42   $13.58
                                                     ======            ======   ======
-------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                          4.30%             6.50%    8.64%
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)               $29,951           $28,377  $20,142
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses**                                           1.00%+            1.18%    1.05%+
-------------------------------------------------------------------------------------------------------
  Net investment income                                0.73%+            0.06%    0.50%+
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  37%               87%      54%
-------------------------------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Capital Growth Fund, its accounting and performance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
**     Ratio of expenses to average net assets
       includes fee waivers and excludes expense reductions.
+      Annualized.







                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                             SHARES     VALUE
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 6.8%
HOUSEHOLD DURABLES - 2.9%
   Newell Rubbermaid, Inc..................................  34,000    $875,500
                                                                      ------------
MEDIA - 3.0%
   Interpublic Group of Companies, Inc.....................  20,820     895,260
                                                                      ------------
MULTI-LINE RETAIL - 0.9%
   May Department Stores Co................................  10,900     261,600
                                                                      ------------
CONSUMER STAPLES - 15.2%
FOOD & DRUG RETAILING - 7.7%
   Albertsons, Inc.........................................  17,430     579,547
   Kroger Co. * ...........................................  17,000     375,063
   SYSCO Corp..............................................  31,790   1,339,154
                                                                      ------------
                                                                      2,293,764
                                                                      ------------
PERSONAL PRODUCTS - 3.3%
   Kimberly-Clark Corp.....................................  17,200     986,850
                                                                      ------------
TOBACCO - 4.2%
   Philip Morris Cos., Inc.................................  47,350   1,257,734
                                                                      ------------
FINANCIALS - 13.1%
BANKS - 7.3%
   SouthTrust Corp.........................................  23,250     526,031
   Wachovia Corp...........................................   6,600     358,050
   Washington Mutual, Inc..................................  21,948     633,749
   Wells Fargo Co..........................................  17,680     685,100
                                                                      ------------
                                                                      2,202,930
                                                                      ------------
DIVERSIFIED FINANCIALS - 5.8%
   American Express Co.....................................  17,610     917,921
   Federal Home Loan Mortgage Assn.........................   7,000     283,500
   Federal National Mortgage Assn..........................  10,110     527,616
                                                                      ------------
                                                                      1,729,037
                                                                      ------------
HEALTH CARE - 13.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
   Baxter International, Inc...............................   4,500     316,406
   Boston Scientific Corp. *  .............................  13,200     289,575
                                                                      ------------
                                                                        605,981
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES - 4.1%
   Tenet Healthcare Corp. *   .............................  45,410   1,226,070
                                                                      ------------
PHARMACEUTICALS - 7.8%
   American Home Products Corp.............................   7,900     464,125
   Bristol-Myers Squibb Co.   .............................   8,500     495,125
   Johnson & Johnson ......................................   6,130     624,494

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)


                                                                                             SHARES     VALUE

COMMON STOCKS - CONTINUED
HEALTH CARE - CONTINUED
PHARMACEUTICALS - CONTINUED
    Pfizer, Inc...........................................................................     7,600  $  364,800
    Schering-Plough Corp..................................................................     7,500     378,750
                                                                                                     ------------
                                                                                                       2,327,294
                                                                                                     ------------
INDUSTRIALS - 26.6%
AEROSPACE & DEFENSE - 1.8%
    United Technologies Corp..............................................................     9,000     529,875
                                                                                                     ------------
BUILDING PRODUCTS - 1.9%
    Masco Corp............................................................................    30,900     558,131
                                                                                                     ------------
COMMERCIAL SERVICES & SUPPLIES - 11.9%
    Automatic Data Processing, Inc........................................................    24,100   1,290,856
    Computer Sciences Corp. * ............................................................    12,320     920,150
    First Data Corp.......................................................................    27,250   1,352,281
                                                                                                     ------------
                                                                                                       3,563,287
                                                                                                     ------------
INDUSTRIAL CONGLOMERATES - 7.8%
    Danaher Corp..........................................................................    15,400     761,338
    Tyco International, Ltd...............................................................    33,480   1,586,115
                                                                                                     ------------
                                                                                                       2,347,453
                                                                                                     ------------
MACHINERY - 3.1%
    Illinois Tool Works, Inc..............................................................    16,530     942,210
                                                                                                     ------------
ROAD & RAIL - 0.1%
    Werner Enterprises, Inc...............................................................     2,950      34,109
                                                                                                     ------------
INFORMATION TECHNOLOGY - 10.8%
COMPUTERS & PERIPHERALS - 2.6%
    International Business Machines Corp..................................................     7,100     777,894
                                                                                                     ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
    Solectron Corp. * ....................................................................     9,000     376,875
                                                                                                     ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
    Intel Corp............................................................................     9,350   1,249,978
                                                                                                     ------------
SOFTWARE - 2.8%
    Computer Associates International, Inc................................................    16,250     831,797
                                                                                                     ------------
MATERIALS - 3.2%
CHEMICALS - 3.2%
    Sherwin Williams Co...................................................................    45,400     961,912
                                                                                                     ------------
TELECOMMUNICATION SERVICES - 3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
    WorldCom, Inc.........................................................................    23,635   1,084,256
                                                                                                     ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)


                                                                                      SHARES        VALUE
COMMON STOCKS - CONTINUED
UTILITIES - 1.3%
ELECTRIC UTILITIES - 1.3%
    Duke Energy Corp................................................................     6,850   $   386,169
                                                                                                 ------------
           TOTAL COMMON STOCKS (COST $25,182,600) ..................................              28,305,966
                                                                                                 ------------
SHORT-TERM INVESTMENTS - 3.6%
MUTUAL FUND SHARES - 3.6%
    Evergreen Select Money Market Fund
      (Cost $1,068,806) 0 .......................................................... 1,068,806     1,068,806
                                                                                                 ------------
TOTAL INVESTMENTS - (COST $26,251,406) - 98.1% .....................................              29,374,772
OTHER ASSETS AND LIABILITIES - 1.9% ................................................                 576,263
                                                                                                 ------------
NET ASSETS - 100.0% ................................................................             $29,951,035
                                                                                                 ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
ASSETS
  Identified cost of securities ................................    $26,251,406
  Net unrealized gains on securities ...........................      3,123,366
--------------------------------------------------------------------------------
  Market value of securities ...................................     29,374,772
  Receivable for securities sold................................        575,593
  Dividends and interest receivable ............................         49,435
  Deferred organization expenses ...............................          8,958
  Receivable from investment advisor ...........................         21,821
  Prepaid expenses and other assets ............................          8,957
--------------------------------------------------------------------------------
    Total assets................................................     30,039,536
--------------------------------------------------------------------------------
LIABILITIES
  Due to custodian bank ........................................         78,310
  Due to other related parties .................................            246
  Accrued expenses and other liabilities........................          9,945
--------------------------------------------------------------------------------
    Total liabilities ..........................................         88,501
--------------------------------------------------------------------------------
NET ASSETS .....................................................    $29,951,035
================================================================================
NET ASSETS REPRESENTED BY
  Paid-in capital ..............................................    $26,390,875
  Undistributed net investment income ..........................        103,225
  Accumulated net realized gains on securities .................        333,569
  Net unrealized gains on securities ...........................      3,123,366
--------------------------------------------------------------------------------
TOTAL NET ASSETS ...............................................    $29,951,035
================================================================================
SHARES OUTSTANDING .............................................      2,057,615
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ......................................    $     14.56
================================================================================

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ....................................................     $  205,411
  Interest .....................................................         40,288
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ........................................        245,699
--------------------------------------------------------------------------------
EXPENSES
  Advisory fee .................................................        113,340
  Administrative services fees .................................         14,168
  Transfer agent fee ...........................................            235
  Trustees' fees and expenses ..................................            338
  Printing and postage expenses ................................         13,593
  Custodian fee ................................................          4,377
  Professional fees ............................................          5,515
  Organization expenses ........................................          1,761
  Other ........................................................          9,724
--------------------------------------------------------------------------------
    Total expenses .............................................        163,051
    Less: Expense reductions ...................................           (663)
      Fee waivers...............................................        (20,914)
--------------------------------------------------------------------------------
    Net expenses ...............................................        141,474
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME ........................................        104,225
================================================================================
NET REALIZED AND UNREALIZED GAINS ON SECURITIES
  Net realized gains on securities .............................        584,345
--------------------------------------------------------------------------------
  Net change in unrealized gains on securities .................        506,701
--------------------------------------------------------------------------------
  Net realized and unrealized gains on securities ..............      1,091,046
--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $1,195,271
================================================================================

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA CAPITAL GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended
                                                                                   June 30, 2000          Year Ended
                                                                                    (Unaudited)       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income ......................................................      $   104,225           $   13,671
  Net realized gains on securities ...........................................          584,345              680,856
  Net change in unrealized gains on securities ...............................          506,701              835,607
-----------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations .......................        1,195,271            1,530,134
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income ......................................................          (13,710)             (35,194)
  Net realized gains .........................................................         (879,433)             (40,752)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders ......................................         (893,143)             (75,946)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold...................................................        2,817,573           10,355,763
  Payment for shares redeemed ................................................       (2,438,459)          (3,651,247)
  Net asset value of shares issued in reinvestment of distributions ..........          893,143               75,941
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share transactions .....        1,272,257            6,780,457
-----------------------------------------------------------------------------------------------------------------------
       Total increase in net assets...........................................        1,574,385            8,234,645
NET ASSETS
  Beginning of period ........................................................       28,376,650           20,142,005
-----------------------------------------------------------------------------------------------------------------------
END OF PERIOD ................................................................      $29,951,035          $28,376,650
=======================================================================================================================
Undistributed net investment income ..........................................      $   103,225          $    12,710
=======================================================================================================================

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                     FUND AT A GLANCE AS OF JUNE 30, 2000

"IN OUR STOCK-SELECTION PROCESS, WE LOOK FOR
MARKET SECTORS WHERE EARNINGS AND REVENUE GROWTH
RATES ARE IMPROVING."

        PORTFOLIO
        MANAGEMENT
---------------------------

          [PHOTO]
   JEAN C. LEDFORD,CFA
   TENURE: AUGUST 1999


          [PHOTO]
  RICHARD S. WELSH,CFA
   TENURE: AUGUST 1999

(1) Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

U.S. government guarantee apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of June 30, 2000 and subject to change.

---------------------------------------------------------
               PERFORMANCE & RETURNS(1)
---------------------------------------------------------

PORTFOLIO INCEPTION DATE:                        3/1/1996
---------------------------------------------------------
AVERAGE ANNUAL RETURNS
---------------------------------------------------------
6-month                                           -0.99%
---------------------------------------------------------
1 year                                             4.08%
---------------------------------------------------------
Since Portfolio Inception                         14.32%
---------------------------------------------------------
6-month capital gain distributions per share      $0.09
---------------------------------------------------------

---------------------------------------------------------
                  LONG TERM GROWTH
---------------------------------------------------------
                      [GRAPH]

      VA FOUNDATION FUND  LBGCBI    S&P 500      CPI
      ------------------  ------    -------     -----
3/96       $10,000        $10,000   $10,000    $10,000
6/00       $17,855        $12,796   $24,351    $11,060

Comparison of a $10,000 investment in Evergreen VA Foundation Fund(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The S&P 500 and the LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                          PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

Evergreen Foundation Fund had a total return of -0.99% for the six-month period ended June 30, 2000. For the same period, the S&P 500, returned -0.42% and the Lehman Brothers Government/Corporate Bond Index returned 4.18%.

                                   PORTFOLIO
                                CHARACTERISTICS
                                ---------------
                               (AS OF 6/30/2000)


Total Net Assets         $176,320,583
-------------------------------------
Number of Holdings                125
-------------------------------------
P/E Ratio                       39.0x
-------------------------------------

WHAT WERE THE FACTORS THAT MOST INFLUENCED
PERFORMANCE?

In the equity portion of the portfolio, holdings in technology, health care and energy were the largest positive contributors. In technology, where we had a slight over-weighting relative to the S&P 500, we continued to take advantage of increased spending on infrastructure development. Many of our larger technology holdings are global leaders in these areas, and were major contributors to performance.

The Fund's equity weighting in health care was about even with that of the benchmark S&P 500. Our health care investments did very well. One of our top contributors was Pfizer, the result of the merger of two powerful pharmaceutical companies, Warner Lambert and Pfizer. This combined company is benefiting both from strong revenue and earnings growth from an excellent flow of new products into the market. The Fund's health care weighting at the end of the fiscal period totaled 9.0% of net assets. We substantially increased our investments in energy during the six-month period, and these holdings were strong contributors to performance. This sector benefited from increasing economic growth rates throughout the world and rising oil prices. Our investments in oil service companies such as Schlumberger, Halliburton and Baker Hughes all performed well, as did Exxon Mobil, the world's largest integrated energy company and a top holding of the Fund throughout the period. During the six-month period, our emphasis on energy went from an under-weighted position to a significant overweighted position relative to the S&P 500. On June 30, 2000 energy accounted for 6.8% of total net assets.

Lastly, the fixed income portion of the portfolio tended to increase the stability of the overall fund, as we concentrated on those areas of the market where we could find relatively attractive yields without taking undue price risk.

                           TOP 5 SECTORS
                          --------------
             (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)



Information Services & Technology       19.3%
---------------------------------------------
Health Care                              9.0%
---------------------------------------------
Consumer Discretionary                   7.7%
---------------------------------------------
Industrials                              6.9%
---------------------------------------------
Energy                                   6.8%
---------------------------------------------

WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX-MONTH PERIOD?

We remained consistent in our asset allocation, with between 70% and 75% of assets in equities and between 25% and 30% of Fund assets in fixed income. Within the fixed income portion of the portfolio, we concentrated on the high quality portion of the spectrum, emphasizing Treasury securities and AAA-rated corporate bonds from blue chip, industry leaders. In a period of volatility in the fixed income markets,

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                          PORTFOLIO MANAGER INTERVIEW

we tended to invest in bonds where attractive yields compensated for price fluctuations, such as 10-year Treasuries. Duration, or the portfolio's sensitivity to changes in interest rates, remained fairly consistent at about 6 years.

Among the major positions in the equity portfolio, we also remained consistent, with few changes in our top 10 positions, which tended to be established, large-cap industry leaders.

In our stock-selection process, we look for market sectors where earnings and revenue growth rates are improving. We tend to emphasize larger companies with good earnings records, strong managements, and catalysts--such as new product introductions or changes in market opportunities--that give them new growth opportunities. As we entered the period, we were witnessing strong economic growth in the United States and accelerating growth throughout the world. This led us to overweight those areas with the greatest growth from this economic expansion, including technology, energy, capital goods and basic materials. While we had a positive outlook on all these industries, the stock market didn't have confidence in the sustainability of the growth rates in capital goods and basic materials.

In technology, we had our greatest concentrations in global leaders, particularly infrastructure stocks providing the backbones for the internet, networking and communications systems. Major holdings that did well included Nortel Networks, Intel, and Oracle.

                           TOP 10 HOLDINGS
                           ---------------
              (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)


General Electric Co.       3.9%
-------------------------------
Intel Corp.                3.4%
-------------------------------
Cisco Systems, Inc.        2.4%
-------------------------------
Exxon Mobil Corp.          2.1%
-------------------------------
Pfizer, Inc.               2.1%
-------------------------------
Nortel Networks Corp.      1.8%
-------------------------------
Wal-Mart Stores, Inc.      1.7%
-------------------------------
Johnson & Johnson          1.6%
-------------------------------
Sun Microsystems, Inc.     1.3%
-------------------------------
Time Warner, Inc.          1.3%
-------------------------------


WHAT IS YOUR OUTLOOK?

We intend to remain consistent in our approach to managing this balanced fund. In the equity portion of the portfolio, we plan to concentrate on large-cap companies with growth, or the potential for growth, in both revenues and earnings. In the fixed income portion of the portfolio, we intend to maintain an emphasis on capital preservation and income through high quality investments.

We expect a continuation of the more recent trends that have favored the technology, health care and energy industries. Each of these areas has surpassed even the most optimistic forecasts of a year ago, as they have shown remarkable resilience in their earnings as the U.S. economy has shown continued strength and the foreign markets have accelerated in growth.

In the second half of the year, market opportunities will depend upon corporate profitability and the level of interest rates. We believe we are experiencing a long-term, secular increase in economic productivity, corporate profitability and improving returns on financial assets. Investments in companies with sustainable underlying earnings and revenue growth should continue to be rewarded.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                            FINANCIAL HIGHLIGHTS
              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       Six Months Ended           Year Ended December 31,
                                        June 30, 2000   ---------------------------------------
                                         (Unaudited)       1999   1998 #   1997 #  1996 (a) #
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  15.70     $  14.47 $ 13.54  $ 11.31  $ 10.00
                                            =======      =======  ======   ======   ======
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                          0.11         0.28    0.35     0.26     0.16
-----------------------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities                         (0.26)        1.27    1.07     2.86     1.37
                                            -------      -------  ------   ------   ------
-----------------------------------------------------------------------------------------------
Total from investment operations              (0.15)        1.55    1.42     3.12     1.53
                                            -------      -------  ------   ------   ------
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                             0        (0.28)  (0.26)   (0.24)   (0.16)
-----------------------------------------------------------------------------------------------
Net realized gains                            (0.09)       (0.04)  (0.23)   (0.65)   (0.06)
                                            -------      -------  ------   ------   ------
-----------------------------------------------------------------------------------------------
Total distributions                           (0.09)       (0.32)  (0.49)   (0.89)   (0.22)
                                            -------      -------  ------   ------   ------
NET ASSET VALUE, END OF PERIOD             $  15.46     $  15.70 $ 14.47  $ 13.54  $ 11.31
                                            =======      =======  ======   ======   ======
-----------------------------------------------------------------------------------------------
TOTAL RETURN*                                 (0.99%)      10.64%  10.56%   27.80%   15.30%

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (thousands)      $176,321     $145,566 $78,371  $31,840  $15,812
-----------------------------------------------------------------------------------------------
Ratios to average net assets
-----------------------------------------------------------------------------------------------
Expenses**                                     0.95%+       0.95%   1.00%    1.01%    1.00%+
-----------------------------------------------------------------------------------------------
Net investment income                          1.57%+       2.29%   2.44%    2.15%    2.70%+
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          47%          77%     10%      26%      12%
-----------------------------------------------------------------------------------------------

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+  Annualized.
# Net investment income is based on average shares outstanding during the period.

                    SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                           SCHEDULE OF INVESTMENTS
                          JUNE 30, 2000 (UNAUDITED)

                                                                             SHARES      VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 64.9%
CONSUMER DISCRETIONARY - 7.1%
HOTELS, RESTAURANTS & LEISURE - 0.7%
  McDonald's Corp...........................................................  39,420   $1,298,396
                                                                                       ----------
MEDIA - 3.9%
  Clear Channel Communications, Inc. * .....................................   8,400      630,000
  Disney (Walt) Co..........................................................  42,200    1,637,887
  Echostar Communications Corp., Class A ...................................  11,500      380,758
  Seagram Co., Ltd..........................................................   9,800      568,400
  Time Warner, Inc..........................................................  29,300    2,226,800
  Viacom, Inc., Class B.....................................................  22,090    1,506,262
                                                                                       ----------
                                                                                        6,950,107
                                                                                       ----------
MULTI-LINE RETAIL - 2.1%
  Kohl's Corp. * ...........................................................  12,800      712,000
  Wal-Mart Stores, Inc......................................................  50,830    2,929,079
                                                                                       ----------
                                                                                        3,641,079
                                                                                       ----------
SPECIALTY RETAIL - 0.4%
  Home Depot, Inc...........................................................  14,285      713,357
                                                                                       ----------
CONSUMER STAPLES - 5.2%
BEVERAGES - 2.0%
  Anheuser Busch Cos., Inc..................................................  15,600    1,165,125
  Coca Cola Co..............................................................  11,300      649,044
  Pepsico, Inc..............................................................  37,140    1,650,408
                                                                                       ----------
                                                                                        3,464,577
                                                                                       ----------
FOOD & DRUG RETAILING - 1.5%
  Albertsons, Inc...........................................................  14,500      482,125
  CVS Corp..................................................................  13,600      544,000
  Kroger Co. * .............................................................  22,800      503,025
  Safeway, Inc. * ..........................................................  10,200      460,275
  Walgreen Co...............................................................  20,700      666,281
                                                                                       ----------
                                                                                        2,655,706
                                                                                       ----------
FOOD PRODUCTS - 0.3%
  Quaker Oats Co............................................................   8,300      623,538
                                                                                       ----------
PERSONAL PRODUCTS - 1.2%
  Avon Products, Inc........................................................  18,500      823,250
  Clorox Co.................................................................   8,600      385,388
  Kimberly-Clark Corp.......................................................  11,800      677,025
  The Estee Lauder Cos., Inc., Class A .....................................   5,100      252,131
                                                                                       ----------
                                                                                        2,137,794
                                                                                       ----------
TOBACCO - 0.2%
Philip Morris Cos., Inc.....................................................  12,300      326,719
                                                                                       ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                                             SHARES      VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
ENERGY - 6.8%
ENERGY EQUIPMENT & SERVICES - 1.5%
  Baker Hughes, Inc.........................................................  26,700  $  854,400
  Diamond Offshore Drilling, Inc............................................   6,200     217,775
  Halliburton Co............................................................   6,200     292,563
  Schlumberger, Ltd.........................................................  13,200     985,050
  Transocean Sedco Forex, Inc...............................................   6,400     342,000
                                                                                       ----------
                                                                                       2,691,788
                                                                                       ----------
OIL & GAS - 5.3%
  Anadarko Petroleum Corp...................................................  10,000     493,125
  Apache Corp...............................................................   6,800     399,925
  Burlington Resources, Inc.................................................  15,000     573,750
  Chevron Corp..............................................................  12,580   1,066,941
  Conoco, Inc., Class B.....................................................  27,800     682,838
  Exxon Mobil Corp..........................................................  47,941   3,763,368
  Royal Dutch Petroleum Co..................................................  22,300   1,372,844
  Texaco, Inc...............................................................  12,200     649,650
  Unocal Corp...............................................................  10,600     351,125
                                                                                       ----------
                                                                                       9,353,566
                                                                                       ----------
FINANCIALS - 5.2%
BANKS - 1.4%
  Bank of America Corp......................................................  22,540     969,220
  FleetBoston Financial Corp................................................  18,900     642,600
  PNC Financial Services Group .............................................   6,500     304,687
  State Street Corp.........................................................   2,800     296,975
  The Bank of New York Co., Inc.............................................   7,100     330,150
                                                                                       ----------
                                                                                       2,543,632
                                                                                       ----------
DIVERSIFIED FINANCIALS - 2.1%
  American Express Co.......................................................  11,580     603,607
  Citigroup, Inc............................................................  36,300   2,187,075
  Federal National Mortgage Assn............................................  10,500     547,969
  Schwab (Charles) & Co., Inc...............................................   8,100     272,363
                                                                                       ----------
                                                                                       3,611,014
                                                                                       ----------
INSURANCE - 1.7%
  Allstate Corp.............................................................  10,100     224,725
  American International Group, Inc.........................................  18,850   2,214,875
  Chubb Corp................................................................   4,600     282,900
  Progressive Corp..........................................................   4,000     296,000
                                                                                       ----------
                                                                                       3,018,500
                                                                                       ----------
HEALTH CARE - 9.0%
BIOTECHNOLOGY - 0.4%
Amgen, Inc. * ..............................................................  10,200     716,550
                                                                                       ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         EVERGREEN VA FOUNDATION FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                                             SHARES      VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
HEALTH CARE - CONTINUED
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
  Baxter International, Inc.................................................   8,400 $   590,625
  Biomet, Inc...............................................................   8,900     342,094
  Guidant Corp. * ..........................................................  17,000     841,500
  Medtronic, Inc............................................................  23,830   1,187,032
                                                                                       ----------
                                                                                       2,961,251
                                                                                       ----------
HEALTH CARE PROVIDERS & SERVICES - 0.5%
  HCA-The Healthcare Corp...................................................  16,900     513,337
  Tenet Healthcare Corp. * .................................................  14,000     378,000
                                                                                       ----------
                                                                                         891,337
                                                                                       ----------
PHARMACEUTICALS - 6.4%
  Abbott Laboratories ......................................................  27,300   1,216,556
  American Home Products Corp...............................................  25,600   1,504,000
  Bristol-Myers Squibb Co...................................................  10,800     629,100
  Johnson & Johnson ........................................................  26,800   2,730,250
  Pfizer, Inc...............................................................  75,450   3,621,600
  Pharmacia Corp............................................................  13,386     691,889
  Schering-Plough Corp......................................................  17,600     888,800
                                                                                       ----------
                                                                                      11,282,195
                                                                                       ----------
INDUSTRIALS - 6.9%
AEROSPACE & DEFENSE - 0.7%
  General Motors Corp., Class H *...........................................   5,800     508,950
  United Technologies Corp..................................................  10,400     612,300
                                                                                       ----------
                                                                                       1,121,250
                                                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 0.5%
  Automatic Data Processing, Inc............................................  12,000     642,750
  Pitney Bowes, Inc.........................................................   6,500     260,000
                                                                                       ----------
                                                                                         902,750
                                                                                       ----------
INDUSTRIAL CONGLOMERATES - 5.3%
  General Electric Co....................................................... 129,400   6,858,200
  Honeywell International, Inc..............................................  17,650     594,584
  Minnesota Mining & Manufacturing Co.......................................   9,000     742,500
  Tyco International, Ltd...................................................  23,900   1,132,263
                                                                                       ----------
                                                                                       9,327,547
                                                                                       ----------
MACHINERY - 0.4%
Illinois Tool Works, Inc....................................................   6,600     376,200
Ingersoll Rand Co...........................................................   9,300     374,325
                                                                                       ----------
                                                                                         750,525
                                                                                       ----------

                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                    SCHEDULE OF INVESTMENTS (CONTINUED)
                          JUNE 30, 2000 (UNAUDITED)


                                                       Shares            Value
---------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - 19.2%
COMMUNICATIONS EQUIPMENT - 6.2%
   Cisco Systems, Inc.* . . . . . . . . . . . . . .    66,950        $  4,255,509
   Corning, Inc.  . . . . . . . . . . . . . . . . .     3,200             863,600
   Lucent Technologies, Inc.  . . . . . . . . . . .    31,400           1,860,450
   Nokia Corp., ADR   . . . . . . . . . . . . . . .    17,040             850,935
   Nortel Networks Corp.  . . . . . . . . . . . . .    46,000           3,139,500
                                                                     ------------
                                                                       10,969,994
                                                                     ------------
COMPUTERS & PERIPHERALS - 3.9%
   EMC Corp.* . . . . . . . . . . . . . . . . . . .    25,000           1,923,437
   Hewlett-Packard Co.  . . . . . . . . . . . . . .     8,900           1,111,388
   International Business Machines Corp.  . . . . .    14,000           1,533,875
   Sun Microsystems, Inc.*  . . . . . . . . . . . .    24,620           2,238,881
                                                                     ------------
                                                                        6,807,581
                                                                     ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
   Agilent Technologies, Inc.   . . . . . . . . . .     3,737             275,604
                                                                     ------------
INTERNET SOFTWARE & SERVICES - 0.9%
   America Online, Inc.*  . . . . . . . . . . . . .    23,340           1,231,185
   Yahoo!, Inc.*  . . . . . . . . . . . . . . . . .     2,900             359,238
                                                                     ------------
                                                                        1,590,423
                                                                     ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.8%
   Applied Materials, Inc.* . . . . . . . . . . . .    11,680           1,058,500
   Intel Corp.  . . . . . . . . . . . . . . . . . .    44,600           5,962,462
   LSI Logic Corp.* . . . . . . . . . . . . . . . .     5,800             313,925
   Micron Technology, Inc.  . . . . . . . . . . . .    11,300             995,106
   Teradyne, Inc. * . . . . . . . . . . . . . . . .     7,200             529,200
   Texas Instruments, Inc.  . . . . . . . . . . . .    19,800           1,360,013
                                                                     ------------
                                                                       10,219,206
                                                                     ------------
SOFTWARE - 2.3%
   Computer Associates International, Inc.  . . . .     7,600             389,025
   Microsoft Corp. *. . . . . . . . . . . . . . . .    17,300           1,384,000
   Oracle Systems Corp. * . . . . . . . . . . . . .    26,400           2,219,250
                                                                     ------------
                                                                        3,992,275
                                                                     ------------
MATERIALS - 1.0%
CHEMICALS - 0.8%
   Dow Chemical Co. . . . . . . . . . . . . . . . .     9,600             289,800
   DuPont (E.I.) De Nemours & Co. . . . . . . . . .    13,790             603,313
   PPG Industries, Inc. . . . . . . . . . . . . . .     8,900             394,381
   Union Carbide Corp.  . . . . . . . . . . . . . .     3,600             178,200
                                                                     ------------
                                                                        1,465,694
                                                                     ------------
PAPER & FOREST PRODUCTS - 0.2%
   Bowater, Inc.  . . . . . . . . . . . . . . . . .     5,400             238,275
                                                                     ------------


                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                    SCHEDULE OF INVESTMENTS (CONTINUED)
                          JUNE 30, 2000 (UNAUDITED)


                                                       Shares            Value
---------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
TELECOMMUNICATION SERVICES - 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
   Bell Atlantic Corp.  . . . . . . . . . . . . . .    15,500        $    787,594
   GTE Corp.  . . . . . . . . . . . . . . . . . . .    12,400             771,900
   SBC Communications, Inc. . . . . . . . . . . . .    16,800             726,600
   Sprint Corp. . . . . . . . . . . . . . . . . . .    30,000           1,530,000
   U.S. West, Inc.  . . . . . . . . . . . . . . . .     6,900             591,675
   WorldCom, Inc. . . . . . . . . . . . . . . . . .    16,600             761,525
                                                                     ------------
                                                                        5,169,294
                                                                     ------------
WIRELESS TELECOMMUNICATIONS SERVICES - 0.5%
   Nextel Communications, Inc., Class A*  . . . . .     6,800             416,075
   Sprint Corp. (PCS Group), Ser. 1*  . . . . . . .     8,600             511,700
                                                                     ------------
                                                                          927,775
                                                                     ------------
UTILITIES - 1.0%
ELECTRIC UTILITIES - 0.4%
   Duke Energy Corp.  . . . . . . . . . . . . . . .     4,400             248,050
   Southern Co. . . . . . . . . . . . . . . . . . .    21,300             496,556
                                                                     ------------
                                                                          744,606
                                                                     ------------
GAS UTILITIES - 0.6%
   Enron Corp.  . . . . . . . . . . . . . . . . . .    14,800             954,600
                                                                     ------------
      TOTAL COMMON STOCKS (COST $98,490,592). . . .                   114,338,505
                                                                     ------------



                                                         Principal
                                                           Amount               Value
---------------------------------------------------------------------------------------
CORPORATE BONDS - 0.7%
CONSUMER DISCRETIONARY - 0.6%
MULTI-LINE RETAIL - 0.6%
   Wal-Mart Stores, Inc., 6.875%, 08/10/2009  . . . . .  $1,000,000             980,360
                                                                           ------------
INFORMATION TECHNOLOGY - 0.1%
COMMUNICATIONS EQUIPMENT - 0.1%
   Lucent Technologies, Inc., 6.90%, 07/15/2001 . . . .     250,000             250,586
                                                                           ------------
         TOTAL CORPORATE BONDS (COST $1,248,362)  . . .                       1,230,946
                                                                           ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
   FNMA, 5.125%, 02/13/2004 (cost $2,837,843) . . . . .   3,000,000           2,820,762
                                                                           ------------
U.S. TREASURY OBLIGATIONS - 26.7%
   U.S. Treasury Bonds:
      6.00%, 02/15/2026 . . . . . . . . . . . . . . . .   3,000,000           2,933,439
      7.125%, 02/15/2023  . . . . . . . . . . . . . . .   3,000,000           3,329,064
      7.25%, 05/15/2016 . . . . . . . . . . . . . . . .   6,300,000           6,933,938
   U.S. Treasury Notes:
      5.50%, 05/15/2009 . . . . . . . . . . . . . . . .   6,000,000           5,739,378
      5.875%, 09/30/2002 - 11/15/2005 . . . . . . . . .   8,500,000           8,367,813


                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                    SCHEDULE OF INVESTMENTS (CONTINUED)
                          JUNE 30, 2000 (UNAUDITED)


                                                         Principal
                                                           Amount               Value
---------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
U.S. TREASURY OBLIGATIONS - CONTINUED
   U.S. Treasury Notes - continued
      6.125%, 08/15/2007 . . . . . . . . . . . . . . .  $ 6,000,000        $  5,966,250
      6.50%, 08/15/2005 - 02/15/2010 . . . . . . . . .   13,500,000          13,800,003
                                                                           ------------
         TOTAL U.S. TREASURY OBLIGATIONS
            (COST $46,694,686) . . . . . . . . . . . .                       47,069,885
                                                                           ------------


                                                           Shares
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.4%
MUTUAL FUND SHARES - 5.4%
   Evergreen Select Money Market Fund
      (cost $9,557,598) 0  . . . . . . . . . . . . . .    9,557,598           9,557,598
                                                                           ------------
TOTAL INVESTMENTS - (COST $158,829,081) - 99.3%  . . .                      175,017,696
OTHER ASSETS AND LIABILITIES - 0.7%  . . . . . . . . .                        1,302,887
                                                                           ------------
NET ASSETS - 100.0%  . . . . . . . . . . . . . . . . .                     $176,320,583
                                                                           ------------


               SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.

                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                          JUNE 30, 2000 (UNAUDITED)


---------------------------------------------------------------------------------------
ASSETS
   Identified cost of securities. . . . . . . . . . . . . . . . . . . .   $158,829,081
   Net unrealized gains on securities . . . . . . . . . . . . . . . . .     16,188,615
---------------------------------------------------------------------------------------
   Market value of securities . . . . . . . . . . . . . . . . . . . . .    175,017,696
   Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        118,931
   Receivable for securities sold . . . . . . . . . . . . . . . . . . .        564,455
   Receivable for fund shares sold  . . . . . . . . . . . . . . . . . .        234,871
   Dividends and interest receivable  . . . . . . . . . . . . . . . . .        975,172
   Deferred organization expenses . . . . . . . . . . . . . . . . . . .          2,854
---------------------------------------------------------------------------------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . .    176,913,979
---------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased . . . . . . . . . . . . . . . . . .        528,479
   Advisory fee payable . . . . . . . . . . . . . . . . . . . . . . . .         10,670
   Due to other related parties . . . . . . . . . . . . . . . . . . . .          1,440
   Accrued expenses and other liabilities . . . . . . . . . . . . . . .         52,807
---------------------------------------------------------------------------------------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .        593,396
---------------------------------------------------------------------------------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $176,320,583
=======================================================================================
NET ASSETS REPRESENTED BY
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . .   $160,416,407
   Undistributed net investment income  . . . . . . . . . . . . . . . .      1,201,431
   Accumulated net realized losses on securities  . . . . . . . . . . .     (1,485,870)
   Net unrealized gains on securities . . . . . . . . . . . . . . . . .     16,188,615
---------------------------------------------------------------------------------------
TOTAL NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   $176,320,583
=======================================================================================
SHARES OUTSTANDING  . . . . . . . . . . . . . . . . . . . . . . . . . .     11,406,477
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . .   $      15.46
=======================================================================================


               SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.

                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                          STATEMENT OF OPERATIONS
                         JUNE 30, 2000 (UNAUDITED)


---------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $3,714) . . . . . . .    $   452,450
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,472,431
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . .      1,924,881
---------------------------------------------------------------------------------------
EXPENSES
   Advisory fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .        582,877
   Administrative services fees . . . . . . . . . . . . . . . . . . . .         77,536
   Transfer agent fee . . . . . . . . . . . . . . . . . . . . . . . . .            191
   Trustees' fees and expenses  . . . . . . . . . . . . . . . . . . . .          1,534
   Printing and postage expenses  . . . . . . . . . . . . . . . . . . .         10,282
   Custodian fee  . . . . . . . . . . . . . . . . . . . . . . . . . . .         37,923
   Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . .         13,142
   Organization expenses  . . . . . . . . . . . . . . . . . . . . . . .          2,184
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,568
---------------------------------------------------------------------------------------
      Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . .        735,237
      Less: Expense reductions  . . . . . . . . . . . . . . . . . . . .        (18,385)
---------------------------------------------------------------------------------------
      Net expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .        716,852
---------------------------------------------------------------------------------------
   NET INVESTMENT INCOME  . . . . . . . . . . . . . . . . . . . . . . .      1,208,029
=======================================================================================
NET REALIZED AND UNREALIZED LOSSES ON SECURITIES
   Net realized losses on securities  . . . . . . . . . . . . . . . . .     (1,473,127)
---------------------------------------------------------------------------------------
   Net change in unrealized losses on securities  . . . . . . . . . . .     (1,134,834)
---------------------------------------------------------------------------------------
   Net realized and unrealized losses on securities . . . . . . . . . .     (2,607,961)
---------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . .    $(1,399,932)
=======================================================================================


               SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.

                      EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA FOUNDATION FUND
                      STATEMENT OF CHANGES IN NET ASSETS


                                                         Six Months Ended
                                                           June 30, 2000            Year Ended
                                                            (Unaudited)          December 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income . . . . . . . . . . . . . . . .   $  1,208,029           $  2,545,865
   Net realized gains or losses on securities  . . . . .     (1,473,127)               806,824
   Net change in unrealized gains or losses on
      securities . . . . . . . . . . . . . . . . . . . .     (1,134,834)             9,352,295
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations . . . . . . . . . . . . . . . .     (1,399,932)            12,704,984
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income . . . . . . . . . . . . . . . .              0             (2,526,366)
   Net realized gains  . . . . . . . . . . . . . . . . .       (886,673)              (227,108)
--------------------------------------------------------------------------------------------------
      Total distributions to shareholders  . . . . . . .       (886,673)            (2,753,474)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold . . . . . . . . . . . . . .     34,375,963             57,697,868
   Payment for shares redeemed . . . . . . . . . . . . .     (2,221,823)            (3,207,434)
   Net asset value of shares issued in reinvestment
      of distributions . . . . . . . . . . . . . . . . .        886,673              2,753,474
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         capital share transactions  . . . . . . . . . .     33,040,813             57,243,908
--------------------------------------------------------------------------------------------------
         Total increase in net assets  . . . . . . . . .     30,754,208             67,195,418
NET ASSETS
   Beginning of period . . . . . . . . . . . . . . . . .    145,566,375             78,370,957
--------------------------------------------------------------------------------------------------
   END OF PERIOD . . . . . . . . . . . . . . . . . . . .   $176,320,583           $145,566,375
==================================================================================================
Undistributed (overdistributed) net investment
   income  . . . . . . . . . . . . . . . . . . . . . . .   $  1,201,431           $     (6,598)
==================================================================================================


               SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.

                      EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA GROWTH FUND
                    FUND AT A GLANCE AS OF JUNE 30, 2000

"WE ARE WATCHING THE FINANCIAL SECTOR CLOSELY. FINANCIAL STOCKS HAVE BEEN SIGNIFICANTLY OUT OF FAVOR, AND THE FUND HAS BEEN SUBSTANTIALLY UNDER-WEIGHTED THERE."


                            PORTFOLIO MANAGEMENT
            -------------------------------------------------

                   [PHOTO]                     [PHOTO]
                TED PRICE,CFA             LINDA ZIGLER,CFA
              TENURE: MARCH 1998         TENURE: MARCH 1998



                                 [PHOTO]
                            JEFF DRUMMOND,CFA
                            TENURE: MARCH 1998

(1)Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

--------------------------------------------
         PERFORMANCE & RETURNS(1)
--------------------------------------------
PORTFOLIO INCEPTION DATE            3/3/1998
--------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------
6-month                               25.45%
--------------------------------------------
1 year                                60.91%
--------------------------------------------
Since Portfolio Inception             15.35%
--------------------------------------------

--------------------------------------------
             LONG TERM GROWTH
--------------------------------------------

[GRAPH]


                       3/98          6/00
VA Growth Fund        $10,000       $13,941
Russell 2000          $10,000       $11,519
CPI                   $10,000       $10,582


Comparison of a $10,000 investment in Evergreen VA Growth Fund(1) versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The RUSSELL 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Investment return and net asset value will fluctuate so an investor's shares when redeemed may be worth more or less than the original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investments techniques.

All data is as of June 30, 2000 and subject to change.

                      EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA GROWTH FUND
                        PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

For the six-month period ended June 30, 2000, Evergreen VA Growth Fund had a return of 25.45%, outperforming its benchmark, the Russell 2000 Index, which returned 3.04% for the same period.


                         PORTFOLIO CHARACTERISTICS
                         -------------------------
                             (AS OF 6/30/2000)
Total Net Assets                                          $21,605,927
---------------------------------------------------------------------
Number of Holdings                                                148
---------------------------------------------------------------------
P/E Ratio                                                       29.5x
---------------------------------------------------------------------


WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

Unlike 1999, when momentum drove the market, the first half of 2000 has been more of a stock-pickers market. The Fund advanced very strongly in the first quarter, surpassing the Russell 2000, and declined less than its benchmark in the second quarter. Aiding our performance were good picks in technology, especially telecommunications equipment, and also in health care.

After the first quarter strength in technology stocks, we trimmed our position fairly substantially. At the highest point, 48% of the portfolio was invested in technology, including telecommunications. We cut back that percentage to the high-30% level. This action worked to the Fund's benefit as the sector subsequently collapsed. We used that opportunity to increase technology holdings. At the end of the second quarter, technology stocks had accelerated, and we reduced the Fund's total return performance. Several concerns have arisen in the technology sector. The business-to-business industry has largely collapsed, and there has been a significant slowing in the rate in the growth of cellular handsets. These factors likely point to the importance of careful stock selection in the months ahead.

Among the top holdings in the fund which have been good performers was Benchmark Electronics. Benchmark is a technology outsourcer that provides manufacturing services to original equipment manufacturers in the telecommunications, computer and peripheral business, as well as high-end audiovisual businesses; and Parlax Corp., which manufactures custom electronic components including flexible printed circuits. Sales and earnings have accelerated rapidly for both companies, and rising backlog point to potentially continuing rapid gains.

There were no fundamental changes in the health care industry from 1999, when the Fund's holdings detracted from performance. We are roughly equally weighted in health care to the Russell 2000 Growth Index, and within that broad category, are overweighted in pharmaceuticals and health care services. However, we are under-weighted in biotechnology relative to the Russell 2000 because it is difficult to find good companies that meet our criteria. Including Affymetrix and Alkermes, we do own about ten biotechnology companies.

The portfolio is also over-weighted in capital goods companies. This sector includes telecommunications equipment companies that install the services. On the energy side, these firms produce parts for offshore rigs and natural gas turbine and lease and service HP compression engines.

                      EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA GROWTH FUND
                        PORTFOLIO MANAGER INTERVIEW


                               TOP 5 SECTORS
                              ---------------
                (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Information Technology                                        31.2%
-------------------------------------------------------------------
Industrials                                                   22.4%
-------------------------------------------------------------------
Health Care                                                   14.5%
-------------------------------------------------------------------
Consumer Discretionary                                        10.6%
-------------------------------------------------------------------
Energy                                                         8.4%
-------------------------------------------------------------------


DESCRIBE THE STRATEGY OF THE FUND?

The portfolio contains about 150 stocks, and we maintain individual stock weightings below 2% of total assets. We have learned over many years not to take big positions, but rather to spread them out. Our team of five portfolio managers has worked together since 1990: One of the key selling points for the Fund.

We believe the outlook for energy equities is favorable. The fundamentals of the industry indicate that energy supplies will stay very tight for this year and probably next; natural gas, in particular, will be in very short supply. Hence, we continue to be overweighted in energy. Two of our larger holdings in this area are Hanover Compressor, one of the largest lessors and servicers of high-pressure gas compression equipment, principally for the oil and natural gas industry, and Shaw Group, a manufacturer of piping for turbines. Shaw's sales, earnings, and backlog are benefiting from the huge demand for natural gas-fired utility plants.

We also have focused on sectors of the transportation industry that are not affected by the cost of fuel, which we predict will remain high. The Fund owns regional airlines such as Atlantic Coast and Skywest, which are largely contract airlines: i.e., they are paid to fly. We have purchased freight forwarders because they are non-asset based shipping companies. Thus, they do not own the ships, planes, or trucks, and are not impacted by the cost of fuel.

We are watching the financial sector closely. Financial stocks have been out of favor over the past several years, and the Fund has been substantially under-weighted in this sector. Two small banks and one insurance company are in the portfolio, but there is no exposure to financial services. However, once the Federal Reserve Board drops interest rates, this could be an area that appreciates rapidly.


                              TOP 10 HOLDINGS
                           ---------------------
                (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Benchmark Electronics, Inc.                                      1.8%
---------------------------------------------------------------------
Hanover Compressor Co.                                           1.8%
---------------------------------------------------------------------
Parlex Corp.                                                     1.6%
---------------------------------------------------------------------
C & D Technologies                                               1.6%
---------------------------------------------------------------------
Shaw Group, Inc.                                                 1.5%
---------------------------------------------------------------------
Sipex Corp.                                                      1.5%
---------------------------------------------------------------------
CSG Systems International, Inc.                                  1.4%
---------------------------------------------------------------------
Kent Electronics Corp.                                           1.3%
---------------------------------------------------------------------
Dendrite International, Inc.                                     1.3%
---------------------------------------------------------------------
Core Laboratories, NV                                            1.3%
---------------------------------------------------------------------


WHAT IS YOUR OUTLOOK?

It appears that the Federal Reserve Board has been successful in slowing the economy. We do not expect a slowdown to impact our holdings too much, because they are growing due to demand for unique products. We are staying in close touch with managements to monitor growth prospects.

                      EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA GROWTH FUND
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             Six Months Ended
                                               June 30, 2000        Year Ended December 31,
                                                                 ------------------------------
                                              (Unaudited) (a)    1999 (a)          1998 (a) (b)
NET ASSET VALUE, BEGINNING OF PERIOD              $ 13.87       $ 11.46              $ 12.50
                                                  =======       =======              =======
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (0.01)        (0.07)                0.02
-----------------------------------------------------------------------------------------------
Net realized and unrealized gains or
   losses on securities                              3.54          2.50                (1.06)
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.53          2.43                (1.04)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME                                    0         (0.02)                   0
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 17.40       $ 13.87              $ 11.46
                                                  =======       =======              =======
-----------------------------------------------------------------------------------------------
TOTAL RETURN*                                       25.45%        21.21%               (8.32)%
-----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (thousands)             $21,606       $15,888              $11,064
-----------------------------------------------------------------------------------------------
Ratios to average net assets
-----------------------------------------------------------------------------------------------
   Expenses**                                        0.54%+        1.33%                0.97%+
-----------------------------------------------------------------------------------------------
   Net investment income (loss)                     (0.01%)+      (0.67%)               0.44%+
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                80%          143%                  62%
-----------------------------------------------------------------------------------------------


(a) Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of
    Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                 SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)




                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 10.6%
DISTRIBUTORS - 3.3%
    Black Box Corp. * ........................................................        1,650            $   130,633
    Kent Electronics Corp. * .................................................        9,350                278,747
    Metron Tech * ............................................................       11,500                145,008
    SCP Pool Corp. * .........................................................        7,050                165,675
                                                                                                       -----------
                                                                                                           720,063
                                                                                                       -----------
HOTELS, RESTAURANTS & LEISURE - 1.3%
    Applebee's International, Inc. ...........................................        3,700                112,156
    Ruby Tuesday, Inc. .......................................................       13,200                165,825
                                                                                                       -----------
                                                                                                           277,981
                                                                                                       -----------
INTERNET & CATALOG RETAIL - 0.3%
    Polymedica Corp. * .......................................................        1,250                 54,063
                                                                                                       -----------
LEISURE EQUIPMENT & PRODUCTS - 0.4%
    Jakks Pacific, Inc. * ....................................................        5,725                 84,444
                                                                                                       -----------
MEDIA - 2.2%
    Cox Radio, Inc. Class A * ................................................        4,800                134,400
    Imax Corp. * .............................................................        6,150                139,912
    Radio One, Inc., Class A * ...............................................        1,600                 47,300
    Radio One, Inc., Non-Voting Class D * ....................................        3,350                 73,909
    World Wrestling Federation Entertainment, Inc. * .........................        3,650                 75,966
                                                                                                       -----------
                                                                                                           471,487
                                                                                                       -----------

MULTI-LINE RETAIL - 1.1%
    Dollar Tree Stores, Inc. * ...............................................        2,925                115,720
    Family Dollar Stores, Inc. ...............................................        6,650                130,091
                                                                                                       -----------
                                                                                                           245,811
                                                                                                       -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
    Actel Corp. * ............................................................        4,900                223,563
                                                                                                       -----------

SPECIALTY RETAIL - 1.0%
    Linens 'n Things, Inc. * .................................................        3,300                 89,512
    Men's Wearhouse, Inc. * ..................................................        6,050                134,991
                                                                                                       -----------
                                                                                                           224,503
                                                                                                       -----------

CONSUMER STAPLES - 0.1%
FOOD PRODUCTS - 0.1%
    NBTY, Inc. * .............................................................        4,050                 25,819
                                                                                                       -----------

ENERGY - 8 .4%
ENERGY EQUIPMENT & SERVICES - 7.3%
    Core Laboratories NV * ...................................................        9,500                275,500
    Global Industries, Ltd. * ................................................       10,650                201,019
    Gulf Islands Fabrication, Inc. * .........................................       10,650                181,050
    Hanover Compressor Co. * .................................................       10,000                380,000

                                                                               E-29


                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)



                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
ENERGY - CONTINUED
ENERGY EQUIPMENT & SERVICES - CONTINUED
    Precision Drilling Corp. * ..............................................        5,100             $   196,988
    Pride International, Inc. * .............................................        9,850                 243,787
    Varco International, Inc. * .............................................        3,900                  90,675
                                                                                                       -----------
                                                                                                         1,569,019
                                                                                                       -----------

OIL & GAS - 1.1%
    Louis Dreyfus Natural Gas Corp. * .......................................        3,950                 123,684
    St. Mary Land & Exploration Co. * .......................................        2,900                 121,981
                                                                                                       -----------
                                                                                                           245,665
                                                                                                       -----------

FINANCIALS - 2.8%
BANKS - 1.1%
    Commerce Bancorp, Inc. ..................................................        2,855                 131,330
    National Commerce Bancorp ...............................................        6,500                 104,406
                                                                                                       -----------
                                                                                                           235,736
                                                                                                       -----------

DIVERSIFIED FINANCIALS - 1.1%
    RentWay, Inc. * .........................................................        7,050                 205,772
    Vyyo Inc. * .............................................................        1,150                  31,050
                                                                                                       -----------
                                                                                                           236,822
                                                                                                       -----------

INSURANCE - 0.6%
    Markel Corp. * ..........................................................          900                 127,462
                                                                                                       -----------

HEALTH CARE - 14.5%
BIOTECHNOLOGY - 2.3%
    Affymetrix, Inc. * ......................................................          300                  49,537
    Alkermes, Inc. * ........................................................        1,500                  70,687
    Cephalon, Inc. * ........................................................          850                  50,894
    Enzon, Inc. * ...........................................................        1,200                  51,000
    Genome Therapeutics Corp. * .............................................          800                  24,350
    Human Genome Sciences, Inc. * ...........................................          650                  86,694
    Incyte Pharmacuticals, Inc. * ...........................................          500                  41,094
    Millennium Pharmaceuticals, Inc. * ......................................        1,050                 117,469
                                                                                                       -----------
                                                                                                           491,725
                                                                                                       -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
    Cytyc Corp. * ...........................................................        1,050                  56,044
    Endocare, Inc. * ........................................................        3,900                  78,975
    Molecular Devices Corp. * ...............................................          900                  62,269
    Physiometrix, Inc. * ....................................................        2,600                  57,525
    ResMed Inc. * ...........................................................        1,150                  30,762
    The Cooper Companies, Inc. ..............................................        2,700                  98,212
    Zoll Medical Corp. * ....................................................          350                  17,150
                                                                                                       -----------
                                                                                                           400,937
                                                                                                       -----------

E-30


                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)



                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
HEALTH CARE - CONTINUED
HEALTH CARE PROVIDERS & SERVICES - 6.1%
    Accredo Health, Inc. * ..................................................        5,300             $   183,181
    Bindley Western Industries, Inc. ........................................        8,316                 219,854
    Brookdale Living Communities, Inc. * ....................................        7,000                 101,500
    Hooper Holmes, Inc.  ....................................................        7,850                  62,800
    Orthodontic Centers of America, Inc. *  .................................        5,200                 117,650
    Priority Healthcare Corp., Class B * ....................................          940                  69,854
    Province Healthcare Co. * ...............................................        3,700                 133,663
    Rare Hospitality International, Inc. * ..................................        4,200                 118,650
    Renal Care Group, Inc. * ................................................        6,700                 163,836
    Universal Health Services, Inc., Class B * ..............................        2,200                 144,100
                                                                                                       -----------
                                                                                                         1,315,088
                                                                                                       -----------

PHARMACEUTICALS - 4.2%
    Barr Laboratories, Inc. * ...............................................        4,200                 188,212
    Biotech Holders Trust ...................................................        1,000                 178,000
    Cubist Pharmaceuticals, Inc. * ..........................................        1,350                  66,488
    King Pharmaceuticals, Inc. *  ...........................................        4,988                 218,827
    Medicis Pharmaceutical Corp., Class A * .................................        4,700                 267,900
                                                                                                       -----------
                                                                                                           919,427
                                                                                                       -----------

INDUSTRIALS - 22.4%
AIR FREIGHT & COURIERS - 1.7%
    CH Robinson Worldwide ...................................................        2,200                 108,900
    Circle International Group, Inc. ........................................        3,650                  91,706
    EGL, Inc. * .............................................................        4,100                 126,075
    Expeditors International of Washington, Inc. ............................          900                  42,750
                                                                                                       -----------
                                                                                                           369,431
                                                                                                       -----------

AIRLINES - 1.3%
    Atlantic Coast Airlines Holdings * ......................................        4,850                 153,987
    Mesaba Holdings, Inc. * .................................................        3,975                  38,011
    Skywest, Inc. ...........................................................        2,300                  85,244
                                                                                                       -----------
                                                                                                           277,242
                                                                                                       -----------

COMMERCIAL SERVICES & SUPPLIES - 12.3%
    Acxiom Corp. * ..........................................................        5,400                 147,150
    Concord EFS, Inc. * .....................................................        4,287                 111,462
    Copart, Inc. * ..........................................................       13,400                 214,400
    CSG Systems International, Inc. * .......................................        5,400                 302,738
    CTC Communications Group, Inc. * ........................................        2,725                  98,100
    Dendrite International, Inc. * ..........................................        8,350                 278,159
    Hall, Kinion & Associates, Inc. * .......................................        6,900                 229,856
    Heidrick & Struggles International, Inc. * ..............................        4,050                 255,656
    iXL Enterprises, Inc. * .................................................        7,650                 110,925
    Management Network Group, Inc. * ........................................        4,450                 155,750

                                                                           E-31



                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)



                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INDUSTRIALS - CONTINUED
COMMERCIAL SERVICES & SUPPLIES - CONTINUED
    Manhattan Assoc. Inc. * .................................................        3,650             $    91,250
    META Group, Inc. * ......................................................        7,350                 141,488
    Newgen Results Corp. * ..................................................        9,950                 164,175
    Nova Corp. * ............................................................        2,966                  82,863
    ProsoftTraining.com. * ..................................................        4,550                  76,497
    Teletech Holdings, Inc. * ...............................................        3,750                 116,484
    The Intercept Group, Inc. * .............................................        4,150                  70,550
                                                                                                       -----------
                                                                                                         2,647,503
                                                                                                       -----------

CONSTRUCTION & ENGINEERING - 0.8%
    Dycom Industries, Inc. * ................................................        3,600                 165,600
                                                                                                       -----------

ELECTRICAL EQUIPMENT - 2.5%
    Advanced Lighting Technologies, Inc. * ..................................        2,650                  49,025
    AstroPower, Inc. * ......................................................        2,450                  66,456
    C&D Technologies ........................................................        6,100                 344,650
    Power One, Inc. * .......................................................          625                  71,211
                                                                                                       -----------
                                                                                                           531,342
                                                                                                       -----------

MACHINERY - 2.4%
    Maverick Tube Corp. * ...................................................        6,800                 198,050
    Shaw Group, Inc. * ......................................................        6,800                 320,450
                                                                                                       -----------
                                                                                                           518,500
                                                                                                       -----------

ROAD & RAIL - 1.2%
    Forward Air Corp. * .....................................................        6,750                 270,000
                                                                                                       -----------

TRANSPORTATION INFRASTRUCTURE - 0.2%
    Carey International, Inc. * .............................................        3,900                  54,113
                                                                                                       -----------

INFORMATION TECHNOLOGY - 31.2%
COMMUNICATIONS EQUIPMENT - 8.1%
    Adtran, Inc. * ..........................................................        2,150                 128,731
    Advanced Fibre Communications, Inc. * ...................................        5,400                 244,688
    Alteon Websystems, Inc. * ...............................................        2,200                 220,138
    Brocade Communications Systems, Inc. * ..................................          500                  91,742
    Commscope, Inc. * .......................................................        6,000                 246,000
    Digital Microwave Corp. * ...............................................        6,600                 251,625
    Extreme Networks, Inc. * ................................................        1,750                 184,625
    Polycom, Inc. * .........................................................        2,850                 268,167
    Powerwave Technologies, Inc. * ..........................................        2,450                 107,800
                                                                                                       -----------
                                                                                                         1,743,516
                                                                                                       -----------

E-32


                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)



                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - CONTINUED
COMPUTERS & PERIPHERALS - 2.1%
    Corsair Communications, Inc. * ..........................................        8,650             $   248,687
    Network Appliance, Inc. * ...............................................        1,400                 112,700
    QLogic Corp. * ..........................................................        1,400                  92,488
                                                                                                       -----------
                                                                                                           453,875
                                                                                                       -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.5%
    Artesyn Technologies, Inc. * ............................................        1,350                  37,547
    Benchmark Electronics, Inc. * ...........................................       10,550                 385,734
    Burr-Brown Corp. * ......................................................        1,475                 127,864
    Methode Electronics, Inc. ...............................................        3,000                 115,875
    Mettler Toledo International, Inc. * ....................................        2,100                  84,000
    Oak Technology, Inc. * ..................................................        6,600                 142,312
    Parlex Corp. * ..........................................................        8,350                 351,744
    Sandisk Corp. * .........................................................        1,600                  97,900
    Sensormatic Electronics Corp. * .........................................       11,750                 185,797
    Sipex Corp. * ...........................................................       11,450                 317,022
                                                                                                       -----------
                                                                                                         1,845,795
                                                                                                       -----------

INTERNET SOFTWARE & SERVICES - 0.9%
    Accrue Software, Inc. * .................................................        2,900                 102,950
    Digex, Inc. * ...........................................................        1,350                  91,716
                                                                                                       -----------
                                                                                                           194,666
                                                                                                       -----------

OFFICE ELECTRONICS - 0.2%
    Manugistics Group, Inc. * ...............................................          850                  39,737
                                                                                                       -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.9%
    Alliance Semiconductor Corp. * ..........................................        4,750                 116,672
    Alpha Industries, Inc. * ................................................        2,500                 110,156
    Atmel Corp. * ...........................................................        2,250                  82,969
    ATMI, Inc. * ............................................................        3,600                 167,400
    Cerprobe Corp. * ........................................................       10,550                 147,700
    Cypress Semiconductor Corp. * ...........................................        1,900                  80,275
    Elantec Semiconductor, Inc. * ...........................................        2,600                 181,025
    Exar Corp. * ............................................................        1,600                 139,500
    hi/fn, Inc. * ...........................................................        1,050                  46,594
    International Rectifier Corp. * .........................................        4,750                 266,000
    Micrel, Inc. * ..........................................................        2,100                  91,219
    MKS Instruments, Inc. * .................................................        1,950                  76,294
    PRI Automation, Inc. * ..................................................        2,400                 156,937
    Therma-Wave, Inc. * .....................................................        2,400                  53,550
                                                                                                       -----------
                                                                                                         1,716,291
                                                                                                       -----------

                                                                            E-33

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)



                                                                                    Shares                Value
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - CONTINUED
SOFTWARE - 3.2%
    Answerthink Consulting Group * ..........................................        2,400             $    39,900
    Moldflow Corp. * ........................................................        5,300                  85,794
    Network Associates, Inc. * ..............................................        8,650                 176,244
    New Era of Networks, Inc. * .............................................        3,100                 131,750
    Remedy Corp. * ..........................................................        3,150                 175,612
    Verity, Inc. * ..........................................................        2,300                  87,400
                                                                                                       -----------
                                                                                                           696,700
                                                                                                       -----------

IT CONSULTING & SERVICES - 0.3%
    Braun Consulting, Inc. * ................................................        2,500                  52,812
                                                                                                       -----------

MATERIALS - 0.3%
CHEMICALS - 0.3%
    Evercel, Inc. * .........................................................        4,800                  66,000
                                                                                                       -----------

TELECOMMUNICATION SERVICES - 4.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%
    Choice One Communications, Inc. * .......................................        2,850                 116,316
    Efficient Networks, Inc. * ..............................................        2,400                 176,550
    ITC DeltaCom, Inc. * ....................................................        7,400                 165,112
    Powertel, Inc. * ........................................................        2,150                 152,516
    Primus Telecomm Group, Inc. * ...........................................        1,300                  32,338
    Time Warner Telecom, Inc. ...............................................        3,700                 238,187
                                                                                                       -----------
                                                                                                           881,019
                                                                                                       -----------
          TOTAL COMMON STOCKS (COST $14,818,929) ............................                           20,393,757
                                                                                                       -----------

                                                                                Principal
                                                                                  Amount                  Value
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.5%
REPURCHASE AGREEMENTS - 5.5%
  State Street Bank & Trust Co. 6.30%, dated 6/30/2000, maturing,
    7/3/2000, maturity value $1,187,336, (cost $1,186,721) (1) ...............  $1,186,721               1,186,721
                                                                                                       -----------
TOTAL INVESTMENTS - (COST $16,005,650) - 99.9% ......................................................   21,580,478
OTHER ASSETS AND LIABILITIES - 0.1% .................................................................       25,449
                                                                                                       -----------
NET ASSETS - 100.0% .................................................................................  $21,605,927
                                                                                                       -----------

                                 SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.
E-34

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)



-----------------------------------------------------------------------------------------------
ASSETS
  Identified cost of securities ...............................................   $14,818,929
  Repurchase agreements, at amortized cost ....................................     1,186,721
-----------------------------------------------------------------------------------------------
  Total identified cost of investments ........................................    16,005,650
  Net unrealized gains on securities ..........................................     5,574,828
-----------------------------------------------------------------------------------------------
  Market value of securities ..................................................    21,580,478
  Receivable for securities sold ..............................................       253,615
  Dividends and interest receivable ...........................................         2,101
  Deferred organization expenses ..............................................         5,099
  Receivable from investment advisor ..........................................        11,660
-----------------------------------------------------------------------------------------------
    Total assets ..............................................................    21,852,953
-----------------------------------------------------------------------------------------------
LIABILITIES
  Payable for securities purchased ............................................       239,013
  Due to custodian bank .......................................................           274
  Due to other related parties ................................................           176
  Accrued expenses and other liabilities ......................................         7,563
-----------------------------------------------------------------------------------------------
    Total liabilities .........................................................       247,026
-----------------------------------------------------------------------------------------------
NET ASSETS ....................................................................   $21,605,927
===============================================================================================
NET ASSETS REPRESENTED BY
  Paid-in capital .............................................................   $13,744,052
  Undistributed net investment loss ...........................................        (7,258)
  Accumulated net realized gains on securities ................................     2,294,305
  Net unrealized gains on securities ..........................................     5,574,828
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS ..............................................................   $21,605,927
===============================================================================================
SHARES OUTSTANDING ............................................................     1,241,661
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE .....................................................   $     17.40
===============================================================================================


                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.
                                                                            E-35

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                            STATEMENT OF OPERATIONS
                    SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)



----------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ...................................................................    $    6,065
  Interest ....................................................................        36,638
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME .......................................................        42,703
----------------------------------------------------------------------------------------------
EXPENSES
  Advisory fee ................................................................        66,218
  Administrative services fees ................................................         9,460
  Transfer agent fee ..........................................................           166
  Trustees' fees and expenses .................................................           184
  Printing and postage expenses ...............................................         7,036
  Custodian fee ...............................................................         1,916
  Professional fees ...........................................................         5,870
  Organization expenses .......................................................           957
  Other .......................................................................         3,026
----------------------------------------------------------------------------------------------
    Total expenses ............................................................        94,833
    Less: Expense reductions ..................................................          (658)
          Fee waivers .........................................................       (44,214)
----------------------------------------------------------------------------------------------
    Net expenses ..............................................................        49,961
----------------------------------------------------------------------------------------------
  NET INVESTMENT LOSS .........................................................        (7,258)
==============================================================================================
NET REALIZED AND UNREALIZED GAINS ON SECURITIES
  Net realized gains on securities ............................................     2,569,939
----------------------------------------------------------------------------------------------
  Net change in unrealized gains on securities ................................     1,669,047
----------------------------------------------------------------------------------------------
  Net realized and unrealized gains on securities .............................     4,238,986
----------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  .......................    $4,231,728
==============================================================================================



                 SEE COMBINED NOTES TO FINANCIAL STATEMENTS.
E-36

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS




                                                                                       Six Months Ended
                                                                                         June 30, 2000         Year Ended
                                                                                          (Unaudited)      December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss ...............................................................  $      (7,258)        $   (75,300)
  Net realized gains on securities ..................................................      2,569,939             274,592
  Net change in unrealized gains on securities ......................................      1,669,047           2,704,797
-----------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations ...........................      4,231,728           2,904,089
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income .............................................................              0             (17,317)
-----------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ............................................              0             (17,317)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .........................................................      2,540,872           4,282,662
  Payment for shares redeemed .......................................................     (1,054,873)         (2,362,779)
  Net asset value of shares issued in reinvestment of distributions .................              0              17,317
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share transactions ............      1,485,999           1,937,200
-----------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets ..................................................      5,717,727           4,823,972
NET ASSETS
  Beginning of period ...............................................................     15,888,200          11,064,228
-----------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD .....................................................................    $21,605,927         $15,888,200
=============================================================================================================================
Undistributed net investment loss ...................................................    $    (7,258)        $         0
=============================================================================================================================



                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.
                                                                            E-37

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA OMEGA FUND
                      FUND AT A GLANCE AS OF JUNE 30, 2000

"WE THINK THE MARKET WILL BECOME INCREASINGLY FOCUSED ON CORPORATE EARNINGS DURING THE NEXT SIX MONTHS, IN CONTRAST TO THE PAST SIX MONTHS WHICH WAS DOMINATED BY CONCERN ABOUT INTEREST RATES."

      PORTFOLIO
     MANAGEMENT
-------------------


       [PHOTO]
MAUREEN E. CULLINANE,
       CFA
 TENURE: APRIL 1999


(1)Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Investment return and net asset value will fluctuate so an investor's shares when redeemed may be worth more or less than the original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investments techniques.

All data is as of June 30, 2000 and subject to change.

---------------------------------------------------------------------------------
                               PERFORMANCE & RETURNS(1)
---------------------------------------------------------------------------------
PORTFOLIO INCEPTION DATE:                                               3/6/1997
---------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
---------------------------------------------------------------------------------
6-month                                                                   15.37%
---------------------------------------------------------------------------------
1 year                                                                    50.56%
---------------------------------------------------------------------------------
Since Portfolio Inception                                                 28.62%
---------------------------------------------------------------------------------
6-month capital gain distributions per share                              $0.74
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   LONG TERM GROWTH
-------------------------------------------------------------------------------

[GRAPH]

          VA OMEGA FUND   S&P 500   RUSSELL 1000    CPI
          -------------   -------   ------------    ---
2/97         $10,000      $10,000   $10,000         $10,000
6/00         $23,050      $19,302   $23,631         $10,734

COMPARISON OF A $10,000 INVESTMENT IN EVERGREEN VA OMEGA FUND(1) VERSUS A SIMILAR INVESTMENT IN THE STANDARD & POOR'S 500 INDEX (S&P 500), RUSSELL 1000 GROWTH (RUSSELL 1000 GROWTH) AND THE CONSUMER PRICE INDEX (CPI).

The S&P 500 and the RUSSELL 1000 GROWTH are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                   EVERGREEN VARIABLE ANNUITY TRUST
                       EVERGREEN VA OMEGA FUND
                     PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

The Evergreen VA Omega Fund performed very well. For the six-month period ended June 30, 2000, the Fund had a return of 15.37%. During the same period, the Russell 1000 Growth Index and the S&P 500 returned 4.23% and -0.42%, respectively. Fund performance benefited both from a high technology weighting early in the period and a decision to reduce that weighting later in the period and invest in energy stocks.

                             PORTFOLIO
                          CHARACTERISTICS
                          ---------------
                         (AS OF 6/30/2000)

Total Net Assets                              $73,231,640
---------------------------------------------------------
Number of Holdings                                     73
---------------------------------------------------------
P/E Ratio                                           39.9x
---------------------------------------------------------

WHAT WAS THE ENVIRONMENT LIKE FOR INVESTING DURING THE FIRST SIX MONTHS OF
2000?

For most of the period, stock market investors appeared to be fixated on interest rates and the policies of the U.S. Federal Reserve Board, which was raising short-term rates to slow the economy's rapid growth. The market was volatile as investors rotated from sector to sector. Technology stocks led the market in performance early in the period, but suffered a sharp correction in April and May when the market became concerned about high valuations in technology stocks as well as the effects of rising interest rates. During that time, rising energy prices encouraged investments in oil services and natural gas companies, and the energy sector performed well.

Pharmaceutical stocks also advanced after having disappointed investors for much of 1999. By June, we began to see signs of more moderate economic growth, which led investors to believe the end of the interest rate increases might be at hand. This perception seemed to stabilize the market.

                           TOP 5 SECTORS
                           -------------
           (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)

Information Technology                            43.3%
-------------------------------------------------------
Health Care                                       17.3%
-------------------------------------------------------
Energy                                            10.8%
-------------------------------------------------------
Consumer Discretionary                            9.7%
-------------------------------------------------------
Financials                                        8.0%
-------------------------------------------------------

WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

We continued to follow two broad, secular themes that have influenced our investment thinking: First, the enhanced productivity of corporations throughout the world because of technological advances. Second, the "graying of America" which has led to increased opportunities in health care in general, and the pharmaceutical industry in particular as the baby boomer generation advances in age and medical breakthroughs extend life expectancy.

We also were influenced by a more recent, cyclical theme, which may be shorter in duration: the effects of rising oil and gas prices on the energy industry.

We began the six-month period with a heavy weighting in technology. However, after technology stocks continued their spectacular rally during the first two months of the fiscal period, we began to reduce

                   EVERGREEN VARIABLE ANNUITY TRUST
                       EVERGREEN VA OMEGA FUND
                     PORTFOLIO MANAGER INTERVIEW

our holdings because we were concerned that stock valuations had become extended to unrealistically high levels. While we thought these valuations were particularly excessive in some internet-related stocks, we expected that a correction would affect the entire technology sector. We pared back the entire technology sector, concentrating on those stocks with the most extended valuations. We reduced or sold our holdings of: Applied Materials, a semi-conductor manufacturer; Sandisk, which produces memory chips for hand-held computing and communications devices; Veritas Software, which has developed data protection software for internet applications; and Citrix, which hosts websites for other companies. These investments had done extremely well for the portfolio, but were reduced because of our concern about their valuations. Other technology companies that we cut back included Solectron, I2 Technologies, and F5 Networks.

In the health care industry, we had investments in diversified pharmaceutical companies with what we believe were reasonable stock valuations, such as Schering Plough, American Home Products, and Lilly, as well as some medical equipment and biotechnology companies. This group included Medarex, Immunex and Millenium Pharmaceuticals. At the end of the fiscal period, our health care weighting was about 16% of net assets.

The energy stocks grew to 12% of net assets by the end of the fiscal period, a very large over-weighting when compared to the 0.4% energy weight in the Russell 1000 Growth Index. We believed that as the major energy corporations became increasingly confident that energy prices would be firm and that the OPEC nations would continue to show discipline in restraining production, investments in exploration and production operations would increase substantially. As a result, we invested in a number of oil services companies. Firm energy prices also encouraged us to invest in natural gas companies such as Apache and Anadarko.

We also held an over-weighted position in finance stocks, at about 8% of net assets. We focused primarily on global leaders such as American Express, Citigroup, American International Group, and Morgan Stanley-Dean Witter.

                            TOP 10 HOLDINGS
                            ---------------
               (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)

Micron Technology                                              4.2%
-------------------------------------------------------------------
American Home Products Corp.                                   3.9%
-------------------------------------------------------------------
Schering-Plough Corp.                                          3.6%
-------------------------------------------------------------------
Intel Corp.                                                    3.1%
-------------------------------------------------------------------
Cisco Systems, Inc.                                            3.0%
-------------------------------------------------------------------
Viacom, Inc., Class B                                          2.4%
-------------------------------------------------------------------
NVIDA                                                          2.3%
-------------------------------------------------------------------
Microsoft Corp.                                                2.2%
-------------------------------------------------------------------
Citigroup, Inc.                                                2.2%
-------------------------------------------------------------------
Tyco International, Ltd.                                       2.0%
-------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

We think the market will become increasingly focused on corporate earnings during the next six months, in contrast to the past six months which was dominated by concern about interest rates. If the Federal Reserve Board is successful in slowing economic growth to an annual rate of 3.5% of Gross Domestic Product (GDP), a natural outgrowth would be a slowing of corporate earnings growth. With slower earnings growth as a backdrop, it would not be surprising to see greater volatility in the market as investors react to announcements about disappointing earnings by

                   EVERGREEN VARIABLE ANNUITY TRUST
                       EVERGREEN VA OMEGA FUND
                     PORTFOLIO MANAGER INTERVIEW

corporations. Slower economic growth, high interest rates, and moderately higher prices will pressure corporate earnings. While the remainder of 2000 might be relatively stable, market volatility could increase in early 2001 because of concerns about the effects of the new president's economic policies as well as worries about corporate earnings.

In this environment, we will look for companies with continued growth potential. We expect this will continue to lead to technology because of the need of corporations in general to use new tools to enhance their productivity. We also believe pharmaceutical companies should have a continued flow of new products to generate sustained earnings growth.

While we do not think the economy will fall into a recession, we expect investors will become increasingly selective. While the past several months have presented a challenging environment in the stock market, we don't think the challenges will become any easier in the coming months.

                   EVERGREEN VARIABLE ANNUITY TRUST
                       EVERGREEN VA OMEGA FUND
                         FINANCIAL HIGHLIGHTS
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                Six Months Ended              Year Ended December 31,
                                                                   June 30, 2000       ------------------------------------
                                                                 (Unaudited) (a)       1999 #      1998 #        1997 (b) #
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $19.98            $13.57      $11.10            $10.00
                                                                     ======            ======      ======            ======
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                    0.01             (0.06)      (0.04)            (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities              3.13              6.47        2.51              1.16
                                                                     ------            ------      ------             ------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       3.14              6.41        2.47              1.10
                                                                     ------            ------      ------             ------
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS                 (0.74)                0           0                 0
                                                                     ------            ------      ------             ------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $22.38            $19.98      $13.57            $11.10
                                                                     ======            ======      ======            ======
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                         15.37%            47.24%      22.25%            11.00%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                               $73,232           $24,176      $4,039            $1,868
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
    Expenses**                                                         0.69%+            0.96%       1.02%             1.06%+
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                                                0.08%+           (0.35)%     (0.33)%           (0.74)%+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  66%              120%         49%               39%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The net realized and unrealized gains or losses per share amount may not agree with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(b) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+ Annualized.
# Net investment income is based on average shares outstanding during the period.

                           SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                   EVERGREEN VARIABLE ANNUITY TRUST
                       EVERGREEN VA OMEGA FUND
                       SCHEDULE OF INVESTMENTS
                      JUNE 30, 2000 (UNAUDITED)


                                                                                                           Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 9.7%
AUTOMOBILES - 0.9%
   Harley-Davidson, Inc..............................................................                       17,700      $   681,450
                                                                                                                        -----------
HOUSEHOLD DURABLES - 0.5%
   Ethan Allen Interiors, Inc........................................................                       15,400          369,600
                                                                                                                        -----------
MEDIA - 5.5%
   Clear Channel Communications, Inc. *..............................................                       12,000          900,000
   Infinity Broadcasting Corp. ......................................................                       16,900          615,794
   Univision Communications, Inc., Class A *.........................................                        7,000          724,500
   Viacom, Inc., Class B.............................................................                       25,856        1,763,056
                                                                                                                        -----------
                                                                                                                          4,003,350
                                                                                                                        -----------
MULTI-LINE RETAIL - 1.2%
   Wal-Mart Stores, Inc..............................................................                       15,600          898,950
                                                                                                                        -----------
SPECIALTY RETAIL - 1.6%
   Best Buy Co., Inc. * .............................................................                       11,000          695,750
   Tweeter Home Entertainment Group, Inc.............................................                       14,500          440,437
                                                                                                                        -----------
                                                                                                                          1,136,187
                                                                                                                        -----------
ENERGY - 10.8%
ENERGY EQUIPMENT & SERVICES - 5.8%
   Diamond Offshore Drilling, Inc....................................................                       13,500          474,188
   ENSCO International, Inc..........................................................                       20,000          716,250
   Nabors Industries, Inc. *.........................................................                       20,000          831,250
   R&B Falcon Corp...................................................................                       27,500          647,969
   Santa Fe International Corp.......................................................                       25,000          873,437
   Weatherford International, Inc. * ................................................                       17,000          676,812
                                                                                                                        -----------
                                                                                                                          4,219,906
                                                                                                                        -----------
OIL & GAS - 5.0%
   Anadarko Petroleum Corp...........................................................                       15,000          739,688
   Apache Corp.......................................................................                       19,500        1,146,844
   Devon Energy Corp.................................................................                       16,000          899,000
   Kerr-McGee Corp...................................................................                       15,000          884,062
                                                                                                                        -----------
                                                                                                                          3,669,594
                                                                                                                        -----------
FINANCIALS - 8.0%
BANKS - 1.7%
   Fifth Third Bancorp...............................................................                       10,000         632,500
   The Bank of New York Co., Inc.....................................................                       12,500         581,250
                                                                                                                        ----------
                                                                                                                         1,213,750
                                                                                                                        ----------
DIVERSIFIED FINANCIALS - 4.9%
   American Express Co...............................................................                       23,000       1,198,875
   Citigroup, Inc....................................................................                       26,300       1,584,575

                                                                                                                              E-43


                               EVERGREEN VARIABLE ANNUITY TRUST
                                    EVERGREEN VA OMEGA FUND
                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                    JUNE 30, 2000 (UNAUDITED)


                                                                                                             Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
FINANCIALS - CONTINUED

DIVERSIFIED FINANCIALS - CONTINUED
   Morgan Stanley, Dean Witter & Co........................................................                  9,600        $  799,200
                                                                                                                         -----------
                                                                                                                           3,582,650
                                                                                                                         -----------
INSURANCE - 1.4%
   American International Group, Inc.......................................................                  8,862         1,041,285
                                                                                                                         -----------
HEALTH CARE - 17.3%
BIOTECHNOLOGY - 0.6%
   Millennium Pharmaceuticals, Inc.........................................................                  3,900           436,313
                                                                                                                         -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
   Becton Dickinson & Co...................................................................                 26,000           745,875
   Medtronic, Inc..........................................................................                  9,600           478,200
   Stryker Corp............................................................................                  2,500           109,375
                                                                                                                         -----------
                                                                                                                           1,333,450
                                                                                                                         -----------
PHARMACEUTICALS - 14.9%
   Alpharma, Inc., Class A ................................................................                 17,900         1,114,275
   American Home Products Corp.............................................................                 49,000         2,878,750
   ICN Pharmaceuticals, Inc................................................................                 30,000           834,375
   Lilly (Eli) & Co........................................................................                 12,500         1,248,437
   Pfizer, Inc.............................................................................                 15,000           720,000
   Pharmacia Corp..........................................................................                 27,777         1,435,724
   Schering-Plough Corp....................................................................                 52,500         2,651,250
                                                                                                                        ------------
                                                                                                                          10,882,811
                                                                                                                        ------------
INDUSTRIALS - 6.6%
COMMERCIAL SERVICES & SUPPLIES - 2.0%
   Apollo Group, Inc. *....................................................................                 14,900           417,200
   Paychex, Inc............................................................................                 25,000         1,050,000
                                                                                                                        ------------
                                                                                                                           1,467,200
                                                                                                                        ------------
INDUSTRIAL CONGLOMERATES - 3.9%
   General Electric Co.....................................................................                 26,000         1,378,000
   Tyco International, L td................................................................                 31,200         1,478,100
                                                                                                                        ------------
                                                                                                                           2,856,100
                                                                                                                        ------------
MARINE - 0.7%
   Tidewater, Inc..........................................................................                 15,000           540,000
                                                                                                                        ------------
INFORMATION TECHNOLOGY - 43.3%
COMMUNICATIONS EQUIPMENT - 7.5%
   Ancor Communications, Inc...............................................................                 25,000           894,141
   Cisco Systems, Inc. *...................................................................                 34,400         2,186,550
   Copper Mountain Networks, Inc...........................................................                  7,000           616,875
   Nokia Corp., ADR........................................................................                 22,000         1,098,625

   E-44


                                EVERGREEN VARIABLE ANNUITY FUND
                                     EVERGREEN VA OMEGA FUND
                                SCHEDULE OF INVESTMENTS (CONTINUED)
                                     JUNE 30, 2000 (UNAUDITED



                                                                                                             Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
   Plantronics, Inc........................................................................                    800       $   92,400
   RF Micro Devices, Inc. *................................................................                  7,000          613,375
                                                                                                                         ----------
                                                                                                                          5,501,966
                                                                                                                         ----------
COMPUTERS & PERIPHERALS - 5.9%
   EMC Corp. *.............................................................................                 15,400        1,184,838
   Maxtor Corp. *..........................................................................                 62,500          660,156
   NVIDIA Corp.............................................................................                 27,000        1,716,187
   Sun Microsystems, Inc. *................................................................                  8,000          727,500
                                                                                                                         ----------
                                                                                                                          4,288,681
                                                                                                                         ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.5%
   Cree Research, Inc. *...................................................................                  7,000          934,500
   JDS Uniphase Corp. *....................................................................                  8,500        1,018,938
   Sandisk Corp............................................................................                 17,800        1,089,137
   Sanmina Corp. *.........................................................................                 12,000        1,026,000
                                                                                                                         ----------
                                                                                                                          4,068,575
                                                                                                                         ----------
INTERNET SOFTWARE & SERVICES - 1.7%
   America Online, Inc. *..................................................................                 23,000        1,213,250
                                                                                                                         -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 13.2%
   Broadcom Corp. *........................................................................                  3,100           78,706
   Intel Corp..............................................................................                 17,000        2,272,687
   Lam Research Corp. *....................................................................                 16,200          607,500
   Microchip Technology, Inc...............................................................                 16,650          970,123
   Micron Technology, Inc..................................................................                 35,300        3,108,606
   National Semiconductor Corp. * .........................................................                 11,700          663,975
   Teradyne, Inc. *........................................................................                  5,800          426,300
   Vitesse Semiconductor Corp. *...........................................................                 12,600          926,888
                                                                                                                         ----------
                                                                                                                          9,654,785
                                                                                                                         ----------
SOFTWARE - 9.5%
   Entrust Technologies, Inc. *............................................................                 16,000        1,324,000
   Mercury Interactive Corp. *.............................................................                  7,800          754,650
   Microsoft Corp. *.......................................................................                 20,200        1,616,000
   Oracle Systems Corp. *..................................................................                  9,000          756,562
   Rational Software Corp. *...............................................................                  6,500          604,094
   Siebel Systems, Inc. *..................................................................                  5,500          899,594
   Veritas Software Corp. *................................................................                  9,175        1,036,918
                                                                                                                         ----------
                                                                                                                          6,991,818
                                                                                                                         ----------
MATERIALS - 1.4%
CHEMICALS - 0.4%
   Sherwin W illiams Co....................................................................                 15,000          317,813
                                                                                                                         ----------
                                                                                                                              E-45


                               EVERGREEN VARIABLE ANNUITY TRUST
                                    EVERGREEN VA OMEGA FUND
                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                    JUNE 30, 2000 (UNAUDITED)

                                                                                                             Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
MATERIALS - CONTINUED
CONTAINERS & PACKAGING - 1.0%
  Sealed Air Corp. *........................................................................                14,000     $   733,250
                                                                                                                       -----------
       TOTAL COMMON STOCKS (COST $60,777,381)...............................................                            71,102,734
                                                                                                                       -----------
SHORT-TERM INVESTMENTS - 5.3%
MUTUAL FUND SHARES - 5.3%
  Evergreen Select Money Market Fund
    (cost $3,871,934),......................................................................             3,871,934       3,871,934
                                                                                                                       -----------
TOTAL INVESTMENTS - (COST $64,649,315) - 102.4%.............................................                            74,974,668
OTHER ASSETS AND LIABILITIES - (2.4%).......................................................                            (1,743,028)
                                                                                                                       -----------
NET ASSETS - 100.0%.........................................................................                           $73,231,640
                                                                                                                       -----------





                                SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.
E-46

                                  EVERGREEN VARIABLE ANNUITY TRUST
                                       EVERGREEN VA OMEGA FUND
                                  STATEMENT OF ASSETS AND LIABILITIES
                               SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Identified cost of securities................................................................                        $64,649,315
  Net unrealized gains on securities                                                                                    10,325,353
-----------------------------------------------------------------------------------------------------------------------------------
  Market value of securities...................................................................                         74,974,668
  Cash.........................................................................................                             25,015
  Receivable for securities sold...............................................................                            737,519
  Receivable for Fund shares sold..............................................................                            461,615
  Dividends and interest receivable............................................................                             16,737
  Deferred organization expense................................................................                              3,412
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets..............................................................................                         76,218,966
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for securities purchased.............................................................                          2,967,363
  Advisory fee payable.........................................................................                              3,069
  Due to other related parties.................................................................                                590
  Accrued expenses and other liabilities.......................................................                             16,304
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities.........................................................................                          2,987,326
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS.....................................................................................                        $73,231,640
===================================================================================================================================
NET ASSETS REPRESENTED BY
  Paid-in capital..............................................................................                        $63,777,996
  Undistributed net investment income..........................................................                             19,251
  Accumulated net realized losses on securities................................................                           (890,960)
  Net unrealized gains on securities...........................................................                         10,325,353
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...............................................................................                        $73,231,640
===================================================================================================================================
SHARES OUTSTANDING.............................................................................                          3,271,534
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE......................................................................                        $     22.38
===================================================================================================================================

SEE COMBINED NOTES TO FINANCIAL STATEMENTS.


                                 EVERGREEN VARIABLE ANNUITY TRUST
                                     EVERGREEN VA OMEGA FUND
                                     STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends...................................................................................                             $73,924
  Interest....................................................................................                             108,802
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.......................................................................                             182,726
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Advisory fee................................................................................                             124,649
  Administrative services fees................................................................                              23,850
  Transfer agent fee..........................................................................                                 135
  Trustees' fees and expenses.................................................................                                 464
  Printing and postage expenses...............................................................                               2,697
  Custodian fee...............................................................................                               4,830
  Professional fees...........................................................................                               7,500
  Organization expenses.......................................................................                               1,019
  Other.......................................................................................                                 278
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses.............................................................................                             165,422
   Less: Expense reductions...................................................................                              (2,200)
-----------------------------------------------------------------------------------------------------------------------------------
   Net expenses...............................................................................                             163,222
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME......................................................................                              19,504
===================================================================================================================================
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES
  Net realized losses on securities...........................................................                            (816,489)
-----------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gains on securities................................................                           5,914,669
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains on securities.............................................                           5,098,180
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                          $5,117,684
===================================================================================================================================









                                    SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            EVERGREEN VA OMEGA FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended
                                                                                  June 30, 2000           Year Ended
                                                                                   (Unaudited)        December 31, 1999
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss) .................................................  $    19,504          $   (32,393)
  Net realized gains or losses on securities ...................................     (816,489)           1,643,233
  Net change in unrealized gains on securities. ................................    5,914,669            3,434,126
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations . .....................    5,117,684            5,044,966
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains ...........................................................   (1,525,368)                   0
-----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders ........................................   (1,525,368)                   0
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................................................   44,129,573           15,509,072
  Payment for shares redeemed ..................................................     (191,206)            (417,288)
  Net asset value of shares issued in reinvestment of distributions ............    1,525,369                    0
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share transactions. ......   45,463,736           15,091,784
-----------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .............................................   49,056,052           20,136,750
NET ASSETS
  Beginning of period ..........................................................   24,175,588            4,038,838
-----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD ................................................................  $73,231,640          $24,175,588
=======================================================================================================================
Undistributed (overdistributed) net investment income ..........................  $    19,251          $      (253)
=======================================================================================================================


                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                     FUND AT A GLANCE AS OF JUNE 30, 2000

"AN IMPORTANT THEME FOR THE FUND CONTINUES TO BE THE RAPID EXPANSION OF WIRELESS TELEPHONY."

               PORTFOLIO
               MANAGEMENT
--------------------------------------------
KATHRYN LANGRIDGE               SCOTT
TENURE: MARCH 1998            MCGLASHAN
                          TENURE: MARCH 1998

MARGARET RODDAN             ROBERT YERBURY
TENURE: MARCH 1998        TENURE: MARCH 1998

     STEPHEN                 PAUL CHESSON
  WHITTAKER, CFA          TENURE: JANUARY 2000
TENURE: MARCH 1998

----------------------------------------------------------------
                      PERFORMANCE & RETURNS(1)
----------------------------------------------------------------
PORTFOLIO INCEPTION DATE:                               3/3/1998
----------------------------------------------------------------
AVERAGE ANNUAL RETURNS
----------------------------------------------------------------
6-month                                                    0.46%
----------------------------------------------------------------
1 year                                                    25.89%
----------------------------------------------------------------
Since Portfolio Inception                                 21.60%
----------------------------------------------------------------
6-month capital gain distributions per share              $1.58
----------------------------------------------------------------

----------------------------------------------------------------
                         LONG TERM GROWTH
----------------------------------------------------------------

                                    [GRAPH]

           VA Perpetual International Fund     MSCI EAFE      CPI
           -------------------------------     ---------      ---
2/98             $10,000                        $10,000    $10,000
6/00             $15,761                        $13,215    $10,582

COMPARISON OF A $10,000 INVESTMENT IN EVERGREEN VA PERPETUAL INTERNATIONAL FUND(1) VERSUS A SIMILAR INVESTMENT IN THE MORGAN STANLEY CAPITAL
INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE) AND THE CONSUMER PRICE INDEX (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

(1)Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                           PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

For the six-month period ended June 30, 2000, the Fund returned 0.46%, and the Fund's benchmark, the MSCI EAFE Index, returned 3.95%. It was a turbulent time for international investors, as most overseas markets experienced broad-based declines.

                                   PORTFOLIO
                                CHARACTERISTICS
                                ---------------
                               (AS OF 6/30/2000)
Total Net Assets                                          $29,249,395
---------------------------------------------------------------------
Number of Holdings                                                226
---------------------------------------------------------------------

HOW DID INTERNATIONAL MARKETS PERFORM DURING THE PERIOD?

There were remarkable similarities in the performance of the world's financial markets. Early in the period, investors favored technology, media and telecommunications stocks at the expense of virtually everything else. In mid-March, however, a number of factors combined to trigger declines in most financial markets. Not only were investors growing uneasy about the relatively high valuations of technology stocks, but concerns about higher U.S. interest rates and a potential decline in U.S. economic growth and corporate profits had a negative effect on the markets. In most markets, sell-offs occurred first in technology stocks and then expanded to the broader market. As the period drew to a close, volatility was the order of the day, and most overseas markets finished the six-month period in negative territory.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We adjusted the Fund's asset allocation, and we raised its cash position, which at the end of the period was 9%. The Fund's cash position reflects our strategy of seeking stocks with reasonable prices. In the coming months, this cash is likely to be invested in Continental Europe and Japan.

WERE THERE AREAS THAT BENEFITED THE FUND DESPITE THE TURBULENT ENVIRONMENT?

Investments in the United Kingdom (UK) and Europe were the best performers. We raised the Fund's target weightings in the UK to 17% and in Europe to 43%, for a total of 60% up from 56% at the beginning of the period.

                                TOP 10 COUNTRIES
                    ----------------------------------------
                   (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Japan                                                         22.9%
-------------------------------------------------------------------
United Kingdom                                                15.7%
-------------------------------------------------------------------
Netherlands                                                    8.8%
-------------------------------------------------------------------
United States                                                  7.0%
-------------------------------------------------------------------
Germany                                                        6.2%
-------------------------------------------------------------------
France                                                         6.1%
-------------------------------------------------------------------
Spain                                                          5.7%
-------------------------------------------------------------------
Hong Kong                                                      4.4%
-------------------------------------------------------------------
Sweden                                                         4.0%
-------------------------------------------------------------------
Finland                                                        3.7%
-------------------------------------------------------------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                           PORTFOLIO MANAGER INTERVIEW

WHAT ACCOUNTED FOR YOUR ENTHUSIASM ABOUT THE UK AND EUROPE?

There are strong economic indicators from core countries--France, Germany and Italy--suggesting that the raising of interest rates by the European Central Bank was necessary to keep inflation under control. Inflation remains at 2% for most of Europe. An important theme for the Fund continues to be the rapid expansion of wireless telephony. We are particularly interested in the beneficiaries of the so-called 3G (Third Generation) cellular telephone system, which is expected to be rolled out in Scandinavia and the UK, ahead of the United States, over the next two years. 3G will provide rapid e-mail and internet access by cellular telephone and will spawn a new wave of applications. The implications of the extraordinarily high prices paid by telecommunication companies for 3G licenses, particularly in the UK, are still being digested by the markets. We believe that massive infrastructure investment will be needed and that there will be a complete handset re-equipment cycle. These developments will favor the large, technologically advanced equipment and component providers such as Nokia, Ericsson, Siemens and Epcos, all of which are holdings in the Fund.

                                 TOP 5 SECTORS
                   -----------------------------------------
                   (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Information Technology                                        20.0%
-------------------------------------------------------------------
Financials                                                    18.6%
-------------------------------------------------------------------
Industrials                                                   13.4%
-------------------------------------------------------------------
Consumer Discretionary                                        12.8%
-------------------------------------------------------------------
Telecommunication Services                                     8.5%
-------------------------------------------------------------------

HOW DID YOU MANAGE INVESTMENTS IN ASIA?

In Japan, sentiment about the timing and pace of economic recovery is still cautious, but we are optimistic. The Organization for Economic Cooperation and Development (OECD) has raised its forecast for economic growth in 2000 to 1.7%, and there has been recovery in consumer spending, falling unemployment, rising production and declining inventories. These positive indicators should lead to a strong profit recovery, which we believe is not reflected in the market. The Fund has holdings in telecommunication and technology stocks such as Rohm and Kyocera, bluechip growth stocks such as Canon and cyclical consumer stocks such as Honda. We plan to continue covering half of the Fund's yen exposure back into the U.S. dollar, because we expect the Bank of Japan will allow the yen to weaken as signs of economic recovery continue.

Other Asian markets have a strong link to the U.S. economy, because much of their success depends on exports of consumer products and electronic components to the U.S. Therefore, the sensitivity of these markets to the unfolding drama of the U.S. 'soft landing' is greater than in others. However, the valuations of some world-class manufacturers in Korea and Taiwan are considerably more attractive than their U.S. counterparts. Most of the Fund's Asian investments are in Hong Kong holdings in China Telecom, Cheung Kong and Hutchison Whampoa. These investments provide exposure to a broad range of telecommunication, trading and real estate interests in the region.

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                           PORTFOLIO MANAGER INTERVIEW

                                 TOP 10 HOLDINGS
                   ----------------------------------------
                   (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Ericsson LM Telephone, Ser B.                                  3.5%
-------------------------------------------------------------------
Nokia Oyj                                                      2.8%
-------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV                     1.8%
-------------------------------------------------------------------
Rohm Co., Ltd.                                                 1.8%
-------------------------------------------------------------------
Honda Motor Co., Ltd.                                          1.7%
-------------------------------------------------------------------
NEC Corp.                                                      1.7%
-------------------------------------------------------------------
Canon, Inc.                                                    1.5%
-------------------------------------------------------------------
Hitachi, Ltd.                                                  1.5%
-------------------------------------------------------------------
TDK Corp.                                                      1.5%
-------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                             1.5%
-------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

While the U.S. market tries to reconcile the prospect of rising interest rises, international markets will be influenced by factors in their own economies. The United States is in the late stages of an economic cycle. Europe is in mid-cycle, with monetary policy and inflation under control, and Japan is early in its economic recovery, with no inflation and interest rates at zero. Similar events affect the various economies differently. For example, growth in consumer demand and higher interest rates in Japan during the next three months would probably be viewed as a sign of confidence in the economy. The same developments in the United States might not be as well received. We believe being exposed to world markets and economies at different stages of their economic cycle has particular value; such a strategy not only provides shareholders with wider opportunities, it also helps to moderate risk.

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           Six Months Ended       Year Ended December 31,
                                                             June 30, 2000        -----------------------
                                                             (Unaudited)(a)     1999(a)      1998(a)(b)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $19.60         $14.01         $12.50
                                                                 ======         ======         ======
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                              0.03           0.02           0.02
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on
  securities and foreign currency related transactions             0.13           5.58           1.49
---------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.16           5.60           1.51
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS             (1.58)         (0.01)             0
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $18.18         $19.60         $14.01
                                                                 ======         ======         ======
---------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                      0.46%         39.99%         12.08%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                           $29,249        $24,816        $11,821
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses**                                                       1.34%+         1.96%          1.60%+
---------------------------------------------------------------------------------------------------------
  Net investment income                                            0.35%+         0.13%          0.34%+
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              68%           113%            95%
---------------------------------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Perpetual International Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual International Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and performance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.


                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

                                                                Country            Shares          Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS - 91.6%
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.2%
    BBA Group Plc ........................................    United Kingdom          8,241       $  53,993
                                                                                                  ---------
AUTOMOBILES - 1.8%
    Honda Motor Co., Ltd. ................................    Japan                  15,000         510,344
    Mahindra & Mahindra, Ltd. GDR ........................    India                   4,000          18,000
                                                                                                  ---------
                                                                                                    528,344
                                                                                                  ---------
DISTRIBUTORS - 0.9%
    Li & Fung ............................................    Hong Kong              17,000          85,049
    Synnex Technology International Corp., GDR ...........    Taiwan                  7,200         153,000
    Wolseley Plc. ........................................    United Kingdom          7,707          41,398
                                                                                                  ---------
                                                                                                    279,447
                                                                                                  ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
    Tf1 Tv Francaise. ....................................    France                  1,030          71,784
                                                                                                  ---------
HOTELS, RESTAURANTS & LEISURE - 0.7%
    Cafe De Coral Holdings, Ltd. .........................    Hong Kong              60,000          21,551
    Corp Interamericana Entretenimiento SA. ..............    Mexico                  8,000          31,282
    First Choice Holidays Plc ............................    United Kingdom          9,000          19,746
    Granada Group Plc ....................................    United Kingdom          8,000          79,891
    Hilton Group Plc .....................................    United Kingdom         17,132          60,140
                                                                                                  ---------
                                                                                                    212,610
                                                                                                  ---------
HOUSEHOLD DURABLES - 3.4%
    Fairview Holdings Plc ................................    United Kingdom         18,400          40,370
    Koninklijke (Royal) Philips Electronics NV ...........    Netherlands            11,208         528,594
    Matsushita-Kotobuki Electronics Industries Ltd. ......    Japan                  19,000         424,391
    Taylor Woodrow .......................................    United Kingdom          9,000          20,835
    Wimpey (George) ......................................    United Kingdom         10,000          17,514
                                                                                                  ---------
                                                                                                  1,031,704
                                                                                                  ---------
LEISURE EQUIPMENT & PRODUCTS - 0.5%
    e-New Media Co., Ltd. ................................    Hong Kong             150,000          19,627
    Infogrames Entertainment SA ..........................    France                  4,931         125,693
                                                                                                  ---------
                                                                                                    145,320
                                                                                                  ---------
MEDIA - 2.3%
    ABS-CBN Broadcasting Corp. ...........................    Philippines            23,000          28,451
    Bec World.............................................    Thailand                4,000          24,301
    Daily Mail & General Trust, Class A. .................    United Kingdom          3,660          63,409
    Globo Cabo SA, ADR ...................................    Brazil                    500           6,937
    Grupo Televisa SA, ADR ...............................    Mexico                    900          62,044
    Gruppo Editoriale L'Espresso .........................    Italy                   1,251          14,810
    Rank Group ...........................................    United Kingdom          7,450          17,247
    Reed Intl. ...........................................    United Kingdom          6,000          52,202

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                Country            Shares          Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
CONSUMER DISCRETIONARY - CONTINUED
MEDIA - CONTINUED
    Shaw Brothers (Hong Kong), Ltd. ......................    Hong Kong              43,000       $  44,680
    Singapore Press Holdings, Ltd. .......................    Singapore               2,000          31,268
    Trinity Mirror Plc ...................................    United Kingdom          6,300          56,528
    VNU NV ...............................................    Netherlands             5,595         288,978
                                                                                                  ---------
                                                                                                    690,855
                                                                                                  ---------
METALS & MINING - 0.4%
    Giordano International, Ltd. .........................    Hong Kong              70,000         106,408
                                                                                                  ---------
MULTI-LINE RETAIL - 0.4%
    Debenhams Retail Plc .................................    United Kingdom         10,000          32,759
    Next Plc .............................................    United Kingdom          6,928          60,590
    Selfridges Plc. ......................................    United Kingdom          9,000          39,219
                                                                                                  ---------
                                                                                                    132,568
                                                                                                  ---------
SPECIALTY RETAIL - 0.4%
    D.F.S. Furniture Co. Plc .............................    United Kingdom          3,900          20,772
    Mfi Furniture Group ..................................    United Kingdom         26,250          25,321
    Signet Group Plc .....................................    United Kingdom         68,925          57,620
                                                                                                  ---------
                                                                                                    103,713
                                                                                                  ---------
TEXTILES & APPAREL - 0.7%
    Gucci Group NV .......................................    Netherlands             2,150         202,284
                                                                                                  ---------
CONSUMER STAPLES - 6.5%

BEVERAGES - 1.7%
    Al-Ahram Beverage Co. SA, GDR ........................    Egypt                  18,000         309,150
    Bass Plc .............................................    United Kingdom          9,677         108,792
    Coca-Cola Femsa SA, ADR ..............................    Mexico                  2,580          48,698
    Diageo Plc ...........................................    United Kingdom          5,400          48,452
                                                                                                  ---------
                                                                                                    515,092
                                                                                                  ---------
DISTRIBUTORS - 0.7%
    Buhrmann NV. .........................................    Netherlands             7,620         217,881
                                                                                                  ---------
FOOD & DRUG RETAILING - 0.7%
    Boots Co. Plc. .......................................    United Kingdom          4,000          30,444
    Iceland Group Plc. . .................................    United Kingdom         16,355          68,982
    Safeway Plc. .........................................    United Kingdom          8,000          31,109
    Tesco Plc ............................................    United Kingdom         23,200          72,138
                                                                                                  ---------
                                                                                                    202,673
                                                                                                  ---------

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                Country            Shares          Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
CONSUMER STAPLES - CONTINUED
FOOD PRODUCTS - 0.2%
    Express Dairies Plc ..................................    United Kingdom         27,000       $  34,726
    Northern Foods Plc ...................................    United Kingdom          8,900          16,025
    Tate & Lyle Plc ......................................    United Kingdom          3,610          18,025
                                                                                                  ---------
                                                                                                     68,776
                                                                                                  ---------
PAPER & FOREST PRODUCTS - 0.8%
    Sappi Ltd. ...........................................    United States          32,500         239,687
                                                                                                  ---------
PERSONAL PRODUCTS - 1.1%
    Body Shop International Plc ..........................    United Kingdom         15,500          28,144
    L'Oreal ..............................................    France                    296         256,310
    Reckitt Benckiser Plc ................................    United Kingdom          2,700          30,232
                                                                                                  ---------
                                                                                                    314,686
                                                                                                  ---------
TOBACCO - 1.3%
    British America Tobacco Inds. Plc ....................    United Kingdom         12,175          81,241
    PT HM Sampoerna ......................................    Indonesia              22,000          31,922
    Tabacalera, Ser. A ...................................    Spain                  17,056         262,000
                                                                                                  ---------
                                                                                                    375,163
                                                                                                  ---------
ENERGY - 2.3%
ENERGY EQUIPMENT & SERVICES - 1.2%
    IHC Caland NV ........................................    Netherlands             2,730         132,923
    Petroleum Geo-Services ...............................    Norway                 12,890         220,079
                                                                                                  ---------
                                                                                                    353,002
                                                                                                  ---------
OIL & GAS - 1.1%
    Enterprise Oil Plc ...................................    United Kingdom          6,960          58,026
    Petroleo Brasileiro SA, ADR ( "Petrobras") ...........    Brazil                  1,640          49,547
    Shell Transportation & Trading Co. Plc ...............    United Kingdom         29,250         244,084
                                                                                                  ---------
                                                                                                    351,657
                                                                                                  ---------
FINANCIALS - 18.2%
BANKS - 5.3%
    Abbey Natl. Bank Plc .................................    United Kingdom          9,825         117,443
    Akbank Turk Anonim Sirket. ...........................    Turkey             26,000,000         201,156
    Banco Popular Espanol SA .............................    Spain                   8,310         257,047
    Bank of Scotland. ....................................    United Kingdom         12,000         114,118
    Barclays Bank Plc ....................................    United Kingdom          3,449          85,743
    Dah Sing Financial Group. ............................    Hong Kong              16,031          64,572
    Hypo Vereinsbank AG ..................................    Germany                   610          39,403
    Lloyds TSB Group Plc. ................................    United Kingdom         14,500         136,905
    Overseas Union Bank, Ltd. ............................    Singapore              16,000          62,073
    Public Bank Bhd ......................................    Malaysia               50,000          50,000
    Royal Bank of Scotland Group Plc .....................    United Kingdom          4,840          80,997

                        EVERGREEN VARIABLE ANNUITY TRUST
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                Country            Shares          Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
FINANCIALS - CONTINUED
BANKS - CONTINUED
    Standard Chartered Bank ..............................    United Kingdom          5,700      $   70,981
    Turkiye Garanti Bankasi SA ...........................    Turkey             17,000,000         205,508
    Uniao de Bancos Brasileiros SA, GDR ("Unibanco") .....    Brazil                  1,400          40,250
    United Overseas Bank .................................    Singapore               8,448          55,276
                                                                                                  ---------
                                                                                                  1,581,472
                                                                                                  ---------
DIVERSIFIED FINANCIALS - 9.8%
    Aeon Credit Service Co., Ltd. ........................    Hong Kong             148,400          49,971
    Aiful Corp. ..........................................    Japan                   3,450         317,996
    Cattles Plc ..........................................    United Kingdom         12,000          44,485
    Dexia Ex Dexia Bel ...................................    Belgium                   841         128,464
    Fortis (B) ...........................................    Belgium                 4,383         127,542
    Fortis (NL) NV .......................................    Netherlands             3,480         101,299
    HSBC Holdings Plc ....................................    Hong Kong               6,375          72,987
    Hutchison Whampoa, Ltd. ..............................    Hong Kong              14,000         175,999
    ING Groep NV .........................................    Netherlands             3,973         268,546
    Irish Life & Permanent Plc ...........................    Ireland                13,210         111,797
    Kokusai Securities Co., Ltd. .........................    Japan                  14,000         193,827
    Lonrho Plc ...........................................    United Kingdom          6,000          66,546
    Orix Corp. ...........................................    Japan                   2,800         412,987
    Public Finance Bhd ...................................    Malaysia               32,000          33,853
    Sulzer AG. ...........................................    Switzerland               105          69,837
    Taiwan Opportunities Fund ............................    Taiwan                  2,000          29,500
    Tele Atlas NV ........................................    Netherlands             7,450         108,822
    Veba AG ..............................................    Germany                 4,235         204,179
    Vivendi SA ...........................................    France                  4,673         412,449
                                                                                                  ---------
                                                                                                  2,931,086
                                                                                                  ---------
INSURANCE - 2.0%
    Aegon NV .............................................    Netherlands             5,671         201,784
    Britannic Assurance Plc ..............................    United Kingdom          2,550          38,102
    Legal & General Group Plc ............................    United Kingdom          5,000          11,689
    Munchener Ruckvers ...................................    Germany                   980         307,814
    Prudential Corp. Plc .................................    United Kingdom          3,510          51,410
                                                                                                  ---------
                                                                                                    610,799
                                                                                                  ---------
REAL ESTATE - 1.1%
    Amoy Properties, Ltd. ................................    Hong Kong              50,000          33,353
    Burford Holdings Plc .................................    United Kingdom         27,000          39,730
    Chelsfield Plc .......................................    United Kingdom          4,000          19,489
    Cheung Kong Holdings, Ltd. ...........................    Hong Kong              17,000         186,999
    Land Securities Plc ..................................    United Kingdom          4,100          49,009
                                                                                                  ---------
                                                                                                    328,580
                                                                                                  ---------

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                                   JUNE 30, 2000 (UNAUDITED)

                                                                                            Country           Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
HEALTH CARE - 3.3%
BIOTECHNOLOGY - 0.4%
  Cambridge Antibody Technology Group, Plc ....................................          United Kingdom          600     $    26,873
  Celltech Group Plc, Class F . ...............................................          United Kingdom        4,300          83,281
                                                                                                                         -----------
                                                                                                                             110,154
                                                                                                                         -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
  Nycomed Amersham Plc ........................................................          United Kingdom       10,200         101,244
                                                                                                                         -----------
MACHINERY - 0.3%
  Coflexip SA .................................................................          France                  775          93,966
                                                                                                                         -----------
PHARMACEUTICALS - 2.3%
  British Biotech .............................................................          United Kingdom       50,000          15,131
  Elan Corp. Plc, ADR .........................................................          Ireland               7,007         339,401
  Sankyo Co. ..................................................................          Japan                11,000         248,292
  Scotia Holdings Plc .........................................................          United Kingdom        6,960          13,533
  Zeneca Group. ...............................................................          United Kingdom        1,500          70,019
                                                                                                                         -----------
                                                                                                                             686,376
                                                                                                                         -----------
INDUSTRIALS - 13.1%
AEROSPACE & DEFENSE - 0.7%
  British Aerospace Plc .......................................................          United Kingdom        9,500          59,223
  Meggitt Plc .................................................................          United Kingdom       14,122          37,821
  Rolls-Royce Plc .............................................................          United Kingdom       20,820          73,874
  Singapore Tech Eng ..........................................................          Singapore            20,000          29,415
                                                                                                                         -----------
                                                                                                                             200,333
                                                                                                                         -----------
AIR FREIGHT & COURIERS - 1.0%
  TNT Post Group NV ...........................................................          Netherlands          11,290         304,494
                                                                                                                         -----------
AIRLINES - 0.5%
  British Airways Plc .........................................................          United Kingdom        8,400          48,298
  Lufthansa AG. ...............................................................          Germany               3,796          87,738
                                                                                                                         -----------
                                                                                                                             136,036
                                                                                                                         -----------
AUTOMOBILES - 0.2%
  Brilliance China Automotive .................................................          United States         4,000          69,500
                                                                                                                         -----------
BUILDING PRODUCTS - 0.5%
  Geberit International AG ....................................................          Switzerland             481         160,697
                                                                                                                         -----------
COMMERCIAL SERVICES & SUPPLIES - 5.5%
  Amadeus Global Travel .......................................................          Spain                12,835         146,430
  Atos SA .....................................................................          France                1,232         115,267
  Canon, Inc. .................................................................          Japan                 9,000         447,858
  Cap Gemini NV ...............................................................          France                  864         152,187
  ITG Group Plc. ..............................................................          Ireland              10,055         105,307
  Ricoh Co., Ltd. .............................................................          Japan                 7,000         148,108

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                                   JUNE 30, 2000 (UNAUDITED)

                                                                                            Country           Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
INDUSTRIALS - CONTINUED
COMMERCIAL SERVICES & SUPPLIES - CONTINUED
  Securicor Plc ...............................................................          United Kingdom       20,115     $    41,545
  Telegate SA .................................................................          Germany               1,270         130,947
  Toppan Printing Co., Ltd. ...................................................          Japan                33,000         348,956
                                                                                                                         -----------
                                                                                                                           1,636,605
                                                                                                                         -----------
CONSTRUCTION & ENGINEERING - 0.0%
  Mitsui Engineering & Shipbuilding ...........................................          Japan                 3,000           2,856
                                                                                                                         -----------
ELECTRICAL EQUIPMENT - 0.7%
  Elexis AG. ..................................................................          Germany              10,700          69,464
  Entrelec Groupe SA ..........................................................          France                2,570         131,880
                                                                                                                         -----------
                                                                                                                             201,344
                                                                                                                         -----------
HOUSEHOLD PRODUCTS - 0.1%
  Grupo Carso SA de CV, ADR ...................................................          Mexico                3,500          24,535
                                                                                                                         -----------
INDUSTRIAL CONGLOMERATES - 1.6%
  Johnson Electric Holdings, Ltd. .............................................          Hong Kong             7,000          66,449
  NatSteel Electronics, Ltd. ..................................................          Singapore             7,000          21,482
  Siemens AG ..................................................................          Germany               1,870         282,076
  Smiths Industries Plc .......................................................          United Kingdom        2,728          35,499
  Swire Pacific Ltd. ..........................................................          Hong Kong            15,000          87,935
                                                                                                                         -----------
                                                                                                                             493,441
                                                                                                                         -----------
MACHINERY - 1.3%
  Bodycote Intl. ..............................................................          United Kingdom       17,000          55,947
  Fuji Machine Manufacturing Co., Ltd. ........................................          Japan                 2,300         120,739
  Konecranes Intl. ............................................................          Finland               5,250         175,426
  Larsen & Toubro, Ltd., GDR ..................................................          India                 1,100          11,935
  TI Group Plc. ...............................................................          United Kingdom        5,240          28,543
                                                                                                                         -----------
                                                                                                                             392,590
                                                                                                                         -----------
MARINE - 0.3%
  Associated British Ports Holdings Plc .......................................          United Kingdom        9,005          44,351
  Smith (H.W.) Group Plc ......................................................          United Kingdom        6,260          37,888
                                                                                                                         -----------
                                                                                                                              82,239
                                                                                                                         -----------
ROAD & RAIL - 0.2%
  Railtrack Group Plc .........................................................          United Kingdom        4,000          62,128
                                                                                                                         -----------
TRANSPORTATION INFRASTRUCTURE - 0.5%
  Autopistas Cesa .............................................................          Spain                13,300           5,714
  Autopistas del Mare Nostrum SA ..............................................          Spain                 1,551          20,730
  Autopistas, Concesionaria Espanola SA .......................................          Spain                13,300         115,674
  Stagecoach Holdings Plc .....................................................          United Kingdom        7,000           7,732
                                                                                                                         -----------
                                                                                                                             149,850
                                                                                                                         -----------

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                                   JUNE 30, 2000 (UNAUDITED)

                                                                                            Country           Shares         Value
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - 19.5%
COMMUNICATIONS EQUIPMENT - 6.8%
  Datacraft Asia, Ltd. ........................................................          Singapore             4,160     $    36,608
  Enea Date Ab ................................................................          Sweden                1,800          12,245
  Enea Date Ab ................................................................          Sweden               18,200         123,809
  Ericsson LM Telephone .......................................................          Sweden               52,149       1,031,746
  Nokia Oyj ...................................................................          Finland              16,068         819,930
                                                                                                                         -----------
                                                                                                                           2,024,338
                                                                                                                         -----------
COMPUTERS & PERIPHERALS - 2.5%
  Compal Electronic, GDR ......................................................          Taiwan               10,351         126,800
  Computer & Technologies Holdings, Ltd. ......................................          Hong Kong            30,000          30,595
  Hon Hai Precision Industry Co., Ltd., GDR ...................................          Taiwan                1,000          25,000
  NEC Corp. ...................................................................          Japan                16,000         502,144
  Ritek Corp., GDR ............................................................          Taiwan                2,393          19,020
  Systex Corp. ................................................................          United States         3,000          31,950
                                                                                                                         -----------
                                                                                                                             735,509
                                                                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.6%
  Cookson Group Plc ...........................................................          United Kingdom       42,000         140,128
  ELMOS Semiconductor AG ......................................................          Germany               5,067         256,386
  Epcos AG. ...................................................................          Germany               1,743         173,876
  Hirose Elec. ................................................................          Japan                   200          31,120
  Hitachi, Ltd. ...............................................................          Japan                30,000         432,590
  Kyocera Corp. ...............................................................          Japan                 2,500         423,873
  Stonesoft Oyj ...............................................................          Finland               6,020          95,405
  TDK Corp. ...................................................................          Japan                 3,000         430,894
                                                                                                                         -----------
                                                                                                                           1,984,272
                                                                                                                         -----------
INTERNET SOFTWARE & SERVICES - 0.3%
  Himalaya ....................................................................          France                3,600          99,671
                                                                                                                         -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
  Be Semiconductor I. .........................................................          Netherlands           6,000          93,656
  Mirae Corp., ADR . ..........................................................          Korea                 3,000          23,250
  Rohm Co., Ltd. ..............................................................          Japan                 1,800         525,894
  Samsung Electronics, Ltd., GDR, 144A ........................................          Korea                   180          35,190
  Samsung Electronics, Ltd., GDR, 144A non-voting shares ......................          Korea                 1,125         102,797
  Winbond Electronics Corp., GDR ..............................................          Taiwan                5,550         159,563
                                                                                                                         -----------
                                                                                                                             940,350
                                                                                                                         -----------
SOFTWARE - 0.2%
  Singapore Computer ..........................................................          Singapore            30,000          64,968
                                                                                                                         -----------

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                                   JUNE 30, 2000 (UNAUDITED)

                                                                                            Country           Shares         Value
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
MATERIALS - 5.2%
CHEMICALS - 1.7%
  Asahi Chemical Industry Co., Ltd. ...........................................          Japan                12,000     $    84,822
  Imperial Chemical Inds. Plc. ................................................          United Kingdom       10,000          79,362
  Shin Etsu Chemical Co., Ltd. ................................................          Japan                 7,000         354,931
                                                                                                                         -----------
                                                                                                                             519,115
                                                                                                                         -----------
CONSTRUCTION MATERIALS - 1.4%
  CRH Plc. ....................................................................          Ireland              11,891         214,559
  Imerys SA ...................................................................          France                1,660         192,712
                                                                                                                         -----------
                                                                                                                             407,271
                                                                                                                         -----------
CONTAINERS & PACKAGING - 0.9%
  Ifco Sys. ...................................................................          Netherlands           5,060         134,779
  Pechiney SA .................................................................          France                3,013         125,704
                                                                                                                         -----------
                                                                                                                             260,483
                                                                                                                         -----------
METALS & MINING - 0.9%
  Corus Group .................................................................          United Kingdom       40,000          58,405
  Johnson Matthey Plc .........................................................          United Kingdom        2,000          28,144
  Pohang Iron & Steel, Ltd., ADR ..............................................          Korea                 3,700          88,800
  Rio Tinto Plc ...............................................................          United Kingdom        5,625          91,921
                                                                                                                         -----------
                                                                                                                             267,270
                                                                                                                         -----------
PAPER & FOREST PRODUCTS - 0.3%
  Empresa Nacional de Celulosas SA. ...........................................          Spain                 5,720          93,381
                                                                                                                         -----------
TELECOMMUNICATION SERVICES - 8.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.1%
  Asia Satellite Telecommunications Holdings, Ltd. ............................          Hong Kong            24,000          82,048
  British Telecommunications Plc ..............................................          United Kingdom        5,500          71,070
  Cable & Wireless Plc ........................................................          United Kingdom        7,500         126,987
  Global TeleSystems Group, Inc. ..............................................          Germany               5,760          69,480
  Indosat, ADR ................................................................          Indonesia            30,000          35,304
  Kingston Communication (Hull) Plc. ..........................................          United Kingdom        1,480          14,556
  Korea Telecom Corp. .........................................................          Korea                 1,000          48,375
  Mahanagar Telep Ni, GDR .....................................................          India                 2,000          20,000
  Nexus Telecommunication .....................................................          Israel              100,000         256,250
  Nippon Telegraph & Telephone Corp. ..........................................          Japan                    32         425,239
  Tele Norte Leste Participacoes SA, ADR ......................................          Brazil                2,683          63,386
  Telecel-Comunicacoes Pessoais, SA ...........................................          Portugal             11,765         178,590
  Telefonica SA ...............................................................          Spain                15,765         338,644
  Telefonos de Mexico SA, ADR ("Telmex") ......................................          Mexico                1,640          93,685
                                                                                                                         -----------
                                                                                                                           1,823,614
                                                                                                                         -----------

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               SCHEDULE OF INVESTMENTS (CONTINUED)
                                                   JUNE 30, 2000 (UNAUDITED)

                                                                                            Country           Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
TELECOMMUNICATION SERVICES - CONTINUED
WIRELESS TELECOMMUNICATIONS SERVICES - 2.2%
  China Telecom (Hong Kong), Ltd. .............................................          Hong Kong            17,000     $   149,926
  Grupo Iusacell SA de CV New .................................................          United States         3,900          60,937
  Smartone Telecom ............................................................          Bermuda              10,055          22,250
  Tele Celular Sul Participacoes ..............................................          United States           600          27,150
  Telemig Celular Participacoes SA, ADR .......................................          Brazil                  200          14,300
  Telesp Celular Participacoes SA .............................................          Brazil                  500          22,438
  Vodafone Airtouch Plc .......................................................          United Kingdom       89,163         360,216
                                                                                                                         -----------
                                                                                                                             657,217
                                                                                                                         -----------
UTILITIES - 3.3%
ELECTRIC UTILITIES - 2.3%
  Companhia Brasileira de Distr, ADR ..........................................          Brazil                1,200          38,550
  Endesa SA ...................................................................          Spain                 9,160         177,437
  National Power Plc ..........................................................          United Kingdom        8,000          50,961
  Powergen Plc ................................................................          United Kingdom        3,500          29,922
  Scot & Southern Energy Plc ..................................................          United Kingdom        5,500          50,432
  The Tokyo Elec. Pwr. Co., Inc. ..............................................          Japan                13,000         316,715
  United Utilities Plc. .......................................................          United Kingdom        2,976          29,449
                                                                                                                         -----------
                                                                                                                             693,466
                                                                                                                         -----------
GAS UTILITIES - 1.0%
  BG Group Plc ................................................................          United Kingdom        8,888          57,425
  Gas Natural Sdg .............................................................          Spain                14,000         251,277
                                                                                                                         -----------
                                                                                                                             308,702
                                                                                                                         -----------
      TOTAL COMMON STOCKS (COST $25,060,560) ..................................                                           27,437,599
                                                                                                                         -----------
PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.6%
AUTOMOBILES - 0.6%
  Porsche AG (cost $146,158) ..................................................          Germany                  70         190,463
                                                                                                                         -----------
                                                                                                           Principal
                                                                                                             Amount
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENTS - 3.4%
  State Street Bank & Trust Co. 6.30%, dated
   06/30/2000, maturing, 07/03/2000, maturity value
   $1,005,150 (cost $1,004,630)(2) ............................................          United States     1,004,630       1,004,630
                                                                                                                         -----------

TOTAL INVESTMENTS - (COST $26,211,348) - 95.6% .....................................................................      28,632,692
OTHER ASSETS AND LIABILITIES - 4.4% ................................................................................       1,316,703
                                                                                                                         -----------
NET ASSETS - 100.0% ................................................................................................     $29,949,395
                                                                                                                         -----------


                SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               STATEMENT OF ASSETS AND LIABILITIES
                                                    JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Identified cost of securities .............................................................................      $25,206,718
  Repurchase agreements, at amortized cost ..................................................................        1,004,630
------------------------------------------------------------------------------------------------------------------------------
  Total identified cost of investments ......................................................................       26,211,348
  Net unrealized gains on securities ........................................................................        2,421,344
------------------------------------------------------------------------------------------------------------------------------
  Market value of securities ................................................................................       28,632,692
  Cash. .....................................................................................................           26,382
  Foreign currency, at value (cost $62,887) .................................................................           62,129
  Receivable for securities sold ............................................................................          470,056
  Dividends and interest receivable .........................................................................           51,565
  Unrealized gains on forward foreign currency exchange contracts. ..........................................           75,306
  Deferred organization expenses ............................................................................            6,135
------------------------------------------------------------------------------------------------------------------------------
    Total assets ............................................................................................       29,324,265
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for securities purchased ..........................................................................           51,625
  Advisory fee payable ......................................................................................            2,373
  Due to other related parties ..............................................................................              237
  Accrued expenses and other liabilities ....................................................................           20,635
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities .......................................................................................           74,870
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................................................      $29,249,395
==============================================================================================================================
NET ASSETS REPRESENTED BY
  Paid-in capital ...........................................................................................      $24,311,160
  Undistributed net investment income. ......................................................................           47,167
  Accumulated net realized gains on securities and foreign currency related transactions ....................        2,395,741
  Net unrealized gains on securities and foreign currency related transactions ..............................        2,495,327
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS ............................................................................................      $29,249,395
==============================================================================================================================
SHARES OUTSTANDING ..........................................................................................        1,608,875
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ...................................................................................      $     18.18
==============================================================================================================================

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                                     STATEMENT OF OPERATIONS
                                           SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $30,483) ...................................................      $   197,561
  Interest ..................................................................................................           32,938
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME .....................................................................................          230,499
==============================================================================================================================
EXPENSES
  Advisory fee ..............................................................................................          138,313
  Administrative services fees ..............................................................................           13,831
  Transfer agent fee ........................................................................................              128
  Trustees' fees and expenses. ..............................................................................              280
  Printing and postage expenses .............................................................................            6,752
  Custodian fee .............................................................................................           17,624
  Professional fees .........................................................................................            6,799
  Organization expenses .....................................................................................            1,162
  Other .....................................................................................................              436
------------------------------------------------------------------------------------------------------------------------------
    Total expenses ..........................................................................................          185,325
    Less: Expense reductions ................................................................................          (1,993)
------------------------------------------------------------------------------------------------------------------------------
    Net expenses ............................................................................................          183,332
------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME .....................................................................................           47,167
==============================================================================================================================
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gains or losses on:
    Securities ..............................................................................................        2,540,625
    Foreign currency related transactions ...................................................................          (74,661)
------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on securities and foreign currency related transactions ................................        2,465,964
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized losses on securities and foreign currency related transactions ...................       (2,430,629)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains on securities and foreign currency related transactions .................           35,335
------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................      $    82,502
==============================================================================================================================


                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                 EVERGREEN VARIABLE ANNUITY TRUST
                                            EVERGREEN VA PERPETUAL INTERNATIONAL FUND
                                               STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  Six Months
                                                                                                     Ended
                                                                                                 June 30, 2000      Year Ended
                                                                                                  (Unaudited)    December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income ..................................................................       $    47,167       $    22,312
  Net realized gains on securities and foreign currency related transactions .............         2,465,964         2,172,701
  Net change in unrealized gains or losses on securities and foreign currency related
   transactions ..........................................................................        (2,430,629)        4,273,273
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations .................................            82,502         6,468,286
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains .....................................................................        (2,238,337)          (11,368)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders ..................................................        (2,238,337)          (11,368)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold. .............................................................         4,771,400         7,703,706
  Payment for shares redeemed ............................................................          (420,394)       (1,177,344)
  Net asset value of shares issued in reinvestment of distributions ......................         2,238,334            11,368
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share transactions .................         6,589,340         6,537,730
---------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .......................................................         4,433,505        12,994,648
NET ASSETS
  Beginning of period ....................................................................        24,815,890        11,821,242
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD ..........................................................................       $29,249,395       $24,815,890
=================================================================================================================================
Undistributed net investment income ......................................................       $    47,167       $         0
=================================================================================================================================


                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      FUND AT A GLANCE AS OF JUNE 30, 2000

"WE THINK TECHNOLOGY STOCKS COULD CONTINUE TO ACHIEVE EXCEPTIONAL EARNINGS GROWTH, DESPITE THEIR HIGH VALUATIONS."

                              PORTFOLIO MANAGEMENT
                          ---------------------------

               [PHOTO]                              [PHOTO]
           TIM STEVENSON, CFA                  ERIC M.TEAL, CFA
          TENURE: OCTOBER 1999               TENURE: OCTOBER 1999


                                    [PHOTO]
                                    JAY ZELKO
                              TENURE: OCTOBER 1999

(1) Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

                        --------------------------------
                           PERFORMANCE & RETURNS (1)
                        --------------------------------
PORTFOLIO INCEPTION DATE:                                           9/29/1999
-----------------------------------------------------------------------------
CUMULATIVE RETURNS
-----------------------------------------------------------------------------
6-month                                                                 4.36%
-----------------------------------------------------------------------------
Since Portfolio Inception                                              23.95%
-----------------------------------------------------------------------------
6-month capital gain distributions per share                           $0.31
-----------------------------------------------------------------------------

[GRAPH]

                        --------------------------------
                                LONG TERM GROWTH
                        --------------------------------

       VA SPECIAL EQUITY FUND     RUSSELL 2000    CPI
       ----------------------     ------------    ---
9/99           $10,000              $10,000       $10,000
6/00           $12,203              $12,395       $10,204

COMPARISON OF A $10,000 INVESTMENT IN EVERGREEN VA SPECIAL EQUITY FUND(1) VERSUS A SIMILAR INVESTMENT IN THE RUSSELL 2000 INDEX (RUSSELL 2000) AND THE CONSUMER PRICE INDEX (CPI).

The RUSSELL 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                           PORTFOLIO MANAGER INTERVIEW

HOW DID THE FUND PERFORM?

Evergreen VA Special Equity Fund returned 4.36% for the six-month period ended June 30, 2000, outperforming the Russell 2000 Index, which returned 3.04%. We attribute the Fund's strong relative performance to its holdings in the technology and brokerage services sectors.

                           PORTFOLIO CHARACTERISTICS
                           -------------------------
                               (AS OF 6/30/2000)

Total Net Assets                                          $14,393,209
---------------------------------------------------------------------
Number of Holdings                                                152
---------------------------------------------------------------------
P/E Ratio                                                       19.1x
---------------------------------------------------------------------

WHY DID SMALL CAPITALIZATION STOCKS EXPERIENCE SUCH CONSIDERABLE PRICE SWINGS DURING THE PERIOD?

Expectations of strong earnings growth and increasing opportunities within certain industries drove prices higher, while investors' concerns that a tighter Federal Reserve Board policy would interrupt the quarterly progression of positive earnings surprises--particularly in light of some extraordinarily high stock valuations--pushed prices lower. Many of the big winners over the past several quarters were the big losers in the market's retreat. "New Economy" stocks such as internet and software companies provided much of the fireworks. Biotechnology stocks also captured headlines, as investor optimism soared over the prospects for human gene mapping. Some of the "Old Economy" stocks were not immune to the market's gyrations, either, as some industries experienced spectacular rallies in response to strong earnings growth. The energy sector, in particular, stood out as steadily rising oil and gas prices drove many of these stocks to new highs before succumbing to concerns about a slowdown in global demand in response to expectations of higher interest rates.

                                 TOP 5 SECTORS
                                  -------------
                   (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)
Information Technology                                        29.3%
-------------------------------------------------------------------
Consumer Discretionary                                        15.3%
-------------------------------------------------------------------
Financials                                                    13.0%
-------------------------------------------------------------------
Industrials                                                   12.2%
-------------------------------------------------------------------
Health Care                                                   11.7%
-------------------------------------------------------------------

WHAT STOCKS MOST AFFECTED THE FUND'S PERFORMANCE?

Holdings in the technology, industrial and energy sectors all contributed to the Fund's returns. Brokerage services stocks also added to the Fund's performance, although some of the stocks in that sector experienced higher-than-average volatility. Our slight under-weighting in technology issues was offset by the Fund's stock selection discipline, which identified exceptional performers like Integrated Device Technology (IDTI) and Trimble Navigation (TRMB). During the period, IDTI rose 106% and TRMB rose 126%, versus the 1.1% gain produced by the technology stocks in the Russell 2000 Index. In contrast, the Fund was over-weighted in the industrial and energy sectors, with positions in Hanover Compressor (HC), Mark IV industries (IV), Stone Energy (SGY) and Western Gas Resources (WGR). Dain Rauscher (DRC) was our most prominent holding in brokerage services. Detracting from performance were stocks in the drugs and health care sectors and the telephone industry. Some of these stocks included Supergen
(SUPG) and Nextlink Communications (NXLK).

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                           PORTFOLIO MANAGER INTERVIEW


                                 TOP 10 HOLDINGS
                    ---------------------------------------
                   (AS A PERCENTAGE OF 6/30/2000 NET ASSETS)

Pegrine Systems, Inc.                                          1.9%
-------------------------------------------------------------------
Hanover Compressor Co.                                         1.7%
-------------------------------------------------------------------
Dain Rauscher Corp.                                            1.7%
-------------------------------------------------------------------
American Capital Strategies, Ltd.                              1.7%
-------------------------------------------------------------------
Nabors Industries, Inc.                                        1.6%
-------------------------------------------------------------------
Imperial Bancorp                                               1.5%
-------------------------------------------------------------------
Newfield Exploration Co.                                       1.5%
-------------------------------------------------------------------
Mercury Interactive Corp.                                      1.4%
-------------------------------------------------------------------
Michaels Stores, Inc.                                          1.3%
-------------------------------------------------------------------
Circle International Group, Inc.                               1.2%
-------------------------------------------------------------------

WHAT ARE YOUR EXPECTATIONS FOR SMALL CAPITALIZATION STOCKS OVER THE NEXT SIX MONTHS?

We think an improved earnings outlook and the ongoing boom in information technology will drive prices higher. We do not anticipate a significant economic slowdown in the third quarter of 2000--therefore, we do not believe investors will redirect their assets to larger, more liquid stocks.

We think technology stocks could continue to achieve exceptional earnings growth, despite their high valuations. The productivity enhancing benefits of today's technology products compel many businesses to invest heavily in technology in order to remain competitive in the global marketplace. We expect demand for faster and better technology to remain solid. Other sectors also are poised for success, in our opinion. Many smaller companies have carved out profitable niches within their industries that may ultimately translate into higher stock prices. We expect a number of these companies to benefit from merger and acquisition activity as larger competitors view smaller companies as important sources of future earnings growth.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                          Six Months Ended
                                                                                            June 30, 2000        Period Ended
                                                                                              (Unaudited)     December 31, 1999(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $11.84              $10.00
                                                                                                   ======              ======
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities                                            0.55                1.88
                                                                                                   ------              ------
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     0.55                1.88
                                                                                                   ------              ------
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS                                              (0.31)              (0.04)
                                                                                                   ------              ------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $12.08              $11.84
                                                                                                   ======             =======
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                        4.27%              18.87%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                                             $14,393              $3,059
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses**                                                                                         1.02%+            1.03%+
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                                                      (0.10%)+         (0.07%)+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                               262%             104%
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+    Annualized.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

                                                               Shares        Value
                                                               ------        -----
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 14.4%
AUTO COMPONENTS - 1.2%
  Superior Industries International, Inc......................  4,982     $128,286
  Tenneco Automotive, Inc.. ..................................  9,459       49,660
                                                                           -------
                                                                           177,946
                                                                           -------
DISTRIBUTORS - 1.2%
  Kent Electronics Corp. .....................................  1,948       58,075
  SCP Pool Corp. . ...........................................  4,777      112,247
                                                                           -------
                                                                           170,322
                                                                           -------
HOTELS, RESTAURANTS & LEISURE - 2.6%
  Applebee's International, Inc. .............................  5,522      167,386
  CEC Entertainment, Inc. *. .................................  6,343      162,539
  Pinnacle Entertainment, Inc. ...............................  2,197       42,704
                                                                           -------
                                                                           372,629
                                                                           -------
HOUSEHOLD DURABLES - 0.3%
  Applica, Inc. ..............................................  3,805       43,044
                                                                           -------
INTERNET & CATALOG RETAIL - 0.5%
  Coldwater Creek, Inc. * . ..................................  2,342       70,553
                                                                           -------
MEDIA - 4.0%
  Chris Craft Industries., Inc. ..............................  1,624      107,285
  Emmis Broadcasting Corp., Class A * ........................  1,672       69,179
  Interpublic Group of Companies, Inc.........................  1,645       70,735
  SBS Broadcasting SA * .. ...................................  1,527       83,222
  True North Communications, Inc. ............................  3,265      143,660
  VDI Media * . .............................................. 13,660       95,620
                                                                           -------
                                                                           569,701
                                                                           -------
SPECIALTY RETAIL - 2.4%
  Michaels Stores, Inc. *. ...................................  3,956      181,235
  Pacific Sunwear of California * ............................  5,523      103,556
  Whitehall Jewellers, Inc. ..................................  3,434       63,958
                                                                           -------
                                                                           348,749
                                                                           -------
TEXTILES & APPAREL - 1 .4%
  Guess?, Inc. * .............................................  4,227       59,178
  Kenneth Cole Productions, Inc., Class A *...................  1,579       63,160
  Wellman, Inc. ..............................................  5,140       83,204
                                                                           -------
                                                                           205,542
                                                                           -------
REAL ESTATE - 0.8%
  Choice Hotels, Inc., REIT * ................................ 11,351      112,801
                                                                           -------
CONSUMER STAPLES - 0.7%
FOOD & DRUG RETAILING - 0.3%
  Fleming Cos., Inc. ........................................   3,345       43,694
                                                                           -------


                                                                            E-71


                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                               Shares       Value
                                                               ------       -----
COMMON STOCKS - CONTINUED
CONSUMER STAPLES - CONTINUED
HOUSEHOLD PRODUCTS - 0.4%
  Sola International, Inc. * ...........................       11,857   $   57,803
                                                                         ---------
ENERGY - 6.8%
ENERGY EQUIPMENT & SERVICES - 3.7%
  Cal Dive International, Inc. * .......................        1,576       85,400
  Hanover Compressor Co. ...............................        6,180      234,840
  Nabors Industries, Inc. * ............................        5,163      214,587
                                                                         ---------
                                                                           534,827
                                                                         ---------
OIL & GAS - 3.1%
  Newfield Exploration Co. * ...........................        5,096      199,381
  St. Mary Land & Exploration Co. ......................        2,524      106,166
  Stone Energy Corp. * .................................        2,395      143,101
                                                                         ---------
                                                                           448,648
                                                                         ---------
FINANCIALS - 12.2%
BANKS - 3.7%
  Imperial Bancorp *  ..................................       13,291      206,841
  Roslyn Bancorp, Inc. .................................        9,795      162,689
  Silicon Valley Bancshares ............................        2,052       87,466
  Staten Islands Bancorp, Inc. .........................        4,129       72,774
                                                                         ---------
                                                                           529,770
                                                                         ---------
DIVERSIFIED FINANCIALS - 7.3%
  Allied Capital Corp. .................................        3,048       51,816
  American Capital Strategies, Ltd. ....................        9,459      225,834
  Dain Rauscher Corp. ..................................        3,423      225,918
  Eaton Vance Corp. ....................................        1,818       84,083
  Lancaster Colony Corp. ...............................        3,410       65,429
  Southwest Securities Group, Inc. .....................        2,480       92,380
  Triarc Cos, Inc. * ...................................        7,843      160,781
  WFS Financial, Inc. ..................................        8,614      148,591
                                                                         ---------
                                                                         1,054,832
                                                                         ---------
INSURANCE - 0.4%
  Scpie Holdings, Inc. .................................        3,030       62,115
                                                                         ---------
REAL ESTATE - 0.8%
  LNR Property Corp., REIT .............................        5,653      110,234
                                                                         ---------
HEALTH CARE - 11.0%
BIOTECHNOLOGY - 5.4%
  Affymetrix, Inc. .....................................          502       82,893
  Corixa Corp. * .......................................        1,828       78,490
  CuraGen Corp. ........................................        1,574       59,910
  Guilford Pharmaceuticals, Inc. * .....................        3,735       56,258



E-72

                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               Shares        Value
                                                               ------        -----
COMMON STOCKS - CONTINUED
HEALTH CARE - CONTINUED
BIOTECHNOLOGY - CONTINUED
  Human Genome Sciences, Inc. ..........................        1,069   $  142,578
  ImClone Systems, Inc. ................................          590       45,098
  Millennium Pharmaceuticals, Inc. .....................        1,058      118,364
  Myriad Genetics, Inc. * ..............................          316       46,793
  SuperGen, Inc. *  ....................................        1,942       70,397
  Transkaryotic Therapies, Inc. * ......................        2,161       79,417
                                                                        ----------
                                                                           780,198
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
  Novoste Corp. * ......................................        1,567       95,587
                                                                         ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
  ArthroCare Corp. *  ..................................        1,160       61,770
  Computer Motion, Inc. * ..............................        7,859       64,837
  Cytyc Corp. ..........................................        1,072       57,218
  Haemonetics Corp. ....................................        2,872       60,312
                                                                         ---------
                                                                           244,137
                                                                         ---------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
  First Health Group Corp. *  ..........................        3,105      101,883
  Hooper Holmes, Inc. ..................................       13,873      110,984
                                                                         ---------
                                                                           212,867
                                                                         ---------

PHARMACEUTICALS - 1.7%
  Dura Pharmaceuticals, Inc. * .........................        6,522       93,754
  Jones Pharma, Inc. ...................................        2,284       91,217
  Medicis Pharmaceutical Corp., Class A ................        1,005       57,285
                                                                         ---------
                                                                           242,256
                                                                         ---------
INDUSTRIALS - 11.5%
AEROSPACE & DEFENSE - 1.5%
  PerkinElmer, Inc. ....................................        2,272      150,236
  Titan Corp. ..........................................        1,593       71,287
                                                                         ---------
                                                                           221,523
                                                                         ---------
AIR FREIGHT & COURIERS - 1.2%
  Circle International Group, Inc. .....................        6,665      167,458
                                                                         ---------
BUILDING PRODUCTS - 0.5%
  Aaon, Inc. * .........................................        3,139       76,905
                                                                         ---------
COMMERCIAL SERVICES & SUPPLIES - 1.2%
  Insurance Auto Auctions, Inc. * ......................        3,047       64,368
  Startek, Inc. * ......................................          874       44,028
  United Stationers, Inc. ..............................        2,038       65,980
                                                                         ---------
                                                                           174,376
                                                                         ---------


                                                                            E-73



                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                               Shares        Value
                                                               ------        -----
COMMON STOCKS - CONTINUED
INDUSTRIALS - CONTINUED
ELECTRICAL EQUIPMENT - 1.0%
  American Superconductor Corp. ........................        1,853   $   89,407
  Cable Design Technologies Corp. * ....................        1,627       54,505
                                                                         ---------
                                                                           143,912
                                                                         ---------
INDUSTRIAL CONGLOMERATES - 0.6%
  Pentair, Inc. ........................................        2,255       80,052
                                                                         ---------
MACHINERY - 1.7%
  AGCO Corp. ...........................................        4,708       57,673
  Maverick Tube Corp. ..................................        2,028       59,066
  Shaw Group, Inc. .....................................        2,571      121,158
                                                                         ---------
                                                                           237,897
                                                                         ---------
MARINE - 0.3%
  Overseas Shipholding Group, Inc. .....................        1,908       46,985
                                                                         ---------
ROAD & RAIL - 3.5%
  American Freightways Corp. * .........................        3,681       53,375
  Arkansas Best Corp. * ................................       13,561      134,762
  Forward Air Corp. ....................................        2,394       95,760
  Genesee & Wyoming, Inc. * ............................        5,707       95,592
  Roadway Express, Inc. ................................        5,335      125,039
                                                                         ---------
                                                                           504,528
                                                                         ---------
INFORMATION TECHNOLOGY - 27.5%
COMMUNICATIONS EQUIPMENT - 3.7%
  Advanced Fibre Communications, Inc. ..................        1,865       84,508
  Allen Telecom, Inc. ..................................        3,911       69,176
  C-COR.net Corp. *  ...................................        3,669       99,063
  Emulex Corp. .........................................        1,133       74,424
  Harmonic Lightwaves, Inc. * ..........................          456       11,286
  Natural Microsystems Corp. * .........................          982      110,413
  Netro Corp. ..........................................        1,475       84,628
                                                                         ---------
                                                                           533,498
                                                                         ---------
COMPUTERS & PERIPHERALS - 1.3%
  Pinnacle Systems, Inc. * .............................        4,185       94,097
  Radisys Corp. * ......................................        1,715       97,326
                                                                         ---------
                                                                           191,423
                                                                         ---------
ELECTRICAL EQUIPMENT - 1.1%
  Anaren Microwave, Inc. *  ............................        1,237      162,337
                                                                         ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.5%
  Amkor Technology, Inc. ...............................        1,649       58,230
  Amphenol Corp. .......................................        1,342       88,824
  Cree Research, Inc. * ................................          500       66,750



E-74


                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                               Shares        Value
                                                               ------        -----
COMMON STOCKS - CONTINUED
INFORMATION TECHNOLOGY - CONTINUED
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
  II-VI, Inc. *  .......................................        1,913   $   92,541
  Kemet Corp. * ........................................        2,301       57,669
  Kopin Corp. * ........................................          828       57,339
  Macrovision Corp. ....................................        1,044       66,734
  Mettler Toledo International, Inc. ...................        1,878       75,120
  Three-Five Systems, Inc. *  ..........................        1,388       81,892
                                                                         ---------
                                                                           645,099
                                                                         ---------
INTERNET SOFTWARE & SERVICES - 1.1%
  Broadvision, Inc. * ..................................        1,963       99,745
  Digital Islands, Inc. ................................        1,046       50,862
                                                                         ---------
                                                                           150,607
                                                                         ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 10.5%
  ANADIGICS, Inc. * ....................................        1,925       65,570
  Applied Science & Tech, Inc. *  ......................        2,770       71,674
  Credence Systems Corp. ...............................        1,066       58,830
  Cypress Semiconductor Corp. ..........................        3,162      133,594
  Elantec Semiconductor, Inc. ..........................        1,114       77,562
  Gasonics International Corp. * .......................        2,740      108,059
  Helix Technology Corp. ...............................        3,565      139,035
  Integrated Device Technology .........................        2,524      151,124
  International Rectifier Corp. ........................        1,774       99,344
  Lam Research Corp. * .................................        2,669      100,088
  LTX Corp. * ..........................................        3,783      132,169
  Mattson Technology, Inc. *  ..........................        2,921       94,933
  Photon Dynamics, Inc. * ..............................          930       69,459
  S3, Inc. *  ..........................................        4,116       60,711
  Semtech Corp. ........................................        1,082       82,756
  Triquint Semiconductor, Inc. .........................          714       68,321
                                                                         ---------
                                                                         1,513,229
                                                                         ---------
SOFTWARE - 5.3%
  Aspect Communications, Inc. ..........................        1,456       57,239
  Documentum, Inc. * ...................................          876       78,293
  I2 Technologies, Inc. * ..............................          739       77,052
  Mercury Interactive Corp. *  .........................        1,975      191,081
  Pegrine Systems, Inc. * ..............................        7,526      261,058
  Tecnomatix Technologies, Ltd. * ......................        3,490       47,551
  Wind River Systems, Inc. *  ..........................        1,461       55,336
                                                                         ---------
                                                                           767,610
                                                                         ---------
MATERIALS - 7.6%
CHEMICALS - 3.2%
  Chirex, Inc. * .......................................        2,577       51,540
  Georgia Gulf Corp. ...................................        3,331       69,326


                                                                            E-75



                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                               Shares        Value
                                                               ------        -----
COMMON STOCKS - CONTINUED
MATERIALS - CONTINUED
CHEMICALS - CONTINUED
  Lubrizol Corp. .......................................        5,197   $  109,137
  Material Sciences Corp. * ............................        4,875       48,750
  Olin Corp. ...........................................        7,302      120,483
  Spartech Corp. .......................................        2,268       61,236
                                                                        ----------
                                                                           460,472
                                                                        ----------
CONSTRUCTION MATERIALS - 1.0%
  Elcor Chemical Corp. .................................        2,503       57,569
  Texas Industries, Inc. ...............................        2,828       81,659
                                                                        ----------
                                                                           139,228
                                                                        ----------
METALS & MINING - 2.3%
  Commercial Metals Co. ................................        4,769      131,147
  Freeport McMoran Copper & Gold, Inc., Class B * ......        7,510       69,468
  Lone Star Technologies, Inc. * .......................        2,827      130,749
                                                                        ----------
                                                                           331,364
                                                                        ----------
PAPER & FOREST PRODUCTS - 1.1%
 Glatfelter P. H. Co. ..................................        6,173       62,887
 Pope & Talbot, Inc. ...................................        6,314      101,024
                                                                        ----------
                                                                           163,911
                                                                        ----------
TELECOMMUNICATION SERVICES - 1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
  NEXTLINK Communications, Inc., Class A * .............        2,366       89,760
  Powertel, Inc. .......................................        1,035       73,420
  US LEC Corp., Class A *  .............................        3,955       67,235
                                                                        ----------
                                                                           230,415
                                                                        ----------
UTILITIES - 5.3%
ELECTRIC UTILITIES - 1.6%
  Bangor Hydro Electric Co. ............................        3,709       86,930
  CMP Group, Inc. ......................................        2,333       68,386
  El Paso Electric Co. .................................        6,763       75,661
                                                                        ----------
                                                                           230,977
                                                                        ----------
GAS UTILITIES - 3.3%
  CTG Resources, Inc. ..................................        1,410       51,729
  Equitable Resources, Inc. ............................        1,763       85,065
  MCN Energy Group, Inc. ...............................        5,053      108,008
  New Jersey Resources Corp. ...........................        3,591      136,682
  Western Gas Resources, Inc. ..........................        4,474       93,954
                                                                        ----------
                                                                           475,438
                                                                        ----------
WATER UTILITIES - 0.4%
  Etown Corp. ..........................................          814       54,080
                                                                        ----------
      TOTAL COMMON STOCKS (COST $13,306,328) ...........                14,191,579
                                                                        ----------

E-76



                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                            Principal
                                                              Amount       Value
                                                              ------       -----
SHORT-TERM INVESTMENTS - 1.4%
REPURCHASE AGREEMENTS - 1.4%
  Dresdner Bank AG
    6.40%, dated 6/30/2000, due 7/3/2000,
    maturity value $199,335 (cost $199,229) (3) ........   $  199,229   $  199,229
                                                                        ----------
TOTAL INVESTMENTS - (COST $13,505,557) - 100.0%  ....................   14,390,808
OTHER ASSETS AND LIABILITIES - 0.0% .................................        2,401
                                                                        ----------
NET ASSETS - 100.0% .................................................  $14,393,209
                                                                       -----------

                SEE COMBINED NOTES TO SCHEDULES OF INVESTMENTS.



                        EVERGREEN VARIABLE ANNUITY TRUST
                        EVERGREEN VA SPECIAL EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Identified cost of securities .............................      $ 13,306,328
  Repurchase agreements, at amortized cost ..................           199,229
--------------------------------------------------------------------------------
  Total identified cost of investments ......................        13,505,557
  Net unrealized gains on securities ........................           885,251
--------------------------------------------------------------------------------
  Market value of securities ................................        14,390,808
  Receivable for securities sold ............................             7,488
  Receivable for Fund shares sold ...........................           139,875
  Dividends and interest receivable .........................             3,255
  Prepaid expenses and other assets .........................               595
--------------------------------------------------------------------------------
    Total assets ............................................        14,542,021
--------------------------------------------------------------------------------
LIABILITIES
  Payable for securities purchased ..........................           137,857
  Advisory fee payable ......................................             7,359
  Due to other related parties ..............................               116
  Accrued expenses and other liabilities ....................             3,480
--------------------------------------------------------------------------------
    Total liabilities .......................................           148,812
--------------------------------------------------------------------------------
NET ASSETS ..................................................      $ 14,393,209
================================================================================
NET ASSETS REPRESENTED BY
  Paid-in capital ...........................................      $ 14,122,983
  Undistributed net investment loss .........................            (4,688)
  Accumulated net realized losses on securities .............          (610,337)
  Net unrealized gains on securities ........................           885,251
--------------------------------------------------------------------------------
TOTAL NET ASSETS ............................................      $ 14,393,209
================================================================================
SHARES OUTSTANDING ..........................................         1,191,262
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ...................................      $      12.08
================================================================================








                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                EVERGREEN VARIABLE ANNUITY TRUST
                                                EVERGREEN VA SPECIAL EQUITY FUND
                                                    STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends.........................................................................................................  $  20,513
   Interest..........................................................................................................     19,530
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME..............................................................................................     40,043
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee......................................................................................................     41,165
   Administrative services fees......................................................................................      4,459
   Transfer agent fee................................................................................................        159
   Trustees' fees and expenses.......................................................................................         89
   Printing and postage expenses.....................................................................................      1,546
   Custodian fee.....................................................................................................      1,001
   Professional fees.................................................................................................      5,185
   Other.............................................................................................................         38
--------------------------------------------------------------------------------------------------------------------------------
     Total expenses..................................................................................................     53,642
     Less: Expense reductions........................................................................................     (1,001)
           Fee waivers...............................................................................................     (7,910)
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses....................................................................................................     44,731
--------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT LOSS...............................................................................................     (4,688)
================================================================================================================================
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES
   Net realized losses on securities.................................................................................   (580,886)
--------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized gains on securities......................................................................    673,839
--------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains on securities...................................................................     92,953
--------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................................   $ 88,265
================================================================================================================================


                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                EVERGREEN VARIABLE ANNUITY TRUST
                                                 EVERGREEN VA SPECIAL EQUITY FUND
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      Six Months Ended
                                                                                       June 30, 2000             Year Ended
                                                                                         (Unaudited)        December 31, 1999 (a)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment loss............................................................    $     (4,688)             $     (381)
   Net realized gains or losses on securities.....................................        (580,886)                189,212
   Net change in unrealized gains on securities...................................         673,839                 211,412
--------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations.........................          88,265                 400,243
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gains.............................................................        (210,459)                 (7,823)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders..........................................        (210,459)                 (7,823)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold......................................................      34,233,683               2,725,653
   Payment for shares redeemed                                                         (22,956,522)                (63,713)
   Net asset value of shares issued in reinvestment of distributions..............         179,559                   4,323
--------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from capital share transactions.........      11,456,720               2,666,263
--------------------------------------------------------------------------------------------------------------------------------
       Total increase in net assets...............................................      11,334,526               3,058,683
NET ASSETS
   Beginning of period............................................................       3,058,683                       0
--------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD..................................................................    $ 14,393,209              $3,058,683
================================================================================================================================
Undistributed net investment loss.................................................    $     (4,688)             $        0
================================================================================================================================

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.


                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                            COMBINED NOTES TO  SCHEDULES OF INVESTMENTS

SYMBOL DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------------
*      Non incoming producing.

144A   Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

 0     The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.

(1)    The repurchase agreement is fully collateralized by $1,215,000 FNMA, 6.25% 11/20/2001; value including accrued interest is $1,214,104.

(2)    The repurchase agreement is fully collateralized by $1,024,850 FHLMC, 6.70% 01/03/2002; value including accrued interest is $1,025,377.

(3)    The repurchase agreement is fully collateralized by $200,000 U.S. Treasury Notes, 7.50% 11/15/2001;
       value including accrued interest is $204,437.

SUMMARY OF ABBREVIATIONS
ADR    American Depository Receipts
FNMA   Federal National Mortgage Association
GDR    Global Depository Receipts
REIT   Real Estate Investment Trust


                SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

              COMBINED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

The Evergreen Variable Annuity Trust (the "Trust") consists of Evergreen VA Capital Growth Fund ("Capital Growth Fund"), (formerly Mentor VIP Capital Growth Portfolio), Evergreen VA Foundation Fund ("Foundation Fund"), Evergreen VA Growth Fund ("Growth Fund"), (formerly Mentor VIP Growth Portfolio), Evergreen VA Omega Fund ("Omega Fund"), Evergreen VA Perpetual International Fund ("Perpetual International Fund"), (formerly Mentor VIP Perpetual International Portfolio) and Evergreen VA Special Equity Fund ("Special Equity Fund"), (collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware business trust originated on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("the 1940 Act"). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Effective February 1, 2000, shares of funds in the Trust were substituted for shares of funds in the Mentor Variable Investment Portfolio. The Mentor Variable Investment Portfolio consisted of the following diversified series:
Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP Perpetual International Portfolio (collectively, the "Mentor Portfolios"). As a result of the substitution, shareholders of the Mentor Portfolios became owners of that number of full and fractional shares of the respective fund in the Trust having a net asset value equal to the net asset value of their shares immediately prior to the substitution of shares as follows:

                               Shares owned                                           Shares received
               ---------------------------------------------------------------------------------------------------
               Mentor VIP Capital Growth Portfolio                       Evergreen VA Capital Growth Fund
               Mentor VIP Growth Portfolio                               Evergreen VA Growth Fund
               Mentor VIP Perpetual International Portfolio              Evergreen VA Perpetual International Fund


Since the Mentor Portfolios had substantially similar investment objectives and policies of the respective funds in the Trust and the Mentor Portfolios contributed the majority of the net assets and shareholders, the basis of accounting for assets and liabilities and the operating results of the Mentor Portfolios and their performance are being carried forward.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. For international securities, the Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations and other fixed income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities for which valuations are not available (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held in a fund are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and or federal agency obligations.

C.FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transactions include: foreign currency gains or losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. SECURITIES LENDING
In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other qualified financial organizations. The Funds' investment adviser(s) will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connection with such loans.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS
Distributions from net investment income and net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

J. ORGANIZATION EXPENSES

For Capital Growth Fund, Foundation Fund, Growth Fund, Omega Fund and Perpetual International Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

Expenses relating to the organization of Special Equity Fund have been reflected, in their entirety, in the Fund's operating results in the first twelve months after the commencement of operations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union Corp. ("First Union"), is the investment advisor for Capital Growth Fund and is paid a management fee that is computed and paid daily at a rate of 0.80% of the average daily net assets of the Fund.

Evergreen Asset Management Corporation ("EAMC"), an indirect wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advisor for Foundation Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.745% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.825% of the Fund's average daily net assets. Lieber & Company, an affiliate of First Union, is investment sub-advisor to Foundation Fund. Lieber & Company provides such services at no additional cost to the Fund.

Mentor Advisors is the investment advisor for Growth Fund and is paid a management fee that is computed and paid daily at a rate of 0.70% of its average daily net assets.

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned subsidiary of FUNB, is the investment advisor for Omega Fund and is paid an advisory fee that is calculated and paid daily at an annual rate of 0.52% of its average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.60% of the Fund's average daily net assets.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), an advisory firm organized in 1995, is owned equally by Perpetual Plc and Mentor Advisors. Mentor Perpetual serves as the investment advisor to the Perpetual International Fund and is paid a management fee that is computed and paid daily at a rate of 1.00% of its average daily net assets.

Meridian Investment Company ("MIC"), an indirect, wholly owned subsidiary of FUNB, is the investment advisor for Special Equity Fund and is paid an advisory fee that is calculated and paid daily at an annual rate of 0.92% of its average daily net assets. Prior to January 3, 2000, the management fee was computed at an annual rate of 1.00% of the Fund's average daily net assets.

Lieber & Company also provides brokerage services for Foundation Fund with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the six months ended June 30, 2000, Foundation Fund incurred brokerage commissions of $12,355 with Lieber & Company.

For the six months ended June 30, 2000, the investment advisors voluntarily waived and/or reimbursed the following amounts:


                                                      Waived        Reimbursed
                                                    --------------------------
Capital Growth Fund...............................   $20,914            $0
Growth Fund.......................................    44,214             0
Special Equity Fund...............................     7,910             0


Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Funds were entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

During the six months ended June 30, 2000, the Funds paid or accrued the following amounts to EIS for administration fees and sub-administration fees:

                                         Administration     Sub-administration
                                              Fee                   Fee
                                         -------------------------------------
Capital Growth Fund.....................     $14,168            $     0
Foundation Fund.........................      43,714             33,822
Growth Fund.............................       9,460                  0
Omega Fund..............................      15,500              8,350
Perpetual International Fund............      13,831                  0
Special Equity Fund.....................       4,395                 64



Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a $0.001 par value authorized. Transactions in shares of the Funds were as follows:


                                                                                            Six Months Ended       Year Ended
                                                                                              June 30, 2000    December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................           201,039            744,068
Shares redeemed.......................................................................          (175,427)          (265,656)
Shares issued in reinvestment of distributions........................................            64,486              5,444
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................            90,098            483,856
================================================================================================================================
FOUNDATION FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................         2,225,418          3,888,229
Shares redeemed.......................................................................          (143,201)          (210,326)
Shares issued in reinvestment of distributions........................................            54,065            177,859
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................         2,136,282          3,855,762
================================================================================================================================
GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................           164,043            400,486
Shares redeemed.......................................................................           (68,037)          (221,726)
Shares issued in reinvestment of distributions........................................                 0              1,634
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................            96,006            180,394
================================================================================================================================
OMEGA FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................         2,009,078            939,320
Shares redeemed.......................................................................            (8,896)           (27,094)
Shares issued in reinvestment of distributions........................................            61,507                  0
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................         2,061,689            912,226
================================================================================================================================
PERPETUAL INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................           248,086            497,308
Shares redeemed.......................................................................           (23,192)           (75,708)
Shares issued in reinvestment of distributions........................................           117,621                694
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................           342,515            422,294
================================================================================================================================
SPECIAL EQUITY FUND (a)
--------------------------------------------------------------------------------------------------------------------------------
Shares sold...........................................................................         2,716,887            263,419
Shares redeemed.......................................................................        (1,797,164)            (5,564)
Shares issued in reinvestment of distributions........................................            13,301                383
--------------------------------------------------------------------------------------------------------------------------------
Net increase..........................................................................           933,024            258,238
================================================================================================================================

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended June 30, 2000:


                                                                 Cost of Purchases                        Proceeds from Sales
                                                      --------------------------------------------------------------------------
                                                           U.S.              Non-U.S.               U.S.              Non-U.S.
                                                        Government          Government           Government          Government
                                                      --------------------------------------------------------------------------
Capital Growth Fund.................................   $   426,165          $10,215,516          $  457,728          $ 9,898,042
Foundation Fund.....................................    19,873,078           76,998,958           5,925,710           64,168,967
Growth Fund.........................................             0           14,041,183                   0           12,367,577
Omega Fund..........................................             0           73,154,237                   0           30,154,615
Perpetual International Fund........................             0           22,025,281                   0           17,809,285
Special Equity Fund.................................             0           31,958,035                   0           20,637,598



At June 30, 2000, the Perpetual International Fund had forward foreign exchange contracts outstanding as follows:

            Forward Foreign Currency Exchange Contracts to Sell:

                    Exchange           Contracts to            U.S. Value         In exchange       Unrealized
                      Date               Deliver            at June 30, 2000       For U.S. $          Gain
                   -------------------------------------------------------------------------------------------
                   1/29/2001           Japanese Yen            $1,947,514          $2,000,000         $52,486
                   1/29/2001           Japanese Yen             1,377,180           1,400,000          22,820
                                                                                                      -------
                                                                                                      $75,306
                                                                                                      =======


6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into expense offset arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Funds' expenses. The amount of expense reductions received by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                                                                                                                          % of
                                                               Expense                                  Total            Average
                                                                Offset            Brokerage            Expense             Net
                                                             Arrangements        Transactions         Reductions          Assets
                                                             -------------------------------------------------------------------
Capital Growth Fund.......................................        663                 0                  663              0.00%
Foundation Fund...........................................      8,485             9,900               18,385              0.02%
Growth Fund...............................................        658                 0                  658              0.01%
Omega Fund................................................      1,368               832                2,200              0.01%
Perpetual International Fund..............................      1,993                 0                1,993              0.01%
Special Equity Fund.......................................      1,001                 0                1,001              0.02%



7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Each series of the Trust is a party to this agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. is paid a one-time arrangement fee of $250,000. State Street served as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the six months ended June 30, 2000, the Funds had no borrowings pursuant to this line of credit.

9. CONCENTRATION OF RISK

The Funds may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighed in any industry or sector.

                              Variable Annuities
                      ------------------------------------
                       NOT              May lose value
                       FDIC
                       INSURED          No bank guarantee
                      ------------------------------------
                      Evergreen Investment Services, Inc.





58913                                                                547189 8/00

                             FIRST AMERICAN INSURANCE
                             ------------------------
                                 SEMIANNUAL REPORT
                                       2000

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2000 (unaudited), in thousands

                                                                         LARGE CAP          INTERNATIONAL                TECHNOLOGY
                                                                  GROWTH PORTFOLIO              PORTFOLIO                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS :
Investments in securities at market value (cost $994,431,
  $2,864,192, and $982,138) (note 2)                                    $1,025,920                $2,623,957             $1,119,316
Foreign currency, at market value (cost $100,410) (note 2)                      --                   100,625                     --
Cash                                                                            --                        --                  3,815
Receivable for investment securities sold                                       --                    16,029                 13,821
Interest and dividends receivable                                              354                       547                    167
Receivable for translation of assets and liabilities in foreign currencies      --                       104                     --
Prepaid and other assets                                                    21,581                    20,541                 21,422
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             1,047,855                 2,761,803              1,158,541
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdrafts                                                                 27                        --                     --
Payable for investment securities purchased                                     --                        --                  9,847
Management fees                                                                582                     2,865                    617
Administration fees                                                          4,098                     4,098                  4,098
Transfer agent fees                                                          3,235                     3,235                  3,235
Other                                                                           51                     1,364                     52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            7,993                    11,562                 17,849
===================================================================================================================================
NET ASSETS                                                              $1,039,862                $2,750,241             $1,140,692
===================================================================================================================================
NET ASSETS:
Capital                                                                 $1,010,237                $3,020,527              1,022,250
Undistributed net investment income (loss)                                    (423)                    1,870                 (1,055)
Accumulated undistributed net realized losses from investments              (1,441)                  (11,276)               (17,681)
Accumulated undistributed net realized losses from foreign currencies           --                   (20,963)                    --
Net unrealized appreciation (depreciation) from investments                 31,489                  (240,236)               137,178
Net unrealized appreciation from foreign currencies                             --                       319                     --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                              $1,039,862                $2,750,241              $1,140,692
===================================================================================================================================
Net assets                                                              $1,039,862                $2,750,241              $1,140,692
Shares outstanding (unlimited number of shares authorized)                 101,009                   302,199                 102,065
Net asset value and offeringprice per share                               $  10.29                   $  9.10                $  11.18
===================================================================================================================================







The accompanying notes are an integral part of the financial statements.

FA-1 FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000

STATEMENTS OF OPERATIONS for the period from April 14, 2000 to June 30, 2000(a) (unaudited), in thousands

                                                                       LARGE CAP            INTERNATIONAL              TECHNOLOGY
                                                                GROWTH PORTFOLIO                PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                            $  175                $  4,443                    $  6
Dividend income                                                               760                   4,449                     492
Less foreign tax withholding                                                   --                    (523)                     --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                  935                   8,369                     498
=================================================================================================================================
EXPENSES:
Investment management fees                                                  1,188                   6,017                   1,208
Administration fees                                                         8,743                   8,743                   8,743
Custodian fees                                                                 51                   1,356                      52
Professional fees                                                           1,576                   1,576                   1,838
Directors' fees and expenses                                                  122                     122                     122
Transfer agent fees                                                         3,235                   3,235                   3,235
Shareholders' reports                                                          34                      96                      35
Other                                                                          17                      48                      17
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before waived or reimbursed expenses                        14,966                  21,193                  15,250
Expenses waived or reimbursed                                             (13,608)                (14,694)                (13,697)
---------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                1,358                   6,499                   1,553
=================================================================================================================================
NET INVESTMENT INCOME (LOSS)                                                 (423)                  1,870                  (1,055)
=================================================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investments                                        (1,441)               (11,276)                (17,681)
Net realized losses from foreign currencies                                     --                (20,963)                     --
Net change in unrealized appreciation (depreciation) from investments       31,489               (240,236)                137,178
Net change in unrealized appreciation from foreign currencies                   --                    319                      --
---------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses) from investments and foreign
  currencies                                                                30,048               (272,156)                119,497
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           $  29,625              $(270,286)               $118,442
=================================================================================================================================
(a) Period from commencement of operations.













The accompanying notes are an integral part of the financial statements.

                           FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000 FA-2

STATEMENTS OF CHANGES IN NET ASSETS in thousands(a)

                                                               LARGE CAP                    INTERNATIONAL                TECHNOLOGY
                                                        GROWTH PORTFOLIO                        PORTFOLIO                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 4/14/00                          4/14/00                   4/14/00
                                                                      to                               to                        to
                                                                 6/30/00                          6/30/00                   6/30/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                              (unaudited)                      (unaudited)              (unaudited)
OPERATIONS:
Net investment income (loss)                                     $  (423)                        $  1,870                $  (1,055)
Net realized losses from investment                               (1,441)                         (11,276)                 (17,681)
Net realized losses from foreign currencies                           --                          (20,963)                      --
Net change in unrealized appreciation (depreciation)
   from investments                                               31,489                         (240,236)                 137,178
Net change in unrealized appreciation from foreign currencies         --                              319                       --
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    29,625                         (270,286)                 118,442
===================================================================================================================================
CAPITAL TRANSACTIONS:
Proceeds from shares issued                                    1,010,237                        3,020,527                1,022,250
Dividends reinvested                                                  --                               --                       --
Cost of shares redeemed                                               --                               --                       --
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS       1,010,237                        3,020,527                1,022,250
===================================================================================================================================
CHANGE IN NET ASSETS                                           1,039,862                        2,750,241                1,140,692
===================================================================================================================================
NET ASSETS:
Beginning of period                                                   --                               --                       --
-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $1,039,862                       $2,750,241               $1,140,692
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                       $  (423)                        $  1,870                $  (1,055)
===================================================================================================================================
SHARE TRANSACTIONS:
Sold                                                             101,009                          302,199                  102,065
Reinvested                                                            --                               --                       --
Redeemed                                                              --                               --                       --
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN SHARES                                                 101,009                          302,199                  102,065
===================================================================================================================================
(a) Period from commencement of operations.













The accompanying notes are an integral part of the financial statements.

FA-3 FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000

FINANCIAL HIGHLIGHTS For the period from April 14, 2000 to June 30, 2000(a) (unaudited)


                                                                 LARGE CAP                 INTERNATIONAL                TECHNOLOGY
                                                          GROWTH PORTFOLIO                     PORTFOLIO                 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00                      $10.00                       $10.00
==================================================================================================================================
INVESTMENT OPERATIONS:
Net investment income (loss)                                       --                        0.01                        (0.01)
Net realized and unrealized gain                                 0.29                       (0.91)                        1.19
----------------------------------------------------------------------------------------------------------------------------------
Total investment operations                                      0.29                       (0.90)                        1.18
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.29                     $  9.10                       $11.18
===================================================================================================================================
Total return                                                     2.90%                      (9.00)%                      11.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $1,040                      $2,750                       $1,141
Ratio of expenses to average net assets                          0.80%(b)                   1.35%(b)                      0.90%(b)
Ratio of net investment income (loss) to average net assets     (0.25)%(b)                  0.39%(b)                     (0.62)%(b)
Ratio of expenses to average net assets, excluding waivers
   and reimbursements                                            8.82%(b)                   4.40%(b)                      8.84%(b)
Ratio of net investment loss to average net assets,
   excluding waivers and reimbursements                         (8.27)%(b)                 (2.66)%(b)                    (8.55)%(b)
Portfolio turnover rate                                          7.82%                     13.32%                        13.07%
===================================================================================================================================
(a) Period from commencement of operations.
(b) Annualized.














                         FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000   FA-4

NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited)

1 >  ORGANIZATION

     First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in three series (individually "Portfolio," collectively "Portfolios"). Each series represents a separate investment portfolio with its own investment objectives and policies. The Large Cap Growth Portfolio and International Portfolio are each diversified open-end management investment companies. The Technology Portfolio is a non-diversified open-end management investment company. The Portfolios commenced operations on April 14, 2000.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectus provides additional descriptions of each Portfolio's investment objectives, policies and strategies.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION -- Security valuations for FAIP portfolio investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     FEDERAL INCOME TAXES -- Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. If so qualified, each Portfolio will not be liable for federal income taxes to the extent it distributes its taxable income. Therefore no federal income tax provision is required. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from the Portfolios' net investment income and distributions from the Portfolios' net realized capital gains, if any, are declared and distributed at least annually.

     EXPENSES -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets or some other appropriate basis.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

FA-5       FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000

     NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited)


     date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     FOREIGN CURRENCY TRANSLATION - The books and records of the International Portfolio are maintained in U.S. dollars on the following bases:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Portfolio reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Portfolio enters into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded as the International Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The International Portfolio realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

     SECURITIES LENDING -- To generate additional income, the Portfolios may lend securities in which each Portfolio is invested, pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Directors and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 2000, the following Portfolios had securities with the following market values on loan and generated the following income:

                                                                                     INCOME RECEIVED
                                          MARKET VALUE       MARKET VALUE OF         FROM SECURITIES
                                          OF COLLATERAL      LOANED SECURITIES               LENDING
----------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                  $306,021             $297,919                    $63
International Portfolio                           --                   --                     --
Technology Portfolio                         314,608              306,299                     97
----------------------------------------------------------------------------------------------------


     U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios.
     For these services, U.S. bank received $1,250,274 in aggregate securities lending fees for the period ended June 30, 2000. Fees generated from the Portfolios for securities lending were as follows:


                                                      SECURITIES
                                                    LENDING FEES
---------------------------------------------------------------------------
Large Cap Growth Portfolio                               $41
International Portfolio                                   --
Technology Portfolio                                      64
---------------------------------------------------------------------------


3 >  FORWARD FOREIGN CURRENCY CONTRACTS

     The International Portfolio may enter into forward foreign currency portfolio's contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the portfolio's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

     Open foreign currency exchange contracts obligate the Portfolio to deliver and receive currencies at specified future

 FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000            FA-6

NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited)


     dates. The unrealized appreciation (depreciation), if any, on these contracts is included in the accompanying financial statements. On June 30, 2000, the International Portfolio had no open foreign currency exchange contracts.

4 > TRANSACTIONS WITH AFFILIATES

     Under the terms of the Investment Advisory Agreement, U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the Portfolios' investment advisor (the "Advisor"). First American Asset Management manages the Portfolios' business and investment activities, subject to the authority of the Board of Directors. Under the terms of the investment advisory agreement, each Portfolio pays the investment advisor a monthly fee for providing investment advisory service, at the annual rate of the average daily net assets set forth in the following table:


     PORTFOLIO                                          ADVISORY FEE
     ---------------------------------------------------------------
     Large Cap Growth Portfolio                            0.70%
     International Portfolio                               1.25%
     Technology Portfolio                                  0.70%
     ---------------------------------------------------------------

     Marvin & Palmer Associates, Inc. serves as Sub-Advisor to the International Portfolio, pursuant to a Sub-Advisory Agreement with the Advisor, and is responsible for the investment and reinvestment of the Portfolio's assets. For its services to the International Portfolio, Marvin & Palmer is paid a monthly fee by the Advisor at the annual rate of the average daily net assets as follows:


     AVERAGE DAILY NET ASSETS                      SUB-ADVISORY FEE
     ----------------------------------------------------------------
     On the first $100 million                         0.75%
     $100 million up to $300 million                   0.50%
     $300 million up to $500 million                   0.45%
     In excess of $500 million                         0.40%
     ----------------------------------------------------------------

     The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, in its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year.

     Under the terms of an Administration Agreement, U.S. Bank also serves as the administrator (the "Administrator"). The Administrator is compensated to provide, or compensate other entities to provide, services to the Portfolios. These services include, but are not limited to the following: various legal, oversight and administration services, accounting services, transfer agency and dividend disbursing services and shareholder services. The Portfolios pay the Administrator at an annual rate, calculated daily and paid monthly based on the aggregate average daily assets of all open-end mutual funds in the First American Fund family, equal to each Portfolio's pro rata share of amount equal to 0.07% of the average daily net assets up to $8 billion, and 0.05% of average daily net assets over $8 billion. In addition, the Portfolios pay to the Administrator annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account and closed account fees of $3.50 per account for transfer agent services

     U.S. Bank also acts as the custodian (the "Custodian"). All cash and all of the investments of the Portfolios are held by the Custodian or, for the International Portfolio, by a sub-custodian. As compensation for its services to the Portfolios, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of the International Portfolio) of such Portfolio's average daily net assets. From such fees the Custodian pays any sub-custodian fees. The Custodian is also reimbursed for its out-of-pocket expenses incurred while providing it services to the Portfolios.

5 >  INVESTMENT TRANSACTIONS
     Purchases and sales of securities (excluding government obligations, short-term securities and forward currency exchange contracts) and government obligations for the period ended June 30, 2000 are summarized as follows:

                                                 LONG-TERM SECURITIES            GOVERNMENT OBLIGATIONS
                                                PURCHASES       SALES            PURCHASES        SALES
----------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                    $1,050,314     $  75,665             $ --           $ --
International Portfolio                        3,193,580       341,366               --             --
Technology Portfolio                           1,125,100       126,278               --             --
-----------------------------------------------------------------------------------------------------------


Included in net unrealized appreciation (depreciation) at June 30, 2000, are as follows:

                                                   GROSS                GROSS           NET UNREALIZED
                                              UNREALIZED           UNREALIZED             APPRECIATION
                                            APPRECIATION         DEPRECIATION            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                    $  66,132                $  (34,643)                $  31,489
International Portfolio                          42,861                  (282,778)                 (239,917)
Technology Portfolio                            195,876                   (58,698)                  137,178
----------------------------------------------------------------------------------------------------------


FA-7  FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000

SCHEDULE OF PORTFOLIO INVESTMENTS June 30, 2000 (unaudited)

Large Cap Growth Portfolio

                                                        MARKET
SHARES           SECURITY DESCRIPTION                   VALUE
--------------------------------------------------------------------------------------
  COMMON STOCKS - 96.6%
         BASIC MATERIALS - 1.3%
  350    Ecolab, Inc.                                      $  13,672
                                                          ----------
         CAPITAL GOODS - 2.3%
  450    General Electric Co.                                 23,850
                                                          ----------
         COMMUNICATION SERVICES - 7.8%
  300    AT & T Wireless Group *                               8,363
  500    Nextel Communications, Inc. Class A* (A)             30,593
  360    NEXTLINK Communications, Inc. Class A *              13,658
  200    Vodafone Group PLC ADR (A)                            8,288
  450    Worldcom, Inc.*                                      20,643
                                                          ----------
                                                              81,545
                                                          ----------
         CONSUMER CYCLICALS - 6.8%
  300    Best Buy Co.*                                        18,975
  250    Home Depot, Inc.                                     12,484
  100    Kohl's Corp.* (A)                                     5,563
  150    Omnicom Group, Inc. (A)                              13,359
  350    Wal-Mart Stores, Inc.                                20,169
                                                          ----------
                                                              70,550
                                                          ----------

         CONSUMER STAPLES - 4.7%
  500    Cox Communications, Inc. Class A* (A)                22,781
  800    Walgreen Co. (A)                                     25,750
                                                           ---------
                                                              48,531
                                                           ---------
         ENERGY - 4.5%
  150    Exxon Mobil Corp.                                    11,775
  250    Schlumberger Ltd. (A)                                18,656
  310    Transocean Sedco Forex, Inc. (A)                     16,566
                                                           ---------
                                                              46,997
                                                           ---------
         FINANCIAL SERVICES - 6.4%
  270    American Express Co.                                 14,073
   90    American International Group, Inc.                   10,575
  220    Bank of New York Co., Inc.                           10,230
  150    Citigroup, Inc.                                       9,038
  150    Morgan Stanley Dean Witter & Co.                     12,487
  300    Schwab (Charles) Corp.                               10,088
                                                           ---------
                                                              66,491
                                                           ---------
         HEALTH CARE - 13.6%
  150    Amgen, Inc.*                                         10,538
  150    Bristol-Myers Squibb Co.                              8,738
   80    Genentech, Inc.* (A)                                 13,760
  350    Guidant Corp.*                                       17,325
  200    Johnson & Johnson, Inc.                              20,375
  400    Medtronic, Inc.                                      19,925
  230    Merck & Company, Inc.                                17,624
   80    PE Corp.-- PE Biosystems Group                        5,270
  580    Pfizer, Inc.                                         27,839
                                                           ---------
                                                             141,394
                                                           ---------
         TECHNOLOGY - 42.2%
  300    America Online, Inc.* (A)                            15,825
  100    Applied Materials, Inc.*                              9,630
  200    Automatic Data Processing, Inc.                      10,713
  100    Broadcom Corp.* (A)                                  21,894
  100    Brocade Communications Systems, Inc.                 18,348
  650    Cisco Systems, Inc.*                                 41,315
  250    Dell Computer Corp.*                                 12,328
  100    Ebay, Inc.* (A)                                       5,431
  400    EMC Corp.*                                           30,775
  250    Intel Corp.                                          33,422
  100    Internet Capital Group, Inc.* (A)                     3,702
  150    JDS Uniphase Corp.* (A)                              17,981
  200    Lucent Technologies, Inc. (A)                        11,850
  400    Microsoft Corp.*                                     32,000
  300    Motorola, Inc. (A)                                    8,719
  750    Nokia Corp. ADR (A)                                  37,452
  170    Nortel Networks Corp. ADR                            11,603
  450    Oracle Corp.* (A)                                    37,827
   50    PMC-Sierra, Inc.*                                     8,884
  200    Sun Microsystems, Inc.*                              18,188
  240    Texas Instruments, Inc.                              16,485
  100    Verisign, Inc.*                                      17,650
  100    VERITAS Software Corp.* (A)                          11,302
   50    Yahoo, Inc.*                                          6,194
                                                           ---------
                                                             438,951
                                                           ---------
         TRANSPORTATION - 2.1%
  550    Southwest Airlines Co.                               10,416
  200    LD United Parcel Service, Inc. Class B               11,800
                                                           ---------
                                                              22,216
                                                           ---------
         UTILITIES - 4.9%
  400    AES Corp.* (A)                                       18,250
  500    Enron Corp.                                          32,250
                                                           ---------
                                                              50,500
                                                           ---------
TOTAL COMMON STOCKS
    (Cost $973,208)                                        1,004,697
                                                           ---------
RELATED PARTY - MONEY MARKET FUND - 2.0%
       First American Prime Obligations Fund (B)
           (Cost $21,223)                                     21,223
                                                           ---------
TOTAL
   (Cost $994,431)                                        $1,025,920
                                                          ----------

Percentages indicated are based on net assets of $1,039,862.

(A)All or part of this security was loaned as of June 30, 2000. Cash was pledged as collateral.
(B)This money market fund is advised by U.S. Bank who also serves as advisor for this fund.
 *Non-income producing

The abbreviations in the above statement stand for the following:
    ADR  American Depositary Receipt
    PLC  Public Limited Corp. (British)




See notes to financial statements.
                   FIRST AMERICAN INSURANCE SEMIANNUAL REPORT  2000 FA-8

SCHEDULE OF PORTFOLIO INVESTMENTS June 30, 2000 (unaudited)

International Portfolio


                                                                        MARKET
SHARES           SECURITY DESCRIPTION                                   VALUE
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK - 94.6%
             FINLAND - 4.3%
             Electrical & Electronics - 4.3%
   2,300     Nokia Oyj*                                               $  117,092
                                                                      ----------
             FRANCE - 15.9%
             Electronic Components/Instruments - 4.6%
   2,000     STMicroelectronics NV                                       125,726
                                                                      ----------
             Energy Sources - 4.4%
     800     Total Fina Elf SA                                           122,374
                                                                      ----------
             Health & Personal Care - 2.3%
     900     Aventis SA*                                                  65,535
                                                                      ----------
             Insurance - 4.6%
     800     Axa                                                         125,726
                                                                      ----------
                                                                         439,361
                                                                      ----------
             GERMANY - 13.2%
             Electronic Components/Instruments - 5.8%
   1,000     Epcos AG*                                                    99,524
     400     Siemens AG*                                                  60,006
                                                                      ----------
                                                                         159,530
                                                                      ----------
             Health & Personal Care - 1.6%
     800     Schering AG*                                                 44,195
                                                                      ----------
             Insurance - 5.8%
     350     Allianz AG*                                                 126,678
     100     Muenchener Rueckversicherungs-Gesellschaft AG*               31,670
                                                                         158,348
                                                                      ----------
                                                                         362,073
                                                                      ----------
             HONG KONG - 4 .9%
             Broadcasting & Publishing- 4.9%
  20,000     Television Broadcasts Ltd.*                                 133,409
                                                                      ----------
             JAPAN - 32.9%
             Data Processing & Reproduction - 5.2%
   1,000     Murata Mfg. Co. Ltd.*                                       143,558
                                                                      ----------
             Electronic Components/Instruments - 7.1%
     200     Rohm Co. Ltd.*                                               58,480
   1,000     Tokyo Electron Ltd.*                                        136,955
                                                                      ----------
                                                                         195,435
                                                                      ----------
             Financial Services - 8.7%
  12,000     Nikko Securities Co. Ltd.*                                  118,845
   5,000     Nomura Securities Co. Ltd.*                                 122,382
                                                                      ----------
                                                                         241,227
                                                                      ----------
             Health & Personal Care - 4.8%
   2,000     Takeda Chemical Industries Ltd.*                            131,296
                                                                      ----------
             Telecommunications - 7.1%
       2     Japan Telecom Co. Ltd.*                                      86,776
       4     NTT DoCoMo, Inc.*                                           108,282
                                                                      ----------
                                                                         195,058
                                                                      ----------
                                                                         906,574
                                                                      ----------
             NETHERLANDS - 12.8%
             Beverages & Tobacco - 5.1%
   2,300     Heineken NV*                                                139,656
                                                                      ----------
             Electronic Components/Instruments - 4.5%
   2,900     ASM Lithography Holding NV*                                 124,353
                                                                      ----------
             Energy Sources - 3.2%
   1,400     Royal Dutch Petroleum Co.*                                   86,808
                                                                      ----------
                                                                         350,817
                                                                      ----------
             SWEDEN - 4.2%
             Electrical & Electronics - 4.2%
   5,800     Telefonaktiebolaget LM Ericsson AB*                         116,000
                                                                      ----------
             SWITZERLAND - 1.4%
             Food & Household Products - 1.4%
      19     Nestle SA*                                                   37,984
                                                                      ----------
             UNITED KINGDOM - 5.0%
             Health & Personal Care - 5.0%
   4,700     Glaxo Wellcome PLC*                                         137,392
                                                                      ----------
TOTAL FOREIGN COMMON STOCK
      (Cost $2,804,937)                                                2,600,702
                                                                      ----------
RELATED PARTY - MONEY MARKET FUND - 0.8%
             First American Prime Obligations Fund (A)
                (Cost $23,255)                                            23,255
                                                                      ----------
   TOTAL
      (Cost $2,864,192)                                               $2,623,957
                                                                      ----------

Percentages indicated are based on net assets of $2,750,241.

(A) This money market fund is advised by U.S. Bank who also serves as advisor for this fund.
*Non-income producing

The abbreviations in the above statement stand for the following:
AB  Aktiebolag (Swedish Co.)
AG  Aktiegesellschaft (German Corp.)
NV  Naamloze Vennootschap (Dutch or French Corp.)
OYJ Limited (Finnish)
PLC Public Limited Corp. (British)
SA  Sociedad Anonyme (French or Swiss Corp.)


See notes to financial statements.

 FA-9 FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000

SCHEDULE OF PORTFOLIO INVESTMENTS June 30, 2000 (unaudited)

Technology Portfolio

                                                                          MARKET
  SHARES     SECURITY DESCRIPTION                                         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
             BROADCAST MEDIA/CABLE TELEVISION - 0.6%
     200     TV Guide, Inc.*                                             $ 6,850
                                                                      ----------
             COMMUNICATIONS EQUIPMENT - 9.9%
     129     ADC Telecommunications, Inc.*                                10,820
     100     Comverse Technology, Inc.*(A)                                 9,300
     100     Efficient Networks, Inc.* (A)                                 7,356
      50     Natural Microsystems Corp.*                                   5,622
     700     Nokia Corp. ADR (A)                                          34,956
     100     Sonicwall, Inc.* (A)                                          8,806
     100     Sycamore Networks, Inc.* (A)                                 11,038
     150     Turnstone Systems, Inc.* (A)                                 24,851
                                                                      ----------
                                                                         112,749
                                                                      ----------
             COMPUTER SOFTWARE/SERVICES - 39.1%
     100     Active Software, Inc.*                                        7,769
     400     America Online, Inc.* (A)                                    21,099
     200     Art Technology Group, Inc.*                                  20,187
     200     Ask Jeeves, Inc.* (A)                                         3,613
     100     Bea Systems, Inc.*                                            4,944
     500     Broadbase Software, Inc.*                                    15,313
     200     Clarent Corp.*                                               14,300
     150     Digex, Inc.*                                                 10,191
     400     Ebay, Inc.* (A)                                              21,724
     300     Egain Communications Corp.* (A)                               3,638
     300     Exodus Communications, Inc.*                                 13,819
     200     Foundry Networks, Inc.*                                      22,099
     400     Genuity, Inc.*                                                3,663
     300     Internap Network Services Corp.*                             12,455
     200     Interwoven, Inc.* (A)                                        21,996
     300     Kana Communications, Inc.* (A)                               18,562
     188     Netiq Corp.* (A)                                             11,210
     400     Netobjects, Inc.*                                             3,650
     200     Ondisplay, Inc.* (A)                                         16,288
     400     Oracle Corp.*                                                33,624
     300     Portal Software, Inc.*                                       19,162
     200     Primus Knowledge Solutions, Inc.* (A)                         9,000
     100     PURCHASEPRO.COM, Inc.* (A)                                    4,100
     300     Razorfish, Inc.*                                              4,819
     200     Selectica, Inc.*                                             14,013
     200     Serena Software, Inc.*                                        9,081
     200     Siebel Systems, Inc.* (A)                                    32,712
     100     Verisign, Inc.*                                              17,650
     100     VERITAS Software Corp.* (A)                                  11,302
     100     Vignette Corp.*                                               5,202
     200     Visual Networks, Inc.*                                        5,700
     300     Vitria Technology, Inc.*                                     18,337
     200     Watchguard Technologies, Inc.*                               10,988
     200     Websense, Inc.*                                               5,025
                                                                      ----------
                                                                         447,235
                                                                      ----------
             COMPUTERS (HARDWARE) - 8.6%
     150     Brocade Communications Systems, Inc.                         27,523
     200     Copper Mountain Networks, Inc.*                              17,625
     600     Dell Computer Corp.*                                         29,588
     100     Juniper Networks, Inc.*                                      14,556
     500     Tricord Systems, Inc.*                                        9,031
                                                                      ----------
                                                                          98,323
                                                                      ----------
             COMPUTERS (NETWORKING) - 5.0%
     300     3Com Corp.*                                                  17,288
     600     Cisco Systems, Inc.*                                         38,137
                                                                      ----------
                                                                          55,425
                                                                      ----------
             ELECTRIC AND ELECTRONIC EQUIPMENT - 0.5%
     150     Vishay Intertechnology, Inc.*                                 5,691
                                                                      ----------
             ELECTRONICS (DEFENSE) - 0.4%
     100     Aeroflex, Inc.*                                               4,969
                                                                      ----------
             ELECTRONICS (SEMICONDUCTORS) - 17.1%
     200     Chartered Semiconductor Manufacturing Ltd. ADR* (A)          17,999
     100     Cypress Semiconductor Corp.*                                  4,225
     100     E-TEK Dynamics, Inc.*                                        26,380
     200     Intel Corp.                                                  26,737
     200     JDS Uniphase Corp.* (A)                                      23,974
     200     Maxim Integrated Products, Inc.*                             13,588
     100     PMC-Sierra, Inc.*                                            17,769
     100     Qlogic Corp.*                                                 6,606
     100     RF Micro Devices, Inc.*                                       8,763
     100     Stratos Lightwave, Inc.*                                      2,788
     384     Taiwan Semiconductor Manufacturing Co. Ltd. ADR*             14,880
     200     Vitesse Semiconductor*                                       14,713
     200     Xilinx, Inc.* (A)                                            16,513
                                                                      ----------
                                                                         194,935
                                                                      ----------
             ENTERTAINMENT - 0.7%
     500     Internet Pictures Corp.*                                      7,563
                                                                      ----------
             EQUIPMENT (SEMICONDUCTORS) - 11.3%
     300     Applied Materials, Inc.*                                     27,187
     400     Asm Lithography Holding NV*                                  17,650
     100     Broadcom Corp.* (A)                                          21,894
     400     Fsi International, Inc.*                                      8,675
     200     KLA-Tencor Corp.*                                            11,713
     300     Lam Research Corp.* (A)                                      11,250
     400     Taiwan Semiconductor Manufacturing Co. Ltd. ADR*             15,525
     200     Teradyne, Inc.*                                              14,700
                                                                      ----------
                                                                         128,594
                                                                      ----------
             SERVICES (ADVERTISING/MARKETING) - 0.5%
     200     Lifeminders, Inc.*                                            5,913
                                                                      ----------
             SERVICES (COMMERCIAL AND CONSUMER) - 1.2%
     300     China.Com Corp.* (A)                                          6,131
     100     Click Commerce, Inc.*                                         2,263
     200     ST Assembly Test Services Ltd. ADR (Singapore)* (A)           5,150
                                                                      ----------
                                                                          13,544
                                                                      ----------
             TELEPHONE LONG DISTANCE - 3.2%
     100     Allegiance Telecom, Inc.*                                     6,400
     100     ITXC Corp.*                                                   3,541
     400     NEXTLINK Communications, Inc. Class A * (A)                  15,174
     200     Primus Telecommunications Group, Inc.                         4,975
     100     Time Warner Telecom, Inc.*                                    6,438
                                                                      ----------
                                                                          36,528
                                                                      ----------
TOTAL COMMON STOCKS
  (Cost $981,141)                                                      1,118,319
                                                                      ----------
RELATED PARTY - MONEY MARKET FUND - 0.1%
   First American Prime Obligations Fund (B)
     (Cost $997)                                                             997
                                                                      ----------
TOTAL
             (Cost $982,138)                                          $1,119,316
                                                                      ----------

Percentages indicated are based on net assets of $1,140,692.

(A) All or part of this security was loaned as of June 30, 2000. Cash was pledged as collateral.
(B) This money market fund is advised by U.S. Bank who also serves as advisor for this fund.
  *Non-income producing

The abbreviations in the above statement stand for the following:
   ADR American Depositary Receipt
   NV  Naamloze Vennootschap (Dutch Corp.)

See notes to financial statements.

                          FIRST AMERICAN INSURANCE SEMIANNUAL REPORT 2000 FA-10

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND OF MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.



SEMI-ANNUAL REPORT
JUNE 30, 2000

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Semi-Annual Report
June 30, 2000
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this semi-annual report for the Mercury V.I. US Large Cap Fund. The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States, which are undervalued or have good prospects for earnings growth. In this report, we provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

INVESTMENT ENVIRONMENT

The strong growth in the US equity markets witnessed in 1999 slowed in the six months ended June 30, 2000, with the broader unmanaged Standard & Poor's 500 (S&P 500) Index ending down 1.0% for the six-month period, compared to 7.0% for the previous six months. The market continued its bullish run through the end of 1999 and into the first two months of 2000, but faltered as the first quarter of 2000 drew to a close. This happened because of the prospect of further interest rate increases, spurred on by Federal Reserve Board Chairman Alan Greenspan's comments on economic overheating and further monetary tightening in the face of continued robust gross domestic product performance. As a result, high-growth stocks, and the implicitly high valuations that accompanied them, came under close scrutiny. Stocks with short trading histories and prospects of profitability were severely pressured, owing to harsher-than-anticipated valuation compression. Consequently, there was a severe and rapid move from "new economy" stocks into old economy names, which caught Wall Street by surprise. The highly rated business-to-business companies such as TIBCO Software Inc. and Commerce One, Inc. exhibited particular weakness and even the larger sector stalwarts such as Cisco Systems, Inc. and EMC Corporation were also subjected to investor apathy.

The Procter & Gamble Company was also negatively affected by the increasing evidence of a harsh commercial environment, issuing its second profits warning of the year. Dial Corporation, another consumer staple company, also suffered slowing sales growth. We believe this is symptomatic of the general malaise in the broader retail market. Moreover, Microsoft Corporation suffered a poor quarter of performance, caught in the throes of its ongoing battle with the US Department of Justice over alleged anti-competitive practices.

The onset of the earnings season during the period highlighted value as the corporate bottom line resurfaced for scrutiny. The season started with disappointing results from technology heavyweights such as Motorola Inc., which failed to impress global analysts in relation to its Scandinavian peers Nokia Oyj and Telefonaktiebolaget LM Ericsson. However, Oracle Corporation and Sun Microsystems, Inc. both beat consensus earnings estimates by comfortable margins of $0.3 in each case. What these results show is that large-capitalization technology companies have possessed a substantial ability to deliver on growth promises while adding real value and real profit.

PORTFOLIO ACTIVITIES

During the six months ended June 30, 2000, the Fund's Class A Shares had a total return of _3.91%, underperforming the S&P 500 Index by _0.42%. Since the Fund commenced operations on April 30, 1999, we have seen a steady inflow of cash, and the Fund had net assets of more than $44.7 million at June 30, 2000, with the Fund fully invested with common stocks comprising 97.1% of the Fund's net assets.

There were two distinct periods of very different market psychology during the six months ended June 30, 2000. The Fund's overweighted position in telecommunications and technology, which began as solid performers in the new millennium, suffered during the NASDAQ correction in March and April. The style shift toward old economy stocks and out of technology was pronounced during these months and caused the Fund to underperform, primarily during April and May. Although we retain a bias toward the quality growth companies in technology and telecommunications that we had favored throughout 1999 (such as EMC Corporation, Nortel Networks Corporation and Texas Instruments Incorporated), we moved the portfolio into a slightly more defensive mode during April and May. In

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Semi-Annual Report
June 30, 2000 (Concluded)
--------------------------------------------------------------------------------

addition, we added some old economy stocks (Anheuser-Busch Companies, Inc., Schlumberger Limited, Halliburton Company and Boeing Company) to provide diversification to the portfolio at a time when markets are experiencing unprecedented volatility. This portfolio theme is likely to persist until we believe that the market gains a clearer direction and we are more comfortable with the performance of the US economy under the current phase of monetary policy tightening.

IN CONCLUSION

We thank you for your investment in Mercury V.I. U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,

/s/ Jeffrey Peek

Jeffrey Peek
President

/s/ Michael Morony

Michael Morony
Portfolio Manager
August 8, 2000

--------------------------------------------------------------------------------
MERCURY INTERNATIONAL V.I. U.S. LARGE CAP FUND
Performance Information as of June 30, 2000
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
CLASS A SHARES                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +10.37%
--------------------------------------------------------------------------------
Inception (4/30/99) to 6/30/00                                           +13.74%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*
----------------------------------------------------------------------------------
                                    6 MONTH          12 MONTH      SINCE INCEPTION
AS OF JUNE 30, 2000               TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
----------------------------------------------------------------------------------
Class A Shares                      -3.91%            +10.37%          +16.22%
----------------------------------------------------------------------------------


* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

     Past results shown should not be considered a representation of future performance.

-----------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                     SHARES                                                                        PERCENT OF
INDUSTRY                              HELD             COMMON STOCKS                              VALUE            NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  10,530   The Boeing Company                              $    440,286            1.0%
                                     19,080   United Technologies Corporation                    1,123,335            2.5
                                                                                              ------------          -----
                                                                                                 1,563,621            3.5
-----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                          10,680   Ford Motor Company                                   459,240            1.0
                                      1,342   +Visteon Corporation                                  16,272            0.0
                                                                                              ------------          -----
                                                                                                   475,512            1.0
-----------------------------------------------------------------------------------------------------------------------------
BANKS                                14,650   The Chase Manhattan Corporation                      674,816            1.5
                                     14,700   FleetBoston Financial Corporation                    499,800            1.1
                                                                                              ------------          -----
                                                                                                 1,174,616            2.6
-----------------------------------------------------------------------------------------------------------------------------
BEVERAGES                             5,940   Anheuser-Busch Companies, Inc.                       443,644            1.0
                                      3,570   The Coca-Cola Company                                205,052            0.5
                                     30,640   PepsiCo, Inc.                                      1,361,565            3.0
                                                                                              ------------          -----
                                                                                                 2,010,261            4.5
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                         6,460   +Amgen Inc.                                          453,815            1.0
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       23,660   +Cisco Systems, Inc.                               1,503,889            3.4
EQUIPMENT                             2,810   +Efficient Networks, Inc.                            206,711            0.5
                                      5,000   +JDS Uniphase Corporation                            599,063            1.3
                                     15,630   Nortel Networks Corporation                        1,066,747            2.4
                                      3,330   +VeriSign, Inc.                                      587,121            1.3
                                                                                              ------------          -----
                                                                                                 3,963,531            8.9
-----------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                          14,800   +Dell Computer Corporation                           729,825            1.6
PERIPHERALS                           9,900   +EMC Corporation                                     761,681            1.7
                                      7,190   +Sun Microsystems, Inc.                              653,841            1.5
                                                                                              ------------          -----
                                                                                                 2,145,347            4.8
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          14,010   American Express Company                             730,271            1.6
FINANCIALS                           20,400   Citigroup Inc.                                     1,229,100            2.7
                                                                                              ------------          -----
                                                                                                 1,959,371            4.3
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          11,250   AT&T Corp.                                           355,781            0.8
TELECOMMUNICATION                     3,900   +Amdocs Limited                                      299,325            0.7
SERVICES                             20,950   Bell Atlantic Corporation                          1,064,522            2.4
                                      5,520   +Level 3 Communications, Inc.                        485,415            1.1
                                      8,810   SBC Communications Inc.                              381,032            0.9
                                      7,920   Sprint Corp. (FON Group)                             403,920            0.9
                                                                                              ------------          -----
                                                                                                 2,989,995            6.8
-----------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                   10,700   Halliburton Company                                  504,906            1.1
SERVICE                               6,360   Schlumberger Limited                                 474,615            1.1
                                                                                              ------------          -----
                                                                                                   979,521            2.2
-----------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                           6,620   +Safeway Inc.                                        298,727            0.7
RETAILING                            32,720   Walgreen Co.                                       1,053,175            2.4
                                                                                              ------------          -----
                                                                                                 1,351,902            3.1
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                          15,110   Medtronic, Inc.                                      752,667            1.7
EQUIPMENT & SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                    5,840   The Procter & Gamble Company                         334,340            0.7
-----------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &                       6,300   Electronic Data Systems Corporation                  259,875            0.6
SERVICES
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           53,000   General Electric Company                           2,809,000            6.3
CONGLOMERATES
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE                            12,300   American International Group, Inc.                 1,445,250            3.2
-----------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                  16,050   +America Online, Inc.                                846,638            1.9
SERVICES                              6,150   +Commerce One, Inc.                                  280,209            0.6
                                      3,100   +TIBCO Software Inc.                                 332,475            0.7
                                                                                              ------------          -----
                                                                                                 1,459,322            3.2
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of June 30, 2000 (Concluded)
-----------------------------------------------------------------------------------------------------------------------------
                                     SHARES                                                                        PERCENT OF
INDUSTRY                              HELD             COMMON STOCKS                              VALUE            NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                     12,300   +Kohl's Corporation                             $    684,187            1.5%
                                     20,850   Wal-Mart Stores, Inc.                              1,201,481            2.7
                                                                                              ------------          -----
                                                                                                 1,885,668            4.2
-----------------------------------------------------------------------------------------------------------------------------
OIL & GAS                             8,230   Chevron Corporation                                  698,007            1.6
                                     21,456   Exxon Mobil Corporation                            1,684,296            3.8
                                     12,510   Texaco Inc.                                          666,158            1.5
                                                                                              ------------          -----
                                                                                                 3,048,461            6.9
-----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       12,300   International Paper Company                          366,694            0.8
PRODUCTS                             11,470   Weyerhaeuser Company                                 493,210            1.1
                                                                                              ------------          -----
                                                                                                   859,904            1.9
-----------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                     8,960   The Estee Lauder Companies Inc. (Class A)            442,960            1.0
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      16,620   Bristol-Myers Squibb Company                         968,115            2.2
                                     10,530   Merck & Co., Inc.                                    806,861            1.8
                                     36,418   Pfizer Inc.                                        1,748,040            3.9
                                     10,965   Pharmacia Corporation                                566,753            1.3
                                                                                              ------------          -----
                                                                                                 4,089,769            9.2
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                         3,230   +Applied Materials, Inc.                             292,719            0.7
EQUIPMENT & PRODUCTS                 11,620   Intel Corporation                                  1,552,723            3.5
                                     13,440   Texas Instruments Incorporated                       923,160            2.1
                                                                                              ------------          -----
                                                                                                 2,768,602            6.3
-----------------------------------------------------------------------------------------------------------------------------
SOFTWARE                              7,510   +Citrix Systems, Inc.                                142,221            0.3
                                     21,260   +Microsoft Corporation                             1,699,471            3.8
                                      7,710   +Oracle Corporation                                  647,640            1.4
                                                                                              ------------          -----
                                                                                                 2,489,332            5.5
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                      6,435   The Home Depot, Inc.                                 321,348            0.7
-----------------------------------------------------------------------------------------------------------------------------
WIRELESS                             10,530   +Nextel Communications, Inc. (Class A)               644,304            1.4
TELECOMMUNICATION                    12,090   +Sprint Corp. (PCS Group)                            719,355            1.6
SERVICES                                                                                      ------------          -----
                                                                                                 1,363,659            3.0
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS (COST--$41,584,875)           43,397,649           97.1
-----------------------------------------------------------------------------------------------------------------------------
                                   FACE
                                   AMOUNT                SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $1,070,000   General Motors Acceptance Corp.,
                                              7.13% due 7/03/2000                                1,069,576            2.4
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES (COST--$1,069,576)     1,069,576            2.4
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$42,654,451).......      44,467,225           99.5
                                              TIME DEPOSITS**.............................       2,000,000            4.5
                                              LIABILITIES IN EXCESS OF OTHER ASSETS.......      (1,762,777)          (4.0)
                                                                                              ------------          -----
                                              NET ASSETS..................................    $ 44,704,448          100.0%
                                                                                              ============          ======
-----------------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**   Time deposits bear interest at 6.937% and mature on July 3, 2000.


See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Statement of Assets and Liabilities as of June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost -- $42,654,451) ...................................                       $ 44,467,225
Time deposits ............................................................................                          2,000,000
Receivables:
  Capital shares sold ....................................................................   $     96,507
  Dividends ..............................................................................         13,350
  Interest ...............................................................................            385             110,242
                                                                                             ------------
Prepaid expense ..........................................................................                             63,587
                                                                                                                 ------------
  Total assets ...........................................................................                         46,641,054
                                                                                                                 ------------
LIABILITIES:
Payables:
  Securities purchased ...................................................................      1,830,769
  Investment adviser .....................................................................         18,446
  Capital shares redeemed ................................................................            127           1,849,342
                                                                                             ------------
Accrued expenses and other liabilities ...................................................                             87,264
                                                                                                                 ------------
  Total liabilities ......................................................................                          1,936,606
                                                                                                                 ------------
NET ASSETS:
Net assets ...............................................................................                       $ 44,704,448
                                                                                                                 ============
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value, 200,000,000 shares authorized+ .........                       $        387
Paid-in capital in excess of par .........................................................                         42,721,319
Accumulated investment loss on investments -- net ........................................                           (13,723)
Undistributed realized capital gain on investments -- net ................................                            183,691
Unrealized appreciation on investments -- net ............................................                          1,812,774
                                                                                                                 ------------
NET ASSETS ...............................................................................                       $ 44,704,448
                                                                                                                 ============
NET ASSET VALUE:
Class A -- Based on net assets of $44,704,448 and 3,866,591 shares outstanding ...........                       $      11.56
                                                                                                                 ============

+    The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Statement of Operations for the Six Months Ended June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ................................................................................                       $    146,892
Interest and discount earned .............................................................                             52,100
                                                                                                                 ------------
Total income .............................................................................                            198,992
                                                                                                                 ------------
EXPENSES:
Investment advisory fees .................................................................   $   110,612
Accounting services ......................................................................        39,246
Custodian fees ...........................................................................        28,186
Professional fees ........................................................................        26,333
Offering costs ...........................................................................        19,173
Printing and shareholder reports .........................................................        14,755
Director's fees and expenses .............................................................        13,574
Transfer agent fees ......................................................................         4,802
Registration fees ........................................................................         3,026
Pricing fees .............................................................................           300
Other ....................................................................................         2,011
                                                                                             ------------
Total expenses before reimbursement ......................................................       262,018
Reimbursement of expenses ................................................................       (49,303)
                                                                                             ------------
Total expenses after reimbursement .......................................................                            212,715
                                                                                                                 ------------
Investment loss -- net ...................................................................                            (13,723)
                                                                                                                 ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized gain from investments -- net ....................................................                            284,188
Change in unrealized appreciation on investments -- net ..................................                         (1,322,958)
                                                                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................                        $(1,052,493)
                                                                                                                 ============


See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR THE SIX      FOR THE PERIOD
                                                                                                 MONTHS ENDED     APRIL 30, 1999+
INCREASE (DECREASE) IN NET ASSETS:                                                              JUNE 30, 2000   TO DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net .......................................................................   $   (13,723)        $    (5,446)
Realized gain (loss) on investments -- net ...................................................       284,188             (47,005)
Change in unrealized appreciation on investments -- net ......................................    (1,322,958)          3,135,732
                                                                                                 -----------         -----------
Net increase (decrease) in net assets resulting from operations ..............................    (1,052,493)          3,083,281
                                                                                                 -----------         -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
In excess of investment income -- net:
  Class A ....................................................................................          --               (69,125)
In excess of realized gain on investments -- net:
  Class A ....................................................................................          --               (53,492)
                                                                                                 -----------         -----------
Net decrease in net assets resulting from dividends and distributions
  to shareholders ............................................................................          --              (122,617)
                                                                                                 -----------         -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share transactions ...........................    21,743,094          21,053,083
                                                                                                 -----------         -----------
NET ASSETS:
Total increase in net assets .................................................................    20,690,601          24,013,747
Beginning of period ..........................................................................    24,013,847                 100
                                                                                                 -----------         -----------
End of period ................................................................................   $44,704,448         $24,013,847
                                                                                                 ===========         ===========

+    Commencement of operations.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION                                                     CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                                                           ------------------------------------
                                                                                                 FOR THE SIX      FOR THE PERIOD
                                                                                                 MONTHS ENDED     APRIL 30, 1999+
INCREASE (DECREASE) IN NET VALUE:                                                               JUNE 30, 2000   TO DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................................................   $     12.03       $     10.00
                                                                                                 -----------       -----------
Investment loss -- net .......................................................................          --++              --++
Realized and unrealized gain (loss) on investments -- net ....................................          (.47)             2.10
                                                                                                 -----------       -----------
Total from investment operations .............................................................          (.47)             2.10
                                                                                                 -----------       -----------
Less dividends and distributions:
  In excess of investment income -- net ......................................................          --                (.04)
  In excess of realized gain on investments -- net ...........................................          --                (.03)
                                                                                                 -----------       -----------
Total dividends and distributions ............................................................          --                (.07)
                                                                                                 -----------       -----------
Net asset value, end of period ...............................................................   $     11.56       $     12.03
                                                                                                 ===========       ===========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ...........................................................         (3.91%)@          20.94%@
                                                                                                 ===========       ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ...............................................................          1.25%*            1.25%*
                                                                                                 ===========       ===========
Expenses .....................................................................................          1.54%*            2.83%*
                                                                                                 ===========       ===========
Investment loss -- net .......................................................................          (.08%)*           (.07%)*
                                                                                                 ===========       ===========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....................................................   $    44,704       $    24,014
                                                                                                 ===========       ===========
Portfolio turnover ...........................................................................         35.03%            37.25%
                                                                                                 ===========       ===========

*    Annualized.
** Total investment returns exclude insurance-related fees and expenses. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+    Commencement of operations.
++   Amount is less than $.01 per share.
@   Aggregate total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Mercury V.I. U.S Large Cap Fund ( the "Fund") is a series of Mercury Asset Management V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS-- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS-- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FORWARD FOREIGN EXCHANGE CONTRACTS-- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Mercury Asset Management International Limited ("Mercury International"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

Mercury International is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Mercury International has entered into a Sub-Advisory Agreement with Fund Asset Management, L.P. ("FAM"), another indirect wholly-owned subsidiary of ML & Co. with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

Mercury International has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively.

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

For the six months ended June 30, 2000, Mercury International earned fees of $110,612, of which $49,303 were voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury International, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $32,936,464 and $11,606,613, respectively.

Net realized gains for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

                                                                                                     REALIZED      UNREALIZED
                                                                                                       GAINS         GAINS
-----------------------------------------------------------------------------------------------------------------------------
Long-term investments ..........................................................................   $   284,188    $ 1,812,774
                                                                                                   -----------    -----------
Total investments ..............................................................................   $   284,188    $ 1,812,774
                                                                                                   ===========    ===========

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,812,774, of which $4,649,880 related to appreciated securities and $2,837,106 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $42,654,451.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

                                                                                                                     DOLLAR
CLASS A SHARES FOR THE SIX MONTHS ENDED JUNE 30, 2000                                                 SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................................................     2,038,813    $23,701,088
Shares redeemed ................................................................................      (168,231)    (1,957,994)
                                                                                                   -----------    -----------
Net increase ...................................................................................     1,870,582    $21,743,094
                                                                                                   ===========    ===========


                                                                                                                     DOLLAR
CLASS A SHARES FOR THE PERIOD APRIL 30, 1999+ TO DECEMBER 30, 1999                                    SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................................................     2,113,257    $22,372,710
Shares issued to shareholders in reinvestment of dividends and distributions ...................        10,561        122,618
                                                                                                   -----------    -----------
Total issued ...................................................................................     2,123,818     22,495,328
Shares redeemed ................................................................................      (127,819)    (1,442,245)
                                                                                                   -----------    -----------
Net increase ...................................................................................     1,995,999    $21,053,083
                                                                                                   ===========    ===========

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 10 shares to Mercury International for $100.

--------------------------------------------------------------------------------
MERCURY V.I. U.S. LARGE CAP FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President
DAVID O. BEIM-Director
JAMES T.  FLYNN-Director
W. CARL KESTER-Director
KAREN P. ROBARDS-Director
TERRY K. GLENN-Director and Executive Vice President
DONALD C. BURKE-Vice President and Treasurer
ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury V.I. U.S. Large Cap Fund of
Mercury Asset Management V.I. Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


[GRAPHIC] Printed on post-consumer recycled paper                  MERCVI1--6/00

--------------------------------------------------------------------------------




                        MERRILL LYNCH VARIABLE
                        ----------------------
                        SERIES FUNDS, INC.
                        ------------------






INVESTMENT PORTFOLIOS
AVAILABLE WITH HARTFORD LIFE INSURANCE COMPANY

-Global Growth Focus Fund








                                                              Semi-Annual Report
                                                              June 30, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

   Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

   Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

   During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

   In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain, increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

   Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.


PORTFOLIO MATTERS

   For the six-month period ended June 30, 2000, Global Growth Focus Fund's Class A Shares had a total return of -1.19%, as compared to -2.56% (in US dollars) for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index. For the 12 months ended June 30, 2000, Global Growth Focus Fund's Class A Shares returned +29.64% and the MSCI World Stock Index returned +12.19% (in US dollars). For the six months ended June 30, 2000, the actively managed portfolios in the Lipper Analytical Services Global Funds Average returned -1.20%.

   The primary reason for the Fund's comparative investment performance is our continued focus on the investment strategy that we implemented early in the September 1999 quarter. During the third calendar quarter of 1999, we shifted company investments in banking and financial, financial services, insurance, health care, food and household product industries into technology organizations where the focus was providing systems for the new Internet communication infrastructure.

   We have continued to focus the company investments on the leading technology organizations in the communications systems and components areas, such as Cisco Systems, Inc., Nortel Networks Corporation, Texas Instruments Incorporated, STMicroelectronics NV, JDS Uniphase Corporation and Nokia Oyj. Secondarily, we have emphasized company investments in large global energy and oil service organizations, such as Enron Corp. and Schlumberger Limited. Also, we continued to invest positive cash inflows during the months of April and May 2000 as the overall declines took place in the global stock markets.


IN CONCLUSION

   We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook and strategies with you in our next report to shareholders.



Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director





/s/ Lawrence R. Fuller

Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +29.64%
--------------------------------------------------------------------------------
Inception (6/05/98) to 6/30/00                                            +20.98
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------
                                                    6 MONTH          12 MONTH
                                                  TOTAL RETURN     TOTAL RETURN
--------------------------------------------------------------------------------
Class A Shares                                       -1.19%           +29.64%
--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

   Past results shown should not be considered a representation of future performance.

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                                                                         (IN US DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH                                   SHARES                                                                         PERCENT OF
AMERICA             INDUSTRY              HELD                    INVESTMENTS                            VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CANADA              COMMUNICATIONS      160,000        Nortel Networks Corporation..................  $ 11,089,964          4.1%
                    EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
                    WIRELINE             28,328       +AT&T Canada Inc. ............................       936,594          0.4
                    COMMUNICATIONS      100,000       +Rogers Communications,
                                                          Inc. 'B'..................................     2,831,207          1.0
                                                                                                      ------------        ------
                                                                                                         3,767,801          1.4
                    ---------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CANADA                      14,857,765          5.5
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       ADVERTISING          11,863        The Interpublic Group of Companies, Inc. ....       510,109          0.2
                    ---------------------------------------------------------------------------------------------------------------
                    BIOTECHNOLOGY         5,000       +Affymetrix, Inc. ............................       825,312          0.3
                                         73,000       +Immunex Corporation .........................     3,608,937          1.3
                                                                                                      ------------        ------
                                                                                                         4,434,249          1.6
                    ---------------------------------------------------------------------------------------------------------------
                    BROADCASTING         10,056       +AMFM Inc. ...................................       693,864          0.2
                                         13,150       +Infinity Broadcasting Corporation (Class A)..       479,153          0.2
                                                                                                      ------------       ------
                                                                                                         1,173,017          0.4
                    ---------------------------------------------------------------------------------------------------------------
                    BROADCASTING--RADIO   8,665       +Viacom, Inc. (Class B).......................       590,845          0.2
                    & TELEVISION
                    ---------------------------------------------------------------------------------------------------------------
                    COMMUNICATIONS       57,643       +3Com Corporation.............................     3,318,075          1.2
                    EQUIPMENT           210,200       +Cisco Systems, Inc. .........................    13,360,837          5.0
                                         46,000       +JDS Uniphase Corporation.....................     5,511,375          2.0
                                                                                                      ------------        ------
                                                                                                        22,190,287          8.2
                    ---------------------------------------------------------------------------------------------------------------
                    COMPUTERS            84,000       +EMC Corporation..............................     6,462,750          2.4
                                        100,000       +Sun Microsystems, Inc. ......................     9,093,750          3.4
                                                                                                      ------------        ------
                                                                                                        15,556,500          5.8
                    ---------------------------------------------------------------------------------------------------------------
                    ELECTRICAL          115,000        General Electric Company.....................     6,095,000          2.3
                    EQUIPMENT
                    ---------------------------------------------------------------------------------------------------------------
                    ELECTRONICS          24,000       +Broadcom Corporation (Class A)...............     5,254,500          2.0
                                         24,000       +LSI Logic Corporation .......................     1,299,000          0.5
                                         40,000        Texas Instruments Incorporated...............     2,747,500          1.0
                                         21,000       +Xilinx, Inc. ................................     1,733,813          0.6
                                                                                                      ------------        ------
                                                                                                        11,034,813          4.1
                    ---------------------------------------------------------------------------------------------------------------
                    ENERGY               21,968        El Paso Energy Corporation...................     1,118,995          0.4
                                         68,685        Enron Corp. .................................     4,430,182          1.6
                                                                                                      ------------        ------
                                                                                                         5,549,177          2.0
                    ---------------------------------------------------------------------------------------------------------------
                    ENTERTAINMENT        19,816        The Walt Disney Company......................       769,109          0.3
                    ---------------------------------------------------------------------------------------------------------------
                    FINANCIAL SERVICES   52,016        T. Rowe Price Associates, Inc. ..............     2,210,680          0.8
                    ---------------------------------------------------------------------------------------------------------------
                    INFORMATION          45,000       +America Online, Inc. ........................     2,373,750          0.9
                    PROCESSING          132,000       +Exodus Communications, Inc. .................     6,080,250          2.3
                                         11,000       +Palm, Inc. ..................................       367,125          0.1
                                                                                                      ------------        ------
                                                                                                         8,821,125          3.3
                    ---------------------------------------------------------------------------------------------------------------
                    OIL SERVICES         64,497        Baker Hughes Incorporated....................     2,063,904          0.8
                                          2,725        Diamond Offshore Drilling, Inc. ..............       95,716          0.0
                                         24,000        Halliburton Company..........................     1,132,500          0.4
                                         51,555        Schlumberger Limited.........................     3,847,292          1.4
                                                                                                      ------------        ------
                                                                                                         7,139,412          2.6
                    ---------------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS      15,000        Merck & Co., Inc. ...........................     1,149,375          0.4
                                         45,486        Pfizer Inc. .................................     2,183,328          0.8
                                                                                                      ------------        ------
                                                                                                         3,332,703          1.2
                    ---------------------------------------------------------------------------------------------------------------
                    RESTAURANTS          14,273        McDonald's Corporation.......................       470,117          0.2
                    ---------------------------------------------------------------------------------------------------------------
                    RETAIL               44,000       +Amazon.com, Inc. ............................     1,597,750          0.6
                                         42,000       +eBay Inc. ...................................     2,278,500          0.8
                                                                                                      ------------        ------
                                                                                                         3,876,250          1.4
                    ---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)                                                             (IN US DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA                                  SHARES                                                                         PERCENT OF
(CONCLUDED)        INDUSTRY                HELD                      INVESTMENTS                          VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       SEMICONDUCTORS        42,000       +Applied Materials, Inc. ...................  $  3,806,250          1.4%
(CONCLUDED)         ---------------------------------------------------------------------------------------------------------------
                    SOFTWARE--COMPUTER   152,000       +BEA Systems, Inc. .........................     7,505,000          2.8
                                          84,000       +Commerce One, Inc. ........................     3,827,250          1.4
                                          10,000       +Rational Software Corporation..............       928,750          0.3
                                                                                                     ------------        ------
                                                                                                       12,261,000          4.5
                    ---------------------------------------------------------------------------------------------------------------
                    SPECIALTY RETAILING  13,000       +Staples, Inc. .............................       199,875          0.1
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELESS              2,198       +Sprint Corp. (PCS Group)...................       130,781          0.1
                    COMMUNICATIONS       25,000       +Western Wireless Corporation (Class A).....     1,360,937          0.5
                                                                                                     ------------        ------
                                                                                                       1,491,718          0.6
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELINE             27,312        AT&T Corp. ................................       863,742          0.3
                    COMMUNICATIONS        3,100       +Infonet Services Corporation (Class B).....        37,006          0.0
                                         64,000       +NorthPoint Communications Group, Inc. .....       712,000          0.3
                                         78,420       +WorldCom, Inc. ............................     3,597,517          1.3
                                                                                                     ------------        ------
                                                                                                       5,210,265          1.9
                    ---------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE
                                                       UNITED STATES                                 116,722,501         43.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN NORTH AMERICA
                                                       (COST--$111,850,637)                          131,580,266         48.6
-----------------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA           WIRELESS            275,000       +Cable & Wireless Optus
                    COMMUNICATIONS                         Limited................................       822,248          0.3
                    ---------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN AUSTRALIA.............       822,248          0.3
-----------------------------------------------------------------------------------------------------------------------------------
CHINA               INFORMATION          40,000       +China.Com Corporation 'A'..................       815,000          0.3
                    PROCESSING
                    ---------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CHINA                        815,000          0.3
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN               AUTOMOBILES           2,000        Honda Motor Co., Ltd. .....................        68,239          0.0
                                         60,000        Toyota Motor Corporation...................     2,739,001          1.0
                                                                                                     ------------        ------
                                                                                                       2,807,240          1.0
                    ---------------------------------------------------------------------------------------------------------------
                    COMPUTERS            75,000        Fujitsu Limited............................     2,601,484          1.0
                    ---------------------------------------------------------------------------------------------------------------
                    LEISURE              28,600        Sony Corporation...........................     2,676,055          1.0
                    ---------------------------------------------------------------------------------------------------------------
                    PHOTOGRAPHY           1,000        Fuji Photo Film............................        41,019          0.0
                    ---------------------------------------------------------------------------------------------------------------
                    RETAIL STORES        67,000        Ito-Yokado Co., Ltd. ......................     4,040,074          1.5
                    ---------------------------------------------------------------------------------------------------------------
                    SEMICONDUCTORS        4,000        Tokyo Electron Limited.....................       548,934          0.2
                    ---------------------------------------------------------------------------------------------------------------
                    TRANSPORT SERVICES      500        East Japan Railway Company.................     2,911,016          1.1
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELESS                290        NTT Mobile Communications
                    COMMUNICATIONS                     Network, Inc. .............................     7,866,358          2.9
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELINE                280        Nippon Telegraph & Telephone
                    COMMUNICATIONS                       Corporation (NTT)........................     3,731,393          1.4
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN JAPAN                     27,223,573         10.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE
                                                       PACIFIC BASIN (COST--$29,723,948)              28,860,821         10.7
-----------------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
-----------------------------------------------------------------------------------------------------------------------------------
DENMARK             WIRELINE             20,880        Tele Danmark A/S...........................     1,411,246          0.5
                    COMMUNICATIONS
                    ---------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN DENMARK                    1,411,246          0.5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)                                                             (IN US DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE                                     SHARES                                                                      PERCENT OF
(CONTINUED)        INDUSTRY                  HELD                    INVESTMENTS                           VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
FINLAND             COMMUNICATIONS       200,160        Nokia Oyj..................................   $  10,255,632        3.8%
                    EQUIPMENT
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELESS              14,000        Sonera Oyj.................................         640,824        0.2
                    COMMUNICATIONS
                    ---------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN FINLAND                     10,896,456        4.0
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE              BANKING & FINANCIAL    8,900        Credit Lyonnais............................         424,871        0.1
                    ---------------------------------------------------------------------------------------------------------------
                    BROADCASTING &        25,740        Societe Television
                    PUBLISHING                            Francaise 1..............................       1,801,229        0.7
                    ---------------------------------------------------------------------------------------------------------------
                    CHEMICALS             21,717        Aventis SA.................................       1,563,426        0.6
                    ---------------------------------------------------------------------------------------------------------------
                    COSMETICS                130       +L'Oreal SA.................................         113,029        0.0
                    ---------------------------------------------------------------------------------------------------------------
                    ELECTRICAL            20,000        Alstom.....................................         542,759        0.2
                    EQUIPMENT
                    ---------------------------------------------------------------------------------------------------------------
                    ELECTRONICS          111,000        STMicroelectronics NV......................       7,022,704        2.6
                    ---------------------------------------------------------------------------------------------------------------
                    FOOD                   2,296        Groupe Danone..............................         305,931        0.1
                    ---------------------------------------------------------------------------------------------------------------
                    INSURANCE              2,946        Axa........................................         465,966        0.2
                    ---------------------------------------------------------------------------------------------------------------
                    OIL/INTEGRATED--      15,000        Total Fina SA 'B'..........................       2,309,267        0.8
                    INTERNATIONAL
                    ---------------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS        3,060        Aventis SA.................................         224,252        0.1
                    ---------------------------------------------------------------------------------------------------------------
                    RETAIL STORES          6,648        Carrefour SA...............................         456,291        0.2
                    ---------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN FRANCE                      15,229,725        5.6
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY             AUTOMOBILES           17,529        DaimlerChrysler AG ........................         923,341        0.3
                    ---------------------------------------------------------------------------------------------------------------
                    CHEMICALS              7,187        BASF AG....................................         292,458        0.1
                                          17,155        Bayer AG...................................         670,947        0.3
                                           1,588        Celanese AG................................          30,902        0.0
                                                                                                       ------------      ------
                                                                                                            994,307        0.4
                    ---------------------------------------------------------------------------------------------------------------
                    ELECTRONICS           26,000        Siemens AG.................................       3,925,467        1.5
                    ---------------------------------------------------------------------------------------------------------------
                    INSURANCE              1,646        Allianz AG (Registered Shares).............         599,585        0.2
                    ---------------------------------------------------------------------------------------------------------------
                    RETAIL STORES         55,000        Metro AG...................................       1,940,206        0.7
                    ---------------------------------------------------------------------------------------------------------------
                    SOFTWARE--COMPUTER      2,800       +Brokat Infosystems AG......................        218,753        0.1
                    ---------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN GERMANY                      8,601,659        3.2
-----------------------------------------------------------------------------------------------------------------------------------
ITALY               BANKING &            120,000       +Banca di Roma SpA..........................         147,931        0.1
                    FINANCIAL             54,750        Unicredito Italiano SpA....................         262,942        0.1
                                                                                                       ------------      ------
                                                                                                            410,873        0.2
                    ---------------------------------------------------------------------------------------------------------------
                    INSURANCE              7,500        Assicurazioni Generali.....................         258,103        0.1
                                         228,725        Istituto Nazionale delle Assicurazioni (INA)
                                                          SpA......................................         565,680        0.2
                                                                                                       ------------      ------
                                                                                                            823,783        0.3
                    ---------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN ITALY                        1,234,656        0.5
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS         CHEMICALS             18,000        Akzo Nobel NV..............................         767,839        0.3
                                          36,000        DSM NV.....................................       1,159,523        0.4
                                                                                                       ------------      ------
                                                                                                          1,927,362        0.7
                    ---------------------------------------------------------------------------------------------------------------
                    ENERGY                55,000        Royal Dutch Petroleum Company..............       3,432,267        1.3
                    ---------------------------------------------------------------------------------------------------------------
                    INSURANCE              8,784        Aegon NV...................................         313,826        0.1
                                          16,282        ING Groep NV...............................       1,105,041        0.4
                                                                                                       ------------      ------
                                                                                                          1,418,867        0.5
                    ---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)                                                             (IN US DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE                                     SHARES                                                                      PERCENT OF
(CONCLUDED)         INDUSTRY                 HELD                    INVESTMENTS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS         LEISURE               31,584         Koninklijke (Royal) Philips
(CONCLUDED)                                                Electronics NV..........................    $  1,495,655        0.6%
                    ---------------------------------------------------------------------------------------------------------------
                    SEMICONDUCTORS        75,000        +ASM Lithography Holding NV................       3,236,713        1.2
                                          21,000        +ASM Lithography Holding NV (ADR)(a) ......         925,313        0.3
                                                                                                       ------------      ------
                                                                                                          4,162,026        1.5
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELINE              33,195        +Equant....................................       1,354,290        0.5
                    COMMUNICATIONS
                    ---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN THE NETHERLANDS            13,790,467        5.1
-----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL            WIRELINE              93,500         Portugal Telecom SA (Registered Shares)...       1,054,038        0.4
                    COMMUNICATIONS
                    ---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN PORTUGAL                    1,054,038        0.4
-----------------------------------------------------------------------------------------------------------------------------------
SPAIN               BANKING & FINANCIAL   16,929        +Banco Bilbao Vizcaya, SA .................         253,970        0.1
                                          55,530         Banco Santander Central Hispano, SA.......         588,203        0.2
                                                                                                      -------------      ------
                                                                                                            842,173        0.3
                    ---------------------------------------------------------------------------------------------------------------
                    INFORMATION          132,000         Telefonica Publicidad e
                    PROCESSING                             Informacion, SA.........................       1,251,433        0.5
                    ---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SPAIN                       2,093,606        0.8
-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN              COMMUNICATIONS       183,060         Telefonaktiebolaget LM Ericsson AB 'B'....       3,641,999        1.3
                    EQUIPMENT
                    ---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SWEDEN...............       3,641,999        1.3
-----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND         FOOD                     300         Nestle SA (Registered Shares).............         602,361        0.2
                    ---------------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS          520         Novartis AG (Registered Shares)...........         826,321        0.3
                    ---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SWITZERLAND                 1,428,682        0.5
-----------------------------------------------------------------------------------------------------------------------------------
UNITED              BANKING & FINANCIAL   20,655         HSBC Holdings PLC.........................         236,242        0.1
KINGDOM             ---------------------------------------------------------------------------------------------------------------
                    ENERGY               400,000         BP Amoco PLC..............................       3,839,250        1.4
                    ---------------------------------------------------------------------------------------------------------------
                    HOUSEHOLD PRODUCTS    18,892         Unilever PLC..............................         114,402        0.0
                    ---------------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS        8,500         AstraZeneca Group PLC.....................         396,982        0.1
                                          23,550         Glaxo Wellcome PLC........................         687,021        0.3
                                          43,776         SmithKline Beecham PLC....................         573,257        0.2
                                                                                                       ------------      ------
                                                                                                          1,657,260        0.6
                    ---------------------------------------------------------------------------------------------------------------
                    PUBLISHING            20,000         EMAP PLC..................................         321,855        0.2
                                          11,160         Pearson PLC...............................         354,798        0.1
                                                                                                       ------------      ------
                                                                                                            676,653        0.3
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELESS           1,813,433         Vodafone AirTouch PLC.....................       7,330,101        2.7
                    COMMUNICATIONS
                    ---------------------------------------------------------------------------------------------------------------
                    WIRELINE             185,071       +COLT Telecom Group PLC.....................       6,163,938        2.3
                    COMMUNICATIONS        81,000       +Energis PLC................................       3,038,670        1.1
                                                                                                       ------------      ------
                                                                                                          9,202,608        3.4
                    ---------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN THE
                                                        UNITED KINGDOM                                   23,056,516        8.5
-----------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN WESTERN EUROPE
                                                        (COST--$70,529,008)........................      82,439,050       30.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)                                                            (IN US DOLLARS)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                     FACE                                                                                    PERCENT OF
SECURITIES                   AMOUNT                     ISSUE                                             VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL             $  8,511,000         General Motors Acceptance Corp., 7.13% due
PAPER*                                       7/03/2000.............................................   $  8,505,943          3.1%
                         10,000,000         Goldman Sachs Group, Inc., 6.75% due
                                             7/06/2000.............................................      9,988,750          3.7
                                                                                                      ------------        ------
                                                                                                        18,494,693          6.8
-----------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                               Federal Home Loan Mortgage Corporation:
AGENCY OBLIGATIONS*       3,180,000           6.48% due 7/14/2000..................................      3,171,986          1.2
                          6,030,000           6.46% due 7/18/2000..................................      6,010,523          2.2
                                                                                                      ------------        ------
                                                                                                         9,182,509          3.4
-----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                            (COST--$27,677,202)....................................     27,677,202         10.2
-----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$239,780,795).................    270,557,339         99.9
                                            OTHER ASSETS LESS LIABILITIES..........................        249,425          0.1
                                                                                                      ------------        ------
                                            NET ASSETS.............................................   $270,806,764        100.0%
                                                                                                      ============        ======
-----------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+   Non-income producing security.
(a) American Depositary Receipts (ADR).




See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost--$239,780,795).........................................              $270,557,339
Cash..........................................................................................                   111,300
Receivables:
  Capital shares sold......................................................................... $  529,170
  Securities sold.............................................................................    388,951
  Dividends...................................................................................    129,702      1,047,823
                                                                                               ----------
Prepaid expenses and other assets.............................................................                 1,156,349
                                                                                                             -----------
Total assets..................................................................................               272,872,811
                                                                                                             -----------
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank..............................................................................  1,107,461
  Securities purchased........................................................................    628,484
  Investment adviser..........................................................................    155,114
  Capital shares redeemed.....................................................................    105,791      1,996,850
                                                                                               ----------
Accrued expenses and other liabilities........................................................                    69,197
                                                                                                            ------------
Total liabilities.............................................................................                 2,066,047
                                                                                                             -----------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................              $270,806,764
                                                                                                            ============
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized+................              $  1,862,681
Paid-in capital in excess of par..............................................................               229,931,078
Undistributed investment income--net..........................................................                   173,633
Undistributed realized capital gains on investments and foreign currency transactions--net....                 8,058,592
Unrealized appreciation on investments and foreign currency transactions--net.................                30,780,780
                                                                                                            ------------
NET ASSETS....................................................................................              $270,806,764
                                                                                                            ============
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $270,806,764 and 18,626,806 shares outstanding.................                  $ 14.54
                                                                                                            ============
----------------------------------------------------------------------------------------------------------------------------------

+  THE FUND IS ALSO AUTHORIZED TO ISSUE 100,000,000 CLASS B SHARES.





See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount earned.......................................................................                  $    592,995
Dividends (net of $69,098 foreign withholding tax) ................................................                       589,068
                                                                                                                     ------------
Total income.......................................................................................                     1,182,063
                                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees...........................................................................    $  896,636
Custodian fees.....................................................................................        38,897
Accounting services................................................................................        20,074
Registration fees..................................................................................        19,797
Professional fees..................................................................................        13,343
Printing and shareholder reports...................................................................         9,276
Transfer agent fees................................................................................         2,007
Directors' fees and expenses.......................................................................         1,753
Pricing services...................................................................................           927
Other..............................................................................................         1,618
                                                                                                      -----------
Total expenses.....................................................................................                     1,004,328
                                                                                                                     ------------
Investment income--net.............................................................................                       177,735
                                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY
   TRANSACTIONS--NET:
Realized gain (loss) from:
   Investments--Net.................................................................................     8,151,397
   Foreign currency transactions--net..............................................................       (57,092)       8,094,305
                                                                                                      -----------
Change in unrealized appreciation/depreciation on:
   Investments--net................................................................................   (16,043,032)
   Foreign currency transactions--net..............................................................         7,743      (16,035,289)
                                                                                                      -----------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................                  $  (7,763,249)
                                                                                                                     =============
-----------------------------------------------------------------------------------------------------------------------------------







See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                   FOR THE SIX             FOR THE
                                                                                   MONTHS ENDED          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                                 JUNE 30, 2000      DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.........................................................   $   177,735          $  1,268,598
Realized gain on investments and foreign currency transactions--net............     8,094,305             2,090,153
Change in unrealized appreciation on investments and foreign currency
   transactions--net...........................................................   (16,035,289)           45,178,580
                                                                                 ------------          ------------
Net increase (decrease) in net assets resulting from operations................    (7,763,249)           48,537,331
                                                                                 ------------          ------------
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
   Class A ....................................................................       (4,102)           (1,171,390)
Realized gain on investments--net:
   Class A ....................................................................   (1,153,439)           (1,105,991)
                                                                                ------------          ------------
Net decrease in net assets resulting from dividends and distributions to
   shareholders................................................................   (1,157,541)           (2,277,381)
                                                                                ------------          ------------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share transactions.............   99,319,780           114,490,492
                                                                                ------------          ------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets...................................................   90,398,990           160,750,442
Beginning of period............................................................  180,407,774            19,657,332
                                                                                ------------          ------------
End of period*................................................................. $270,806,764          $180,407,774
                                                                                ============          ============
----------------------------------------------------------------------------------------------------------------------------
*UNDISTRIBUTED INVESTMENT INCOME--NET.......................................... $    173,633          $         --
                                                                                ============          ============
----------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements

----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                CLASS A++
STATEMENTS.                                                -----------------------------------------------------------------
                                                            FOR THE SIX          FOR THE             FOR THE PERIOD
                                                           MONTHS ENDED         YEAR ENDED           JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                    JUNE 30, 2000     DECEMBER 31, 1999     TO DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................   $  14.78           $  10.82               $  10.00
                                                              --------           --------               --------
Investment income--net.....................................        .01                .11                    .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................       (.18)              4.06                    .79
                                                              --------           --------               --------
Total from investment operations...........................       (.17)              4.17                    .82
                                                              --------           --------               --------
Less dividends and distributions:
  Investment income--net...................................         --ff             (.12)                    --
  Realized gain on investments--net........................       (.07)              (.09)                    --
                                                              --------           --------               --------
Total dividends and distributions..........................       (.07)              (.21)                    --
                                                              --------           --------               --------
Net asset value, end of period.............................   $  14.54           $  14.78               $  10.82
                                                              ========           ========               ========
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................     (1.19%)f           38.69%                  8.20%f
                                                              ========           ========               ========
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................       .84%*              .87%                  1.03%*
                                                              ========           ========               ========
Investment income--net.....................................       .15%*              .97%                   .63%*
                                                              ========           ========               ========
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................   $270,807           $180,408               $ 19,657
                                                              ========           ========               ========
Portfolio turnover.........................................     24.34%             99.09%                 15.25%
                                                              ========           ========               ========
----------------------------------------------------------------------------------------------------------------------------

*  ANNUALIZED.
** TOTAL INVESTMENT RETURNS EXCLUDE INSURANCE-RELATED FEES AND EXPENSES. + COMMENCEMENT OF OPERATIONS.
++ BASED ON AVERAGE SHARES OUTSTANDING.
f  AGGREGATE TOTAL INVESTMENT RETURN.
ff AMOUNT IS LESS THAN $.01 PER SHARE.






See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's Financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

   (a) VALUATION OF INVESTMENTS--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

   (b) DERIVATIVE FINANCIAL INSTRUMENTS--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

   -- FORWARD FOREIGN EXCHANGE CONTRACTS--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

   -- OPTIONS--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

   Written and purchased options are non-income producing investments.

   -- FINANCIAL FUTURES CONTRACTS--The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

--------------------------------------------------------------------------------
amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   -- FOREIGN CURRENCY OPTIONS AND FUTURES--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

   (c) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

   (d) INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

   (e) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

   (f) DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

   (g) CUSTODIAN BANK--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

   MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

   MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

   For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $25,501 in commissions on the execution of portfolio security transactions.

   Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

   FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

   Accounting services are provided to the Fund by MLIM at cost.

   Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $133,822,384 and $52,760,365, respectively.

--------------------------------------------------------------------------------
   Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized       Unrealized
                                                 Gains (Losses)      Gains
--------------------------------------------------------------------------------
Long-term investments..........................   $8,151,464      $30,776,544
Short-term investments.........................          (67)              --
Foreign currency transactions..................      (57,092)           4,236
                                                  ----------      -----------
Total..........................................   $8,094,305      $30,780,780
                                                  ==========      ===========
--------------------------------------------------------------------------------

   At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $30,776,544, of which $54,194,075 related to appreciated securities and $23,417,531 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $239,780,795.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

--------------------------------------------------------------------------------
Class A for the Six Months Ended                                   Dollar
June 30, 2000                                       Shares         Amount
--------------------------------------------------------------------------------
Shares sold....................................   6,765,461      $104,423,985
Shares issued to shareholders in
  reinvestment of dividends and
  distributions................................      69,522         1,157,541
                                                 ----------      ------------
Total issued...................................   6,834,983       105,581,526
Shares redeemed................................    (415,822)       (6,261,746)
                                                 ----------      ------------
Net increase...................................   6,419,161      $ 99,319,780
                                                 ==========      ============
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A for the Year Ended                                         Dollar
December 31, 1999                                   Shares         Amount
--------------------------------------------------------------------------------
Shares sold....................................  15,332,216      $170,032,328
Shares issued to shareholders in
  reinvestment of dividends and
  distributions................................     159,398         2,277,381
                                                 ----------      ------------
Total issued...................................  15,491,614       172,309,709
                                                 ----------      ------------
Shares redeemed................................  (5,100,726)      (57,819,217)
                                                 ----------      ------------
Net increase...................................  10,390,888      $114,490,492
                                                 ==========      ============
--------------------------------------------------------------------------------

5.  COMMITMENTS:
At June 30, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $113,000 and $394,000, respectively.

--------------------------------------------------------------------------------
   This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



























Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                    MITCHELL
                                                    HUTCHINS  SERIES
                                                    TRUST

                                                    GROWTH AND
                                                    INCOME PORTFOLIO

                                                    SEMIANNUAL REPORT

-C-2000 PaineWebber Incorporated
      All rights reserved.                          JUNE 30 , 2000
             Member SIPC

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                              JUNE 30 , 2000 (unaudited)

NUMBER OF
  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS--75.86%
AIRLINES--0.65%
    3,500   Delta Air Lines,Inc. .........................          $    176,969
                                                                    ------------
BANKS--3.79%
    9,216   Chase Manhattan Corp. ........................               424,512
   10,000   Citigroup,Inc. ...............................               602,500
                                                                    ------------
                                                                       1,027,012
                                                                    ------------
BROADCASTING & PUBLISHING--0.35%
    1,600   NTL Inc.* ....................................                95,800
                                                                    ------------
CHEMICALS--1.40%
   12,600   Dow Chemical Co. .............................               380,363
                                                                    ------------
COMPUTER HARDWARE--7.37%
    6,000   Apple Computer,Inc.* .........................               314,250
   18,200   Cisco Systems Inc.* ..........................             1,156,837
   10,700   Dell Computer Corp.* .........................               527,644
                                                                    ------------
                                                                       1,998,731
                                                                    ------------
COMPUTER SOFTWARE--4.73%
    3,100   BMC Software,Inc.* ...........................               113,102
    4,700   IBM Corp. ....................................               514,944
    5,600   Microsoft Corp.* .............................               448,000
   14,200   Unisys Corp.* ................................               206,787
                                                                    ------------
                                                                       1,282,833
                                                                    ------------
CONSUMER DURABLES--1.46%
    8,500   Whirlpool Corp. ..............................               396,313
                                                                    ------------
DEFENSE & AEROSPACE--1.55%
    6,400   Boeing Co. ...................................               267,600
    3,500   TRW Inc. .....................................               151,812
                                                                    ------------
                                                                         419,412
                                                                    ------------
DIVERSIFIED RETAIL--2.37%
    7,000   Federated Department Stores,Inc.* ............               236,250
    7,000   Target Corp. .................................               406,000
                                                                    ------------
                                                                         642,250
                                                                    ------------
DRUGS & MEDICINE--3.16%
    7,150   Pfizer,Inc. ..................................               343,200
   10,200   Schering-Plough Corp. ........................               515,100
                                                                    ------------
                                                                         858,300
                                                                    ------------
ELECTRIC UTILITIES--1.97%
    5,200   Duke Energy Corp. ............................               293,150
    6,000   Energy East Corp. ............................               114,375
    3,300   Unicom Corp. .................................               127,669
                                                                    ------------
                                                                         535,194
                                                                    ------------
ELECTRICAL EQUIPMENT--3.74%
    3,075   Honeywell,Inc. ...............................               103,589
    9,400   Jabil Circuit Inc.* ..........................               466,475

ELECTRICAL EQUIPMENT--(CONCLUDED)
    2,400   Johnson Controls Inc. ........................               123,150
   11,100   Motorola,Inc. ................................               322,594
                                                                    ------------
                                                                       1,015,808
                                                                    ------------
ELECTRICAL POWER--0.62%
    2,800   Emerson Electric Co. .........................               169,050
                                                                    ------------
ENERGY RESERVES & PRODUCTION--7.53%
    6,700   Chevron Corp. ................................               568,244
    6,400   El Paso Energy Corp. .........................               326,000
    6,708   Exxon Mobil Corp. ............................               526,578
    3,900   Phillips Petroleum Co. .......................               197,681
    6,900   Royal Dutch Petroleum Co.,ADR ................               424,781
                                                                    ------------
                                                                       2,043,284
                                                                    ------------
ENTERTAINMENT--1.33%
    5,300   Viacom,Inc.,Class B* .........................               361,394
                                                                    ------------
FINANCIAL SERVICES--2.64%
    4,500   Federal Home Loan Mortgage Corp. .............               182,250
    5,400   General Electric Co. .........................               286,200
    5,800   MBNA Corp. ...................................               157,325
    1,000   Providian Financial Corp. ....................                90,000
                                                                    ------------
                                                                         715,775
                                                                    ------------
FOREST PRODUCTS, PAPER--2.01%
    6,871   Georgia-Pacific Corp. ........................               180,364
    3,700   International Paper Co. ......................               110,306
    5,900   Weyerhaeuser Co. .............................               253,700
                                                                    ------------
                                                                         544,370
                                                                    ------------
INDUSTRIAL PARTS--3.31%
    2,900   Ingersoll Rand Co. ...........................               116,729
    7,600   Mettler-Toledo International Inc.* ...........               304,000
    8,100   United Technologies Corp. ....................               476,887
                                                                    ------------
                                                                         897,616
                                                                    ------------
INDUSTRIAL SERVICES & SUPPLIES--0.80%
    4,600   Tyco International Ltd., ADR .................               217,925
                                                                    ------------
INFORMATION & COMPUTER SERVICES--1.09%
    5,600   America Online Inc.* .........................               295,400
                                                                    ------------
LONG DISTANCE & PHONE COMPANIES--1.72%
   10,150   MCI Worldcom Inc.* ...........................               465,631
                                                                    ------------
MEDIA--0.60%
    4,000   Comcast Corp.,Class A* .......................               162,000
                                                                    ------------
MEDICAL PRODUCTS--1.04%
    4,000   Baxter International,Inc. ....................               281,250
                                                                    ------------
MINING & METALS--0.94%
    8,800   Alcoa,Inc. ...................................               255,200
                                                                    ------------

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

NUMBER OF
  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS--(CONCLUDED)
MOTOR VEHICLES--2.20%
    2,800   Borg Warner Automotive,Inc. ..................          $     98,350
    8,047   Delphi Automotive Systems Corp. ..............               117,184
    8,900   Ford Motor Co. ...............................               382,700
                                                                    ------------
                                                                         598,234
                                                                    ------------
OIL REFINING--0.90%
    5,000   Conoco,Inc. ..................................               122,812
    4,300   Tosco Corp. ..................................               121,744
                                                                    ------------
                                                                         244,556
                                                                    ------------
OIL SERVICES--2.14%
    9,600   Halliburton Co. ..............................               453,000
    2,400   Transocean Sedco Forex,Inc. ..................               128,250
                                                                    ------------
                                                                         581,250
                                                                    ------------
OTHER INSURANCE--1.30%
    4,150   AMBAC Financial Group Inc. ...................               227,472
    6,000   Metlife Inc* .................................               126,375
                                                                    ------------
                                                                         353,847
                                                                    ------------
PUBLISHING--1.66%
    5,700   Knight Ridder,Inc. ...........................               303,169
    3,700   New York Times Co., Class A ..................               146,150
                                                                    ------------
                                                                         449,319
                                                                    ------------
SECURITIES & ASSET MANAGEMENT--3.01%
    7,400   AXA Financial Inc. ...........................               251,600
    6,800   Morgan Stanley Dean Witter & Co. .............               566,100
                                                                    ------------
                                                                         817,700
                                                                    ------------
SEMICONDUCTOR--7.44%
    5,400   Applied Materials,Inc.* ......................               489,375
    7,400   Atmel Corp.* .................................               272,875
    3,500   Intel Corp. ..................................               467,906
    5,600   JDS Uniphase Corp.* ..........................               671,300
    1,600   Vitesse Semiconductor Corp.* .................               117,700
                                                                    ------------
                                                                       2,019,156
                                                                    ------------
SPECIALTY RETAIL--1.04%
    4,300   Circuit City Stores,Inc. .....................               142,706
    9,000   Staples,Inc.* ................................               138,375
                                                                    ------------
                                                                         281,081
                                                                    ------------
Total Common Stocks (cost--$16,150,541) ..................            20,583,023
                                                                    ------------
PREFERRED STOCK--0.90%
WIRELESS TELECOMMUNICATIONS--0.90%
    4,000   Nextel Communications,Inc.*
            (cost--$158,500) .............................               244,750
                                                                    ------------

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                                                   MATURITY DATES    INTEREST RATES        VALUE
---------                                                               ----------------- -----------------    ------------
CONVERTIBLE BONDS--4.08%
FINANCIAL SERVICES--4.08%
$     900   Bell Atlantic Financial Services Inc.+(cost--$900,000) .....     09/15/05           4.250%         $  1,107,000
                                                                                                               ------------
SHORT-TERM U.S.AGENCY OBLIGATION--20.45%
    5,549   Federal Farm Credit Bank Discount Notes(cost--$5,546,975) ..     07/03/00           6.570@            5,546,975
                                                                                                               ------------
Total Investments (cost--$22,756,016)--101.29% .........................                                         27,481,748
Liabilities in excess of other assets--(1.29)% .........................                                           (349,431)
                                                                                                               ------------
Net Assets--100.00% ....................................................                                       $ 27,132,317
                                                                                                               ============

------------------
*    Non-income producing security
+ Security exempt from registration under Rule144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR  American Depositary Receipt
@    Interest rate shown is discount rate at date of purchase.


                 See accompanying notes to financial statements             MH-3

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                  JUNE 30, 2000 (unaudited)
ASSETS
Investments in securities,at value (cost--$22,756,016) .........................   $27,481,748
Cash ...........................................................................         3,926
Receivable for investments sold ................................................        16,121
Dividends and interest receivable ..............................................        19,414
Other assets ...................................................................         1,255
                                                                                   -----------
Total assets ...................................................................    27,522,464
                                                                                   -----------
LIABILITIES
Payable for investments purchased ..............................................       299,814
Payable to affiliates ..........................................................        22,242
Accrued expenses and other liabilities .........................................        68,091
                                                                                   -----------
Total liabilities ..............................................................       390,147
                                                                                   -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ............    19,900,845
Undistributed net investment income ............................................        92,455
Accumulated net realized gains from investment transactions ....................     2,413,285
Net unrealized appreciation of investments .....................................     4,725,732
                                                                                   -----------
Net assets .....................................................................   $27,132,317
                                                                                   ===========
CLASS H:
Net assets .....................................................................   $19,773,155
                                                                                   -----------
Shares outstanding .............................................................     1,327,811
                                                                                   -----------
Net asset value,offering price and redemption value per share ..................        $14.89
                                                                                        ======
CLASS I:
Net assets .....................................................................    $7,359,162
                                                                                   -----------
Shares outstanding .............................................................       494,371
                                                                                   -----------
Net asset value,offering price and redemption value per share ..................        $14.89
                                                                                        ======


MH-4             See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED
                                                                                JUNE 30, 2000
                                                                                 (UNAUDITED)
                                                                              -----------------
INVESTMENT INCOME:
Interest .......................................................................   $   141,568
Dividends (net of foreign withholding taxes of $803) ...........................       126,633
                                                                                   -----------
                                                                                       268,201
                                                                                   -----------
EXPENSES:
Investment advisory and administration .........................................        97,407
Legal and audit ................................................................        28,970
Reports and notices to shareholders ............................................        12,070
Custody and accounting .........................................................         9,420
Distribution fee--Class I ......................................................         8,546
Trustees' fees .................................................................         3,750
Transfer agency fees and related service expenses ..............................         1,630
Other expenses .................................................................        16,379
                                                                                   -----------
                                                                                       178,172
Less:Fee waiver from adviser ...................................................        (2,561)
                                                                                   -----------
Net expenses ...................................................................       175,611
                                                                                   -----------
Net investment income ..........................................................        92,590
                                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investments ............................................     2,413,821
Net change in unrealized appreciation/depreciation of investments ..............    (3,156,380)
                                                                                   -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ..................      (742,559)
                                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $  (649,969)
                                                                                   ===========


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX         FOR THE
                                                                                     MONTHS ENDED       YEAR ENDED
                                                                                     JUNE 30,2000      DECEMBER 31,
                                                                                      (UNAUDITED)         1999
                                                                                     -----------       -----------
FROM OPERATIONS:
Net investment income ..........................................................     $    92,590       $    91,533
Net realized gains from investments ............................................       2,413,821         1,821,542
Net change in unrealized appreciation/depreciation of investments ..............      (3,156,380)          788,421
                                                                                     -----------       -----------
Net increase (decrease) in net assets resulting from operations ................        (649,969)        2,701,496
                                                                                     -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H .................................................         (69,395)             (296)
Net investment income--Class I .................................................         (22,273)              (47)
Net realized gains from investments--Class H ...................................      (1,376,246)               --
Net realized gains from investments--Class I ...................................        (441,711)               --
                                                                                     -----------       -----------
Total dividends and distributions to shareholders ..............................      (1,909,625)             (343)
                                                                                     -----------       -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...........................................       5,483,545        13,898,885
Cost of shares repurchased. ....................................................      (6,359,414)      (14,267,919)
Proceeds from dividends reinvested .............................................       1,909,625         1,829,366
                                                                                     -----------       -----------
Net increase in net assets from beneficial interest transactions ...............       1,033,756         1,460,332
                                                                                     -----------       -----------
Net increase (decrease)in net assets ...........................................      (1,525,838)        4,161,485

NET ASSETS:
Beginning of period ............................................................      28,658,155        24,496,670
                                                                                     -----------       -----------
End of period (including undistributed net investment income of $92,455
and $91,533, respectively) .....................................................     $27,132,317       $28,658,155
                                                                                     ===========       ===========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

   The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement,

NOTES TO FINANCIAL STATEMENTS (unaudited)

realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $16,256 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended June 30, 2000, Mitchell Hutchins waived $2.

   For the six months ended June 30, 2000, the Portfolio paid $16,578 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29,
2000, Mitchell Hutchins voluntarily agreed to waive $2,559 of the distribution fees on Class I shares. At June 30, 2000, the Portfolio owed Mitchell
Hutchins $5,986 in distribution fees.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other

NOTES TO FINANCIAL STATEMENTS (unaudited)

temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

            Gross appreciation (investment having an excess of value over cost) ............  $  6,047,313
            Gross depreciation (investment having an excess of cost over value) ............    (1,321,581)
                                                                                              ------------
            Net unrealized appreciation of investments .....................................  $  4,725,732
                                                                                              ============

   For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,164,624 and $10,885,080, respectively.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $6 from the Portfolio for the six months ended June 30, 2000.

   For the six months ended June 30, 2000, the Portfolio earned $20 net of fees, rebates and expenses, for securities lending transactions. At June 30, 2000, there were no securities out on loan.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited)

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                 CLASS H                                             CLASS I
                           ---------------------------------------------------     ----------------------------------------------
                                                                                                              FOR THE PERIOD
                                    FOR THE                   FOR THE                    FOR THE             JANUARY 5,1999+
                               SIX MONTHS ENDED              YEAR ENDED              SIX MONTHS ENDED             THROUGH
                                 JUNE 30,2000             DECEMBER 31,1999             JUNE 30,2000          DECEMBER 31,1999
                           -----------------------    ------------------------     --------------------    ----------------------
                             SHARES        AMOUNT      SHARES         AMOUNT        SHARES      AMOUNT      SHARES       AMOUNT
                           --------    -----------    --------     -----------     -------   ----------    -------    -----------
Shares sold ..............  224,828    $ 3,460,845     475,891    $  7,077,528     129,752   $2,022,700    457,242    $ 6,821,357
Shares repurchased ....... (363,529)    (5,660,749)   (879,980)    (13,103,459)    (44,420)    (698,665)   (77,853)    (1,164,460)
Dividends reinvested .....   92,432      1,445,642     124,442       1,829,319      29,647      463,983          3             47
                           --------    -----------    --------     -----------     -------   ----------    -------    -----------
Net increase (decrease) ..  (46,269)   $  (754,262)   (279,647)   $ (4,196,612)    114,979   $1,788,018    379,392    $ 5,656,944
                           ========    ===========    ========     ===========     =======   ==========    =======    ===========

-------------------
+ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               CLASS H                                            CLASS I
                                     ----------------------------------------------------------------  -----------------------------
                                     FOR THE SIX            FOR THE YEARS ENDED DECEMBER 31,           FOR THE SIX  FOR THE PERIOD
                                     MONTHS ENDED  --------------------------------------------------  MONTHS ENDED JANUARY 5,1999+
                                     JUNE 30,2000                                                      JUNE 30,2000     THROUGH
                                     (UNAUDITED)      1999       1998       1997      1996      1995    (UNAUDITED) DECEMBER 31,1999
                                     ------------   -------    -------    -------   -------   -------  ------------ ----------------
Net asset value, beginning of period.  $ 16.34      $ 14.81    $ 13.69    $ 12.27   $ 11.83   $  9.16     $16.35      $ 14.70
                                       -------      -------    -------    -------   -------   -------     ------      -------
Net investment income ...............     0.06         0.05@      0.07       0.10      0.06      0.10       0.04         0.04@
Net realized and unrealized
  gains (losses) from investments ...    (0.41)        1.48@      2.16       3.88      2.53      2.70      (0.40)        1.61@
                                       -------      -------    -------    -------   -------   -------     ------      -------
Net increase (decrease)from investment
  operations ........................    (0.35)        1.53       2.23       3.98      2.59      2.80      (0.36)        1.65
                                       -------      -------    -------    -------   -------   -------     ------      -------
Dividends from net investment income.    (0.05)       (0.00)#    (0.07)     (0.10)    (0.06)    (0.10)     (0.05)       (0.00)#
Distributions from net realized
  gains from investments ............    (1.05)        --        (1.04)     (2.46)    (2.09)    (0.03)     (1.05)        --
                                       -------      -------    -------    -------   -------   -------     ------      -------
Total dividends and other
  distributions .....................    (1.10)       (0.00)#    (1.11)     (2.56)    (2.15)    (0.13)     (1.10)       (0.00)#
                                       -------      -------    -------    -------   -------   -------     ------      -------
Net asset value, end of period ......  $ 14.89      $ 16.34    $ 14.81    $ 13.69   $ 12.27   $ 11.83     $14.89      $ 16.35
                                       =======      =======    =======    =======   =======   =======     ======      =======
Total investment return(1) ..........    (2.44)%      10.33%     16.32%     32.45%    22.12%    30.52%     (2.50)%      11.23%
                                       =======      =======    =======    =======   =======   =======     ======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...  $19,773      $22,457    $24,497    $18,493   $14,520   $14,797     $7,359      $ 6,201
Expenses to average net assets,
  before waiver from adviser ........     1.22%*       1.23%      1.04%      1.04%     1.58%     1.37%      1.46%*       1.48%*
Expenses to average net assets,
  after waiver from adviser .........     1.22%*       1.23%      1.04%      1.04%     1.58%     1.37%      1.38%*       1.23%*
Net investment income to
  average net assets, before
  waiver from adviser ...............     0.70%*       0.36%      0.46%      0.71%     0.49%     0.94%      0.48%*       0.04%*
Net investment income to
  average net assets, after
  waiver from adviser ...............     0.70%*       0.36%      0.46%      0.71%     0.49%     0.94%      0.56%*       0.29%*
Portfolio turnover rate .............       30%          65%        69%        92%       99%      134%        30%          65%

---------------
+  Commencement of issuance of shares.
*  Annualized
@  Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
#  Amount is less than $0.005.

                                      MITCHELL
                                      HUTCHINS SERIES
                                      TRUST

                                      STRATEGIC
                                      INCOME
                                      PORTFOLIO


                                      SEMIANNUAL REPORT


                                      JUNE 30, 2000



(C)2000 PaineWebber Incorporated
     All rights reserved.
       Member SIPC

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                              JUNE 30, 2000 (unaudited)


PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                  DATES                  RATES                 VALUE
---------                                                               --------              --------                -----
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--45.73%

U.S. GOVERNMENT OBLIGATIONS--12.25%
$      240   U.S.Treasury Bonds ...............................         08/15/21                8.125%           $       292,650
     1,400   U.S.Treasury Notes ...............................   05/31/02 to 02/15/10      6.500 to 6.625             1,422,529
                                                                                                                 ---------------
Total U.S.Government Obligations (cost--$1,706,848)............                                                        1,715,179
                                                                                                                 ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--6.73%
       975   FHLMC 30 Year TBA (cost--$935,391) ...............           TBA                   7.000                    941,484
                                                                                                                 ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--22.62%
     2,015   FNMA .............................................   08/15/04 to 04/29/09      5.250 to 6.500             1,904,937
     1,360   FNMA 30 Year TBA .................................           TBA               6.000 to 7.000             1,261,663
                                                                                                                 ---------------
Total Federal National Mortgage Association
  Certificates (cost--$3,247,510)..............................                                                        3,166,600
                                                                                                                 ---------------
CORPORATE OBLIGATIONS--4.13%
BANKS--1.31%
       200   BCI US Funding Trust One** .......................       07/15/08(b)               8.010                    182,723
                                                                                                                 ---------------
INSURANCE--1.40%
       200   Principal Financial Group** ......................         08/15/09                8.200                    196,529
                                                                                                                 ---------------
TELECOMMUNICATIONS--1.42%
       200   Centaur Funding** ................................         04/21/20                9.080                    198,562
                                                                                                                 ---------------
Total Corporate Obligations (cost--$580,012)...................                                                          577,814
                                                                                                                 ---------------
Total U.S.Government and Investment
 Grade Obligations (cost--$6,469,761)..........................                                                        6,401,077
                                                                                                                 ---------------
GLOBAL DEBT SECURITIES--10.77%

BRAZIL--1.33%
       226   Federal Republic of Brazil .......................   01/15/20 to 05/15/27    10.125 to 12.750               188,300
                                                                                                                 ---------------
CANADA--2.11%
       415*  Government of Canada .............................         12/01/06                7.000                    295,884
                                                                                                                 ---------------
GERMANY--1.66%
       230*  Federal Republic of Germany ......................         07/15/04                6.750                    232,207
                                                                                                                 ---------------
MALAYSIA--0.64%
       104   Petroliam Nasional Berhad ........................         10/15/26                7.625                     89,367
                                                                                                                 ---------------
PANAMA--0.38%
        55   Republic of Panama ...............................         04/01/29                9.375                     52,800
                                                                                                                 ---------------
POLAND--0.58%
       425*  Republic of Poland ...............................         06/12/04               10.000                     81,693
                                                                                                                 ---------------
QATAR--0.99%
       140   State of Qatar ...................................         06/15/30                9.750                    138,040
                                                                                                                 ---------------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO


PRINCIPAL
  AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                  DATES                  RATES                 VALUE
---------                                                               --------              --------                -----
GLOBAL DEBT SECURITIES--(CONCLUDED)
TRINIDAD AND TOBAGO--1.36%
$      100   Republic of Trinidad & Tobago ....................         10/01/09                9.875%           $       102,500
        90   Republic ofTrinidad & Tobago++ ...................         07/01/20                9.750                     87,885
                                                                                                                 ---------------
                                                                                                                         190,385
                                                                                                                 ---------------
TURKEY--0.45%
        60   Republic of Turkey ...............................         11/05/04               11.875                     62,370
                                                                                                                 ---------------
UNITED KINGDOM--1.27%
       115*  United Kingdom Gilt ..............................         12/07/03                6.500                    177,243
                                                                                                                 ---------------
Total Global Debt Securities (cost--$1,591,648)                                                                        1,508,289
                                                                                                                 ---------------
HIGH YIELD SECURITIES--34.02%
CORPORATE BONDS--34.02%
AUTOMOTIVE--1.84%
       150   J.L.French Automotive Castings ...................         06/01/09               11.500                    139,500
       125   Lear Corporation .................................         05/15/05                7.960                    117,497
                                                                                                                 ---------------
                                                                                                                         256,997
                                                                                                                 ---------------
CABLE--3.25%
       200   Knology Holdings Incorporated ....................         10/15/07               11.875+                   106,000
       250   UIH Australia Pacific Incorporated ...............         05/15/06               14.000+                   227,500
       250   United Pan Europe Communications N.V.** ..........         11/01/09               13.375+                   120,625
                                                                                                                 ---------------
                                                                                                                         454,125
                                                                                                                 ---------------
CHEMICALS--3.54%
       125   Avecia Group PLC .................................         07/01/09               11.000                    122,500
       125   Huntsman ICI Chemicals LLC .......................         07/01/09               10.125                    125,937
       250   Lyondell Chemical Company ........................         05/01/07                9.875                    247,500
                                                                                                                 ---------------
                                                                                                                         495,937
                                                                                                                 ---------------
COMMUNICATIONS - FIXED--8.60%
       125   Allegiance Telecom Incorporated ..................         05/15/08               12.875                    135,312
       125   Global Crossing Holdings Limited .................         11/15/09                9.500                    120,625
       250   GlobeNet Communications Group ....................         07/15/07               13.000                    252,500
       250   KMC Telecom Holdings Incorporated ................         05/15/09               13.500                    210,000
       250   Metromedia Fiber Network Incorporated ............         11/15/08               10.000                    246,875
       125   NorthEast Optic Network Incorporated .............         08/15/08               12.750                    116,250
       125   Williams Communications Group ....................         10/01/09               10.875                    122,500
                                                                                                                 ---------------
                                                                                                                       1,204,062
                                                                                                                 ---------------
COMMUNICATIONS - MOBILE--3.02%
       125   Nextel Communications Incorporated ...............         02/15/08                9.950+                    92,188
       125   Spectrasite Holdings Incorporated ................         04/15/09               11.250+                    72,500
       250   Voicestream Wireless Corporation .................         11/15/09               10.375                    257,500
                                                                                                                 ---------------
                                                                                                                         422,188
                                                                                                                 ---------------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO


    PRINCIPAL
     AMOUNT                                                            MATURITY              INTEREST
     (000)                                                               DATES                 RATES               VALUE
    ---------                                                          --------              --------              -----
HIGH YIELD SECURITIES--(CONCLUDED)
CORPORATE BONDS--(CONCLUDED)

ENERGY--1.77%
$      125   Pioneer Natural Resources Company ................         04/01/10                9.625%           $       128,750
       125   Tesoro Petroleum Corporation .....................         07/01/08                9.000                    119,062
                                                                                                                 ---------------
                                                                                                                         247,812
                                                                                                                 ---------------
FINANCE--0.71%
       123   Airplanes Pass-Through Trust .....................         03/15/19               10.875                     99,387
                                                                                                                 ---------------
GAMING--2.65%
       250   MGM Grand Incorporated ...........................         06/01/07                9.750                    253,750
       125   Park Place Entertainment Corporation .............         12/15/05                7.875                    117,500
                                                                                                                 ---------------
                                                                                                                         371,250
                                                                                                                 ---------------
HEALTHCARE--0.65%
       100   Tenet Healthcare Corporation .....................         12/01/08                8.125                     91,250
                                                                                                                 ---------------
HOTELS & LODGING--0.84%
       125   Host Marriott L.P. ...............................         02/15/06                8.375                    117,500
                                                                                                                 ---------------
PAPER & PACKAGING--0.86%
       125   Tembec Industry Incorporated .....................         06/30/09                8.625                    120,000
                                                                                                                 ---------------
REAL ESTATE--0.77%
       125   D.R.Horton Incorporated ..........................         02/01/09                8.000                    107,500
                                                                                                                 ---------------
RETAIL--1.17%
       200   Advance Stores Company Incorporated ..............         04/15/08               10.250                    164,000
                                                                                                                 ---------------
SERVICE--0.75%
       125   Allied Waste North America Incorporated ..........         08/01/09               10.000                    105,625
                                                                                                                 ---------------
TECHNOLOGY--1.64%
       125   Fairchild Semiconductor Corporation ..............         03/15/07               10.125                    125,938
       125   Globix Corporation ...............................         02/01/10               12.500                    103,750
                                                                                                                 ---------------
                                                                                                                         229,688
                                                                                                                 ---------------
TRANSPORTATION--1.09%
       175   Stena AB .........................................         06/15/07                8.750                    152,250
                                                                                                                 ---------------
UTILITY-ELECTRIC--0.87%
       125   AES Corporation ..................................         06/01/09                9.500                    122,500
                                                                                                                 ---------------
Total High Yield Securities (cost--$4,917,393)                                                                         4,762,071
                                                                                                                 ---------------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO


    PRINCIPAL
     AMOUNT                                                            MATURITY              INTEREST
     (000)                                                               DATES                 RATES               VALUE
    ---------                                                          --------              --------              -----
SHORT-TERM U.S.AGENCY OBLIGATIONS@--23.79%
$      342   Federal Farm Credit Bank Discount Notes ..........         07/03/00                6.570%           $       341,875
     3,000   Federal Home Loan Bank Discount Notes ............         07/21/00                6.440                  2,989,267
                                                                                                                 ---------------
Total Short-Term U.S.Agency Obligations (cost--$3,331,142).....                                                        3,331,142
                                                                                                                 ---------------
Total Investments (cost--$16,309,944)--114.31%.................                                                       16,002,579
Liabilities in excess of other assets--(14.31)%................                                                       (2,003,692)
                                                                                                                 ---------------
Net Assets--100.00%............................................                                                      $13,998,887
                                                                                                                 ===============

-------------------
*    Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
++   Illiquid security representing 0.63% of net assets.
(b) Maturity date shown is the callable date for perpetual rewriting security. TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
@    Interest rate shown is discount rate at date of purchase.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                UNREALIZED
                                            CONTRACT TO                             MATURITY   APPRECIATION
                                              DELIVER          IN EXCHANGE FOR       DATES    (DEPRECIATION)
                                            -----------        ----------------     --------  --------------
British Pounds .........................      110,000          US$      163,082     08/30/00   $   (3,548)
Euro ...................................      329,000          US$      310,214     08/01/00       (4,542)
Polish Zloties .........................      300,000          US$       68,120     07/10/00         (548)
U.S. Dollars ............................     506,669          EUR      530,000     07/14/00         (196)
U.S. Dollars ............................     994,833          EUR    1,071,000     08/01/00       29,797
U.S .Dollars ............................      67,626          GBP       45,000     08/30/00          541
                                                                                               ----------
                                                                                               $   21,504
                                                                                               ==========

---------------------
CURRENCY TYPE ABBREVIATION:
EUR--Euro
GBP--British Pounds
US$--United States Dollars


See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2000 (unaudited)

ASSETS
Investments in securities,at value (cost--$16,309,944) ..............................................   $ 16,002,579
Interest receivable .................................................................................        208,759
Cash ................................................................................................            960
Unrealized appreciation on forward foreign currency contracts .......................................         30,338
Other assets ........................................................................................             69
                                                                                                        ------------
Total assets ........................................................................................     16,242,705
                                                                                                        ------------
LIABILITIES
Payable for investments purchased ...................................................................      2,189,403
Payable to investment adviser and administrator .....................................................         10,024
Unrealized depreciation on forward foreign currency contracts .......................................          8,834
Accrued expenses and other liabilities ..............................................................         35,557
                                                                                                        ------------
Total liabilities ...................................................................................      2,243,818
                                                                                                        ------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) .................................     14,351,634
Undistributed net investment income .................................................................        401,398
Accumulated net realized losses from investments, futures contracts and foreign
   currency transactions.............................................................................       (467,316)
Net unrealized depreciation of investments,other assets,liabilities and forward contracts
   denominated in foreign currencies ................................................................       (286,829)
                                                                                                        ------------
Net assets ..........................................................................................   $ 13,998,887
                                                                                                        ============
CLASS H:
Net assets ..........................................................................................   $ 11,900,213
                                                                                                        ------------
Shares outstanding ..................................................................................      1,016,034
                                                                                                        ------------
Net asset value,offering price and redemption value per share .......................................        $ 11.71
                                                                                                        ============
CLASS I:
Net assets ..........................................................................................   $  2,098,674
                                                                                                        ------------
Shares outstanding ..................................................................................        179,303
                                                                                                        ------------
Net asset value,offering price and redemption value per share .......................................         $11.70
                                                                                                        ============

                     See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF OPERATIONS


                                                                                                          FOR THE SIX
                                                                                                         MONTHS ENDED
                                                                                                         JUNE 30,2000
                                                                                                          (UNAUDITED)
                                                                                                        -------------
INVESTMENT INCOME:
Interest ............................................................................................   $    552,519
                                                                                                        -------------
EXPENSES:
Investment advisory and administration ..............................................................         49,245
Legal and audit .....................................................................................         18,960
Reports and notices to shareholders .................................................................         11,482
Custody and accounting ..............................................................................          3,939
Trustees' fees ......................................................................................          3,750
Distribution fee--Class I ...........................................................................          2,172
Transfer agency fees and related service expenses ...................................................          1,500
Other expenses ......................................................................................         23,484
                                                                                                        -------------
                                                                                                             114,532
Less: Fee waiver from adviser ........................................................................          (618)
                                                                                                        -------------
Net expenses ........................................................................................        113,914
                                                                                                        -------------
Net investment income ...............................................................................        438,605
                                                                                                        -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investments .......................................................................................       (202,913)
  Futures contracts .................................................................................         27,790
  Foreign currency transactions .....................................................................       (152,295)
Net change in unrealized appreciation/depreciation of:
  Investments .......................................................................................       (164,524)
  Futures contracts .................................................................................          5,156
  Other assets,liabilities and forward contracts denominated in foreign currencies ..................         38,769
                                                                                                        -------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES .......................................       (448,017)
                                                                                                        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................   $     (9,412)
                                                                                                        =============


                         See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           FOR THE SIX
                                                                                          MONTHS ENDED              FOR THE
                                                                                          JUNE 30, 2000            YEAR ENDED
                                                                                           (UNAUDITED)          DECEMBER 31,1999
                                                                                          -------------         ----------------
FROM OPERATIONS:
Net investment income ..................................................................  $   438,605           $   720,417
Net realized losses from investments,futures contracts
  and foreign currency transactions ....................................................     (327,418)             (189,554)
Net change in unrealized appreciation/depreciation of investments, futures contracts,other assets, liabilities and forward contracts
  denominated in foreign currencies ....................................................     (120,599)             (334,397)
                                                                                          -------------         ------------
Net increase (decrease)in net assets resulting from operations .........................       (9,412)              196,466
                                                                                          -------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H .........................................................         --                (625,615)
Net investment income--Class I .........................................................         --                 (72,408)
From paid in capital--Class H ..........................................................         --                 (10,406)
From paid in capital--Class I ..........................................................         --                  (1,204)
                                                                                          -------------         ------------
Total dividends and distributions to shareholders ......................................         --                (709,633)
                                                                                          -------------         ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...................................................    1,551,896             2,263,661
Cost of shares repurchased .............................................................     (302,316)             (157,516)
Proceeds from dividends reinvested .....................................................         --                 837,742
Net increase in net assets from beneficial interest transactions .......................    1,249,580             2,943,887
                                                                                          -------------         ------------
Net increase in net assets .............................................................    1,240,168             2,430,720

NET ASSETS:
Beginning of period ....................................................................   12,758,719            10,327,999
                                                                                          -------------         ------------
End of period(including undistributed net investment income of $401,398 at
June 30, 2000) .........................................................................  $13,998,887           $12,758,719
                                                                                          =============         ===========

-------------------


                         See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


   Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

    Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

    The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in
(1) above, as marked to market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $8,467 in investment advisory and administration fees.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)




   DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $618 of the distribution fees on Class I shares. At June 30, 2000, the Portfolio owed Mitchell Hutchins $1,557 in distribution fees.

   BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) .....................   $ 165,944
Gross depreciation (investments having an excess of cost over value) .....................    (473,309)
                                                                                             ---------
Net unrealized depreciation of investments ...............................................   $(307,365)
                                                                                             ==========

   For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $19,339,963 and $18,187,350, respectively.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or eve loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the six months ended June 30,2000, the Portfolio had no securities lending activity.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the portfolio had a net capital loss carryforward of $123,581, which will expire by December 31, 2007. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                      CLASS H                                    CLASS I
                                 ---------------------------------------------    ---------------------------------------------
                                                                                                             FOR THE PERIOD
                                         FOR THE               FOR THE                  FOR THE              JANUARY 5,1999++
                                    SIX MONTHS ENDED         YEAR ENDED             SIX MONTHS ENDED              THROUGH
                                      JUNE 30,2000         DECEMBER 31,1999           JUNE 30,2000           DECEMBER 31,1999
                                 --------------------    ---------------------    --------------------    ---------------------
                                  SHARES       AMOUNT     SHARES      AMOUNT       SHARES      AMOUNT     SHARES       AMOUNT
                                 --------   ----------   --------   ----------    --------   ---------    -------    ----------
Shares sold ..................    53,792    $ 624,745     66,416    $  823,999     79,797    $ 927,151    115,823    $1,439,662
Shares repurchased ...........   (11,697)    (135,985)    (4,419)      (54,836)   (14,328)    (166,331)    (8,243)     (102,680)
                                 --------   ----------   --------   ----------    --------  -----------   --------   -----------
Reinvestment of dividends ....      --         --         64,659       764,130       --         --          6,254        73,612
                                 --------   ----------   --------   ----------    --------   ---------    -------    ----------
Net increase .................    42,095    $ 488,760    126,656    $1,533,293     65,469    $ 760,820    113,834    $1,410,594
                                 ========   ==========   ========   ==========    ========   =========    =======    ==========

-----------
++ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                          CLASS H                         CLASS I
                                                     ---------------------------------------------  --------------------------------

                                                            FOR THE    FOR THE    FOR THE PERIOD      FOR THE       FOR THE PERIOD
                                                     SIX MONTHS ENDED YEAR ENDED  SEPTEMBER 28,   SIX MONTHS ENDED JANUARY 5,1999++
                                                       JUNE 30, 2000  DECEMBER 31, 1998+ THROUGH   JUNE 30,2000        THROUGH
                                                         (UNAUDITED)   1999       DECEMBER 31,1998  (UNAUDITED)     DECEMBER 31,1999
                                                     ---------------- ----------- ---------------- ---------------- ----------------
Net asset value, beginning of period ..................   $ 11.73      $ 12.19       $12.00           $ 11.73       $  12.22
                                                          -------      -------       ------           -------       --------
Net investment income .................................      0.39@        0.77@        0.14              0.36@          0.76@
Net realized and unrealized gains (losses) from
investments, foreign currency and futures contracts ...     (0.40)@      (0.54)@       0.20             (0.39)@        (0.56)@
                                                          --------      ------       ------           --------      --------
Net increase (decrease) from investment operations ....     (0.02)        0.23         0.34             (0.03)          0.20
                                                          --------      ------       ------           --------      --------
Dividends from net investment income ..................       --         (0.68)       (0.14)              --           (0.68)
Distributions from net realized gains from investments        --           --         (0.01)              --             --
Distributions from paid in capital ....................       --         (0.01)         --                --           (0,01)
                                                          --------    --------      -------           -------       --------
Total dividends and distributions to shareholders .....       --         (0.69)       (0.15)              --           (0.69)
                                                          --------    --------      -------           -------       --------
Net asset value, end of period ........................   $ 11.71     $  11.73      $ 12.19           $ 11.70       $  11.73
                                                          ========    ========      =======           =======       ========
Total investment return(1) ............................     (0.17)%       1.89%        2.84%            (0.26)%         1.63%
                                                          ========    ========      =======           =======       ========
Ratios/Supplemental data:
Net assets, end of period (000's) .....................   $11,900      $11,423      $10,328           $ 2,099       $  1,335
Expenses to average net assets,
  before waiver from adviser ..........................      1.71%*       1.62%        1.44%*            1.96%*         1.87%*
Expenses to average net assets,
  after waiver from adviser ...........................      1.71%*       1.62%        1.44%*            1.89%*         1.62%*
Net investment income to average net assets,
  before waiver from adviser ..........................      6.70%*       6.20%        5.09%*            6.46%*         5.75%*
Net investment income to average net assets,
  after waiver from adviser ...........................      6.70%*       6.20%        5.09%*            6.53%*         6.00%*
Portfolio turnover rate ...............................       155%         403%          81%              155%           403%

+   Commencement of operations.
++  Commencement of issuance of shares.
*   Annualized
@   Calculated using the average daily shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                                        MITCHELL
                                        HUTCHINS SERIES
                                        TRUST

                                        TACTICAL
                                        ALLOCATION
                                        PORTFOLIO

                                        SEMIANNUAL REPORT

                                        JUNE 30 , 2000


  -C- 2000 PaineWebber Incorporated
        All rights reserved.
            Member SIPC

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS                             JUNE 30 , 2000 (unaudited)

NUMBER OF
  SHARES                                                                VALUE
----------                                                          -----------
COMMON STOCKS--49.95%+

AGRICULTURE, FOOD & BEVERAGE--1.56%
   2,800   Archer-Daniels-Midland Co. .......................       $   27,475
   1,200   Bestfoods Co. ....................................           83,100
   1,900   Campbell Soup Co. ................................           55,337
  11,000   Coca-Cola Co. ....................................          631,812
   1,900   Coca-Cola Enterprises, Inc. ......................           30,994
   2,200   Conagra, Inc. ....................................           41,938
   1,300   General Mills, Inc. ..............................           49,725
   1,600   Heinz, H.J. and Co. ..............................           70,000
     600   Hershey Foods Corp. ..............................           29,100
   1,800   Kellogg Co. ......................................           53,550
   6,400   Pepsico, Inc. ....................................          284,400
     600   Quaker Oats Co. ..................................           45,075
   1,500   RJR Nabisco Group Holdings Corp. .................           38,906
   3,900   Sara Lee Corp. ...................................           75,319
     600   Supervalue, Inc. .................................           11,438
   1,500   Sysco Corp. ......................................           63,187
   2,500   Unilever N.V. ....................................          107,500
     500   Wrigley, Wm. Jr. Co. .............................           40,094
                                                                    ----------
                                                                     1,738,950
                                                                    ----------
AIRLINES--0.09%
     700   AMR Corp.* .......................................           18,506
     500   Delta Air Lines, Inc. ............................           25,281
   2,200   Southwest Airlines Co. ...........................           41,663
     300   US Airways Group, Inc.* ..........................           11,700
                                                                    ----------
                                                                        97,150
                                                                    ----------
ALCOHOL--0.26%
   2,000   Anheuser-Busch Companies, Inc. ...................          149,375
     300   Brown Forman Corp., Class B ......................           16,125
     200   Coors Adolph Co. .................................           12,100
   1,900   Seagram Company Ltd. .............................          110,200
                                                                    ----------
                                                                       287,800
                                                                    ----------
APPAREL, RETAIL--0.18%
   3,800   Gap, Inc. ........................................          118,750
   1,900   Limited, Inc. ....................................           41,088
     600   Nordstrom, Inc. ..................................           14,475
   1,400   TJX Companies, Inc. ..............................           26,250
                                                                    ----------
                                                                       200,563
                                                                    ----------
APPAREL, TEXTILES--0.06%
     300   Liz Claiborne, Inc. ..............................           10,575
   1,200   Nike, Inc. .......................................           47,775
     600   V.F. Corp. .......................................           14,288
                                                                    ----------
                                                                        72,638
                                                                    ----------
BANKS--2.97%
   1,800   AmSouth Bancorporation ...........................           28,350
   3,300   Bank of New York Company Inc. ....................          153,450
   5,100   Bank One Corp. ...................................          135,469
   7,300   BankAmerica Corp. ................................          313,900
   1,600   BB & T Corp. .....................................           38,200
   1,000   Charter One Financial Inc. .......................           23,000
   5,500   Chase Manhattan Corp. ............................          253,344
  15,000   Citigroup, Inc. ..................................          903,750
     700   Comerica, Inc. ...................................           31,412
   1,400   Fifth Third Bancorp ..............................           88,550
   4,400   First Union Corp. ................................          109,175
   4,300   Firstar Corp. ....................................           90,569
   4,000   FleetBoston Financial Corp. ......................          136,000
   1,000   Huntington Bancshares, Inc. ......................           15,813
     700   J.P. Morgan & Company, Inc. ......................           77,087
   2,000   KeyCorp. .........................................           35,250
   2,200   Mellon Financial Corp. ...........................           80,162
   2,700   National City Corp. ..............................           46,069
   1,000   Northern Trust Corp. .............................           65,062
     630   Old Kent Financial Corp. .........................           16,853
   1,300   PNC Bank Corp. ...................................           60,937
   1,000   Regions Financial Corp. ..........................           19,875
     800   SouthTrust Corp. .................................           18,100
     700   State Street Corp. ...............................           74,244
     800   Summit Bancorp, Inc. .............................           19,700
   1,300   Suntrust Banks, Inc. .............................           59,394
   1,300   Synovus Financial Corp. ..........................           22,912
     600   Union Planters Corp. .............................           16,763
   3,300   US Bancorp, Inc. .................................           63,525
     900   Wachovia Corp. ...................................           48,825
   7,100   Wells Fargo and Co. ..............................          275,125
                                                                    ----------
                                                                     3,320,865
                                                                    ----------
CHEMICALS--1.07%
   1,000   Air Products & Chemicals, Inc. ...................           30,813
     400   Ashland, Inc. ....................................           14,025
     500   Avery Dennison Corp. .............................           33,562
   3,000   Dow Chemical Co. .................................           90,562
   4,700   DuPont (E.I.) de Nemours & Co. ...................          205,625
     400   Eastman Chemical Co. .............................           19,100
     600   Ecolab, Inc. .....................................           23,438
     600   Engelhard Corp. ..................................           10,238
     200   FMC Corp.* .......................................           11,600
     700   Goodyear Tire & Rubber Co. .......................           14,000
     300   Great Lakes Chemical Corp. .......................            9,450
     500   Hercules, Inc. ...................................            7,031
   1,400   Illinois Tool Works, Inc. ........................           79,800
     400   Kerr-McGee Corp. .................................           23,575
   1,800   Minnesota Mining &
            Manufacturing Co. ...............................          148,500
   5,600   Pharmacia Corp. ..................................          289,450
     800   PPG Industries, Inc. .............................           35,450

                                                                          MH-26

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
 SHARES                                                               VALUE
---------                                                          -----------
COMMON STOCKS--(CONTINUED)

CHEMICALS--(CONCLUDED)
     700   Praxair, Inc. ....................................       $   26,206
   1,000   Rohm & Haas Co. ..................................           34,500
     400   Sealed Air Corp.* ................................           20,950
     800   Sherwin-Williams Co. .............................           16,950
     600   Union Carbide Corp. ..............................           29,700
     500   Vulcan Materials Co. .............................           21,344
                                                                    ----------
                                                                     1,195,869
                                                                    ----------
COMPUTER HARDWARE--4.89%
   1,600   3Com Corp.* ......................................           92,200
     500   Adaptec Inc.* ....................................           11,375
   1,500   Apple Computer, Inc.* ............................           78,563
   1,000   Broadcom Corp. ...................................          218,813
     800   Cabletron Systems, Inc.* .........................           20,200
  30,900   Cisco Systems Inc.* ..............................        1,964,081
   7,600   Compaq Computer Corp. ............................          194,275
  11,400   Dell Computer Corp.* .............................          562,162
   9,600   EMC Corp.* .......................................          738,600
   1,400   Gateway, Inc.* ...................................           79,450
   4,400   Hewlett-Packard Co. ..............................          549,450
     600   Lexmark International Group, Inc.* ...............           40,350
   1,400   Network Appliance, Inc.* .........................          112,700
   1,200   Pitney Bowes, Inc. ...............................           48,000
   1,000   Seagate Technology, Inc.* ........................           55,000
   7,000   Sun Microsystems, Inc.* ..........................          636,562
   3,000   Xerox Corp. ......................................           62,250
                                                                    ----------
                                                                     5,464,031
                                                                    ----------
COMPUTER SOFTWARE--4.11%
     500   Adobe Systems, Inc. ..............................           65,000
     300   Autodesk, Inc. ...................................           10,406
   1,100   BMC Software, Inc.* ..............................           40,133
     800   Citrix Systems, Inc.* ............................           15,150
   2,600   Computer Associates
            International, Inc. .............................          133,087
   1,600   Compuware Corp.* .................................           16,600
   7,900   International Business
            Machines Corp. ..................................          865,544
     400   Mercury Interactive Corp.* .......................           38,708
  23,400   Microsoft Corp.* .................................        1,872,000
     400   NCR Corp.* .......................................           15,575
   1,500   Novell, Inc.* ....................................           13,875
  12,600   Oracle Systems Corp.* ............................        1,059,187
   1,200   Parametric Technology Corp.* .....................           13,200
   1,200   Peoplesoft, Inc.* ................................           20,100
     600   Sabre Holdings Corp.* ............................           17,100
     300   Sapient Corp.* ...................................           32,081
     900   Siebel Systems Inc.* .............................          147,206
   1,400   Unisys Corp.* ....................................           20,388
   1,700   Veritas Software Co.* ............................          192,127
                                                                    ----------
                                                                     4,587,467
                                                                    ----------
CONSTRUCTION--0.05%
     300   Centex Corp. .....................................            7,050
     400   Fluor Corp. ......................................           12,650
   2,100   Masco Corp. ......................................           37,931
                                                                    ----------
                                                                        57,631
                                                                    ----------
CONSUMER DURABLES--0.06%
     400   Black & Decker Corp. .............................           15,725
     400   Grainger, W.W., Inc. .............................           12,325
     900   Leggett & Platt, Inc. ............................           14,850
     400   Maytag Corp. .....................................           14,750
     300   Whirlpool Corp. ..................................           13,988
                                                                    ----------
                                                                        71,638
                                                                    ----------
DEFENSE & AEROSPACE--0.32%
   4,000   Boeing Co. .......................................          167,250
     900   General Dynamics Corp. ...........................           47,025
     500   Goodrich, B.F., Co. ..............................           17,031
   1,800   Lockheed Martin Corp. ............................           44,663
     300   Northrop Grumman Corp. ...........................           19,875
   1,600   Raytheon Co., Class B. ...........................           30,800
     600   TRW, Inc. .........................................          26,025
                                                                    ----------
                                                                       352,669
                                                                    ----------
DIVERSIFIED RETAIL--1.40%
   2,000   Costco Wholesale Corp.* ..........................           66,000
   1,000   Federated Department Stores, Inc.* ...............           33,750
   1,200   J.C. Penney, Inc. ................................           22,125
   2,300   K Mart Corp.* ....................................           15,669
   1,500   Kohls Corp.* .....................................           83,437
   1,500   May Department Stores Co. ........................           36,000
   1,600   Sears Roebuck & Co. ..............................           52,200
   2,000   Target Corp. .....................................          116,000
  19,800   Wal Mart Stores, Inc. ............................        1,140,975
                                                                    ----------
                                                                     1,566,156
                                                                    ----------
DRUGS & MEDICINE--3.97%
     600   Allergan, Inc. ...................................           44,700
   5,800   American Home Products Corp. .....................          340,750
   4,600   Amgen, Inc.* .....................................          323,150
     700   Biogen Inc.* .....................................           45,150
   8,800   Bristol-Myers Squibb Co. .........................          512,600
   1,200   Cardinal Health, Inc. ............................           88,800
   5,000   Lilly, Eli & Co. .................................          499,375
   1,300   McKesson HBOC, Inc. ..............................           27,219
     900   Medimmune Inc. ...................................           66,600
  10,200   Merck & Co., Inc. ................................          781,575
  28,000   Pfizer, Inc. .....................................        1,344,000


MH-27

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
  SHARES                                                             VALUE
---------                                                           ----------
COMMON STOCKS--(CONTINUED)

DRUGS & MEDICINE--(CONCLUDED)
   6,500   Schering-Plough Corp. ............................       $  328,250
     400   Sigma-Aldrich Corp. ..............................           11,700
     400   Watson Pharmaceuticals, Inc.* ....................           21,500
                                                                    ----------
                                                                     4,435,369
                                                                    ----------
ELECTRIC UTILITIES--0.79%
   1,900   AES Corp.* .......................................           86,687
     600   Ameren Corp. .....................................           20,250
   1,400   American Electric Power, Inc. ....................           41,475
     700   Cinergy Corp. ....................................           17,806
     500   CMS Energy Corp. .................................           11,063
     900   Consolidated Edison, Inc. ........................           26,663
     700   Constellation Energy Group, Inc. .................           22,794
     700   CP & L Energy, Inc. ..............................           22,356
     700   DTE Energy Co. ...................................           21,394
   1,600   Duke Energy Corp. ................................           90,200
   1,500   Edison International, Inc. .......................           30,750
   1,000   Entergy Corp. ....................................           27,187
   1,100   FirstEnergy Corp. ................................           25,713
     400   Florida Progress Corp. ...........................           18,750
     800   FPL Group, Inc. ..................................           39,600
     600   GPU Inc. .........................................           16,238
     500   New Century Energies Inc. ........................           15,000
     800   Niagara Mohawk Holdings, Inc.* ...................           11,150
     700   Northern States Power Co. ........................           14,131
     700   PECO Energy Co. ..................................           28,219
   1,700   PG&E Corp. .......................................           41,862
     400   Pinnacle West Capital Corp. ......................           13,550
     700   PPL Corp. ........................................           15,356
   1,000   Public Service Enterprise Group, Inc. ............           34,625
   1,300   Reliant Energy, Inc. .............................           38,431
     900   Sempra Energy ....................................           15,300
   2,900   Southern Co. .....................................           67,606
   1,200   Texas Utilities Co. ..............................           35,400
     800   Unicom Corp. .....................................           30,950
                                                                    ----------
                                                                       880,506
                                                                    ----------
ELECTRICAL EQUIPMENT--3.36%
   1,500   ADC Telecommunications Inc.* .....................          125,812
   2,000   Agilent Technologies, Inc. .......................          147,500
     400   Andrew Corp.* ....................................           13,425
     700   Comverse Technology, Inc.* .......................           65,100
   1,200   Corning, Inc. ....................................          323,850
     600   Danaher Corp. ....................................           29,663
     900   Dover Corp. ......................................           36,506
     300   Eaton Corp. ......................................           20,100
   3,500   Honeywell, Inc. ..................................          117,906
     400   Johnson Controls, Inc. ...........................           20,525
     800   KLA-Tencor Corp.* ................................           46,850
  14,500   Lucent Technologies, Inc. ........................          859,125
     200   Millipore Corp. ..................................           15,075
     900   Molex Inc. .......................................           43,313
   9,600   Motorola, Inc. ...................................          279,000
  13,400   Nortel Networks Corp(1) ..........................          914,550
     900   PE Corp. .........................................           59,288
   3,300   Qualcomm, Inc.* ..................................          198,000
     700   Sanmina Corp.* ...................................           59,850
     700   Scientific-Atlanta, Inc. .........................           52,150
   2,700   Solectron Corp.* .................................          113,062
     200   Tektronix, Inc. ..................................           14,800
   1,800   Tellabs, Inc.* ...................................          123,187
     800   Teradyne, Inc.* ..................................           58,800
     700   Thermo Electron Corp.* ...........................           14,744
                                                                    ----------
                                                                     3,752,181
                                                                    ----------
ELECTRICAL POWER--0.17%
     900   American Power Conversion Corp.* .................           36,731
     500   Cooper Industries, Inc. ..........................           16,281
   1,900   Emerson Electric Co. .............................          114,713
     900   Rockwell International Corp. .....................           28,350
                                                                    ----------
                                                                       196,075
                                                                    ----------
ENERGY RESERVES & PRODUCTION--2.09%
     400   Amerada Hess Corp. ...............................           24,700
     600   Anadarko Petroleum Corp. .........................           29,588
     500   Apache Corp. .....................................           29,406
   1,000   Burlington Resources, Inc. .......................           38,250
   2,900   Chevron Corp. ....................................          245,956
  15,400   Exxon Mobil Corp. ................................        1,208,900
   1,700   Occidental Petroleum Corp. .......................           35,806
   1,100   Phillips Petroleum Co. ...........................           55,756
   9,500   Royal Dutch Petroleum Co., ADR ...................          584,844
     700   Tosco Corp. ......................................           19,819
   1,100   Union Pacific Resources Group, Inc. ..............           24,200
   1,100   Unocal Corp. .....................................           36,437
                                                                    ----------
                                                                     2,333,662
                                                                    ----------
ENTERTAINMENT--0.46%
   2,700   Carnival Corp. ...................................           52,650
   6,800   Viacom, Inc., Class B* ...........................          463,675
                                                                    ----------
                                                                       516,325
                                                                    ----------
ENVIRONMENTAL SERVICES--0.06%
     900   Allied Waste Industries Inc.* ....................            9,000
   2,800   Waste Management, Inc. ...........................           53,200
                                                                    ----------
                                                                        62,200
                                                                    ----------
FINANCIAL SERVICES--3.26%
   5,900   American Express Co. .............................          307,537
   1,100   AON Corp. ........................................           34,169
   3,200   Associates First Capital Corp. ...................           71,400

                                                                           MH-28

 MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
  SHARES                                                                VALUE
----------                                                             ------
COMMON STOCKS--(CONTINUED)

FINANCIAL SERVICES--(CONCLUDED)
     900   Capital One Financial Corp. ......................       $   40,163
   3,200   Cendant Corp.* ...................................           44,800
     700   Convergys Corp. ..................................           36,313
     500   Countrywide Credit Industries, Inc. ..............           15,156
   3,100   Federal Home Loan Mortgage Corp. .................          125,550
   4,500   Federal National Mortgage
             Association ....................................          234,844
  43,900   General Electric Co. .............................        2,326,700
     400   H&R Block, Inc. ..................................           12,950
   2,100   Household International, Inc. ....................           87,281
   1,200   Marsh & McLennan Companies, Inc. .................          125,325
   3,600   MBNA Corp. .......................................           97,650
     600   Providian Financial Corp. ........................           54,000
     700   SLM Holding Corp. ................................           26,206
                                                                    ----------
                                                                     3,640,044
                                                                    ----------
FOOD RETAIL--0.23%
   1,900   Albertson's, Inc. ................................           63,175
   3,700   Kroger Co.* ......................................           81,631
   2,200   Safeway, Inc.* ...................................           99,275
     700   Winn Dixie Stores, Inc. ..........................           10,019
                                                                    ----------
                                                                       254,100
                                                                    ----------
FOREST PRODUCTS, PAPER--0.33%
     300   Bemis, Inc. ......................................           10,088
     300   Boise Cascade Corp. ..............................            7,763
     900   Fort James Corp. .................................           20,813
     800   Georgia-Pacific Corp. ............................           21,000
   2,200   International Paper Co. ..........................           65,587
   2,500   Kimberly Clark Corp. .............................          143,437
     500   Mead Corp. .......................................           12,625
     300   Temple-Inland, Inc. ..............................           12,600
     500   Westvaco Corp. ...................................           12,406
   1,100   Weyerhaeuser Co. .................................           47,300
     500   Willamette Industries, Inc. ......................           13,625
                                                                    ----------
                                                                       367,244
                                                                    ----------
FREIGHT, AIR, SEA & LAND--0.04%
   1,300   FedEx Corp.* .....................................           49,400
                                                                    ----------
GAS UTILITY--0.08%
     400   Columbia Energy Group ............................           26,250
     100   Eastern Enterprises ..............................            6,300
   1,000   El Paso Energy Corp. .............................           50,938
     200   NICOR, Inc. ......................................            6,525
                                                                    ----------
                                                                        90,013
                                                                    ----------
HEAVY MACHINERY--0.04%
   1,100   Deere & Co. ......................................           40,700
                                                                    ----------
HOTELS--0.06%
     600   Harrah's Entertainment, Inc.* ....................           12,563
   1,700   Hilton Hotels Corp. ..............................           15,937
   1,100   Marriott International, Inc. .....................           39,669
                                                                    ----------
                                                                        68,169
                                                                    ----------
HOUSEHOLD PRODUCTS--0.76%
     300   Alberto Culver Co. ...............................            9,169
   1,100   Avon Products, Inc. ..............................           48,950
   1,100   Clorox Co. .......................................           49,294
   2,600   Colgate-Palmolive Co. ............................          155,675
     700   Fortune Brands, Inc. .............................           16,144
   4,600   Gillette Co. .....................................          160,712
     500   International Flavors and Fragrances .............           15,094
   1,200   Newell Rubbermaid, Inc. ..........................           30,900
   5,800   Procter & Gamble Co. .............................          332,050
   1,400   Ralston Purina Co. ...............................           27,912
                                                                    ----------
                                                                       845,900
                                                                    ----------
INDUSTRIAL PARTS--0.29%
   1,600   Caterpillar, Inc. ................................           54,200
     300   Crane Co. ........................................            7,294
     900   Genuine Parts Co. ................................           18,000
     700   Ingersoll Rand Co. ...............................           28,175
     400   ITT Industries, Inc. .............................           12,150
     600   Pall Corp. .......................................           11,100
     500   Parker-Hannifin Corp. ............................           17,125
     300   Snap-On, Inc. ....................................            7,988
     400   Stanley Works ....................................            9,500
     700   Textron, Inc. ....................................           38,019
   2,100   United Technologies Corp. ........................          123,637
                                                                    ----------
                                                                       327,188
                                                                    ----------
INFORMATION & COMPUTER SERVICES--1.35%
  10,200   America Online Inc.* .............................          538,050
   2,800   Automatic Data Processing, Inc. ..................          149,975
     700   Ceridian Corp.* ..................................           16,844
     700   Computer Sciences Corp.* .........................           52,281
     700   Dun & Bradstreet Corp. ............................          20,037
   2,100   Electronic Data Systems Corp. ....................           86,625
     600   Equifax, Inc. ....................................           15,750
   1,800   First Data Corp. .................................           89,325
   1,300   IMS Health, Inc. .................................           23,400
   1,300   Interpublic Group Companies, Inc. ................           55,900
     800   Omnicom Group, Inc. ..............................           71,250
   1,600   Paychex, Inc. ....................................           67,200
     500   Quintiles Transnational Corp.* ...................            7,063
   2,400   Yahoo, Inc.* .....................................          297,300
     300   Young & Rubicam Inc.* ............................           17,156
                                                                    ----------
                                                                     1,508,156
                                                                    ----------

MH-29

 MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
  SHARES                                                               VALUE
---------                                                           --------
COMMON STOCKS--(CONTINUED)

LEISURE--0.20%
     500   Brunswick Corp. ..................................       $    8,281
   1,000   Dominion Resources Inc. ..........................           42,875
   1,400   Eastman Kodak Co. ................................           83,300
   1,400   Harley Davidson Inc. .............................           53,900
     800   Hasbro, Inc. .....................................           12,050
   1,900   Mattel, Inc. .....................................           25,057
                                                                    ----------
                                                                       225,463
                                                                    ----------
LIFE INSURANCE--0.28%
     600   Aetna Life & Casualty Co. ........................           38,512
   1,200   AFLAC, Inc. ......................................           55,125
   1,100   American General Corp. ...........................           67,100
     700   CIGNA Corp. ......................................           65,450
   1,500   Conseco, Inc. ....................................           14,625
     900   Lincoln National Corp. ...........................           32,512
     600   Torchmark, Inc. ..................................           14,813
   1,100   UNUM Provident Corp. .............................           22,069
                                                                    ----------
                                                                       310,206
                                                                    ----------
LONG DISTANCE & PHONE COMPANIES--2.91%
  16,700   AT&T Corp. .......................................          528,137
   6,900   Bell Atlantic Corp. ..............................          350,606
   8,300   BellSouth Corp. ..................................          353,788
     600   CenturyTel, Inc. .................................           17,250
   3,900   Global Crossing Ltd.* ............................          102,619
   4,300   GTE Corp. ........................................          267,675
  12,700   MCI Worldcom Inc.* ...............................          582,612
  15,100   SBC Communications, Inc. .........................          653,075
   3,900   Sprint Corp. .....................................          198,900
   2,300   U.S. West, Inc. ..................................          197,225
                                                                    ----------
                                                                     3,251,887
                                                                    ----------
MEDIA--1.01%
   1,500   Clear Channel Communications* ....................          112,500
   4,000   Comcast Corp., Class A* ..........................          162,000
   9,200   Disney, Walt Co. .................................          357,075
     200   Meredith Corp. ...................................            6,750
   5,800   Time Warner, Inc. ................................          440,800
   1,400   Tribune Co. ......................................           49,000
                                                                    ----------
                                                                     1,128,125
                                                                    ----------
MEDICAL PRODUCTS--1.70%
   6,900   Abbott Laboratories ..............................          307,481
     500   Alza Corp.* ......................................           29,563
     200   Bard, C.R., Inc. .................................            9,625
     200   Bausch & Lomb, Inc. ..............................           15,475
   1,300   Baxter International, Inc. .......................           91,406
   1,100   Becton, Dickinson & Co. ..........................           31,556
     500   Biomet, Inc. .....................................           19,219
   1,800   Boston Scientific Corp.* .........................           39,488
   1,400   Guidant Corp.* ...................................           69,300
   6,200   Johnson & Johnson ................................          631,625
     300   Mallinckrodt Group, Inc. .........................           13,031
   5,300   Medtronic, Inc. ..................................          264,006
     400   St. Jude Medical, Inc.* ..........................           18,350
   7,500   Tyco International, Ltd. .........................          355,312
                                                                    ----------
                                                                     1,895,437
                                                                    ----------
MEDICAL PROVIDERS--0.19%
   2,500   Columbia/HCA Healthcare Corp .....................           75,937
   1,800   HEALTHSOUTH Corp.* ...............................           12,938
   1,400   Tenet Healthcare Corp.* ..........................           37,800
     700   United Healthcare Corp. ..........................           60,025
     300   Wellpoint Health Networks, Inc.* .................           21,731
                                                                    ----------
                                                                       208,431
                                                                    ----------
MINING & METALS--0.20%
   1,000   Alcan Aluminum, Ltd. .............................           31,000
   3,900   Alcoa, Inc. ......................................          113,100
     400   Allegheny Technologies, Inc. .....................            7,200
     700   Crown Cork & Seal, Inc. ..........................           10,500
     900   Inco Ltd.* .......................................           13,838
     400   Nucor Corp. ......................................           13,275
     700   Owens Illinois, Inc.* ............................            8,181
     400   Phelps Dodge Corp.* ..............................           14,875
     500   USX-U.S. Steel Group, Inc. .......................            9,281
                                                                    ----------
                                                                       221,250
                                                                    ----------
MOTOR VEHICLES--0.41%
     700   DANA Corp. .......................................           14,831
   2,600   Delphi Automotive Systems Corp. ..................           37,863
   5,400   Ford Motor Co. ...................................          232,200
   2,400   General Motors Corp. .............................          139,350
     300   Navistar International Corp.* ....................            9,319
     400   PACCAR, Inc. .....................................           15,875
     607   Visteon Corp. ....................................            7,360
                                                                    ----------
                                                                       456,798
                                                                    ----------
OIL REFINING--0.54%
   1,000   Coastal Corp. ....................................           60,875
   2,800   Conoco, Inc. .....................................           68,775
   3,200   Enron Corp. ......................................          206,400
     400   Sunoco, Inc. .....................................           11,775
   2,500   Texaco, Inc. .....................................          133,125
   1,400   USX-Marathon Group ...............................           35,087
   2,000   Williams Companies, Inc. .........................           83,375
                                                                    ----------
                                                                       599,412
                                                                    ----------

                                                                           MH-30

 MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
SHARES                                                                 VALUE
---------                                                            -------
COMMON STOCKS--(CONTINUED)

OIL SERVICES--0.35%
   1,500   Baker Hughes, Inc. ...............................       $   48,000
   2,000   Halliburton Co. ..................................           94,375
     400   Rowan Companies, Inc.* ...........................           12,150
   2,500   Schlumberger, Ltd. ...............................          186,562
     900   Transocean Sedco Forex, Inc. .....................           48,094
                                                                    ----------
                                                                       389,181
                                                                    ----------
OTHER INSURANCE--1.05%
   3,300   Allstate Corp. ...................................           73,425
   6,800   American International Group, Inc. ...............          799,000
     800   Chubb Corp. ......................................           49,200
     700   Cincinnati Financial Corp. .......................           22,006
   1,000   Hartford Financial Services Group, Inc. ..........           55,937
     500   Jefferson-Pilot Corp. ............................           28,219
     500   Loews Corp. ......................................           30,000
     400   MBIA, Inc. .......................................           19,275
     500   MGIC Investment Corp. ............................           22,750
     300   Progressive Corp. ................................           22,200
     600   SAFECO Corp. .....................................           11,925
   1,000   St. Paul Companies, Inc. .........................           34,125
                                                                    ----------
                                                                     1,168,062
                                                                    ----------
PRECIOUS METALS--0.07%
   1,800   Barrick Gold Corp. ...............................           32,738
   1,400   Homestake Mining Co. .............................            9,625
     800   Newmont Mining Corp. .............................           17,300
   1,600   Placer Dome, Inc. ................................           15,300
                                                                    ----------
                                                                        74,963
                                                                    ----------
PUBLISHING--0.22%
     400   Deluxe Corp. .....................................            9,425
     600   Donnelley, R.R. & Sons Co. .......................           13,538
     400   Dow Jones & Co., Inc. ............................           29,300
   1,200   Gannett, Inc. ....................................           71,775
     300   Harcourt General, Inc. ...........................           16,312
     400   Knight Ridder, Inc. ..............................           21,275
     900   McGraw-Hill Companies, Inc. ......................           48,600
     800   New York Times Co., Class A ......................           31,600
                                                                    ----------
                                                                       241,825
                                                                    ----------
RAILROADS--0.16%
   1,900   Burlington Northern Santa Fe, Inc. ...............           43,581
   1,000   CSX Corp. ........................................           21,188
     500   Kansas City Southern Industries, Inc. ............           44,344
   1,700   Norfolk Southern Corp. ...........................           25,287
   1,100   Union Pacific Corp. ..............................           40,906
                                                                    ----------
                                                                       175,306
                                                                    ----------
RESTAURANTS--0.24%
     600   Darden Restaurants, Inc. .........................            9,750
   5,900   McDonalds Corp. ..................................          194,332
     800   Starbucks Corp.* .................................           30,550
     700   Tricon Global Restaurants, Inc.* .................           19,775
     500   Wendy's International, Inc. ......................            8,906
                                                                    ----------
                                                                       263,313
                                                                    ----------
SECURITIES & ASSET MANAGEMENT--0.86%
     600   Bear Stearns Company, Inc. .......................           24,975
   6,100   Charles Schwab Corp. .............................          205,112
   1,100   Franklin Resources, Inc. .........................           33,413
     600   Lehman Brothers Holdings, Inc. ...................           56,737
   1,700   Merrill Lynch & Co., Inc. ........................          195,500
   5,100   Morgan Stanley Dean Witter & Co. .................          424,575
     600   T.Rowe Price & Associates, Inc. ..................           25,500
                                                                    ----------
                                                                       965,812
                                                                    ----------
SEMICONDUCTOR--3.42%
     700   Advanced Micro Devices, Inc.* ....................           54,075
     900   Altera Corp.* ....................................           91,744
   1,600   Analog Devices, Inc.* ............................          121,600
   3,600   Applied Materials, Inc.* .........................          326,250
   1,000   Conexant Systems, Inc.* ..........................           48,625
  14,900   Intel Corp. ......................................        1,991,944
   1,400   Linear Technology Corp. ..........................           89,512
   1,400   LSI Logic Corp.* .................................           75,775
   1,300   Maxim Integrated Productions Inc.* ...............           88,319
   2,500   Micron Technology, Inc.* .........................          220,156
     800   National Semiconductor Corp.* ....................           45,400
     600   Novellus Systems Inc.* ...........................           33,938
     200   Perkinelmer, Inc. ................................           13,225
   7,300   Texas Instruments, Inc. ..........................          501,419
   1,400   Xilinx, Inc.* ....................................          115,587
                                                                    ----------
                                                                     3,817,569
                                                                    ----------
SPECIALTY RETAIL--0.96%
     600   Autozone, Inc.* ..................................           13,200
     600   Bed, Bath & Beyond, Inc.* ........................           21,750
     900   Best Buy Company, Inc.* ..........................           56,925
     900   Circuit City Stores, Inc. ........................           29,869
   1,700   CVS Corp. ........................................           68,000
   1,500   Dollar General Corp. .............................           29,250
  10,300   Home Depot, Inc. .................................          514,356
   1,700   Lowe's Companies, Inc. ...........................           69,806
   1,500   Office Depot, Inc.* ..............................            9,375
     800   Radioshack Corp. .................................           37,900
   1,200   Rite Aid Corp. ...................................            7,875
   2,200   Staples, Inc.* ...................................           33,825
     300   Tiffany & Co. ....................................           20,256
   1,000   Toys R Us, Inc.* .................................           14,562

MH-31

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

NUMBER OF
  SHARES                                                               VALUE
----------                                                           -------
COMMON STOCKS--(CONCLUDED)
SPECIALTY RETAIL--(CONCLUDED)
   4,500   Walgreen Co ......................................       $  144,844
                                                                    ----------
                                                                     1,071,793
                                                                    ----------
THRIFT--0.09%
     700   Golden West Financial Corp .......................           28,569
   2,500   Washington Mutual, Inc. ..........................           72,187
                                                                    ----------
                                                                       100,756
                                                                    ----------
TOBACCO--0.25%
  10,200   Philip Morris Companies, Inc. ....................          270,938
     800   UST, Inc. ........................................           11,750
                                                                    ----------
                                                                       282,688
                                                                    ----------
WIRELESS TELECOMMUNICATIONS--0.48%
   1,400   Alltel Corp. .....................................           86,713
   3,400   Nextel Communications, Inc.* .....................          208,037
   4,100   Sprint Corp.* ....................................          243,950
                                                                    ----------
                                                                       538,700
                                                                    ----------
Total Common Stocks (cost--$52,774,968) .....................       55,767,636
                                                                    ----------


PRINCIPAL
AMOUNT
 (000)                                                                        MATURITY DATES    INTEREST RATES
-----------                                                                  ----------------  ---------------
SHORT-TERM U.S. GOVERNMENT ANDAGENCY OBLIGATIONS@--50.04%

$  1,874   Federal Farm Credit Bank Discount Notes ............................    07/03/00       6.570%              1,873,316
  54,024   U.S. Treasury Bills(1) .............................................    07/06/00       4.380              53,991,136
                                                                                                                   ------------
Total Short-Term U.S. Government and Agency Obligations (cost--$55,864,452) ...                                      55,864,452
                                                                                                                   ------------
Total Investments (cost--$108,639,420)--99.99% ................................                                     111,632,088
Other assets in excess of liabilities--0.01% ..................................                                          10,018
                                                                                                                   ------------
Net Assets--100.00% ...........................................................                                    $111,642,106
                                                                                                                   ============

--------------------------
 @   Yield to maturity on discounted securities
 *   Non-income producing security.
(1)  Security, or a portion thereof, was on loan at June 30, 2000.
ADR  American Depositary Receipt.
 + The common stock portion of the portfolio is allocated in proportion to the S&P 500 Index. Since the Fund has allocated only 50% of the portfolio to common stocks, it represents half the weighting of the S&P 500 Index.


                See accompanying notes to financial statements.

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                                                     JUNE 30 , 2000 (unaudited)

ASSETS
Investments in securities, at value (cost--$108,639,420) ......................................................       $111,632,088
Investments of cash collateral received for securities loaned, at value (cost--$26,169,250) ...................         26,169,250
Cash ..........................................................................................................              1,933
Receivable for investments sold ...............................................................................            445,407
Dividends and interest receivable .............................................................................             58,968
Other assets ..................................................................................................              1,567
                                                                                                                      ------------
Total assets ..................................................................................................        138,309,213
                                                                                                                      ------------
LIABILITIES
Payable for cash collateral for securities loaned .............................................................         26,169,250
Payable for investments purchased .............................................................................            365,782
Payable to affiliates .........................................................................................            102,374
Accrued expenses and other liabilities ........................................................................             29,701
                                                                                                                      ------------
Total liabilities .............................................................................................         26,667,107
                                                                                                                      ------------
NET ASSETS
Beneficial interest--$0 001 par value (unlimited amount authorized) ...........................................        106,700,166
Undistributed net investment income ...........................................................................          1,299,317
Accumulated net realized gains from investment transactions ...................................................            649,955
Net unrealized appreciation of investments ....................................................................          2,992,668
                                                                                                                      ------------
Net assets ....................................................................................................       $111,642,106
                                                                                                                      ============
CLASS H:
Net assets ....................................................................................................       $ 38,514,954
                                                                                                                      ------------
Shares outstanding ............................................................................................          2,372,005
                                                                                                                      ------------
Net asset value, offering price and redemption value per share ................................................             $16.24
                                                                                                                            ======
CLASS I:
Net assets ....................................................................................................       $ 73,127,152
                                                                                                                      ------------
Shares outstanding ............................................................................................          4,510,805
                                                                                                                      ------------
Net asset value, offering price and redemption value per share ................................................             $16.21
                                                                                                                            ======



                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                                       FOR THE SIX
                                                                                                                      MONTHS ENDED
                                                                                                                      JUNE 30, 2000
                                                                                                                       (UNAUDITED)
                                                                                                                      -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,550) .........................................................        $  286,898
Interest .......................................................................................................         1,432,077
                                                                                                                        ----------
                                                                                                                         1,718,975
                                                                                                                        ----------
EXPENSES:
Investment advisory and administration .........................................................................           253,965
Distribution fees--Class I .....................................................................................            79,485
Legal and audit ................................................................................................            34,085
Custody and accounting .........................................................................................            31,706
Reports and notices to shareholders ............................................................................            29,682
Trustees' fees .................................................................................................             3,750
Transfer agency fees and related service expenses ..............................................................             3,889
Other expenses .................................................................................................            10,387
                                                                                                                        ----------
                                                                                                                           446,949
Less: Fee waiver from adviser ..................................................................................           (27,693)
                                                                                                                        ----------
Net expenses ...................................................................................................           419,256
                                                                                                                        ----------
Net investment income ..........................................................................................         1,299,719
                                                                                                                        ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions ................................................................         2,282,594
Net change in unrealized appreciation/depreciation of investments ..............................................        (2,774,790)
                                                                                                                        ----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ..................................................          (492,196)
                                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................................        $  807,523
                                                                                                                        ==========


                 See accompanying notes to fiancial statements

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                                                                      FOR THE SIX
                                                                                                      MONTHS ENDED         FOR THE
                                                                                                      JUNE 30,2000        YEAR ENDED
                                                                                                       (UNAUDITED)  DECEMBER 31,1999
                                                                                                      ------------- ----------------
FROM OPERATIONS:
Net investment income ...........................................................................     $   1,299,719   $    332,626
Net realized gains from investment transactions .................................................         2,282,594      6,095,928
Net change in unrealized appreciation/depreciation of investments ...............................        (2,774,790)     2,759,506
                                                                                                      --------------  -------------
Net increase in net assets resulting from operations ............................................           807,523      9,188,060
                                                                                                      --------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H ..................................................................           (12,379)      (121,887)
Net investment income--Class I ..................................................................           (20,565)      (178,197)
Net realized gains from investments--Class H ....................................................          (799,723)    (2,297,887)
Net realized gains from investments--Class I ....................................................        (1,328,551)    (3,350,550)
                                                                                                      --------------  -------------
Total dividends and distributions to shareholders ...............................................        (2,161,218)    (5,948,521)
                                                                                                      --------------  -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............................................................        28,216,884     87,368,412
Cost of shares repurchased ......................................................................        (8,509,455)   (28,070,328)
Proceeds from dividends reinvested ..............................................................         2,161,268      6,095,944
                                                                                                      --------------  -------------
Net increase in net assets from beneficial interest transactions ................................        21,868,697     65,394,028
                                                                                                      --------------  -------------
Net increase in net assets ......................................................................        20,515,002     68,633,567

NET ASSETS:
Beginning of period .............................................................................        91,127,104     22,493,537
                                                                                                      --------------  -------------
End of period (including undistributed net investment income of $1,299,317 and
$32,542, respectively) ..........................................................................     $ 111,642,106   $ 91,127,104
                                                                                                      ==============  =============


                 See accompanying notes to financial statements

 NOTES TO FINANCIAL STATEMENTS (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Tactical Allocation Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

NOTES TO FINANCIAL STATEMENTS (unaudited)


   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $45,338 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended June 30, 2000, Mitchell Hutchins waived $4,238.

   For the six months ended June 30, 2000, the Fund paid no brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1,2000 to February 29,2000, Mitchell Hutchins voluntarily agreed to waive $23,455 of the distribution fees on Class I Shares. At June 30, 2000, the Portfolio owed Mitchell Hutchins $56,030 in distribution fees.

NOTES TO FINANCIAL STATEMENTS (unaudited)


SECURITY LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2000, the Portfolio earned $31,212 for lending its securities and PaineWebber earned $10,856 in compensation as the Portfolio's lending agent. At June 30, 2000, the Portfolio owed PaineWebber $1,006 in compensation.

   As of June 30, 2000, the Portfolio held cash and/or cash equivalents having an aggregate value of $26,169,250 as collateral for portfolio securities loaned having a market value of $25,728,725. The cash collateral was invested in the following money market funds:

NUMBER OF
SHARES                                                                                                              VALUE
----------                                                                                                         ------
 4,921,650  AIM Liquid Assets Portfolio ...............................................................        $ 4,921,650
 1,613,442  AIM Prime Portfolio .......................................................................          1,613,442
19,634,158  Mitchell Hutchins Private Money Market Fund LLC ...........................................         19,634,158
                                                                                                               -----------
Total investments of cash collateral received for securities loaned (cost--$26,169,250) ...............        $26,169,250
                                                                                                               ===========

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000, was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) ................................       $7,229,690
Gross depreciation (investments having an excess of cost over value) ................................       (4,237,022)
                                                                                                            -----------
Net unrealized appreciation of investments ..........................................................       $2,992,668
                                                                                                            ===========

   For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $62,503,270 and $75,455,834, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited)


FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        CLASS H                                       CLASS I
                                     ----------------------------------------------- -----------------------------------------------
                                                                                                                FOR THE PERIOD
                                            FOR THE                 FOR THE                 FOR THE            JANUARY 5,1999++
                                        SIX MONTHS ENDED          YEAR ENDED            SIX MONTHS ENDED            THROUGH
                                          JUNE 30,2000          DECEMBER 31,1999          JUNE 30,2000          DECEMBER 31,1999
                                     ----------------------------------------------- -----------------------------------------------
                                       SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT      SHARES       AMOUNT
                                     ----------------------------------------------- -----------------------------------------------
Shares sold ......................    363,870   $5,881,876   2,060,203  $33,179,597  1,383,334  $22,335,008  3,333,610  $54,188,815
Shares repurchased ...............   (268,675)  (4,335,867) (1,499,667) (24,078,224)  (258,690)  (4,173,588)  (245,923)  (3,992,104)
Reinvestment of dividends ........     50,347      812,152     157,007    2,567,197     83,692    1,349,116    214,782    3,528,747
                                      --------  ----------    --------- -----------  ---------  -----------  ---------  -----------
Net increase .....................    145,542   $2,358,161     717,543  $11,668,570  1,208,336  $19,510,536  3,302,469  $53,725,458
                                      ========  ==========    ========= ===========  =========  ===========  =========  ===========

--------------------------
++ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS H                                   CLASS I
                                                --------------------------------------------------- --------------------------------
                                                 FOR THE SIX                     FOR THE PERIOD      FOR THE SIX   FOR THE PERIOD
                                                MONTHS ENDED       FOR THE      SEPTEMBER 28, 1998+  MONTHS ENDED  JANUARY 5, 1999++
                                                JUNE 30, 2000     YEAR ENDED          THROUGH        JUNE 30, 2000    THROUGH
                                                 (UNAUDITED)    DECEMBER 31, 1999  DECEMBER 31,1998   (UNAUDITED)     DECEMBER
                                                --------------------------------------------------- --------------------------------
Net asset value, beginning of period ...........  $  16.49          $  14.91        $  12.00           $  16.48         $  14.89
                                                  -----------       ----------      -----------        -----------      ----------
Net investment income ..........................      0.21@             0.11@           0.02               0.20@            0.11@
Net realized and unrealized gains (losses)
   from investments ............................     (0.11)@            2.64@           2.99              (0.12)@           2.65@
                                                  -----------       ----------      -----------        -----------      ----------
Net increase from investment operations ........      0.10              2.75            3.01               0.08             2.76
                                                  -----------       ----------      -----------        -----------      ----------
Dividends from net investment income ...........     (0.01)            (0.06)          (0.02)             (0.01)           (0.06)
Distributions from net realized gains from
   investments .................................     (0.34)            (1.11)          (0.08)             (0.34)           (1.11)
                                                  -----------       ----------      -----------        -----------      ----------
Total dividends and distributions to
   shareholders ................................     (0.35)            (1.17)          (0.10)             (0.35)           (1.17)
                                                  -----------       ----------      -----------        -----------      ----------
Net asset value, end of period .................  $  16.24          $  16.49        $  14.91           $  16.21         $  16.48
                                                  ===========       ==========      ===========        ===========      ==========
Total investment return(1) .....................      0.61%            18.43%          24.98%              0.48%           18.52%
                                                  ===========       ==========      ===========        ===========      ==========
Ratios/Supplemental data:
Net assets, end of period (000's) ..............  $ 38,515          $ 36,714        $ 22,494           $ 73,127         $ 54,413
Expenses to average net assets,
   before waiver from adviser ..................      0.72%*            0.74%           0.95%*             0.97%*           0.99%*
Expenses to average net assets,
   after waiver from adviser ...................      0.71%*            0.74%           0.95%*             0.89%*           0.74%*
Net investment income to average net assets,
   before waiver from adviser ..................      2.66%*            0.71%           0.77%*             2.41%*           0.56%*
Net investment income to average net assets,
   after waiver from adviser ...................      2.67%*            0.71%           0.77%*             2.49%*           0.81%*
Portfolio turnover rate ........................       104%              110%              6%               104%             110%

--------------------------
 +  Commencement of operations.
++  Commencement of issuance of shares.
 *  Annualized.
 @  Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

           FINANCIAL STATEMENTS OF
        THE PRUDENTIAL SERIES FUND, INC.
----------------------------------------------
        PRUDENTIAL JENNISON PORTFOLIO
----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

June 30, 2000

ASSETS
  Investments, at value (cost: $2,719,430,030)..................................................     $3,478,239,086
  Cash..........................................................................................                749
  Receivable for investments sold...............................................................          8,349,032
  Receivable for capital stock sold.............................................................          1,519,254
  Interest and dividends receivable.............................................................          1,228,980
  Receivable for securities lending, net........................................................            436,026
                                                                                                     --------------
     Total Assets...............................................................................      3,489,773,127
                                                                                                     --------------
LIABILITIES
  Payable to investment adviser.................................................................          4,845,097
  Payable for investments purchased.............................................................         11,274,047
  Payable for capital stock repurchased.........................................................            349,577
  Distribution fee payable......................................................................                465
  Administration fee payable....................................................................                279
  Accrued expenses and other liabilities........................................................            173,711
                                                                                                     --------------
     Total Liabilities..........................................................................         16,643,176
                                                                                                     --------------
NET ASSETS......................................................................................     $3,473,129,951
                                                                                                     ==============
  Net assets were comprised of:
    Common stock, at $0.01 par value............................................................     $    1,048,296
    Paid-in capital, in excess of par...........................................................      2,473,158,889
                                                                                                     --------------
                                                                                                      2,474,207,185
    Undistributed net investment income.........................................................            923,669
    Accumulated net realized gain on investments................................................        239,190,019
    Net unrealized appreciation on investments and
      foreign currencies........................................................................        758,809,078
                                                                                                     --------------
      Net assets, June 30, 2000.................................................................     $3,473,129,951
                                                                                                     ==============
Class I:
  Net asset value and redemption price per share,
      3,470,354,015 DIVIDED BY 104,745,716 outstanding shares of
      common stock (authorized 110,000,000 shares).............................................      $        33.13
                                                                                                     ==============
Class II:
  Net asset value and redemption price per share,
      2,775,935 DIVIDED BY 83,915 outstanding shares of common
      stock (authorized 5,000,000 shares).....................................................       $        33.08
                                                                                                     ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

INVESTMENT INCOME
  Dividends (net of $189,126 foreign withholding tax)...........................................       $  6,178,414
  Interest......................................................................................          3,995,743
  Income from securities loaned, net............................................................            565,833
                                                                                                     --------------
                                                                                                         10,739,990
                                                                                                     --------------
EXPENSES
  Investment advisory fee.......................................................................          9,532,134
  Administration fee--Class II..................................................................                285
  Distribution fee--Class II....................................................................                476
  Shareholders' reports.........................................................................            186,000
  Accounting fee................................................................................             40,000
  Custodian's fees and expenses.................................................................             35,000
  Audit fees and expenses.......................................................................             17,000
  Commitment fee on syndicated credit agreement.................................................             13,000
  Legal fees and expenses.......................................................................              5,000
  Transfer agent's fees and expenses............................................................              5,000
  Directors' fees...............................................................................              2,000
  Miscellaneous.................................................................................              4,616
                                                                                                     --------------
     Total expenses.............................................................................          9,840,511
  Less: custodian fee credit....................................................................            (24,190)
                                                                                                     --------------
     Net expenses...............................................................................          9,816,321
                                                                                                     --------------
  NET INVESTMENT INCOME...........................................................................          923,669
                                                                                                     --------------
  NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments..............................................................        240,205,243
                                                                                                     --------------
  Net change in unrealized appreciation (depreciation) on:
     Investments................................................................................       (133,489,787)
     Foreign currencies.........................................................................                 22
                                                                                                     --------------
                                                                                                       (133,489,765)
                                                                                                     --------------
NET GAIN ON INVESTMENTS.........................................................................        106,715,478
                                                                                                     --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.......................................................................     $  107,639,147
                                                                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                                JUNE 30, 2000          DECEMBER 31, 1999
                                                                               ----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................ $     923,669              $  3,100,657
  Net realized gain on investments.............................................   240,205,243               147,534,996
  Net change in unrealized appreciation (depreciation) on investments..........  (133,489,765)              574,663,580
                                                                                --------------           --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................   107,639,147               725,299,233
                                                                                -------------            --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income--Class I................................           --                 (3,100,657)
  Distributions from net realized capital gains
  Class I......................................................................   (49,620,027)             (109,146,897)
  Class II.....................................................................        (2,217)                       --
                                                                                -------------            --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS............................................   (49,622,244)             (112,247,554)
                                                                                -------------            --------------

CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [22,430,665 and 46,076,803 shares, respectively]..........   752,106,237             1,238,109,549
  Capital stock issued in reinvestment of dividends and distributions
     [1,630,701 and 3,815,423 shares, respectively]............................    49,622,244               112,247,554
  Capital stock repurchased [(4,763,710) and (14,500,046) shares, respectively]  (157,283,294)             (391,470,256)
                                                                                -------------            --------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........   644,445,187               958,886,847
                                                                                -------------            --------------
TOTAL DECREASE IN NET ASSETS...................................................   702,462,090             1,571,938,526
NET ASSETS:
  Beginning of period.......................................................... 2,770,667,861             1,198,729,335
                                                                                -------------            --------------
  End of period(a).............................................................$3,473,129,951            $2,770,667,861
                                                                               ==============            ==============
  (a) Includes undistributed net investment income of:.........................$      923,669            $           --
                                                                               --------------            --------------

                SEE NOTES TO FINANCIAL STATEMENTS.

                                A

                 THE PRUDENTIAL SERIES FUND, INC.
                     SCHEDULE OF INVESTMENTS
           ----------------------------------------------
                   PRUDENTIAL JENNISON PORTFOLIO
           ----------------------------------------------

JUNE 30, 2000 (UNAUDITED)


LONG-TERM INVESTMENTS--95.9%
                                                                              VALUE
COMMON STOCKS                                          SHARES               (NOTE 2)
                                                    ---------             -------------
ADVERTISING--1.1%
  Omnicom Group Inc.........................          420,200             $  37,424,063
                                                                          -------------
COMPUTERS--8.9%
  Compaq Computer Corp......................        1,348,100                34,460,806
  Dell Computer Corp.(a)....................          775,300                38,231,981
  EMC Corp.(a)..............................          968,000                74,475,500
  Hewlett-Packard Co. ......................          965,500               120,566,812
  Sun Microsystems, Inc.(a).................          471,800                42,904,313
                                                                          -------------
                                                                            310,639,412
                                                                          -------------
COMPUTER SOFTWARE & SERVICES--7.2%
  ASM Lithography Holding N.V.(a)...........          555,100                24,493,787
  Cisco Systems, Inc.(a)....................        1,854,000               117,844,875
  Juniper Networks, Inc.(a).................          142,200                20,698,988
  Microsoft Corp.(a)........................          758,600                60,688,000
  VERITAS Software Corp.(a).................          229,050                25,886,229
                                                                          -------------
                                                                            249,611,879
                                                                          -------------
COSMETICS & SOAPS--0.6%
  Estee Lauder Companies
  (Class "A")...............................          414,500                20,491,844
                                                                          -------------
DIVERSIFIED OPERATIONS--3.2%
  Corning, Inc..............................          154,200                41,614,725
  General Electric Co. .....................        1,330,000                70,490,000
                                                                          -------------
                                                                            112,104,725
                                                                          -------------
DRUGS & MEDICAL SUPPLIES--12.8%
  American Home Products Corp. .............        1,061,300                62,351,375
  Amgen, Inc.(a)............................          744,300                52,287,075
  Genetech, Inc.(a).........................          232,800                40,041,600
  Lilly (Eli) & Co..........................          270,200                26,986,225
  Merck & Co., Inc..........................          714,200                54,725,575
  Pfizer, Inc...............................        2,819,300               135,326,400
  Pharmacia Corp............................        1,373,994                71,018,315
                                                                          -------------
                                                                            442,736,565
                                                                          -------------
ELECTRONICS--8.5%
  Applied Materials, Inc.(a)................          532,600                48,266,875
  Applied Micro Circuits Corp.(a)...........          232,800                22,989,000
  Broadcom Corp.(a).........................           90,200                19,748,162
  Intel Corp. ..............................          954,800               127,644,825
  Texas Instruments, Inc. ..................        1,122,100                77,074,244
                                                                          -------------
                                                                            295,723,106
                                                                          -------------
FINANCIAL SERVICES--10.0%
  American Express Co. .....................        1,278,600                66,647,025
  Citigroup, Inc. ..........................        1,927,200               116,113,800
  Merrill Lynch & Co., Inc. ................          638,600                73,439,000
  Morgan Stanley Dean Witter & Co. .........        1,111,340                92,519,055
                                                                          -------------
                                                                            348,718,880
                                                                          -------------
INSURANCE--2.2%
  American International Group, Inc. .......          636,425                74,779,937
                                                                          -------------
INTERNET SOFTWARE--1.7%
  America Online, Inc.(a)...................          706,600                37,273,150
  Verisign, Inc. ...........................          128,000                22,592,000
                                                                          -------------
                                                                             59,865,150
                                                                          -------------
MEDIA--8.2%
  AT&T Corp.--Liberty Media Group
  (Class "A" Stock).........................        2,239,000                54,295,750
  Clear Channel Communications, Inc.(a).....          779,100                58,432,500
  Time Warner, Inc..........................          476,900                36,244,400
  Univision Communications Inc(a)...........          338,300                35,014,050

MEDIA (CONT'D.)
  Viacom, Inc.(a)...........................       1,477,119                100,721,052
                                                                          -------------
                                                                            284,707,752
                                                                          -------------
OIL & GAS SERVICES--1.0%
  Schlumberger, Ltd. .......................         479,600                 35,790,150
                                                                          -------------
RETAIL--9.7%
  Costco Wholesale Corp.(a).................         137,500                  4,537,500
  Gap, Inc. (The)...........................       1,228,850                 38,401,562
  Home Depot, Inc. .........................       2,269,700                113,343,144
  Kohl's Corp.(a)...........................       1,277,200                 71,044,250
  Tiffany & Co..............................         525,900                 35,498,250
  Wal-Mart Stores, Inc. ....................       1,273,400                 73,379,675
                                                                          -------------
                                                                            336,204,381
                                                                          -------------
TELECOMMUNICATIONS--20.8%
  Allegiance Telecom, Inc.(a)...............         475,150                 30,409,600
  Ericsson (L.M.) Telephone Co., Inc.
   (ADR) (Sweden)..........................       2,318,900                 46,378,000
  General Motors Corp (Class "H"
   Stock)...................................         508,300                 44,603,325
  Global Crossing Ltd.(a)...................       1,580,000                 41,573,750
  JDS Uniphase Corp.(a).....................         307,800                 36,897,525
  Level 3 Communications, Inc.(a)...........         173,300                 15,250,400
  Metromedia Fiber Network, Inc. ...........         709,200                 28,146,375
  Motorola, Inc. ...........................       1,026,100                 29,821,031
  Nextel Communications, Inc. ..............         502,400                 30,740,600
  Nextlink Communications(a)................         501,600                 19,029,450
  Nokia Corp. (ADR) (Finland)(a)............       2,331,500                116,429,281
  Nortel Networks Corp......................         576,100                 39,318,825
  NTL, Inc.(a)(b)...........................         740,850                 44,358,394
  Qwest Communications International,
   Inc.(a)(b)...............................       1,896,100                 94,212,469
  Vodafone AirTouch Group PLC,
   ADR (United Kingdom).....................       2,574,581                106,684,217
                                                                          -------------
                                                                            723,853,242
                                                                          -------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,573,842,030).....................                              3,332,651,086
                                                                          -------------
                                                  PRINCIPAL
SHORT-TERM                                         AMOUNT                    VALUE
INVESTMENTS--4.2%                                  (000)                    (NOTE 2)
                                                  ---------              --------------
  REPURCHASE AGREEMENT
    Joint Repurchase Agreement Account
      6.49%, 07/03/00
    (cost $145,588,000; Note 5).............      $  145,588             $  145,588,000
                                                                         --------------
TOTAL INVESTMENTS--100.1%
  (cost $2,719,430,030; Note 6).............                              3,478,239,086
LIABILITIES IN EXCESS OF OTHER
  ASSETS--(0.1%)............................                                 (5,109,135)
                                                                         --------------
  NET ASSETS--100.0%........................                             $3,473,129,951
                                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Corporation)
NV  Naamloze Vennootschap (Dutch Corporation)
(a) Non-income producing security.
(b) Portion of the security on loans: As of June 30, 2000, the Fund had securities on loan with an aggregate market value of $113,899,238. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $119,174,485.

SEE NOTES TO FINANCIAL STATEMENTS.

                     B

                                 NOTES TO THE FINANCIAL STATEMENTS OF
                                   THE PRUDENTIAL SERIES FUND, INC.
                                    PRUDENTIAL JENNISON PORTFOLIO
                                            (UNAUDITED)

NOTE 1: GENERAL

          The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only one Portfolio: Prudential Jennison Portfolio. The Portfolio's investment objective is long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

NOTE 2: ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

          SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

          Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

          REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

          FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

          (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

          Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

          Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

                                       C1

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.


          SECURITIES LENDING: The Series Fund may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the six months ended June 30, 2000, PSI has been compensated $175,958 for these services.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses, which are attributable directly at a Portfolio or class level.

          Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

          CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits, which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

          TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

          Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

          DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

          Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE 3: AGREEMENTS

          The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Portfolio. The Prudential pays for the services of Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C2

          The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rate of 0.60% of the value of the Portfolio's average daily net assets.

          The Prudential compensates Jennison for its services at the annual rate of 0.75% on the first $10 million of the value of the Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The fees are computed daily and paid quarterly.

          The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

          The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

          The Prudential has agreed to reimburse the Portfolio the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

          PIMS, PIFM and Jennison are wholly-owned subsidiaries of The
          Prudential.

          The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of 0.080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
          0.065 of 1% of the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

          Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Series Fund's transfer agent. During the six months ended June 30, 2000, the Portfolio incurred fees of approximately $5,100 for the services of PMFS and as of June 30, 2000, $900 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expense paid to nonaffiliates.

          For the six months ended June 30, 2000, PSI earned $138,270 in brokerage commissions from transactions executed on behalf of the Portfolio.

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

          The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Portfolio had a 23.05% undivided interest in the joint repurchase agreement account which represented $145,588,000 in principal amount as of June 30, 2000.

          As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

          ABN AMRO Inc., 6.60%, in the principal amount of $130,000,000, repurchase price $130,071,500, due 7/3/00. The value of the collateral including accrued interest was $132,600,710.

          ABN AMRO Inc., 6.20%, in the principal amount of $76,455,000, repurchase price $76,494,502, due 7/3/00. The value of the collateral including accrued interest was $77,984,334.

          Bear, Stearns & Co., Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $127,935,940.

          Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $130,618,178.

          UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,001,028.

                                       C3

          UBS Warburg, 6.25%, in the principal amount of $75,216,000, repurchase price $75,255,175, due 7/3/00. The value of the collateral including accrued interest was $76,721,755.

NOTE 6: PORTFOLIO SECURITIES

          The aggregate cost of purchase and proceeds from sales of securities (excluding short-term issues) for the six months ended June 30, 2000 were $1,842,685,398 and $1,266,685,655, respectively, for the
          Portfolio.

          The federal income tax basis of the Portfolio's investments was $2,724,954,392 and, accordingly, net unrealized appreciation for federal income tax purposes was $753,284,694 (gross unrealized appreciation - $852,783,794; gross unrealized depreciation - $99,499,100).

NOTE 7: CAPITAL

          The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

          Transactions in shares of common stock of the Portfolio were as follows:

                                  Class I                                           Shares                  Amount
                                  -------                                         ----------            --------------
Six months ended June 30, 2000:
Capital stock sold....................................................            22,342,715            $  749,265,516
Capital stock issued in reinvestment of dividends and distributions...             1,630,628                49,620,027
Capital stock repurchased.............................................            (4,759,602)             (157,150,860)
                                                                                  ----------            --------------
Net increase in shares outstanding....................................            19,213,741            $  641,734,683
                                                                                  ==========            ==============
                                  Class II                                          Shares                  Amount
                                  --------                                        ----------            --------------
February 10, 2000 (b) through June 30, 2000:
Capital stock sold....................................................                87,950              $  2,840,721
Capital stock issued in reinvestment of dividends and distributions...                    73                     2,217
Capital stock repurchased.............................................                (4,108)                 (132,434)
                                                                                  ----------            --------------
Net increase in shares outstanding....................................                83,915              $  2,710,504
                                                                                  ==========            ==============

(b) Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                       C4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                           PRUDENTIAL JENNISON PORTFOLIO
                                            -----------------------------------------------------------------------------
                                                                      CLASS I
                                            -----------------------------------------------------------------------------
                                            SIX MONTHS                    YEAR ENDED                  APRIL 25, 1995(d)
                                              ENDED                      DECEMBER 31,                     THROUGH
                                             JUNE 30,       ----------------------------------------    DECEMBER 31,
                                              2000          1999       1998       1997       1996         1995(c)
                                            --------     --------     --------     ------     ------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period....... $  32.39     $  23.91     $  17.73     $14.32     $12.55     $10.00
                                            --------     --------     --------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................     0.01         0.05         0.04       0.04       0.02       0.02
Net realized and unrealized gains
  (losses) on investments..................     1.23         9.88         6.56       4.48       1.78       2.54
                                            --------     --------     --------     ------     ------     ------
     Total from investment operations......     1.24         9.93         6.60       4.52       1.80       2.56
                                            --------     --------     --------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......       --        (0.05)       (0.04)     (0.04)     (0.03)     (0.01)
Distributions from net realized gains......    (0.50)       (1.40)       (0.38)     (1.07)        --         --
                                            --------     --------     --------     ------     ------     ------
     Total distributions...................    (0.50)       (1.45)       (0.42)     (1.11)     (0.03)     (0.01)
                                            --------     --------     --------     ------     ------     ------
Net Asset Value, end of period............. $  33.13     $  32.39     $  23.91     $17.73     $14.32     $12.55
                                            ========     ========     ========     ======     ======     ======
TOTAL INVESTMENT RETURN(a).................     3.98%       41.76%       37.46%     31.71%     14.41%     24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).... $3,470.3     $2,770.7     $1,198.7     $495.9     $226.5     $ 63.1
Ratios to average net assets:
  Expenses.................................     0.62%(b)     0.63%        0.63%      0.64%      0.66%      0.79%(b)
  Net investment income....................     0.06%(b)     0.17%        0.20%      0.25%      0.20%      0.15%(b)
Portfolio turnover rate....................       41%          58%          54%        60%        46%        37%


                                           PRUDENTIAL JENNISON
                                                PORTFOLIO
                                           -------------------
                                                CLASS II
                                           -------------------
                                               FEBRUARY 10,
                                                 2000(e)
                                                 THROUGH
                                                 JUNE 30,
                                                  2000
                                           -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period.......  $  34.25
                                             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................        --(f)
Net realized and unrealized gains
  (losses) on investments..................     (0.67)
                                             --------
      Total from investment operations.....     (0.67)
                                             --------
LESS DISTRIBUTIONS:
Dividends from net investment income.......        --
Distributions from net realized gains......     (0.50)
                                             --------
      Total distributions..................     (0.50)
                                             --------
Net Asset Value, end of period.............  $  33.08
TOTAL INVESTMENT RETURN(a).................     (1.81)
                                             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)....  $2,775.9
Ratios to average net assets:
  Expenses.................................      1.02%(b)
  Net investment income....................     (0.34)%(b)
Portfolio turnover rate....................        41%


(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than ($0.003).

                                       D

                                                          S E M I -
SALOMON BROTHERS                                          A N N U A L
VARIABLE SERIES FUNDS INC                                 R E P O R T
                                                          2 0 0 0
                                                          JUNE 30, 2000

[GRAPHIC]                                                 - CAPITAL FUND

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

OUR MESSAGE TO YOU



DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Capital Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

The Fund's shares returned 16.47% for the six-month period ended June 30, 2000. In comparison, the Russell 3000 Index returned 0.95% and the Standard and Poor's 500 Index ("S&P 500") declined 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.)

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out of favor value stocks that blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, the Fund has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy.(1)

Our core investment style is a bottom-up stock picking strategy. (Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends.) We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.

------------------
(1) OF COURSE, INVESTORS CAN ALSO LOSE MONEY IN THE SUB-ACCOUNT IF OUR JUDGEMENT ABOUT THE ATTRACTIVENESS, RELATIVE VALUE OR POTENTIAL APPRECIATION OF A PARTICULAR SECTOR OR SECURITY PROVES TO BE INCORRECT.

MARKET OVERVIEW AND OUTLOOK

Even though it made no headway, the stock market offered something for everyone during the first half of 2000. Initially the speculative momentum market of 1999 helped the market rally continue, peaking during the second week of March. The Federal Reserve Board's ("Fed") continued increases in interest rates then started to be felt, leading to a violent sell-off, particularly in the volatile NASDAQ market, through May. At the same time, many oversold "Old Economy" stocks rallied as money rotated from the Internet and biotech stocks into areas such as consumer staples. By the end of the half, most of the market losses were recovered so that most broad indices were down modestly.

One way to describe what happened is that "investment gravity" finally took hold of stocks that previously seemed to continually float skyward. The catalyst was the seemingly unrelated comments by U.S. President Bill Clinton and British Prime Minister Tony Blair that genomics companies would not reap all of the benefits of the public research money devoted to their field of science. The sell-off in biotech stocks spread like contagion to all high-priced growth stocks. For a relatively brief time, earnings counted and stories were discounted. By the end of June, the market was once again awarding future potential a premium to proven ability.

The Fund's investment strategy worked exceptionally well throughout the six-month period. When the market was rising our broad, diversified equity exposure allowed us to participate even though much of what we liked was out of favor. The declines in less speculative stocks provided us with opportunities as well. For the first time in over two years, we were given an attractive opportunity to start building positions in drug stocks, a sector that we think should exhibit above-average growth well into the future due to favorable demographic and technological trends.

Later in the half, during the NASDAQ-led market decline, the Fund actually appreciated as money flowed to companies that could be more easily valued, most of which had been materially oversold in the previous few months. The rotation favored drug stocks as well as companies we previously owned such as Safeway, Nabisco Group Holdings and Devon Energy while giving us the opportunity to add to undervalued technology stocks like 3Com and Seagate. Going forward, we expect to continue to hold many of these stocks although there have been tender offers announced for Nabisco and Seagate.

We continue to see the growth of the Internet as one of the driving forces of the economy going forward. If you closely examine the Fund's portfolio, you will see that relatively little of your money is invested in traditional Internet companies (i.e., the "dot.coms"). We think the long-term risk and reward proposition in most of these companies to be unattractive, a view we think the market is starting to embrace. We also think most of these companies do not have sustainable business models (translation: in our opinion they will always lose money), while others have valuations that assume they will be the only survivors in the eventual shakeout. However, you will see a lot of your money invested in companies that benefit from or build the Internet. In the Fund we own companies such as ...

- 3COM (a company that split into two pieces in July; Palm Pilot, the leading PDA which will offer wireless internet access, and the remaining 3Com networking business helping individuals access the Internet);

- FEDERATED DEPARTMENT STORES (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses); and

- VERIZON (formed from the merger of Bell Atlantic and GTE, Verizon is the leading U.S. wireless company also offering telecom services such as local, long distance and high-speed Internet access).

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will continue to lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their stock price.

We expect the Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk reward ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of the part of the market they currently reside in.

Thank you for your investment in the Salomon Brothers Variable Capital Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

Heath B. McLendon                             Ross S. Margolies
Chairman and President                        Executive Vice President

JULY 25, 2000

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
SALOMON BROTHERS VARIABLE CAPITAL FUND
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH THE RUSSELL 3000 INDEX
--------------------------------------------------------------------------------

[GRAPH]

        CAPITAL FUND      RUSSELL 3000 INDEX
        ------------      ------------------
2/17/98    $10,000           $10,000
6/30/00    $16,794           $14,382

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHANGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.


THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE CAPITAL FUND VERSUS THE RUSSELL 3000 INDEX. IT IS IMPORTANT TO NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

------------------------------------------------------------------------------------------------------
HISTORICAL PERFORMANCE
------------------------------------------------------------------------------------------------------
                              NET ASSET VALUE
                             -----------------
                            BEGINNING       END           INCOME        CAPITAL GAIN        TOTAL
PERIOD ENDED                OF PERIOD    OF PERIOD       DIVIDEND       DISTRIBUTION        RETURNS+
------------------------------------------------------------------------------------------------------
6/30/00                      $13.67       $15.69          $0.00             $0.23            16.47%++
12/31/99                      11.57        13.67           0.07              0.39            22.08
Inception*--12/31/98          10.00        11.57           0.09              0.15            18.12 ++
------------------------------------------------------------------------------------------------------
                                                          $0.16             $0.77
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                                   16.47%
Year Ended 6/30/00                                                                           25.58
Inception* through 6/30/00                                                                   24.49
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN+
------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                   67.94%
------------------------------------------------------------------------------------------------------

+ ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS FOR ALL PERIODS SHOWN. TOTAL RETURNS MAY ALSO REFLECT A VOLUNTARY EXPENSE CAP IMPOSED BY SALOMON BROTHERS ASSET MANAGEMENT INC TO LIMIT TOTAL FUND OPERATING EXPENSES. ABSENT THIS EXPENSE CAP, TOTAL RETURNS FOR THE FUND WOULD BE LOWER. EXPENSE CAPS MAY BE REVISED OR TERMINATED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

*      INCEPTION DATE IS FEBRUARY 17,1998.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited)

        Shares                                     Security                                       Value
----------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 91.5%

BASIC INDUSTRIES -- 6.1%
         33,500     AK Steel Holding Corp. ..........................................     $       268,000
         21,200     Crown Cork & Seal Co., Inc. .....................................             318,000
         24,600     The Geon Co. ....................................................             455,100
         14,500     International Paper Co. .........................................             432,281
         63,000     LTV Corp. .......................................................             181,125
          3,800     Olin Corp. ......................................................              62,700
         16,400     OM Group, Inc. ..................................................             721,600
                                                                                          ---------------
                                                                                                2,438,806
                                                                                          ---------------

CAPITAL GOODS -- 1.1%
         78,800     Harnischfeger Industries, Inc.(a) ...............................             26,792
         10,400     Ingersoll-Rand Co ...............................................             418,600
                                                                                          ---------------
                                                                                                  445,392
                                                                                          ---------------

COMMUNICATIONS -- 12.2%
         10,400     Bell Atlantic Corp.(b) ..........................................             528,450
         20,700     Dobson Communications Corp., Class A Shares (a) .................             398,475
         20,300     Genuity Inc.(a) .................................................             185,872
         10,200     GTE Corp.(b) ....................................................             634,950
         21,100     ICG Communications, Inc.(a) .....................................             465,519
          2,600     NTL Inc.(a) .....................................................             155,675
         16,500     Rogers Cantel Mobile Communications Inc., Class B Shares (a) ....             554,812
          9,900     SBC Communications Inc. .........................................             428,175
         47,500     Sinclair Broadcast Group, Inc., Class A Shares (a) ..............             522,500
          8,300     UnitedGlobalCom Inc., Class A Shares (a) ........................             388,025
         12,500     WorldCom, Inc.(a) ...............................................             573,437
                                                                                          ---------------
                                                                                                4,835,890
                                                                                          ---------------

CONSUMER CYCLICALS -- 10.8%
         33,900     Abercrombie & Fitch Co., Class A Shares (a) .....................             413,156
         36,800     Costco Wholesale Corp.(a) .......................................           1,214,400
         36,600     Federated Department Stores, Inc.(a) ............................           1,235,250
         10,971     Fine Host Corp.(a)(c) ...........................................             102,892
         22,600     PRIMEDIA Inc.(a) ................................................             514,150
         16,500     Sun International Hotels Ltd.(a) ................................             330,000
         28,700     Wendy's International, Inc. .....................................             511,219
                                                                                          ---------------
                                                                                                4,321,067
                                                                                          ---------------

CONSUMER NON-CYCLICALS -- 25.6%
         13,000     AT&T Corp.-Liberty Media, Class A Shares (a) ....................             315,250
         33,000     Delhaize America, Inc., Class B Shares ..........................             507,375
         16,400     The Gillette Co. ................................................             572,975
          5,200     Hannaford Bros. Co. .............................................             373,750
         14,700     Hearst-Argyle Television, Inc., Class A Shares (a) ..............             286,650
         65,400     Hormel Foods Corp. ..............................................           1,099,537
         23,200     John B. San Filippo & Son, Inc.(a) ..............................              68,150
         25,300     Michael Foods, Inc. .............................................             619,850
         62,100     Nabisco Group Holdings Corp. ....................................           1,610,719
         12,400     The News Corp. Ltd. ADR .........................................             589,000
         37,000     The Pepsi Bottling Group, Inc. ..................................           1,079,937
         14,500     PepsiCo, Inc. ...................................................             644,344
         16,600     Philip Morris Cos. Inc. .........................................             440,937
         36,800     Safeway Inc.(a) .................................................           1,660,600
         37,500     Tyson Foods, Inc., Class A Shares ...............................             328,125
                                                                                          ---------------
                                                                                               10,197,199
                                                                                          ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30,2000 (unaudited)(continued)

        Shares                                     Security                                       Value
----------------------------------------------------------------------------------------------------------------
ENERGY -- 8.4%
         32,500      3TEC Energy Corp.(a) ............................................     $       325,000
          8,900      Caminus Corp.(a) ................................................             218,050
         16,800      Conoco Inc., Class B Shares .....................................             412,650
         12,300      Devon Energy Corp. ..............................................             691,106
         21,600      Paradigm Geophysical Ltd.(a) ....................................             129,600
         11,600      R&B Falcon Corp.(a) .............................................             273,325
         21,100      Suncor Energy, Inc. .............................................             491,894
         78,200      Tesoro Petroleum Corp.(a) .......................................             791,775
                                                                                           ---------------
                                                                                                 3,333,400
                                                                                           ---------------
FINANCIAL SERVICES -- 6.9%
         16,500      The Bank of New York Co., Inc. ..................................             767,250
         20,700      Banknorth Group, Inc. ...........................................             316,969
          8,400      Comerica Inc. ...................................................             376,950
         12,300      FleetBoston Financial Corp. .....................................             418,200
         18,600      Mercantile Bankshares Corp. .....................................             554,512
         12,200      Protective Life Corp. ...........................................             324,825
                                                                                           ---------------
                                                                                                 2,758,706
                                                                                           ---------------
HEALTH CARE -- 6.0%
         16,600      Health Management Associates, Inc., Class A Shares (a) ..........             216,838
         12,300      Merck & Co., Inc. ...............................................             942,488
         14,900      Novartis AG, ADR (a) ............................................             596,000
          4,300      Nycomed Amersham PLC, Sponsored ADR .............................             210,700
          8,200      Schering-Plough Corp. ...........................................             414,100
                                                                                           ---------------
                                                                                                 2,380,126
                                                                                           ---------------
TECHNOLOGY -- 14.4%
         18,700      3Com Corp.(a) ...................................................           1,077,588
          8,300      Advanced Micro Devices, Inc.(a) .................................             641,175
         14,300      ASM International N.V.(a) .......................................             378,950
         16,600      Compaq Computer Corp. ...........................................             424,338
          5,000      Comverse Technology, Inc.(a) ....................................             465,000
         13,500      Cypress Semiconductor Corp.(a) ..................................             570,375
         16,400      Digital Microwave Corp.(a) ......................................             625,250
            200      Exfo Electro-Optical Engineering Inc.(a) ........................               8,775
          3,700      International Business Machines Corp. ...........................             405,381
         13,100      Latitude Communications, Inc.(a) ................................             146,556
            600      Marvell Technology Group Ltd.(a) ................................              34,200
            100      Netease.com, Inc., ADR (a) ......................................               1,213
         14,600      Organic, Inc.(a) ................................................             142,350
            900      Plantronics Inc.(a) .............................................             103,950
          6,200      Seagate Technology, Inc.(a) .....................................             341,000
         20,500      SpeedFam-IPEC, Inc.(a) ..........................................             372,844
                                                                                           ---------------
                                                                                                 5,738,945
                                                                                           ---------------

                     TOTAL COMMON STOCK
                     (Cost--$32,880,308) .............................................          36,449,531
                                                                                           ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited)(continued)

        Face
        Amount                                     Security                                       Value
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS --1.8%
CONSUMER CYCLICALS -- 1.1%
           Sunbeam Corp., Sr. Sub. Debentures:
$     1,000,000     Zero coupon due 3/25/18 (d) .....................................     $       162,500
      1,750,000     Zero coupon due 3/25/18 .........................................             284,375
                                                                                          ---------------
                                                                                                  446,875
                                                                                          ---------------
ENERGY -- 0.7%
        455,000     Friede Goldman Halter Inc., 4.500% due 9/15/04 ..................             275,844
                                                                                          ---------------
                    TOTAL CONVERTIBLE CORPORATE BONDS
                    (Cost -- $732,508) ..............................................             722,719
                                                                                          ---------------
CORPORATE BONDS -- 1.4%
CAPITAL GOODS -- 1.3%
                   Harnischfeger Industries, Inc., Debentures:

        160,000     8.900% due 3/1/22 (a)(e) ........................................              61,600
        175,000     8.700% due 6/15/22 (a)(e) .......................................              67,375
        950,000     7.250% due 12/15/25 (a)(e) ......................................             365,750
         40,000     6.875% due 2/15/27 (a)(e) .......................................              15,400
                                                                                          ---------------
                                                                                                  510,125
                                                                                          ---------------
CONSUMER CYCLICALS -- 0.0%
         15,000     Breed Technologies Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (d) .                 169
                                                                                          ---------------
FINANCIAL SERVICES -- 0.1%
                   Contifinancial Corp., Sr. Notes:
        125,000     7.500% due 3/15/02 (a)(e) .......................................              15,625
        195,000     8.125% due 4/1/08 (a)(e) ........................................              24,375
                                                                                          ---------------
                                                                                                   40,000
                                                                                          ---------------
                    TOTAL CORPORATE BONDS
                    (Cost -- $649,341)                                                            550,294
                                                                                          ---------------
CONTRACTS
----------
PURCHASED OPTIONS (A) -- 0.2%
             99     DoubleClick Inc., Put @ 35, Expire 7/22/00 ......................              22,584
             20     Interactive Index, Put @ 450, Expire 7/22/00 ....................              16,750
              4     Interactive Index, Put @ 480, Expire 7/22/00 ....................               6,700
              8     Interactive Index, Put @ 400, Expire 8/19/00 ....................               7,000
              8     S&P 500 Index, Put @ 1400, Expire 7/22/00 .......................               5,300
              8     S&P 500 Index, Put @ 1420, Expire 7/22/00 .......................               9,700
                                                                                          ---------------
                    TOTAL PURCHASED OPTIONS
                    (Cost -- $103,067) ..............................................              68,034
                                                                                          ---------------
 Face
Amount
-------
REPURCHASE AGREEMENT -- 5.1%
$2,026,000          SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
                     Proceeds at maturity -- $2,027,106;
                     (Fully collateralized by U.S.Treasury Bonds, 8.875%
                     due 8/15/17; Market value -- $2,067,158)
                     (Cost -- $2,026,000) ...........................................           2,026,000
                                                                                          ---------------
                    TOTAL INVESTMENTS -- 100%
                     (Cost -- $36,391,224*) .........................................         $39,816,578
                                                                                          ===============

---------------------

(a)    Non-income producing security.

(b) On July 3,2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.

(c)    Fair valued at June 30, 2000.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)    Security is currently in default.

*      Aggregate cost for Federal income tax purposes is substantially the same.

ABBREVIATION USED IN THIS SCHEDULE:
ADR -- American Depository Receipt.


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)

ASSETS:
  Investments, at value (Cost -- $36,391,224) .................................... $ 39,816,578
  Cash ...........................................................................          175
  Receivable for securities sold .................................................       74,071
  Dividend and interest receivable ...............................................       36,698
  Deferred organization costs ....................................................       16,450
                                                                                   ------------
  TOTAL ASSETS....................................................................   39,943,972
                                                                                   ------------
LIABILITIES:
  Payable for securities purchased ...............................................      305,844
  Management fees payable ........................................................       22,740
  Administration fees payable ....................................................        1,560
  Accrued expenses ...............................................................       16,097
                                                                                   ------------
  TOTAL LIABILITIES ..............................................................      346,241
                                                                                   ------------
  TOTAL NET ASSETS ............................................................... $ 39,597,731
                                                                                   ============
NET ASSETS:
  Par value of capital shares .................................................... $      2,523
  Capital paid in excess of par value ............................................   34,048,703
  Undistributed net investment income ............................................      113,353
  Accumulated net realized gain from security transactions and options ...........    2,007,798
  Net unrealized appreciation on investments .....................................    3,425,354
                                                                                   ------------
TOTAL NET ASSETS ................................................................. $ 39,597,731
                                                                                   ============
SHARES OUTSTANDING ...............................................................    2,523,025
                                                                                   ------------
NET ASSET VALUE, PER SHARE .......................................................       $15.69
                                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (unaudited)


INVESTMENT INCOME:
   Dividends ....................................................................     $   159,461
   Interest .....................................................................          90,121
   Less: Foreign withholding tax ................................................            (532)
                                                                                      -----------
   TOTAL INVESTMENT INCOME ......................................................         249,050
                                                                                      -----------
EXPENSES:
   Management fees (Note 2) .....................................................         115,342
   Audit and legal ..............................................................          10,865
   Shareholder communications ...................................................          10,443
   Custody ......................................................................           8,918
   Administration fees (Note 2) .................................................           6,785
   Shareholder and system servicing fees ........................................           3,671
   Amortization of deferred organization costs ..................................           3,114
   Directors' fees ..............................................................           2,366
   Registration fees ............................................................           1,238
   Other ........................................................................           1,647
                                                                                      -----------
   TOTAL EXPENSES ...............................................................         164,389
   Less: Management fee waiver (Note 2) .........................................         (28,692)
                                                                                      -----------
   NET EXPENSES .................................................................         135,697
                                                                                      -----------
NET INVESTMENT INCOME ...........................................................         113,353
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ....................       2,105,203
     Options purchased ..........................................................         (46,253)
     Options written ............................................................          31,264
                                                                                      -----------
   NET REALIZED GAIN ............................................................       2,090,214
                                                                                      -----------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period ........................................................       1,347,506
     End of period ..............................................................       3,425,354
                                                                                      -----------
   INCREASE IN NET UNREALIZED APPRECIATION ......................................       2,077,848
                                                                                      -----------
NET GAIN ON INVESTMENTS AND OPTIONS .............................................       4,168,062
                                                                                      -----------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................................     $ 4,281,415
                                                                                      ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                                2000              1999
                                                                           ------------      ------------
OPERATIONS:
  Net investment income ..............................................     $    113,353      $     71,981
  Net realized gains .................................................        2,090,214           853,176
  Increase in net unrealized appreciation ............................        2,077,848           866,650
                                                                           ------------      ------------
  INCREASE IN NET ASSETS FROM OPERATIONS .............................        4,281,415         1,791,807
                                                                           ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................................             --             (71,981)
  Net realized gains .................................................         (495,032)         (438,071)
                                                                           ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........         (495,032)         (510,052)
                                                                           ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares ...................................       21,116,577        13,806,423
  Net asset value of shares issued for reinvestment of dividends .....          495,032           510,052
  Cost of shares reacquired ..........................................       (1,989,628)       (3,698,746)
                                                                           ------------      ------------
INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................       19,621,981        10,617,729
                                                                           ------------      ------------
INCREASE IN NET ASSETS ...............................................       23,408,364        11,899,484

NET ASSETS:
  Beginning of period ................................................       16,189,367         4,289,883
                                                                           ------------      ------------
  END OF PERIOD* .....................................................     $ 39,597,731      $ 16,189,367
                                                                           ============      ============
*Includes undistributed net investment income of: ....................     $    113,353              --
                                                                           ============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(unaudited)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Variable Capital Fund ("Fund")is a separate non-diversied investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of the management fees payable by the Fund amounting to $28,692.

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc.("SSB"), another subsidiary of SSBH, received brokerage commissions of $54 from the Fund.

3.  INVESTMENTS

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ........................................................   $31,174,788
                                                                     ===========
Sales ............................................................   $11,587,530
                                                                     ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ....................................   $5,682,675
Gross unrealized depreciation ....................................   (2,257,321)
                                                                     ----------
Net unrealized appreciation ......................................   $3,425,354
                                                                     ==========

4.  REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.  OPTIONS CONTRACTS

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund had purchased put options with a total cost of $103,067.

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option s that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written put option transactions occurred during the six months ended June 30, 2000:

                                                                                        NUMBER OF
                                                                                        CONTRACTS      PREMIUMS
                                                                                        ---------      --------
Options written, outstanding at December 31, 1999 ..................................       --          $     0
Options written during the six months ended June 30, 2000 ..........................       14           55,956
Options canceled in closing purchase transactions ..................................      (14)         (55,956)
                                                                                          ---          -------
Options written, outstanding at June 30, 2000 ......................................       --          $     0
                                                                                          ===          =======

6.  SECURITIES TRADED ON A WHEN ISSUED BASIS

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000 the Fund did not hold any when-issued securities.

7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

NOTES TO FINANCIAL STATEMENTS
(unaudited)(continued)



8.  LENDING OF SECURITIES

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000 the Fund did not have any securities on loan.

9.  CAPITAL STOCK

At June 30, 2000 the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                                         SIX MONTHS ENDED              YEAR ENDED
                                                                           JUNE 30, 2000           DECEMBER 31, 1999
                                                                         ----------------          -----------------
Shares sold ..........................................................       1,444,504                 1,068,547
Shares issued on reinvestment of dividends ..............................       31,835                    37,504
Shares reacquired ....................................................        (137,696)                 (292,353)
                                                                             ---------                 ---------
Net Increase .........................................................       1,338,643                   813,698
                                                                             =========                 =========

FINANCIAL HIGHLIGHTS



For a share of capital stock outstanding throughout each year ended December 31, except where noted:


                                                         2000(1)              1999            1998(2)
                                                       ----------         ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $    13.67         $    11.57        $    10.00
                                                       ----------         ----------        ----------
INCOME FROM OPERATIONS:
  Net investment income (3) ......................           0.04               0.07              0.09
  Net realized and unrealized gains ..............           2.21               2.49              1.72
                                                       ----------         ----------        ----------
  Total Income From Operations ...................           2.25               2.56              1.81
                                                       ----------         ----------        ----------
LESS DISTRIBUTIONS FROM:

  Net investment income ..........................          (0.07)             (0.09)
  Net realized gains .............................          (0.23)             (0.39)            (0.15)
                                                       ----------         ----------        ----------
  Total Distributions ............................          (0.23)             (0.46)            (0.24)
                                                       ----------         ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................     $    15.69         $    13.67        $   11. 57
                                                       ==========         ==========        ==========
TOTAL RETURN (4) .................................          16.47%++           22.08%            18.12%++
NET ASSETS, END OF PERIOD (000S) .................     $   39,598         $   16,189        $    4,290
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(5) ................................           1.00%+             1.00%             1.00%+
  Net investment income ..........................           0.84%+             0.99%             1.35%+
PORTFOLIO TURNOVER RATE ..........................              45%               119%             116%

--------------------------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations)through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                  NET INVESTMENT INCOME             EXPENSE RATIOS WITHOUT FEE
                                   PER SHARE DECREASES               WAIVERS AND REIMBURSEMENT
                                  ---------------------             --------------------------
2000 ..........................          $0.01                                1.21%+
1999 ..........................           0.06                                1.99
1998 ..........................           0.15                                3.26+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.

(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC


INVESTMENT MANAGER                                           OFFICERS
   Salomon Brothers Asset Management Inc                     HEATH B. MCLENDON
   7 World Trade Center                                         CHAIRMAN AND PRESIDENT
   New York, New York 10048                                  LEWIS E. DAIDONE
                                                                EXECUTIVE VICE PRESIDENT AND TREASURER
CUSTODIAN                                                    ROSS S. MARGOLIES
   PFPC Trust Company                                           EXECUTIVE VICE PRESIDENT
   17th and Chestnut Streets                                 BETH A. SEMMEL
   Philadelphia, Pennsylvania 19103                             VICE PRESIDENT
                                                             PETER J. WILBY
LEGAL COUNSEL                                                   EXECUTIVE VICE PRESIDENT
   Simpson Thacher & Bartlett                                GEORGE J. WILLIAMSON
   425 Lexington Avenue                                         EXECUTIVE VICE PRESIDENT
   New York, New York 10017                                  JOHN B. CUNNINGHAM
                                                                VICE PRESIDENT
INDEPENDENT ACCOUNTANTS                                      ANTHONY PACE
   PricewaterhouseCoopers LLC                                   CONTROLLER
   1177 Avenue of the Americas                               CHRISTINA T. SYDOR
   New York, New York 10036                                     SECRETARY

DIRECTORS
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
   Consultant, Colman Consulting
DANIEL P. CRONIN
   Vice President-General Counsel,
   Pfizer International Inc.
HEATH B. MCLENDON
   Chairman and President;
   Managing Director, Salomon Smith Barney Inc.
   President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

SALOMON BROTHERS                  S E M I -
                                  A N N U A L
VARIABLE SERIES FUNDS INC         R E P O R T
                                  2 0 0 0

                                  JUNE 30, 2000

                                  -  HIGH YIELD BOND FUND

[GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

OUR MESSAGE TO YOU

DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund") for the period ended June 30, 2000. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period.(1) A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PORTFOLIO UPDATE

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities rated in the medium or lower rating categories or those securities determined by the manager to be of comparable quality. For the six months ended June 30, 2000, the Fund returned a negative 0.54% versus a negative 1.42% return for the Salomon Smith Barney High Yield Market Index(2) over the same period.

MARKET OVERVIEW

For the six months ended June 30, 2000, the high-yield bond market returned negative 1.42% as reported by the Salomon Smith Barney High Yield Market Index. Interest rate and inflation concerns were serious issues for the high-yield bond market throughout the period.

As the Federal Reserve Board ("Fed") hiked interest rates by 25 basis points(3) in February and the tech-laden Nasdaq Composite Index(4) turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as investors fled the interest rate-sensitive bond markets for the strong stock markets. As the U.S. stock markets became more volatile in March and April and the Fed announced a 50 basis point interest rate increase with a tightening bias on May 16, 2000, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates.

-------------------------
(1)THE INFORMATION PROVIDED REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE RESULTS. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO.

(2)THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(3)A BASIS POINT IS 0.01% OR ONE ONE-HUNDREDTH OF A PERCENT.

(4)THE NASDAQ COMPOSITE INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S. BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

As a result, mutual fund outflows for the period totaled about $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from the volatile equity markets. As a result, the high-yield bond market saw in June its first month of positive mutual fund flows in 2000 and returned 2.25% for the month, according to the Salomon Smith Barney High Yield Market Index.

For the six months ended June 30, 2000, the top performing sectors in the high-yield market included telecommunications, energy, technology, utilities and gaming. Telecommunications performance was driven by explosive industry growth, continued mergers and acquisitions and stock investment activity. High product prices supported positive performance in energy. Technology's performance benefited from good fourth quarter 1999 results and the popularity of the sector in the stock markets early in the period. Utilities and gaming, which are generally composed of higher rated issuers, benefited from investors' preference for higher-quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. Steel/metal's performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. Supermarkets/drugstores performance was adversely affected by difficulties at Rite Aid and Pathmark.

In terms of credit quality, BB issues outperformed B issues, which in turn outperformed CCC issues as investors continued to favor the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 0.28%, negative 2.01% and negative 3.92%, respectively.

The Fund benefited from overweightings in energy and gaming. It was also helped by an underweighting in supermarkets/drugstores. Performance was hurt, however, by overweightings in steel/metals and capital goods and under-weightings in telecommunications, technology and utilities. During the course of the period, the Fund responded to market conditions by increasing its positions in energy and gaming and reducing its positions in steel/metals and leisure/lodging.

On June 30, 2000, the high-yield bond market, as measured by the Salomon Smith Barney High Yield Market Index, yielded 12.52%, up from 11.41% at year-end 1999. The excess yield over Treasuries was 6.40%, up from 5.00% at 1999 year-end. We believe that these levels represent attractive long-term value. (Please note that pastperformance is not indicative of future results. Additionally, index returns are not representative of the Fund's yield.)

Going forward, we expect the high-yield market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including:

   -  mutual fund flows;
   -  decreased Collateralized Bond Obligations ("CBO") demand;
   -  reduced secondary market liquidity; and
   -  continuing cyclical concerns.

In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the new century.


Cordially,

/s/ Heath B. McLendon                       /s/ Peter J. Wilby

Heath B. McLendon                           Peter J. Wilby
Chairman and President                      Executive Vice President

JULY 15, 2000

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE HIGH YIELD BOND FUND VERSUS THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX. IT IS IMPORTANT TO NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
-------------------------------------------------------------------------------

[GRAPH]

            HIGH YIELD BOND FUND   SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
            --------------------   --------------------------------------------
5/1/98           $10,000                            $10,509
6/30/00          $10,000                             $9,637


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.


-----------------------------------------------------------------------------------------------------------------------------
                                        NET ASSET VALUE
                                    -----------------------

                                    BEGINNING          END        INCOME       CAPITAL GAIN        RETURN          TOTAL
PERIOD ENDED                        OF PERIOD       OF PERIOD    DIVIDEND       DISTRIBUTION     OF CAPITAL        RETURNS+
-----------------------------------------------------------------------------------------------------------------------------
6/30/00                                 $9.22         $9.17         $0.00           $0.00          $0.00            (0.54)%++
12/31/99                                 9.58          9.22          0.88            0.00           0.01             5.56
Inception*-- 12/31/98                   10.00          9.58          0.43            0.00           0.00             0.14++
-----------------------------------------------------------------------------------------------------------------------------
                                                                    $1.31           $0.00          $0.01
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
-----------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                                                          (0.54)%
Year Ended 6/30/00                                                                                                   1.66
Inception* through 6/30/00                                                                                           2.32
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                          5.09%
-----------------------------------------------------------------------------------------------------------------------------

+ ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS FOR ALL PERIODS SHOWN. TOTAL RETURNS MAY ALSO REFLECT A VOLUNTARY EXPENSE CAP IMPOSED BY SALOMON BROTHERS ASSET MANAGEMENT INC TO LIMIT TOTAL FUND OPERATING EXPENSES. ABSENT THIS EXPENSE CAP, TOTAL RETURNS FOR THE FUND WOULD BE LOWER. EXPENSE CAPS MAY BE REVISED OR TERMINATED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

*  INCEPTION DATE IS MAY 1, 1998.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited)


FACE
AMOUNT                                           SECURITY                                                                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 63.7%
BASIC INDUSTRIES -- 5.2%
$ 40,000         AK Steel Corp., Company Guaranteed, 7.875% due 2/15/09 ..........................................      $   35,700
 125,000         Glencore Nickel Property Ltd., Company Guaranteed, 9.000% due 12/1/14 ...........................         104,375
 125,000         Lyondell Chemical Co., Series B, Secured Notes, 9.875% due 5/1/07 ...............................         123,750
  50,000         Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 .............................................          42,938
  25,000         P&L Coal Holdings Corp., Series B, Sr. Sub. Notes, 9.625% due 5/15/08 ...........................          23,313
  25,000         Radnor Holdings Inc., Sr. Notes, 10.000% due 12/1/03 ............................................          22,500
  50,000         Tembec Industries Inc., Company Guaranteed, 8.625% due 6/30/09  .................................          48,250
  50,000         ZSC Specialty Chemicals PLC, Company Guaranteed., 11.000% due 7/1/09  ...........................          49,250
                                                                                                                        ----------
                                                                                                                           450,076
                                                                                                                        ----------
CONSUMER CYCLICALS -- 3.9%
  25,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07 ...................................          16,625
 125,000         HMH Properties Inc., Series B, Sr. Notes, 7.875% due 8/1/08 .....................................         112,813
 125,000         Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04 ...............................................          93,750
  25,000         Levi Strauss & Co., 7.000% due 11/1/06 ..........................................................          19,125
  75,000         Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due 12/15/07 ..................................          26,250
  50,000         Tenet Healthcare Corp., Sr. Notes, 8.000% due 1/15/05  ..........................................          48,250
  50,000         Vlasic Foods International Inc., Series B, Sr. Sub. Notes, 10.250% due 7/1/09 ...................          17,750
                                                                                                                        ----------
                                                                                                                           334,563
                                                                                                                        ----------
CONSUMER NON-CYCLICALS -- 11.7%
  50,000         American Safety Razor Corp., Series B, Sr. Notes, 9.875% due 8/1/05 .............................          48,250
  50,000         Columbia Healthcare Co., 6.910% due 6/15/05 .....................................................          45,750
 125,000         Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03 ............................................         118,594
  50,000         Derby Cycle Corp., Sr. Notes, 10.000% due 5/15/08 ...............................................          20,250
  50,000         French Fragrance Inc., Series D, Company Guaranteed, 10.375% due 5/15/07 ........................          47,250
  50,000         Fresenius Medical Care Capital Trust II, Company Guaranteed, 7.875% due 2/1/08 ..................          44,625
  50,000         Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05 ...........................          47,125
  50,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 .............................          28,750
 125,000         Horseshoe Gaming LLC, Series B, Sr. Sub. Notes, 9.375% due 6/15/07  .............................         123,750
 125,000         Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07  ......................................          24,531
  50,000         MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ...........................................          51,125
  50,000         Mohegan Tribal Gaming, Sr. Sub. Notes, 8.750% due 1/1/09 ........................................          47,750
  50,000         North Atlantic Trading Co., Series B, Company Guaranteed, 11.000% due 6/15/04 ...................          45,375
 125,000         Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due 12/15/05 .............................         117,813
                 Revlon Consumer Products Corp.:
  25,000           Sr. Notes, 9.000% due 11/1/06  ................................................................          18,125
  10,000           Sr. Sub. Notes, 8.625% due 2/1/08 .............................................................           5,100
  50,000         Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (a)  ....................................          50,375
  90,000         Sun International Hotels Ltd., Sub. Debentures, 9.000% due 3/15/07 ..............................          83,700
  50,000         WestPoint Stevens, Inc., Sr. Notes, 7.875% due 6/15/05  .........................................          42,000
                                                                                                                        ----------
                                                                                                                         1,010,238
                                                                                                                        ----------
ENERGY -- 5.7%
  50,000         Belco Oil & Gas Corp., Series B, Sr. Sub. Notes, 8.875% due 9/15/07 .............................          46,500
 100,000         Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07  ...................................          94,500
 100,000         Clark R&M Inc., Sr. Sub. Notes, 8.875% due 11/15/07 .............................................          64,500
  50,000         Gulf Canada Resources Ltd., Sub. Debentures, 9.625% due 7/1/05  .................................          51,125
  50,000         Key Energy Services Inc., Series B, Sr. Sub. Notes, 14.000% due 1/15/09 .........................          56,500
  50,000         Ocean Energy Inc., Series B, Sr. Sub Notes, 8.875% due 7/15/07 ..................................          50,000
  25,000         Pioneer Natural Resources N.L., Company Guaranteed, 9.625% due 4/1/10 ...........................          25,844
  50,000         Plains Resources Inc., Company Guaranteed, 10.250% due 3/15/06 (a) ..............................          50,625
  50,000         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09 .....................................          51,125
                                                                                                                        ----------
                                                                                                                           490,719
                                                                                                                        ----------

                 SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)


FACE
AMOUNT                                           SECURITY                                                                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.9%
$123,463         Airplanes Pass Through Trust, Class D, Company Guaranteed, 10.875% due 3/15/19 ..................     $  100,300
                 ContiFinancial Corp., Sr. Notes:
  50,000           7.500% due 3/15/02 (b) ........................................................................          6,250
  75,000           8.125% due 4/1/08 (b) .........................................................................          9,375
  50,000         Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08 ..........................................         45,500
                                                                                                                       ----------
                                                                                                                          161,425
                                                                                                                       ----------
HOUSING RELATED -- 1.4%
 125,000         American Standard Inc., Company Guaranteed, 7.375% due 4/15/05 ..................................        117,656
                                                                                                                       ----------

MANUFACTURING-- 9.6%
  50,000         Anchor Advanced Products, Inc., Sr. Notes, 11.750% due 4/1/04  ..................................         33,750
 100,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c) .............................          1,125
 250,000         Federal-Mogul Corp., Company Guaranteed, 7.500% due 1/15/09  ....................................        171,563
  50,000         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 ................................................         44,750
  75,000         High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04  .................................         52,125
 125,000         Hines Horticulture Inc., Series B, Sr. Sub. Notes, 11.750% due 10/15/05 .........................        125,625
 125,000         Indesco International Inc., Sr. Sub. Notes, 9.750% due 4/15/08 ..................................         46,875
  50,000         Jordan Industries, Inc., Series D, Sr. Notes, 10.375% due 8/1/07 ................................         46,000
 125,000         Motors & Gears, Inc., Series D, Sr. Notes, 10.750% due 11/15/06  ................................        120,938
  50,000         Polymer Group, Inc., Series B, Sr. Sub. Notes, 8.750% due 3/1/08  ...............................         41,750
 125,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 .......................................................        120,625
  25,000         Tenneco Automotive Inc., Series B, Company Guaranteed, 11.625% due 10/15/09 .....................         22,375
                                                                                                                       ----------
                                                                                                                          827,501
                                                                                                                       ----------
MEDIA & TELECOMMUNICATIONS -- 17.0%
  50,000         Adelphia Communications Corp., Series B, Sr. Notes, 9.875% due 3/1/07  ..........................         48,000
  20,000         Centennial Cellular Operations Co., Sr. Sub. Notes, 10.750% due 12/15/08  .......................         19,525
  75,000         Century Communications Corp., Series B, Sr. Discount Notes, zero coupon due 1/15/08  ............         31,125
 100,000         Charter Communications Holdings LLC., Sr. Notes, 8.625% due 4/1/09  .............................         88,375
 125,000         CSC Holdings Inc., Sr. Debentures, 7.625% due 7/15/18  ..........................................        112,344
  50,000         Global Crossing Holding Ltd., Company Guaranteed, 9.125% due 11/15/06  ..........................         48,125
 125,000         Hollinger International Publishing, Sr. Sub. Notes, 9.250% due 2/1/06 ...........................        123,906
  50,000         ICG Holdings Inc., Company Guaranteed, 12.500% due 5/1/06 .......................................         41,625
  50,000         Intermedia Communications Inc., Series B, Sr. Notes, 8.600% due 6/1/08  .........................         46,500
  50,000         Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08 .......................................         45,125
 200,000         Nextel Communications, Inc., Sr. Serial Redeemable Discount Notes, zero coupon until 2/15/03,
                   9.950% thereafter, due 2/15/08  ...............................................................        147,500
  50,000         NEXTLINK Communications, Inc., Sr. Notes, 10.750% due 6/1/09 ....................................         49,500
 150,000         NTL Inc., Series B, Sr. Notes, zero coupon until 4/1/03, 9.750% thereafter, due 4/1/08 ..........         94,125
  15,000         PSINet Inc., Sr. Notes, 11.000% due 8/1/09 ......................................................         13,950
  50,000         Price Communications Wireless, Inc., Series B, Company Guaranteed, 9.125% due 12/15/06 ..........         50,750
  50,000         Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08 ..............................................         51,750
 125,000         Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07 .......................................        123,125
 125,000         Telewest Communication PLC, Sr. Discount Notes, zero coupon until 4/15/04, 9.250% thereafter,
                   due 4/15/09 ...................................................................................         67,813
 200,000         United International Holdings Inc., Series B, Sr. Secured Discount Notes, zero coupon
                   until 2/15/03, 10.750% thereafter, due 2/15/08 ................................................        141,000
 125,000         World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08 .....................................        120,937
                                                                                                                       ----------
                                                                                                                        1,465,100
                                                                                                                       ----------

                 SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)


FACE
AMOUNT                                           SECURITY                                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 3.7%
$ 50,000         Allied Waste Industries North America Inc., Sr. Sub. Notes, 10.000% due 8/1/09 .................   $    42,000
  25,000         Aqua Chemical Inc., Sr. Sub. Notes, 11.250% due 7/1/08  ........................................        14,187
 125,000         Avis Rent A Car, Inc., Sr. Sub. Notes, 11.000% due 5/1/09 ......................................       130,938
  25,000         Crown Castle International Corp., Sr. Notes, 10.750% due 8/1/11 ................................        25,469
  50,000         Insight Midwest, Sr. Notes, 9.750% due 10/1/09 .................................................        49,250
  50,000         Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09 .........................................        46,250
 125,000         Safety-Kleen Corp., Sr. Sub. Notes, 9.250% due 6/1/08  .........................................        10,625
                                                                                                                    -----------
                                                                                                                        318,719
                                                                                                                    -----------
TECHNOLOGY -- 0.6%
  50,000         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 .................................................        52,250
                                                                                                                    -----------

TRANSPORTATION -- 1.9%
 125,000         Enterprise Shipholding Inc., Sr. Notes, 8.875% due 5/1/08 ......................................        70,625
  50,000         Northwest Airlines Inc., Company Guaranteed, 7.625% due 3/15/05. ...............................        44,250
  50,000         Stena AB, Sr. Notes, 8.750% due 6/15/07 ........................................................        43,875
                                                                                                                    -----------
                                                                                                                        158,750
                                                                                                                    -----------
UTILITIES -- 1.1%
  50,000         Azurix Corp., Sr. Notes, 10.750% due 2/15/10 (a) ...............................................        48,375
  50,000         Calpine Corp., Sr. Notes, 7.750% due 4/15/09 ...................................................        47,375
                                                                                                                    -----------
                                                                                                                         95,750
                                                                                                                    -----------
                 TOTAL CORPORATE BONDS
                 (Cost-- $6,475,914) ............................................................................     5,482,747
                                                                                                                    -----------

SOVEREIGN BONDS -- 26.9%
ARGENTINA -- 4.7%
                 Republic of Argentina:
 125,000           11.750% due 4/7/09  ..........................................................................       116,469
  35,000           11.375% due 3/15/10 ..........................................................................        31,937
 149,000           11.750% due 6/15/15 ..........................................................................       135,217
  85,000           12.125% due 2/25/19 ..........................................................................        80,325
  40,000           12.000% due 2/1/20  ..........................................................................        36,700
                                                                                                                    -----------
                                                                                                                        400,648
                                                                                                                    -----------
BRAZIL -- 5.6%
                 Federal Republic of Brazil:
 176,000           14.500% due 10/15/09  ........................................................................       186,428
  30,000           12.250% due 3/6/30  ..........................................................................        27,450
  54,182           C Bonds, 8.000% due 4/15/14 ..................................................................        39,316
 140,000           DCB, Series L, 7.000% due 4/15/12 (d) ........................................................       103,425
  85,000           Discount Bonds, Series Z-L, 6.937% due 4/15/24 (d)  ..........................................        67,256
  75,000           FLIRB, 7.375% due 4/15/09 (d)  ...............................................................        58,125
                                                                                                                    -----------
                                                                                                                        482,000
                                                                                                                    -----------
BULGARIA -- 1.1%
 125,000         Republic of Bulgaria, Discount Bonds, Series A, 7.0625% due 7/28/24 (d) ........................        98,750
                                                                                                                    -----------

COLUMBIA -- 1.1%
                 Republic of Columbia:
  95,000           9.750% due 4/23/09  ..........................................................................        74,812
  15,000           8.375% due 2/15/27  ..........................................................................         9,562
  20,000           FRN, 8.700% due 2/15/16 (d) ..................................................................        13,100
                                                                                                                    -----------
                                                                                                                         97,474
                                                                                                                    -----------

                 SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)


FACE
AMOUNT                                           SECURITY                                                               VALUE
-------------------------------------------------------------------------------------------------------------------------------
CROATIA-- 0.5%
$ 42,955         Republic of Croatia, FRB, Series A, 7.0625% due 7/31/10 (d) ..................................    $    39,303
                                                                                                                   ------------
ECUADOR -- 0.4%
 110,000         Republic of Ecuador, Par Bonds, due 2/28/25 (b) ..............................................         37,400
                                                                                                                   ------------
IVORY COAST -- 0.2%
 125,000         Republic of Ivory Coast, FLIRB, due 3/29/18 (b) ..............................................         20,000
                                                                                                                   ------------
MEXICO -- 2.7%
 200,000         United Mexican States, 11.375% due 9/15/16 ...................................................        229,200
                                                                                                                   ------------
PANAMA -- 1.5%
                 Republic of Panama:
  75,000           8.875% due 9/30/27  ........................................................................         63,281
  83,167           PDI Bonds, 7.0625% due 7/17/16 (d)(e) ......................................................         68,717
                                                                                                                   ------------
                                                                                                                       131,998
                                                                                                                   ------------
PERU -- 0.5%
  75,000         Republic of Peru, FLIRB 3.750% due 3/7/17 (d) ................................................         45,422
                                                                                                                   ------------
PHILLIPINES -- 0.6%
  60,000         Republic of the Philippines, 9.875% due 1/15/19 ..............................................         49,200
                                                                                                                   ------------
POLAND -- 0.4%
  50,000         Republic of Poland, RSTA Bonds, 4.000% due 10/27/24 (d) ......................................         30,094
                                                                                                                   ------------
RUSSIA -- 3.8%
                 Russian Government:
  30,000          11.750% due 6/10/03 .........................................................................         27,881
 160,000          12.750% due 6/24/28 .........................................................................        139,000
 525,000          IAN due 12/15/15 (b)(c) .....................................................................        163,078
                                                                                                                   ------------
                                                                                                                       329,959
                                                                                                                   ------------
VENEZUELA -- 3.8%
                 Republic of Venezuela:
 125,000          13.625% due 8/15/18 .........................................................................        116,250
 115,000          9.250% due 9/15/27  .........................................................................         75,871
 166,665          FLIRB Series A, 7.4375% due 3/31/07 (d) .....................................................        136,665
                                                                                                                   ------------
                                                                                                                       328,786
                                                                                                                   ------------
                 TOTAL SOVEREIGN BONDS
                 (Cost-- $2,172,300)  .........................................................................      2,320,234
                                                                                                                   ------------
LOAN PARTICIPATIONS -- 2.8%
ALGERIA -- 1.2%
 125,000         The People's Democratic Republic of Algeria, Tranche 1, 7.875% due 9/4/06
                   (Chase Manhattan) (d)(f)  ..................................................................        102,969
                                                                                                                   ------------
MOROCCO -- 1.0%
  90,000         Kingdom of Morocco, Tranche A, 7.750% due 1/1/09 (Chase Manhattan) (b)(c)(f)  ................         81,000
                                                                                                                   ------------
RUSSIA -- 0.6%
 175,000         Russian Government, Principal Loan due 12/15/20 (J.P. Morgan) (b)(c)  ........................         53,812
                                                                                                                   ------------
                 TOTAL LOAN PARTICIPATIONS
                 (Cost-- $171,107) ............................................................................        237,781
                                                                                                                   ------------

                 SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)


SHARE                                           SECURITY                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK (c) -- 0.0%
               TCR Holding Corp.:
     219         Class B Shares ..............................................................................     $        2
     121         Class C Shares ..............................................................................              1
     318         Class D Shares ..............................................................................              3
     658         Class E Shares ..............................................................................              7
                                                                                                                   ----------
               TOTAL PREFERRED STOCK
               (Cost -- $78) .................................................................................             13
                                                                                                                   ----------

  FACE
 AMOUNT
--------
REPURCHASE AGREEMENT -- 6.6%
$571,000       SBC Warburg Dillon Read Inc., 6.550% due 7/3/00; Proceeds at maturity -- $571,312;
                 (Fully collateralized by U.S. Treasury Bonds, 5.500% due 8/15/28;
                  Market value -- $582,964) (Cost -- $571,000) ...............................................        571,000
                                                                                                                   ----------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $9,390,399*) .........................................................................     $8,611,775
                                                                                                                   ==========

-------------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing securities.
(d) Rate shown reflects rate in effect at June 30, 2000 on instrument with variable rates or step coupon rates.
(e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    DCB   -- Debt Conversion Bonds.
    FLIRB -- Front-Loaded Interest Reduction Bonds.
    FRB   -- Floating Rate Bonds.
    FRN   -- Floating Rate Notes.
    IAN   -- Interest Arrears Notes.
    PDI   -- Past-Due Interest.
    RSTA  -- Revolving Short Term Agreement.


                 SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)
ASSETS:
  Investments, at value (Cost -- $9,390,399) ..........................      $ 8,611,775
  Cash ................................................................              239
  Interest receivable .................................................          228,494
                                                                             -----------
  TOTAL ASSETS ........................................................        8,840,508
                                                                             -----------

LIABILITIES:
  Payable for securities purchased ....................................           49,803
  Administration fees payable .........................................              351
  Advisory fees payable ...............................................            1,272
  Accrued expenses ....................................................           24,961
                                                                             -----------
  TOTAL LIABILITIES ...................................................           76,387
                                                                             -----------
TOTAL NET ASSETS ......................................................      $ 8,764,121
                                                                             ===========
NET ASSETS:
  Par value of capital shares..........................................      $       955
  Capital paid in excess of par value .................................        9,431,678
  Undistributed net investment income .................................          387,370
  Accumulated net realized loss from security transactions.............         (277,258)
  Net unrealized depreciation of investments ..........................         (778,624)
                                                                             -----------
TOTAL NET ASSETS ......................................................      $ 8,764,121
                                                                             ===========
SHARES OUTSTANDING ....................................................          955,288
                                                                             -----------
NET ASSET VALUE, PER SHARE ............................................            $9.17
                                                                             -----------

                 SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (unaudited)
INVESTMENT INCOME:
  Interest..........................................................................    $ 427,777
                                                                                        ---------
EXPENSES:
  Management fees (Note 2) .........................................................       30,305
  Audit and legal ..................................................................       10,938
  Shareholder communications .......................................................        9,601
  Shareholder and system servicing fees ............................................        6,401
  Directors' fees ..................................................................        2,366
  Administration fees (Note 2) .....................................................        2,020
  Custody...........................................................................        1,192
  Registration fees ................................................................          994
  Other.............................................................................        1,728
                                                                                        ---------
  TOTAL EXPENSES ...................................................................       65,545
  Less: Management fee waiver (Note 2) .............................................      (25,138)
                                                                                        ---------
  NET EXPENSES .....................................................................       40,407
                                                                                        ---------
NET INVESTMENT INCOME ..............................................................      387,370
                                                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 6):
  Net Realized Gain (Loss) From:
    Security transactions (excluding short-term securities).........................       31,700
    Options purchased ..............................................................      (20,856)
                                                                                        ---------
  NET REALIZED GAIN ................................................................       10,844
                                                                                        ---------
  Increase in Net Unrealized Depreciation of Investments:
    Beginning of period ............................................................     (339,440)
    End of period ..................................................................     (778,624)
                                                                                        ---------
  INCREASE IN NET UNREALIZED DEPRECIATION ..........................................     (439,184)
                                                                                        ---------
NET LOSS ON INVESTMENTS AND OPTIONS ................................................     (428,340)
                                                                                        ---------
DECREASE IN NET ASSETS FROM OPERATIONS .............................................    $ (40,970)
                                                                                        =========

                 SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

OPERATIONS:                                                                    2000              1999
                                                                          ------------       -----------
  Net investment income ..............................................    $    387,370       $   703,830
  Net realized gain (loss) ...........................................          10,844          (227,303)
  Increase in net unrealized depreciation ............................        (439,184)          (63,876)
                                                                          ------------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................         (40,970)          412,651
                                                                          ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................................              --          (703,830)
  Capital ............................................................              --            (6,198)
                                                                          ------------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........              --          (710,028)
                                                                          ------------       -----------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares ...................................       3,083,944         4,847,107
  Net asset value of shares issued for reinvestment of dividends .....              --           572,293
  Cost of shares reacquired ..........................................      (2,218,753)       (4,131,224)
                                                                          ------------       -----------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ................         865,191         1,288,176
                                                                          ------------       -----------
INCREASE IN NET ASSETS ...............................................         824,221           990,799

NET ASSETS:
  Beginning of period ................................................       7,939,900         6,949,101
                                                                          ------------       -----------
  END OF PERIOD* .....................................................    $  8,764,121       $ 7,939,900
                                                                          ============       ===========
----------------------
* Includes undistributed net investment income of: ...................    $    387,370                --
                                                                          ============       ===========

                 SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of the management fees amounting to $25,138.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. INVESTMENTS

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.......................................................    $3,907,307
                                                                    ==========
Sales...........................................................    $2,805,926
                                                                    ==========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................    $  306,248
Gross unrealized depreciation ..................................    (1,084,872)
                                                                    ----------
Net unrealized depreciation ....................................    $ (778,624)
                                                                    ==========

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Fund did not enter into any reverse repurchase agreements.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

6. OPTIONS CONTRACTS

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not hold any purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

7. SECURITIES TRADED ON A WHEN ISSUED BASIS

The Fund may from time to time purchase securities on a when-issued basis.
In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

8. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

9. LENDING OF SECURITIES

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

10. LOAN PARTICIPATIONS

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2000, the Fund held loan participations with a total cost of $171,107.

11. CAPITAL LOSS CARRYFORWARD

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $227,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:


                                        2006          2007         Total
                                      -------      --------      --------
Carryforward Amounts ................ $61,000      $166,000      $227,000
                                      =======      ========      ========

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

12. CAPITAL STOCK

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:


                                                       SIX MONTHS ENDED         YEAR ENDED
                                                         JUNE 30, 2000        DECEMBER 31, 1999
                                                       ----------------       -----------------
Shares sold .......................................         337,916                  493,131
Shares issued on reinvestment of dividends ........              --                   62,274
Shares reacquired .................................        (243,704)                (419,906)
                                                           --------                 --------
Net Increase ......................................          94,212                  135,499
                                                           ========                 ========

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding for the year ended December 31, except where noted:


                                                               2000(1)        1999       1998(2)
                                                               -------      ------       -------
NET ASSET VALUE, BEGINNING OF PERIOD ..................        $ 9.22       $ 9.58       $10.00
                                                               ------       ------       ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3). ..........................          0.41         0.88         0.43
  Net realized and unrealized loss ....................         (0.46)       (0.35)       (0.42)
                                                               ------       ------       ------
  Total Income (Loss) From Operations .................         (0.05)        0.53         0.01
                                                               ------       ------       ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............................            --        (0.88)       (0.43)
  Capital .............................................            --        (0.01)       (0.00)*
                                                               ------       ------       ------
  Total Distributions . ...............................            --        (0.89)       (0.43)
                                                               ------       ------       ------
NET ASSET VALUE, END OF PERIOD . ......................        $ 9.17       $ 9.22       $ 9.58
                                                               ======       ======       ======
TOTAL RETURN (4) ......................................         (0.54)%++     5.56%        0.14%++
NET ASSETS, END OF PERIOD (000S) ......................        $8,764       $7,940       $6,949
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(5). ....................................          1.00%+       1.00%        1.00%+
  Net investment income ...............................          9.59%+       9.56%        7.25%+
PORTFOLIO TURNOVER RATE. ..............................            37%          58%          37%

--------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $3,963 and $11,942 for year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:


                                                        EXPENSE RATIOS
                        NET INVESTMENT INCOME        WITHOUT FEE WAIVERS
                         PER SHARE DECREASES          AND REIMBURSEMENT
                        ---------------------        -------------------
         2000                    $0.03                       1.62%+
         1999                     0.07                       1.80
         1998                     0.06                       2.04+


(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048
CUSTODIAN
      PFPC Trust Company
      8800 Tinicom Blvd., Suite 200
      Philadelphia, Pennsylvania 19153
LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

DIRECTORS
CHARLES F.BARBER
      Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P.CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

OFFICERS
HEATH B. MCLENDON
      CHAIRMAN AND PRESIDENT
LEWIS E. DAIDONE
      EXECUTIVE VICE PRESIDENT AND TREASURER
ROSS S. MARGOLIES
      EXECUTIVE VICE PRESIDENT
BETH A. SEMMEL
      EXECUTIVE VICE PRESIDENT
PETER J. WILBY
      EXECUTIVE VICE PRESIDENT
GEORGE J. WILLIAMSON
      EXECUTIVE VICE PRESIDENT
JOHN B. CUNNINGHAM
      VICE PRESIDENT
ANTHONY PACE
      CONTROLLER
CHRISTINA T. SYDOR
      SECRETARY

                    ----------------
                    SALOMON BROTHERS
                    ----------------
                    ASSET MANAGEMENT

  SEVEN WORLD TRADE CENTER  -  NEW YORK, NEW YORK 10048

                                                S E M I -
SALOMON BROTHERS                                A N N U A L
   VARIABLE SERIES FUNDS INC                    R E P O R T
                                                2 0 0 0

                                                JUNE 30, 2000

                                                - INVESTORS FUND
[GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
OUR MESSAGE TO YOU

DEAR SHAREHOLDER:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY(1)
The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confident that our value strategy should continue to reward shareholders over time.

PERFORMANCE UPDATE
The Fund's shares returned 9.16% for the six-month period ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned a negative 0.43% and the Lipper Inc.'s peer group of large cap value funds returned a negative 1.65% for the same period.(2)

MARKET REVIEW
In the first half of this year, the stock markets experienced increased volatility. Technology stocks continued to drive the market through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, the Fund added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve Board's ("Fed") reaction to inflationary pressures. The Fund benefited from the increase in market breadth.

For the six-month period, the significant decline in a number of large-capitalization stocks held back the performance of the S&P 500. Microsoft, which represented 4.9% of the S&P 500 at year-end, declined 31.5%, which alone penalized the S&P 500 by 1.5 percentage points. Other notable decliners included Lucent, America Online, AT&T, Home Depot, Procter & Gamble and Qualcomm, all of which fell more than 20%. Including Microsoft, these eight stocks accounted for about 13% of the S&P 500 at year-end.

-----------

(1) THE INFORMATION PROVIDED REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS. THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND.
(2) THE STANDARD & POOR'S 500 INDEX ("S&P 500") IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS. LIPPER, INC. IS A NATIONALLY RECOGNIZED ORGANIZATION THAT REPORTS ON TOTAL RETURN PERFORMANCE AND CALCULATES RANKINGS BASED ON TOTAL RETURNS. TOTAL RETURNS ARE CALCULATED BASED ON CHANGES IN NAV INCLUDING THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

HIGHLIGHTS
The Fund performed quite well in the first six months, significantly outpacing both its large-cap value peer group and the S&P 500. During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that offered much more attractive valuations. In particular, we added consumer staples, financials and pharmaceuticals, all of which rebounded as investors rotated out of technology. Since the correction in technology in mid-March, we have been adding to selected tech stocks on weakness in the sector. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Our overweight position in consumer staples contributed to the Fund's outperformance during the period. In particular, Nabisco Group Holdings, Pepsi Bottling Group, Safeway and Kimberly Clark all were strong performers. Nabisco Group Holdings was the Fund's top contributor during the period as a result of the planned sale of the company.

In other sectors, leading contributors included News Corporation, Intel, Eli Lilly and Coastal Corp., among others. Laggards included International Paper, Compuware, Tyson Foods, Federated Department Stores and UnumProvident. The Fund no longer owns Compuware and UnumProvident.

OUTLOOK
Recent economic data suggest that the economy may be slowing; however, inflationary concerns are likely to keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable.

Currently, the Fund has overweight positions versus the S&P 500 in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the Fund's top position is now Verizon Communications, the newly combined entity. The Fund is underweight in technology, capital goods and consumer cyclicals. As mentioned above, we continue to look for opportunities to add to technology stocks. Overall, we believe that the Fund is well positioned for the current market environment in which individual stock selection plays a more important role than sector momentum.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the new century.


Cordially,


/s/ Heath B. McLendon                                /s/ John B. Cunnignham

Heath B. McLendon                                    John B. Cunningham
Chairman and President                               Vice President


JULY 27, 2000

THE GRAPH TO THE RIGHT DEPICTS THE PERFORMANCE OF THE INVESTORS FUND VERSUS THE STANDARD & POOR'S 500 STOCK INDEX. IT IS IMPORTANT TO NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.
-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
SALOMON BROTHERS VARIABLE INVESTORS FUND
COMPARISON OF $10,000 INVESTMENT IN THE
FUND WITH STANDARD & POOR'S 500 STOCK INDEX
-------------------------------------------------------------------------------

[GRAPH]


         INVESTORS FUND        STANDARD & POOR'S 500 STOCK INDEX
         --------------        ---------------------------------
2/17/98     $10,000                 $10,000
6/30/00     $13,473                 $14,675



PAST PERFORMANCE IS NOT PREDICTIVE OF THEUGRAPH DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE PERFORMANCE. SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.










------------------------------------------------------------------------------------------------------------
HISTORICAL PERFORMANCE
------------------------------------------------------------------------------------------------------------
                              NET ASSET VALUE
                         --------------------------
                         BEGINNING           END             INCOME        CAPITAL GAIN            TOTAL
PERIOD ENDED             OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION           RETURNS+
------------------------------------------------------------------------------------------------------------
6/30/00                     $12.23           $13.35            $0.00              $0.00             9.16%++
------------------------------------------------------------------------------------------------------------
12/31/99                     11.01            12.23             0.06               0.00            11.65
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/98       10.00            11.01             0.05               0.00            10.55++
------------------------------------------------------------------------------------------------------------
                                                               $0.11              $0.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                                          9.16%
------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                                                                                  5.66
------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                         13.42
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN+
------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                         34.73%
------------------------------------------------------------------------------------------------------------


+ ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS FOR ALL PERIODS SHOWN. TOTAL RETURNS MAY ALSO REFLECT A VOLUNTARY EXPENSE CAP IMPOSED BY SALOMON BROTHERS ASSET MANAGEMENT INC. TO LIMIT TOTAL FUND OPERATING EXPENSES. ABSENT THIS EXPENSE CAP, TOTAL RETURNS FOR THE FUND WOULD BE LOWER. EXPENSE CAPS MAY BE REVISED OR TERMINATED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
*    INCEPTION DATE IS FEBRUARY 17, 1998.

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)


SHARES                                  SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.5% (CONTINUED)
  35,300          Associates First Capital Corp.................................. $     787,631
  38,200          The Bank of New York Co., Inc..................................     1,776,300
  27,600          The Chase Manhattan Corp.......................................     1,271,325
  17,400          Comerica Inc. .................................................       780,825
  32,100          FleetBoston Financial Group....................................     1,091,400
  17,400          Freddie Mac. ..................................................       704,700
  37,200          Household International, Inc...................................     1,546,125
  37,700          MBNA Corp. ....................................................     1,022,613
  14,500          Morgan Stanley Dean Witter & Co ...............................     1,207,125
  17,600          U.S. Bancorp. .................................................       338,800
  39,200          Washington Mutual, Inc. .......................................     1,131,900
                                                                                  -------------
                                                                                     13,060,381
                                                                                  -------------
HEALTH CARE -- 8.7%
  21,300          Abbott Laboratories, Inc. .....................................       949,181
  17,900          American Home Products Corp....................................     1,051,625
   7,400          Eli Lilly & Co. ...............................................       739,075
  19,300          Merck & Co., Inc. .............................................     1,478,863
  21,800          Novartis A.G. ADR (a)..........................................       872,000
  33,300          Pharmacia Corp ................................................     1,721,194
  10,600          Schering-Plough Corp ..........................................       535,300
                                                                                  -------------
                                                                                      7,347,238
                                                                                  -------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  14,500          Equity Office Properties Trust.................................       399,656
                                                                                  -------------
TECHNOLOGY -- 17.9%
  30,100          3Com Corp. (a) ................................................     1,734,513
  12,600          Alcatel S.A. ADR. .............................................       837,900
   8,700          Applied Materials, Inc. (a) ...................................       788,437
  59,000          Compaq Computer Corp. .........................................     1,508,187
  17,900          Computer Associates International, Inc ........................       916,256
   1,700          Corning Inc. ..................................................       458,787
   8,700          Hewlett-Packard Co. ...........................................     1,086,412
   7,300          Intel Corp ....................................................       975,919
  16,400          International Business Machines Corp...........................     1,796,825
  10,600          Micron Technology, Inc. (a)....................................       933,463
  14,300          Motorola, Inc. ................................................       415,594
  32,400          National Semiconductor Corp. (a)...............................     1,838,700
  16,000          Seagate Technology, Inc. (a)...................................       880,000
  12,600          Tellabs, Inc. (a) .............................................       862,313
                                                                                  -------------
                                                                                     15,033,306
                                                                                  -------------
TRANSPORTATION -- 1.8%
  27,100          Canadian National Railway Co. .................................       790,981
  26,100          Canadian Pacific Ltd. .........................................       683,494
                                                                                  -------------
                                                                                      1,474,475
                                                                                  -------------
UTILITIES -- 2.1%
  12,400          The Coastal Corp. .............................................       754,850
  25,100          The Williams Cos., Inc.........................................     1,046,356
                                                                                  -------------
                                                                                      1,801,206
                                                                                  -------------
                  TOTAL COMMON STOCK
                  (Cost -- $69,206,233) ..........................................   76,939,913
                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
S-39

SCHEDULE OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

FACE
AMOUNT                                                         SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.4%
COMMUNICATIONS -- 0.4%
            NTL Inc.:
$ 75,000      7.000% due 12/15/08 ....................................................................................  $   122,531
 225,000      5.750% due 12/15/09 (c).................................................................................      179,719
                                                                                                                        -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $302,044) .......................................................................................      302,250
                                                                                                                        -----------
REPURCHASE AGREEMENT -- 8.2%
6,905,000   SBC Warburg Dillon Read Inc., 6.550% due 7/3/00; Proceeds at maturity -- $6,908,769; (Fully collateralized by U.S. Treasury Bonds, 7.875% due 2/15/21;
              Market value-- $7,043,156) (Cost-- $6,905,000) .........................................................    6,905,000
                                                                                                                        -----------
            TOTAL INVESTMENTS -- 100%
            (Cost-- $76,413,277). ....................................................................................  $84,147,163
                                                                                                                        ===========

------------------------------
(a)  Non-income producing security.
(b) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviation used in this schedule:
     -----------------------------------
     ADR - American Depository Receipt.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          S-40

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)

ASSETS:
  Investments, at value (Cost -- $76,413,277) ...............................       $  84,147,163
  Cash.. ....................................................................                 788
  Interest and dividends receivable..........................................             163,121
  Deferred organization costs ...............................................              16,450
                                                                                    --------------
  TOTAL ASSETS...............................................................          84,327,522
                                                                                    --------------
LIABILITIES:
  Payable for securities purchased ..........................................           3,243,976
  Management fees payable ...................................................              46,084
  Administration fees payable................................................               3,292
  Accrued expenses ..........................................................              25,123
                                                                                    --------------
  TOTAL LIABILITIES..........................................................           3,318,475
                                                                                    --------------
TOTAL NET ASSETS.............................................................       $  81,009,047
                                                                                    ==============
NET ASSETS:
  Par value of capital shares ...............................................            $  6,069
  Capital paid in excess of par value........................................          71,016,175
  Undistributed net investment income .......................................             376,266
  Accumulated net realized gain on investments and options...................           1,876,651
  Net unrealized appreciation of investments ................................           7,733,886
                                                                                    --------------
TOTAL NET ASSETS...........................................................         $  81,009,047
                                                                                    ==============
SHARES OUTSTANDING ........................................................             6,068,483
                                                                                    --------------
NET ASSET VALUE, PER SHARE.................................................                $13.35
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
S-41

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (unaudited)



INVESTMENT INCOME:
  Interest .................................................................................      $  158,491
  Dividends ................................................................................         517,714
  Less: Foreign withholding tax ............................................................          (5,245)
                                                                                               --------------
  TOTAL INVESTMENT INCOME ..................................................................         670,960
                                                                                               --------------
EXPENSES:
  Management fees (Note 2).. ...............................................................         229,196
  Administration fees (Note 2) .............................................................          16,371
  Shareholder communications. ..............................................................          13,426
  Audit and legal ..........................................................................          10,938
  Custody fees. ............................................................................           8,354
  Registration fees.. ......................................................................           4,723
  Shareholder and system servicing fees ....................................................           3,970
  Amortization of deferred organization costs ..............................................           3,114
  Directors' fees. .........................................................................           2,366
  Other. ...................................................................................           2,236
                                                                                               --------------
  TOTAL EXPENSES ...........................................................................         294,694
                                                                                               --------------
NET INVESTMENT INCOME.. ....................................................................         376,266
                                                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short term securities).................................       2,135,421
    Options purchased.......................................................................         (22,282)
    Options written ........................................................................          68,165
                                                                                               --------------
  NET REALIZED GAIN.........................................................................       2,181,304
                                                                                               --------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period.....................................................................       3,812,813
    End of period ..........................................................................       7,733,886
                                                                                               --------------
  INCREASE IN NET UNREALIZED APPRECIATION ..................................................       3,921,073
                                                                                               --------------
NET GAIN ON INVESTMENTS AND OPTIONS ........................................................       6,102,377
                                                                                               --------------
INCREASE IN NET ASSETS FROM OPERATIONS......................................................      $6,478,643
                                                                                               ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          S-42

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999


                                                                                     2000                 1999
                                                                                --------------      ---------------
OPERATIONS:
  Net investment income......................................................   $    376,266        $   254,537
  Net realized gain (loss)...................................................      2,181,304            (17,460)
  Increase in net unrealized appreciation....................................      3,921,073          2,451,587
                                                                                --------------     ---------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....................................      6,478,643          2,688,664
                                                                                --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................................................            --            (265,202)
  Capital....................................................................            --                 --
                                                                                --------------     ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..................            --            (265,202)
                                                                                --------------     ---------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares...........................................     29,608,665         42,532,124
  Net asset value of shares issued for reinvestment of dividends.............             --            265,202
  Cost of shares reacquired..................................................     (7,620,194)        (5,716,552)
                                                                                --------------     ---------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS........................     21,988,471         37,080,774
                                                                                --------------     ---------------
INCREASE IN NET ASSETS.......................................................     28,467,114         39,504,236
NET ASSETS:
  Beginning of period.......................................................      52,541,933         13,037,697
                                                                                --------------     ---------------
  END OF PERIOD*............................................................   $  81,009,047        $52,541,933
                                                                                ==============     ===============
* Includes undistributed net investment income of:..........................   $     376,266                 --
                                                                                ==============     ===============


                       SEE NOTES TO FINANCIAL STATEMENTS.
S-43

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.


The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $12,084 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.


2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates received brokerage commissions of $276.

3.   INVESTMENTS

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.....................................      $42,080,479
                                                    ===========
Sales.........................................      $18,995,522
                                                    ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation........................  $11,637,403
Gross unrealized depreciation........................   (3,903,517)
                                                       ------------
Net unrealized appreciation..........................  $ 7,733,886
                                                       ============

4.   REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   OPTIONS CONTRACTS

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not hold any purchased options.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to- market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 2000:


                                                                      NUMBER OF
                                                                      CONTRACTS           PREMIUMS
                                                                     -----------         ----------
Options written, outstanding at December 31, 1999.. .............          220           $117,925
Options exercised................................................          (52)           (43,061)
Options canceled in closing purchase transactions ...............         (168)           (74,864)
                                                                         -------         ---------
Options written, outstanding at June 30, 2000 ...................            0           $      0
                                                                         =======         =========



6.   SECURITIES TRADED ON A WHEN ISSUED BASIS

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.


7.   SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

8. LENDING OF SECURITIES

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

9. CAPITAL LOSS CARRYFORWARD

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $97,000, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

10. CAPITAL STOCK

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:


                                                                              SIX MONTHS
                                                                                 ENDED                 YEAR ENDED
                                                                             JUNE 30, 2000          DECEMBER 31, 1999
                                                                            ---------------         -----------------
Shares sold..............................................................     2,384,383                3,579,315
Shares issued on reinvestment of dividends...............................            --                   21,756
Shares reacquired .......................................................      (611,119)                (489,624)
                                                                              ---------                ---------
Net Increase.............................................................     1,773,264                3,111,447
                                                                              =========                =========

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                           2000(1)       1999           1998(2)

NET ASSET VALUE, BEGINNING OF PERIOD.                     $ 12.23      $ 11.01         $ 10.00
                                                          -------      -------         -------
INCOME FROM OPERATIONS:
  Net investment income (3)............................      0.06         0.06            0.05
  Net realized and unrealized gain.....................      1.06         1.22            1.01
                                                          -------      -------         -------
  Total Income From Operations ........................      1.12         1.28            1.06
                                                          -------      -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............................       --         (0.06)          (0.05)
  Capital .............................................       --            --           (0.00)*
                                                          -------      -------         -------
  Total Distributions .................................       --         (0.06)          (0.05)
                                                          -------      -------         -------
NET ASSET VALUE, END OF PERIOD ........................   $ 13.35      $ 12.23         $ 11.01
                                                          =======      =======         ========
TOTAL RETURN (4).. ....................................      9.16%++     11.65%          10.55%++
NET ASSETS, END OF PERIOD (000S) ......................   $81,009      $52,542         $13,038
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(5).. ...................................      0.90%+       0.98%           1.00%+
  Net investment income ...............................      1.15+        0.91            1.14+
PORTFOLIO TURNOVER RATE. ..............................        31%          51%             62%

-----------------------
(1)  For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or part of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:


                                                                      EXPENSE RATIOS WITHOUT
                                             NET INVESTMENT INCOME      FEE WAIVERS AND/OR
                                             PER SHARE DECREASES      EXPENSE REIMBURSEMENTS
                                             ---------------------    -----------------------
                        1999...............        $0.01                        1.15%
                        1998...............         0.04                        2.07+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048
  CUSTODIAN
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103
  LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

DIRECTORS
CHARLES F.BARBER
      Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P.CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

OFFICERS
HEATH B. MCLENDON
      CHAIRMAN AND PRESIDENT
LEWIS E. DAIDONE
      EXECUTIVE VICE PRESIDENT AND TREASURER
ROSS S. MARGOLIES
      EXECUTIVE VICE PRESIDENT
BETH A. SEMMEL
      EXECUTIVE VICE PRESIDENT
PETER J. WILBY
      EXECUTIVE VICE PRESIDENT
GEORGE J. WILLIAMSON
      EXECUTIVE VICE PRESIDENT
JOHN B. CUNNINGHAM
      VICE PRESIDENT
ANTHONY PACE
      CONTROLLER
CHRISTINA T. SYDOR
      SECRETARY

                          ----------------------
                                SALOMON BROTHERS
                                ---------------------
                                     ASSET MANAGEMENT

  SEVEN WORLD TRADE CENTER - NEW YORK, NEW YORK 10048

                                       S E M I -
                                       A N N U A L
                                       R E P O R T
                                       2 0 0 0

                                       JUNE 30, 2000

                                       -  TOTAL RETURN FUND

SALOMON BROTHERS
VARIABLE SERIES FUNDS INC

[GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
OUR MESSAGE TO YOU

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Variable Total Return Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE
The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations. For the six months ended June 30, 2000, the Fund generated a return of 3.13%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned a negative 0.43% for the period. In addition, a return for a hypothetical Index consisting of a 50% weighting of the Salomon Smith Barney Broad Investment Grade ("BIG") Bond Index(2) and 50% weighting of the S&P 500(3) returned 1.87% for the same time period. (Please note that an investor cannot invest directly in an index.)

MARKET UPDATE AND OUTLOOK
In the first half of 2000, the common stock sector continued to emphasize high quality companies in growth industries including communications, pharmaceutical, energy, consumer brands and technology. The fixed-income segment represents approximately 50% of the portfolio in order to reduce overall risk and provide added income potential.

As the Federal Reserve Board ("Fed") moves to slow the economy, we anticipate moderate growth in the U.S. and continuing improvement in most of the major overseas countries. Earnings for U.S. companies should be restrained somewhat during the coming year.

--------
(1) THE S&P 500 IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS.
(2) THE SALOMON SMITH BARNEY BIG BOND INDEX INCLUDES INSTITUTIONALLY TRADED U.S. TREASURY BONDS, GOVERNMENT-SPONSORED BONDS (U.S. AGENCY AND SUPRANATIONAL), MORTGAGE-BACKED SECURITIES AND CORPORATE SECURITIES.
(3) THE 50% SALOMON SMITH BARNEY BIG BOND INDEX AND 50% S&P 500 CONSISTS OF DOMESTIC CORPORATE, GOVERNMENT AND AGENCY SECURITIES AND 500 WIDELY HELD COMMON STOCKS.

In a period of economic growth, the common stock portfolio is being positioned in companies with financial strength and in areas where we believe product demand will be firm. As of June 30, 2000, the largest holdings of common stock, in order of size were IBM, Pfizer, Coca-Cola, Anheuser-Busch, Merck, McDonald's, Johnson & Johnson and General Electric. Please keep in mind, portfolio holdings are subject to change.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                /s/ George J. Williamson


Heath B. McLendon                    George J. Williamson
Chairman and President               Executive Vice President


JULY 25, 2000

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE TOTAL RETURN FUND VERSUS THE SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND INDEX, THE STANDARD & POOR'S 500 STOCK INDEX AND THE 50% SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND AND 50% STANDARD & POOR'S 500 STOCK INDEX. IT IS IMPORTANT TO NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEXES ARE NOT AVAILABLE FOR INVESTMENT AND ARE UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.
-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND INDEX, STANDARD & POOR'S 500 STOCK INDEX, AND 50%
SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND AND 50% STANDARD & POOR'S
500 STOCK INDEX.
-------------------------------------------------------------------------------
[GRAPH]

                               2/17/98                6/30/00
TOTAL RETURN                   $10,000                $10,999
FUND

SSB BROAD                      $10,000                $11,069
INVESTMENT
GRADE BOND INDEX

S&P 500 STOCK                  $10,000                $14,668
INDEX

50% SSB BROAD                  $10,000                $12,868
INVESTMENT GRADE
BOND AND 50% S&P
500 STOCK INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.



--------------------------------------------------------------------------------------------------------------------------------
HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                    NET ASSET VALUE
                               -------------------------
                               BEGINNING        END              INCOME           CAPITAL GAIN       RETURN         TOTAL
PERIOD ENDED                   OF PERIOD        OF PERIOD        DIVIDENDS        DISTRIBUTIONS      OF CAPITAL     RETURNS+
----------------------------------------------------------------------------------------------------------------------------
6/30/00                          $10.23           $10.55            $0.00              $0.00           $0.00         3.13%++
----------------------------------------------------------------------------------------------------------------------------
12/31/99                          10.40            10.23             0.24               0.00            0.01         0.78
----------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/98             10.00            10.40             0.15               0.03            0.00         5.83++
----------------------------------------------------------------------------------------------------------------------------
                                                                    $0.39              $0.03           $0.01
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                                                           3.13%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                                                                                                  (0.83)
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                           4.11
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN+
--------------------------------------------------------------------------------------------------------------------------------

Inception* through 6/30/00                                                                                           9.99%
--------------------------------------------------------------------------------------------------------------------------------



 + ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURNS DO NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURNS FOR ALL PERIODS SHOWN. TOTAL RETURNS MAY ALSO REFLECT A VOLUNTARY EXPENSE CAP IMPOSED BY SALOMON BROTHERS ASSET MANAGEMENT INC TO LIMIT TOTAL FUND OPERATING EXPENSES. ABSENT THIS EXPENSE CAP, TOTAL RETURNS FOR THE FUND WOULD BE LOWER. EXPENSE CAPS MAY BE REVISED OR TERMINATED.

 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
    RETURN FOR THE YEAR.

 *  INCEPTION DATE IS FEBRUARY 17, 1998.

     SCHEDULE OF INVESTMENTS
     June 30, 2000 (unaudited)



     SHARES           SECURITY                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCK -- 47.9%
     BASIC INDUSTRIES -- 0.1%
         5,900        USEC Inc. ..........................................................    $     27,288
                                                                                              ------------
     CAPITAL GOODS -- 1.7%
         1,300        Cooper Industries, Inc. ............................................          42,330
         4,800        General Electric Co. ...............................................         254,400
         2,000        Honeywell International Inc. .......................................          67,375
                                                                                              ------------
                                                                                                   364,105
                                                                                              ------------
     COMMUNICATIONS -- 4.6%
         4,650        AT&T Corp. .........................................................         147,055
         1,800        BCE Inc. ...........................................................          42,862
         2,600        Bell Atlantic Corp. (a) ............................................         150,412
         2,826        Nortel Networks Corp. ..............................................         192,875
         2,600        Qwest Communications International Inc. ............................         222,950
         2,300        SBC Communications Inc. ............................................          99,475
         2,650        WorldCom, Inc. (b) .................................................         121,568
                                                                                              ------------
                                                                                                   977,197
                                                                                              ------------
     CONSUMER CYCLICALS -- 2.8%
         4,100        Costco Wholesale Corp. .............................................         135,300
         1,174        DaimlerChrysler AG .................................................          61,121
         2,300        Eastman Kodak Co. ..................................................         136,850
         5,000        Kmart Corp. ........................................................          34,063
         2,100        Sears, Roebuck & Co ................................................          68,513
         2,800        Wal-Mart Stores, Inc. ..............................................         161,350
                                                                                              ------------
                                                                                                   597,197
                                                                                              ------------
     CONSUMER NON-CYCLICALS -- 11.6%
         4,300       Anheuser-Busch Companies, Inc. .....................................         321,156
         4,100       Avon Products, Inc. ................................................         182,450
         5,700       The Coca-Cola Co. ..................................................         327,394
         1,966       Delhaize America, Inc., Class B Shares .............................          30,227
         5,000       The Gillette Co. ...................................................         174,688
         3,600       H.J. Heinz Co. .....................................................         157,500
         5,600       Hormel Foods Corp. .................................................          94,150
         1,800       Kimberly-Clark Corp. ...............................................         103,275
         7,900       McDonald's Corp. ...................................................         260,206
         2,400       The News Corp. Ltd., ADR (b) .......................................         114,000
         5,100       PepsiCo, Inc. ......................................................         226,631
         3,700       The Procter & Gamble Co. ...........................................         211,825
         2,100       Ralston-Ralston Purina Group .......................................          41,869
         3,200       Safeway Inc. (b) ...................................................         144,400
         4,600       Sara Lee Corp. .....................................................          88,838
                                                                                              ------------
                                                                                                 2,478,609
                                                                                              ------------

     ENERGY -- 2.8%
         1,400        Amerada Hess Corp ...................................................         86,450
         1,794        BP Amoco PLC, ADR. ..................................................        101,473
         1,600        Exxon Mobil Corp.  ..................................................        125,600
         1,700        Royal Dutch Petroleum Co. ...........................................        104,656
         2,500        Schlumberger Ltd. ...................................................        186,563
                                                                                              ------------
                                                                                                   604,742
                                                                                              ------------
     FINANCIAL SERVICES -- 6.4%
         8,200        The Allstate Corp. ..................................................        182,450
         1,255        American International Group, Inc. ..................................        147,463

                                              SEE NOTES TO FINANCIAL STATEMENTS.

     SCHEDULE OF INVESTMENTS
     June 30, 2000 (unaudited) (continued)


     SHARES           SECURITY                                                                      VALUE
------------------------------------------------------------------------------------------------------------
     FINANCIAL SERVICES -- 6.4% (CONTINUED)
         3,500        Associates First Capital Corp. ......................................   $     78,094
         2,778        Bank of America Corp. ...............................................        119,454
            96        Berkshire Hathaway Inc., Class B Shares (b) .........................        168,960
         3,000        Chase Manhattan Corp ................................................        138,188
         1,800        The Chubb Corp ......................................................        110,700
         1,600        CIGNA Corp. .........................................................        149,600
         3,000        First Union Corp. ...................................................         74,438
         2,200        FleetBoston Financial Corp. .........................................         74,800
         4,700        Horace Mann Educators Corp. .........................................         70,500
         1,900        Mercantile Bankshares Corp. .........................................         56,644
                                                                                              ------------
                                                                                                 1,371,291
                                                                                              ------------

     HEALTH CARE -- 8.6%
         4,600        Abbott Laboratories .................................................        204,988
         3,300        American Home Products Corp. ........................................        193,875
         2,300        Bausch & Lomb Inc. ..................................................        177,963
         2,400        Bristol-Myers Squibb Co. ............................................        139,800
         2,500        Johnson & Johnson ...................................................        254,688
         3,600        Merck & Co., Inc.  ..................................................        275,850
         8,600        Pfizer Inc. .........................................................        412,800
         3,570        Pharmacia Corp. .....................................................        184,524
                                                                                              ------------
                                                                                                 1,844,488
                                                                                              ------------

     TECHNOLOGY -- 7.6%
         3,500        Alcatel SA, ADR .....................................................        232,750
         5,600        Compaq Computer Corp. ...............................................        143,150
           700        Energizer Holdings, Inc. (b) ........................................         12,775
           700        Intel Corp. .........................................................         93,581
         6,300        International Business Machines Corp. ...............................        690,244
         3,500        Lucent Technologies Inc. ............................................        207,375
         6,500        The Reynolds & Reynolds Co., Class A Shares .........................        118,625
         6,100        Xerox Corp. .........................................................        126,575
                                                                                              ------------
                                                                                                 1,625,075
                                                                                              ------------

     TRANSPORTATION -- 0.9%
         2,700        Canadian National Railway Co. .......................................         78,806
         1,800        Union Pacific Corp. .................................................         66,938
           600        United Parcel Services, Inc., Class B Shares ........................         35,400
                                                                                              ------------
                                                                                                   181,144
                                                                                              ------------

     UTILITIES -- 0.8%
         2,300        American Electric Power Co., Inc. ...................................         68,137
         2,800        Edison International ................................................         57,400
         1,200        Reliant Energy, Inc. ................................................         35,475
                                                                                              ------------
                                                                                                   161,012
                                                                                              ------------

                      TOTAL COMMON STOCK
                      (Cost -- $10,169,298) ..........................................          10,232,148
                                                                                              ------------

                                      SEE NOTES TO FINANCIAL STATEMENTS.

     SCHEDULE OF INVESTMENTS
     June 30, 2000 (unaudited) (continued)


     FACE
     AMOUNT           SECURITY                                                                     VALUE
------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 17.9%
                      U.S. Treasury Notes:
      $  290,000        6.000% due 8/15/04 (c) .......................................          $  287,370
         250,000        6.000% due 8/15/09 (c) .......................................             248,045
                      U.S. Treasury Bonds:
         500,000        6.125% due 8/15/29 (c) .......................................             505,750
         200,000        6.250% due 5/15/30 ...........................................             210,000
         275,000      Federal Home Loan Mortgage Corp. (FHLMC), 6.250% due 7/15/04 ...             267,781
                      Federal National Mortgage Association (FNMA):
         440,025        6.500% due 7/1/28 ................................................         414,997
         206,228        7.000% due 2/1/29 ................................................         199,138
         100,000        7.000% due 15 years (d)(e) .......................................          98,093
         465,000        6.000% due 30 years (d)(e) .......................................         425,326
         360,000        7.000% due 30 years (d)(e) .......................................         347,400
         300,000        7.500% due 30 years (d)(e) .......................................         295,779
         525,000        8.000% due 30 years (d)(e) .......................................         527,131
                                                                                              ------------
                      TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                      (Cost -- $3,893,504) ...............................................       3,826,810
                                                                                              ------------
     CORPORATE BONDS & NOTES -- 10.1%
     BASIC INDUSTRIES -- 0.7%
          50,000      Raytheon Co., Notes, 6.150% due 11/1/08 ............................          44,437
         100,000      USX Corp., Notes, 7.200% due 2/15/04 ...............................          98,375
                                                                                              ------------
                                                                                                   142,812
                                                                                              ------------
     CAPITAL GOODS -- 0.3%
          75,000      Tyco International Group, 6.125% due 1/15/09 .......................          66,938
                                                                                              ------------
     CONSUMER CYCLICALS -- 1.2%
         150,000      DaimlerChrysler N.A. Holding Corp., Medium-Term Notes,
                      Company Guaranteed, 7.750% due 5/27/03  ............................         151,125
         100,000      Wal-Mart Stores, Inc., Notes, 7.550% due 2/15/30  ..................         102,500
                                                                                              ------------
                                                                                                   253,625
                                                                                              ------------
     ENERGY -- 1.0%
         150,000      Duke Energy Corp., Sr. Notes, 7.375% due 3/1/10  ..................          147,750
          75,000      Union Oil Co., 7.350% due 6/15/09  ................................           72,938
                                                                                              ------------
                                                                                                   220,688
                                                                                              ------------
     FINANCIAL/LEASING -- 4.7%
         300,000      Bank of America Corp., Sr. Notes, 7.875% due 5/16/05 ..............          303,750
          50,000      Countrywide Home Loan, Co., Medium-Term Notes, 6.250% due 4/15/09 .           43,812
         100,000      Fremont General Corp., Series B, Sr. Notes, 7.700% due 3/17/04 ....           42,500
         175,000      Lehman Brothers Holdings Inc., Sr. Sub. Notes, 7.250% due 4/15/03 .          172,813
         150,000      Morgan Stanley Dean Witter & Co., Notes, 7.750% due 6/15/05 .......          150,938
         150,000      Paine Webber Group Inc., 7.625% due 12/1/09 .......................          141,938
         150,000      Sears Roebuck Acceptance Corp., 7.000% due 6/15/07 ................          141,750
                                                                                              ------------
                                                                                                   997,501
                                                                                              ------------
     MEDIA & TELECOMMUNICATIONS -- 1.1%
          90,000      A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27 (c) ............          74,025
          75,000      GTE Corp., Debentures, 6.940% due 4/15/28 (c) ......................          66,468
         100,000      Sprint Capital Corp., 5.700% due 11/15/03 ..........................          94,875
                                                                                              ------------
                                                                                                   235,368
                                                                                              ------------
     REAL ESTATE INVESTMENT TRUST -- 0.5%
         100,000      Spieker Properties, Inc. LP, 7.250% due 5/1/09 .....................          93,250
                                                                                              ------------
     SERVICES & OTHER -- 0.6%
         140,000      Cendant Corp., 7.750% due 12/1/03 (c)  .............................         135,275
                                                                                              ------------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $2,261,683) ...............................................       2,145,457
                                                                                              ------------

                                  SEE NOTES TO FINANCIAL STATEMENTS.

     SCHEDULE OF INVESTMENTS
     June 30, 2000 (unaudited) (continued)


     FACE
     AMOUNT           SECURITY                                                                                        VALUE
------------------------------------------------------------------------------------------------------------------------------

     ASSET-BACKED SECURITIES -- 2.7%
      $  141,266      Contimortgage Home Equity Loan Trust, Series 1998-2, Class A3, 6.130% due 3/15/13 ....       $   140,552
         250,000      NationsBank Credit Card Master Trust, Series 1995-1, Class A, 6.450% due 4/15/03 .....           249,865
         175,000      Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30 .......           176,536
                      TOTAL ASSET-BACKED SECURITIES
                                                                                                                   -----------
                      (Cost -- $567,102) ......................................................................        566,953
                                                                                                                   -----------
     COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
          75,000      Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13 .........            70,710
         125,000      LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2, 6.780% due 4/15/09 ...           119,718
                                                                                                                   -----------
                      TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                      (Cost -- $195,333) ...................................................................           190,428
                                                                                                                   -----------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $17,086,920) ................................................................        16,961,796
                                                                                                                   -----------

     REPURCHASE AGREEMENT -- 20.5%
       4,375,000      SBC Warburg Dillon Read Inc., 6.550% due 7/3/00; Proceeds at maturity-- $4,377,388;
                        (Fully collateralized by U.S. Treasury Bonds, 13.875% due 5/15/01;
                        Market value -- $4,463,250) (Cost -- $4,375,000) (c) ..................................      4,375,000
                                                                                                                   -----------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $21,461,920*)    ...............................................................    $21,336,796
                                                                                                                   ===========

-------------

(a) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.

(b) Non-income producing security.

(c) All or part of the security is segregated as collateral for mortgage dollar rolls/TBAs.

(d) Mortgage Dollar Roll (See Note 9).

(e) Security is issued on a to-be-announced ("TBA") basis (See Note 8).

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    -----------------------------------
    ADR -- American Depository Receipt.


                                  SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)


   ASSETS:
     Investments, at value (Cost -- $17,086,920)  ........................................        $16,961,796
     Repurchase agreement, at value (Cost -- $4,375,000)  ................................          4,375,000
     Cash ................................................................................                194
     Dividends and interest receivable ...................................................             93,328
     Deferred organization costs  ........................................................             16,450
                                                                                                  -----------
     TOTAL ASSETS ........................................................................         21,446,768
                                                                                                  -----------
   LIABILITIES:
     Payable for securities purchased ....................................................          1,689,185
     Management fees payable  ............................................................              8,300
     Administration fees payable  ........................................................                799
     Accrued expenses  ...................................................................             26,768
                                                                                                  -----------
     TOTAL LIABILITIES  ..................................................................          1,725,052
                                                                                                  -----------
     TOTAL NET ASSETS   ..................................................................        $19,721,716
                                                                                                  ===========
   NET ASSETS:
     Par value of capital shares .........................................................        $     1,870
     Capital paid in excess of par value .................................................         19,529,808
     Undistributed net investment income .................................................            439,005
     Accumulated net realized loss from security transactions ............................           (123,843)
     Net unrealized depreciation of investments ..........................................           (125,124)
                                                                                                  -----------
     TOTAL NET ASSETS ....................................................................        $19,721,716
                                                                                                  ===========
   SHARES OUTSTANDING ....................................................................          1,870,079
                                                                                                  -----------
   NET ASSET VALUE, PER SHARE  ...........................................................             $10.55
                                                                                                  -----------


                                  SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENT OF OPERATIONS
     For the Six Months Ended June 30, 2000 (unaudited)


   INVESTMENT INCOME:
     Interest  ...........................................................................     $  285,744
     Dividends ...........................................................................        244,673
     Less: Foreign withholding tax .......................................................         (1,144)
                                                                                               ----------
     TOTAL INVESTMENT INCOME .............................................................        529,273
                                                                                               ----------
   EXPENSES:
     Management fees (Note 2) ............................................................         72,215
     Shareholder communications ..........................................................         12,431
     Audit and legal .....................................................................         10,938
     Shareholder and system servicing fees ...............................................          6,618
     Administration fees (Note 2) ........................................................          4,513
     Amortization of deferred organization costs .........................................          3,114
     Custody .............................................................................          2,393
     Directors' fees .....................................................................          2,366
     Registration fees ...................................................................          1,745
     Other  ..............................................................................          2,100
                                                                                               ----------
     TOTAL EXPENSES ......................................................................        118,433
     Less: Management fee waiver (Note 2) ................................................        (28,165)
                                                                                               ----------
     NET EXPENSES ........................................................................         90,268
                                                                                               ----------
   NET INVESTMENT INCOME .................................................................        439,005
                                                                                               ----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Net Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales .................................................................      3,730,626
     Cost of securities sold .............................................................      3,728,504
                                                                                               ----------
   NET REALIZED GAIN .....................................................................          2,122
                                                                                               ----------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period .................................................................       (259,441)
     End of period .......................................................................       (125,124)
                                                                                               ----------
   DECREASE IN NET UNREALIZED DEPRECIATION ...............................................        134,317
                                                                                               ----------
NET GAIN ON INVESTMENTS ..................................................................        136,439
                                                                                               ----------
INCREASE IN NET ASSETS FROM OPERATIONS ...................................................     $  575,444
                                                                                               ==========

                                  SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENTS OF CHANGES IN NET ASSETS
     For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999


                                                                                                    2000               1999
                                                                                                ------------       -----------
   OPERATIONS:
     Net investment income  ...............................................................     $    439,005        $  412,045
     Net realized gain (loss) .............................................................            2,122          (127,687)
     (Increase) decrease in net unrealized depreciation ...................................          134,317          (388,274)
                                                                                                ------------       -----------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....................................          575,444          (103,916)
                                                                                                ------------       -----------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ................................................................               --          (411,266)
     Net realized gains ...................................................................               --              (296)
     Capital ..............................................................................               --           (13,504)
                                                                                                ------------       -----------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................               --          (425,066)
                                                                                                ------------       -----------
   FUND SHARE TRANSACTIONS (NOTE 13):
     Net proceeds from sale of shares .....................................................        5,624,298        15,352,257
     Net asset value of shares issued for reinvestment of dividends .......................               --           422,553
     Cost of shares reacquired ............................................................       (4,061,839)       (3,632,987)
                                                                                                ------------       -----------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................................        1,562,459        12,141,823
                                                                                                ------------       -----------
   INCREASE IN NET ASSETS .................................................................        2,137,903        11,612,841
   NET ASSETS:
     Beginning of period ..................................................................       17,583,813         5,970,972
                                                                                                ------------       -----------
     END OF PERIOD* .......................................................................     $ 19,721,716       $17,583,813
                                                                                                ============       ===========
     * Includes undistributed net investment income of: ...................................         $439,005                --
                                                                                                ============       ===========

     STATEMENT OF CASH FLOWS
     For the Six Months Ended June 30, 2000 (unaudited)


CASH FLOWS USED BY OPERATING ACTIVITIES:
     Purchases of long-term portfolio investments ............................................................   $  (4,509,782)
     Proceeds from disposition of long-term portfolio investments and principal paydowns .....................       3,857,261
     Net purchases of short-term portfolio investments .......................................................      (1,248,000)
                                                                                                                 -------------
                                                                                                                    (1,900,521)
     Net investment income ...................................................................................         439,005
     Amortization of net premium/discount on investments .....................................................          (2,579)
     Amortization of organization expenses ...................................................................           3,114
     Net change in receivables/payables related to operations ................................................          12,928
                                                                                                                 -------------
     NET CASH FLOWS USED BY OPERATING ACTIVITIES .............................................................      (1,448,053)
                                                                                                                 -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Proceeds from sale of shares ............................................................................       5,624,298
     Cost of shares reacquired................................................................................      (4,145,610)
     Decrease in dollar roll transactions.....................................................................         (31,390)
                                                                                                                 -------------
     NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES .........................................................       1,447,298
                                                                                                                 -------------
NET DECREASE IN CASH .........................................................................................            (755)
Cash, Beginning of Period ....................................................................................             949
                                                                                                                 -------------
CASH, END OF PERIOD ..........................................................................................   $         194
                                                                                                                 =============


                                  SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(unaudited)


 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of its management fees amounting to $28,165.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. INVESTMENTS

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


 Purchases:
     U.S. government agencies & obligations .................     $   476,712
     Other investment securities  ...........................       3,431,077
                                                                  -----------
                                                                  $ 3,907,789
                                                                  ===========
 Sales:
     U.S. government agencies & obligations  ................     $   178,488
     Other investment securities  ...........................       3,552,138
                                                                  -----------
                                                                  $ 3,730,626
                                                                  ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


     Gross unrealized appreciation .........................      $ 1,166,375
     Gross unrealized depreciation .........................       (1,291,499)
                                                                  -----------
     Net unrealized depreciation  ..........................      $  (125,124)
                                                                  ===========

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

 5. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Fund did not enter into any reverse repurchase agreements.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)


6. OPTIONS CONTRACTS

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

7. SECURITIES TRADED ON A WHEN-ISSUED BASIS

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

8. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund held TBA securities with a total cost of $1,713,049.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)


9. MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $1,804,000.

10. LENDING OF SECURITIES

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

11. LOAN PARTICIPATIONS

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2000, the Fund did not have any investments in loan participations.

12. CAPITAL LOSS CARRYFORWARD

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $12,300, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)


13. CAPITAL STOCK

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:


                                                                   SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2000          DECEMBER 31, 1999
                                                                   ----------------        -----------------
Shares sold .........................................                  548,712                 1,449,515
Shares issued on reinvestment of dividends ..........                       --                    41,305
Shares reacquired ...................................                 (398,262)                 (345,070)
                                                                   ----------------        -----------------
Net Increase ........................................                  150,450                 1,145,750
                                                                   ================        =================

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                                                2000(1)      1999        1998(2)
                                                               ---------   -------      --------
   NET ASSET VALUE, BEGINNING OF PERIOD .................      $ 10.23     $ 10.40        $10.00
                                                               ---------   -------      --------
   INCOME (LOSS) FROM OPERATIONS:
     Net investment income (3)  .........................         0.23        0.24          0.15
     Net realized and unrealized gain (loss)  ...........         0.09       (0.16)         0.43
                                                               ---------   -------      --------
     Total Income From Operations  ......................         0.32        0.08          0.58
                                                               ---------   -------      --------
   LESS DISTRIBUTIONS FROM:
     Net investment income  .............................           --       (0.24)        (0.15)
     Net realized gains  ................................           --       (0.00)*       (0.03)
     Capital ............................................           --       (0.01)           --
                                                               ---------   -------      --------
     Total Distributions  ...............................           --       (0.25)        (0.18)
                                                               ---------   -------      --------
   NET ASSET VALUE, END OF PERIOD  ......................      $ 10.55     $ 10.23        $10.40
                                                               =========   =======      ========
   TOTAL RETURN (4)  ....................................         3.13%++     0.78%         5.83%++
   NET ASSETS, END OF PERIOD (000s)  ....................      $19,722     $17,584        $5,971
   RATIOS TO AVERAGE NET ASSETS:
     Expenses (3)(5)  ...................................         1.00%+     1.00%          1.00%+
     Net investment income  .............................         4.86%+     3.50%          3.57%+
   PORTFOLIO TURNOVER RATE   ............................          22%        63%             56%


-----------------
(1) For the six months ended June 30, 2000 (unaudited).

(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.

(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:


                                                       EXPENSE RATIO WITHOUT
                             NET INVESTMENT INCOME       FEE WAIVER AND/OR
                              PER SHARE DECREASES      EXPENSE REIMBURSEMENT
                             ---------------------     ---------------------
           2000 ..........       $0.01                       1.31%+
           1999 ..........        0.05                       1.65
           1998 ..........        0.08                       2.90+


(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.

(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC


INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

 LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman;
      ASARCO Incorporated

CAROL L. COLMAN
      Consultant, Colman Consulting

DANIEL P.CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.

 HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

OFFICERS

HEATH B. MCLENDON
      CHAIRMAN AND PRESIDENT

LEWIS E. DAIDONE
      EXECUTIVE VICE PRESIDENT AND TREASURER

ROSS S. MARGOLIES
      EXECUTIVE VICE PRESIDENT

BETH A. SEMMEL
      EXECUTIVE VICE PRESIDENT

PETER J. WILBY
      EXECUTIVE VICE PRESIDENT

GEORGE J. WILLIAMSON
      EXECUTIVE VICE PRESIDENT

JOHN B. CUNNINGHAM
      VICE PRESIDENT

ANTHONY PACE
      CONTROLLER

CHRISTINA T. SYDOR
      SECRETARY

                          ----------------------------
                                SALOMON BROTHERS
                           ---------------------------
                                ASSET MANAGEMENT

                 SEVEN WORLD TRADE CENTER - NEW YORK, NEW YORK 10048

Hartford Life Insurance Companies
P.O. Box 2999
Hartford, CT 06104-2999
                                                       --------------
                                                          PRSRT STD
                                                         U.S. POSTAGE
                                                             PAID
                                                        LEOMINSTER, MA
                                                         PERMIT NO. 17
                                                       --------------




HV-2233-4
Printed in U.S.A. -Registered Trademark- 2000 The Hartford, Hartford, CT 06115